UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Rebecca A. Paulzine

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Report to Stockholders

Thrivent Financial for Lutherans®

Thrivent Series Fund, Inc.

Annual Report
December 31, 2011

We're taking steps to help the environment—join us.

Choose eDelivery.

Two ways to start receiving electronic delivery of your documents:

1. Go to Thrivent.com/gopaperless. (This will require registration on Thrivent.com to establish a User ID and password.)

OR

2. Simply complete, sign and mail the prepaid postage card on the back cover.

23572AR R2-12

Thrivent.com

Dear Member:

The financial markets entered 2011 on an uptrend, but a slew of negative developments slowed their momentum as the year progressed. In this letter I will provide a review of the period, as well as our outlook for the coming year.

A brief review of the economy

After starting the year on an upswing, U.S. economic growth slowed to an anemic pace. Final U.S. gross domestic product (GDP) growth rates for the first and second quarters of 2011 were revised downward to 0.4% and 1.3%, respectively.1 A number of issues eroded consumer confidence and diminished the pace of the recovery, raising concerns of a potential “double-dip” recession. Those factors included rising energy and food prices, continued job and housing market weakness, supply chain disruptions from the Japanese tsunami disaster, prolonged congressional debt-ceiling debates, and the resulting downgrade of the U.S. credit rating by Standard & Poor’s. Overseas, the European debt crisis resurfaced, and investors worried about the consequences to world economies. Although U.S. GDP grew at an estimated 2.0% annual rate in the third quarter of 2011, that was still lackluster by historical standards.

Unemployment figures improved over the course of the year, falling to 8.5% by year-end from 10.1% at year-end 2010, but they continued to weigh heavily on consumer sentiment.2 Companies slowly stepped up their pace of hiring as they looked for more signs of strength in the recovery. The housing market also continued to struggle as the backlog of distressed properties weighed on prices, which remained near mid-2003 levels.3

While rising energy and food prices affected consumers, overall inflation remained in check throughout the period, as measured by the core Consumer Price Index (CPI), which rose slightly more than 2% for the year.4 This metric is viewed as a worthy long-term gauge of inflation because it does not include volatile food and energy prices. It also is the measure the Federal Reserve focuses on when setting monetary policy.

The optimistic tone that characterized Federal Reserve meetings early in the year turned decidedly more pessimistic as 2011 unfolded. When the Fed’s second phase of quantitative easing, also known as QE2, wound down in June, it appeared that no more economic stimulus would be forthcoming. However, as conditions softened, the Fed committed to keep its target federal funds rate at the low level of 0% to 0.25% through mid- 2013. In late September, it announced another stimulus program called Operation Twist in which it began replacing shorter-maturity Treasuries on its balance sheet with longer-maturity Treasuries. The Fed’s goal was to drive long-term rates lower in the hope that individuals and companies would borrow and spend more money.

A brief review of the markets

Despite the economic and political uncertainty, corporate earnings and sales growth remained strong. Year-over-year sales for companies in the S&P 500 Index grew by more than 10% in the third quarter, for example, and net income grew by more than 14%. Nevertheless, the unsettled environment led to volatile financial markets. After gaining double-digit returns in the first half of the fiscal year, equities declined sharply late in the summer. Stocks traded down for much of August and September, then gained back some of their losses in the fourth quarter as economic growth improved and the situation in Europe appeared to be stabilizing. Ultimately, U.S. equities finished the year with lackluster results. Large-capitalization stocks, as measured by the S&P 500 Index, produced a total return of 2.11%, while smaller stocks, as tracked by the Russell 2000® Index, lost 4.18%.

Weighed down by concerns about the European debt situation and slowing global growth, foreign stocks underperformed their U.S. counterparts. The most commonly quoted benchmark for large, high-quality international stocks—the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index—earned a total return of -11.73%. Emerging markets were hit even harder, with the MSCI Emerging Markets Index registering a total return of -18.17%.

Fixed-income markets earned 7.84% overall, as measured by the Barclays Capital U.S. Aggregate Bond Index. Similar to the equity markets, fixed-income markets were characterized by two distinctly different investment environments. In the earliest months of the fiscal year, interest rates rose as Treasury bond prices fell, with the longest maturity bonds selling off the most. Yields on 10-year Treasuries started the year at 3.30% and by early February were at 3.75%, while yields on two-year Treasuries rose from 0.61% to 0.86% over the same time period. Nongovernment sectors outpaced Treasuries. High-yield bonds performed particularly well, benefiting from the Federal Reserve’s liquidity measures, strong corporate earnings and a quest by investors for more yield.

The tide turned in the third quarter as growing concerns about Europe’s debt woes triggered a flight to quality and sent interest rates tumbling, especially among longer-maturity Treasury securities. Yields on 10-year Treasuries fell as low as 1.72% before ending the year at 1.89%, while yields on two-year Treasuries ended at 0.25%. Treasuries, particularly longer maturities, strongly outpaced nongovernment bonds for the year, with the Barclays Capital 20+ Year Treasury Index generating a total return of 33.84%. The risk-averse environment that characterized the second half of the year, particularly the third quarter, also helped renew investor interest in higher-quality municipal bonds, which continued to benefit from significantly lower supply and low default rates. The Barclays Capital Municipal Bond Index posted a total return of 10.70% for the year.

Our outlook

Although it seems that economic data and leading indicators do not point to a “double-dip” recession in the U.S., we believe the global economy and political environment remain fragile. The U.S. economy grew at a faster pace in the second half of 2011 than it did in the first, and we expect it to expand at a 2% to 2.5% rate in the first half of 2012. That would still be below the normal rate of roughly 3% though, and well below the 4%-plus rate necessary for the U.S. economy to begin catching up to its potential and significantly improve the employment situation.

We expect the U.S. housing market to remain sluggish until the backlog of foreclosures subsides. Nationally, home values are likely to remain near their current levels, which is roughly where they have been for the past two and a half years. Housing construction also is likely to remain at historically low levels for the next year or two.

The economic outlook overseas is mixed. In Europe, we expect a modest recession next year as policies are implemented to rein in the continent’s debt problems. In China, the second-biggest economy in the world after the U.S., we expect economic growth to continue at about a 9% rate. International economies are important for U.S. investors because a significant share of the earnings of U.S. corporations comes from overseas—about 40% in the case of companies in the S&P 500.

The Federal Reserve has indicated that it expects to maintain short-term interest rates at current historically low levels through mid-2013, and we see no reason to doubt this. Further, it has recently implemented policies designed to reduce long-term interest rates. The resulting low-yield environment creates a dilemma for conservative, risk-averse investors whose portfolios are geared to generating income.

On a more positive note, corporate sales and earnings have strengthened since the beginning of the recovery, as have corporate balance sheets. Still, stock prices have not kept pace and remain below their peak 2007 levels. We expect corporate sales and earnings to continue to grow, although at a slower pace than the last couple of years.

Stock valuations remain attractive given this outlook, but fiscal and monetary policy risks remain significant both domestically and abroad. Until these issues are resolved, they will remain headwinds for the economy and the stock market, and contribute to market volatility. Investors should carefully evaluate their tolerance for risk.

While it is difficult to predict short-term market direction, history has taught us the best time to stay invested is often when things look the worst. Thrivent Series Fund portfolio managers focus on long-term returns.

We encourage you to approach your portfolio with a similar long-term view. If you have concerns about volatility, the value of your nest egg, or your portfolio’s yield, we urge you to meet with your Thrivent Financial representative to learn more about the broad spectrum of investment tools and products available to address your financial goals in accordance with your tolerance for risk.

As always, we appreciate the trust you have placed in Thrivent Financial’s team of investment professionals.

Sincerely,

Russell W. Swansen

President

Thrivent Series Fund, Inc.

[1]	U.S. Bureau of Economic Analysis (3rd Quarter 2011 advance estimate released Oct. 27, 2011).
[2]	U.S. Bureau of Labor Statistics, “The Employment Situation—October 2011” (Nov. 4, 2011).
[3]	S&P/Case-Shiller Home Price Indices.
[4]	U.S. Bureau of Labor Statistics, “Consumer Price Index—October 2011” (Nov. 16, 2011).

Thrivent Aggressive Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Aggressive Allocation Portfolio earned a return of -3.93%, compared with the median return of its peer group, the Lipper Multi Cap Core category, of -2.64%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 2.11% and 7.84%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio did not keep pace with either the S&P 500 or the Barclays Capital U.S. Aggregate Bond Index, and was below the median for its Lipper category. We attribute this to a number of factors. For example, a number of our managers in certain segments of the allocation accounts on the equity side did not keep pace with their respective benchmarks. Plus, our allocation to overseas markets did not help results as non-U.S. markets underperformed the U.S., particularly in Europe and emerging markets. Specifically, while the international segment was modestly below its median, worldwide actually did well relative to its category. So while the segments underperformed the U.S. markets, the managers were either in-line or better than their counterparts in tracking the S&P 500 index.

We invested an average of 8% of the Portfolio in fixed-income securities that were concentrated in corporate bonds. Corporate bonds did not keep pace with the strong advance in government securities that occurred in the second half of the reporting period, but did outperform many of the equity market segments. The Portfolio’s large-cap allocations, in particular, did not keep pace with their respective benchmarks. As the investment environment deteriorated in the second half of the year, investors opted for very conservative investment profiles, especially in the large-capitalization segments. Many of our managers were more aligned with an outlook that favored ongoing growth and a more constructive cyclical environment.

What is your outlook?

Confidence in the outlook for continued economic growth has been depressed by the ongoing policy and political travails, which played out through the summer and continued to year-end. While a number of indicators suggest the existing economic situation is stabilizing, consumer, corporate and investor confidence in the future outlook is much more volatile. Fundamental data suggests that in the absence of policy-induced problems, economic growth has recovered from the summer slowdown. A number of leading indicators of employment have started to improve. Markets for stocks and corporate bonds have already discounted a disappointing, but not a devastating, outcome. Any constructive resolution of the policy discussions currently in the headlines would be supportive of a rally in risk assets; however, a policy error could provide the catalyst for a further correction. We believe a benign or constructive outcome is more likely, but have taken steps to seek to mitigate risk should that not be the case.

Portfolio Facts

As of December 31, 2011

Net Assets	$560,554,320
NAV	$11.40
NAV - High†	4/29/2011 - $13.29
NAV - Low†	10/3/2011 - $10.03
Number of Holdings: 598
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	From Inception 4/29/2005
-3.93%	0.24%	4.22%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower.

The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of -2.86%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of -1.93%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 2.11% and 7.84%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio did not keep pace with either the S&P 500 or the Barclays Capital U.S. Aggregate Bond Index and was moderately below the median for its Lipper category as a result of the following factors. First, a number of our managers in certain segments of the equity market, particularly large caps, did not keep pace with their respective benchmarks. As the investment environment deteriorated in the second half of the year, investors opted for very conservative investment profiles, especially in the large-capitalization segment. Many of our managers were more aligned with an outlook that favored ongoing growth and a more constructive cyclical environment. Second, our allocation to overseas markets was not helpful to results as non-U.S. markets underperformed the U.S., particularly in Europe and emerging markets. Specifically, while the international segment was modestly below its median, worldwide actually did well relative to its category. So while the segments underperformed the U.S. markets, the managers were either in-line or better than their counterparts in tracking the S&P 500 index. Third, we had an average of 22% of the Portfolio invested in fixed-income securities, with the majority concentrated in corporate bonds. Corporate bonds did not keep pace with the strong advance in U.S. government securities that occurred in the second half of the reporting period, but did outperform many of the equity market segments.

What is your outlook?

While a number of indicators suggest stabilization of the existing economic situation, consumer, corporate and investor confidence going forward will be much more volatile. Fundamental data suggests that, in the absence of policy-induced problems, economic growth has recovered from the slowdown that occurred over the summer. However, employment growth is going to be the key to seeing some acceleration in activity. Markets for stocks and corporate bonds have already discounted a disappointing, but not a devastating, outcome. Any constructive resolution of the policy discussions currently in the headlines would be supportive of a rally in risk assets; however, a policy error could provide the catalyst for a further correction. We believe a benign or constructive outcome is more likely, but have taken steps to seek to mitigate risk should that not be the case.

Portfolio Facts

As of December 31, 2011

Net Assets	$2,659,601,280
NAV	$11.19
NAV - High†	4/29/2011 - $12.77
NAV - Low†	10/3/2011 - $10.03
Number of Holdings: 647
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	From Inception 4/29/2005
-2.86%	0.87%	4.30%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower.

The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderate Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Moderate Allocation Portfolio earned a return of -1.02%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 0.32%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 2.11% and 7.84%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio did not keep pace with either the S&P 500 or the Barclays Capital U.S. Aggregate Bond Index, and was moderately below the median for its Lipper category due to the following factors: a number of managers in certain segments of the allocation accounts on the equity side did not keep pace with their respective benchmarks, and our allocation to overseas markets was not helpful to results as non-U.S. markets underperformed the U.S., particularly in Europe and emerging markets. Specifically, while the international segment was modestly below its median, worldwide actually did well relative to its category. So while the segments underperformed the U.S. markets, the managers were either in-line or better than their counterparts in tracking the S&P 500 index.

An average of 42% of the Portfolio was invested in fixed-income securities that were concentrated in corporate bonds. Corporate bonds did not keep pace with the strong advance in government securities that occurred in the second half of the reporting period, but did outperform many of the equity market segments. The Portfolio’s managers in the large-cap allocations, in particular, did not keep pace with their respective benchmarks. As the investment environment deteriorated in the second half of the year, investors opted for very conservative investment profiles, especially in the large-capitalization segments. Many of our managers were more aligned with an outlook that favored ongoing growth and a more constructive cyclical environment.

What is your outlook?

Confidence in the outlook for continued economic growth has been depressed by the ongoing policy and political struggles that played out through the summer and continued into year-end. While a number of indicators suggest stabilization of the existing economic situation, consumer, corporate and investor confidence in the future outlook is much more volatile. Fundamental data suggests that in the absence of policy induced problems, economic growth has improved, following the slowdown that occurred over the summer. A number of leading indicators of employment have started to improve. We believe employment growth is the key to seeing some acceleration in activity. Markets for stocks and corporate bonds have already discounted a disappointing, but not a devastating, outcome. Any constructive resolution of the policy discussions currently in the headlines would be supportive of a rally in risk assets; however, a policy error could provide the catalyst for a further correction. We believe a benign or constructive outcome is more likely, but have taken steps to seek to mitigate risk should that not be the case.

Portfolio Facts

As of December 31, 2011

Net Assets	$4,133,646,716
NAV	$11.25
NAV - High†	4/29/2011 - $12.51
NAV - Low†	10/3/2011 - $10.33
Number of Holdings: 655
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	From Inception 4/29/2005
-1.02%	1.95%	4.61%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 0.20%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 2.24%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 2.11% and 7.84%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio did not keep pace with either the S&P 500 or the Barclays Capital U.S. Aggregate Bond Index and was below the median for its Lipper category as a result of the following factors. First, a number of our managers in certain segments of the equity market, particularly large caps, did not keep pace with their respective benchmarks. As the investment environment deteriorated in the second half of the year, investors opted for very conservative investment profiles, especially in the large-capitalization segment. Many of our managers were more aligned with an outlook that favored ongoing growth and a more constructive cyclical environment. Second, our allocation to overseas markets was not helpful to results as non-U.S. markets underperformed the U.S., particularly in Europe and emerging markets. Specifically, while the international segment was modestly below its median, worldwide actually did well relative to its category. So while the segments underperformed the U.S. markets, the managers were either in-line or better than their counterparts in tracking the S&P 500 index.

Third, we had an average of 63% of the Portfolio invested in fixed-income securities with the majority concentrated in corporate bonds. Corporate bonds did not keep pace with the strong advance in U.S. government securities that occurred in the second half of the reporting period, but did outperform many of the equity market segments.

What is your outlook?

While a number of indicators suggest stabilization of the existing economic situation, consumer, corporate and investor confidence going forward may be much more volatile. Fundamental data suggests that, in the absence of policy-induced problems, economic growth has recovered from the slowdown that occurred over the summer. However, we believe employment growth is going to be the key to seeing some acceleration in activity. Markets for stocks and corporate bonds have already discounted a disappointing, but not a devastating, outcome. Any constructive resolution of the policy discussions currently in the headlines would be supportive of a rally in risk assets; however, a policy error could provide the catalyst for a further correction. We believe a benign or constructive outcome is more likely, but have taken steps to seek to mitigate risk should that not be the case.

Portfolio Facts

As of December 31, 2011

Net Assets	$2,055,266,794
NAV	$11.28
NAV - High†	4/29/2011 - $12.20
NAV - Low†	10/3/2011 - $10.62
Number of Holdings: 505
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	From Inception 4/29/2005
0.20%	2.78%	4.58%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Technology Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Technology Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of technology-related companies. As a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Technology Portfolio earned a return of -12.83%, compared with the median return of its peer group, the Lipper Science and Technology category, of -6.49%. The Portfolio’s market benchmark, the NASDAQ Composite Index, earned a return of -0.79%.

What factors affected the Portfolio’s performance?

The main factor in the Portfolio’s underperformance relative to its peer group and market benchmarks was stock selection. One stock which detracted from performance was RealD, Inc., a company that designs, manufactures and licenses 3-D technology. The company reported disappointing earnings results as the revenues from recently released 3-D blockbuster movies lagged those of 3-D films that were released over the past year.

Rovi Corp. also was a large detractor from returns. The company holds patents on interactive program guides (IPGs) for video delivery services and devices. Its shares fell after the company revised 2011 earnings guidance to the low end of its prior projection due to faster declines for both ACP (analog copy protection) and Roxio Software and a softer macro environment.

Dolby Laboratories was another detractor from returns during the period. Investor interest in the stock waned after Dolby Laboratories announced during the third quarter that Microsoft’s next-generation operating system, Windows 8, would not incorporate its technologies at this point.

SuccessFactors, a business execution software provider, contributed positively to relative performance during the reporting period. Its shares rose after the company agreed to be acquired by SAP at a significant premium to the previous close. Rackspace Hosting, Inc., a leading provider of hosting and cloud computing services, also contributed to performance. Its shares rose after the company announced better-than-expected earnings.

Within industrials, Iron Mountain, a leader in records

management, data storage and online backup, contributed to performance as well. Its shares rose after management announced a strategic plan for enhancing shareholder value.

What is your outlook?

Our team continues to try to identify businesses that have strong fundamental characteristics and the ability to preserve or increase their earnings power and generate strong free cash flow and maintain healthy balance sheets, led by quality management teams. While there will no doubt continue to be surprises over the course of 2012, we remain encouraged regarding the opportunities for our growth companies. We continue to maintain our investment discipline of buying high-quality growth businesses that are trading at attractive valuations for the long term. In addition, we are increasingly cognizant of risk management at the portfolio level, particularly in a market environment where periods of extreme volatility and correlations persist.

Portfolio Facts

As of December 31, 2011

Net Assets	$29,615,410
NAV	$6.20
NAV - High†	5/10/2011 - $7.44
NAV - Low†	10/3/2011 - $5.54
Number of Holdings: 38
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-12.83%	-0.42%	-0.30%

*	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and foreign securities listed on the NASDAQ Stock Exchange. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the health care industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Healthcare Portfolio earned a return of -3.79%, compared with the median return of its peer group, the Lipper Health/Biotechnology category, of 8.43%. The Portfolio’s market benchmark, the Morgan Stanley Capital International (MSCI) World Healthcare Index, earned a return of 10.17%.

What factors affected the Portfolio’s performance?

In the first half of 2011, the Portfolio’s underperformance was largely driven by our underweightings in pharmaceuticals and health care services. Pharmaceutical stock performance was driven by the sector’s low price/earnings (P/E) multiple, high-dividend yield, high-dividend cover and strong free cash flow generation and not by research and development (R&D) pipeline progress, which is the traditional driver of stock performance. We view this industry’s fundamentals as challenged—due to high exposure to low growth segments, government pricing pressure and austerity measures, and lackluster R&D performance—and have taken selective positions in companies whose fundamentals are strong. We do not invest in the health care services sector. Cumulatively, these two sectors contributed substantially to the index’s positive return in 2011.

The second half of 2011 saw continued pharmaceutical strength and rising risk aversion due to concerns about sovereign debt in Europe and U.S. creditworthiness. In August 2011, we implemented a “barbell” structure in the Portfolio to provide downside protection in the event of protracted risk aversion and to take advantage of some of the strong declines in mid- and small-cap, development-stage health care companies. With the barbell, we increased the Portfolio’s pharmaceutical exposure on the one hand and increased exposure to beaten-up, small- and mid-cap health care companies on the other hand. Short term, this could prove to be a riskier strategy, while over the medium to long term, we believe it should generate outperformance.

What is your outlook?

The outlook for biotechs, generics and medtechs is strong, while we remain selective in pharmaceutical names. Recently, biotechs have been incredibly productive in developing effective drugs that treat diseases of high unmet medical need (e.g., lupus, hepatitis C, cystic fibrosis and prostate cancer). Investor skepticism toward product launch stories has created opportunities for investment in this segment.

The outlook for generics is tied to their exposure to emerging markets, where the prescription drug industry is growing at 10% to 20% per year versus low single digits elsewhere.

With medtechs, we plan to continue focusing on companies developing innovative and disruptive technologies. In pharmaceuticals, we plan to remain selective, focusing on the few companies with strong R&D capabilities, strong pipelines, meaningful emerging-market exposure and hedges against topline erosion through genericization.

Portfolio Facts

As of December 31, 2011

Net Assets	$17,999,712
NAV	$11.26
NAV - High†	5/31/2011 - $13.13
NAV - Low†	10/3/2011 - $10.07
Number of Holdings: 36
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
-3.79%	4.74%

*	The MSCI World Healthcare Index is a capitalization-weighted index of selected health care stocks from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Natural Resources Portfolio

David C. Francis, CFA (left) and Darren M. Bagwell, CFA (  right), Portfolio Co-Managers*

Thrivent Partner Natural Resources Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the natural resources industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

* Effective April 2011, David C. Francis and Darren M. Bagwell became the Portfolio Co-Managers.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Natural Resources Portfolio earned a return of -12.84%, compared with the median return of its peer group, the Lipper Natural Resources category, of -9.47%. The Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of -7.35%.

What factors affected the Portfolio’s performance?

The most important international crude oil benchmark, Brent, averaged $111 per barrel in 2011, an increase of 39% above the 2010 average price of $79.70 per barrel. The Portfolio was aggressively positioned to capitalize on high oil prices through overweightings in exploration and production (E&P) and oilfield services companies. E&P companies’ revenues benefit directly from high oil prices, while oilfield services companies, which help drill wells to grow future production, are the recipients of E&P companies’ increased spending.

Macroeconomics and geopolitics, however, overwhelmed the bottom-up fundamentals that drive our investment process. Defensive integrated energy companies dramatically outdistanced E&P and oilfield services equities in a flight to safety. Geopolitics mattered as spending on exploration and development, particularly in the Middle East, did not meet expectations with disruptions from protests across the Arab world.

The absolute performance of materials, especially the coal group within the sector, was exceptionally poor; therefore, the Portfolio’s relative performance suffered from our overt pro-cyclical focus on coal producers. This positioning was out of sync with the growing marketplace concerns about the European crisis and its impact on global growth, which overwhelmed what we believed to be exceptional asset values in the segment.

What is your outlook?

We believe growth in new oil supplies remains constrained and that it will cost more and more to produce whatever growth is achieved. The impact on oil demand from an economic slowdown in Europe and Asia represents the primary risk to oil prices. We favor select investments in global oil services companies where fear of an adverse outcome is already discounted in stock prices.

We also expect continued success in development of unconventional oil fields within the United States. Finally, after four years of sharply falling prices, natural gas prices may have finally reached the point where drilling is not economical in most places. As a result, we are more sanguine about prices for this lighter-weight hydrocarbon rising in the future.

In materials and coal, we have bowed to the short-term realities of decelerating global economic prospects, the risk of a rising dollar, initial signs of declining contract prices, and poor operational execution by the domestic producers. While we continue to believe that the secular long-term thesis of strong export demand driven by developing country urbanization remains intact, we plan to continue reducing the Portfolio’s exposures until the macro environment becomes less volatile.

Portfolio Facts

As of December 31, 2011

Net Assets	$31,602,403
NAV	$8.33
NAV - High†	4/29/2011 - $11.03
NAV - Low†	10/3/2011 - $6.99
Number of Holdings: 35
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
-12.84%	-4.79%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Emerging Markets Portfolio

Subadvised by Aberdeen Asset Management Investment Services Limited

Thrivent Partner Emerging Markets Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Emerging Markets Portfolio earned a return of -10.83%, compared with the median return of its peer group, the Lipper Emerging Markets category, of -18.66%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a return of -18.17%.

What factors affected the Portfolio’s performance?

Among the key positive contributors at the stock level were Mexican bottler and convenience store operator FEMSA, Indonesian conglomerate Astra International and Brazilian tobacco company Souza Cruz, which all delivered healthy results. Brazilian fuels and chemicals distributor Ultrapar also rallied as the company’s controlling shareholders agreed to grant all shareholders equal voting rights and the business continued to perform well.

Conversely, the Portfolio’s holding in Brazilian retailer Lojas Renner lagged on worries that a slowing economy would translate into weaker sales, while our Turkish holding Akbank was dragged down by the difficult operating environment. Concerns over the credit quality of loans made to state governments also weighed on our Mexican bank stock Banorte.

Performance was dragged down by the Portfolio’s overweighting to Turkey and India. Both countries struggled with stubborn inflation, current account deficits and weaker currencies, while India’s situation was compounded by seeming policy paralysis. The Portfolio’s underweighting to Korea was also negative as the market proved relatively resilient. Performance there was led by some of its global companies such as Hyundai Motors, which did well at the Japanese automakers’ expense. On a brighter note, losses were pared by the Portfolio’s nonbenchmark position in Hong Kong and overweighting to Thailand, which shrugged off concerns over the country’s recent severe flooding.

What is your outlook?

We believe a difficult year lies ahead as the fundamental problems that have beset the global economy and equity markets still prevail. Europe’s debt crisis remains unresolved, while the region’s austerity measures will have consequences on global growth, as will the deleveraging in the U.S., despite tentative signs of economic recovery. Further complicating the picture are Europe’s banks, which may roll back the credit extended—especially to Eastern Europe—when faced with a capital shortage. Developing economies will not be immune as slowing global growth would dampen demand for exports and commodities. There are also concerns over a potential hard landing in China and stubborn inflation in countries such as India and Turkey. Political events may fuel uncertainty with key elections in India’s major states, Taiwan, Mexico, Russia and the U.S., as well as the leadership handover in China, all slated for 2012.

Despite these challenges, emerging markets’ long-term prospects remain intact. Most developing countries are fiscally sound, which will enable them to implement stimulus if the external environment deteriorates further. Corporate and household balance sheets are healthy and the potential for increasing demand from a growing middle class is also positive.

Portfolio Facts

As of December 31, 2011

Net Assets	$38,853,572
NAV	$10.92
NAV - High†	4/8/2011 -$12.78
NAV - Low†	10/3/2011 -$10.05
Number of Holdings: 56
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	FromInception 4/30/2008
-10.83%	3.11%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio is subject to risks arising from the fact that it invests, under normal circumstances, at least 80%
of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Real Estate Securities Portfolio earned a return of 8.83%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 6.02%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 8.28%.

What factors affected the Portfolio’s performance?

REIT stocks performed well during 2011 as the demand for equities with attractive dividend yields proved compelling in an environment of historically low interest rates. Fundamentally, occupancy rates held steady for most property types, and improved meaningfully for apartments. The national vacancy rate for apartments ended the year at 5.2%, the lowest level since 2001.

Investment demand for high-quality institutional real estate also remained strong, which allowed REITs to generate sale proceeds that they were able to use to pay down debt or reinvest in other investment properties.

The best-performing sectors in the Portfolio were regional mall, self-storage and apartment REITs. The Portfolio’s largest positive contributors to performance were Simon Property Group, which develops, acquires and manages regional malls, outlet centers and community shopping centers in the U.S. and internationally, and Public Storage, which develops, acquires and manages self-storage facilities in the United States and Europe.

What is your outlook?

New construction supply is limited for most property types, which will allow occupancy rates to gradually increase as existing vacant space is absorbed. Multifamily is the only property sector that has seen an increase in construction starts, which we expect to result in delivery of new apartment units over the next 12 to 24 months. However, with apartment occupancy rates averaging 95% nationwide, these new units are being built to satisfy current and expected demand. Most other property types, including office, shopping centers and industrial properties, have historically high vacancy rates, which should mitigate the risk of competitive supply from new construction.

We believe that the commercial real estate market is likely to experience an improvement in occupancy and rental rates in 2012. The Portfolio has exposure to companies within each property sector, with the largest holdings being in large-capitalization REITs with experienced management teams and institutional-quality real estate portfolios. In addition, the Portfolio currently maintains exposure in mid- and small-capitalization REITs that offer attractive relative value and favorable long-term prospects.

We continuously look for opportunities to add value, and will make any adjustments that we expect to be beneficial to Portfolio performance during the year.

Portfolio Facts

As of December 31, 2011

Net Assets	$107,965,999
NAV	$15.77
NAV - High†	7/22/2011 - $16.87
NAV - Low†	10/3/2011 - $13.02
Number of Holdings: 116
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	From Inception 4/30/2003
8.83%	-1.32%	11.13%

*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Utilities Portfolio

Darren M. Bagwell, CFA, Portfolio Manager*

Thrivent Partner Utilities Portfolio seeks capital appreciation and current income.

The Portfolio’s investments are concentrated in issuers in the utilities industry; therefore the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. The Portfolio is also subject to the risks of investing in foreign (including emerging markets) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

*	Effective April 2011, Darren M. Bagwell became the Portfolio Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Utilities Portfolio earned a return of 9.08%, compared with the median return of its peer group, the Lipper Utility category, of 6.65%. The Portfolio’s market benchmarks, the S&P 500 Utilities Index and the S&P 500 Telecommunications Services Index, earned returns of 19.91% and 6.27%, respectively.

What factors affected the Portfolio’s performance?

The utility sector performed very well in 2011, particularly in the second half of the year due to the defensive nature of the industry. Concerns over a weak economic environment and the ongoing euro crisis caused interest rates to drop significantly throughout the year. Given this backdrop, investors focused on defensive stocks with stable earnings growth and high dividend yields. Thus, domestic large-cap regulated utilities outperformed all other segments of the utility sector.

During the year, the Portfolio underperformed its benchmark primarily due to an overweighted position on the higher-growth small- to mid-cap regulated utilities, and an underweighted position on large-cap utilities. Additionally, as power markets improved throughout the year, the Portfolio’s underweighting of nonregulated hybrid utilities were a drag on performance.

The Portfolio’s telecommunications and cable exposure was another relative drag on performance in 2011, as the market favored more-conservative and higher-yielding sectors such as utilities. Unfortunately, a well-placed focus on towers and alternative business carriers within telecommunications—as demand for capacity and wireless services held up nicely—was overwhelmed by the dramatic underperformance of our emerging-market exposure in wireless providers.

Despite solid operational performance, cable additionally suffered from concerns with respect to competitive content delivery models and general consumer health.

What is your outlook?

While regulated utilities are trading at the high end of their historical valuation range, utilities’ lofty dividend yields continue to be attractive in the current environment. The regulatory backdrop remains constructive, allowing for solid rate base growth opportunities. Regulated utilities are projected to grow earnings at a mid-single-digit rate over the next several years. Nonregulated utilities are currently negatively impacted by low power prices and a weak natural gas market. Recently enacted environmental regulations are expected to help improve power prices, but may not have an impact for several years.

Despite the relative underperformance in 2011, we expect the telecom and cable exposures of the Portfolio to generate incremental returns for the Portfolio going forward, especially as the yield advantage of utilities moderates and investors recognize the secular demand attributes of alternative carriers, as well as the better-than-appreciated competitive positions, benign regulatory environments, and outlying free cash flow yields of the cable industry.

Portfolio Facts

As of December 31, 2011

Net Assets	$11,118,547
NAV	$8.65
NAV - High†	5/10/2011 - $8.84
NAV - Low†	8/8/2011 - $7.37
Number of Holdings: 36
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
9.08%	-2.30%

*	The S&P 500 Utilities Index is a capitalization-weighted index of utilities sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Telecommunications Services Index is a capitalization-weighted index of telecommunications sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investments, L.P.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Small Cap Growth Portfolio earned a return of -3.85%, compared with the median return of its peer group, the Lipper Small Cap Growth category, of -2.28%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a return of -2.91%.

What factors affected the Portfolio’s performance?

The consumer discretionary sector was an area of underperformance for the Portfolio. Shares of Limelight Networks Inc., the second-largest global content delivery service company, traded lower as the stock retreated on news that larger competitor Akamai Technologies Inc. reported subpar results. However, this was due to Limelight taking market share away from Akamai. We believe Limelight is well-positioned to capture further growth as demand for Internet traffic continues to grow.

Staffing company Kforce Inc. also detracted from results in part due to its exposure to the U.S. government along with the “risk on, risk off” trade. Kforce was negatively impacted by the cutback in government jobs as the company has roughly 10% of its revenues tied to the U.S. government labor market. Additionally, staffing companies are generally highly sensitive to the “risk on, risk off” trade, especially when there are concerns of an economic slowdown.

The health care sector was an area of strength for the Portfolio. Biopharmaceutical company Amarin Corp. soared after the company reported positive results in its trial for a fish-oil treatment aimed at lowering the risk of heart disease. The study showed that the drug actually lowered LDL (bad cholesterol), whereas most triglyceride-lowering drugs often end up raising LDL levels. Pharmasset Inc. also contributed strongly to results. Although the clinical-stage pharmaceutical company currently has no active products on the market, the cure rate for its hepatitis C experimental drug study has far surpassed expectations. With the company inching closer to FDA approval, we believe it will become the main choice of drug for hepatitis C treatments once that occurs.

What is your outlook?

For 2012, we think Europe will do whatever it takes to avoid a complete financial meltdown, which should alleviate at least some of the concerns that held investors back in much of 2011. Also, we expect that the fourth year of the U.S. presidential-election cycle will have Washington focused on stimulating economic growth, which should boost the U.S. economy.

Finally, corporate profitability remains strong, with the S&P 500 companies expected to post record earnings per share of $107, according to S&P Capital IQ. So even though 2011 was modestly rewarding for stocks, we think the bias for the market is up in the new year.

Portfolio Facts

As of December 31, 2011

Net Assets	$197,490,426
NAV	$12.42
NAV - High†	4/29/2011 - $15.03
NAV - Low†	10/3/2011 - $10.23
Number of Holdings: 191
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-3.85%	0.56%	3.47%

*

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term capital appreciation.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Small Cap Value Portfolio earned a return of -1.99%, compared with the median return of its peer group, the Lipper Small Cap Value category, of -4.46%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a return of -5.50%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed its benchmark index over the past 12 months due to stock selection; sector allocation also provided a headwind. Stock selection was especially helpful in industrials and business services. Kirby Corp., the largest domestic tank barge operator in the U.S., was a top absolute contributor for the Portfolio. The firm handles about a third of inland traffic transporting bulk liquids, such as petrochemicals and agricultural chemicals. Recently announced plans for two acquisitions should provide diversification because Kirby is expected to begin handling more varied cargo and add coastal routes as a result.

Our materials stocks outpaced those in the index. The sector has performed well recently, but was weak earlier in the year when economic prospects looked bleaker. Arch Chemicals was among the Portfolio’s leading contributors. The share price of the global biocides company surged on news that a large Swiss chemical manufacturer would acquire the firm.

The consumer discretionary sector was another area of outperformance for the Portfolio. Our holdings in Aaron’s, a rent-to-own retailer, proved beneficial. The energy sector detracted from results versus the index, hindered by Penn Virginia, a natural gas and oil exploration and production company. Recent drilling results from acreage in the Marcellus Shale have been disappointing. We believe the firm has other attractive prospects, including acreage in the Eagle Ford and Granite Wash shales.

What is your outlook?

We believe that slow economic growth in the U.S. and the crisis in Europe are likely to continue. We expect the same conditions that concerned us throughout much of the past year to be with us at least during the early part of 2012.

Balanced against these negatives, corporate earnings in the U.S. appear healthy, although their rate of growth could moderate. Stock valuations look quite attractive, and consumer sentiment seems to be improving. In addition, cash invested in fixed-income assets could be redirected into stocks once interest rates finally begin to rise.

Beneficial developments in the labor and housing markets could provide support for stocks in the coming months. We continue to see attractive opportunities to invest in small companies that we believe are undervalued.

Portfolio Facts

As of December 31, 2011

Net Assets	$250,381,150
NAV	$18.64
NAV - High†	4/29/2011 - $20.72
NAV - Low†	10/3/2011 - $14.89
Number of Holdings: 164
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	From Inception 4/30/2003
-1.99%	2.61%	11.18%

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Stock Portfolio

Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices.
These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Small Cap Stock Portfolio earned a return of -5.31%, compared with the median return of its peer group, the Lipper Small Cap Core category, of -3.92%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of -4.18.

What factors affected the Portfolio’s performance?

Overall, our total performance was below benchmark due to our pro-cyclical tilts and poor security selection in the commodity-driven energy sector. However, our focus on niche software providers in the secularly growing and consolidating areas of data analysis, eCommerce and storage was well-placed as strong enterprise spending in these areas resulted in better earnings, and several of our holdings were bought out.

In the consumer sector, a defensive posture paid meaningful dividends as we tilted toward staples versus discretionary. Stock selection was notable in this group as well, especially within the areas of packaged foods, apparel and home furnishings, where focusing on situations with new managements and business strategies paid dividends.

Finally, and unfortunately, our energy positioning in 2011 was poor. Our emphasis on pick-and-shovel oilfield equipment and services providers hurt our performance. Further, the companies we did invest in generally executed poorly, amplifying the penalty. We began the year optimistic that high oil prices would spur a recovery in international oil drilling. Instead, macroeconomic and political risks kept large oil companies by and large standing with their hands in their pockets—a condition we were slow to recognize.

What is your outlook?

We believe the domestic economy will have a difficult time growing better than 2.0% to 2.5%, largely due to less-than-anticipated global growth as a result of a European recession spurred by that region’s debt and currency crises. Exports to that region should deteriorate, and we expect the U.S. will not be able to escape the impact. We look for federal fund rates to remain where they are throughout 2012, and broad rates and inflation to also hover near historical lows. We are concerned, however, about market rates starting to rise after the presidential elections (more likely in 2013) as investors may become increasingly uncomfortable with the lack of progress in addressing the U.S. fiscal problems.

The key issue for 2012 will likely be the tug-of-war between the favorable rate environment for risky assets versus the negative earnings (and solvency) implications of weak global economic growth. China’s slowing growth and our fear of post-election rate concerns being drawn forward tilt us to a cautious and defensive outlook for the coming year.

Portfolio Facts

As of December 31, 2011

Net Assets	$263,838,002
NAV	$11.99
NAV - High†	4/29/2011 - $14.04
NAV - Low†	10/3/2011 - $9.65
Number of Holdings: 81
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-5.31%	-1.11%	4.58%

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that tracks the performance of the S&P SmallCap
600 Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Small Cap Index Portfolio earned a return of 0.53%, compared with the median return of its peer group, the Lipper Small Cap Core category, of -3.92%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 1.02%.

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks outperformed mid-cap stocks and underperformed large-cap stocks for the last 12 months. Four sectors sported a positive return. Utilities and health care had the most positive returns.

The stocks of telecommunication services and materials were the weakest performers, posting the most negative returns. Investors were seeking dividends and cash flow, and these sectors tend to offer less exposure to these factors.

What is your outlook?

The Portfolio will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers individuals a way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Smaller-cap stocks have underperformed larger-cap issues in the past year. Over the last six months, investors seemed to become more risk-averse, providing an environment that tends to favor larger-capitalized companies. Small-cap companies, particularly those exposed to the domestic markets and U.S. consumers, tend to pay smaller dividends and have less positive cash flow, which were the factors that investors were seeking.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded them. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty. We are more than three years into the current cycle. As mentioned a year ago, as a new economic cycle matures, investors begin to favor larger-cap issues over smaller-cap issues, which is what we saw for 2011.

We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks is likely to be limited in the future as the new cycle continues to mature.

Portfolio Facts

As of December 31, 2011

Net Assets	$188,990,316
NAV	$12.77
NAV - High†	4/29/2011 - $14.55
NAV - Low†	10/3/2011 - $10.36
Number of Holdings: 604
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
0.53%	1.69%	6.75%

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio II

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio II seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Mid Cap Growth Portfolio II earned a return of -4.32%, compared with the median return of its peer group, the Lipper Mid Cap Growth category, of -5.91%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of -1.65%.

What factors affected the Portfolio’s performance?

The Portfolio lagged its competitors and the benchmark over the period as we increased our defensive positioning too early in anticipation of the end of the Fed’s quantitative easing policy. We did not own enough high multiple consumer names over the period, and this hurt us as investors rushed into these names and were willing to pay enormous premiums for select growth names for much of the year. Our late-cycle industrial names lagged as investors opted for high-beta, high-growth names. Our energy stock picks did not fare well over the period, particularly our coal stocks. Our individual stock picks in the technology sector did perform well over the period. As we approached the back half of 2011, our defensive positioning helped us close some, but not all, of the performance gap compared with our competitors.

What is your outlook?

As we enter 2012, many of the same problems that have plagued the economy for the past three years remain unsolved. The U.S. economy remains in a state of subpar growth, due primarily to the lackluster job market. Also contributing to the economic malaise is the floundering housing market. Recent pricing data is showing signs that it may be entering another downturn. Turmoil in the European markets also remains a significant risk to the U.S. and world economies. As such, we will continue to follow a disciplined process and will remain wary of the multiples we are willing to pay for stocks.

We believe the market volatility that we have seen in the past few months will likely continue. Europe’s debt problems are likely to remain in the forefront of the news, but investors will soon turn their attention to the U.S. debt problem. We strongly believe that—ultimately—the Fed will again print money and continue to monetize the debt. When this happens, the value of the dollar will likely decline and inflation is likely to increase as more money is pumped into the system.

In this environment, we intend to remain invested in companies that have definable product cycles that should grow despite economic cyclicality. We also seek to remain invested in companies that have hard assets that will benefit from commodity inflation, especially in the energy and materials sectors. We remain cautious on high multiple consumer discretionary stocks.

Portfolio Facts

As of December 31, 2011

Net Assets	$16,971,847
NAV	$9.17
NAV - High†	4/29/2011 - $10.77
NAV - Low†	10/3/2011 - $8.03
Number of Holdings: 77
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-4.32%	4.65%	3.16%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Mid Cap Growth Portfolio earned a return of -5.43%, compared with the median return of its peer group, the Lipper Mid Cap Growth category, of -5.91%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of -1.65%.

What factors affected the Portfolio’s performance?

The Portfolio lagged its competitors and the benchmark over the period as we increased our defensive positioning too early in anticipation of the end of the Fed’s quantitative easing policy. We did not own enough high multiple consumer names over the period, and this hurt us as investors rushed into these companies and were willing to pay enormous premiums for select growth names for much of the year. Our late-cycle industrial names lagged the market as well. Our energy stock picks did not fare well over the period, particularly our coal stocks. Individual stock picks in the technology sector performed well over the period. As we approached the back half of 2011, our defensive positioning helped us close some, but not all, of the performance gap.

What is your outlook?

As we enter 2012, many of the same problems that have plagued the economy for the past three years remain unsolved. The U.S. economy remains in a state of subpar growth, due primarily to the lackluster job market. Also contributing to the economic malaise is the floundering housing market. Recent pricing data is showing signs that it may be entering another downturn. Turmoil in the European markets also remains a significant risk to the U.S. and world economies. As such, we will continue to follow a disciplined process and remain cautious of the multiples we are willing to pay for stocks.

We believe the market volatility that we have seen in the past few months will likely continue. Europe’s debt problems are likely to remain in the forefront of the news, but investors will soon turn their attention to the U.S. debt problem. We strongly believe that—ultimately—the Fed will again print money and continue to monetize the debt. When this happens, the value of the U.S. dollar will likely decline, and inflation is likely to increase as more money is pumped into the system.

In this environment, we intend to remain invested in companies that have definable product cycles that should grow despite economic cyclicality. We also seek to remain invested in companies that have hard assets that will benefit from commodity inflation, especially in the energy and materials sectors. We remain cautious on high multiple consumer discretionary stocks.

Portfolio Facts

As of December 31, 2011

Net Assets	$348,833,514
NAV	$17.50
NAV - High†	7/7/2011 - $20.10
NAV - Low†	10/3/2011 - $15.34
Number of Holdings: 79

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-5.43%	5.40%	5.81%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Mid Cap Value Portfolio earned a return of -6.33%, compared with the median return of its peer group, the Lipper Mid Cap Value category, of -5.89%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, earned a return of -1.38%.

What factors affected the Portfolio’s performance?

Reflecting on 2011, we attribute our underperformance to challenged stock selection that was out of sync with market dynamics. For the year, materials was the bottom-performing sector in the Portfolio, largely driven by Stillwater Mining Company. Our holding in Stillwater Mining was hurt by the ongoing fears of a global economic slowdown.

At the stock level, Sprint Nextel Corp. was the largest detractor within the Portfolio for the year. In an environment in which turnaround stocks underperformed, shares of Sprint Nextel fell due to concerns regarding whether the company has sufficient liquidity to fund two large investments—the iPhone and Network Vision, both of which we believe will be substantial long-term drivers of value creation.

On the positive side during the year, the Portfolio benefited from strong performance of our investments in industrials. For the year, Kansas City Southern was a top performer, as pricing remained strong and rail volume growth outpaced the industry. The company has a unique position in Mexico and is benefiting from increased cross-border activity and growth at the Port of Lazaro. Management has been focused on improving productivity, which drove higher operating ratios, and both free cash flow and return on capital increased this year.

For the year, our top-performing stock in the Portfolio was a take-out. Shares of Kinetic Concepts Inc., a producer of medical technology dealing with wound care, benefited from the announcement that it agreed to be acquired at a premium by a group of private equity firms led by Apax Partners.

What is your outlook?

In 2011, macro concerns and swings in sentiment overshadowed the strength of individual company fundamentals, resulting in a volatile year and a difficult one for active managers. While risks remain over strains in Europe, emerging-market inflation, slowing global growth and political uncertainty, we remain cautiously optimistic about the U.S. equity market going forward.

Company fundamentals remain strong, as well-capitalized corporations have more than $1 trillion on their balance sheets and are beginning to redeploy cash, signaling confidence in the economy. In our view, earnings should remain resilient given companies’ exposures to secular and global growth, as well as increased financial and operational flexibility, which allows management to be better prepared and anticipatory. Finally, we believe that fundamentals will be rewarded more as there is more dispersion at the stock level, which should bode well for an active approach.

Portfolio Facts

As of December 31, 2011

Net Assets	$215,830,063
NAV	$12.51
NAV - High†	5/2/2011 - $14.58
NAV - Low†	10/3/2011 - $10.80
Number of Holdings: 110
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	From Inception 4/29/2005
-6.33%	0.70%	4.98%

*

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Mid Cap Stock Portfolio earned a return of -6.29%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of -2.46%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of -1.55%.

What factors affected the Portfolio’s performance?

The Portfolio had a difficult year in 2011. Poor stock selection within the energy, industrials and financials sectors was responsible for the majority of the underperformance. Solid returns within the information technology and consumer discretionary sectors offset some of the underperformance. In the energy sector, exploration and production and coal investments accounted for the underperformance as lower-than-expected production and cost overruns weighed on operations at Whiting Petroleum, Forest Oil, Alpha Natural Resources and Arch Coal.

Within the industrial sector, Shaw Group also was hurt by cost overruns in many of its engineering and construction projects. Oshkosh Corporation suffered from a money-losing government contract and low government spending. Finally, The Manitowoc Company declined due to a lack of margin leverage and fears of an economic slowdown. Zions Bancorporation and Northern Trust Corporation held back the financial sector’s performance. However, unlike the energy investments, the companies suffered from a poor macro backdrop versus poor execution. Zions’ results improved throughout the year. However, the fear of stricter government capital requirements weighed on the stock’s performance. Northern Trust is highly leveraged to a rising interest-rate environment, and with rates continuing to decline during the period, results were lackluster. Fund performance was bolstered by solid stock selection across the information technology sector, including timely investments within the services and software industries. Stellar execution by the management of Panera Bread Company benefited this holding within the consumer discretionary sector. Finally, Netflix management’s solid execution early in the year combined with the Portfolio’s disciplined stock exit strategy during the year also contributed to the discretionary sector returns.

What is your outlook?

The Portfolio is positioned more aggressively as a slowly improving macro picture combined with an attractive micro backdrop favorably tilt risk/reward. While Europe will continue to be a weight on the global economy, two other forces may provide a tailwind. First, the U.S. economy is slowly improving as housing is no longer a significant drag on the GDP. Construction employment actually increased, albeit slightly, in 2011. Second, China may follow many other emerging-market economies in easing monetary or fiscal policy as their inflation rate declines. The aforementioned factors—combined with attractive valuations, strong corporate cash flow and balance sheets, and negative sentiment toward equities—provide the foundation for a more aggressive portfolio position. The information technology, health care, financial and energy sectors are all overweighted within the Portfolio at this time to take advantage of the improving macro backdrop and negative market sentiment.

Portfolio Facts

As of December 31, 2011

Net Assets	$457,025,418
NAV	$11.48
NAV - High†	4/29/2011 - $13.61
NAV - Low†	10/3/2011 - $9.67
Number of Holdings: 70
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-6.29%	0.50%	5.90%

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Mid Cap Index Portfolio earned a return of -2.23%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of -2.46%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of -1.73%.

What factors affected the Portfolio’s performance?

Because it is designed to invest in a way that reflects its benchmark, the S&P MidCap 400 Index, the only changes made to the Portfolio are done to reconcile with any alterations in the composition of the index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Mid-cap indexes underperformed both large-cap stocks and small-cap stocks. Only four sectors posted positive returns. Consumer staples and utilities posted the most positive returns. This was a trend reversion, as these sectors had underperformed during the previous six- month period. Information technology and telecommunication services underperformed. Investors showed a preference for dividends and cash flow, and consumer staples and utilities typically have high dividends and cash flows, while information technology and telecommunication services stocks typically do not.

What is your outlook?

The Portfolio will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Over the last 12 months, investors went from being risk-seeking to risk-averse, providing an environment that tends to favor larger companies. Mid-cap companies, particularly those with low to no dividends, underperformed their large-cap counterparts.

Global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty. Typically, as a new economic cycle matures,

investors begin to favor large- and mid-cap issues over small-cap issues. We believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts

As of December 31, 2011

Net Assets	$78,114,022
NAV	$11.79
NAV - High†	4/29/2011 - $14.48
NAV - Low†	10/3/2011 - $9.97
Number of Holdings: 402
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-2.23%	2.90%	6.60%

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, Victory Capital Management Inc., Aberdeen Asset Management Investment Services Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Worldwide Allocation Portfolio earned a return of -12.13%, compared with the median return of its peer group, the Lipper International Core category, of -12.79%. The Portfolio’s market benchmark, the MSCI All Country World ex-USA Index, returned -13.33%.

What factors affected the Portfolio’s performance?

Portfolio performance was limited by below-average results from the large-cap value segment of the account. Those results were negatively impacted by exposure in the financial sector in Europe and some more cyclically sensitive segments. The large-cap growth segment modestly outperformed its benchmark and offset the sub-benchmark performance of the value portion.

The portion of the account allocated to emerging-markets performed quite well versus its benchmark, significantly outpacing both the emerging market and the developed market indexes. Our small-cap Europe, Australasia, Far East (EAFE) manager performed in line with the benchmark, but that segment did not perform as well as the developed markets. Finally, the allocation to emerging-market debt aided results as debt markets dramatically outperformed equity markets in the period.

What is your outlook?

As often happens during times of heightened uncertainty and fear, many stocks are sold down regardless of fundamentals. In developed markets, while the crisis in Europe has intensified, political and economic developments toward the end of 2011 were significant positive steps. The European Central Bank’s provision of unlimited three-year funding to banks and the purchase of southern European government debt in the secondary market simultaneously began to address both the banking and sovereign aspects of the crisis and helped to dampen the negative interplay between them. In addition, discussions on fiscal integration being led by France and Germany are a major move in the right direction for the longer term. That these actions have arrived late means the risk of economic recession in Europe has grown.

China has been another area of concern in 2011. Policy actions had been taken to dampen inflation risks and investors became concerned those steps would impair growth not only in China but also other emerging-market economies that are dependent on or impacted by Chinese demand. While growth in China has slowed, at year-end there appeared to a consensus developing that a hard landing was unlikely.

While risks appear to be diminishing from the elevated levels that prevailed in mid-2011, we do not want to become overly sanguine about the outlook. Macro risks remain both overseas and in the U.S. Many of those risks are discounted in current prices, but we believe some measure of conservatism remains appropriate.

Portfolio Facts

As of December 31, 2011

Net Assets	$495,586,412
NAV	$7.39
NAV - High†	5/2/2011 - $9.41
NAV - Low†	10/3/2011 - $7.28
Number of Holdings: 501
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
-12.13%	-5.92%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI All Country World ex-USA Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

Thrivent Partner International Stock Portfolio seeks long-term growth of capital.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner International Stock Portfolio earned a return of -13.91%, compared with the median return of its peer group, the Lipper International Core category, of -12.79%. The Portfolio’s market benchmark, the MSCI EAFE Index, earned a return of -11.73%.

What factors affected the Portfolio’s performance?

Performance in the Portfolio was below the benchmark’s as a function of subpar stock selection. Sector allocations mitigated some of the results from stock selection, but were not sufficient to offset trading.

Exposures in the financial sector had the most significant negative effect on returns. Financial stocks, particularly eurozone-based banking institutions, came under severe pressure owing to the re-emergence of sovereign debt issues. Investors were concerned that select defaults or write-downs of impaired debt obligations in their holdings in Greek, Italian, Spanish and Portuguese debt would create capital shortfalls requiring equity issuance, diluting existing shareholders.

Further, the lack of a cohesive plan to deal with the weakness in the structure of the European Monetary Union seemed to weigh heavily on the markets. While the Portfolio benefited from an underweighting in the category, our holdings performed poorly relative to the group.

Holdings in the industrial segment also did not perform well relative to its category or the broader market. This was also true in the materials sector as commodity prices declined in the period. Generally, our holdings were biased toward continued global growth and that outlook was quite shaken over the course of 2011. Positions in the consumer staples, utilities and consumer discretionary portions of the Portfolio performed well and mitigated some of the impact of the more poorly performing segments.

What is your outlook?

As often happens during times of heightened uncertainly and fear, many stocks are sold down regardless of fundamentals. While the crisis in Europe has intensified, political and economic developments toward the end of 2011 were significant positive steps. The European Central Bank’s provision of unlimited three-year funding to banks and the purchase of southern European government debt in the secondary market simultaneously began to address both the banking and sovereign aspects of the crisis, helping to dampen the negative interplay between them. In addition, discussions about fiscal integration being led by France and Germany are a major move in the right direction for the longer term. The late nature of these actions, however, means the risk of economic recession in Europe has grown.

While risks appear to be diminishing from the elevated levels that prevailed in mid-2011, we do not want to become overly sanguine about the outlook. Macro risks remain both overseas and in the U.S. Many of those risks are discounted in current prices, but we believe some measure of conservatism remains appropriate.

Portfolio Facts

As of December 31, 2011

Net Assets	$709,827,505
NAV	$9.18
NAV - High†	5/2/2011 - $11.65
NAV - Low†	11/25/2011 - $8.65
Number of Holdings: 209
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-13.91%	-5.31%	2.80%

*	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Stock Portfolio

Subadvised by Calvert Investment Management, Inc. (formerly Calvert Asset Management Company, Inc.) and Atlanta Capital Management, L.L.C.

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Socially Responsible Stock Portfolio earned a return of -1.82%, compared with the median return of its peer group, the Lipper Large Cap Core category, of -1.60%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 2.11%.

What factors affected the Portfolio’s performance?

Perhaps befitting the up-and-down nature of the market in 2011, we had both big winners and big losers in the Portfolio. Clearly our highest-profile, if not highest- impact, disappointment was Netflix. We’ve reported for more than two years about Netflix’s big positive contribution to our performance. That changed in September, when the company reported weaker-than-expected subscriber growth. This was a self-inflicted wound caused by a big price increase. We sold all of our stock before the final leg down in October.

Despite extremely low valuations, our modest positions in several bank stocks did not perform as we had anticipated they would. The stocks continue to underperform the market on a variety of growth and regulatory challenges.

By far the most problematic sector for us in 2011 was energy. Our collection of holdings, including Noble Corp., QEP and especially Suncor, each fell 10% to 20%.

On the positive side of the ledger, Starbucks and Chipotle Mexican Grill each climbed more than 40%, benefiting from strong execution. They may have become a bit more popular with investors because of their negligible exposure to Europe. We sold Chipotle in the late summer on valuation concerns.

We also did very well during the time we owned Amazon. Amazon has continued to gain share of retail sales and the stock sailed through the initial market downturn. Like Chipotle, we sold the stock on a very full valuation in October. Since then, the stock has come under pressure. Allergan, the maker of several ophthalmic drugs and Botox, also had a great year, rising more than 30%. Because we hold a large position, it was a strong contributor.

What is your outlook?

The investment environment remains unsettled as 2012 gets under way. On the one hand, the U.S. economy logged some of its best growth of the last two years in the closing months of 2011. Consumer confidence is up and the jobs situation has a bit of positive momentum. It’s tough right now to find appreciable evidence of economic deterioration. Earnings growth is moderating but still looks solidly positive for both the fourth quarter and 2012.

A wide variety of reasonable outcomes are possible for the stock market in 2012. Assuming Europe holds the monetary union together without a lot of drama, most of those forecasts would be positive. Earnings are solid, valuations are quite reasonable, and the odds favor global growth being higher in 2013 than 2012. As things return to “normal,” we believe that the market will once again come to favor the sort of sustainable growth stocks that populate the Portfolio.

Portfolio Facts

As of December 31, 2011

Net Assets	$6,146,291
NAV	$10.16
NAV - High†	7/7/2011 - $11.68
NAV - Low†	10/3/2011 - $9.27
Number of Holdings: 50
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
-1.82%	0.66%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Growth Portfolio

Subadvised by Calamos Advisors LLC

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner All Cap Growth Portfolio earned a return of -7.13%, compared with the median return of its peer group, the Lipper Multi Cap Growth category, of -3.92%. The Portfolio’s market benchmark, the Russell 3000® Growth Index, earned a return of 2.18%.

What factors affected the Portfolio’s performance?

Within the Portfolio, our relative security selection in the information technology and energy sectors detracted the most from performance during 2011. Within technology, holdings from the IT consulting and communications equipment industries hampered results. Within energy, companies in the oil and gas exploration and production industry lagged and our absence of holdings in the integrated oils industry hurt returns as this industry held up well in the face of volatility. We believe continued global stimulus and accommodative policies will help boost the value of the energy sector, as global demand for energy resources remains high.

The Portfolio’s significant underweighting in the consumer staples sector hurt results, yet strong security selection within the sector more than made up for the positioning. Portfolio holdings in the personal products and soft drink industries did particularly well. The market environment during the year was largely defined by the more defensive “risk-off” trade. The consumer staples sector performed very well relative to other areas of the market as investors flocked to its relatively defensive “safe-haven” securities.

What is your outlook?

The Portfolio’s largest allocations remain in information technology and consumer discretionary. We continue to favor technology due to its higher growth potential, higher cash flows and lower debt levels, as well as attractive valuations. The sector also continues to profit from long-term themes we have identified, including the increased appetite and demand for information and entertainment. In consumer discretionary, we remain attracted to companies that demonstrate global business plans and diversified revenues, as well as those servicing a rapidly expanding consumer base within the emerging-markets. Specifically, select companies within the Internet retailing industry have proven worthy investments, as many of these firms operate with global footprints and cater to a more cost-conscious consumer. We continue to take a long-term approach to the Portfolio’s construction, striving to be undistracted by short-term volatility. We are positioning the Portfolio more cyclically to take advantage of improved valuations and long-term opportunities that we see. We seek to invest in businesses poised to benefit from increased capital spending in technologies, the global infrastructure build-out and the rise of emerging-market consumers. We are avoiding companies most affected by government debt and a confusing regulatory environment, such as financials, utilities and many areas of health care.

Portfolio Facts

As of December 31, 2011

Net Assets	$12,709,501
NAV	$9.35
NAV - High†	7/7/2011 - $11.21
NAV - Low†	10/3/2011 - $8.48
Number of Holdings: 67
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
-7.13%	-1.82%

*

The Russell 3000® Growth Index is an index that measures the performance of the broad growth segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Value Portfolio

Subadvised by OppenheimerFunds, Inc.

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner All Cap Value Portfolio earned a return of -10.16%, compared with the median return of its peer group, the Lipper Multi Cap Value category, of -3.40%. The Portfolio’s market benchmark, the Russell 3000® Value Index, earned a return of -0.10%.

What factors affected the Portfolio’s performance?

Talbots Inc. within consumer discretionary sector, was the most significant detractor from Portfolio performance this period, followed closely by Goldman Sachs Group Inc. in the financials sector. Goldman Sachs’ stock price declined primarily due to proposed increased regulation in the financial industry and uncertainty over its eventual implementation. The Portfolio also experienced declines from its investment in information technology stock Research In Motion Ltd. The company issued a weak performance outlook and quarterly results, and also announced a delay in its next generation of BlackBerry smartphones. We exited our position in Research In Motion by period end. Materials holding The Mosaic Company and utilities stock GenOn Energy Inc. also declined for the Portfolio.

During the reporting period, the Portfolio’s strongest contributor to overall performance was health care sector holding Humana Inc. A number of energy sector holdings also produced positive results, including Chevron Corp. and Halliburton Co. We exited our position in Halliburton by period end. Within consumer staples, household products manufacturer Church & Dwight Co. performed well as the market reacted positively to its solid increase in profits and plan to raise prices on selected products. Lastly, information technology stock National Semiconductor Corp. contributed significantly to performance as it was acquired by Texas Instruments during the period.

At period end, the Portfolio was substantially overweighted relative to the index in consumer staples, materials, energy and information technology and largely underweighted in financials, consumer discretionary and telecommunication services.

What is your outlook?

As we begin 2012, investors generally remain wary of risk. Weak GDP numbers in multiple regions of the globe have raised questions whether the fragile global economic recovery has reversed course and begun a slide back into recession. Concerns exist that slow or negative growth will negatively impact consumer sentiment and spending habits, leading to further weakness in the global economy and the markets. While current global political and economic conditions are causing significant market fluctuations, we have not changed our long-term approach to investing. We continue to believe that reacting strongly to short-term market gyrations is rarely warranted or a prudent investment strategy.

Portfolio Facts

As of December 31, 2010

Net Assets	$6,705,714
NAV	$8.12
NAV - High†	5/2/2011 - $9.95
NAV - Low†	10/3/2011 - $7.18
Number of Holdings: 42
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
-10.16%	-4.60%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Value Index is an index that measures the performance of the broad value segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner All Cap Portfolio earned a return of -4.83%, compared with the median return of its peer group, the Lipper Multi Cap Core category, of -2.64%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 1.03%.

What factors affected the Portfolio’s performance?

In the energy sector, our overweighting in oil and gas exploration and production company Forest Oil and underweighting in integrated oil company Exxon Mobil detracted from performance. Forest Oil shares declined after the company announced first-quarter earnings that came in lower than analysts’ estimates, due to lower natural gas prices. Exxon Mobil shares rose due to several factors: crude oil futures gained 8% during the year because of geopolitical unrest in the Middle East; reports showed that U.S. oil supplies dropped; and a Canadian pipeline company announced it would ship oil away from a key delivery point in the Midwest.

Among financials, the Portfolio’s overweightings in diversified financial services firms Citigroup and JPMorgan Chase hurt performance. Both firms’ shares fell significantly as a result of investor fears of U.S. banks’ exposure to European sovereign debt and worries of a slowing global economy. In the consumer discretionary sector, the Portfolio’s overweighting in automaker Ford Motor Company was a significant detractor. Ford shares fell significantly, largely due to investor fears that European sovereign debt problems could cause a double-dip recession and dampen global auto demand.

What is your outlook?

The outlook for the market remains balanced. Corporate earnings seem to continue to signal that global economic activity and growth will be positive and supportive of risk assets. Corporate profits continue to be healthy, corporate balance sheets are on solid footing, and business momentum, although varied across industries, remains positive. However, persistently high unemployment levels and political and fiscal uncertainty at home, in conjunction with turmoil overseas, do add to the increased macro focus of the markets and remain a risk for investors.

Given this backdrop, our portfolio managers believe there are areas of opportunity within their sectors. As we have mentioned in the past, we continue to be keenly focused on risk management. While the market volatility will continue to be impacted by macroeconomic events, our focus will remain on identifying good companies with strong operating models.

Portfolio Facts

As of December 31, 2011

Net Assets	$51,368,102
NAV	$8.44
NAV - High†	4/29/2011 - $9.59
NAV - Low†	10/3/2011 - $7.33
Number of Holdings: 101
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-4.83%	-0.45%	1.46%

*

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio II

David C. Francis, CFA, Portfolio Manager*

Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

* Effective October 2011, David C. Francis became the Portfolio Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Large Cap Growth Portfolio II earned a return of -6.25%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of -1.71%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 2.64%.

What factors affected the Portfolio’s performance?

The Portfolio underperformed its benchmark largely due to stock selection. The Portfolio generally had a more pro-cyclical bias. In the middle of the year, growth expectations deteriorated significantly and the equity market experienced a sharp correction. Our relative performance results were most negatively impacted in that period. We did see relative performance recover in the fourth quarter, but it was not sufficient to offset the weakness in prior quarters.

Stock selection in the financial sector was a major detractor from performance. More specifically, holdings in the banking sector, like Citigroup and JP Morgan Chase, did not perform well. Energy stocks in the Portfolio did not keep pace with the market or other energy stocks in the group. Occidental Petroleum performed well in the Portfolio, but was more than offset by weak returns to our holdings in coal companies Arch Coal and Peabody Energy. In health care, our holding in

McKesson performed well, but we did not have exposure to the largest companies within the sector. Investors preferred the balance sheet safety and yields from those companies as market volatility increased in the second half of the year. We were underweighted in the strong performance achieved in the consumer staples sector, a group that also became an investment refuge in the uncertain investment environment that prevailed in late summer. Specialty retail and a position in Ford Motors also did not perform well, and NII Holdings underperformed both its sector and the overall market. Holdings in CF Industries and Monsanto performed well in the materials sector.

What is your outlook?

Volatility will likely remain high as a number of significant fiscal and monetary challenges remain to be addressed over the next 12 months. While the economy hit a soft growth patch over the summer, recent data suggests economic momentum has improved and will be sustained. We do not expect a robust recovery, but enough growth to mitigate the risk of falling back into a second recession. Stocks appear to be discounting a rather pessimistic outlook. Any progress on the sovereign debt issues in Europe will likely result in a rally for risk assets. Earnings have recovered sharply and companies are generally in good financial shape. We believe a constructive resolution is the most likely outcome, and are positioned to benefit, although we acknowledge that risks to that outlook have increased with the uncertainty outside the U.S.

Portfolio Facts

As of December 31, 2011

Net Assets	$12,906,986
NAV	$6.37
NAV - High†	4/29/2011 - $7.46
NAV - Low†	10/3/2011 - $5.59
Number of Holdings: 48
† For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-6.25%	-0.80%	0.63%

*

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio

David C. Francis, CFA, Portfolio Manager*

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

* Effective October 2011, David C. Francis became the Portfolio Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Large Cap Growth Portfolio earned a return of -5.42%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of -1.71%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 2.64%.

What factors affected the Portfolio’s performance?

The Portfolio underperformed its benchmark largely due to stock selection. The Portfolio generally had a more pro-cyclical bias. In the middle of the year, growth expectations deteriorated significantly and the equity market experienced a sharp correction. Our relative performance results were most negatively impacted in that period. We saw a recovery in relative performance in the fourth quarter, but it was not sufficient to offset the weakness in prior quarters.

Stock selection in the financial sector was a major detractor from performance. More specifically, holdings in the banking sector, like Citigroup and JP Morgan Chase, did not perform well. The Portfolio’s energy stocks also failed to keep pace with the market and other energy stocks in the group. Occidental Petroleum performed well in the Portfolio but was more than offset by weak returns to our holdings in coal companies Arch Coal and Peabody Energy. In health care, our holding in McKesson performed well, but we did not have exposure to largest companies within the sector. Investors preferred the balance sheet safety and yields from those companies as market volatility increased in the second half of the year. We were underweighted in the consumer staples sector, which was a strong performer, as well as a group that became an investment refuge in the uncertain investment environment that prevailed in late summer. Specialty retail and a position in Ford Motors did not perform well, and NII Holdings underperformed both its sector and the overall market. Holdings in CF Industries and Monsanto performed well in the period in the materials sector.

What is your outlook?

Volatility will likely remain high as a number of significant fiscal and monetary challenges remain to be addressed over the next 12 months. While the economy hit a soft growth patch over the summer, recent data suggests economic momentum has improved and will be sustained. We do not expect a robust recovery but enough growth to mitigate the risk of falling back into a second recession. Stocks appear to be discounting a rather pessimistic outlook. Any progress on the sovereign debt issues in Europe will likely result in a rally for risk assets.

Earnings have recovered sharply and companies are generally in good financial shape. We believe a constructive resolution is the most likely outcome and are positioned to benefit, although we acknowledge that risks to that outlook have increased with the uncertainty outside the U.S.

Portfolio Facts

As of December 31, 2011

Net Assets	$805,283,132
NAV	$15.96
NAV - High†	7/22/2011 - $18.27
NAV - Low†	10/3/2011 - $14.10
Number of Holdings: 59

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-5.42%	0.09%	1.21%

*

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

Stocks, in general, are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Growth Stock Portfolio earned a return of -1.49%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of -1.71%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned a return of 4.69%.

What factors affected the Portfolio’s performance?

Growth-style investing outperformed value across all market caps, as measured by S&P indexes, while large-cap stocks outperformed small and mid caps.

Health care was the leading detractor to the Portfolio’s performance due to stock selection in the sector. Human Genome Sciences reported disappointing sales of Benlysta, its innovative treatment for lupus. The drug was approved by U.S. and European regulators, but the launch has been slower than expected.

Consumer discretionary also underperformed because of stock selection. A main factor was the Portfolio’s overweighting in Internet retailer Amazon.com, whose shares fell sharply in the fourth quarter due to lower-than-expected operating cash flow and profit margins, despite strong sales of its Kindle eReader.

Energy contributed negatively to performance primarily due to stock selection. Coal companies were hurt by falling prices and concerns about slowing growth in emerging-markets. Peabody Energy, the world’s largest private-sector coal company, continued to slide amid these concerns, although it successfully completed an acquisition of Australia’s MacArthur Coal Limited in December.

The financial sector was the leading outperformer due to positive stock selection and a significant underweighting in what was the worst-performing sector in the S&P index. American Express benefited from increased consumer spending and improvement in consumer credit. Information technology outperformed primarily due to stock selection. MasterCard reported impressive transaction volume growth in its global payment network, particularly outside the United States where more consumer spending is shifting to electronic payments. An increase in consumer spending leading into the holiday season also helped to boost its stock price. Apple, the Portfolio’s top contributor, continued to report strong growth. The company released an upgraded version of its iPhone and expanded its availability to additional carriers.

What is your outlook?

We anticipate a continuation of slow economic growth in the United States and sovereign debt challenges in Europe that could be exacerbated by difficult policy choices and general elections in 2012. Balanced against these potential negatives, earnings for U.S. companies are healthy, although their rate of growth going forward could moderate. Also, stock valuations are attractive and consumer sentiment has been improving. If the U.S. unemployment rate continues to fall and the housing market stabilizes, it could provide support for stocks. On balance, we believe the positives will outweigh the negatives and remain cautiously optimistic about the prospects for stocks.

Portfolio Facts

As of December 31, 2011

Net Assets	$51,099,815
NAV	$11.41
NAV - High†	7/7/2011 - $12.61
NAV - Low†	10/3/2011 - $10.07
Number of Holdings: 118

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-1.49%	0.79%	3.31%

*	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Large Cap Value Portfolio earned a return of -3.08%, compared with the median return of its peer group, the Lipper Large Cap Value category, of -1.99%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of 0.39%.

What factors affected the Portfolio’s performance?

The Portfolio underperformed the Russell 1000® Value Index due to poor stock selection in the health care, financials, consumer discretionary and industrials sectors. Conversely, stock selection was strong in the consumer staples and telecommunications services sectors. In health care, pharmaceutical stock selection was poor. In financials, positions in insurers Principal Financial Group and Unum hurt performance. Principal has been sold as pressure on 401(k) plan fees does not appear to be reversing.

In consumer discretionary, favoring Disney and cable TV companies over other media companies hurt relative performance. And in the industrial sector, positions in diversified manufacturing companies Textron and SPX Corp. hurt relative performance. Both of these companies remain in the portfolio as the longer-term outlook is still attractive and valuations are low.

Strong stock selection in consumer staples came from positions in distiller Diageo, Kraft Foods and Philip Morris International. All of these positions are held in the portfolio.

What is your outlook?

Market and company valuations are attractive. Investors remain concerned about government debt in Europe and the U.S., and the pace and sustainability of economic activity. Volatility continues to be severe as sentiment swings from optimism to pessimism. Our focus is on companies with solid, competitive positions that are attractively valued. Long term, owning good companies in good businesses should benefit shareholders as earning growth drives a company’s stock price. Warren Buffett aptly pointed out that in the short run, the market is a voting machine. However, in the long run, it is a weighing machine. Said another way, in the short run, sentiment can drive stock prices, but in the long run quality and value will prove to be important.

Portfolio Facts

As of December 31, 2011

Net Assets	$752,054,276
NAV	$10.39
NAV - High†	4/29/2011 - $11.65
NAV - Low†	10/3/2011 - $8.85
Number of Holdings: 70

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-3.08%	-1.89%	2.59%

*

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Stock Portfolio

David C. Francis, CFA (left), and Matthew D. Finn, CFA (right), Portfolio Co-Managers*

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

* Effective October 2011, David C. Francis became a Portfolio Co-Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Large Cap Stock Portfolio earned a return of -4.58%, compared with the median return of its peer group, the Lipper Large Cap Core category, of -1.60%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 2.11%.

What factors affected the Portfolio’s performance?

The Portfolio’s underperformance relative to its benchmark was primarily a function of poor stock selection, particularly in the third quarter of the reporting period. With the re-emergence of the European debt crisis, the debt ceiling debate in the U.S., as well as the downgrade of U.S. credit ratings, equity markets fell sharply. Companies most directly tied to economic growth were the most negatively impacted. The Portfolio’s lack of exposure to holdings that would be more defensive was a disadvantage in the period. This was particularly evident by our underweighting in the large-cap, high-quality but low-growth segment of the pharmaceutical industry.

We also did not have positions in some of the better-performing sectors of health care, like biotechnology. In energy, we did not have adequate exposure to the large defensive companies, like Exxon Mobil, but instead held positions in the more cyclically sensitive coal companies, like Peabody Energy. In the oil service industry, we owned Baker Hughes, and that performed well. In the consumer staples sector, our position in Phillip Morris International performed well. Again, we were underexposed in a number of the more stable companies that investors turn to in times of heightened uncertainty.

Industrial stocks fell back as investors became concerned about economic growth and we were overweighted in the group. In particular, our holdings in Boeing and Emerson Electric did not perform well. Our position in Goldman Sachs underperformed as trading results deteriorated with the decline in risk-oriented assets in the third quarter.

What is your outlook?

We believe investors have discounted the risks that are inherent in the market as the reporting period draws to a close. We acknowledge that uncertainty will remain high,

suggesting volatility will remain elevated as well. We lean to the likelihood of a continued economic recovery, albeit subpar when compared to past periods. Over the next 12 to 18 months, important policy issues must be decided in an environment that remains highly politicized. The corporate sector remains in relatively good shape. We believe long-term investors can find quite attractive companies at good prices in the current environment.

Portfolio Facts

As of December 31, 2011

Net Assets	$565,849,587
NAV	$8.11
NAV - High†	4/29/2011 - $9.14
NAV - Low†	10/3/2011 - $7.05
Number of Holdings: 116

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
-4.58%	-1.98%	0.85%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Large Cap Index Portfolio earned a return of 1.71%, compared with the median return of its peer group, the S&P 500 Index Objective category, of 1.73%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 2.11%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

Seven of the sectors posted positive returns for the year. Utilities, consumer staples and health care were the best-performing sectors in the market over the past 12 months, posting the most-positive returns. Large cap stocks outperformed small- and mid-cap stocks over the reporting period, as large-cap stocks tend to outperform small- and mid-cap groups during volatile market periods. Financials, materials and industrials delivered negative returns for the 12-month period. Financials fell the most, due to concerns of links to European sovereign debt and banking issues, while materials were affected by the pull back in commodity prices.

What is your outlook?

The financial markets appear to be adjusting to the uncertainty and ambiguity that has surrounded the debt challenges in Europe. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

Large-cap stocks outperformed both small- and mid-cap stocks in 2011. If European concerns are proven to be overly discounted, that could lead to a recovery in the prices of risk assets globally. Volatility will likely remain high. While opportunities for small- and mid-cap stocks exist, our view is that as the cycle matures, large-cap companies should outperform their small- and mid-cap counterparts.

Portfolio Facts

As of December 31, 2011

Net Assets	$291,285,301
NAV	$17.71
NAV - High†	4/29/2011 - $19.29
NAV - Low†	10/3/2011 - $15.41
Number of Holdings: 501

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
1.71%	-0.54%	2.63%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA, and Kevin R. Brimmer, FSA, Portfolio Co-Managers

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Portfolio may also sell covered options on any securities in which the Portfolio invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Equity Income Plus Portfolio earned a return of -2.46%, compared with the median return of its peer group, the Lipper Equity Income category, of 0.66%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 2.11%.

What factors affected the Portfolio’s performance?

The Portfolio is constructed as a multi-asset-class product—similar to an asset allocation fund—with separate investment strategies for domestic and international dividend equity, domestic and international REITs, preferreds and an options buy-write strategy. Together, these asset classes should provide greater diversification than any one asset class alone. However, as a multi-asset-class product, the Portfolio does not fit well into a single-style peer group category or domestic-only benchmark, and this year performance versus its single-style benchmarks was weak.

In the first half of the year, the Portfolio continued its strong performance from 2010. However, after the European debt crisis and U.S. debt downgrade negatively impacted markets, the Portfolio lost relative performance. The Portfolio’s investment process includes a momentum-based factor model. Factor models struggle when markets become highly volatile and stock correlations increase substantially, as they did in the second half of the year, which is when the Portfolio underperformed.

The Portfolio’s domestic dividend equity, representing 60% of the Portfolio, underperformed its benchmark. Both sector allocation and stock selection contributed to underperformance. The Portfolio’s strategic allocation to international markets is nearly 18% of Portfolio assets. In 2011, international markets significantly underperformed domestic markets, contributing to the Portfolio’s relative weakness in 2011 compared to a domestic benchmark and peer group. Preferred stocks and the buy-write strategy also underperformed relative to the Portfolio’s benchmark and peer group.

What is your outlook?

As in 2011, we approach 2012 with cautious optimism. The Portfolio continues a more conservative approach to dividend equity that includes an emphasis on dividend coverage, improved operating performance and quality balance sheets, in addition to attractive valuations. As economic indicators, including job growth, continue to show improvement, equities appear to provide relative value when compared to historical valuations, which may provide an opportunity for outperformance for the year. At the sector level, the Portfolio remains overweight in pro-cyclical sectors, but has reduced these overweights and continues to underweight financials. Additionally, the Portfolio is underweight in international markets. However, if Europe shows improvement, the Portfolio may rebalance to its neutral strategic international weight.

Portfolio Facts

As of December 31, 2011

Net Assets	$88,077,819
NAV	$8.81
NAV - High†	4/29/2011 - $9.98
NAV - Low†	10/3/2011 - $7.79
Number of Holdings: 232

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
-2.46%	-1.91%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Balanced Portfolio

Kevin R. Brimmer, FSA, and Michael G. Landreville, CFA, Portfolio Co-Managers

Thrivent Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Balanced Portfolio earned a total return of 4.18%. The Portfolio’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 2.11% and 7.84%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio allocated roughly two-thirds of its assets to equities in 2011 and the remainder to fixed-income securities. The equity portion of the Portfolio closely tracked the performance of the S&P 500, outperforming the large-cap benchmark by nearly 13 basis points. The index itself was volatile, affected by shifting economic reports and concern about the debt crises facing several European countries, notably Greece.

Financial stocks were the market’s worst performers, posting a loss of 16.69%. Because they represent about 15% of the index, they had an oversized impact on the Portfolio’s results. The top-performing sectors were utilities, up 19.93%, consumer staples, up 13.89%, and health care, up 12.73%. Investors favored companies in those industries for their generally stable revenues, healthy balance sheets and, in many cases, secure dividends.

The fixed-income portion of the Portfolio modestly outperformed its benchmark index. Almost all of its outperformance was attributable to the Portfolio’s securitized holdings, including asset-backed securities, commercial mortgage-backed securities, conventional residential mortgage-backed securities and floating-rate mortgage-backed securities. These securities, which traditionally boast high credit ratings, suffered liquidity, ratings and pricing pressure during the financial crisis of 2008. Because we believed they were being unfairly penalized at that time, we elected to keep them in our portfolio rather than sell them at distressed levels. Their prices have since recovered to nearly pre-crisis levels.

What is your outlook?

Economists generally expect Europe to slide into a recession in 2012 as it continues to wrestle with the debt woes of its economically weaker nations. Assuming some spillover effect on the U.S. economy, we anticipate continued slow economic growth at home, with unemployment levels continuing to ease but remaining unusually high. With the Federal Reserve planning to keep short-term interest rates low, at least into 2013, we anticipate modest but positive returns on fixed-income assets. We anticipate continued volatility in the equity markets, with the utilities, energy and health care sectors likely to generate some of the better returns.

Portfolio Facts

As of December 31, 2011

Net Assets	$240,522,040
NAV	$14.48
NAV - High†	4/29/2011 - $15.69
NAV - Low†	10/3/2011 - $13.19
Number of Holdings: 751

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
4.18%	2.30%	4.07%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent High Yield Portfolio earned a return of 4.71%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 3.85%. The Portfolio’s market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, earned a return of 4.98%.

What factors affected the Portfolio’s performance?

The bulk of the Portfolio’s gains were attributable to coupon returns, offset by a modest decline in securities prices. Those declines, concentrated in the second half of the year, were driven by lingering concerns about sovereign debt woes in Europe and contentious debates in Washington, D.C., over how to rein in U.S. federal debt. Amid this uncertainty, investors shied away from risk assets, including high-yield debt, and flocked to the safety of U.S. Treasury securities, which sent their prices soaring. The Portfolio outperformed its peer group due largely to a higher allocation to BB-rated securities, which are the highest-rated bonds in the sector, and a lower allocation to CCC-rated bonds, which have the lowest credit rating. BB-rated bonds are generally more sensitive to changes in Treasury bond prices and produced a total return of 6.84% for the year, versus 1.18% for CCC-rated bonds.

The Portfolio also benefited from a low allocation to cash relative to its peers. Security selection had little impact on performance, as solid gains in the media, wireless communications, and energy exploration and production sectors were largely offset by underperformance in the financing, shipping and building materials sectors. The Portfolio lagged its benchmark largely because the index had an even higher allocation to BB-rated securities and because the index does not incur management expenses or trading costs.

What is your outlook?

The outlook for the high-yield market was positive heading into 2012, despite continued uncertainty over the European debt crisis. Spreads between yields on Treasuries and high-yield securities were high at nearly 700 basis points, while default rates on high-yield debt were low at under 2%. If the economy continues to expand at least modestly in 2012—at a 1% annual rate or better—it should allow corporate profits to remain healthy and high-yield default rates to remain low. We believe that should lead to tightening spreads between high-yield securities and Treasuries, generating gains for high-yield investors. We nonetheless anticipate some price volatility over the course of the year as Europe and the U.S. sort out their debt problems.

Portfolio Facts

As of December 31, 2011

Net Assets	$778,526,281
NAV	$4.66
NAV - High†	5/11/2011 - $4.95
NAV - Low†	10/4/2011 - $4.34
Number of Holdings: 248

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
4.71%	6.89%	7.51%

*	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Diversified Income Plus Portfolio

Mark L. Simenstad, CFA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High- yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Debt securities also include mortgage-related and other asset-backed securities, the value of which will be influenced by factors affecting the housing market and the assets underlying such securities. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Diversified Income Plus Portfolio earned a total return of 2.32%. By comparison, the Portfolio’s broad market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.33% and 7.84%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio lagged its benchmark indexes, though we note that the S&P 500 Index was up only 2.1%. The Portfolio’s lagging performance was due principally to its higher allocation to higher-risk fixed-income securities, including a 10% stake in nonagency mortgage-backed securities, which was down 2% for the year. Given the uncertain environment, cash was maintained at approximately 5% of the Portfolio, which also detracted from performance, as did a 13% allocation to preferred stocks and alternative income investments.

With the European debt crisis weighing on the global financial markets, many investors pulled money out of risk assets and instead invested in long-term U.S. Treasury securities. As Treasuries rallied—30-year Treasury bonds notched total returns exceeding 35%—risk assets failed to keep pace.

The Portfolio’s high-yield bond segment performed well under the circumstances, earning about 5% for the year. Its portfolio of preferred stocks and other alternative income investments lost 1.5%. However, with yields averaging about 7%, these investments generated income that was helpful in supporting the Portfolio’s dividend. Over the course of the year, the Portfolio pared its equity holdings to about 28% of assets from 35%, investing the difference in corporate bonds and preferred stocks to take advantage of relatively high yields.

Collectively, the bond portion of the Portfolio earned 4% for the year, as did the equity portion. Equity returns were led by utility stocks, which earned 31.59%, consumer staples, which earned 16.1%, and consumer discretionary stocks, which returned 15.95%. Materials stocks were the

Portfolio’s worst equity performers, losing 19.23%, followed by industrials, which lost 13.21%, and financials, which were off 10.44%.

What is your outlook?

We are cautiously optimistic about the Portfolio’s prospects for 2012. Assuming continued moderate economic growth and strong corporate profits, the risk sectors of the fixed-income market, including high-yield bonds, preferred stocks and certain mortgage-backed securities, should perform well. We expect to maintain our underweighting in equities early in the year and will continue to monitor that decision. However, our allocation to higher-risk fixed-income sectors is somewhat of a proxy for equity risk. The potential failure by European politicians to resolve the continent’s debt crisis remains the biggest known risk to both equity and fixed-income markets heading into 2012.

Portfolio Facts

As of December 31, 2011

Net Assets	$118,392,924
NAV	$6.56
NAV - High†	4/29/2011 - $7.15
NAV - Low†	10/4/2011 - $6.10
Number of Holdings: 275

†	For the year ended December 31, 2011

Average Annual Total Returns1,2

As of December 31, 2011

1-Year	5-Year	10-Year
2.32%	3.69%	6.79%

*	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

2	Prior to July 3, 2006, the Portfolio, as a high yield fund, invested primarily in “junk bonds”.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Bond Portfolio

Subadvised by Calvert Investment Management, Inc. (formerly Calvert Asset Management Company, Inc.)

Thrivent Partner Socially Responsible Bond Portfolio seeks to maximize income.

The Portfolio may invest a portion of its portfolio in high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Partner Socially Responsible Bond Portfolio earned a return of 6.70%, compared with the median return of its peer group, the Lipper Corporate Debt BBB-Rated category, of 6.78%. The Portfolio’s market benchmark, the Barclays Capital U.S. Credit Index, earned a return of 8.35%.

What factors affected the Portfolio’s performance?

The Portfolio’s short relative duration accounted for most of its relative underperformance in 2011 as interest rates generally fell during the reporting period. The Portfolio benefited from its defensive position in higher-quality names as the turmoil and uncertainty in Europe pushed spreads wider during the second half of the year. The option adjusted spread, or OAS, for the benchmark index widened from 140 basis points on June 30 to 217 basis points on December 30. We also selectively added corporate bonds that appeared to be undervalued during the second half of the year.

What is your outlook?

With the considerable uncertainty about the eurozone debt crisis, we believe that the fixed-income markets will continue to be volatile in 2012. We plan to actively seek opportunities to take advantage of volatility in the market.

We also believe that U.S. corporate bonds in general appear to be inexpensive, and we anticipate adding to the Portfolio’s holdings of corporates in 2012. U.S. corporations are relatively healthy. We think they have kept their overall debt levels reasonable, and they carry large cash balances.

Portfolio Facts

As of December 31, 2011

Net Assets	$10,230,363
NAV	$10.71
NAV - High†	9/22/2011 - $10.74
NAV - Low†	2/8/2011 - $10.20
Number of Holdings: 133

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	From Inception 4/30/2008
6.70%	7.72%

*	The Barclays Capital U.S. Credit Index is an index comprised of both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Income Portfolio earned a return of 5.96%, compared with the median return of its peer group, the Lipper Corporate Debt BBB-Rated Funds category, of 6.78%. The Portfolio’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, earned a return of 7.84%.

What factors affected the Portfolio’s performance?

The Portfolio’s performance relative to its peer group and benchmark was hurt by the poor returns generated by its securitized assets, particularly nonagency mortgage-backed securities. That sector of the market suffered from the general flight to Treasury bonds, weak housing fundamentals and selling pressure generated by the Federal Reserve, which disposed of some of the mortgage-backed securities it had acquired from insurance company American International Group Inc. during the 2007 to 2009 credit crisis.

The Portfolio’s U.S. Treasury securities earned 17.01% for the year; however, relative returns were hurt somewhat by a relatively modest 5% allocation to those bonds. U.S. Treasuries rose in value as investors flocked to these securities because of concerns about the European debt crisis.

The corporate bonds that make up the bulk of the Portfolio performed well at the start of the year, when economic indicators were largely positive, but lost steam over the ensuing months amid concern that Europe’s debt woes could drag down the global economy. Nonetheless, investment-grade corporates, which accounted for about 60% of the Portfolio’s total holdings, generated a healthy 12-month total return of 7.73%, with some of the best returns coming from bonds issued by industrial companies. The Portfolio’s high-yield bonds, which accounted for nearly 20% of total holdings, fared nearly as well, earning 5.85%.

What is your outlook?

Fixed-income markets will continue to be influenced by European debt woes in 2012, which could lead to volatile trading as politicians seek to arrive at a solution agreeable to their diverse constituents. With the Federal Reserve committed to maintaining short-term interest rates at extraordinarily low levels in the U.S. at least into 2013, we see the greatest opportunities in the corporate bond market at this time.

Moderate economic growth combined with strong corporate profits should lead to a narrowing of the yield spread between Treasuries and corporate bonds. In the meantime, we plan to continue paring the Portfolio’s holdings of nonagency mortgage debt as opportunities to do so present themselves.

Portfolio Facts

As of December 31, 2011

Net Assets	$1,463,069,461
NAV	$10.09
NAV - High†	8/4/2011 - $10.30
NAV - Low†	10/11/2011 - $9.85
Number of Holdings: 516

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
5.96%	5.81%	5.57%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA, Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays Capital U.S. Aggregate Bond Index.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position, and prepayment and extension risk. While the Portfolio attempts to closely track the Barclays Capital U.S. Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Bond Index Portfolio earned a return of 8.23%, compared with a 7.84% return for the Portfolio’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index.

What factors affected the Portfolio’s performance?

In seeking to track the performance of its market benchmark, the Portfolio invests across a broad range of the fixed-income markets. The best-performing sector in those markets was by far the U.S. Treasury sector, where 30-year bonds generated returns exceeding 35%, and 10-year bonds earned just over 17%. Investors, worried about potential fallout from the debt woes of several European countries, flocked to the perceived safety of Treasury securities in 2011. They did so even after Standard & Poor’s, one of the major credit rating agencies, downgraded U.S. debt from AAA to AA+ for the first time in history.

Relative to its benchmark, the Portfolio benefited from holding securities with a slightly longer average duration and from the performance of its securitized holdings, including asset-backed securities, commercial mortgage-backed securities, conventional residential mortgage-backed securities and floating-rate mortgage-backed securities. These securities, which traditionally boast high credit ratings, suffered liquidity, ratings and pricing pressure during the volatile financial crisis of 2008. Because we believed they were being unfairly penalized at that time, we elected to keep them in the Portfolio rather than sell them at distressed levels. Their prices have since recovered to nearly pre-crisis levels.

What is your outlook?

We anticipate that the U.S. economy will continue to grow slowly in 2012, pressured by the debt problems in Europe. While the Federal Reserve has already indicated it plans to keep short-term interest rates low in a bid to stem further economic weakness at home, we would not be surprised if it undertakes a third round of quantitative easing in which it buys Treasury bonds to stimulate the economy and job growth. Treasury yields are likely to remain low by historical standards as a result. In this environment, we would anticipate modest but positive returns for the Portfolio in 2012.

While the percentage of Portfolio assets allocated to Treasuries continues to increase as the U.S. government issues more debt, we intend to maintain a well-diversified mix of securities as part of our effort to track the performance of our benchmark index.

Portfolio Facts

As of December 31, 2011

Net Assets	$164,462,335
NAV	$11.21
NAV - High†	9/22/2011 - $11.27
NAV - Low†	2/8/2011 - $10.59
Number of Holdings: 268

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
8.23%	6.09%	5.37%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Limited Maturity Bond Portfolio returned 0.90%, compared with a median return for its peer group, the Lipper Short Intermediate Investment Grade Debt category, of 1.26%. The Portfolio’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, earned a return of 1.59%.

What factors affected the Portfolio’s performance?

The Portfolio earned strong returns on its Treasury note holdings, which rallied when investors, worried by the financial problems facing the eurozone, sought safety in dollar-denominated U.S. government debt. The Portfolio underperformed its benchmark index, however, as a consequence of its modest 20% allocation to Treasuries and other U.S. government-backed securities. By contrast, the index had about 80% of its assets allocated to Treasuries and government agency securities.

The Portfolio’s performance tracked the performance of its peer group more closely, underperforming by 36 basis points due to a modest allocation to nonagency mortgage-backed securities. Amid the market’s “flight to quality,” those bonds failed to keep pace with the returns generated by U.S. government-backed debt. The Portfolio was helped relative to its peer group by a slight overweighting toward the longer end of the one- to three-year maturity spectrum in which it normally invests. It also benefited from a higher allocation to Treasury Inflation-Protected Securities, or TIPS, which slightly outperformed comparable-maturity Treasuries.

What is your outlook?

The Federal Reserve has disclosed that it plans to keep short-term interest rates low at least into 2013, which will help to dampen returns for the Portfolio and its peers in 2012. Nonetheless, we see an opportunity for modestly positive returns for the sector. We expect to maintain our overweighted position in corporate bonds and nonagency mortgages, which offer a sizeable yield advantage relative to Treasury securities. Over the long-term, we believe this will yield benefits for our investors, especially if the economy begins to grow more rapidly.

In the event the economy does slow and the Treasury

market continues to rally, we plan to maintain our neutral duration stance and our overweighted position in the longer end of the one- to three-year yield curve.

Portfolio Facts

As of December 31, 2011

Net Assets	$1,497,832,401
NAV	$9.67
NAV - High†	6/1/2011 - $9.87
NAV - Low†	12/23/2011 - $9.66
Number of Holdings: 336

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
0.90%	3.33%	3.53%

*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson, CFA, and Scott A. Lalim, Portfolio Co-Managers

Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation.

The risks presented by mortgage securities include, but are not limited to, reinvestment of prepaid principal at lower rates of return. The real estate industry — and therefore, the performance of the Portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Mortgage Securities Portfolio earned a total return of 4.53%, compared with a median return for its peer group, the Lipper U.S. Mortgage Funds category, of 5.53%. The Portfolio’s market benchmark, the Barclays Capital Mortgage-Backed Securities Index, earned a return of 6.23%.

What factors affected the Portfolio’s performance?

Like most non-Treasury sectors of the bond market, mortgage securities performed well during the first two months of the year amid indications that the economy was continuing to grow at a respectable—if not robust—annual rate of about 3%. They subsequently relinquished much of their price gains amid a slew of negative developments, including news that the economy had actually been growing slower than first reported, and the destruction of vast swaths of Japan by a devastating earthquake and tsunami. The market also had to contend with selling pressure from the Federal Reserve, which unloaded billions of dollars of mortgage securities acquired in its bailout of insurance company American International Group Inc.

Market sentiment continued to deteriorate in the second half of the year amid concerns about an increasingly urgent debt crisis across Europe and its potential to slow global economies and curb bank lending. In that unsettled environment, nervous investors flocked to Treasury securities and sold mortgage securities and other spread products.

The Portfolio underperformed its benchmark and peer group due to its larger holdings of nonagency, or nongovernment-backed, mortgage securities that produced outsized gains in 2009 and 2010. As investors piled into bonds with government backing, nonagency securities earned only about 1.8% for the year, versus 6.2% for agency mortgage securities. The Portfolio had about 30% of its assets allocated to nonagencies, versus a 0% allocation by its market benchmark and, we estimate, only about a 20% to 25% allocation by its Lipper peer group.

What is your outlook?

We are cautiously optimistic. Entering the new year, yields on our nonagency securities ranged as high as 7% to 15%, a substantial premium over the 2.5% to 3% yields available on agency mortgage securities. We expect demand for nonagency mortgage bonds to improve as investors seek yields higher than those available in the Treasury market. We also anticipate further stabilization in the housing market over the next 12 to 24 months, which should further improve investor demand for mortgage securities and boost the Portfolio’s performance.

Portfolio Facts

As of December 31, 2011

Net Assets	$32,422,328
NAV	$10.45
NAV - High†	6/7/2011 - $10.54
NAV - Low†	2/10/2011 - $10.26
Number of Holdings: 52

†	For the year ended December 31, 2011

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	From Inception 4/30/2003
4.53%	5.75%	4.76%

*	The Barclays Capital Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The principal risk of investing in the Portfolio is current income risk — that is, the income the Portfolio receives may fall as a result of a decline in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2011?

Thrivent Money Market Portfolio produced a 0.00% return during the period, which was in line with the median net return reported by its peer group, the Lipper Money Market category, of 0.01%

What factors affected the Portfolio’s performance?

Money funds continued to generate negligible returns as the Federal Reserve kept the target interest rate for federal funds in a range of 0% to 0.25%. The Portfolio’s investment adviser continued to waive fees on the Portfolio to ensure that investors would not experience a negative return.

We continued to structure the Portfolio conservatively to maintain credit quality and liquidity. In recognition of the ongoing concern that debt woes in Greece and a number of other European countries could weaken the value of European bank debt and cause a liquidity crunch in that market, we eliminated virtually all of our exposure to such debt by year-end.

We also reduced our holdings of U.S. government-supported securities to about 22%, down from 40% at the end of 2010. Historically, the Portfolio has had little or no allocation to government-supported securities. We acquired a significant portion of our current holdings in 2009 and 2010 when their prices were low. Prices have since recovered, and we continue to reduce our exposure to them as they mature.

Selling our U.S. government-supported securities allowed us to invest the proceeds in other conservative securities issued by banks, municipalities and corporate issuers offering slightly higher yields.

What is your outlook?

With the U.S. economy continuing to grow slowly, the Federal Reserve has indicated that it plans to keep short-term interest rates low, at least into the first half of 2013. Low inflation expectations, combined with the significant sovereign debt burdens of Europe and the United States, are making it easier for the Fed to maintain this interest-rate stance. The Fed’s actions will continue to exert pressure on money market returns,

An investment in the Thrivent Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Quoted Portfolio Composition is subject to change.

and we do not expect a material uptick in money market yields until the Fed moves to raise short-term interest rates.

On a more positive note, we expect money market credit quality to remain sound in this environment as the industry prepares for the possibility of additional regulation and works to minimize market instability.

Portfolio Facts

As of December 31, 2011

Net Assets	$170,459,881
NAV	$1.00
Number of Holdings: 82

Average Annual Total Returns1

As of December 31, 2011

1-Year	5-Year	10-Year
0.00%	1.69%	1.94%

Money Market Portfolio Yields *

As of December 31, 2011

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers	-0.21%
7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers	-0.21%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Advisor were not waiving or reimbursing certain expenses associated with the Portfolio. Refer to the expense table in the Portfolio’s prospectus for details. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Shareholder Expense Example

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period 7/1/2011 - 12/31/2011*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$912	$2.19	0.45%
Hypothetical**	$1,000	$1,023	$2.32	0.45%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$929	$1.69	0.35%
Hypothetical**	$1,000	$1,023	$1.78	0.35%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$952	$1.53	0.31%
Hypothetical**	$1,000	$1,024	$1.58	0.31%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$971	$1.61	0.32%
Hypothetical**	$1,000	$1,024	$1.66	0.32%
Thrivent Partner Technology Portfolio
Actual	$1,000	$871	$5.44	1.15%
Hypothetical**	$1,000	$1,019	$5.87	1.15%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$912	$6.02	1.25%
Hypothetical**	$1,000	$1,019	$6.36	1.25%
Thrivent Partner Natural Resources Portfolio
Actual	$1,000	$798	$5.06	1.12%
Hypothetical**	$1,000	$1,020	$5.68	1.12%

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period 7/1/2011 - 12/31/2011*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Portfolio
Actual	$1,000	$877	$6.62	1.40%
Hypothetical**	$1,000	$1,018	$7.12	1.40%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$982	$4.41	0.88%
Hypothetical**	$1,000	$1,021	$4.50	0.88%
Thrivent Partner Utilities Portfolio
Actual	$1,000	$1,013	$4.57	0.90%
Hypothetical**	$1,000	$1,021	$4.59	0.90%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$869	$4.72	1.00%
Hypothetical**	$1,000	$1,020	$5.10	1.00%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$943	$4.30	0.88%
Hypothetical**	$1,000	$1,021	$4.47	0.88%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$889	$3.64	0.76%
Hypothetical**	$1,000	$1,021	$3.89	0.76%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$937	$2.23	0.46%
Hypothetical**	$1,000	$1,023	$2.33	0.46%
Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$903	$3.53	0.74%
Hypothetical**	$1,000	$1,021	$3.75	0.74%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$896	$2.21	0.46%
Hypothetical**	$1,000	$1,023	$2.35	0.46%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$883	$3.99	0.84%
Hypothetical**	$1,000	$1,021	$4.28	0.84%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$886	$3.46	0.73%
Hypothetical**	$1,000	$1,022	$3.70	0.73%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$903	$2.58	0.54%
Hypothetical**	$1,000	$1,022	$2.74	0.54%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$843	$4.60	0.99%
Hypothetical**	$1,000	$1,020	$5.05	0.99%
Thrivent Partner International Stock Portfolio
Actual	$1,000	$820	$3.81	0.83%
Hypothetical**	$1,000	$1,021	$4.23	0.83%
Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$904	$4.71	0.98%
Hypothetical**	$1,000	$1,020	$5.00	0.98%
Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$862	$4.69	1.00%
Hypothetical**	$1,000	$1,020	$5.08	1.00%

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period 7/1/2011 - 12/31/2011*	Annualized Expense Ratio
Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$857	$4.57	0.98%
Hypothetical**	$1,000	$1,020	$4.97	0.98%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$919	$5.13	1.06%
Hypothetical**	$1,000	$1,020	$5.39	1.06%
Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$904	$3.47	0.72%
Hypothetical**	$1,000	$1,022	$3.68	0.72%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$915	$2.14	0.44%
Hypothetical**	$1,000	$1,023	$2.26	0.44%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$939	$4.72	0.97%
Hypothetical**	$1,000	$1,020	$4.92	0.97%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$930	$3.14	0.65%
Hypothetical**	$1,000	$1,022	$3.29	0.65%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$919	$3.35	0.69%
Hypothetical**	$1,000	$1,022	$3.53	0.69%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$961	$2.08	0.42%
Hypothetical**	$1,000	$1,023	$2.14	0.42%
Thrivent Equity Income Plus Portfolio
Actual	$1,000	$919	$4.00	0.83%
Hypothetical**	$1,000	$1,021	$4.22	0.83%
Thrivent Balanced Portfolio
Actual	$1,000	$992	$2.21	0.44%
Hypothetical**	$1,000	$1,023	$2.24	0.44%
Thrivent High Yield Portfolio
Actual	$1,000	$1,001	$2.24	0.44%
Hypothetical**	$1,000	$1,023	$2.27	0.44%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$984	$2.73	0.55%
Hypothetical**	$1,000	$1,022	$2.79	0.55%
Thrivent Partner Socially Responsible Bond Portfolio
Actual	$1,000	$1,045	$3.50	0.68%
Hypothetical**	$1,000	$1,022	$3.46	0.68%
Thrivent Income Portfolio
Actual	$1,000	$1,023	$2.23	0.44%
Hypothetical**	$1,000	$1,023	$2.23	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,048	$2.38	0.46%
Hypothetical**	$1,000	$1,023	$2.35	0.46%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$994	$2.17	0.43%
Hypothetical**	$1,000	$1,023	$2.20	0.43%

	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During Period 7/1/2011 - 12/31/2011*	Annualized Expense Ratio
Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,015	$4.52	0.89%
Hypothetical**	$1,000	$1,021	$4.53	0.89%
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$1.52	0.30%
Hypothetical**	$1,000	$1,024	$1.54	0.30%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

    of the Thrivent Series Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the forty-one funds constituting the Thrivent Series Fund, Inc. ( hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 16, 2012

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Mutual Funds (49.6%)	Value
Equity Mutual Funds (47.5%)
3,498,692	Thrivent Partner Small Cap Growth Portfolio[a]	$43,458,307
771,998	Thrivent Partner Small Cap Value Portfolio	14,393,204
1,708,411	Thrivent Small Cap Stock Portfolio[a]	20,485,040
1,561,519	Thrivent Partner Mid Cap Value Portfolio	19,535,065
2,495,827	Thrivent Mid Cap Stock Portfolio	28,649,596
3,091,020	Thrivent Partner Worldwide Allocation Portfolio	22,849,130
6,481,456	Thrivent Partner International Stock Portfolio	59,536,061
2,683,031	Thrivent Large Cap Value Portfolio	27,887,419
3,058,684	Thrivent Large Cap Stock Portfolio	24,807,764
530,968	Thrivent Equity Income Plus Portfolio	4,678,836

	Total Equity Mutual Funds	266,280,422

Fixed Income Mutual Funds (2.1%)
1,216,126	Thrivent High Yield Portfolio	5,669,944
598,089	Thrivent Income Portfolio	6,032,325

	Total Fixed Income Mutual Funds	11,702,269

	Total Mutual Funds (cost $337,622,686)	277,982,691

	Common Stock (38.2%)
Consumer Discretionary (4.8%)
7,842	Abercrombie & Fitch Company	383,003
13,456	Amazon.com, Inc.[a]	2,329,234
4,963	Autoliv, Inc.	265,471
700	Bayerische Motoren Werke AG	33,047
2,200	Benesse Holdings, Inc.	106,352
25,500	Big Lots, Inc.[a]	962,880
8,905	British Sky Broadcasting Group plc	101,317
13,085	Buffalo Wild Wings, Inc.[a]	883,368
5,330	CBS Corporation	144,656
4,700	Charter Communications, Inc.[a]	267,618
17,000	Coach, Inc.	1,037,680
68,498	Comcast Corporation	1,624,087
35,000	ComfortDelGro Corporation, Ltd	38,187
2,000	Daihatsu Motor Company, Ltd.	35,566
1,100	Daito Trust Construction Company, Ltd.	94,189
7,250	Darden Restaurants, Inc.	330,455
38,682	Discovery Communications, Inc.[a]	1,584,801
19,010	Dollar Tree, Inc.[a]	1,579,921
1,800	FamilyMart Company, Ltd.	72,689
17,600	Fiat SPA	80,322
44,865	Foot Locker, Inc.	1,069,582
512	Gaylord Entertainment Company[a]	12,360
8,408	Gentex Corporation	248,793
6,880	Harley-Davidson, Inc.	267,425
33,900	Home Depot, Inc.	1,425,156
1,800	Kabel Deutschland Holding AGa	91,245
37,560	Las Vegas Sands Corporation[a]	1,604,939
1,700	Lawson, Inc.	105,919
19,700	Life Time Fitness, Inc.[a]	920,975
19,719	Limited Brands, Inc.	795,662
13,706	Macy’s, Inc.	441,059
765	Marriott International, Inc.	22,315
76	Marriott Vacations Worldwide Corporation[a]	1,304
5,400	McDonald’s Corporation	541,782
27,510	News Corporation	500,132
9,360	Omnicom Group, Inc.	417,269
8,268	O’Reilly Automotive, Inc.[a]	661,027
1,782	Panera Bread Company[a]	252,064
13,992	PetSmart, Inc.	717,650
90,268	Pier 1 Imports, Inc.[a]	1,257,433
1,200	Sankyo Company, Ltd.	60,669
4,200	SES Global SA	100,611
18,645	Signet Jewelers, Ltd.	819,634
1,374	Starwood Hotels & Resorts Worldwide, Inc.	65,911
9,880	Target Corporation	506,054
4,300	Time Warner Cable, Inc.	273,351
8,773	Tractor Supply Company	615,426
1,900	United Internet AG	33,865
910	USS Company, Ltd.	82,244
3,526	VF Corporation	447,767
17,755	Williams-Sonoma, Inc.	683,567
10,236	WMS Industries, Inc.[a]	210,043
319	Wyndham Worldwide Corporation	12,068

	Total Consumer Discretionary	27,220,144

Consumer Staples (3.3%)
66,763	Altria Group, Inc.	1,979,523
27,230	Anheuser-Busch InBev NV ADR	1,660,758
5,400	Autogrill SPA	52,489
1,900	British American Tobacco plc	90,139
19,817	British American Tobacco plc ADR	1,880,237
5,839	Clorox Company	388,644
23,646	Coca-Cola Company	1,654,511
20,400	ConAgra Foods, Inc.	538,560
37,372	Corn Products International, Inc.	1,965,393
6,920	CVS Caremark Corporation	282,198
7,040	Diageo plc ADR	615,437
2,500	Imperial Tobacco Group plc	94,603
2,500	Kao Corporation	68,215
8,300	Koninklijke (Royal) Ahold NV	111,549
19,480	Kraft Foods, Inc.	727,773
900	Nestle SA	51,681
19,986	Philip Morris International, Inc.	1,568,501
15,383	TreeHouse Foods, Inc.[a]	1,005,740
48,724	Wal-Mart Stores, Inc.	2,911,746
11,857	Whole Foods Market, Inc.	825,010

	Total Consumer Staples	18,472,707

Energy (3.9%)
23,991	Alpha Natural Resources, Inc.[a]	490,136
17,971	Apache Corporation	1,627,813
42,124	Arch Coal, Inc.	611,219
23,034	Baker Hughes, Inc.	1,120,374
5,000	Cameron International Corporation[a]	245,950
7,910	Chevron Corporation	841,624

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (38.2%)	Value
Energy (3.9%) - continued
5,298	Concho Resources, Inc.[a]	$496,688
11,520	ConocoPhillips	839,462
3,900	Eni SPA	80,403
62,499	ENSCO International plc ADR	2,932,453
5,900	EOG Resources, Inc.	581,209
10,300	Exxon Mobil Corporation	873,028
65,133	Helix Energy Solutions Group, Inc.[a]	1,029,102
19,000	Marathon Oil Corporation	556,130
4,764	National Oilwell Varco, Inc.	323,904
5,400	Neste Oil OYJ	54,305
4,300	Newfield Exploration Company[a]	162,239
2,870	Occidental Petroleum Corporation	268,919
22,867	Oil States International, Inc.[a]	1,746,353
68,723	Patriot Coal Corporation[a]	582,084
45,910	Peabody Energy Corporation	1,520,080
65,172	Petroleum Geo-Services ASA[a]	710,271
3,357	Range Resources Corporation	207,933
1,199	Royal Dutch Shell plc, Class A	43,991
4,400	Royal Dutch Shell plc, Class B	167,370
800	RWE AG	28,081
5,800	Southwestern Energy Company[a]	185,252
25,262	Swift Energy Company[a]	750,787
189,338	Weatherford International, Ltd.[a]	2,771,908
3,200	Woodside Petroleum, Ltd.	100,171

	Total Energy	21,949,239

Financials (5.9%)
1,948	Acadia Realty Trust	39,233
9,050	ACE, Ltd.	634,586
16,241	Affiliated Managers Group, Inc.[a]	1,558,324
2,680	Alexandria Real Estate Equities, Inc.	184,840
1,312	American Assets Trust, Inc.	26,909
3,196	American Campus Communities, Inc.	134,104
1,077	American Capital Agency Corporation	30,242
8,360	Aon Corporation	391,248
4,670	Apartment Investment & Management Company	106,990
351	Apollo Commercial Real Estate Finance, Inc.	4,609
3,193	Ashford Hospitality Trust, Inc.	25,544
4,100	Assicurazioni Generali SPA	61,542
1,355	Associated Estates Realty Corporation	21,612
3,100	ASX, Ltd.	96,766
6,100	Atlantia SPA	97,358
3,550	AvalonBay Communities, Inc.	463,630
23,800	Banco de Valencia SAa	18,878
5,097	BioMed Realty Trust, Inc.	92,154
5,605	Boston Properties, Inc.	558,258
5,158	Brandywine Realty Trust	49,001
2,587	BRE Properties, Inc.	130,592
583	Brookfield Asset Management, Inc.	16,021
3,760	Brookfield Office Properties, Inc.	58,806
3,097	Camden Property Trust	192,757
1,444	Campus Crest Communities, Inc.	14,527
13,102	CBL & Associates Properties, Inc.	205,701
813	CBRE Group, Inc.[a]	12,374
724	Chatham Lodging Trust	7,805
1,305	Chesapeake Lodging Trust	20,175
20,141	Citigroup, Inc.	529,910
2,325	CME Group, Inc.	566,533
1,531	Cogdell Spencer, Inc.	6,507
400	Cohen & Steers Quality Income Realty Fund, Inc.	3,388
2,563	Colonial Properties Trust	53,464
754	Colony Financial, Inc.	11,845
1,099	CommonWealth REIT	18,287
587	Coresite Realty Corporation	10,460
2,476	Corporate Office Properties Trust	52,640
470	CreXus Investment Corporation	4,879
2,542	CubeSmart	27,047
7,916	DCT Industrial Trust, Inc.	40,530
9,769	DDR Corporation	118,889
6,856	DiamondRock Hospitality Company	66,092
4,511	Digital Realty Trust, Inc.	300,748
40,782	Discover Financial Services	978,768
5,271	Douglas Emmett, Inc.	96,143
22,382	Duke Realty Corporation	269,703
2,416	DuPont Fabros Technology, Inc.	58,516
1,002	EastGroup Properties, Inc.	43,567
2,186	Education Realty Trust, Inc.	22,363
5,100	Endurance Specialty Holdings, Ltd.	195,075
1,765	Entertainment Properties Trust	77,148
1,690	Equity Lifestyle Properties, Inc.	112,706
14,352	Equity One, Inc.	243,697
10,789	Equity Residential	615,297
1,604	Essex Property Trust, Inc.	225,378
817	Excel Trust, Inc.	9,804
1,200	Experian plc	16,311
3,936	Extra Space Storage, Inc.	95,369
2,254	Federal Realty Investment Trust	204,550
3,352	FelCor Lodging Trust, Inc.[a]	10,224
39,800	Fifth Third Bancorp	506,256
1,656	First Industrial Realty Trust, Inc.[a]	16,941
1,293	First Potomac Realty Trust	16,874
2,411	Forest City Enterprises, Inc.[a]	28,498
12,622	General Growth Properties, Inc.	189,582
3,513	Glimcher Realty Trust	32,320
2,680	Goldman Sachs Group, Inc.	242,352
1,078	Government Properties Income Trust	24,309
1,873	Hannover Rueckversicherung AG	92,802
13,227	HCC Insurance Holdings, Inc.	363,742
12,045	HCP, Inc.	499,024
5,595	Health Care REIT, Inc.	305,095
1,814	Healthcare Realty Trust, Inc.	33,722
5,654	Hersha Hospitality Trust	27,592
2,279	Highwoods Properties, Inc.	67,618
1,614	Home Properties, Inc.	92,918
2,586	Hospitality Properties Trust	59,426
43,876	Host Hotels & Resorts, Inc.	648,049
29,600	Hudson City Bancorp, Inc.	185,000
261	Hudson Pacific Properties, Inc.	3,696
1,607	Inland Real Estate Corporation	12,229
5,211	IntercontinentalExchange, Inc.[a]	628,186
2,415	Invesco Mortgage Capital, Inc.	33,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (38.2%)	Value
Financials (5.9%) - continued
50,416	J.P. Morgan Chase & Company	$1,676,332
1,100	Julius Baer Group, Ltd.[a]	42,848
2,419	Kilroy Realty Corporation	92,091
12,329	Kimco Realty Corporation	200,223
4,900	Kinnevik Investment AB	95,238
2,231	Kite Realty Group Trust	10,062
25,220	KKR & Company, LP	323,573
2,863	LaSalle Hotel Properties	69,313
6,731	Lazard, Ltd.	175,746
2,040	Lexington Realty Trust	15,280
3,794	Liberty Property Trust	117,159
1,400	London Stock Exchange Group plc	17,218
520	LTC Properties, Inc.	16,047
4,500	M&T Bank Corporation	343,530
5,017	Macerich Company	253,860
2,941	Mack-Cali Realty Corporation	78,495
2,256	Medical Properties Trust, Inc.	22,267
1,166	Mid-America Apartment Communities, Inc.	72,933
2,450	MSCI, Inc.[a]	80,678
900	Muenchener Rueckversicherungs - Gesellschaft AG	110,281
9,800	NASDAQ OMX Group, Inc.[a]	240,198
2,858	National Retail Properties, Inc.	75,394
5,300	Northern Trust Corporation	210,198
67,386	Ocwen Financial Corporation[a]	975,749
2,773	Omega Healthcare Investors, Inc.	53,658
500	Pargesa Holding SA	32,661
1,581	Pebblebrook Hotel Trust	30,324
642	Pennsylvania Real Estate Investment Trust	6,702
809	Piedmont Office Realty Trust, Inc.	13,785
810	Plum Creek Timber Company, Inc.	29,614
470,118	Popular, Inc.[a]	653,464
1,573	Post Properties, Inc.	68,772
10,960	Principal Financial Group, Inc.	269,616
10,520	Progressive Corporation	205,245
15,489	Prologis, Inc.	442,831
10,643	Prudential plc	105,306
613	PS Business Parks, Inc.	33,979
5,053	Public Storage, Inc.	679,426
1,551	Ramco-Gershenson Properties Trust	15,246
1,219	Rayonier, Inc. REIT	54,404
962	Realty Income Corporation	33,632
4,113	Regency Centers Corporation	154,731
25,169	Resolution, Ltd.	98,116
653	Retail Opportunity Investments Corporation	7,732
958	RLJ Lodging Trust	16,123
673	Sabra Healthcare REIT, Inc.	8,137
248	Saul Centers, Inc.	8,784
5,296	Senior Housing Property Trust	118,842
11,210	Simon Property Group, Inc.	1,445,417
20,000	Singapore Exchange, Ltd.	94,529
3,263	SL Green Realty Corporation	217,446
360	Sovran Self Storage, Inc.	15,361
476	Starwood Property Trust, Inc.	8,811
9,970	State Street Corporation	401,891
29,000	Stockland	94,736
2,984	Strategic Hotel Capital, Inc.[a]	16,024
3,900	Sumitomo Mitsui Financial Group, Inc.	108,158
1,332	Summit Hotel Properties, Inc.	12,574
223	Sun Communities, Inc.	8,146
3,983	Sunstone Hotel Investors, Inc.[a]	32,461
6,350	SVB Financial Group[a]	302,831
4,000	Svenska Handelsbanken AB	104,821
3,703	Tanger Factory Outlet Centers, Inc.	108,572
2,155	Taubman Centers, Inc.	133,825
21,665	TD Ameritrade Holding Corporation	339,057
35,710	Texas Capital Bancshares, Inc.[a]	1,093,083
900	Tryg A/S	49,854
5,984	Two Harbors Investment Corporation	55,292
8,000	U.S. Bancorp	216,400
6,089	UDR, Inc.	152,834
8,000	United Overseas Land, Ltd.	24,641
24,230	Unum Group	510,526
3,550	Vanguard REIT ETF	205,900
8,881	Ventas, Inc.	489,610
6,247	Vornado Realty Trust	480,144
12,586	W.R. Berkley Corporation	432,833
1,222	Washington Real Estate Investment Trust	33,422
3,445	Weingarten Realty Investors	75,170
69,792	Wells Fargo & Company	1,923,468
12,700	Westfield Group	101,326
303	Winthrop Realty Trust	3,082
58,615	Zions Bancorporation	954,252
300	Zurich Financial Services AGa	67,592

	Total Financials	33,220,518

Health Care (4.5%)
10,707	Alexion Pharmaceuticals, Inc.[a]	765,551
52,500	Align Technology, Inc.[a]	1,245,563
16,080	AmerisourceBergen Corporation	598,015
25,273	Amgen, Inc.	1,622,779
3,100	AstraZeneca plc	143,198
30,478	Baxter International, Inc.	1,508,051
3,800	BioMarin Pharmaceutical, Inc.[a]	130,644
20,870	Bristol-Myers Squibb Company	735,459
2,758	C.R. Bard, Inc.	235,809
12,130	CIGNA Corporation	509,460
20,417	Covance, Inc.[a]	933,465
6,647	Coventry Health Care, Inc.[a]	201,869
10,000	Covidien plc	450,100
3,200	CSL, Ltd.	104,330
26,900	Eli Lilly and Company	1,117,964
10,300	Gilead Sciences, Inc.[a]	421,579
40,094	Health Net, Inc.[a]	1,219,660
7,100	Johnson & Johnson	465,618
18,298	McKesson Corporation	1,425,597
6,200	Medtronic, Inc.	237,150
18,380	Merck & Company, Inc.	692,926
1,354	Mettler-Toledo International, Inc.[a]	199,999
77,563	Mylan, Inc.[a]	1,664,502
600	Novartis AG	34,256
100	Novo Nordisk AS	11,488
4,683	Onyx Pharmaceuticals, Inc.[a]	205,818
71,344	Pfizer, Inc.	1,543,884

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (38.2%)	Value
Health Care (4.5%) - continued
38,662	PSS World Medical, Inc.[a]	$935,234
200	Roche Holding AG	33,824
9,818	SXC Health Solutions Corporation[a]	554,521
8,200	Thoratec Corporation[a]	275,192
25,040	United Therapeutics Corporation[a]	1,183,140
49,685	UnitedHealth Group, Inc.	2,518,036
2,633	Varian Medical Systems, Inc.[a]	176,753
2,200	Waters Corporation[a]	162,910
12,779	Watson Pharmaceuticals, Inc.[a]	771,085
3,020	Zimmer Holdings, Inc.[a]	161,328

	Total Health Care	25,196,757

Industrials (4.8%)
5,500	3M Company	449,515
8	A P Moller - Maersk AS	52,621
6,200	Abertis Infraestructuras SA	98,522
9,000	All Nippon Airways Company, Ltd.	25,148
5,860	AMETEK, Inc.	246,706
21,796	BE Aerospace, Inc.[a]	843,723
17,155	Boeing Company	1,258,319
3,100	Bouygues SA	97,491
6,479	Caterpillar, Inc.	586,997
13	Central Japan Railway Company	109,711
24,556	Chicago Bridge and Iron Company	928,217
5,700	Cobham plc	16,231
36,155	CSX Corporation	761,424
3,400	Cummins, Inc.	299,268
36,544	Deluxe Corporation	831,741
1,200	Deutsche Lufthansa AG	14,272
1,800	East Japan Railway Company	114,729
1,000	Eiffage SA	24,092
35,324	EMCOR Group, Inc.	947,036
4,562	Expeditors International of Washington, Inc.	186,860
4,127	Flowserve Corporation	409,894
3,900	Fluor Corporation	195,975
32,735	FTI Consulting, Inc.[a]	1,388,619
25,800	GATX Corporation	1,126,428
51,590	General Electric Company	923,977
17,554	Honeywell International, Inc.	954,060
8,600	Jacobs Engineering Group, Inc.[a]	348,988
17,180	JB Hunt Transport Services, Inc.	774,303
13,118	Kansas City Southern[a]	892,155
1,100	Koninklijke Boskalis Westminster NV	40,287
4,600	L-3 Communications Holdings, Inc.	306,728
124,818	Manitowoc Company, Inc.	1,147,077
3,400	Manpower, Inc.	121,550
10,525	Oshkosh Corporation[a]	225,024
13,952	Parker Hannifin Corporation	1,063,840
12,892	Pentair, Inc.	429,175
15,100	PostNL NV	47,907
9,361	Precision Castparts Corporation	1,542,599
6,500	Republic Services, Inc.	179,075
9,732	Roper Industries, Inc.	845,419
19,700	Ryanair Holdings plc[a]	92,139
38,473	Shaw Group, Inc.[a]	1,034,924
16,324	SPX Corporation	983,847
5,981	Stericycle, Inc.[a]	466,040
11,572	Teledyne Technologies, Inc.[a]	634,724
10,770	Textron, Inc.	199,137
5,400	Tyco International, Ltd.	252,234
11,557	Union Pacific Corporation	1,224,349
13,778	United Technologies Corporation	1,007,034
2,580	WESCO International, Inc.[a]	136,766
400	West Japan Railway Company	17,381
23,000	Yangzijiang Shipbuilding Holdings, Ltd.	16,095

	Total Industrials	26,920,373

Information Technology (8.5%)
23,600	ADTRAN, Inc.	711,776
41,558	Akamai Technologies, Inc.[a]	1,341,492
4,100	Alliance Data Systems Corporation[a]	425,744
4,090	Altera Corporation	151,739
11,735	ANSYS, Inc.[a]	672,181
12,602	Apple, Inc.[a]	5,103,810
141,277	Atmel Corporation[a]	1,144,344
3,811	Baidu.com, Inc. ADR[a]	443,867
40,606	Broadcom Corporation[a]	1,192,192
1,100	Cap Gemini SA	34,197
31,960	Cisco Systems, Inc.	577,837
19,435	Cognizant Technology Solutions Corporation[a]	1,249,865
1,900	Computershare, Ltd.	15,531
36,416	eBay, Inc.[a]	1,104,497
33,908	Electronic Arts, Inc.[a]	698,505
52,898	EMC Corporation[a]	1,139,423
17,094	F5 Networks, Inc.[a]	1,814,015
12,751	Fortinet, Inc.[a]	278,099
3,923	Google, Inc.[a]	2,533,866
27,300	Intel Corporation	662,025
3,003	International Business Machines Corporation	552,192
5,698	Itron, Inc.[a]	203,817
9,013	Ixia[a]	94,727
10,810	Juniper Networks, Inc.[a]	220,632
7,400	KLA-Tencor Corporation	357,050
11,341	Lam Research Corporation[a]	419,844
43,838	Marvell Technology Group, Ltd.[a]	607,156
7,053	Mercadolibre, Inc.	560,996
80,564	Microsoft Corporation	2,091,441
88,109	Monster Worldwide, Inc.[a]	698,704
13,332	NetApp, Inc.[a]	483,552
6,375	Nice Systems, Ltd. ADR[a]	219,619
18,400	Nokia Oyj	88,695
10	NTT Data Corporation	31,842
32,893	Nuance Communications, Inc.[a]	827,588
64,668	NVIDIA Corporation[a]	896,298
88,533	Oracle Corporation	2,270,871
29,266	Plantronics, Inc.	1,043,040
31,701	Plexus Corporation[a]	867,973
33,420	QUALCOMM, Inc.	1,828,074
42,095	Quest Software, Inc.[a]	782,967
10,830	Red Hat, Inc.[a]	447,171
7,002	Salesforce.com, Inc.[a]	710,423
20,311	SuccessFactors, Inc.[a]	809,800
28,323	Symantec Corporation[a]	443,255
21,496	Teradata Corporation[a]	1,042,771

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (38.2%)	Value
Information Technology (8.5%) - continued
97,756	Teradyne, Inc.[a]	$1,332,414
21,030	Texas Instruments, Inc.	612,183
54,588	TIBCO Software, Inc.[a]	1,305,199
11,184	ValueClick, Inc.[a]	182,187
48,146	VeriFone Systems, Inc.[a]	1,710,146
11,209	VMware, Inc.[a]	932,477
45,184	Xilinx, Inc.	1,448,599

	Total Information Technology	47,418,708

Materials (1.3%)
4,388	Albemarle Corporation	226,026
2,100	Amcor, Ltd.	15,459
1,600	Bayer AG	102,175
4,500	BHP Billiton plc	131,563
2,300	BHP Billiton, Ltd.	81,187
15,318	Celanese Corporation	678,128
8,139	E.I. du Pont de Nemours and Company	372,603
4,916	FMC Corporation	422,973
56,521	Freeport-McMoRan Copper & Gold, Inc.	2,079,408
2,500	Metso Corporation	92,326
7,024	Newmont Mining Corporation	421,510
16,841	Pan American Silver Corporation	367,302
1,242	Rio Tinto plc	60,669
3,884	Sigma-Aldrich Corporation	242,595
6,266	Silgan Holdings, Inc.	242,118
12,553	Silver Wheaton Corporation	363,535
17,970	Steel Dynamics, Inc.	236,306
100	Syngenta AGa	29,385
800	Wacker Chemie AG	64,256
16,786	Walter Energy, Inc.	1,016,560
1,224	Yara International ASA	48,861

	Total Materials	7,294,945

Telecommunications Services (0.4%)
2,000	Deutsche Telekom AG	22,940
9,097	Inmarsat plc	56,972
2,600	Koninklijke (Royal) KPN NV	31,034
1,800	Nippon Telegraph & Telephone Corporation	91,638
39	NTT DoCoMo, Inc.	71,605
7,476	SBA Communications Corporation[a]	321,169
8,100	Telekom Austria AG	96,896
3,343	Telenor ASA	54,704
23,400	Telstra Corporation, Ltd.	79,584
34,275	TW Telecom, Inc.[a]	664,250
22,668	Verizon Communications, Inc.	909,440

	Total Telecommunications Services	2,400,232

Utilities (0.8%)
12,100	CMS Energy Corporation	267,168
8,500	Electricidade de Portugal SA	26,249
15,810	Exelon Corporation	685,680
3,500	Hokuriku Electric Power Company	65,365
22,640	NiSource, Inc.	539,058
16,388	NV Energy, Inc.	267,944
52,000	PNM Resources, Inc.	947,960
2,600	Shikoku Electric Power Company	74,588
23,478	Southwest Gas Corporation	997,580
7,000	The Kansai Electric Power Company, Inc.	107,528
3,700	Tohoku Electric Power Company, Inc.	35,548
13,000	Tokyo Electric Power Company, Inc.[a]	31,198
7,575	UGI Corporation	222,705

	Total Utilities	4,268,571

	Total Common Stock (cost $212,025,375)	214,362,194

Principal Amount	Long-Term Fixed Income (8.3%)
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Acquisition Corporation
$1,000,000	5.461%, 10/25/2036	764,165
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	254,542

	Total Asset-Backed Securities	1,018,707

Basic Materials (0.1%)
	ArcelorMittal
100,000	7.000%, 10/15/2039	92,931
	Arch Coal, Inc.
140,000	7.000%, 6/15/2019[b]	142,800
	Dow Chemical Company
100,000	4.250%, 11/15/2020	103,944
	FMG Resources Property, Ltd.
130,000	7.000%, 11/1/2015[b]	131,300
	Novelis, Inc.
140,000	8.375%, 12/15/2017	148,750

	Total Basic Materials	619,725

Capital Goods (0.1%)
	Bombardier, Inc.
140,000	7.750%, 3/15/2020[b]	152,600
	Case New Holland, Inc.
120,000	7.875%, 12/1/2017	135,600
	Danaher Corporation
40,000	0.817%, 6/21/2013[c]	40,058

	Total Capital Goods	328,258

Collateralized Mortgage Obligations (<0.1%)
	Sequoia Mortgage Trust
149,017	5.352%, 9/20/2046	45,091
	WaMu Mortgage Pass Through Certificates
107,669	5.836%, 9/25/2036	72,254
158,919	5.933%, 10/25/2036	108,784

	Total Collateralized Mortgage Obligations	226,129

Commercial Mortgage-Backed Securities (0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	233,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (8.3%)	Value
Commercial Mortgage-Backed Securities (0.1%) - continued
	Government National Mortgage Association
$180,079	2.164%, 3/16/2033	$182,545
160,336	3.214%, 1/16/2040	166,969

	Total Commercial Mortgage- Backed Securities	583,439

Communications Services (0.3%)
	Cablevision Systems Corporation
140,000	8.625%, 9/15/2017	155,050
	CBS Corporation
50,000	7.875%, 7/30/2030	63,610
50,000	5.900%, 10/15/2040	56,129
	CCO Holdings, LLC
130,000	7.000%, 1/15/2019	135,525
	Clear Channel Worldwide Holdings, Inc.
140,000	9.250%, 12/15/2017	151,200
	Cox Communications, Inc.
100,000	6.950%, 6/1/2038[b]	114,192
	EH Holding Corporation
140,000	6.500%, 6/15/2019[b]	145,950
	Intelsat Jackson Holdings SA
140,000	7.250%, 4/1/2019[b]	142,100
	NII Capital Corporation
90,000	7.625%, 4/1/2021	89,325
	Sprint Nextel Corporation
130,000	9.000%, 11/15/2018[b]	136,500
	UPCB Finance V, Ltd.
140,000	7.250%, 11/15/2021[b]	141,750

	Total Communications Services	1,331,331

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
200,000	8.000%, 6/15/2019[b]	183,000
	Home Depot, Inc.
100,000	5.875%, 12/16/2036	125,488
	Lennar Corporation
140,000	12.250%, 6/1/2017	166,600
	MGM Resorts International
110,000	11.125%, 11/15/2017	125,400
	Rite Aid Corporation
140,000	7.500%, 3/1/2017	139,825
	Starwood Hotels & Resorts Worldwide, Inc.
130,000	6.750%, 5/15/2018	146,900
	Toys R Us Property Company II, LLC
140,000	8.500%, 12/1/2017	144,900
	West Corporation
80,000	7.875%, 1/15/2019	79,400
	WMG Acquisition Corporation
140,000	11.500%, 10/1/2018[b]	138,950

	Total Consumer Cyclical	1,250,463

Consumer Non-Cyclical (0.3%)
	Altria Group, Inc.
100,000	9.950%, 11/10/2038	152,098
	Anheuser-Busch Companies, Inc.
50,000	6.450%, 9/1/2037	66,947
	Anheuser-Busch InBev Worldwide, Inc.
70,000	0.761%, 7/14/2014[c]	69,663
50,000	8.200%, 1/15/2039	78,829
	Community Health Systems, Inc.
134,000	8.875%, 7/15/2015	138,355
	HCA, Inc.
120,000	7.500%, 2/15/2022	122,700
	JBS USA, LLC/JBS USA Finance, Inc.
120,000	11.625%, 5/1/2014	136,050
	Kinetic Concepts, Inc./KCI USA, Inc.
130,000	10.500%, 11/1/2018[b]	127,400
	Kraft Foods, Inc.
50,000	5.375%, 2/10/2020	57,693
50,000	7.000%, 8/11/2037	66,797
	Reynolds Group Issuer, Inc.
130,000	6.875%, 2/15/2021[b]	129,350
	Tenet Healthcare Corporation
130,000	8.875%, 7/1/2019	145,925
	UnitedHealth Group, Inc.
50,000	6.875%, 2/15/2038	67,053
50,000	5.700%, 10/15/2040	59,863
	Valeant Pharmaceuticals International
140,000	6.875%, 12/1/2018[b]	139,650

	Total Consumer Non-Cyclical	1,558,373

Energy (0.1%)
	Chesapeake Energy Corporation
100,000	9.500%, 2/15/2015	114,500
	Denbury Resources, Inc.
110,000	6.375%, 8/15/2021	114,950
	Harvest Operations Corporation
140,000	6.875%, 10/1/2017[b]	144,900
	Linn Energy, LLC
130,000	7.750%, 2/1/2021	135,200
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
140,000	6.500%, 8/15/2021	145,775
	Weatherford International, Ltd.
100,000	6.750%, 9/15/2040	113,438

	Total Energy	768,763

Financials (0.5%)
	Achmea Hypotheekbank NV
205,000	3.200%, 11/3/2014[b]	215,137
	Ally Financial, Inc.
140,000	8.000%, 3/15/2020	143,500
	AXA SA
100,000	6.379%, 12/29/2049[b,d]	65,000
	Bank of Nova Scotia
225,000	1.450%, 7/26/2013[b]	227,605
	BBVA International Preferred SA Unipersonal
50,000	5.919%, 12/29/2049[d]	33,102

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (8.3%)	Value
Financials (0.5%) - continued
	Canadian Imperial Bank of Commerce
$205,000	2.600%, 7/2/2015[b]	$212,021
	Cie de Financement Foncier
225,000	2.250%, 3/7/2014[b]	221,173
	CIT Group, Inc.
140,000	7.000%, 5/1/2017	140,000
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[b]	204,455
	General Electric Capital Corporation
100,000	6.750%, 3/15/2032	117,094
	HCP, Inc.
100,000	6.750%, 2/1/2041	113,051
	Health Care REIT, Inc.
40,000	6.500%, 3/15/2041	40,078
	Icahn Enterprises, LP
70,000	8.000%, 1/15/2018	72,800
	International Bank for Reconstruction & Development
210,000	2.375%, 5/26/2015	221,549
	International Lease Finance Corporation
140,000	5.750%, 5/15/2016	129,856
	MetLife Capital Trust IV
100,000	7.875%, 12/15/2037[b]	103,750
	Prudential Financial, Inc.
100,000	6.200%, 11/15/2040	104,641
	Reinsurance Group of America, Inc.
50,000	6.750%, 12/15/2065	43,346
	Royal Bank of Canada
160,000	3.125%, 4/14/2015[b]	167,875
	Toronto-Dominion Bank
205,000	2.200%, 7/29/2015[b]	209,911
	XL Group plc
100,000	6.250%, 5/15/2027	101,333
50,000	6.500%, 12/29/2049[d]	39,125

	Total Financials	2,926,402

Foreign Government (0.1%)
	Bank Nederlandse Gemeenten
300,000	4.375%, 2/16/2021[b]	319,773
	Kommunalbanken AS
225,000	2.750%, 5/5/2015[b]	233,475
	Kreditanstalt fuer Wiederaufbau
55,000	0.295%, 6/17/2013[c]	54,974

	Total Foreign Government	608,222

Mortgage-Backed Securities (2.4%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
3,125,000	3.000%, 1/1/2027[e]	3,227,050
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,875,000	4.000%, 1/1/2042[e]	7,221,974
1,400,000	4.500%, 1/1/2042[e]	1,489,688
1,037,500	5.000%, 1/1/2042[e]	1,120,825
$312,500	6.000%, 1/1/2042[e]	344,092

	Total Mortgage-Backed Securities	13,403,629

Technology (<0.1%)
	Seagate HDD Cayman
120,000	7.750%, 12/15/2018[b]	127,650

	Total Technology	127,650

Transportation (<0.1%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
140,000	8.250%, 1/15/2019	138,950

	Total Transportation	138,950

U.S. Government and Agencies (3.8%)
	FDIC Structured Sale Guaranteed Notes
85,000	Zero Coupon, 1/7/2012[b]	84,984
85,000	Zero Coupon, 1/7/2014[b]	83,398
	Federal Agricultural Mortgage Corporation
210,000	2.125%, 9/15/2015	217,424
	Federal Home Loan Banks
1,300,000	5.000%, 11/17/2017	1,560,130
	Federal Home Loan Mortgage Corporation
1,300,000	0.750%, 3/28/2013	1,307,244
400,000	2.500%, 1/7/2014	416,438
580,000	4.875%, 6/13/2018	698,854
	Federal National Mortgage Association
715,000	1.250%, 2/27/2014	725,337
255,000	4.375%, 10/15/2015	288,147
860,000	1.375%, 11/15/2016	867,596
210,000	6.250%, 5/15/2029	295,652
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	210,624
	U.S. Treasury Bonds
300,000	4.375%, 5/15/2041	390,891
	U.S. Treasury Bonds, TIPS
57,620	2.125%, 2/15/2040	77,324
	U.S. Treasury Notes
1,975,000	0.750%, 6/15/2014	1,996,447
2,150,000	2.500%, 4/30/2015	2,294,454
465,000	2.000%, 1/31/2016	490,575
625,000	2.625%, 2/29/2016	675,586
1,500,000	3.250%, 3/31/2017	1,679,532
2,715,000	3.125%, 5/15/2021	3,031,466
420,000	7.625%, 2/15/2025	679,087
550,000	4.375%, 5/15/2040	714,484
	U.S. Treasury Notes, TIPS
267,798	3.375%, 1/15/2012	267,882
361,514	2.000%, 1/15/2014	382,837
260,891	1.625%, 1/15/2015	281,376
308,237	0.500%, 4/15/2015	322,517
241,075	0.125%, 4/15/2016	251,320
327,762	2.625%, 7/15/2017	390,165
258,780	1.125%, 1/15/2021	288,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (8.3%)	Value
U.S. Government and Agencies (3.8%) - continued
$ 66,070	2.375%, 1/15/2025	$84,002

	Total U.S. Government and Agencies	21,054,373

Utilities (0.1%)
	AES Corporation
120,000	7.375%, 7/1/2021[b]	129,300
	Dominion Resources, Inc.
50,000	2.879%, 9/30/2066[c]	42,019
	Energy Transfer Partners, LP
28,000	6.625%, 10/15/2036	29,442
50,000	7.500%, 7/1/2038	57,086
	Southern Union Company
100,000	3.447%, 11/1/2066[c]	93,250

	Total Utilities	351,097

	Total Long-Term Fixed Income (cost $44,384,163)	46,295,511

	Short-Term Investments (3.0%)[f]
	Federal Home Loan Bank Discount Notes
5,000,000	0.010%, 2/17/2012[g]	4,999,935
3,000,000	0.032%, 2/22/2012[g]	2,999,861
5,000,000	0.015%, 3/2/2012[g]	4,999,915
3,508,000	0.015%, 3/7/2012[g]	3,507,904
	Federal National Mortgage Association Discount Notes
100,000	0.105%, 2/22/2012[g,h]	99,985

	Total Short-Term Investments (at amortized cost)	16,607,600

	Total Investments (cost $610,639,824) 99.1%	$555,247,996

	Other Assets and Liabilities, Net 0.9%	5,306,324

	Total Net Assets 100.0%	$560,554,320

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $4,575,949 or 0.8% of total net assets.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At December 31, 2011, $99,985 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,939,923
Gross unrealized depreciation	(74,359,877)

Net unrealized appreciation (depreciation)	$(56,419,954)
Cost for federal income tax purposes	$611,667,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Aggressive Allocation Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	266,280,422	266,280,422	—	—
Fixed Income Mutual Funds	11,702,269	11,702,269	—	—
Common Stock
Consumer Discretionary	27,220,144	26,183,922	1,036,222	—
Consumer Staples	18,472,707	18,004,031	468,676	—
Energy	21,949,239	20,764,647	1,184,592	—
Financials	33,220,518	31,689,536	1,530,982	—
Health Care	25,196,757	24,869,661	327,096	—
Industrials	26,920,373	26,153,747	766,626	—
Information Technology	47,418,708	47,248,443	170,265	—
Materials	7,294,945	6,669,064	625,881	—
Telecommunications Services	2,400,232	1,894,859	505,373	—
Utilities	4,268,571	3,928,095	340,476	—
Long-Term Fixed Income
Asset-Backed Securities	1,018,707	—	1,018,707	—
Basic Materials	619,725	—	619,725	—
Capital Goods	328,258	—	328,258	—
Collateralized Mortgage Obligations	226,129	—	226,129	—
Commercial Mortgage-Backed
Securities	583,439	—	583,439	—
Communications Services	1,331,331	—	1,331,331	—
Consumer Cyclical	1,250,463	—	1,250,463	—
Consumer Non-Cyclical	1,558,373	—	1,558,373	—
Energy	768,763	—	768,763	—
Financials	2,926,402	—	2,926,402	—
Foreign Government	608,222	—	608,222	—
Mortgage-Backed Securities	13,403,629	—	13,403,629	—
Technology	127,650	—	127,650	—
Transportation	138,950	—	138,950	—
U.S. Government and Agencies	21,054,373	—	21,054,373	—
Utilities	351,097	—	351,097	—
Short-Term Investments	16,607,600	—	16,607,600	—

Total	$555,247,996	$485,388,696	$69,859,300	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,226,640	2,226,640	—	—
Credit Default Swaps	3,247	—	3,247	—

Total Asset Derivatives	$2,229,887	$2,226,640	$3,247	$—

Liability Derivatives
Futures Contracts	1,402,521	1,402,521	—	—

Total Liability Derivatives	$1,402,521	$1,402,521	$—	$—

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Gain/(Loss)
2-Yr. U.S. Treasury Note Futures	(15)	March 2012	($3,306,986)	($3,308,204)	($1,218)
10-Yr. U.S. Treasury Note Futures	(20)	March 2012	(2,581,033)	(2,622,500)	(41,467)
Russell 2000 Index Mini-Futures	(783)	March 2012	(57,131,125)	(57,848,040)	(716,915)
S&P 400 Index Mini-Futures	(698)	March 2012	(60,592,619)	(61,235,540)	(642,921)
S&P 500 Index Futures	382	March 2012	117,396,660	119,623,300	2,226,640
Total Futures Contracts					$824,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 17, 5 Year, at 5.00%; Bank of America	Sell	12/20/2016	$735,000	$54,888	($51,641)	$3,247
Total Credit Default Swaps					($51,641)	$3,247

1	As the buyer of protection, Aggressive Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Aggressive Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Aggressive Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Aggressive Allocation Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,226,640
Total Equity Contracts		2,226,640
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	3,247
Total Credit Contracts		3,247

Total Asset Derivatives		$2,229,887

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	42,685
Total Interest Rate Contracts		42,685
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,359,836
Total Equity Contracts		1,359,836

Total Liability Derivatives		$1,402,521

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Aggressive Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	6,321,977
Total Equity Contracts		6,321,977
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(83,755)
Total Foreign Exchange Contracts		(83,755)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	813
Futures	Net realized gains/(losses) on Futures contracts	(646,738)
Total Interest Rate Contracts		(645,925)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	127,472
Total Credit Contracts		127,472

Total		$5,719,769

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Aggressive Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(42,685)
Total Interest Rate Contracts		(42,685)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	889,648
Total Equity Contracts		889,648
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	3,247
Total Credit Contracts		3,247

Total		$850,210

The following table presents Aggressive Allocation Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$199,006,533	33.9%	N/A	N/A	N/A	N/A
Interest Rate Contracts	8,483,396	1.4	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$374,914	0.1	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,672,504	0.3%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Real Estate Securities	$11,741,196	$—	$11,301,247	—	$—	$—
Partner Small Cap Growth	45,198,556	—	—	3,498,692	43,458,307	—
Partner Small Cap Value	14,685,240	31,505	—	771,998	14,393,204	31,505
Small Cap Stock	24,387,985	—	3,000,000	1,708,411	20,485,040	—
Mid Cap Growth II	44,227,632	1,649,320	44,150,963	—	—	45,644
Partner Mid Cap Value	20,855,810	45,216	—	1,561,519	19,535,065	45,216
Mid Cap Stock	33,298,998	13,942	3,000,000	2,495,827	28,649,596	13,942
Partner Worldwide Allocation	24,071,806	2,942,371	—	3,091,020	22,849,130	513,781
Partner International Stock	76,818,979	25,405	8,000,000	6,481,456	59,536,061	25,405
Large Cap Growth II	25,486,458	516,745	23,260,509	—	—	36,418
Large Cap Value	28,774,412	6,474	—	2,683,031	27,887,419	6,474
Large Cap Stock	29,249,553	3,457	3,000,000	3,058,684	24,807,764	3,457
Equity Income Plus	4,796,661	13,438	—	530,968	4,678,836	13,438
High Yield	6,259,496	931,947	1,347,763	1,216,126	5,669,944	455,661
Income	—	6,011,026	—	598,089	6,032,325	11,008
Total Value and Income Earned	389,852,782				277,982,691	1,201,949

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Mutual Funds (57.0%)	Value
Equity Mutual Funds (42.2%)
5,056,075	Thrivent Partner Small Cap Growth Portfolio[a]	$62,803,020
3,436,858	Thrivent Partner Small Cap Value Portfolio	64,077,118
4,528,335	Thrivent Small Cap Stock Portfolio[a]	54,297,906
6,158,169	Thrivent Partner Mid Cap Value Portfolio	77,040,544
14,071,209	Thrivent Mid Cap Stock Portfolio	161,523,408
18,437,323	Thrivent Partner Worldwide Allocation Portfolio	136,290,534
19,477,076	Thrivent Partner International Stock Portfolio	178,908,630
18,430,656	Thrivent Large Cap Value Portfolio	191,568,241
21,658,100	Thrivent Large Cap Stock Portfolio	175,660,184
2,223,952	Thrivent Equity Income Plus Portfolio	19,597,241

	Total Equity Mutual Funds	1,121,766,826

Fixed Income Mutual Funds (14.8%)
22,545,368	Thrivent High Yield Portfolio	105,113,270
18,204,967	Thrivent Income Portfolio	183,615,301
10,810,810	Thrivent Limited Maturity Bond Portfolio	104,562,151

	Total Fixed Income Mutual Funds	393,290,722

	Total Mutual Funds (cost $1,714,659,265)	1,515,057,548

	Common Stock (25.2%)
Consumer Discretionary (2.9%)
11,871	Abercrombie & Fitch Company	579,780
52,492	Amazon.com, Inc.[a]	9,086,365
14,334	Autoliv, Inc.	766,726
1,800	Bayerische Motoren Werke AG	84,978
5,500	Benesse Holdings, Inc.	265,880
51,100	Big Lots, Inc.[a]	1,929,536
23,378	British Sky Broadcasting Group plc	265,984
26,070	Buffalo Wild Wings, Inc.[a]	1,759,986
12,430	CBS Corporation	337,350
13,600	Charter Communications, Inc.[a]	774,384
99,300	Coach, Inc.	6,061,272
265,436	Comcast Corporation	6,293,488
92,000	ComfortDelGro Corporation, Ltd	100,376
5,000	Daihatsu Motor Company, Ltd.	88,914
2,800	Daito Trust Construction Company, Ltd.	239,755
10,974	Darden Restaurants, Inc.	500,195
108,911	Discovery Communications, Inc.[a]	4,462,084
32,888	Dollar Tree, Inc.[a]	2,733,322
4,700	FamilyMart Company, Ltd.	189,800
46,600	Fiat SPA	212,670
89,688	Foot Locker, Inc.	2,138,162
3,290	Gaylord Entertainment Company[a]	79,421
12,679	Gentex Corporation	375,172
16,050	Harley-Davidson, Inc.	623,863
155,800	Home Depot, Inc.	6,549,832
4,700	Kabel Deutschland Holding AGa	238,252
145,677	Las Vegas Sands Corporation[a]	6,224,778
4,500	Lawson, Inc.	280,374
39,300	Life Time Fitness, Inc.[a]	1,837,275
29,849	Limited Brands, Inc.	1,204,407
31,892	Macy’s, Inc.	1,026,285
4,911	Marriott International, Inc.	143,254
491	Marriott Vacations Worldwide Corporation[a]	8,426
31,700	McDonald's Corporation	3,180,461
64,150	News Corporation	1,166,247
25,490	Omnicom Group, Inc.	1,136,344
12,613	O’Reilly Automotive, Inc.[a]	1,008,409
5,218	Panera Bread Company[a]	738,086
21,180	PetSmart, Inc.	1,086,322
180,388	Pier 1 Imports, Inc.[a]	2,512,805
3,300	Sankyo Company, Ltd.	166,839
11,100	SES Global SA	265,900
37,175	Signet Jewelers, Ltd.	1,634,213
8,825	Starwood Hotels & Resorts Worldwide, Inc.	423,335
23,050	Target Corporation	1,180,621
10,020	Time Warner Cable, Inc.	636,971
13,280	Tractor Supply Company	931,592
5,000	United Internet AG	89,120
2,400	USS Company, Ltd.	216,908
5,338	VF Corporation	677,873
37,911	Williams-Sonoma, Inc.	1,459,573
29,853	WMS Industries, Inc.[a]	612,584
2,050	Wyndham Worldwide Corporation	77,551

	Total Consumer Discretionary	76,664,100

Consumer Staples (2.4%)
240,268	Altria Group, Inc.	7,123,946
105,535	Anheuser-Busch InBev NV ADR	6,436,580
14,300	Autogrill SPA	138,999
5,000	British American Tobacco plc	237,207
77,063	British American Tobacco plc ADR	7,311,738
8,839	Clorox Company	588,324
125,390	Coca-Cola Company	8,773,538
119,000	ConAgra Foods, Inc.	3,141,600
75,003	Corn Products International, Inc.	3,944,408
16,140	CVS Caremark Corporation	658,189
16,420	Diageo plc ADR	1,435,436
6,400	Imperial Tobacco Group plc	242,184
6,700	Kao Corporation	182,816
22,000	Koninklijke (Royal) Ahold NV	295,672
45,390	Kraft Foods, Inc.	1,695,770
2,100	Nestle SA	120,589
102,895	Philip Morris International, Inc.	8,075,200
35,555	TreeHouse Foods, Inc.[a]	2,324,586
178,020	Wal-Mart Stores, Inc.	10,638,475
17,948	Whole Foods Market, Inc.	1,248,822

	Total Consumer Staples	64,614,079

Energy (2.4%)
52,943	Alpha Natural Resources, Inc.[a]	1,081,626
69,598	Apache Corporation	6,304,187
84,273	Arch Coal, Inc.	1,222,801
82,726	Baker Hughes, Inc.	4,023,793

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (25.2%)	Value
Energy (2.4%) - continued
7,600	Cameron International Corporation[a]	$373,844
18,430	Chevron Corporation	1,960,952
8,060	Concho Resources, Inc.[a]	755,625
26,870	ConocoPhillips	1,958,017
10,400	Eni SPA	214,408
185,207	ENSCO International plc ADR	8,689,912
13,770	EOG Resources, Inc.	1,356,483
60,200	Exxon Mobil Corporation	5,102,552
118,984	Helix Energy Solutions Group, Inc.[a]	1,879,947
110,900	Marathon Oil Corporation	3,246,043
13,638	National Oilwell Varco, Inc.	927,248
14,200	Neste Oil OYJ	142,803
12,500	Newfield Exploration Company[a]	471,625
6,710	Occidental Petroleum Corporation	628,727
40,928	Oil States International, Inc.[a]	3,125,671
137,260	Patriot Coal Corporation[a]	1,162,592
143,321	Peabody Energy Corporation	4,745,358
130,232	Petroleum Geo-Services ASA[a]	1,419,322
5,082	Range Resources Corporation	314,779
3,066	Royal Dutch Shell plc, Class A	112,492
11,700	Royal Dutch Shell plc, Class B	445,052
2,100	RWE AG	73,712
17,000	Southwestern Energy Company[a]	542,980
50,433	Swift Energy Company[a]	1,498,869
608,357	Weatherford International, Ltd.[a]	8,906,347
8,400	Woodside Petroleum, Ltd.	262,947

	Total Energy	62,950,714

Financials (5.1%)
12,510	Acadia Realty Trust	251,951
21,110	ACE, Ltd.	1,480,233
29,173	Affiliated Managers Group, Inc.[a]	2,799,149
17,212	Alexandria Real Estate Equities, Inc.	1,187,112
8,427	American Assets Trust, Inc.	172,838
20,525	American Campus Communities, Inc.	861,229
6,913	American Capital Agency Corporation	194,117
19,500	Aon Corporation	912,600
29,990	Apartment Investment & Management Company	687,071
2,253	Apollo Commercial Real Estate Finance, Inc.	29,582
20,507	Ashford Hospitality Trust, Inc.	164,056
10,800	Assicurazioni Generali SPA	162,110
8,701	Associated Estates Realty Corporation	138,781
8,200	ASX, Ltd.	255,962
16,000	Atlantia SPA	255,364
22,800	AvalonBay Communities, Inc.	2,977,680
62,800	Banco de Valencia SAa	49,813
32,735	BioMed Realty Trust, Inc.	591,849
35,992	Boston Properties, Inc.	3,584,803
33,122	Brandywine Realty Trust	314,659
16,610	BRE Properties, Inc.	838,473
3,746	Brookfield Asset Management, Inc.	102,940
24,149	Brookfield Office Properties, Inc.	377,690
19,891	Camden Property Trust	1,238,016
9,273	Campus Crest Communities, Inc.	93,286
54,212	CBL & Associates Properties, Inc.	851,128
5,220	CBRE Group, Inc.[a]	79,448
4,647	Chatham Lodging Trust	50,095
8,383	Chesapeake Lodging Trust	129,601
78,167	Citigroup, Inc.	2,056,574
9,034	CME Group, Inc.	2,201,315
9,834	Cogdell Spencer, Inc.	41,795
2,567	Cohen & Steers Quality Income Realty Fund, Inc.	21,742
16,461	Colonial Properties Trust	343,376
4,839	Colony Financial, Inc.	76,021
7,057	CommonWealth REIT	117,428
3,767	Coresite Realty Corporation	67,128
15,902	Corporate Office Properties Trust	338,077
3,016	CreXus Investment Corporation	31,306
16,324	CubeSmart	173,687
50,838	DCT Industrial Trust, Inc.	260,291
62,734	DDR Corporation	763,473
44,029	DiamondRock Hospitality Company	424,440
28,970	Digital Realty Trust, Inc.	1,931,430
115,959	Discover Financial Services	2,783,016
33,852	Douglas Emmett, Inc.	617,460
90,324	Duke Realty Corporation	1,088,404
15,516	DuPont Fabros Technology, Inc.	375,798
6,437	EastGroup Properties, Inc.	279,881
14,041	Education Realty Trust, Inc.	143,639
15,800	Endurance Specialty Holdings, Ltd.	604,350
11,332	Entertainment Properties Trust	495,322
10,850	Equity Lifestyle Properties, Inc.	723,587
45,350	Equity One, Inc.	770,043
69,288	Equity Residential	3,951,495
10,298	Essex Property Trust, Inc.	1,446,972
5,247	Excel Trust, Inc.	62,964
3,200	Experian plc	43,497
25,278	Extra Space Storage, Inc.	612,486
14,475	Federal Realty Investment Trust	1,313,606
21,527	FelCor Lodging Trust, Inc.[a]	65,657
232,400	Fifth Third Bancorp	2,956,128
10,632	First Industrial Realty Trust, Inc.[a]	108,765
8,303	First Potomac Realty Trust	108,354
15,481	Forest City Enterprises, Inc.[a]	182,985
81,055	General Growth Properties, Inc.	1,217,446
22,558	Glimcher Realty Trust	207,534
6,210	Goldman Sachs Group, Inc.	561,570
6,925	Government Properties Income Trust	156,159
4,854	Hannover Rueckversicherung AG	240,503
37,672	HCC Insurance Holdings, Inc.	1,035,980
77,353	HCP, Inc.	3,204,735
35,931	Health Care REIT, Inc.	1,959,317
11,651	Healthcare Realty Trust, Inc.	216,592
36,307	Hersha Hospitality Trust	177,178
14,637	Highwoods Properties, Inc.	434,280
10,364	Home Properties, Inc.	596,655
16,605	Hospitality Properties Trust	381,583
216,050	Host Hotels & Resorts, Inc.	3,191,059
172,600	Hudson City Bancorp, Inc.	1,078,750
1,679	Hudson Pacific Properties, Inc.	23,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (25.2%)	Value
Financials (5.1%) - continued
10,322	Inland Real Estate Corporation	$78,550
9,673	IntercontinentalExchange, Inc.[a]	1,166,080
15,508	Invesco Mortgage Capital, Inc.	217,887
159,919	J.P. Morgan Chase & Company	5,317,307
2,900	Julius Baer Group, Ltd.[a]	112,962
15,534	Kilroy Realty Corporation	591,379
79,176	Kimco Realty Corporation	1,285,818
12,800	Kinnevik Investment AB	248,785
14,327	Kite Realty Group Trust	64,615
58,790	KKR & Company, LP	754,276
18,389	LaSalle Hotel Properties	445,198
19,350	Lazard, Ltd.	505,229
13,101	Lexington Realty Trust	98,126
24,362	Liberty Property Trust	752,299
3,700	London Stock Exchange Group plc	45,505
3,337	LTC Properties, Inc.	102,980
13,200	M&T Bank Corporation	1,007,688
32,217	Macerich Company	1,630,180
18,887	Mack-Cali Realty Corporation	504,094
14,489	Medical Properties Trust, Inc.	143,006
7,488	Mid-America Apartment Communities, Inc.	468,374
3,697	MSCI, Inc.[a]	121,742
2,300	Muenchener Rueckversicherungs - Gesellschaft AG	281,829
28,500	NASDAQ OMX Group, Inc.[a]	698,535
18,356	National Retail Properties, Inc.	484,231
15,600	Northern Trust Corporation	618,696
134,705	Ocwen Financial Corporation[a]	1,950,528
17,808	Omega Healthcare Investors, Inc.	344,585
1,400	Pargesa Holding SA	91,450
200	Partners Group Holding AG	34,842
10,155	Pebblebrook Hotel Trust	194,773
4,124	Pennsylvania Real Estate Investment Trust	43,055
5,197	Piedmont Office Realty Trust, Inc.	88,557
5,199	Plum Creek Timber Company, Inc.	190,075
939,366	Popular, Inc.[a]	1,305,719
10,102	Post Properties, Inc.	441,659
25,542	Principal Financial Group, Inc.	628,333
24,550	Progressive Corporation	478,971
99,466	Prologis, Inc.	2,843,733
28,002	Prudential plc	277,063
3,933	PS Business Parks, Inc.	218,006
32,453	Public Storage, Inc.	4,363,630
9,961	Ramco-Gershenson Properties Trust	97,917
7,831	Rayonier, Inc. REIT	349,498
6,180	Realty Income Corporation	216,053
26,414	Regency Centers Corporation	993,695
66,340	Resolution, Ltd.	258,612
4,196	Retail Opportunity Investments Corporation	49,681
6,150	RLJ Lodging Trust	103,505
4,323	Sabra Healthcare REIT, Inc.	52,265
1,596	Saul Centers, Inc.	56,530
34,008	Senior Housing Property Trust	763,140
71,992	Simon Property Group, Inc.	9,282,648
53,000	Singapore Exchange, Ltd.	250,503
20,954	SL Green Realty Corporation	1,396,375
2,312	Sovran Self Storage, Inc.	98,653
3,059	Starwood Property Trust, Inc.	56,622
23,250	State Street Corporation	937,208
76,300	Stockland	249,253
19,162	Strategic Hotel Capital, Inc.[a]	102,900
10,200	Sumitomo Mitsui Financial Group, Inc.	282,874
8,551	Summit Hotel Properties, Inc.	80,721
1,430	Sun Communities, Inc.	52,238
25,579	Sunstone Hotel Investors, Inc.[a]	208,469
14,790	SVB Financial Group[a]	705,335
10,400	Svenska Handelsbanken AB	272,536
23,780	Tanger Factory Outlet Centers, Inc.	697,230
13,839	Taubman Centers, Inc.	859,402
32,795	TD Ameritrade Holding Corporation	513,242
71,496	Texas Capital Bancshares, Inc.[a]	2,188,493
2,300	Tryg A/S	127,406
38,429	Two Harbors Investment Corporation	355,084
18,650	U.S. Bancorp	504,482
39,104	UDR, Inc.	981,510
22,000	United Overseas Land, Ltd.	67,764
56,760	Unum Group	1,195,933
8,280	Vanguard REIT ETF	480,240
57,033	Ventas, Inc.	3,144,229
40,115	Vornado Realty Trust	3,083,239
36,096	W.R. Berkley Corporation	1,241,341
7,848	Washington Real Estate Investment Trust	214,643
22,123	Weingarten Realty Investors	482,724
216,834	Wells Fargo & Company	5,975,945
33,500	Westfield Group	267,277
1,943	Winthrop Realty Trust	19,760
128,231	Zions Bancorporation	2,087,601
700	Zurich Financial Services AGa	157,715

	Total Financials	135,900,085

Health Care (2.9%)
19,525	Alexion Pharmaceuticals, Inc.[a]	1,396,037
105,000	Align Technology, Inc.[a]	2,491,125
24,340	AmerisourceBergen Corporation	905,205
97,887	Amgen, Inc.	6,285,324
7,900	AstraZeneca plc	364,925
110,437	Baxter International, Inc.	5,464,423
5,800	BioMarin Pharmaceutical, Inc.[a]	199,404
92,610	Bristol-Myers Squibb Company	3,263,576
8,487	C.R. Bard, Inc.	725,639
18,362	CIGNA Corporation	771,204
44,130	Covance, Inc.[a]	2,017,624
19,198	Coventry Health Care, Inc.[a]	583,043
23,330	Covidien plc	1,050,083
8,500	CSL, Ltd.	277,126
156,800	Eli Lilly and Company	6,516,608
60,200	Gilead Sciences, Inc.[a]	2,463,986
86,841	Health Net, Inc.[a]	2,641,703
16,540	Johnson & Johnson	1,084,693
70,793	McKesson Corporation	5,515,483
36,100	Medtronic, Inc.	1,380,825
42,860	Merck & Company, Inc.	1,615,822
2,050	Mettler-Toledo International, Inc.[a]	302,805
300,394	Mylan, Inc.[a]	6,446,455
1,400	Novartis AG	79,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (25.2%)	Value
Health Care (2.9%) - continued
400	Novo Nordisk AS	$45,953
7,089	Onyx Pharmaceuticals, Inc.[a]	311,562
239,147	Pfizer, Inc.	5,175,141
77,238	PSS World Medical, Inc.[a]	1,868,387
700	Roche Holding AG	118,383
14,862	SXC Health Solutions Corporation[a]	839,406
23,400	Thoratec Corporation[a]	785,304
53,867	United Therapeutics Corporation[a]	2,545,216
199,728	UnitedHealth Group, Inc.	10,122,215
8,254	Varian Medical Systems, Inc.[a]	554,091
7,200	Waters Corporation[a]	533,160
19,344	Watson Pharmaceuticals, Inc.[a]	1,167,217
9,123	Zimmer Holdings, Inc.[a]	487,351

	Total Health Care	78,396,434

Industrials (2.7%)
32,200	3M Company	2,631,706
23	A P Moller - Maersk AS	151,287
16,400	Abertis Infraestructuras SA	260,607
23,000	All Nippon Airways Company, Ltd.	64,267
8,813	AMETEK, Inc.	371,027
32,939	BE Aerospace, Inc.[a]	1,275,069
66,481	Boeing Company	4,876,381
8,200	Bouygues SA	257,878
25,108	Caterpillar, Inc.	2,274,785
32	Central Japan Railway Company	270,057
45,089	Chicago Bridge and Iron Company	1,704,364
15,100	Cobham plc	42,997
132,384	CSX Corporation	2,788,007
19,900	Cummins, Inc.	1,751,598
73,094	Deluxe Corporation	1,663,619
3,300	Deutsche Lufthansa AG	39,249
4,700	East Japan Railway Company	299,570
2,400	Eiffage SA	57,821
70,614	EMCOR Group, Inc.	1,893,161
13,337	Expeditors International of Washington, Inc.	546,283
6,236	Flowserve Corporation	619,360
15,200	Fluor Corporation	763,800
70,591	FTI Consulting, Inc.[a]	2,994,470
51,500	GATX Corporation	2,248,490
120,260	General Electric Company	2,153,857
57,781	Honeywell International, Inc.	3,140,397
13,000	Jacobs Engineering Group, Inc.[a]	527,540
26,006	JB Hunt Transport Services, Inc.	1,172,090
19,856	Kansas City Southern[a]	1,350,407
2,800	Koninklijke Boskalis Westminster NV	102,548
26,600	L-3 Communications Holdings, Inc.	1,773,688
271,504	Manitowoc Company, Inc.	2,495,122
10,500	Manpower, Inc.	375,375
30,466	Oshkosh Corporation[a]	651,363
46,232	Parker Hannifin Corporation	3,525,190
19,515	Pentair, Inc.	649,654
39,800	PostNL NV	126,271
30,796	Precision Castparts Corporation	5,074,873
18,900	Republic Services, Inc.	520,695
14,732	Roper Industries, Inc.	1,279,769
51,800	Ryanair Holdings plc[a]	242,274
77,043	Shaw Group, Inc.[a]	2,072,457
36,517	SPX Corporation	2,200,880
9,053	Stericycle, Inc.[a]	705,410
23,074	Teledyne Technologies, Inc.[a]	1,265,609
25,090	Textron, Inc.	463,914
15,900	Tyco International, Ltd.	742,689
44,517	Union Pacific Corporation	4,716,131
58,857	United Technologies Corporation	4,301,858
6,000	WESCO International, Inc.[a]	318,060
1,000	West Japan Railway Company	43,451
59,000	Yangzijiang Shipbuilding Holdings, Ltd.	41,288

	Total Industrials	71,878,713

Information Technology (5.4%)
47,200	ADTRAN, Inc.	1,423,552
129,622	Akamai Technologies, Inc.[a]	4,184,198
12,500	Alliance Data Systems Corporation[a]	1,298,000
6,192	Altera Corporation	229,723
17,764	ANSYS, Inc.[a]	1,017,522
52,378	Apple, Inc.[a]	21,213,090
259,902	Atmel Corporation[a]	2,105,206
14,702	Baidu.com, Inc. ADR[a]	1,712,342
110,044	Broadcom Corporation[a]	3,230,892
3,000	Cap Gemini SA	93,264
74,520	Cisco Systems, Inc.	1,347,322
75,085	Cognizant Technology Solutions Corporation[a]	4,828,716
5,000	Computershare, Ltd.	40,870
134,025	eBay, Inc.[a]	4,064,978
51,328	Electronic Arts, Inc.[a]	1,057,357
205,177	EMC Corporation[a]	4,419,513
40,775	F5 Networks, Inc.[a]	4,327,043
19,301	Fortinet, Inc.[a]	420,955
14,973	Google, Inc.[a]	9,671,061
159,000	Intel Corporation	3,855,750
7,001	International Business Machines Corporation	1,287,344
16,667	Itron, Inc.[a]	596,179
18,017	Ixia[a]	189,359
30,827	Juniper Networks, Inc.[a]	629,179
42,900	KLA-Tencor Corporation	2,069,925
18,193	Lam Research Corporation[a]	673,505
66,359	Marvell Technology Group, Ltd.[a]	919,072
10,676	Mercadolibre, Inc.	849,169
394,375	Microsoft Corporation	10,237,975
176,152	Monster Worldwide, Inc.[a]	1,396,885
51,769	NetApp, Inc.[a]	1,877,662
9,651	Nice Systems, Ltd. ADR[a]	332,477
48,600	Nokia Oyj	234,270
28	NTT Data Corporation	89,158
49,791	Nuance Communications, Inc.[a]	1,252,741
122,169	NVIDIA Corporation[a]	1,693,262
370,849	Oracle Corporation	9,512,277
58,504	Plantronics, Inc.	2,085,082
63,441	Plexus Corporation[a]	1,737,015
129,511	QUALCOMM, Inc.	7,084,252
84,054	Quest Software, Inc.[a]	1,563,404
16,427	Red Hat, Inc.[a]	678,271

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (25.2%)	Value
Information Technology (5.4%) - continued
27,344	Salesforce.com, Inc.[a]	$2,774,322
30,746	SuccessFactors, Inc.[a]	1,225,843
42,873	Symantec Corporation[a]	670,962
32,539	Teradata Corporation[a]	1,578,467
222,308	Teradyne, Inc.[a]	3,030,058
49,030	Texas Instruments, Inc.	1,427,263
121,453	TIBCO Software, Inc.[a]	2,903,941
32,485	ValueClick, Inc.[a]	529,181
93,499	VeriFone Systems, Inc.[a]	3,321,084
43,064	VMware, Inc.[a]	3,582,494
140,628	Xilinx, Inc.	4,508,534

	Total Information Technology	143,081,966

Materials (0.8%)
13,633	Albemarle Corporation	702,236
5,500	Amcor, Ltd.	40,489
4,300	Bayer AG	274,594
11,800	BHP Billiton plc	344,987
5,900	BHP Billiton, Ltd.	208,263
23,187	Celanese Corporation	1,026,489
18,974	E.I. du Pont de Nemours and Company	868,630
7,533	FMC Corporation	648,139
264,203	Freeport-McMoRan Copper & Gold, Inc.	9,720,028
200	Geberit AGa	38,444
6,700	Metso Corporation	247,435
10,633	Newmont Mining Corporation	638,086
25,493	Pan American Silver Corporation	556,002
3,103	Rio Tinto plc	151,574
8,946	Sigma-Aldrich Corporation	558,767
18,110	Silgan Holdings, Inc.	699,771
19,002	Silver Wheaton Corporation	550,298
51,520	Steel Dynamics, Inc.	677,488
400	Syngenta AGa	117,540
2,100	Wacker Chemie AG	168,672
29,986	Walter Energy, Inc.	1,815,952
3,226	Yara International ASA	128,780

	Total Materials	20,182,664

Telecommunications Services (0.2%)
5,300	Deutsche Telekom AG	60,791
24,069	Inmarsat plc	150,739
6,700	Koninklijke (Royal) KPN NV	79,973
4,600	Nippon Telegraph & Telephone Corporation	234,186
104	NTT DoCoMo, Inc.	190,946
11,316	SBA Communications Corporation[a]	486,135
21,400	Telekom Austria AG	255,997
8,807	Telenor ASA	144,115
61,700	Telstra Corporation, Ltd.	209,844
51,883	TW Telecom, Inc.[a]	1,005,493
83,409	Verizon Communications, Inc.	3,346,369

	Total Telecommunications Services	6,164,588

Utilities (0.4%)
34,200	CMS Energy Corporation	755,136
22,400	Electricidade de Portugal SA	69,174
36,880	Exelon Corporation	1,599,486
9,200	Hokuriku Electric Power Company	171,816
52,770	NiSource, Inc.	1,256,454
46,369	NV Energy, Inc.	758,133
104,000	PNM Resources, Inc.	1,895,920
6,900	Shikoku Electric Power Company	197,946
46,818	Southwest Gas Corporation	1,989,297
18,500	The Kansai Electric Power Company, Inc.	284,181
9,600	Tohoku Electric Power Company, Inc.	92,232
34,200	Tokyo Electric Power Company, Inc.[a]	82,074
22,234	UGI Corporation	653,680

	Total Utilities	9,805,529

	Total Common Stock (cost $652,243,469)	669,638,872

Principal Amount	Long-Term Fixed Income (11.3%)
Asset-Backed Securities (0.3%)
	Citigroup Mortgage Loan Trust, Inc.
1,688,188	0.444%, 8/25/2036[b]	1,260,610
	GSAMP Trust
1,427,114	0.474%, 2/25/2036[b]	1,111,610
	J.P. Morgan Mortgage Acquisition Corporation
3,800,000	5.461%, 10/25/2036	2,903,827
	Morgan Stanley Capital, Inc.
1,472,557	0.444%, 2/25/2037[b]	822,329
	Renaissance Home Equity Loan Trust
1,803,349	5.746%, 5/25/2036	814,782
2,800,000	6.011%, 5/25/2036	1,096,489
1,320,362	5.580%, 11/25/2036	743,645

	Total Asset-Backed Securities	8,753,292

Basic Materials (0.2%)
	ArcelorMittal
1,350,000	7.000%, 10/15/2039	1,254,574
	Arch Coal, Inc.
540,000	7.000%, 6/15/2019[c]	550,800
	Dow Chemical Company
1,350,000	4.250%, 11/15/2020	1,403,242
	FMG Resources Property, Ltd.
540,000	7.000%, 11/1/2015[c]	545,400
	Novelis, Inc.
540,000	8.375%, 12/15/2017	573,750

	Total Basic Materials	4,327,766

Capital Goods (0.1%)
	Bombardier, Inc.
540,000	7.750%, 3/15/2020[c]	588,600
	Case New Holland, Inc.
550,000	7.875%, 12/1/2017	621,500
	Danaher Corporation
540,000	0.817%, 6/21/2013[b]	540,787

	Total Capital Goods	1,750,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (11.3%)	Value
Collateralized Mortgage Obligations (0.4%)
	Citigroup Mortgage Loan Trust, Inc.
$724,917	5.500%, 11/25/2035	$612,609
	CitiMortgage Alternative Loan Trust
2,537,019	5.750%, 4/25/2037	1,651,092
	Countrywide Alternative Loan Trust
499,991	6.000%, 1/25/2037	328,413
2,310,247	5.500%, 5/25/2037	1,572,045
2,002,580	7.000%, 10/25/2037	1,144,280
	Countrywide Home Loans, Inc.
1,339,734	5.750%, 4/25/2037	1,119,453
	Deutsche Alt-A Securities, Inc.
465,950	5.500%, 10/25/2021	445,573
874,342	6.000%, 10/25/2021	767,931
	HomeBanc Mortgage Trust
3,079,226	2.221%, 4/25/2037	1,644,276
	J.P. Morgan Mortgage Trust
217,930	2.772%, 10/25/2036	158,877
	MASTR Alternative Loans Trust
561,198	6.500%, 7/25/2034	586,638
	Merrill Lynch Alternative Note Asset Trust
572,466	6.000%, 3/25/2037	403,894
	Sequoia Mortgage Trust
794,759	5.352%, 9/20/2046	240,487
	WaMu Mortgage Pass Through Certificates
391,524	5.836%, 9/25/2036	262,740
778,704	5.933%, 10/25/2036	533,042
2,935,788	2.312%, 11/25/2036	2,084,953

	Total Collateralized Mortgage Obligations	13,556,303

Commercial Mortgage-Backed Securities (1.0%)
	Banc of America Commercial Mortgage, Inc.
2,800,000	5.633%, 4/10/2049	2,992,548
3,675,000	5.622%, 6/10/2049	3,940,688
	Bear Stearns Commercial Mortgage Securities, Inc.
1,710,000	5.331%, 2/11/2044	1,800,668
	Citigroup/Deutsche Bank Commercial Mortgage
3,900,000	5.322%, 12/11/2049	4,136,547
	Credit Suisse First Boston Mortgage Securities
2,800,000	5.542%, 1/15/2049	2,964,018
	Credit Suisse Mortgage Capital Certificates
3,350,000	5.509%, 9/15/2039	3,134,598
	Government National Mortgage Association
408,473	2.164%, 3/16/2033	414,066
363,688	3.214%, 1/16/2040	378,734
	Greenwich Capital Commercial Funding Corporation
1,750,000	5.867%, 12/10/2049	1,552,267
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,300,000	5.740%, 2/12/2049	1,233,172
	Morgan Stanley Capital, Inc.
900,000	5.406%, 3/15/2044	838,615
	Wachovia Bank Commercial Mortgage Trust
2,100,000	5.603%, 10/15/2048	2,020,074

	Total Commercial Mortgage- Backed Securities	25,405,995

Communications Services (0.3%)
	Cablevision Systems Corporation
540,000	8.625%, 9/15/2017	598,050
	CBS Corporation
675,000	7.875%, 7/30/2030	858,733
675,000	5.900%, 10/15/2040	757,736
	CCO Holdings, LLC
530,000	7.000%, 1/15/2019	552,525
	Clear Channel Worldwide Holdings, Inc.
540,000	9.250%, 12/15/2017	583,200
	Cox Communications, Inc.
1,350,000	6.950%, 6/1/2038[c]	1,541,593
	EH Holding Corporation
540,000	6.500%, 6/15/2019[c]	562,950
	Intelsat Jackson Holdings SA
540,000	7.250%, 4/1/2019[c]	548,100
	NII Capital Corporation
580,000	7.625%, 4/1/2021	575,650
	Sprint Nextel Corporation
540,000	9.000%, 11/15/2018[c]	567,000
	UPCB Finance V, Ltd.
540,000	7.250%, 11/15/2021[c]	546,750

	Total Communications Services	7,692,287

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
530,000	8.000%, 6/15/2019[c]	484,950
	Home Depot, Inc.
1,350,000	5.875%, 12/16/2036	1,694,091
	Lennar Corporation
540,000	12.250%, 6/1/2017	642,600
	MGM Resorts International
450,000	11.125%, 11/15/2017	513,000
	Rite Aid Corporation
540,000	7.500%, 3/1/2017	539,325
	Starwood Hotels & Resorts Worldwide, Inc.
540,000	6.750%, 5/15/2018	610,200
	Toys R Us Property Company II, LLC
540,000	8.500%, 12/1/2017	558,900
	West Corporation
300,000	7.875%, 1/15/2019	297,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (11.3%)	Value
Consumer Cyclical (0.2%) - continued
	WMG Acquisition Corporation
$540,000	11.500%, 10/1/2018[c]	$535,950

	Total Consumer Cyclical	5,876,766

Consumer Non-Cyclical (0.5%)
	Altria Group, Inc.
1,350,000	9.950%, 11/10/2038	2,053,326
	Anheuser-Busch Companies, Inc.
675,000	6.450%, 9/1/2037	903,784
	Anheuser-Busch InBev Worldwide, Inc.
945,000	0.761%, 7/14/2014[b]	940,445
675,000	8.200%, 1/15/2039	1,064,186
	Community Health Systems, Inc.
545,000	8.875%, 7/15/2015	562,712
	HCA, Inc.
550,000	7.500%, 2/15/2022	562,375
	JBS USA, LLC/JBS USA Finance, Inc.
450,000	11.625%, 5/1/2014	510,188
	Kinetic Concepts, Inc./KCI USA, Inc.
540,000	10.500%, 11/1/2018[c]	529,200
	Kraft Foods, Inc.
675,000	5.375%, 2/10/2020	778,849
675,000	7.000%, 8/11/2037	901,764
	Reynolds Group Issuer, Inc.
550,000	6.875%, 2/15/2021[c]	547,250
	Tenet Healthcare Corporation
550,000	8.875%, 7/1/2019	617,375
	UnitedHealth Group, Inc.
675,000	6.875%, 2/15/2038	905,218
675,000	5.700%, 10/15/2040	808,151
	Valeant Pharmaceuticals International
540,000	6.875%, 12/1/2018[c]	538,650

	Total Consumer Non-Cyclical	12,223,473

Energy (0.2%)
	Chesapeake Energy Corporation
500,000	9.500%, 2/15/2015	572,500
	Denbury Resources, Inc.
550,000	6.375%, 8/15/2021	574,750
	Harvest Operations Corporation
540,000	6.875%, 10/1/2017[c]	558,900
	Linn Energy, LLC
540,000	7.750%, 2/1/2021	561,600
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
540,000	6.500%, 8/15/2021	562,275
	Weatherford International, Ltd.
1,345,000	6.750%, 9/15/2040	1,525,741

	Total Energy	4,355,766

Financials (0.7%)
	Achmea Hypotheekbank NV
283,000	3.200%, 11/3/2014[c]	296,993
	Ally Financial, Inc.
540,000	8.000%, 3/15/2020	553,500
	AXA SA
1,350,000	6.379%, 12/29/2049[c,d]	877,500
	Bank of Nova Scotia
450,000	1.450%, 7/26/2013[c]	455,210
	BBVA International Preferred SA Unipersonal
675,000	5.919%, 12/29/2049[d]	446,871
	Canadian Imperial Bank of Commerce
465,000	2.600%, 7/2/2015[c]	480,927
	Cie de Financement Foncier
450,000	2.250%, 3/7/2014[c]	442,347
	CIT Group, Inc.
540,000	7.000%, 5/1/2017	540,000
	Dexia Credit Local SA
450,000	2.750%, 4/29/2014[c]	408,910
	General Electric Capital Corporation
1,350,000	6.750%, 3/15/2032	1,580,770
	HCP, Inc.
1,350,000	6.750%, 2/1/2041	1,526,190
	Health Care REIT, Inc.
540,000	6.500%, 3/15/2041	541,059
	Icahn Enterprises, LP
630,000	8.000%, 1/15/2018	655,200
	International Bank for Reconstruction & Development
465,000	2.375%, 5/26/2015	490,573
	International Lease Finance Corporation
540,000	5.750%, 5/15/2016	500,873
	MetLife Capital Trust IV
1,350,000	7.875%, 12/15/2037[c]	1,400,625
	Prudential Financial, Inc.
1,350,000	6.200%, 11/15/2040	1,412,647
	QBE Capital Funding III, Ltd.
1,350,000	7.250%, 5/24/2041[c]	1,188,726
	Reinsurance Group of America, Inc.
675,000	6.750%, 12/15/2065	585,172
	Royal Bank of Canada
400,000	3.125%, 4/14/2015[c]	419,688
	Toronto-Dominion Bank
465,000	2.200%, 7/29/2015[c]	476,139
	XL Group plc
1,350,000	6.250%, 5/15/2027	1,368,000
675,000	6.500%, 12/29/2049[d]	528,187
	XLIT, Ltd.
675	3.526%, 10/29/2049[b,e]	469,336

	Total Financials	17,645,443

Foreign Government (<0.1%)
	Bank Nederlandse Gemeenten
660,000	4.375%, 2/16/2021[c]	703,501
	Kommunalbanken AS
450,000	2.750%, 5/5/2015[c]	466,949
	Kreditanstalt fuer Wiederaufbau
205,000	0.295%, 6/17/2013[b]	204,903

	Total Foreign Government	1,375,353

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (11.3%)	Value
Mortgage-Backed Securities (4.7%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
$33,300,000	3.000%, 1/1/2027[f]	$34,387,445
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
54,187,500	4.000%, 1/1/2042[f]	56,922,289
17,400,000	4.500%, 1/1/2042[f]	18,514,696
9,281,250	5.000%, 1/1/2042[f]	10,026,655
4,031,250	6.000%, 1/1/2042[f]	4,438,785

	Total Mortgage-Backed Securities	124,289,870

Technology (<0.1%)
	Seagate HDD Cayman
540,000	7.750%, 12/15/2018[c]	574,425

	Total Technology	574,425

Transportation (<0.1%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
540,000	8.250%, 1/15/2019	535,950

	Total Transportation	535,950

U.S. Government and Agencies (2.6%)
	FDIC Structured Sale Guaranteed Notes
185,000	Zero Coupon, 1/7/2012[c]	184,967
185,000	Zero Coupon, 1/7/2014[c]	181,513
	Federal Agricultural Mortgage Corporation
465,000	2.125%, 9/15/2015	481,440
	Federal Home Loan Banks
2,750,000	5.000%, 11/17/2017	3,300,275
	Federal Home Loan Mortgage Corporation
2,830,000	0.750%, 3/28/2013	2,845,769
920,000	2.500%, 1/7/2014	957,808
1,400,000	4.875%, 6/13/2018	1,686,889
	Federal National Mortgage Association
1,725,000	1.250%, 2/27/2014	1,749,940
735,000	4.375%, 10/15/2015	830,542
1,870,000	1.375%, 11/15/2016	1,886,516
505,000	6.250%, 5/15/2029	710,973
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	497,839
	U.S. Treasury Bonds
5,000,000	6.500%, 11/15/2026	7,585,940
755,000	4.375%, 5/15/2041	983,742
	U.S. Treasury Bonds, TIPS
136,193	2.125%, 2/15/2040	182,765
	U.S. Treasury Notes
4,315,000	0.750%, 6/15/2014	4,361,856
9,000,000	2.500%, 4/30/2015	9,604,692
1,035,000	2.000%, 1/31/2016	1,091,925
1,390,000	2.625%, 2/29/2016	1,502,504
3,350,000	3.250%, 3/31/2017	3,750,955
7,000,000	1.500%, 8/31/2018	7,102,263
8,210,000	3.125%, 5/15/2021	9,166,974
950,000	7.625%, 2/15/2025	1,536,031
2,250,000	4.375%, 5/15/2040	2,922,889
	U.S. Treasury Notes, TIPS
624,863	3.375%, 1/15/2012	625,058
821,065	2.000%, 1/15/2014	869,495
616,652	1.625%, 1/15/2015	665,069
689,614	0.500%, 4/15/2015	721,563
553,959	0.125%, 4/15/2016	577,502
732,002	2.625%, 7/15/2017	871,368
569,316	1.125%, 1/15/2021	634,920
162,172	2.375%, 1/15/2025	206,186

	Total U.S. Government and Agencies	70,278,168

Utilities (0.1%)
	AES Corporation
550,000	7.375%, 7/1/2021[c]	592,625
	Dominion Resources, Inc.
675,000	2.879%, 9/30/2066[b]	567,250
	Energy Transfer Partners, LP
375,000	6.625%, 10/15/2036	394,312
675,000	7.500%, 7/1/2038	770,663
	Southern Union Company
1,350,000	3.447%, 11/1/2066[b]	1,258,875

	Total Utilities	3,583,725

	Total Long-Term Fixed Income (cost $297,874,185)	302,225,469

	Short-Term Investments (9.8%)[g]
	Federal Home Loan Bank Discount Notes
5,000,000	0.020%, 1/4/2012[h]	4,999,992
20,000,000	0.020%, 1/6/2012[h]	19,999,944
31,000,000	0.015%, 1/20/2012[h]	30,999,755
4,000,000	0.030%, 2/3/2012[h]	3,999,890
10,000,000	0.030%, 2/8/2012[h]	9,999,815
6,000,000	0.020%, 2/10/2012[h]	5,999,867
25,000,000	0.005%, 2/15/2012[h]	24,999,844
15,000,000	0.010%, 2/17/2012[h]	14,999,804
13,000,000	0.032%, 2/22/2012[h]	12,999,717
25,000,000	0.015%, 3/2/2012[h]	24,999,407
20,000,000	0.015%, 3/7/2012[h]	19,999,450
	Federal Home Loan Mortgage Corporation Discount Notes
6,000,000	0.030%, 1/3/2012[h]	5,999,990
6,000,000	0.010%, 2/17/2012[h,i]	5,999,961
3,000,000	0.015%, 3/5/2012[h]	2,999,920
27,900,000	0.015%, 3/7/2012[h]	27,899,233
	Federal National Mortgage Association Discount Notes
5,000,000	0.010%, 1/9/2012[h]	4,999,989
18,400,000	0.105%, 2/22/2012[h,j]	18,397,255
	Straight-A Funding, LLC
8,000,000	0.190%, 2/9/2012[c,h]	7,998,353
5,000,000	0.190%, 2/21/2012[c,h]	4,998,654

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Short-Term Investments (9.8%)[g]	Value
	U.S. Treasury Bills
6,000,000	0.045%, 2/9/2012[j]	$5,999,709

	Total Short-Term Investments (at amortized cost)	259,290,549

	Total Investments (cost $2,924,067,468) 103.3%	$2,746,212,438

	Other Assets and Liabilities, Net (3.3%)	(86,611,158)

	Total Net Assets 100.0%	$2,659,601,280

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $30,794,145 or 1.2% of total net assets.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	This security is displayed in shares.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
i	At December 31, 2011, $1,429,991 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
j	At December 31, 2011, $23,797,053 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security. ETF - Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$70,399,720
Gross unrealized depreciation	(251,340,114)

Net unrealized appreciation (depreciation)	$(180,940,394)

Cost for federal income tax purposes	$2,927,152,832

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Moderately Aggressive Allocation Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,121,766,826	1,121,766,826	—	—
Fixed Income Mutual Funds	393,290,722	393,290,722	—	—
Common Stock
Consumer Discretionary	76,664,100	73,958,350	2,705,750	—
Consumer Staples	64,614,079	63,396,612	1,217,467	—
Energy	62,950,714	60,279,978	2,670,736	—
Financials	135,900,085	131,866,460	4,033,625	—
Health Care	78,396,434	77,510,117	886,317	—
Industrials	71,878,713	69,879,148	1,999,565	—
Information Technology	143,081,966	142,624,404	457,562	—
Materials	20,182,664	18,461,886	1,720,778	—
Telecommunications Services	6,164,588	4,837,997	1,326,591	—
Utilities	9,805,529	8,908,106	897,423	—
Long-Term Fixed Income
Asset-Backed Securities	8,753,292	—	8,753,292	—
Basic Materials	4,327,766	—	4,327,766	—
Capital Goods	1,750,887	—	1,750,887	—
Collateralized Mortgage Obligations	13,556,303	—	13,556,303	—
Commercial Mortgage-Backed Securities	25,405,995	—	25,405,995	—
Communications Services	7,692,287	—	7,692,287	—
Consumer Cyclical	5,876,766	—	5,876,766	—
Consumer Non-Cyclical	12,223,473	—	12,223,473	—
Energy	4,355,766	—	4,355,766	—
Financials	17,645,443	—	17,645,443	—
Foreign Government	1,375,353	—	1,375,353	—
Mortgage-Backed Securities	124,289,870	—	124,289,870	—
Technology	574,425	—	574,425	—
Transportation	535,950	—	535,950	—
U.S. Government and Agencies	70,278,168	—	70,278,168	—
Utilities	3,583,725	—	3,583,725	—
Short-Term Investments	259,290,549	—	259,290,549	—

Total	$2,746,212,438	$2,166,780,606	$579,431,832	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	4,806,286	4,806,286	—	—
Credit Default Swaps	153,504	—	153,504	—

Total Asset Derivatives	$4,959,790	$4,806,286	$153,504	$—

Liability Derivatives
Futures Contracts	2,617,835	2,617,835	—	—

Total Liability Derivatives	$2,617,835	$2,617,835	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Note Futures	(110)	March 2012	($24,251,227)	($24,260,157)	($8,930)
10-Yr. U.S. Treasury Note Futures	(155)	March 2012	(20,003,004)	(20,324,375)	(321,371)
MSCI EAFE Index Mini-Futures	59	March 2012	4,119,484	4,157,730	38,246
Russell 2000 Index Mini-Futures	(1,257)	March 2012	(91,716,251)	(92,867,160)	(1,150,909)
S&P 400 Index Mini-Futures	(1,234)	March 2012	(107,122,195)	(108,258,820)	(1,136,625)
S&P 500 Index Futures	818	March 2012	251,388,660	256,156,700	4,768,040
Total Futures Contracts					$2,188,451

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 17, 5 Year, at 5.00%; Bank of America	Sell	12/20/2016	$9,310,000	$695,258	($654,123)	$41,135
CDX HY, Series 17, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Sell	12/20/2016	6,860,000	594,355	(481,986)	112,369
Total Credit Default Swaps					($1,136,109)	$153,504

1	As the buyer of protection, Moderately Aggressive Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderately Aggressive Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,806,286
Total Equity Contracts		4,806,286
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	153,504
Total Credit Contracts		153,504

Total Asset Derivatives		$4,959,790

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	330,301
Total Interest Rate Contracts		330,301
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,287,534
Total Equity Contracts		2,287,534

Total Liability Derivatives		$2,617,835

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	10,633,745
Total Equity Contracts		10,633,745
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(255,676)
Total Foreign Exchange Contracts		(255,676)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	2,031
Futures	Net realized gains/(losses) on Futures contracts	(5,200,525)
Total Interest Rate Contracts		(5,198,494)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	1,654,393
Total Credit Contracts		1,654,393

Total		$6,833,968

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(330,301)
Total Interest Rate Contracts		(330,301)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,073,668
Total Equity Contracts		2,073,668
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	153,504
Total Credit Contracts		153,504

Total		$1,896,871

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$512,154,123	19.4%	N/A	N/A	N/A	N/A
Interest Rate Contracts	67,565,627	2.6	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$975,357	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$21,987,461	0.8%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Real Estate Securities	$75,400,485	$—	$72,575,191	—	$—	$—
Partner Small Cap Growth	65,317,912	—	—	5,056,075	62,803,020	—
Partner Small Cap Value	65,377,232	140,257	—	3,436,858	64,077,118	140,257
Small Cap Stock	57,345,023	—	—	4,528,335	54,297,906	—
Mid Cap Growth II	66,948,352	2,496,613	66,832,296	—	—	69,092
Partner Mid Cap Value	82,249,173	178,319	—	6,158,169	77,040,544	178,318
Mid Cap Stock	172,344,241	78,604	—	14,071,209	161,523,408	78,604
Partner Worldwide Allocation	144,480,301	16,621,055	—	18,437,323	136,290,534	3,064,604
Partner International Stock	207,790,968	76,343	—	19,477,076	178,908,630	76,343
Large Cap Growth II	155,203,606	3,146,799	141,648,360	—	—	221,775
Large Cap Value	197,661,302	44,473	—	18,430,656	191,568,241	44,473
Large Cap Stock	184,085,048	21,757	—	21,658,100	175,660,184	21,757
Equity Income Plus	20,090,748	56,284	—	2,223,952	19,597,241	56,284
High Yield	103,387,730	18,110,013	13,195,337	22,545,368	105,113,270	8,017,337
Income	172,852,335	22,670,389	14,151,897	18,204,967	183,615,301	8,397,678
Limited Maturity Bond	94,786,105	12,404,204	1,229,655	10,810,810	104,562,151	2,248,678
Total Value and Income Earned	1,865,320,561				1,515,057,548	22,615,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Mutual Funds (61.6%)	Value
Equity Mutual Funds (29.1%)
4,491,902	Thrivent Partner Small Cap Growth Portfolio[a]	$55,795,259
4,235,223	Thrivent Partner Small Cap Value Portfolio	78,961,913
3,596,908	Thrivent Small Cap Stock Portfolio[a]	43,129,445
5,853,149	Thrivent Partner Mid Cap Value Portfolio	73,224,646
11,623,612	Thrivent Mid Cap Stock Portfolio	133,427,441
27,446,563	Thrivent Partner Worldwide Allocation Portfolio	202,887,736
17,546,838	Thrivent Partner International Stock Portfolio	161,178,231
25,642,869	Thrivent Large Cap Value Portfolio	266,531,978
20,069,137	Thrivent Large Cap Stock Portfolio	162,772,741
2,930,787	Thrivent Equity Income Plus Portfolio	25,825,801

	Total Equity Mutual Funds	1,203,735,191

Fixed Income Mutual Funds (32.5%)
35,222,521	Thrivent High Yield Portfolio	164,217,962
59,317,844	Thrivent Income Portfolio	598,279,774
59,808,619	Thrivent Limited Maturity Bond Portfolio	578,468,960

	Total Fixed Income Mutual Funds	1,340,966,696

	Total Mutual Funds (cost $2,738,177,009)	2,544,701,887

	Common Stock (17.5%)
Consumer Discretionary (1.9%)
4,989	Abercrombie & Fitch Company	243,663
58,792	Amazon.com, Inc.[a]	10,176,895
13,080	Autoliv, Inc.	699,649
1,600	Bayerische Motoren Werke AG	75,536
5,000	Benesse Holdings, Inc.	241,709
54,600	Big Lots, Inc.[a]	2,061,696
21,152	British Sky Broadcasting Group plc	240,658
27,888	Buffalo Wild Wings, Inc.[a]	1,882,719
18,050	CBS Corporation	489,877
12,400	Charter Communications, Inc.[a]	706,056
106,300	Coach, Inc.	6,488,552
297,394	Comcast Corporation	7,051,212
84,000	ComfortDelGro Corporation, Ltd	91,648
5,000	Daihatsu Motor Company, Ltd.	88,914
2,600	Daito Trust Construction Company, Ltd.	222,629
4,612	Darden Restaurants, Inc.	210,215
103,734	Discovery Communications, Inc.[a]	4,249,982
18,090	Dollar Tree, Inc.[a]	1,503,460
4,300	FamilyMart Company, Ltd.	173,647
42,200	Fiat SPA	192,590
95,826	Foot Locker, Inc.	2,284,492
4,338	Gaylord Entertainment Company[a]	104,719
5,291	Gentex Corporation	156,561
23,390	Harley-Davidson, Inc.	909,169
171,100	Home Depot, Inc.	7,193,044
4,200	Kabel Deutschland Holding AGa	212,906
163,165	Las Vegas Sands Corporation[a]	6,972,040
4,100	Lawson, Inc.	255,452
42,000	Life Time Fitness, Inc.[a]	1,963,500
12,545	Limited Brands, Inc.	506,191
46,602	Macy’s, Inc.	1,499,652
6,475	Marriott International, Inc.	188,876
647	Marriott Vacations Worldwide Corporation[a]	11,103
34,000	McDonald’s Corporation	3,411,220
93,490	News Corporation	1,699,648
27,810	Omnicom Group, Inc.	1,239,770
5,333	O’Reilly Automotive, Inc.[a]	426,373
4,791	Panera Bread Company[a]	677,687
8,902	PetSmart, Inc.	456,584
192,872	Pier 1 Imports, Inc.[a]	2,686,707
3,000	Sankyo Company, Ltd.	151,672
10,000	SES Global SA	239,550
39,589	Signet Jewelers, Ltd.	1,740,332
11,637	Starwood Hotels & Resorts Worldwide, Inc.	558,227
33,590	Target Corporation	1,720,480
14,610	Time Warner Cable, Inc.	928,758
5,581	Tractor Supply Company	391,507
4,600	United Internet AG	81,990
2,180	USS Company, Ltd.	197,025
2,243	VF Corporation	284,839
27,561	Williams-Sonoma, Inc.	1,061,098
27,091	WMS Industries, Inc.[a]	555,907
2,699	Wyndham Worldwide Corporation	102,103

	Total Consumer Discretionary	77,960,489

Consumer Staples (1.7%)
278,502	Altria Group, Inc.	8,257,584
118,184	Anheuser-Busch InBev NV ADR	7,208,042
13,000	Autogrill SPA	126,363
4,500	British American Tobacco plc	213,486
86,445	British American Tobacco plc ADR	8,201,902
3,715	Clorox Company	247,270
135,550	Coca-Cola Company	9,484,433
127,500	ConAgra Foods, Inc.	3,366,000
69,496	Corn Products International, Inc.	3,654,795
23,520	CVS Caremark Corporation	959,146
23,920	Diageo plc ADR	2,091,086
5,800	Imperial Tobacco Group plc	219,479
6,100	Kao Corporation	166,445
19,900	Koninklijke (Royal) Ahold NV	267,448
66,222	Kraft Foods, Inc.	2,474,054
1,900	Nestle SA	109,105
113,670	Philip Morris International, Inc.	8,920,822
35,561	TreeHouse Foods, Inc.[a]	2,324,978
205,122	Wal-Mart Stores, Inc.	12,258,091
7,543	Whole Foods Market, Inc.	524,842

	Total Consumer Staples	71,075,371

Energy (1.6%)
38,513	Alpha Natural Resources, Inc.[a]	786,821
77,988	Apache Corporation	7,064,153
90,099	Arch Coal, Inc.	1,307,336
96,020	Baker Hughes, Inc.	4,670,413

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (17.5%)	Value
Energy (1.6%) - continued
3,200	Cameron International Corporation[a]	$157,408
26,860	Chevron Corporation	2,857,904
3,425	Concho Resources, Inc.[a]	321,094
39,060	ConocoPhillips	2,846,302
9,400	Eni SPA	193,792
198,110	ENSCO International plc ADR	9,295,321
20,070	EOG Resources, Inc.	1,977,096
64,500	Exxon Mobil Corporation	5,467,020
71,566	Helix Energy Solutions Group, Inc.[a]	1,130,743
118,700	Marathon Oil Corporation	3,474,349
12,583	National Oilwell Varco, Inc.	855,518
12,900	Neste Oil OYJ	129,729
11,300	Newfield Exploration Company[a]	426,349
9,760	Occidental Petroleum Corporation	914,512
33,844	Oil States International, Inc.[a]	2,584,666
146,732	Patriot Coal Corporation[a]	1,242,820
145,187	Peabody Energy Corporation	4,807,141
139,237	Petroleum Geo-Services ASA[a]	1,517,462
2,136	Range Resources Corporation	132,304
2,740	Royal Dutch Shell plc, Class A	100,531
10,600	Royal Dutch Shell plc, Class B	403,210
1,900	RWE AG	66,692
15,600	Southwestern Energy Company[a]	498,264
53,879	Swift Energy Company[a]	1,601,284
644,992	Weatherford International, Ltd.[a]	9,442,683
7,600	Woodside Petroleum, Ltd.	237,905

	Total Energy	66,510,822

Financials (4.0%)
16,496	Acadia Realty Trust	332,229
30,700	ACE, Ltd.	2,152,684
24,479	Affiliated Managers Group, Inc.[a]	2,348,760
22,696	Alexandria Real Estate Equities, Inc.	1,565,343
11,112	American Assets Trust, Inc.	227,907
27,065	American Campus Communities, Inc.	1,135,647
9,116	American Capital Agency Corporation	255,977
28,420	Aon Corporation	1,330,056
39,545	Apartment Investment & Management Company	905,976
2,971	Apollo Commercial Real Estate Finance, Inc.	39,009
27,041	Ashford Hospitality Trust, Inc.	216,328
9,700	Assicurazioni Generali SPA	145,599
11,474	Associated Estates Realty Corporation	183,010
7,400	ASX, Ltd.	230,990
14,500	Atlantia SPA	231,424
30,064	AvalonBay Communities, Inc.	3,926,358
56,900	Banco de Valencia SAa	45,133
43,165	BioMed Realty Trust, Inc.	780,423
47,459	Boston Properties, Inc.	4,726,916
43,675	Brandywine Realty Trust	414,913
21,902	BRE Properties, Inc.	1,105,613
4,940	Brookfield Asset Management, Inc.	135,751
31,843	Brookfield Office Properties, Inc.	498,025
26,228	Camden Property Trust	1,632,431
12,228	Campus Crest Communities, Inc.	123,014
61,024	CBL & Associates Properties, Inc.	958,077
6,883	CBRE Group, Inc.[a]	104,759
6,128	Chatham Lodging Trust	66,060
11,054	Chesapeake Lodging Trust	170,895
87,617	Citigroup, Inc.	2,305,203
10,091	CME Group, Inc.	2,458,874
12,967	Cogdell Spencer, Inc.	55,110
3,385	Cohen & Steers Quality Income Realty Fund, Inc.	28,671
21,706	Colonial Properties Trust	452,787
6,381	Colony Financial, Inc.	100,246
9,305	CommonWealth REIT	154,835
4,967	Coresite Realty Corporation	88,512
20,968	Corporate Office Properties Trust	445,780
3,976	CreXus Investment Corporation	41,271
21,525	CubeSmart	229,026
67,035	DCT Industrial Trust, Inc.	343,219
82,721	DDR Corporation	1,006,715
58,057	DiamondRock Hospitality Company	559,669
38,200	Digital Realty Trust, Inc.	2,546,794
96,429	Discover Financial Services	2,314,296
44,637	Douglas Emmett, Inc.	814,179
101,741	Duke Realty Corporation	1,225,979
20,460	DuPont Fabros Technology, Inc.	495,541
8,487	EastGroup Properties, Inc.	369,015
18,515	Education Realty Trust, Inc.	189,408
14,200	Endurance Specialty Holdings, Ltd.	543,150
14,943	Entertainment Properties Trust	653,159
14,307	Equity Lifestyle Properties, Inc.	954,134
44,673	Equity One, Inc.	758,548
91,364	Equity Residential	5,210,489
13,580	Essex Property Trust, Inc.	1,908,126
6,919	Excel Trust, Inc.	83,028
2,900	Experian plc	39,419
33,331	Extra Space Storage, Inc.	807,610
19,087	Federal Realty Investment Trust	1,732,145
28,385	FelCor Lodging Trust, Inc.[a]	86,574
248,900	Fifth Third Bancorp	3,166,008
14,020	First Industrial Realty Trust, Inc.[a]	143,425
10,949	First Potomac Realty Trust	142,884
20,413	Forest City Enterprises, Inc.[a]	241,282
106,879	General Growth Properties, Inc.	1,605,323
29,744	Glimcher Realty Trust	273,645
9,100	Goldman Sachs Group, Inc.	822,913
9,132	Government Properties Income Trust	205,927
4,488	Hannover Rueckversicherung AG	222,368
34,163	HCC Insurance Holdings, Inc.	939,483
101,998	HCP, Inc.	4,225,777
47,379	Health Care REIT, Inc.	2,583,577
15,364	Healthcare Realty Trust, Inc.	285,617
47,874	Hersha Hospitality Trust	233,625
19,301	Highwoods Properties, Inc.	572,661
13,666	Home Properties, Inc.	786,752
21,896	Hospitality Properties Trust	503,170
262,824	Host Hotels & Resorts, Inc.	3,881,910
184,800	Hudson City Bancorp, Inc.	1,155,000
2,213	Hudson Pacific Properties, Inc.	31,336

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (17.5%)	Value
Financials (4.0%) - continued
13,611	Inland Real Estate Corporation	$103,580
5,885	IntercontinentalExchange, Inc.[a]	709,437
20,449	Invesco Mortgage Capital, Inc.	287,308
197,227	J.P. Morgan Chase & Company	6,557,798
2,600	Julius Baer Group, Ltd.[a]	101,276
20,483	Kilroy Realty Corporation	779,788
104,401	Kimco Realty Corporation	1,695,472
11,600	Kinnevik Investment AB	225,462
18,892	Kite Realty Group Trust	85,203
85,690	KKR & Company, LP	1,099,403
24,248	LaSalle Hotel Properties	587,044
17,607	Lazard, Ltd.	459,719
17,276	Lexington Realty Trust	129,397
32,124	Liberty Property Trust	991,989
3,400	London Stock Exchange Group plc	41,815
4,401	LTC Properties, Inc.	135,815
11,900	M&T Bank Corporation	908,446
42,481	Macerich Company	2,149,539
24,904	Mack-Cali Realty Corporation	664,688
19,105	Medical Properties Trust, Inc.	188,566
9,874	Mid-America Apartment Communities, Inc.	617,619
1,530	MSCI, Inc.[a]	50,383
2,100	Muenchener Rueckversicherungs - Gesellschaft AG	257,322
25,900	NASDAQ OMX Group, Inc.[a]	634,809
24,204	National Retail Properties, Inc.	638,502
14,200	Northern Trust Corporation	563,172
144,100	Ocwen Financial Corporation[a]	2,086,568
23,481	Omega Healthcare Investors, Inc.	454,357
1,300	Pargesa Holding SA	84,918
200	Partners Group Holding AG	34,842
13,391	Pebblebrook Hotel Trust	256,839
5,438	Pennsylvania Real Estate Investment Trust	56,773
6,853	Piedmont Office Realty Trust, Inc.	116,775
6,856	Plum Creek Timber Company, Inc.	250,655
1,004,295	Popular, Inc.[a]	1,395,970
13,321	Post Properties, Inc.	582,394
37,222	Principal Financial Group, Inc.	915,661
35,770	Progressive Corporation	697,873
131,156	Prologis, Inc.	3,749,750
25,373	Prudential plc	251,050
5,187	PS Business Parks, Inc.	287,515
42,792	Public Storage, Inc.	5,753,812
13,135	Ramco-Gershenson Properties Trust	129,117
10,326	Rayonier, Inc. REIT	460,849
8,149	Realty Income Corporation	284,889
34,829	Regency Centers Corporation	1,310,267
60,123	Resolution, Ltd.	234,376
5,532	Retail Opportunity Investments Corporation	65,499
8,110	RLJ Lodging Trust	136,491
5,700	Sabra Healthcare REIT, Inc.	68,913
2,104	Saul Centers, Inc.	74,524
44,843	Senior Housing Property Trust	1,006,277
94,929	Simon Property Group, Inc.	12,240,145
48,000	Singapore Exchange, Ltd.	226,870
27,630	SL Green Realty Corporation	1,841,263
3,049	Sovran Self Storage, Inc.	130,101
4,034	Starwood Property Trust, Inc.	74,669
33,890	State Street Corporation	1,366,106
69,100	Stockland	225,732
25,267	Strategic Hotel Capital, Inc.[a]	135,684
9,200	Sumitomo Mitsui Financial Group, Inc.	255,142
11,275	Summit Hotel Properties, Inc.	106,436
1,886	Sun Communities, Inc.	68,896
33,729	Sunstone Hotel Investors, Inc.[a]	274,891
21,550	SVB Financial Group[a]	1,027,720
9,400	Svenska Handelsbanken AB	246,331
31,356	Tanger Factory Outlet Centers, Inc.	919,358
18,248	Taubman Centers, Inc.	1,133,201
13,783	TD Ameritrade Holding Corporation	215,704
76,382	Texas Capital Bancshares, Inc.[a]	2,338,053
2,100	Tryg A/S	116,327
50,672	Two Harbors Investment Corporation	468,209
27,170	U.S. Bancorp	734,949
51,562	UDR, Inc.	1,294,206
20,000	United Overseas Land, Ltd.	61,604
82,520	Unum Group	1,738,696
12,050	Vanguard REIT ETF	698,900
75,204	Ventas, Inc.	4,145,997
52,896	Vornado Realty Trust	4,065,587
32,534	W.R. Berkley Corporation	1,118,844
10,348	Washington Real Estate Investment Trust	283,018
29,171	Weingarten Realty Investors	636,511
270,173	Wells Fargo & Company	7,445,968
30,300	Westfield Group	241,746
2,562	Winthrop Realty Trust	26,056
131,583	Zions Bancorporation	2,142,171
600	Zurich Financial Services AGa	135,184

	Total Financials	166,604,283

Health Care (2.0%)
11,548	Alexion Pharmaceuticals, Inc.[a]	825,682
112,200	Align Technology, Inc.[a]	2,661,945
10,229	AmerisourceBergen Corporation	380,417
109,700	Amgen, Inc.	7,043,837
7,200	AstraZeneca plc	332,590
127,699	Baxter International, Inc.	6,318,547
2,400	BioMarin Pharmaceutical, Inc.[a]	82,512
106,750	Bristol-Myers Squibb Company	3,761,870
7,801	C.R. Bard, Inc.	666,985
7,717	CIGNA Corporation	324,114
45,797	Covance, Inc.[a]	2,093,839
17,448	Coventry Health Care, Inc.[a]	529,896
34,130	Covidien plc	1,536,191
7,700	CSL, Ltd.	251,043
167,900	Eli Lilly and Company	6,977,924
64,500	Gilead Sciences, Inc.[a]	2,639,985
89,124	Health Net, Inc.[a]	2,711,152
24,100	Johnson & Johnson	1,580,478
79,357	McKesson Corporation	6,182,704
38,700	Medtronic, Inc.	1,480,275
62,460	Merck & Company, Inc.	2,354,742
861	Mettler-Toledo International, Inc.[a]	127,178
336,612	Mylan, Inc.[a]	7,223,694
1,300	Novartis AG	74,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (17.5%)	Value
Health Care (2.0%) - continued
300	Novo Nordisk AS	$34,465
2,979	Onyx Pharmaceuticals, Inc.[a]	130,927
301,542	Pfizer, Inc.	6,525,369
82,541	PSS World Medical, Inc.[a]	1,996,667
700	Roche Holding AG	118,383
6,246	SXC Health Solutions Corporation[a]	352,774
21,500	Thoratec Corporation[a]	721,540
55,580	United Therapeutics Corporation[a]	2,626,155
228,127	UnitedHealth Group, Inc.	11,561,476
7,610	Varian Medical Systems, Inc.[a]	510,859
6,300	Waters Corporation[a]	466,515
8,130	Watson Pharmaceuticals, Inc.[a]	490,564
8,382	Zimmer Holdings, Inc.[a]	447,766

	Total Health Care	84,145,281

Industrials (1.8%)
34,500	3M Company	2,819,685
20	A P Moller - Maersk AS	131,554
14,900	Abertis Infraestructuras SA	236,771
21,000	All Nippon Airways Company, Ltd.	58,678
3,656	AMETEK, Inc.	153,918
13,875	BE Aerospace, Inc.[a]	537,101
74,460	Boeing Company	5,461,641
7,400	Bouygues SA	232,719
28,158	Caterpillar, Inc.	2,551,115
29	Central Japan Railway Company	244,739
27,225	Chicago Bridge and Iron Company	1,029,105
13,700	Cobham plc	39,011
143,397	CSX Corporation	3,019,941
21,300	Cummins, Inc.	1,874,826
78,140	Deluxe Corporation	1,778,466
2,900	Deutsche Lufthansa AG	34,492
4,200	East Japan Railway Company	267,701
2,200	Eiffage SA	53,002
75,481	EMCOR Group, Inc.	2,023,646
12,182	Expeditors International of Washington, Inc.	498,975
2,616	Flowserve Corporation	259,821
17,100	Fluor Corporation	859,275
72,790	FTI Consulting, Inc.[a]	3,087,752
55,100	GATX Corporation	2,405,666
175,270	General Electric Company	3,139,086
69,962	Honeywell International, Inc.	3,802,435
5,500	Jacobs Engineering Group, Inc.[a]	223,190
10,930	JB Hunt Transport Services, Inc.	492,615
8,345	Kansas City Southern[a]	567,543
2,500	Koninklijke Boskalis Westminster NV	91,561
28,400	L-3 Communications Holdings, Inc.	1,893,712
278,083	Manitowoc Company, Inc.	2,555,583
9,500	Manpower, Inc.	339,625
27,758	Oshkosh Corporation[a]	593,466
52,668	Parker Hannifin Corporation	4,015,935
8,202	Pentair, Inc.	273,045
36,100	PostNL NV	114,532
32,163	Precision Castparts Corporation	5,300,141
17,100	Republic Services, Inc.	471,105
6,192	Roper Industries, Inc.	537,899
46,900	Ryanair Holdings plc[a]	219,356
82,327	Shaw Group, Inc.[a]	2,214,596
39,479	SPX Corporation	2,379,399
3,805	Stericycle, Inc.[a]	296,486
24,645	Teledyne Technologies, Inc.[a]	1,351,778
36,580	Textron, Inc.	676,364
14,500	Tyco International, Ltd.	677,295
49,833	Union Pacific Corporation	5,279,308
68,397	United Technologies Corporation	4,999,137
8,750	WESCO International, Inc.[a]	463,837
900	West Japan Railway Company	39,106
54,000	Yangzijiang Shipbuilding Holdings, Ltd.	37,789

	Total Industrials	72,705,524

Information Technology (3.5%)
50,500	ADTRAN, Inc.	1,523,080
131,154	Akamai Technologies, Inc.[a]	4,233,651
11,100	Alliance Data Systems Corporation[a]	1,152,624
2,602	Altera Corporation	96,534
7,466	ANSYS, Inc.[a]	427,652
58,107	Apple, Inc.[a]	23,533,335
232,404	Atmel Corporation[a]	1,882,472
16,467	Baidu.com, Inc. ADR[a]	1,917,912
102,167	Broadcom Corporation[a]	2,999,623
2,700	Cap Gemini SA	83,938
108,610	Cisco Systems, Inc.	1,963,669
84,176	Cognizant Technology Solutions Corporation[a]	5,413,359
4,500	Computershare, Ltd.	36,783
145,229	eBay, Inc.[a]	4,404,796
21,572	Electronic Arts, Inc.[a]	444,383
229,849	EMC Corporation[a]	4,950,947
34,440	F5 Networks, Inc.[a]	3,654,773
8,112	Fortinet, Inc.[a]	176,923
16,784	Google, Inc.[a]	10,840,786
170,300	Intel Corporation	4,129,775
10,201	International Business Machines Corporation	1,875,760
15,193	Itron, Inc.[a]	543,454
19,269	Ixia[a]	202,517
28,424	Juniper Networks, Inc.[a]	580,134
46,000	KLA-Tencor Corporation	2,219,500
8,914	Lam Research Corporation[a]	329,996
27,889	Marvell Technology Group, Ltd.[a]	386,263
4,487	Mercadolibre, Inc.	356,896
435,925	Microsoft Corporation	11,316,613
188,355	Monster Worldwide, Inc.[a]	1,493,655
58,040	NetApp, Inc.[a]	2,105,111
4,056	Nice Systems, Ltd. ADR[a]	139,729
44,000	Nokia Oyj	212,096
26	NTT Data Corporation	82,789
20,926	Nuance Communications, Inc.[a]	526,498
75,906	NVIDIA Corporation[a]	1,052,057
414,195	Oracle Corporation	10,624,102
62,566	Plantronics, Inc.	2,229,852
67,813	Plexus Corporation[a]	1,856,720
145,092	QUALCOMM, Inc.	7,936,532
89,891	Quest Software, Inc.[a]	1,671,973
6,917	Red Hat, Inc.[a]	285,603

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (17.5%)	Value
Information Technology (3.5%) - continued
30,635	Salesforce.com, Inc.[a]	$3,108,227
12,922	SuccessFactors, Inc.[a]	515,200
18,019	Symantec Corporation[a]	281,997
13,675	Teradata Corporation[a]	663,374
223,434	Teradyne, Inc.[a]	3,045,405
71,420	Texas Instruments, Inc.	2,079,036
123,480	TIBCO Software, Inc.[a]	2,952,407
29,590	ValueClick, Inc.[a]	482,021
81,063	VeriFone Systems, Inc.[a]	2,879,358
48,235	VMware, Inc.[a]	4,012,670
141,593	Xilinx, Inc.	4,539,472

	Total Information Technology	146,454,032

Materials (0.5%)
12,104	Albemarle Corporation	623,477
5,000	Amcor, Ltd.	36,808
3,800	Bayer AG	242,664
10,700	BHP Billiton plc	312,828
5,400	BHP Billiton, Ltd.	190,614
9,745	Celanese Corporation	431,411
27,654	E.I. du Pont de Nemours and Company	1,266,000
3,146	FMC Corporation	270,682
289,407	Freeport-McMoRan Copper & Gold, Inc.	10,647,284
200	Geberit AGa	38,444
6,000	Metso Corporation	221,583
4,469	Newmont Mining Corporation	268,185
10,714	Pan American Silver Corporation	233,672
2,807	Rio Tinto plc	137,115
13,617	Sigma-Aldrich Corporation	850,518
16,622	Silgan Holdings, Inc.	642,274
7,986	Silver Wheaton Corporation	231,275
47,430	Steel Dynamics, Inc.	623,704
300	Syngenta AGa	88,155
1,900	Wacker Chemie AG	152,608
24,553	Walter Energy, Inc.	1,486,930
2,921	Yara International ASA	116,604

	Total Materials	19,112,835

Telecommunications Services (0.2%)
4,800	Deutsche Telekom AG	55,056
21,717	Inmarsat plc	136,009
6,100	Koninklijke (Royal) KPN NV	72,811
4,200	Nippon Telegraph & Telephone Corporation	213,822
94	NTT DoCoMo, Inc.	172,586
4,756	SBA Communications Corporation[a]	204,318
19,400	Telekom Austria AG	232,072
7,973	Telenor ASA	130,467
55,800	Telstra Corporation, Ltd.	189,778
21,805	TW Telecom, Inc.[a]	422,581
101,776	Verizon Communications, Inc.	4,083,253

	Total Telecommunications Services	5,912,753

Utilities (0.3%)
31,100	CMS Energy Corporation	686,688
20,300	Electricidade de Portugal SA	62,689
53,750	Exelon Corporation	2,331,137
8,300	Hokuriku Electric Power Company	155,008
76,730	NiSource, Inc.	1,826,941
42,073	NV Energy, Inc.	687,894
111,200	PNM Resources, Inc.	2,027,176
6,200	Shikoku Electric Power Company	177,865
50,061	Southwest Gas Corporation	2,127,092
16,800	The Kansai Electric Power Company, Inc.	258,067
8,700	Tohoku Electric Power Company, Inc.	83,585
31,000	Tokyo Electric Power Company, Inc.[a]	74,395
19,842	UGI Corporation	583,355

	Total Utilities	11,081,892

	Total Common Stock (cost $702,648,933)	721,563,282

Principal Amount	Long-Term Fixed Income (12.0%)	Value
Asset-Backed Securities (0.4%)
	Citigroup Mortgage Loan Trust, Inc.
$4,220,470	0.444%, 8/25/2036[b]	3,151,526
	GSAMP Trust
3,924,562	0.474%, 2/25/2036[b]	3,056,928
	J.P. Morgan Mortgage Acquisition Corporation
5,300,000	5.461%, 10/25/2036	4,050,075
	Morgan Stanley Capital, Inc.
4,281,042	0.444%, 2/25/2037[b]	2,390,688
	Renaissance Home Equity Loan Trust
6,500,000	6.011%, 5/25/2036	2,545,420
3,961,085	5.580%, 11/25/2036	2,230,934

	Total Asset-Backed Securities	17,425,571

Basic Materials (0.2%)
	ArcelorMittal
3,500,000	7.000%, 10/15/2039	3,252,599
	Arch Coal, Inc.
740,000	7.000%, 6/15/2019[c]	754,800
	Dow Chemical Company
3,500,000	4.250%, 11/15/2020	3,638,036
	FMG Resources Property, Ltd.
740,000	7.000%, 11/1/2015[c]	747,400
	Novelis, Inc.
740,000	8.375%, 12/15/2017	786,250

	Total Basic Materials	9,179,085

Capital Goods (0.1%)
	Bombardier, Inc.
740,000	7.750%, 3/15/2020[c]	806,600
	Case New Holland, Inc.
730,000	7.875%, 12/1/2017	824,900
	Danaher Corporation
1,400,000	0.817%, 6/21/2013[b]	1,402,041

	Total Capital Goods	3,033,541

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (12.0%)	Value
Collateralized Mortgage Obligations (0.7%)
	Citigroup Mortgage Loan Trust, Inc.
$1,691,472	5.500%, 11/25/2035	$1,429,421
	CitiMortgage Alternative Loan Trust
5,798,900	5.750%, 4/25/2037	3,773,924
	Countrywide Alternative Loan Trust
2,429,458	6.000%, 4/25/2036	1,574,906
1,166,645	6.000%, 1/25/2037	766,297
6,700,359	5.500%, 5/25/2037	4,559,366
5,801,591	7.000%, 10/25/2037	3,315,046
	Countrywide Home Loans, Inc.
3,014,402	5.750%, 4/25/2037	2,518,768
	Deutsche Alt-A Securities, Inc.
1,087,216	5.500%, 10/25/2021	1,039,671
2,010,435	6.000%, 10/25/2021	1,765,755
	GSR Mortgage Loan Trust
3,018,104	0.484%, 8/25/2046[b]	2,262,588
	HomeBanc Mortgage Trust
2,557,744	2.221%, 4/25/2037	1,365,810
	J.P. Morgan Mortgage Trust
1,570,273	2.783%, 6/25/2036	1,169,969
508,504	2.772%, 10/25/2036	370,713
	MASTR Alternative Loans Trust
1,303,428	6.500%, 7/25/2034	1,362,515
	Merrill Lynch Alternative Note Asset Trust
1,335,753	6.000%, 3/25/2037	942,421
	Sequoia Mortgage Trust
2,006,768	5.352%, 9/20/2046	607,230
	WaMu Mortgage Pass Through Certificates
548,134	5.836%, 9/25/2036	367,837
1,938,813	5.933%, 10/25/2036	1,327,166
2,935,788	2.312%, 11/25/2036	2,084,953

	Total Collateralized Mortgage Obligations	32,604,356

Commercial Mortgage-Backed Securities (1.3%)
	Banc of America Commercial Mortgage, Inc.
7,200,000	5.633%, 4/10/2049	7,695,122
4,975,000	5.622%, 6/10/2049	5,334,673
	Bear Stearns Commercial Mortgage Securities, Inc.
3,500,000	5.331%, 2/11/2044	3,685,577
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,181,959
	Credit Suisse First Boston Mortgage Securities
7,200,000	5.542%, 1/15/2049	7,621,762
	Credit Suisse Mortgage Capital Certificates
8,875,000	5.509%, 9/15/2039	8,304,346
	Government National Mortgage Association
535,846	2.164%, 3/16/2033	543,183
477,097	3.214%, 1/16/2040	496,834
	Greenwich Capital Commercial Funding Corporation
4,650,000	5.867%, 12/10/2049	4,124,596
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,650,000	5.740%, 2/12/2049	3,462,368
	Morgan Stanley Capital, Inc.
2,650,000	5.406%, 3/15/2044	2,469,257
	Wachovia Bank Commercial Mortgage Trust
5,400,000	5.603%, 10/15/2048	5,194,476

	Total Commercial Mortgage- Backed Securities	52,114,153

Communications Services (0.4%)
	Cablevision Systems Corporation
740,000	8.625%, 9/15/2017	819,550
	CBS Corporation
1,750,000	7.875%, 7/30/2030	2,226,345
1,750,000	5.900%, 10/15/2040	1,964,499
	CCO Holdings, LLC
710,000	7.000%, 1/15/2019	740,175
	Clear Channel Worldwide Holdings, Inc.
740,000	9.250%, 12/15/2017	799,200
	Cox Communications, Inc.
3,500,000	6.950%, 6/1/2038[c]	3,996,724
	EH Holding Corporation
740,000	6.500%, 6/15/2019[c]	771,450
	Intelsat Jackson Holdings SA
740,000	7.250%, 4/1/2019[c]	751,100
	NII Capital Corporation
730,000	7.625%, 4/1/2021	724,525
	Sprint Nextel Corporation
740,000	9.000%, 11/15/2018[c]	777,000
	UPCB Finance V, Ltd.
740,000	7.250%, 11/15/2021[c]	749,250

	Total Communications Services	14,319,818

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
695,000	8.000%, 6/15/2019[c]	635,925
	Home Depot, Inc.
3,500,000	5.875%, 12/16/2036	4,392,087
	Lennar Corporation
740,000	12.250%, 6/1/2017	880,600
	MGM Resorts International
630,000	11.125%, 11/15/2017	718,200
	Rite Aid Corporation
740,000	7.500%, 3/1/2017	739,075
	Starwood Hotels & Resorts Worldwide, Inc.
740,000	6.750%, 5/15/2018	836,200
	Toys R Us Property Company II, LLC
740,000	8.500%, 12/1/2017	765,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (12.0%)	Value
Consumer Cyclical (0.2%) - continued
	West Corporation
$ 410,000	7.875%, 1/15/2019	$406,925
	WMG Acquisition Corporation
740,000	11.500%, 10/1/2018[c]	734,450

	Total Consumer Cyclical	10,109,362

Consumer Non-Cyclical (0.7%)
	Altria Group, Inc.
3,500,000	9.950%, 11/10/2038	5,323,437
	Anheuser-Busch Companies, Inc.
1,750,000	6.450%, 9/1/2037	2,343,144
	Anheuser-Busch InBev Worldwide, Inc.
2,450,000	0.761%, 7/14/2014[b]	2,438,191
1,750,000	8.200%, 1/15/2039	2,759,001
	Community Health Systems, Inc.
746,000	8.875%, 7/15/2015	770,245
	HCA, Inc.
730,000	7.500%, 2/15/2022	746,425
	JBS USA, LLC/JBS USA Finance, Inc.
620,000	11.625%, 5/1/2014	702,925
	Kinetic Concepts, Inc./KCI USA, Inc.
740,000	10.500%, 11/1/2018[c]	725,200
	Kraft Foods, Inc.
1,750,000	5.375%, 2/10/2020	2,019,239
1,750,000	7.000%, 8/11/2037	2,337,907
	Reynolds Group Issuer, Inc.
730,000	6.875%, 2/15/2021[c]	726,350
	Tenet Healthcare Corporation
750,000	8.875%, 7/1/2019	841,875
	UnitedHealth Group, Inc.
1,750,000	6.875%, 2/15/2038	2,346,860
1,750,000	5.700%, 10/15/2040	2,095,205
	Valeant Pharmaceuticals International
740,000	6.875%, 12/1/2018[c]	738,150

	Total Consumer Non-Cyclical	26,914,154

Energy (0.2%)
	Chesapeake Energy Corporation
670,000	9.500%, 2/15/2015	767,150
	Denbury Resources, Inc.
740,000	6.375%, 8/15/2021	773,300
	Harvest Operations Corporation
740,000	6.875%, 10/1/2017[c]	765,900
	Linn Energy, LLC
730,000	7.750%, 2/1/2021	759,200
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
740,000	6.500%, 8/15/2021	770,525
	Weatherford International, Ltd.
3,500,000	6.750%, 9/15/2040	3,970,330

	Total Energy	7,806,405

Financials (0.9%)
	Achmea Hypotheekbank NV
371,000	3.200%, 11/3/2014[c]	389,345
	Ally Financial, Inc.
740,000	8.000%, 3/15/2020	758,500
	AXA SA
3,500,000	6.379%, 12/29/2049[c,d]	2,275,000
	Bank of Nova Scotia
600,000	1.450%, 7/26/2013[c]	606,946
	BBVA International Preferred SA Unipersonal
1,750,000	5.919%, 12/29/2049[d]	1,158,554
	Canadian Imperial Bank of Commerce
610,000	2.600%, 7/2/2015[c]	630,893
	Cie de Financement Foncier
600,000	2.250%, 3/7/2014[c]	589,796
	CIT Group, Inc.
740,000	7.000%, 5/1/2017	740,000
	Dexia Credit Local SA
600,000	2.750%, 4/29/2014[c]	545,214
	General Electric Capital Corporation
3,500,000	6.750%, 3/15/2032	4,098,294
	HCP, Inc.
3,500,000	6.750%, 2/1/2041	3,956,788
	Health Care REIT, Inc.
1,400,000	6.500%, 3/15/2041	1,402,745
	Icahn Enterprises, LP
770,000	8.000%, 1/15/2018	800,800
	International Bank for Reconstruction & Development
600,000	2.375%, 5/26/2015	632,997
	International Lease Finance Corporation
740,000	5.750%, 5/15/2016	686,381
	MetLife Capital Trust IV
3,500,000	7.875%, 12/15/2037[c]	3,631,250
	Prudential Financial, Inc.
3,500,000	6.200%, 11/15/2040	3,662,418
	QBE Capital Funding III, Ltd.
3,600,000	7.250%, 5/24/2041[c]	3,169,937
	Reinsurance Group of America, Inc.
1,750,000	6.750%, 12/15/2065	1,517,114
	Royal Bank of Canada
550,000	3.125%, 4/14/2015[c]	577,070
	Toronto-Dominion Bank
610,000	2.200%, 7/29/2015[c]	624,613
	XL Group plc
3,500,000	6.250%, 5/15/2027	3,546,665
1,750,000	6.500%, 12/29/2049[d]	1,369,375
	XLIT, Ltd.
1,800	3.526%, 10/29/2049[b,e]	1,251,562

	Total Financials	38,622,257

Foreign Government (<0.1%)
	Bank Nederlandse Gemeenten
850,000	4.375%, 2/16/2021[c]	906,024
	Kommunalbanken AS
600,000	2.750%, 5/5/2015[c]	622,599
	Kreditanstalt fuer Wiederaufbau
295,000	0.295%, 6/17/2013[b]	294,860

	Total Foreign Government	1,823,483

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (12.0%)	Value
Mortgage-Backed Securities (3.8%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$25,300,000	3.000%, 1/1/2027[f]	$26,126,197
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
68,437,500	4.000%, 1/1/2042[f]	71,891,472
23,450,000	4.500%, 1/1/2042[f]	24,952,277
19,006,250	5.000%, 1/1/2042[f]	20,532,699
11,406,250	6.000%, 1/1/2042[f]	12,559,354

	Total Mortgage-Backed Securities	156,061,999

Technology (<0.1%)
	Seagate HDD Cayman
710,000	7.750%, 12/15/2018[c]	755,263

	Total Technology	755,263

Transportation (<0.1%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
740,000	8.250%, 1/15/2019	734,450

	Total Transportation	734,450

U.S. Government and Agencies (2.9%)
	FDIC Structured Sale Guaranteed Notes
240,000	Zero Coupon, 1/7/2012[c]	239,956
240,000	Zero Coupon, 1/7/2014[c]	235,476
	Federal Agricultural Mortgage Corporation
600,000	2.125%, 9/15/2015	621,212
	Federal Home Loan Banks
3,500,000	5.000%, 11/17/2017	4,200,350
	Federal Home Loan Mortgage Corporation
3,640,000	0.750%, 3/28/2013	3,660,282
1,200,000	2.500%, 1/7/2014	1,249,315
1,675,000	4.875%, 6/13/2018	2,018,243
	Federal National Mortgage Association
2,250,000	1.250%, 2/27/2014	2,282,530
910,000	4.375%, 10/15/2015	1,028,290
2,400,000	1.375%, 11/15/2016	2,421,197
680,000	6.250%, 5/15/2029	957,350
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	663,786
	U.S. Treasury Bonds
1,020,000	4.375%, 5/15/2041	1,329,028
	U.S. Treasury Bonds, TIPS
183,337	2.125%, 2/15/2040	246,030
	U.S. Treasury Notes
5,580,000	0.750%, 6/15/2014	5,640,593
12,950,000	2.500%, 4/30/2015	13,820,085
1,225,000	2.000%, 1/31/2016	1,292,375
1,785,000	2.625%, 2/29/2016	1,929,474
4,350,000	3.250%, 3/31/2017	4,870,643
45,000,000	1.500%, 8/31/2018	45,657,405
11,235,000	3.125%, 5/15/2021	12,544,574
1,250,000	7.625%, 2/15/2025	2,021,094
2,975,000	4.375%, 5/15/2040	3,864,709
	U.S. Treasury Notes, TIPS
790,643	3.375%, 1/15/2012	790,889
1,023,267	2.000%, 1/15/2014	1,083,624
830,109	1.625%, 1/15/2015	895,286
903,813	0.500%, 4/15/2015	945,684
728,353	0.125%, 4/15/2016	759,309
945,047	2.625%, 7/15/2017	1,124,976
750,462	1.125%, 1/15/2021	836,941
204,216	2.375%, 1/15/2025	259,641

	Total U.S. Government and Agencies	119,490,347

Utilities (0.2%)
	AES Corporation
730,000	7.375%, 7/1/2021[c]	786,575
	Dominion Resources, Inc.
1,750,000	2.879%, 9/30/2066[b]	1,470,648
	Energy Transfer Partners, LP
968,000	6.625%, 10/15/2036	1,017,851
1,750,000	7.500%, 7/1/2038	1,998,015
	Southern Union Company
3,500,000	3.447%, 11/1/2066[b]	3,263,750

	Total Utilities	8,536,839

	Total Long-Term Fixed Income (cost $495,267,365)	499,531,083

	Short-Term Investments (11.7%)[g]
	Federal Home Loan Bank Discount Notes
24,000,000	0.020%, 1/6/2012[h]	23,999,934
29,000,000	0.010%, 1/18/2012[h]	28,999,863
14,000,000	0.015%, 1/20/2012[h]	13,999,889
12,000,000	0.030%, 2/3/2012[h]	11,999,670
14,000,000	0.015%, 2/8/2012[h]	13,999,820
34,000,000	0.005%, 2/15/2012[h]	33,999,787
15,000,000	0.010%, 2/17/2012[h]	14,999,804
14,900,000	0.032%, 2/22/2012[h,i]	14,899,311
20,000,000	0.013%, 3/2/2012[h]	19,999,577
30,000,000	0.015%, 3/7/2012[h]	29,999,175
	Federal Home Loan Mortgage Corporation Discount Notes
8,000,000	0.030%, 1/3/2012[h]	7,999,987
3,000,000	0.030%, 1/9/2012[h]	2,999,980
3,000,000	0.010%, 1/11/2012[h]	2,999,992
10,000,000	0.030%, 1/17/2012[h]	9,999,866
37,000,000	0.030%, 1/23/2012[h]	36,999,321
21,000,000	0.009%, 2/17/2012[h]	20,999,758
15,000,000	0.015%, 3/5/2012[h]	14,999,600
	Federal National Mortgage Association Discount Notes
21,000,000	0.015%, 1/11/2012[h]	20,999,934
11,000,000	0.020%, 1/17/2012[h]	10,999,902
32,150,000	0.099%, 2/22/2012[h,j]	32,145,469
64,334,000	0.015%, 3/7/2012[h]	64,332,231

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Short-Term Investments (11.7%)[g]	Value
	Straight-A Funding, LLC
9,000,000	0.190%, 1/11/2012[c,h]	$8,999,525
10,000,000	0.190%, 1/24/2012[c,h]	9,998,786
7,999,000	0.190%, 2/9/2012[c,h]	7,997,354
5,000,000	0.190%, 2/21/2012[c,h]	4,998,654
	U.S. Treasury Bills
7,600,000	0.045%, 2/9/2012[j]	7,599,632
	Wal-Mart Stores, Inc.
10,000,000	0.020%, 1/10/2012[c]	9,999,950

	Total Short-Term Investments (at amortized cost)	481,966,771

	Total Investments (cost $4,418,060,078) 102.8%	$4,247,763,023

	Other Assets and Liabilities, Net (2.8%)	(114,116,307)

	Total Net Assets 100.0%	$4,133,646,716

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $72,260,525 or 1.7% of total net assets.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	This security is displayed in shares.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
i	At December 31, 2011, $5,407,750 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
j	At December 31, 2011, $39,745,101 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$91,026,996
Gross unrealized depreciation	(265,151,909)

Net unrealized appreciation (depreciation)	$(174,124,913)

Cost for federal income tax purposes	$4,421,887,936

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,203,735,191	1,203,735,191	—	—
Fixed Income Mutual Funds	1,340,966,696	1,340,966,696	—	—
Common Stock
Consumer Discretionary	77,960,489	75,494,563	2,465,926	—
Consumer Staples	71,075,371	69,973,045	1,102,326	—
Energy	66,510,822	63,861,501	2,649,321	—
Financials	166,604,283	162,949,353	3,654,930	—
Health Care	84,145,281	83,334,579	810,702	—
Industrials	72,705,524	70,904,513	1,801,011	—
Information Technology	146,454,032	146,038,426	415,606	—
Materials	19,112,835	17,575,412	1,537,423	—
Telecommunications Services	5,912,753	4,710,152	1,202,601	—
Utilities	11,081,892	10,270,283	811,609	—
Long-Term Fixed Income
Asset-Backed Securities	17,425,571	—	17,425,571	—
Basic Materials	9,179,085	—	9,179,085	—
Capital Goods	3,033,541	—	3,033,541	—
Collateralized Mortgage Obligations	32,604,356	—	32,604,356	—
Commercial Mortgage-Backed Securities	52,114,153	—	52,114,153	—
Communications Services	14,319,818	—	14,319,818	—
Consumer Cyclical	10,109,362	—	10,109,362	—
Consumer Non-Cyclical	26,914,154	—	26,914,154	—
Energy	7,806,405	—	7,806,405	—
Financials	38,622,257	—	38,622,257	—
Foreign Government	1,823,483	—	1,823,483	—
Mortgage-Backed Securities	156,061,999	—	156,061,999	—
Technology	755,263	—	755,263	—
Transportation	734,450	—	734,450	—
U.S. Government and Agencies	119,490,347	—	119,490,347	—
Utilities	8,536,839	—	8,536,839	—
Short-Term Investments	481,966,771	—	481,966,771	—

Total	$4,247,763,023	$3,249,813,714	$997,949,309	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	5,069,603	5,069,603	—	—
Credit Default Swaps	919,550	—	919,550	—

Total Asset Derivatives	$5,989,153	$5,069,603	$919,550	$—

Liability Derivatives
Futures Contracts	1,315,531	1,315,531	—	—

Total Liability Derivatives	$1,315,531	$1,315,531	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Note Futures	(295)	March 2012	($65,037,382)	($65,061,330)	($23,948)
10-Yr. U.S. Treasury Note Futures	60	March 2012	7,847,058	7,867,500	20,442
20-Yr. U.S. Treasury Bond Futures	155	March 2012	22,397,973	22,445,938	47,965
Russell 2000 Index Mini-Futures	(632)	March 2012	(46,113,501)	(46,692,160)	(578,659)
S&P 400 Index Mini-Futures	(774)	March 2012	(67,190,096)	(67,903,020)	(712,924)
S&P 500 Index Futures	858	March 2012	263,681,504	268,682,700	5,001,196
Total Futures Contracts					$3,754,072

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 17, 5 Year, at 5.00%; Bank of America	Sell	12/20/2016	$26,460,000	$1,975,997	($1,859,088)	$116,909
CDX HY, Series 17, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Sell	12/20/2016	49,000,000	4,245,397	(3,442,756)	802,641
Total Credit Default Swaps					($5,301,844)	$919,550

1	As the buyer of protection, Moderate Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderate Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$68,407
Total Interest Rate Contracts		68,407
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,001,196
Total Equity Contracts		5,001,196
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	919,550
Total Credit Contracts		919,550

Total Asset Derivatives		$5,989,153

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	23,948
Total Interest Rate Contracts		23,948
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,291,583
Total Equity Contracts		1,291,583

Total Liability Derivatives		$1,315,531

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	19,297,326
Total Equity Contracts		19,297,326
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(201,994)
Total Foreign Exchange Contracts		(201,994)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	2,438
Futures	Net realized gains/(losses) on Futures contracts	(11,237,485)
Total Interest Rate Contracts		(11,235,047)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	2,499,043
Total Credit Contracts		2,499,043

Total		$10,359,328

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	44,459
Total Interest Rate Contracts		44,459
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,132,827
Total Equity Contracts		2,132,827
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	919,550
Total Credit Contracts		919,550

Total		$3,096,836

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$465,168,227	11.9%	N/A	N/A	N/A	N/A	N/A
Interest Rate
Contracts	151,242,897	3.9	N/A	N/A	N/A	N/A	1
Foreign Exchange
Contracts	N/A	N/A	$880,255	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$34,176,840	0.9%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Real Estate Securities	$99,423,361	$—	$95,697,918	—	$—	$—
Partner Small Cap Growth	58,029,531	—	—	4,491,902	55,795,259	—
Partner Small Cap Value	80,564,038	172,838	—	4,235,223	78,961,913	172,838
Small Cap Stock	45,549,804	—	—	3,596,908	43,129,445	—
Mid Cap Growth II	28,136,866	1,049,270	28,088,091	—	—	29,038
Partner Mid Cap Value	78,175,286	169,486	—	5,853,149	73,224,646	169,486
Mid Cap Stock	142,366,059	64,932	—	11,623,612	133,427,441	64,932
Partner Worldwide Allocation	208,688,622	31,367,735	—	27,446,563	202,887,736	4,562,096
Partner International Stock	187,198,240	68,777	—	17,546,838	161,178,231	68,777
Large Cap Growth II	151,243,607	3,066,508	138,034,220	—	—	216,116
Large Cap Value	275,009,351	61,876	—	25,642,869	266,531,978	61,876
Large Cap Stock	170,579,507	20,161	—	20,069,137	162,772,741	20,161
Equity Income Plus	26,476,160	74,172	—	2,930,787	25,825,801	74,172
High Yield	148,465,627	36,128,111	15,388,582	35,222,521	164,217,962	12,048,121
Income	494,090,978	98,271,228	598,252	59,317,844	598,279,774	24,935,272
Limited Maturity Bond	511,433,385	85,760,536	10,640,984	59,808,619	578,468,960	12,545,328
Total Value and Income Earned	2,705,430,422				2,544,701,887	54,968,213

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Mutual Funds (60.5%)	Value
Equity Mutual Funds (15.4%)
1,265,037	Thrivent Partner Small Cap Value Portfolio	$23,585,482
1,614,844	Thrivent Small Cap Stock Portfolio[a]	19,363,111
2,133,199	Thrivent Partner Mid Cap Value Portfolio	26,686,954
2,927,221	Thrivent Mid Cap Stock Portfolio	33,601,569
9,309,499	Thrivent Partner Worldwide Allocation Portfolio	68,816,746
3,793,944	Thrivent Partner International Stock Portfolio	34,849,649
7,462,376	Thrivent Large Cap Value Portfolio	77,563,939
2,726,514	Thrivent Large Cap Stock Portfolio	22,113,664
1,161,468	Thrivent Equity Income Plus Portfolio	10,234,741

	Total Equity Mutual Funds	316,815,855

Fixed Income Mutual Funds (45.1%)
17,507,627	Thrivent High Yield Portfolio	81,625,810
25,995,863	Thrivent Income Portfolio	262,194,274
60,194,464	Thrivent Limited Maturity Bond Portfolio	582,200,860

	Total Fixed Income Mutual Funds	926,020,944

	Total Mutual Funds (cost $1,289,506,035)	1,242,836,799

Principal Amount	Long-Term Fixed Income (17.1%)
Asset-Backed Securities (0.7%)
	Citigroup Mortgage Loan Trust, Inc.
2,701,101	0.444%, 8/25/2036[b]	2,016,977
	GSAMP Trust
1,890,926	0.474%, 2/25/2036[b]	1,472,883
	J.P. Morgan Mortgage Acquisition Corporation
7,500,000	5.461%, 10/25/2036	5,731,237
	Morgan Stanley Capital, Inc.
2,838,847	0.444%, 2/25/2037[b]	1,585,315
	Renaissance Home Equity Loan Trust
5,500,000	6.011%, 5/25/2036	2,153,816
2,640,723	5.580%, 11/25/2036	1,487,290

	Total Asset-Backed Securities	14,447,518

Basic Materials (0.3%)
	ArcelorMittal
2,300,000	7.000%, 10/15/2039	2,137,422
	Arch Coal, Inc.
300,000	7.000%, 6/15/2019[c]	306,000
	Dow Chemical Company
2,300,000	4.250%, 11/15/2020	2,390,710
	FMG Resources Property, Ltd.
310,000	7.000%, 11/1/2015[c]	313,100
	Novelis, Inc.
300,000	8.375%, 12/15/2017	318,750

	Total Basic Materials	5,465,982

Capital Goods (0.1%)
	Bombardier, Inc.
300,000	7.750%, 3/15/2020[c]	327,000
	Case New Holland, Inc.
330,000	7.875%, 12/1/2017	372,900
	Danaher Corporation
920,000	0.817%, 6/21/2013[b]	921,341

	Total Capital Goods	1,621,241

Collateralized Mortgage Obligations (0.8%)
	Citigroup Mortgage Loan Trust, Inc.
918,228	5.500%, 11/25/2035	775,971
	CitiMortgage Alternative Loan Trust
3,189,395	5.750%, 4/25/2037	2,075,658
	Countrywide Alternative Loan Trust
633,322	6.000%, 1/25/2037	415,990
4,359,823	5.500%, 5/25/2037	2,966,711
3,769,561	7.000%, 10/25/2037	2,153,939
	Countrywide Home Loans, Inc.
1,674,668	5.750%, 4/25/2037	1,399,316
	Deutsche Alt-A Securities, Inc.
590,203	5.500%, 10/25/2021	564,393
1,103,768	6.000%, 10/25/2021	969,434
	HomeBanc Mortgage Trust
1,437,800	2.221%, 4/25/2037	767,771
	J.P. Morgan Mortgage Trust
276,045	2.772%, 10/25/2036	201,244
	MASTR Alternative Loans Trust
742,230	6.500%, 7/25/2034	775,876
	Merrill Lynch Alternative Note Asset Trust
725,123	6.000%, 3/25/2037	511,600
	Sequoia Mortgage Trust
745,087	5.352%, 9/20/2046	225,457
	WaMu Mortgage Pass Through Certificates
753,684	5.836%, 9/25/2036	505,775
720,433	5.933%, 10/25/2036	493,155
800,670	2.312%, 11/25/2036	568,623

	Total Collateralized Mortgage Obligations	15,370,913

Commercial Mortgage-Backed Securities (1.7%)
	Banc of America Commercial Mortgage, Inc.
4,600,000	5.633%, 4/10/2049	4,916,328
6,000,000	5.622%, 6/10/2049	6,433,776
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	5.331%, 2/11/2044	2,106,044
	Citigroup/Deutsche Bank Commercial Mortgage
1,700,000	5.322%, 12/11/2049	1,803,110
	Credit Suisse First Boston Mortgage Securities
4,600,000	5.542%, 1/15/2049	4,869,459

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (17.1%)	Value
Commercial Mortgage-Backed Securities (1.7%) - continued
	Credit Suisse Mortgage Capital Certificates
$5,800,000	5.509%, 9/15/2039	$5,427,066
	Government National Mortgage Association
193,256	2.164%, 3/16/2033	195,902
172,067	3.214%, 1/16/2040	179,186
	Greenwich Capital Commercial Funding Corporation
3,100,000	5.867%, 12/10/2049	2,749,731
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,300,000	5.740%, 2/12/2049	2,181,766
	Morgan Stanley Capital, Inc.
1,750,000	5.406%, 3/15/2044	1,630,642
	Wachovia Bank Commercial Mortgage Trust
3,450,000	5.603%, 10/15/2048	3,318,693

	Total Commercial Mortgage- Backed Securities	35,811,703

Communications Services (0.4%)
	Cablevision Systems Corporation
300,000	8.625%, 9/15/2017	332,250
	CBS Corporation
1,150,000	7.875%, 7/30/2030	1,463,026
1,150,000	5.900%, 10/15/2040	1,290,957
	CCO Holdings, LLC
330,000	7.000%, 1/15/2019	344,025
	Clear Channel Worldwide Holdings, Inc.
300,000	9.250%, 12/15/2017	324,000
	Cox Communications, Inc.
2,300,000	6.950%, 6/1/2038[c]	2,626,418
	EH Holding Corporation
300,000	6.500%, 6/15/2019[c]	312,750
	Intelsat Jackson Holdings SA
300,000	7.250%, 4/1/2019[c]	304,500
	NII Capital Corporation
410,000	7.625%, 4/1/2021	406,925
	Sprint Nextel Corporation
310,000	9.000%, 11/15/2018[c]	325,500
	UPCB Finance V, Ltd.
300,000	7.250%, 11/15/2021[c]	303,750

	Total Communications Services	8,034,101

Consumer Cyclical (0.3%)
	Chrysler Group, LLC
200,000	8.000%, 6/15/2019[c]	183,000
	Home Depot, Inc.
2,300,000	5.875%, 12/16/2036	2,886,229
	Lennar Corporation
300,000	12.250%, 6/1/2017	357,000
	MGM Resorts International
260,000	11.125%, 11/15/2017	296,400
	Rite Aid Corporation
300,000	7.500%, 3/1/2017	299,625
	Starwood Hotels & Resorts Worldwide, Inc.
300,000	6.750%, 5/15/2018	339,000
	Toys R Us Property Company II, LLC
300,000	8.500%, 12/1/2017	310,500
	West Corporation
160,000	7.875%, 1/15/2019	158,800
	WMG Acquisition Corporation
300,000	11.500%, 10/1/2018[c]	297,750

	Total Consumer Cyclical	5,128,304

Consumer Non-Cyclical (0.8%)
	Altria Group, Inc.
2,300,000	9.950%, 11/10/2038	3,498,259
	Anheuser-Busch Companies, Inc.
1,150,000	6.450%, 9/1/2037	1,539,780
	Anheuser-Busch InBev Worldwide, Inc.
1,610,000	0.761%, 7/14/2014[b]	1,602,240
1,150,000	8.200%, 1/15/2039	1,813,058
	Community Health Systems, Inc.
301,000	8.875%, 7/15/2015	310,782
	HCA, Inc.
330,000	7.500%, 2/15/2022	337,425
	JBS USA, LLC/JBS USA Finance, Inc.
260,000	11.625%, 5/1/2014	294,775
	Kinetic Concepts, Inc./KCI USA, Inc.
320,000	10.500%, 11/1/2018[c]	313,600
	Kraft Foods, Inc.
1,150,000	5.375%, 2/10/2020	1,326,929
1,150,000	7.000%, 8/11/2037	1,536,339
	Reynolds Group Issuer, Inc.
320,000	6.875%, 2/15/2021[c]	318,400
	Tenet Healthcare Corporation
310,000	8.875%, 7/1/2019	347,975
	UnitedHealth Group, Inc.
1,150,000	6.875%, 2/15/2038	1,542,222
1,150,000	5.700%, 10/15/2040	1,376,849
	Valeant Pharmaceuticals International
300,000	6.875%, 12/1/2018[c]	299,250

	Total Consumer Non-Cyclical	16,457,883

Energy (0.2%)
	Chesapeake Energy Corporation
310,000	9.500%, 2/15/2015	354,950
	Denbury Resources, Inc.
350,000	6.375%, 8/15/2021	365,750
	Harvest Operations Corporation
300,000	6.875%, 10/1/2017[c]	310,500
	Linn Energy, LLC
300,000	7.750%, 2/1/2021	312,000
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
300,000	6.500%, 8/15/2021	312,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (17.1%)	Value
Energy (0.2%) - continued
	Weatherford International, Ltd.
$2,300,000	6.750%, 9/15/2040	$2,609,074

	Total Energy	4,264,649

Financials (1.1%)
	Achmea Hypotheekbank NV
220,000	3.200%, 11/3/2014[c]	230,878
	Ally Financial, Inc.
300,000	8.000%, 3/15/2020	307,500
	AXA SA
2,300,000	6.379%, 12/29/2049[c,d]	1,495,000
	Bank of Nova Scotia
225,000	1.450%, 7/26/2013[c]	227,605
	BBVA International Preferred SA Unipersonal
1,150,000	5.919%, 12/29/2049[d]	761,336
	Canadian Imperial Bank of Commerce
220,000	2.600%, 7/2/2015[c]	227,535
	Cie de Financement Foncier
225,000	2.250%, 3/7/2014[c]	221,174
	CIT Group, Inc.
300,000	7.000%, 5/1/2017	300,000
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[c]	204,455
	General Electric Capital Corporation
2,300,000	6.750%, 3/15/2032	2,693,164
	HCP, Inc.
2,300,000	6.750%, 2/1/2041	2,600,175
	Health Care REIT, Inc.
920,000	6.500%, 3/15/2041	921,804
	Icahn Enterprises, LP
235,000	8.000%, 1/15/2018	244,400
	International Bank for Reconstruction & Development
225,000	2.375%, 5/26/2015	237,374
	International Lease Finance Corporation
300,000	5.750%, 5/15/2016	278,263
	MetLife Capital Trust IV
2,300,000	7.875%, 12/15/2037[c]	2,386,250
	Prudential Financial, Inc.
2,300,000	6.200%, 11/15/2040	2,406,732
	QBE Capital Funding III, Ltd.
2,400,000	7.250%, 5/24/2041[c]	2,113,291
	Reinsurance Group of America, Inc.
1,150,000	6.750%, 12/15/2065	996,960
	Royal Bank of Canada
215,000	3.125%, 4/14/2015[c]	225,582
	Toronto-Dominion Bank
220,000	2.200%, 7/29/2015[c]	225,270
	XL Group plc
2,300,000	6.250%, 5/15/2027	2,330,666
1,150,000	6.500%, 12/29/2049[d]	899,875
	XLIT, Ltd.
1,200	3.526%, 10/29/2049[b,e]	834,375

	Total Financials	23,369,664

Foreign Government (<0.1%)
	Bank Nederlandse Gemeenten
315,000	4.375%, 2/16/2021[c]	335,762
	Kommunalbanken AS
225,000	2.750%, 5/5/2015[c]	233,474
	Kreditanstalt fuer Wiederaufbau
120,000	0.295%, 6/17/2013[b]	119,943

	Total Foreign Government	689,179

Mortgage-Backed Securities (8.0%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
40,700,000	3.000%, 1/1/2027[f]	42,029,099
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
79,000,000	4.000%, 1/1/2042[f]	82,987,051
18,275,000	4.500%, 1/1/2042[f]	19,445,751
11,525,000	5.000%, 1/1/2042[f]	12,450,608
8,000,000	6.000%, 1/1/2042[f]	8,808,752

	Total Mortgage-Backed Securities	165,721,261

Technology (<0.1%)
	Seagate HDD Cayman
340,000	7.750%, 12/15/2018[c]	361,675

	Total Technology	361,675

Transportation (<0.1%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
300,000	8.250%, 1/15/2019	297,750

	Total Transportation	297,750

U.S. Government and Agencies (2.4%)
	FDIC Structured Sale Guaranteed Notes
90,000	Zero Coupon, 1/7/2012[c]	89,984
90,000	Zero Coupon, 1/7/2014[c]	88,304
	Federal Agricultural Mortgage Corporation
225,000	2.125%, 9/15/2015	232,955
	Federal Home Loan Banks
1,300,000	5.000%, 11/17/2017	1,560,130
	Federal Home Loan Mortgage Corporation
1,355,000	0.750%, 3/28/2013	1,362,550
430,000	2.500%, 1/7/2014	447,671
595,000	4.875%, 6/13/2018	716,928
	Federal National Mortgage Association
710,000	1.250%, 2/27/2014	720,265
325,000	4.375%, 10/15/2015	367,247
870,000	1.375%, 11/15/2016	877,684
255,000	6.250%, 5/15/2029	359,006
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	255,302
	U.S. Treasury Bonds
375,000	4.375%, 5/15/2041	488,613
	U.S. Treasury Bonds, TIPS
68,097	2.125%, 2/15/2040	91,383

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (17.1%)	Value
U.S. Government and Agencies (2.4%) - continued
	U.S. Treasury Notes
$2,005,000	0.750%, 6/15/2014	$2,026,772
5,150,000	2.500%, 4/30/2015	5,496,018
475,000	2.000%, 1/31/2016	501,125
650,000	2.625%, 2/29/2016	702,610
1,550,000	3.250%, 3/31/2017	1,735,516
20,000,000	2.750%, 2/28/2018	21,928,120
4,290,000	3.125%, 5/15/2021	4,790,051
455,000	7.625%, 2/15/2025	735,678
1,275,000	4.375%, 5/15/2040	1,656,304
	U.S. Treasury Notes, TIPS
293,303	3.375%, 1/15/2012	293,394
367,641	2.000%, 1/15/2014	389,326
308,326	1.625%, 1/15/2015	332,535
318,685	0.500%, 4/15/2015	333,449
271,850	0.125%, 4/15/2016	283,404
344,150	2.625%, 7/15/2017	409,673
310,536	1.125%, 1/15/2021	346,320
78,083	2.375%, 1/15/2025	99,275

	Total U.S. Government and Agencies	49,717,592

Utilities (0.3%)
	AES Corporation
330,000	7.375%, 7/1/2021[c]	355,575
	Dominion Resources, Inc.
1,150,000	2.879%, 9/30/2066[b]	966,426
	Energy Transfer Partners, LP
637,000	6.625%, 10/15/2036	669,805
1,150,000	7.500%, 7/1/2038	1,312,981
	Southern Union Company
2,300,000	3.447%, 11/1/2066[b]	2,144,750

	Total Utilities	5,449,537

	Total Long-Term Fixed Income (cost $349,979,968)	352,208,952

Shares	Common Stock (11.0%)
Consumer Discretionary (1.1%)
17,756	Amazon.com, Inc.[a]	3,073,564
6,309	Autoliv, Inc.	337,468
15,900	Big Lots, Inc.[a]	600,384
7,996	Buffalo Wild Wings, Inc.[a]	539,810
8,870	CBS Corporation	240,732
6,000	Charter Communications, Inc.[a]	341,640
31,300	Coach, Inc.	1,910,552
89,813	Comcast Corporation	2,129,466
28,028	Discovery Communications, Inc.[a]	1,148,307
3,902	Dollar Tree, Inc.[a]	324,295
27,835	Foot Locker, Inc.	663,586
1,252	Gaylord Entertainment Company[a]	30,223
11,460	Harley-Davidson, Inc.	445,450
51,100	Home Depot, Inc.	2,148,244
49,276	Las Vegas Sands Corporation[a]	2,105,564
12,100	Life Time Fitness, Inc.[a]	565,675
22,796	Macy’s, Inc.	733,575
1,869	Marriott International, Inc.	54,519
186	Marriott Vacations Worldwide Corporation[a]	3,192
10,000	McDonald’s Corporation	1,003,300
45,810	News Corporation	832,826
13,570	Omnicom Group, Inc.	604,951
2,354	Panera Bread Company[a]	332,973
56,049	Pier 1 Imports, Inc.[a]	780,763
11,586	Signet Jewelers, Ltd.	509,321
3,359	Starwood Hotels & Resorts Worldwide, Inc.	161,131
16,470	Target Corporation	843,593
7,160	Time Warner Cable, Inc.	455,161
10,300	Williams-Sonoma, Inc.	396,550
13,161	WMS Industries, Inc.[a]	270,064
780	Wyndham Worldwide Corporation	29,507

	Total Consumer Discretionary	23,616,386

Consumer Staples (1.1%)
91,711	Altria Group, Inc.	2,719,231
35,712	Anheuser-Busch InBev NV ADR	2,178,075
26,056	British American Tobacco plc ADR	2,472,193
40,172	Coca-Cola Company	2,810,835
37,500	ConAgra Foods, Inc.	990,000
20,888	Corn Products International, Inc.	1,098,500
11,520	CVS Caremark Corporation	469,786
11,730	Diageo plc ADR	1,025,437
32,429	Kraft Foods, Inc.	1,211,547
36,046	Philip Morris International, Inc.	2,828,890
13,089	TreeHouse Foods, Inc.[a]	855,759
66,408	Wal-Mart Stores, Inc.	3,968,542

	Total Consumer Staples	22,628,795

Energy (1.1%)
14,461	Alpha Natural Resources, Inc.[a]	295,438
23,592	Apache Corporation	2,136,963
26,142	Arch Coal, Inc.	379,321
31,594	Baker Hughes, Inc.	1,536,732
13,160	Chevron Corporation	1,400,224
19,220	ConocoPhillips	1,400,561
66,613	ENSCO International plc ADR	3,125,482
9,830	EOG Resources, Inc.	968,353
19,000	Exxon Mobil Corporation	1,610,440
19,300	Helix Energy Solutions Group, Inc.[a]	304,940
35,000	Marathon Oil Corporation	1,024,450
6,009	National Oilwell Varco, Inc.	408,552
5,400	Newfield Exploration Company[a]	203,742
4,780	Occidental Petroleum Corporation	447,886
7,991	Oil States International, Inc.[a]	610,273
42,660	Patriot Coal Corporation[a]	361,330
41,042	Peabody Energy Corporation	1,358,901
40,458	Petroleum Geo-Services ASA[a]	440,928
7,700	Southwestern Energy Company[a]	245,938
15,681	Swift Energy Company[a]	466,039
205,931	Weatherford International, Ltd.[a]	3,014,830

	Total Energy	21,741,323

Financials (2.5%)
4,761	Acadia Realty Trust	95,887
15,060	ACE, Ltd.	1,056,007

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (11.0%)	Value
Financials (2.5%) - continued
5,843	Affiliated Managers Group, Inc.[a]	$560,636
6,550	Alexandria Real Estate Equities, Inc.	451,753
3,207	American Assets Trust, Inc.	65,776
7,811	American Campus Communities, Inc.	327,750
2,631	American Capital Agency Corporation	73,878
13,930	Aon Corporation	651,924
11,414	Apartment Investment & Management Company	261,495
857	Apollo Commercial Real Estate Finance, Inc.	11,252
7,805	Ashford Hospitality Trust, Inc.	62,440
3,311	Associated Estates Realty Corporation	52,810
8,677	AvalonBay Communities, Inc.	1,133,216
12,458	BioMed Realty Trust, Inc.	225,241
13,697	Boston Properties, Inc.	1,364,221
12,605	Brandywine Realty Trust	119,747
6,321	BRE Properties, Inc.	319,084
1,426	Brookfield Asset Management, Inc.	39,186
9,191	Brookfield Office Properties, Inc.	143,747
7,570	Camden Property Trust	471,157
3,529	Campus Crest Communities, Inc.	35,502
22,003	CBL & Associates Properties, Inc.	345,447
1,986	CBRE Group, Inc.[a]	30,227
1,769	Chatham Lodging Trust	19,070
3,190	Chesapeake Lodging Trust	49,317
26,498	Citigroup, Inc.	697,162
3,046	CME Group, Inc.	742,219
3,742	Cogdell Spencer, Inc.	15,903
977	Cohen & Steers Quality Income Realty Fund, Inc.	8,275
6,265	Colonial Properties Trust	130,688
1,842	Colony Financial, Inc.	28,938
2,686	CommonWealth REIT	44,695
1,433	Coresite Realty Corporation	25,536
6,052	Corporate Office Properties Trust	128,665
1,148	CreXus Investment Corporation	11,916
6,212	CubeSmart	66,096
19,348	DCT Industrial Trust, Inc.	99,062
23,875	DDR Corporation	290,559
16,756	DiamondRock Hospitality Company	161,528
11,025	Digital Realty Trust, Inc.	735,037
23,100	Discover Financial Services	554,400
12,883	Douglas Emmett, Inc.	234,986
37,310	Duke Realty Corporation	449,585
5,905	DuPont Fabros Technology, Inc.	143,019
2,450	EastGroup Properties, Inc.	106,526
5,344	Education Realty Trust, Inc.	54,669
6,700	Endurance Specialty Holdings, Ltd.	256,275
4,313	Entertainment Properties Trust	188,521
4,129	Equity Lifestyle Properties, Inc.	275,363
19,754	Equity One, Inc.	335,423
26,369	Equity Residential	1,503,824
3,919	Essex Property Trust, Inc.	550,659
1,997	Excel Trust, Inc.	23,964
9,620	Extra Space Storage, Inc.	233,093
5,509	Federal Realty Investment Trust	499,942
8,193	FelCor Lodging Trust, Inc.[a]	24,989
73,300	Fifth Third Bancorp	932,376
4,046	First Industrial Realty Trust, Inc.[a]	41,391
3,160	First Potomac Realty Trust	41,238
5,892	Forest City Enterprises, Inc.[a]	69,643
30,847	General Growth Properties, Inc.	463,322
8,585	Glimcher Realty Trust	78,982
4,450	Goldman Sachs Group, Inc.	402,413
2,636	Government Properties Income Trust	59,442
16,818	HCC Insurance Holdings, Inc.	462,495
29,439	HCP, Inc.	1,219,658
13,675	Health Care REIT, Inc.	745,698
4,434	Healthcare Realty Trust, Inc.	82,428
13,818	Hersha Hospitality Trust	67,432
5,571	Highwoods Properties, Inc.	165,292
3,944	Home Properties, Inc.	227,056
6,319	Hospitality Properties Trust	145,211
85,701	Host Hotels & Resorts, Inc.	1,265,804
54,400	Hudson City Bancorp, Inc.	340,000
639	Hudson Pacific Properties, Inc.	9,048
3,928	Inland Real Estate Corporation	29,892
1,645	IntercontinentalExchange, Inc.[a]	198,305
5,902	Invesco Mortgage Capital, Inc.	82,923
74,219	J.P. Morgan Chase & Company	2,467,782
5,912	Kilroy Realty Corporation	225,070
30,132	Kimco Realty Corporation	489,344
5,453	Kite Realty Group Trust	24,593
41,990	KKR & Company, LP	538,732
6,998	LaSalle Hotel Properties	169,422
8,588	Lazard, Ltd.	224,233
4,986	Lexington Realty Trust	37,345
9,272	Liberty Property Trust	286,319
1,270	LTC Properties, Inc.	39,192
5,700	M&T Bank Corporation	435,138
12,261	Macerich Company	620,407
7,188	Mack-Cali Realty Corporation	191,848
5,514	Medical Properties Trust, Inc.	54,423
2,850	Mid-America Apartment Communities, Inc.	178,267
12,600	NASDAQ OMX Group, Inc.[a]	308,826
6,986	National Retail Properties, Inc.	184,291
6,800	Northern Trust Corporation	269,688
41,866	Ocwen Financial Corporation[a]	606,220
6,777	Omega Healthcare Investors, Inc.	131,135
3,865	Pebblebrook Hotel Trust	74,131
1,570	Pennsylvania Real Estate Investment Trust	16,391
1,978	Piedmont Office Realty Trust, Inc.	33,705
1,979	Plum Creek Timber Company, Inc.	72,352
291,785	Popular, Inc.[a]	405,581
3,845	Post Properties, Inc.	168,103
18,246	Principal Financial Group, Inc.	448,852
17,530	Progressive Corporation	342,010
37,854	Prologis, Inc.	1,082,246
1,497	PS Business Parks, Inc.	82,979
12,351	Public Storage, Inc.	1,660,715
3,791	Ramco-Gershenson Properties Trust	37,266
2,980	Rayonier, Inc. REIT	132,997
2,352	Realty Income Corporation	82,226
10,052	Regency Centers Corporation	378,156
1,597	Retail Opportunity Investments Corporation	18,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (11.0%)	Value
Financials (2.5%) - continued
2,341	RLJ Lodging Trust	$39,399
1,645	Sabra Healthcare REIT, Inc.	19,888
607	Saul Centers, Inc.	21,500
12,943	Senior Housing Property Trust	290,441
27,398	Simon Property Group, Inc.	3,532,698
7,975	SL Green Realty Corporation	531,454
880	Sovran Self Storage, Inc.	37,550
1,164	Starwood Property Trust, Inc.	21,546
16,610	State Street Corporation	669,549
7,293	Strategic Hotel Capital, Inc.[a]	39,163
3,254	Summit Hotel Properties, Inc.	30,718
544	Sun Communities, Inc.	19,872
9,735	Sunstone Hotel Investors, Inc.[a]	79,340
10,560	SVB Financial Group[a]	503,606
9,050	Tanger Factory Outlet Centers, Inc.	265,346
5,267	Taubman Centers, Inc.	327,081
22,165	Texas Capital Bancshares, Inc.[a]	678,471
14,625	Two Harbors Investment Corporation	135,135
13,310	U.S. Bancorp	360,035
14,882	UDR, Inc.	373,538
40,550	Unum Group	854,388
5,900	Vanguard REIT ETF	342,200
21,705	Ventas, Inc.	1,196,597
15,267	Vornado Realty Trust	1,173,422
16,124	W.R. Berkley Corporation	554,504
2,987	Washington Real Estate Investment Trust	81,694
8,419	Weingarten Realty Investors	183,703
103,736	Wells Fargo & Company	2,858,964
739	Winthrop Realty Trust	7,516
44,893	Zions Bancorporation	730,858

	Total Financials	52,197,405

Health Care (1.3%)
3,000	Alexion Pharmaceuticals, Inc.[a]	214,500
32,600	Align Technology, Inc.[a]	773,435
33,074	Amgen, Inc.	2,123,681
41,717	Baxter International, Inc.	2,064,157
37,030	Bristol-Myers Squibb Company	1,304,937
3,472	C.R. Bard, Inc.	296,856
15,011	Covance, Inc.[a]	686,303
8,537	Coventry Health Care, Inc.[a]	259,269
16,670	Covidien plc	750,317
49,400	Eli Lilly and Company	2,053,064
19,000	Gilead Sciences, Inc.[a]	777,670
29,743	Health Net, Inc.[a]	904,782
11,810	Johnson & Johnson	774,500
24,010	McKesson Corporation	1,870,619
11,400	Medtronic, Inc.	436,050
30,600	Merck & Company, Inc.	1,153,620
101,606	Mylan, Inc.[a]	2,180,465
122,356	Pfizer, Inc.	2,647,784
23,963	PSS World Medical, Inc.[a]	579,665
10,400	Thoratec Corporation[a]	349,024
18,362	United Therapeutics Corporation[a]	867,604
74,473	UnitedHealth Group, Inc.	3,774,292
3,389	Varian Medical Systems, Inc.[a]	227,503
2,800	Waters Corporation[a]	207,340
3,871	Zimmer Holdings, Inc.[a]	206,789

	Total Health Care	27,484,226

Industrials (1.1%)
10,200	3M Company	833,646
22,454	Boeing Company	1,647,001
8,575	Caterpillar, Inc.	776,895
7,503	Chicago Bridge and Iron Company	283,613
47,071	CSX Corporation	991,315
6,300	Cummins, Inc.	554,526
22,691	Deluxe Corporation	516,447
21,950	EMCOR Group, Inc.	588,480
5,918	Expeditors International of Washington, Inc.	242,401
5,100	Fluor Corporation	256,275
24,067	FTI Consulting, Inc.[a]	1,020,922
16,000	GATX Corporation	698,560
85,880	General Electric Company	1,538,111
25,345	Honeywell International, Inc.	1,377,501
8,400	L-3 Communications Holdings, Inc.	560,112
94,559	Manitowoc Company, Inc.	868,997
4,400	Manpower, Inc.	157,300
13,517	Oshkosh Corporation[a]	288,993
19,336	Parker Hannifin Corporation	1,474,370
9,306	Precision Castparts Corporation	1,533,536
8,400	Republic Services, Inc.	231,420
23,934	Shaw Group, Inc.[a]	643,825
17,447	SPX Corporation	1,051,531
7,152	Teledyne Technologies, Inc.[a]	392,287
17,930	Textron, Inc.	331,526
7,100	Tyco International, Ltd.	331,641
15,110	Union Pacific Corporation	1,600,753
24,184	United Technologies Corporation	1,767,609
4,290	WESCO International, Inc.[a]	227,413

	Total Industrials	22,787,006

Information Technology (2.2%)
14,600	ADTRAN, Inc.	440,336
37,086	Akamai Technologies, Inc.[a]	1,197,136
5,500	Alliance Data Systems Corporation[a]	571,120
17,512	Apple, Inc.[a]	7,092,360
59,000	Atmel Corporation[a]	477,900
4,998	Baidu.com, Inc. ADR[a]	582,117
26,987	Broadcom Corporation[a]	792,338
53,220	Cisco Systems, Inc.	962,218
25,381	Cognizant Technology Solutions Corporation[a]	1,632,252
47,622	eBay, Inc.[a]	1,444,375
69,392	EMC Corporation[a]	1,494,704
8,341	F5 Networks, Inc.[a]	885,147
5,069	Google, Inc.[a]	3,274,067
50,100	Intel Corporation	1,214,925
5,006	International Business Machines Corporation	920,503
7,347	Itron, Inc.[a]	262,802
5,588	Ixia[a]	58,730
13,807	Juniper Networks, Inc.[a]	281,801
13,600	KLA-Tencor Corporation	656,200
1,200	Lam Research Corporation[a]	44,424
136,358	Microsoft Corporation	3,539,854

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (11.0%)	Value
Information Technology (2.2%) - continued
54,677	Monster Worldwide, Inc.[a]	$433,589
17,457	NetApp, Inc.[a]	633,165
22,206	NVIDIA Corporation[a]	307,775
127,409	Oracle Corporation	3,268,041
18,157	Plantronics, Inc.	647,116
19,691	Plexus Corporation[a]	539,140
43,827	QUALCOMM, Inc.	2,397,337
26,113	Quest Software, Inc.[a]	485,702
9,257	Salesforce.com, Inc.[a]	939,215
80,045	Teradyne, Inc.[a]	1,091,013
35,010	Texas Instruments, Inc.	1,019,141
42,963	TIBCO Software, Inc.[a]	1,027,245
14,343	ValueClick, Inc.[a]	233,648
23,550	VeriFone Systems, Inc.[a]	836,496
14,597	VMware, Inc.[a]	1,214,324
51,041	Xilinx, Inc.	1,636,374

	Total Information Technology	44,534,630

Materials (0.3%)
5,658	Albemarle Corporation	291,444
13,552	E.I. du Pont de Nemours and Company	620,411
86,336	Freeport-McMoRan Copper & Gold, Inc.	3,176,301
6,542	Sigma-Aldrich Corporation	408,613
8,178	Silgan Holdings, Inc.	315,998
23,080	Steel Dynamics, Inc.	303,502
5,600	Walter Energy, Inc.	339,136

	Total Materials	5,455,405

Telecommunications Services (0.1%)
39,169	Verizon Communications, Inc.	1,571,460

	Total Telecommunications Services	1,571,460

Utilities (0.2%)
15,200	CMS Energy Corporation	335,616
26,330	Exelon Corporation	1,141,932
37,630	NiSource, Inc.	895,971
20,692	NV Energy, Inc.	338,314
32,300	PNM Resources, Inc.	588,829
14,581	Southwest Gas Corporation	619,547
9,783	UGI Corporation	287,620

	Total Utilities	4,207,829

	Total Common Stock (cost $218,773,626)	226,224,465

Principal Amount	Short-Term Investments (17.7%)[g]
	Federal Home Loan Bank Discount Notes
12,000,000	0.020%, 1/6/2012[h]	11,999,967
45,000,000	0.010%, 1/18/2012[h]	44,999,788
32,000,000	0.015%, 1/20/2012[h]	31,999,747
8,000,000	0.030%, 2/3/2012h	7,999,780
13,000,000	0.011%, 2/8/2012[h]	12,999,852
12,000,000	0.020%, 2/10/2012[h]	11,999,733
15,000,000	0.005%, 2/15/2012[h]	14,999,906
5,000,000	0.010%, 2/17/2012[h,i]	4,999,935
11,000,000	0.022%, 2/22/2012[h,i,j]	10,999,650
16,500,000	0.013%, 3/2/2012[h]	16,499,636
44,000,000	0.015%, 3/7/2012[h]	43,998,790
	Federal Home Loan Mortgage Corporation Discount Notes
3,000,000	0.030%, 1/3/2012[h]	2,999,995
4,000,000	0.030%, 1/9/2012[h]	3,999,973
4,000,000	0.010%, 1/11/2012[h]	3,999,989
13,000,000	0.030%, 1/17/2012[h]	12,999,826
3,000,000	0.030%, 1/23/2012[h]	2,999,945
2,500,000	0.005%, 2/8/2012[h]	2,499,987
14,721,000	0.008%, 2/17/2012[h]	14,720,847
3,000,000	0.015%, 3/5/2012[h]	2,999,920
	Federal National Mortgage Association Discount Notes
14,000,000	0.010%, 1/9/2012[h]	13,999,969
3,000,000	0.010%, 1/11/2012[h]	2,999,992
10,000,000	0.020%, 1/17/2012[h]	9,999,911
12,600,000	0.099%, 2/22/2012[h,j]	12,598,225
50,000,000	0.015%, 3/7/2012[h]	49,998,625
	U.S. Treasury Bills
4,000,000	0.045%, 2/9/2012[j]	3,999,806
	Wal-Mart Stores, Inc.
10,000,000	0.020%, 1/10/2012[c]	9,999,950

	Total Short-Term Investments (at amortized cost)	364,313,744

	Total Investments (cost $2,222,573,373) 106.3%	$2,185,583,960

	Other Assets and Liabilities, Net (6.3%)	(130,317,166)

	Total Net Assets 100.0%	$2,055,266,794

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $25,563,282 or 1.2% of total net assets.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	This security is displayed in shares.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

h	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
i	At December 31, 2011, $2,971,936 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
j	At December 31, 2011, $20,097,919 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$39,856,872
Gross unrealized depreciation	(78,086,680)

Net unrealized appreciation (depreciation)	$(38,229,808)

Cost for federal income tax purposes	$2,223,813,768

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	316,815,855	316,815,855	—	—
Fixed Income Mutual Funds	926,020,944	926,020,944	—	—
Long-Term Fixed Income
Asset-Backed Securities	14,447,518	—	14,447,518	—
Basic Materials	5,465,982	—	5,465,982	—
Capital Goods	1,621,241	—	1,621,241	—
Collateralized Mortgage Obligations	15,370,913	—	15,370,913	—
Commercial Mortgage-Backed Securities	35,811,703	—	35,811,703	—
Communications Services	8,034,101	—	8,034,101	—
Consumer Cyclical	5,128,304	—	5,128,304	—
Consumer Non-Cyclical	16,457,883	—	16,457,883	—
Energy	4,264,649	—	4,264,649	—
Financials	23,369,664	—	23,369,664	—
Foreign Government	689,179	—	689,179	—
Mortgage-Backed Securities	165,721,261	—	165,721,261	—
Technology	361,675	—	361,675	—
Transportation	297,750	—	297,750	—
U.S. Government and Agencies	49,717,592	—	49,717,592	—
Utilities	5,449,537	—	5,449,537	—
Common Stock
Consumer Discretionary	23,616,386	23,616,386	—	—
Consumer Staples	22,628,795	22,628,795	—	—
Energy	21,741,323	21,300,395	440,928	—
Financials	52,197,405	52,197,405	—	—
Health Care	27,484,226	27,484,226	—	—
Industrials	22,787,006	22,787,006	—	—
Information Technology	44,534,630	44,534,630	—	—
Materials	5,455,405	5,455,405	—	—
Telecommunications Services	1,571,460	1,571,460	—	—
Utilities	4,207,829	4,207,829	—	—
Short-Term Investments	364,313,744	—	364,313,744	—

Total	$2,185,583,960	$1,468,620,336	$716,963,624	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	5,301,215	5,301,215	—	—
Credit Default Swaps	444,540	—	444,540	—

Total Asset Derivatives	$5,745,755	$5,301,215	$444,540	$—

Liability Derivatives
Futures Contracts	317,384	317,384	—	—

Total Liability Derivatives	$317,384	$317,384	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Note Futures	(250)	March 2012	($55,116,425)	($55,136,720)	($20,295)
10-Yr. U.S. Treasury Note Futures	1,280	March 2012	166,496,173	167,840,000	1,343,827
20-Yr. U.S. Treasury Bond Futures	645	March 2012	91,624,780	93,404,063	1,779,283
MSCI EAFE Index Mini-Futures	69	March 2012	4,817,701	4,862,429	44,728
Russell 2000 Index Mini-Futures	(77)	March 2012	(5,618,259)	(5,688,760)	(70,501)
S&P 400 Index Mini-Futures	(246)	March 2012	(21,354,992)	(21,581,580)	(226,588)
S&P 500 Index Futures	366	March 2012	112,479,523	114,612,900	2,133,377
Total Futures Contracts					$4,983,831

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 17, 5 Year, at 5.00%; Bank of America	Sell	12/20/2016	$18,865,000	$1,408,813	($1,325,461)	$83,352
CDX HY, Series 17, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Sell	12/20/2016	22,050,000	1,910,428	(1,549,240)	361,188
Total Credit Default Swaps					($2,874,701)	$444,540

1	As the buyer of protection, Moderately Conservative Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderately Conservative Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Moderately Conservative Allocation Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$3,123,110
Total Interest Rate Contracts		3,123,110
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,178,105
Total Equity Contracts		2,178,105
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	444,540
Total Credit Contracts		444,540

Total Asset Derivatives		$5,745,755

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	20,295
Total Interest Rate Contracts		20,295
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	297,089
Total Equity Contracts		297,089

Total Liability Derivatives		$317,384

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Moderately Conservative Allocation Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	5,927,697
Total Equity Contracts		5,927,697
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(3,279)
Total Foreign Exchange Contracts		(3,279)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	813
Futures	Net realized gains/(losses) on Futures contracts	(5,492,545)
Total Interest Rate Contracts		(5,491,732)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	1,077,349
Total Credit Contracts		1,077,349

Total		$1,510,035

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	3,102,815
Total Interest Rate Contracts		3,102,815
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	741,129
Total Equity Contracts		741,129
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	444,540
Total Credit Contracts		444,540

Total		$4,288,484

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$191,567,980	10.5%	N/A	N/A	N/A	N/A
Interest Rate Contracts	104,334,692	5.7	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$6,014	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$15,521,231	0.9%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Real Estate Securities	$28,695,550	$—	$27,620,314	—	$—	$—
Partner Small Cap Value	24,064,028	51,626	—	1,265,037	23,585,482	51,626
Small Cap Stock	20,449,739	—	—	1,614,844	19,363,111	—
Partner Mid Cap Value	28,491,230	61,770	—	2,133,199	26,686,954	61,770
Mid Cap Stock	35,852,618	16,352	—	2,927,221	33,601,569	16,352
Partner Worldwide Allocation	71,557,285	9,838,221	—	9,309,499	68,816,746	1,547,401
Partner International Stock	40,475,646	14,871	—	3,793,944	34,849,649	14,871
Large Cap Growth II	37,077,121	751,749	33,838,862	—	—	52,981
Large Cap Value	80,030,955	18,007	—	7,462,376	77,563,939	18,007
Large Cap Stock	23,174,261	2,739	—	2,726,514	22,113,664	2,739
Equity Income Plus	10,492,477	29,394	—	1,161,468	10,234,741	29,394
High Yield	66,783,491	24,237,465	7,059,699	17,507,627	81,625,810	5,641,567
Income	205,832,967	54,079,308	382,495	25,995,863	262,194,274	10,701,923
Limited Maturity Bond	475,692,869	115,458,489	912,103	60,194,464	582,200,860	12,021,955
Total Value and Income Earned	1,148,670,237				1,242,836,799	30,160,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (96.4%)	Value
Communications Equipment (8.2%)
21,423	Juniper Networks, Inc.[a]	$437,244
36,603	QUALCOMM, Inc.	2,002,184

	Total Communications Equipment	2,439,428

Computers & Peripherals (14.8%)
7,545	Apple, Inc.[a]	3,055,725
36,315	NetApp, Inc.[a]	1,317,145

	Total Computers & Peripherals	4,372,870

Consumer Discretionary (8.4%)
4,269	Amazon.com, Inc.[a]	738,964
20,927	Coinstar, Inc.[a,b]	955,108
35,320	Pandora Media, Inc.[a,b]	353,553
930	Priceline.com, Inc.[a]	434,971

	Total Consumer Discretionary	2,482,596

Electronic Equipment, Instruments & Components (5.8%)
28,305	Amphenol Corporation	1,284,764
15,961	DTS, Inc.[a]	434,778

	Total Electronic Equipment, Instruments & Components	1,719,542

Financials (2.7%)
6,639	IntercontinentalExchange, Inc.[a]	800,331

	Total Financials	800,331

Industrials (1.3%)
22,079	DigitalGlobe, Inc.[a]	377,772

	Total Industrials	377,772

Internet Software & Services (18.7%)
23,824	21Vianet Group, Inc. ADR[a]	217,990
7,440	Equinix, Inc.[a]	754,416
3,304	Google, Inc.[a]	2,134,054
18,291	Groupon, Inc.[a,b]	377,343
8,194	Opnet Technologies, Inc.	300,474
30,444	Rackspace Hosting, Inc.[a,b]	1,309,396
11,410	Yandex NVa	224,777
22,736	Zynga, Inc.[a,b]	213,946

	Total Internet Software & Services	5,532,396

IT Consulting & Services (5.4%)
12,317	Global Payments, Inc.	583,579
40,192	InterXion Holding NVa	540,582
13,732	VeriFone Systems, Inc.[a]	487,761

	Total IT Consulting & Services	1,611,922

Semiconductors & Semiconductor Equipment (10.6%)
15,095	Altera Corporation	560,024
8,940	Cavium, Inc.[a]	254,164
19,326	Intermolecular, Inc.[a]	165,817
51,651	NVIDIA Corporation[a]	715,883
17,674	Texas Instruments, Inc.	514,490
29,176	Xilinx, Inc.	935,383

	Total Semiconductors & Semiconductor Equipment	3,145,761

Software (14.4%)
12,406	Citrix Systems, Inc.[a]	753,292
18,940	Microsoft Corporation	491,682
38,214	Oracle Corporation	980,189
52,165	RealD, Inc.[a,b]	414,190
21,637	Rovi Corporation[a]	531,838
10,698	Salesforce.com, Inc.[a]	1,085,419

	Total Software	4,256,610

Telecommunications Services (6.1%)
13,885	American Tower Corporation	833,239
23,093	SBA Communications Corporation[a]	992,075
	Total Telecommunications Services	1,825,314

	Total Common Stock (cost $25,902,849)	28,564,542

	Collateral Held for Securities Loaned (12.5%)
3,695,344	Thrivent Financial Securities Lending Trust	3,695,344

	Total Collateral Held for Securities Loaned (cost $3,695,344)	3,695,344

	Total Investments (cost $29,598,193) 108.9%	$32,259,886

	Other Assets and Liabilities, Net (8.9%)	(2,644,476)

	Total Net Assets 100.0%	$29,615,410

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,194,921
Gross unrealized depreciation	(2,879,545)

Net unrealized appreciation (depreciation)	$2,315,376

Cost for federal income tax purposes	$29,944,510

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Technology Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	2,439,428	2,439,428	—	—
Computers & Peripherals	4,372,870	4,372,870	—	—
Consumer Discretionary	2,482,596	2,482,596	—	—
Electronic Equipment, Instruments & Components	1,719,542	1,719,542	—	—
Financials	800,331	800,331	—	—
Industrials	377,772	377,772	—	—
Internet Software & Services	5,532,396	5,532,396	—	—
IT Consulting & Services	1,611,922	1,611,922	—	—
Semiconductors & Semiconductor Equipment	3,145,761	3,145,761	—	—
Software	4,256,610	4,256,610	—	—
Telecommunications Services	1,825,314	1,825,314	—	—
Collateral Held for Securities Loaned	3,695,344	3,695,344	—	—

Total	$32,259,886	$32,259,886	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Technology Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$5,439,525	$28,054,049	$29,798,230	3,695,344	$3,695,344	$159,163
Total Value and Income Earned	5,439,525				3,695,344	159,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.7%)	Value
Biotechnology (24.4%)
13,171	Algeta ASA[a]	$335,555
25,100	Amarin Corporation plc ADR[a]	187,999
8,940	Amgen, Inc.	574,037
30,182	ARIAD Pharmaceuticals, Inc.[a]	369,730
6,000	Biogen Idec, Inc.[a]	660,300
7,643	BioMarin Pharmaceutical, Inc.[a]	262,766
23,100	Dendreon Corporation[a]	175,560
13,950	Incyte Corporation[a]	209,390
22,900	InterMune, Inc.[a]	288,540
13,400	Onyx Pharmaceuticals, Inc.[a]	588,930
17,200	Savient Pharmaceuticals, Inc.[a]	38,356
11,345	United Therapeutics Corporation[a]	536,051
5,200	Vertex Pharmaceuticals, Inc.[a]	172,692

	Total Biotechnology	4,399,906

Health Care Equipment (16.3%)
12,500	Covidien plc	562,625
14,433	Dexcom, Inc.[a]	134,371
6,463	Edwards Lifesciences Corporation[a]	456,934
9,389	Given Imaging, Ltd.[a]	163,650
2,898	HeartWare International, Inc.[a]	199,962
10,300	Hologic, Inc.[a]	180,353
11,500	St. Jude Medical, Inc.	394,450
8,747	Thoratec Corporation[a]	293,550
8,162	Varian Medical Systems, Inc.[a]	547,915

	Total Health Care Equipment	2,933,810

Health Care Supplies (3.1%)
23,373	Align Technology, Inc.[a]	554,524

	Total Health Care Supplies	554,524

Pharmaceuticals (54.9%)
37,300	Aspen Pharmacare Holdings, Ltd.[a]	446,532
533,999	CFR Pharmaceuticals SAa	125,508
12,600	Eli Lilly and Company	523,656
61,693	GlaxoSmithKline plc	1,405,765
42,697	Hikma Pharmaceuticals plc	410,605
29,900	Merck & Company, Inc.	1,127,230
34,900	Mylan, Inc.[a]	748,954
25,200	Novartis AG	1,438,745
8,540	Novo Nordisk A/S ADR	984,320
5,400	Perrigo Company	525,420
11,796	Pharmstandard GDR[a]	165,907
8,610	Roche Holding AG	1,456,108
5,071	Sawai Pharmaceutical Company, Ltd.	526,079
	Total Pharmaceuticals	9,884,829

	Total Common Stock (cost $16,231,107)	17,773,069

	Total Investments (cost $16,231,107) 98.7%	$17,773,069

	Other Assets and Liabilities, Net 1.3%	226,643

	Total Net Assets 100.0%	$17,999,712

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,281,838
Gross unrealized depreciation	(757,292)

Net unrealized appreciation (depreciation)	$1,524,546

Cost for federal income tax purposes	$16,248,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	4,399,906	4,064,351	335,555	—
Health Care Equipment	2,933,810	2,933,810	—	—
Health Care Supplies	554,524	554,524	—	—
Pharmaceuticals	9,884,829	4,075,487	5,809,342	—

Total	$17,773,069	$11,628,172	$6,144,897	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Healthcare Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(5,600)
Total Foreign Exchange Contracts		(5,600)

Total		($5,600)

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$39,558	0.2

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (93.8%)	Value
Coal & Consumable Fuels (12.4%)
51,814	Alpha Natural Resources, Inc.[a]	$1,058,560
67,300	Arch Coal, Inc.	976,523
105,977	Patriot Coal Corporation[a]	897,625
29,994	Peabody Energy Corporation	993,102

	Total Coal & Consumable Fuels	3,925,810

Consumer Staples (7.8%)
28,003	Archer-Daniels-Midland Company	800,886
12,810	Bunge, Ltd.	732,732
17,495	Corn Products International, Inc.	920,062

	Total Consumer Staples	2,453,680

Financials (15.3%)
9,735	Boston Properties, Inc.	969,606
16,186	Equity Residential	923,088
7,694	Public Storage, Inc.	1,034,535
7,679	Simon Property Group, Inc.	990,130
11,860	Vornado Realty Trust	911,560

	Total Financials	4,828,919

Integrated Oil & Gas (10.2%)
19,195	BP plc ADR	820,394
7,429	Chevron Corporation	790,446
8,982	Occidental Petroleum Corporation	841,613
31,126	Petroleo Brasileiro SA ADR	773,481

	Total Integrated Oil & Gas	3,225,934

Materials (13.8%)
13,100	Cliffs Natural Resources, Inc.	816,785
30,608	Freeport-McMoRan Copper & Gold, Inc.	1,126,068
9,900	Monsanto Company	693,693
13,700	Mosaic Company	690,891
17,175	Walter Energy, Inc.	1,040,118

	Total Materials	4,367,555

Oil & Gas Drilling (5.4%)
17,204	ENSCO International plc ADR	807,212
52,000	Nabors Industries, Ltd.[a]	901,680

	Total Oil & Gas Drilling	1,708,892

Oil & Gas Equipment & Services (13.3%)
14,191	Baker Hughes, Inc.	690,250
15,520	Cameron International Corporation[a]	763,429
12,801	Dril-Quip, Inc.[a]	842,562
22,695	Global Geophysical Services, Inc.[a]	152,510
12,522	Oil States International, Inc.[a]	956,305
53,200	Weatherford International, Ltd.[a]	778,848

	Total Oil & Gas Equipment & Services	4,183,904

Oil & Gas Exploration & Production (15.6%)
8,288	Apache Corporation	750,727
8,500	EOG Resources, Inc.	837,335
17,000	Newfield Exploration Company[a]	641,410
28,799	Plains Exploration & Production Company[a]	1,057,499
30,100	Swift Energy Company[a]	894,572
25,600	Ultra Petroleum Corporation[a]	758,528

	Total Oil & Gas Exploration & Production	4,940,071

	Total Common Stock (cost $34,917,328)	29,634,765

	Total Investments (cost $34,917,328) 93.8%	$29,634,765

	Other Assets and Liabilities, Net 6.2%	1,967,638

	Total Net Assets 100.0%	$31,602,403

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,418,777
Gross unrealized depreciation	(6,701,340)

Net unrealized appreciation (depreciation)	$(5,282,563)

Cost for federal income tax purposes	$34,917,328

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Natural Resources Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	3,925,810	3,925,810	—	—
Consumer Staples	2,453,680	2,453,680	—	—
Financials	4,828,919	4,828,919	—	—
Integrated Oil & Gas	3,225,934	3,225,934	—	—
Materials	4,367,555	4,367,555	—	—
Oil & Gas Drilling	1,708,892	1,708,892	—	—
Oil & Gas Equipment & Services	4,183,904	4,183,904	—	—
Oil & Gas Exploration & Production	4,940,071	4,940,071	—	—

Total	$29,634,765	$29,634,765	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Natural Resources Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Common Stock Coal & Consumable Fuels	23,611	—	(23,611)	—	—	—	—	—

Total	$23,611	$—	($23,611)	$—	$—	$—	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Natural Resources Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(5,811)
Total Foreign Exchange Contracts		(5,811)

Total		($5,811)

The following table presents Partner Natural Resources Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$23,821	0.1

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.5%)	Value
Brazil (17.3%)
79,072	Banco Bradesco SA ADR	$1,318,921
19,821	Lojas Renner SA	514,413
22,000	Multiplan Empreendimentos Imobiliarios SA	451,370
55,500	Petroleo Brasileiro SA PREF ADR	1,303,695
53,902	Souza Cruz SA	662,036
59,400	Ultrapar Participacoes SA	1,019,350
71,947	Vale SA SP PREF ADR	1,482,108

	Total Brazil	6,751,893

Chile (1.7%)
8,800	Banco Santander Chile SA ADR	666,160

	Total Chile	666,160

China (3.0%)
931,000	PetroChina Company, Ltd.	1,156,144

	Total China	1,156,144

Hong Kong (10.9%)
220,000	AIA Group, Ltd.	684,842
167,000	China Mobile, Ltd.	1,622,502
167,000	Hang Lung Group, Ltd.	913,937
73,000	Swire Pacific, Ltd., Class A	879,543
60,000	Swire Pacific, Ltd., Class B	140,781

	Total Hong Kong	4,241,605

Hungary (1.9%)
5,371	Richter Gedeon Nyrt	753,810

	Total Hungary	753,810

India (12.0%)
60,000	Bharti Airtel, Ltd.	387,697
6,500	GlaxoSmithKline Pharmaceuticals, Ltd.	237,732
2,200	Grasim Industries, Ltd.	103,024
4,350	Grasim Industries, Ltd. GDR	205,347
17,800	Hero Motocorp, Ltd.	638,249
58,000	Hindustan Unilever, Ltd.	444,744
81,050	Housing Development Finance Corporation	994,000
14,000	ICICI Bank, Ltd.	182,028
5,000	ICICI Bank, Ltd. ADR	132,150
15,000	Infosys, Ltd.	780,718
3,900	Infosys, Ltd. ADR	200,382
12,947	Ultra Tech Cement, Ltd.	284,191
2,484	Ultra Tech Cement, Ltd. GDR	54,563

	Total India	4,644,825

Indonesia (3.1%)
146,000	PT Astra International Tbk	1,189,768

	Total Indonesia	1,189,768

Luxembourg (2.4%)
25,100	Tenaris SA ADR	933,218

	Total Luxembourg	933,218

Malaysia (3.0%)
320,000	CIMB Group Holdings Berhad	750,355
96,500	Public Bank Berhad	401,711

	Total Malaysia	1,152,066

Mexico (7.1%)
17,200	Fomento Economico Mexicano SAB de CV ADR	1,199,012
6,800	Grupo Aeroportuario del Sureste SAB de CV ADR	380,392
293,128	Grupo Financiero Banorte SAB de CV ADR	887,490
120,300	Organizacion Soriana SAB de CVa	290,950

	Total Mexico	2,757,844

Philippines (2.4%)
1,523,700	Ayala Land, Inc.	527,511
312,897	Bank of the Philippine Islands	393,864

	Total Philippines	921,375

Poland (1.4%)
13,790	Bank Pekao SA	562,327

	Total Poland	562,327

Russia (2.8%)
20,400	Lukoil ADR	1,079,754

	Total Russia	1,079,754

South Africa (3.9%)
29,047	Massmart Holdings, Ltd.	606,956
99,800	Truworths International, Ltd.	911,869

	Total South Africa	1,518,825

South Korea (5.9%)
1,670	E-Mart Company, Ltd.[a]	403,824
2,250	Samsung Electronics Company, Ltd.	1,304,018
1,570	Samsung Electronics Company, Ltd. GDR	450,130
589	Shinsegae Company, Ltd.[a]	125,400

	Total South Korea	2,283,372

Taiwan (5.4%)
168,400	Taiwan Mobile Company, Ltd.	524,660
635,499	Taiwan Semiconductor Manufacturing Company, Ltd.	1,587,858

	Total Taiwan	2,112,518

Thailand (5.5%)
165,000	PTT Exploration & Production pcl	879,964
64,400	Siam Cement pcl	745,970
133,600	Siam Commercial Bank pcl	492,397

	Total Thailand	2,118,331

Turkey (4.2%)
262,833	Akbank TAS	832,897
17,799	BIM Birlesik Magazalar AS	492,879
101,000	Turkiye Garanti Bankasi AS	313,986

	Total Turkey	1,639,762

United Kingdom (3.6%)
14,825	SABMiller plc	518,831

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.5%)	Value
United Kingdom (3.6%) - continued
39,950	Standard Chartered plc	$873,825

	Total United Kingdom	1,392,656

	Total Common Stock (cost $36,828,169)	37,876,253

	Total Investments (cost $36,828,169) 97.5%	$37,876,253

	Other Assets and Liabilities, Net 2.5%	977,319

	Total Net Assets 100.0%	$38,853,572

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,587,753
Gross unrealized depreciation	(3,574,951)

Net unrealized appreciation (depreciation)	$1,012,802

Cost for federal income tax purposes	$36,863,451

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Emerging Markets Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	4,074,473	—	4,074,473	—
Consumer Staples	3,924,458	1,199,012	2,725,446	—
Energy	6,372,125	3,316,667	3,055,458	—
Financials	10,928,401	2,117,231	8,811,170	—
Health Care	991,542	—	991,542	—
Industrials	3,245,181	719,146	2,526,035	—
Information Technology	4,323,106	650,512	3,672,594	—
Materials	1,482,108	1,482,108	—	—
Telecommunications Services	2,534,859	—	2,534,859	—

Total	$37,876,253	$9,484,676	$28,391,577	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Foreign Currency Forward Contracts	254	—	254	—

Total Asset Derivatives	$254	$—	$254	$—

Liability Derivatives
Foreign Currency Forward Contracts	78	–	78	–

Total Liability Derivatives	$78	$–	$78	$–

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
South African Rand	SSB	227,930	1/3/2012 -1/6/2012	$27,981	$28,235	$254
Total Purchases				$27,981	$28,235	$254
Sales
Brazilian Real	SSB	33,414	1/3/2012	$17,836	$17,914	($78)
Total Sales				$17,836	$17,914	($78)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$176

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Partner Emerging Markets Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	254
Total Foreign Exchange Contracts		254

Total Asset Derivatives		$254

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	78
Total Foreign Exchange Contracts		78

Total Liability Derivatives		$78

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Emerging Markets Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	11,580
Total Foreign Exchange Contracts		11,580

Total		$11,580

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Partner Emerging Markets Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	176
Total Foreign Exchange Contracts		176

Total		$176

The following table presents Partner Emerging Markets Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$26,768	0.1

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (99.4%)	Value
Diversified Real Estate Activities (0.1%)
5,019	Brookfield Asset Management, Inc.	$137,922

	Total Diversified Real Estate Activities	137,922

Diversified REITS (6.2%)
11,292	American Assets Trust, Inc.	231,599
22,057	Colonial Properties Trust	460,109
7,032	Excel Trust, Inc.	84,384
32,643	Liberty Property Trust	1,008,016
5,270	PS Business Parks, Inc.	292,116
13,922	Retail Opportunity Investments Corporation	164,836
53,750	Vornado Realty Trust	4,131,225
10,515	Washington Real Estate Investment Trust	287,585
2,603	Winthrop Realty Trust	26,473

	Total Diversified REITS	6,686,343

Hotels, Resorts & Cruise Lines (1.0%)
2,908	Gaylord Entertainment Company[a]	70,199
1,500	Hyatt Hotels Corporation[a]	56,460
6,580	Marriott International, Inc.	191,939
11,826	Starwood Hotels & Resorts Worldwide, Inc.	567,293
11,457	Summit Hotel Properties, Inc.	108,154
2,752	Wyndham Worldwide Corporation	104,108

	Total Hotels, Resorts & Cruise Lines	1,098,153

Industrial REITS (5.1%)
68,116	DCT Industrial Trust, Inc.	348,754
24,290	DuPont Fabros Technology, Inc.	588,304
8,624	EastGroup Properties, Inc.	374,971
14,246	First Industrial Realty Trust, Inc.[a]	145,737
11,126	First Potomac Realty Trust	145,194
135,273	Prologis, Inc.	3,867,455

	Total Industrial REITS	5,470,415

Mortgage REITS (1.0%)
28,813	American Capital Agency Corporation	809,069
3,584	Colony Financial, Inc.	56,305
4,040	CreXus Investment Corporation	41,935
19,090	Two Harbors Investment Corporation	176,391

	Total Mortgage REITS	1,083,700

Office REITS (15.5%)
24,062	Alexandria Real Estate Equities, Inc.	1,659,556
42,462	BioMed Realty Trust, Inc.	767,713
48,224	Boston Properties, Inc.	4,803,110
44,380	Brandywine Realty Trust	421,610
9,455	CommonWealth REIT	157,331
5,646	Coresite Realty Corporation	100,612
15,807	Corporate Office Properties Trust	336,057
35,818	Digital Realty Trust, Inc.	2,387,986
45,357	Douglas Emmett, Inc.	827,312
64,170	Duke Realty Corporation	773,249
7,379	Government Properties Income Trust	166,396
19,612	Highwoods Properties, Inc.	581,888
2,249	Hudson Pacific Properties, Inc.	31,846
20,813	Kilroy Realty Corporation	792,351
17,555	Lexington Realty Trust	131,487
25,305	Mack-Cali Realty Corporation	675,390
6,963	Piedmont Office Realty Trust, Inc.	118,650
30,777	SL Green Realty Corporation	2,050,979

	Total Office REITS	16,783,523

Real Estate Operating Companies (0.7%)
32,357	Brookfield Office Properties, Inc.	506,064
20,743	Forest City Enterprises, Inc.[a]	245,182

	Total Real Estate Operating Companies	751,246

Real Estate Services (0.1%)
6,993	CBRE Group, Inc.[a]	106,433

	Total Real Estate Services	106,433

Residential REITS (18.7%)
26,503	American Campus Communities, Inc.	1,112,066
40,184	Apartment Investment & Management Company	920,616
11,659	Associated Estates Realty Corporation	185,961
30,549	AvalonBay Communities, Inc.	3,989,699
22,257	BRE Properties, Inc.	1,123,533
25,651	Camden Property Trust	1,596,518
6,626	Campus Crest Communities, Inc.	66,658
24,814	Education Realty Trust, Inc.	253,847
15,439	Equity Lifestyle Properties, Inc.	1,029,627
86,940	Equity Residential	4,958,188
11,499	Essex Property Trust, Inc.	1,615,725
12,887	Home Properties, Inc.	741,905
10,034	Mid-America Apartment Communities, Inc.	627,627
14,435	Post Properties, Inc.	631,098
1,917	Sun Communities, Inc.	70,028
49,894	UDR, Inc.	1,252,339

	Total Residential REITS	20,175,435

Retail REITS (24.8%)
16,763	Acadia Realty Trust	337,607
38,739	CBL & Associates Properties, Inc.	608,202
88,656	DDR Corporation	1,078,944
11,717	Equity One, Inc.	198,955
17,195	Federal Realty Investment Trust	1,560,446
108,605	General Growth Properties, Inc.	1,631,247
32,724	Glimcher Realty Trust	301,061
13,832	Inland Real Estate Corporation	105,262
106,087	Kimco Realty Corporation	1,722,853
19,197	Kite Realty Group Trust	86,578
41,166	Macerich Company	2,083,000
27,186	National Retail Properties, Inc.	717,167
5,526	Pennsylvania Real Estate Investment Trust	57,691
13,348	Ramco-Gershenson Properties Trust	131,211
8,282	Realty Income Corporation	289,539
25,692	Regency Centers Corporation	966,533

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (99.4%)	Value
Retail REITS (24.8%) - continued
2,138	Saul Centers, Inc.	$75,728
95,561	Simon Property Group, Inc.	12,321,635
29,863	Tanger Factory Outlet Centers, Inc.	875,583
15,741	Taubman Centers, Inc.	977,516
29,642	Weingarten Realty Investors	646,788

	Total Retail REITS	26,773,546

Specialized REITS (26.2%)
3,000	American Tower Corporation	180,030
27,478	Ashford Hospitality Trust, Inc.	219,824
6,227	Chatham Lodging Trust	67,127
11,233	Chesapeake Lodging Trust	173,662
13,176	Cogdell Spencer, Inc.	55,998
3,438	Cohen & Steers Quality Income Realty Fund, Inc.	29,120
40,872	CubeSmart	434,878
58,995	DiamondRock Hospitality Company	568,712
15,183	Entertainment Properties Trust	663,649
33,870	Extra Space Storage, Inc.	820,670
28,843	FelCor Lodging Trust, Inc.[a]	87,971
103,644	HCP, Inc.	4,293,971
56,994	Health Care REIT, Inc.	3,107,883
15,612	Healthcare Realty Trust, Inc.	290,227
48,647	Hersha Hospitality Trust	237,397
22,249	Hospitality Properties Trust	511,282
215,940	Host Hotels & Resorts, Inc.	3,189,434
24,640	LaSalle Hotel Properties	596,535
4,472	LTC Properties, Inc.	138,006
19,414	Medical Properties Trust, Inc.	191,616
23,861	Omega Healthcare Investors, Inc.	461,710
13,608	Pebblebrook Hotel Trust	261,002
6,965	Plum Creek Timber Company, Inc.	254,641
39,483	Public Storage, Inc.	5,308,884
10,494	Rayonier, Inc. REIT	468,347
8,241	RLJ Lodging Trust	138,696
5,792	Sabra Healthcare REIT, Inc.	70,025
43,066	Senior Housing Property Trust	966,401
3,099	Sovran Self Storage, Inc.	132,234
30,674	Strategic Hotel Capital, Inc.[a]	164,719
34,274	Sunstone Hotel Investors, Inc.[a]	279,333
71,420	Ventas, Inc.	3,937,385

	Total Specialized REITS	28,301,369

	Total Common Stock (cost $129,063,605)	107,368,085

	Total Investments (cost $129,063,605) 99.4%	$107,368,085

	Other Assets and Liabilities, Net 0.6%	597,914

	Total Net Assets 100.0%	$107,965,999

a	Non-income producing security.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,991,244
Gross unrealized depreciation	(33,725,036)

Net unrealized appreciation (depreciation)	$(21,733,792)

Cost for federal income tax purposes	$129,101,877

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Real Estate Securities Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified Real Estate Activities	137,922	137,922	—	—
Diversified REITS	6,686,343	6,686,343	—	—
Hotels, Resorts & Cruise Lines	1,098,153	1,098,153	—	—
Industrial REITS	5,470,415	5,470,415	—	—
Mortgage REITS	1,083,700	1,083,700	—	—
Office REITS	16,783,523	16,783,523	—	—
Real Estate Operating Companies	751,246	751,246	—	—
Real Estate Services	106,433	106,433	—	—
Residential REITS	20,175,435	20,175,435	—	—
Retail REITS	26,773,546	26,773,546	—	—
Specialized REITS	28,301,369	28,301,369	—	—

Total	$107,368,085	$107,368,085	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Real Estate Securities Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(5)
Total Foreign Exchange Contracts		(5)

Total		($5)

Real Estate Securities Portfolio’s average volume of derivative activity for foreign exchange contracts during the period was <0.1% of average net assets.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$28,278,375	$184,152,648	$212,431,023	—	$—	$45,529
Total Value and Income Earned	28,278,375				—	45,529

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (81.4%)	Value
Alternative Carriers (2.9%)
3,950	Lumos Networks Corporation	$60,593
13,307	TW Telecom, Inc.[a]	257,890

	Total Alternative Carriers	318,483

Consumer Discretionary (4.3%)
10,455	Comcast Corporation	247,888
3,633	Time Warner Cable, Inc.	230,950

	Total Consumer Discretionary	478,838

Electric Utilities (26.4%)
3,700	American Electric Power Company, Inc.	152,847
7,375	Cleco Corporation	280,988
3,456	Edison International, Inc.	143,078
3,300	Exelon Corporation	143,121
3,200	FirstEnergy Corporation	141,760
14,300	Great Plains Energy, Inc.	311,454
9,600	IDACORP, Inc.	407,136
3,717	ITC Holdings Corporation	282,046
2,316	NextEra Energy, Inc.	140,998
22,740	NV Energy, Inc.	371,799
22,784	PNM Resources, Inc.	415,352
4,800	PPL Corporation	141,216

	Total Electric Utilities	2,931,795

Energy (2.4%)
5,294	Energen Corporation	264,700

	Total Energy	264,700

Gas Utilities (11.0%)
6,345	AGL Resources, Inc.	268,140
7,100	Laclede Group, Inc.	287,337
8,653	Southwest Gas Corporation	367,666
10,349	UGI Corporation	304,260

	Total Gas Utilities	1,227,403

Independent Power Producers & Energy Traders (9.9%)
9,901	AES Corporation[a]	117,228
22,175	Calpine Corporation[a]	362,118
8,095	Constellation Energy Group, Inc.	321,128
16,500	NRG Energy, Inc.[a]	298,980

	Total Independent Power Producers & Energy Traders	1,099,454

Multi-Utilities (18.6%)
8,578	Alliant Energy Corporation	378,376
11,059	Avista Corporation	284,769
17,383	CMS Energy Corporation	383,817
2,815	Dominion Resources, Inc.	149,420
5,269	DTE Energy Company	286,897
5,121	OGE Energy Corporation	290,412
4,100	Public Service Enterprise Group, Inc.	135,341
5,878	Xcel Energy, Inc.	162,468

	Total Multi-Utilities	2,071,500

Water Utilities (2.6%)
9,087	American Water Works Company, Inc.	289,512

	Total Water Utilities	289,512

Wireless Telecommunication Services (3.3%)
3,950	NTELOS Holdings Corporation	80,501
6,714	SBA Communications Corporation[a]	288,433

	Total Wireless Telecommunication Services	368,934

	Total Common Stock (cost $8,277,626)	9,050,619

	Total Investments (cost $8,277,626) 81.4%	$9,050,619

	Other Assets and Liabilities, Net 18.6%	2,067,928

	Total Net Assets 100.0%	$11,118,547

a	Non-income producing security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,004,163
Gross unrealized depreciation	(231,170)

Net unrealized appreciation (depreciation)	$772,993

Cost for federal income tax purposes	$8,277,626

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Utilities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Alternative Carriers	318,483	318,483	—	—
Consumer Discretionary	478,838	478,838	—	—
Electric Utilities	2,931,795	2,931,795	—	—
Energy	264,700	264,700	—	—
Gas Utilities	1,227,403	1,227,403	—	—
Independent Power Producers & Energy Traders	1,099,454	1,099,454	—	—
Multi-Utilities	2,071,500	2,071,500	—	—
Water Utilities	289,512	289,512	—	—
Wireless Telecommunication Services	368,934	368,934	—	—

Total	$9,050,619	$9,050,619	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	2,175
Total Foreign Exchange Contracts		2,175

Total		$2,175

The following table presents Partner Utilities Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)

Foreign Exchange Contracts	$2,180	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.8%)	Value
Consumer Discretionary (16.7%)
11,480	Aeropostale, Inc.[a]	$175,070
15,320	Ann, Inc.[a]	379,630
21,660	Big Lots, Inc.[a]	817,882
29,450	BJ's Restaurants, Inc.[a]	1,334,674
17,970	Body Central Corporation[a]	448,531
56,092	Bravo Brio Restaurant Group, Inc.[a]	961,978
45,900	Bridgepoint Education, Inc.[a,b]	1,055,700
80,710	Brunswick Corporation	1,457,623
6,900	Buffalo Wild Wings, Inc.[a]	465,819
9,600	Children's Place Retail Stores, Inc.[a]	509,952
9,970	Cracker Barrel Old Country Store, Inc.	502,588
81,750	Crocs, Inc.[a]	1,207,448
13,440	Deckers Outdoor Corporation[a]	1,015,661
22,540	DSW, Inc.	996,493
59,100	Express, Inc.[a]	1,178,454
106,570	Finish Line, Inc.	2,055,202
47,072	Gaylord Entertainment Company[a,b]	1,136,318
54,010	GNC Holdings, Inc.[a,b]	1,563,589
8,110	Imax Corporation[a,b]	148,656
6,690	Joseph A. Bank Clothiers, Inc.[a,b]	326,204
10,610	Krispy Kreme Doughnuts, Inc.[a]	69,389
57,280	Meritage Homes Corporation[a]	1,328,323
9,310	Oxford Industries, Inc.	420,067
154,730	Saks, Inc.[a,b]	1,508,617
170,360	Scientific Games Corporation[a]	1,652,492
19,500	Select Comfort Corporation[a]	422,955
12,770	Skullcandy, Inc.[a,b]	159,880
11,230	SodaStream International, Ltd.[a,b]	367,109
96,460	Sonic Automotive, Inc.[b]	1,428,573
43,090	Sotheby's Holdings, Inc.	1,229,358
44,460	Steven Madden, Ltd.[a]	1,533,870
42,520	Tenneco, Inc.[a]	1,266,246
46,910	True Religion Apparel, Inc.[a]	1,622,148
6,330	Ulta Salon Cosmetics & Fragrance, Inc.[a]	410,944
37,330	Vera Bradley, Inc.[a,b]	1,203,892
16,750	Vitamin Shoppe, Inc.[a]	667,990

	Total Consumer Discretionary	33,029,325

Consumer Staples (2.6%)
8,620	B&G Foods, Inc.	207,483
1,340	Boston Beer Company, Inc.[a,b]	145,470
42,080	Hain Celestial Group, Inc.[a]	1,542,653
14,650	TreeHouse Foods, Inc.[a]	957,817
55,950	United Natural Foods, Inc.[a]	2,238,560

	Total Consumer Staples	5,091,983

Energy (8.4%)
22,040	Basic Energy Services, Inc.[a]	434,188
17,860	Berry Petroleum Company	750,477
7,960	C&J Energy Services, Inc.[a,b]	166,603
70,240	Carrizo Oil & Gas, Inc.[a]	1,850,824
48,570	CVR Energy, Inc.[a]	909,716
23,960	Dril-Quip, Inc.[a]	1,577,047
56,790	Energy XXI, Ltd.[a]	1,810,465
9,850	GeoResources, Inc.[a,b]	288,704
58,830	Gulfport Energy Corporation[a]	1,732,544
14,960	James River Coal Company[a,b]	103,523
121,943	Key Energy Services, Inc.[a]	1,886,458
20,590	Kodiak Oil & Gas Corporation[a,b]	195,605
9,550	Lufkin Industries, Inc.	642,810
80,010	Northern Oil and Gas, Inc.[a,b]	1,918,640
30,810	Rex Energy Corporation[a]	454,756
61,957	Swift Energy Company[a]	1,841,362

	Total Energy	16,563,722

Financials (6.6%)
34,310	Alterra Capital Holdings, Ltd.	810,745
46,126	Bank of the Ozarks, Inc.[b]	1,366,713
32,950	Extra Space Storage, Inc.	798,379
4,240	IBERIABANK Corporation	209,032
63,209	Knight Capital Group, Inc.[a]	747,130
33,110	LaSalle Hotel Properties	801,593
38,450	MarketAxess Holdings, Inc.	1,157,730
94,210	Ocwen Financial Corporation[a]	1,364,161
60,190	Oritani Financial Corporation	768,626
20,250	Signature Bank[a]	1,214,798
7,220	Sovran Self Storage, Inc.	308,078
89,020	Symetra Financial Corporation	807,411
49,490	Tanger Factory Outlet Centers, Inc.	1,451,047
36,130	Texas Capital Bancshares, Inc.[a]	1,105,939
16,970	Umpqua Holdings Corporation	210,258

	Total Financials	13,121,640

Health Care (18.8%)
35,420	Acadia Healthcare Company, Inc.[a]	353,137
26,570	Achillion Pharmaceuticals, Inc.[a]	202,463
16,190	Air Methods Corporation[a]	1,367,246
94,854	Akorn, Inc.[a]	1,054,776
27,590	Align Technology, Inc.[a]	654,573
8,990	AMERIGROUP Corporation[a]	531,129
3,100	Analogic Corporation	177,692
88,590	ARIAD Pharmaceuticals, Inc.[a]	1,085,228
27,380	ArthroCare Corporation[a]	867,398
15,320	Aveo Pharmaceuticals, Inc.[a,b]	263,504
39,110	Bruker Corporation[a]	485,746
40,420	Catalyst Health Solutions, Inc.[a]	2,101,840
51,320	Cepheid, Inc.[a]	1,765,921
7,120	Computer Programs and Systems, Inc.	363,903
56,000	Cubist Pharmaceuticals, Inc.[a]	2,218,720
12,980	Cyberonics, Inc.[a]	434,830
35,740	Healthspring, Inc.[a]	1,949,260
67,771	HMS Holdings Corporation[a]	2,167,317
45,760	Impax Laboratories, Inc.[a]	922,979
54,120	Incyte Corporation[a,b]	812,341
40,690	Ironwood Pharmaceuticals, Inc.[a]	487,059
19,570	Mednax, Inc.[a]	1,409,236
72,010	NxStage Medical, Inc.[a,b]	1,280,338
39,390	Onyx Pharmaceuticals, Inc.[a]	1,731,191
40,850	Optimer Pharmaceuticals, Inc.[a,b]	500,004
9,650	Orthofix International NVa	339,970
12,940	PAREXEL International Corporation[a]	268,376
64,800	PSS World Medical, Inc.[a]	1,567,512
4,650	QLT, Inc.[a]	33,480
44,960	Quality Systems, Inc.	1,663,070
65,790	Questcor Pharmaceuticals, Inc.[a]	2,735,548
25,530	Salix Pharmaceuticals, Ltd.[a]	1,221,610
24,290	Sirona Dental Systems, Inc.[a]	1,069,732

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.8%)	Value
Health Care (18.8%) - continued
12,280	SXC Health Solutions Corporation[a]	$693,574
48,550	Universal American Corporation	617,071
33,160	Wellcare Health Plans, Inc.[a]	1,740,900

	Total Health Care	37,138,674

Industrials (17.7%)
16,480	Alaska Air Group, Inc.[a]	1,237,483
126,970	Avis Budget Group, Inc.[a]	1,361,118
37,380	Belden, Inc.	1,244,006
26,580	Chart Industries, Inc.[a]	1,437,181
51,170	Clean Harbors, Inc.[a]	3,261,064
33,700	Copa Holdings SA	1,977,179
12,920	EnPro Industries, Inc.[a]	426,102
6,490	ESCO Technologies, Inc.	186,782
49,360	Genesee & Wyoming, Inc.[a]	2,990,229
116,770	GrafTech International, Ltd.[a]	1,593,911
26,760	Greenbrier Companies, Inc.[a]	649,733
46,960	Healthcare Services Group, Inc.	830,722
21,600	Heico Corporation[b]	1,263,168
28,630	Herman Miller, Inc.	528,223
72,290	Hexcel Corporation[a]	1,750,141
58,210	Hub Group, Inc.[a]	1,887,750
18,690	Huron Consulting Group, Inc.[a]	724,051
11,080	Kforce, Inc.[a]	136,616
6,450	Middleby Corporation[a]	606,558
33,430	Old Dominion Freight Line, Inc.[a]	1,354,918
26,190	Polypore International, Inc.[a]	1,152,098
3,330	RBC Bearings, Inc.[a]	138,861
9,803	Robbins & Myers, Inc.	475,936
12,860	Titan International, Inc.[b]	250,256
46,140	Triumph Group, Inc.[b]	2,696,883
106,980	TrueBlue, Inc.[a]	1,484,882
32,850	WESCO International, Inc.[a]	1,741,378
40,376	Woodward, Inc.	1,652,590

	Total Industrials	35,039,819

Information Technology (22.3%)
29,830	ADTRAN, Inc.	899,673
36,230	Allot Communications, Ltd.[a]	550,696
34,220	Ancestry.com, Inc.[a,b]	785,691
29,360	Anixter International, Inc.[a]	1,751,030
11,000	ANSYS, Inc.[a]	630,080
69,730	Ariba, Inc.[a]	1,958,019
36,840	Aruba Networks, Inc.[a,b]	682,277
38,500	Bankrate, Inc.[a]	827,750
17,920	Bottomline Technologies, Inc.[a]	415,206
52,450	Broadsoft, Inc.[a,b]	1,583,990
65,520	Cavium, Inc.[a]	1,862,734
57,397	Ceva, Inc.[a]	1,736,833
134,920	Cirrus Logic, Inc.[a]	2,138,482
18,630	Cognex Corporation	666,768
6,470	Coherent, Inc.[a]	338,187
33,540	Concur Technologies, Inc.[a,b]	1,703,497
22,470	Electronics for Imaging, Inc.[a]	320,198
89,780	Fairchild Semiconductor International, Inc.[a]	1,080,951
77,180	Finisar Corporation[a,b]	1,292,379
30,100	GSI Group, Inc.[a]	307,923
31,786	Heartland Payment Systems, Inc.	774,307
2,220	Hittite Microwave Corporation[a]	109,624
8,580	Imperva, Inc.[a]	298,670
45,550	Intermolecular, Inc.[a]	390,819
34,530	Jack Henry & Associates, Inc.	1,160,553
15,630	Kenexa Corporation[a]	417,321
6,980	Liquidity Services, Inc.[a]	257,562
30,180	MAXIMUS, Inc.	1,247,943
64,418	NETGEAR, Inc.[a]	2,162,512
4,020	Opnet Technologies, Inc.	147,413
29,590	Plexus Corporation[a]	810,174
32,220	Power Integrations, Inc.[b]	1,068,415
61,310	QLIK Technologies, Inc.[a]	1,483,702
11,190	Rofin-Sinar Technologies, Inc.[a]	255,692
134,700	Sapient Corporation	1,697,220
57,970	Semtech Corporation[a]	1,438,815
31,260	SuccessFactors, Inc.[a]	1,246,336
67,770	Synchronoss Technologies, Inc.[a,b]	2,047,332
78,770	Taleo Corporation[a]	3,047,611
88,590	Teradyne, Inc.[a]	1,207,482
47,120	Ultratech, Inc.[a]	1,157,738

	Total Information Technology	43,959,605

Materials (3.9%)
41,650	Allied Nevada Gold Corporation[a]	1,261,162
108,330	Century Aluminum Company[a]	921,888
83,860	Chemtura Corporation[a]	950,973
4,730	Domtar Corporation	378,211
16,260	KapStone Paper and Packaging Corporation[a]	255,932
173,940	Louisiana-Pacific Corporation[a]	1,403,696
18,400	LSB Industries, Inc.[a]	515,752
18,400	Noranda Aluminum Holding Corporation	151,800
16,879	Rock-Tenn Company	973,918
141,790	Thompson Creek Metals Company, Inc.[a]	986,858

	Total Materials	7,800,190

Telecommunications Services (0.7%)
5,820	AboveNet, Inc.[a]	378,358
54,050	Cogent Communications Group, Inc.[a]	912,905

	Total Telecommunications Services	1,291,263

Utilities (0.1%)
6,102	Artesian Resources Corporation[b]	114,901

	Total Utilities	114,901

	Total Common Stock (cost $174,363,798)	193,151,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Shares	Collateral Held for Securities Loaned (10.4%)	Value
20,479,131	Thrivent Financial Securities Lending Trust	$20,479,131

	Total Collateral Held for Securities Loaned (cost $20,479,131)	20,479,131

	Total Investments (cost $194,842,929) 108.2%	$213,630,253

	Other Assets and Liabilities, Net (8.2%)	(16,139,827)

	Total Net Assets 100.0%	$197,490,426

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$26,740,949
Gross unrealized depreciation	(8,664,808)

Net unrealized appreciation (depreciation)	$18,076,141
Cost for federal income tax purposes	$195,554,112

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	33,029,325	33,029,325	—	—
Consumer Staples	5,091,983	5,091,983	—	—
Energy	16,563,722	16,563,722	—	—
Financials	13,121,640	13,121,640	—	—
Health Care	37,138,674	37,138,674	—	—
Industrials	35,039,819	35,039,819	—	—
Information Technology	43,959,605	43,959,605	—	—
Materials	7,800,190	7,800,190	—	—
Telecommunications Services	1,291,263	1,291,263	—	—
Utilities	114,901	114,901	—	—
Collateral Held for Securities Loaned	20,479,131	20,479,131	—	—

Total	$213,630,253	$213,630,253	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$29,124,371	$143,811,858	$152,457,098	20,479,131	$20,479,131	$126,593
Total Value and Income Earned	29,124,371				20,479,131	126,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.1%)	Value
Consumer Discretionary (13.0%)
210,600	Aaron’s, Inc.	$5,618,808
31,500	Ascent Capital Group, Inc., LLC[a]	1,597,680
27,000	Brunswick Corporation	487,620
53,500	CSS Industries, Inc.	1,065,720
59,100	Dorman Products, Inc.[a]	2,182,563
100,000	Drew Industries, Inc.[a]	2,453,000
60,000	Ethan Allen Interiors, Inc.[b]	1,422,600
86,300	Fred’s, Inc.[b]	1,258,254
96,000	Haverty Furniture Companies, Inc.	1,054,080
42,000	Hooker Furniture Corporation	481,740
68,000	M/I Homes, Inc.[a]	652,800
91,000	MarineMax, Inc.[a,b]	593,320
56,500	Matthews International Corporation	1,775,795
74,600	Men’s Wearhouse, Inc.	2,417,786
106,600	Meritage Homes Corporation[a]	2,472,054
212,000	Orient-Express Hotels, Ltd.[a]	1,583,640
274,600	Sealy Corporation[a,b]	472,312
150,000	Shiloh Industries, Inc.[a]	1,257,000
62,100	Stanley Furniture Company, Inc.[a]	186,300
161,000	Stein Mart, Inc.[a]	1,096,410
52,000	Steven Madden, Ltd.[a]	1,794,000
76,300	Winnebago Industries, Inc.[a]	563,094

	Total Consumer Discretionary	32,486,576

Consumer Staples (0.6%)
242,300	Alliance One International, Inc.[a]	659,056
28,300	Nash Finch Company	828,624

	Total Consumer Staples	1,487,680

Energy (4.7%)
8,800	Atwood Oceanics, Inc.[a]	350,152
7,900	Carbo Ceramics, Inc.	974,307
93,000	Cloud Peak Energy, Inc.[a]	1,796,760
66,000	Forest Oil Corporation[a]	894,300
88,000	Gulf Island Fabrication, Inc.	2,570,480
143,000	Hercules Offshore, Inc.[a]	634,920
38,586	Lone Pine Resources, Inc.[a]	270,488
25,900	Overseas Shipholding Group, Inc.[b]	283,087
92,000	Penn Virginia Corporation	486,680
63,500	Swift Energy Company[a]	1,887,220
181,000	Tetra Technologies, Inc.[a]	1,690,540

	Total Energy	11,838,934

Financials (22.4%)
86,300	Alterra Capital Holdings, Ltd.	2,039,269
197,000	Ares Capital Corporation	3,043,650
188,000	CBL & Associates Properties, Inc.[b]	2,951,600
141,500	Cedar Realty Trust, Inc.	609,865
69,900	Columbia Banking System, Inc.	1,346,973
35,000	Compass Diversified Trust[b]	433,650
86,000	Cousins Properties, Inc.	551,260
108,800	East West Bancorp, Inc.	2,148,800
48,500	Employers Holdings, Inc.	877,365
36,800	First Opportunity Fund, Inc.[a]	228,896
77,500	First Potomac Realty Trust	1,011,375
100,000	Glacier Bancorp, Inc.[b]	1,203,000
77,000	Hatteras Financial Corporation[b]	2,030,490
128,000	Hercules Technology Growth Capital, Inc.	1,208,320
81,000	Home Bancshares, Inc.	2,098,710
26,900	iShares Russell 2000 Value Index Fund[b]	1,765,716
56,400	JMP Group, Inc.	403,260
57,600	Kilroy Realty Corporation	2,192,832
277,000	Kite Realty Group Trust	1,249,270
86,000	LaSalle Hotel Properties	2,082,060
3,800	Markel Corporation[a]	1,575,746
103,000	Meadowbrook Insurance Group, Inc.	1,100,040
76,200	National Interstate Corporation	1,879,854
43,000	Pebblebrook Hotel Trust	824,740
179,000	PennantPark Investment Corporation[b]	1,806,110
25,300	Piper Jaffray Companies[a]	511,060
39,000	Potlatch Corporation	1,213,290
69,300	ProAssurance Corporation	5,531,526
159,000	Redwood Trust, Inc.	1,618,620
130,000	Safeguard Scientifics, Inc.[a]	2,052,700
114,000	Sandy Spring Bancorp, Inc.	2,000,700
53,300	SeaBright Holdings, Inc.	407,745
53,000	SVB Financial Group[a]	2,527,570
300,000	Western Alliance Bancorp[a]	1,869,000
63,000	Wintrust Financial Corporation	1,767,150

	Total Financials	56,162,212

Health Care (4.9%)
37,800	Angiodynamics, Inc.[a]	559,818
6,700	Atrion Corporation	1,609,541
50,700	Infinity Pharmaceuticals, Inc.[a,b]	448,188
842,100	Lexicon Pharmaceuticals, Inc.[a,b]	1,086,309
32,500	National Healthcare Corporation	1,361,750
110,500	Owens & Minor, Inc.	3,070,795
90,500	Triple-S Management Corporation[a]	1,811,810
61,100	West Pharmaceutical Services, Inc.[b]	2,318,745

	Total Health Care	12,266,956

Industrials (26.7%)
57,500	A.O. Smith Corporation	2,306,900
95,000	Aegion Corporation[a]	1,457,300
35,800	Alaska Air Group, Inc.[a]	2,688,222
38,700	Applied Industrial Technologies, Inc.	1,361,079
22,800	Astec Industries, Inc.[a]	734,388
148,000	Beacon Roofing Supply, Inc.[a]	2,994,040
57,000	Belden, Inc.	1,896,960
25,500	Cascade Corporation	1,202,835
19,300	Circor International, Inc.	681,483
31,000	Colfax Corporation[a,b]	882,880
87,200	Comfort Systems USA, Inc.	934,784
35,000	Courier Corporation	410,550
67,500	Dolan Company[a]	575,100
17,400	Franklin Electric Company, Inc.	757,944
22,800	FTI Consulting, Inc.[a]	967,176
63,000	G & K Services, Inc.	1,833,930
84,400	Genesee & Wyoming, Inc.[a]	5,112,952
107,100	Gibraltar Industries, Inc.[a]	1,495,116
113,000	Greenbrier Companies, Inc.[a]	2,743,640
64,500	Hub Group, Inc.[a]	2,091,735
54,300	IDEX Corporation	2,015,073
48,500	Kaman Corporation	1,325,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.1%)	Value
Industrials (26.7%) - continued
95,800	Kforce, Inc.[a]	$1,181,214
84,800	Kirby Corporation[a]	5,583,232
56,000	Kratos Defense & Security Solutions, Inc.[a,b]	334,320
114,000	McGrath Rentcorp	3,304,860
40,800	Mine Safety Appliances Company	1,351,296
120,000	Navigant Consulting, Inc.[a]	1,369,200
59,000	Nordson Corporation	2,429,620
26,700	Quanex Building Products Corporation	401,034
13,900	RBC Bearings, Inc.[a]	579,630
70,800	Robbins & Myers, Inc.	3,437,340
96,000	SkyWest, Inc.	1,208,640
26,100	Sterling Construction Company, Inc.[a]	281,097
43,050	Sun Hydraulics Corporation	1,008,661
35,400	Universal Forest Products, Inc.	1,092,798
80,900	Universal Truckload Services, Inc.	1,468,335
92,300	Vitran Corporation, Inc.[a]	531,648
65,300	Waste Connections, Inc.	2,164,042
65,400	Woodward, Inc.	2,676,822

	Total Industrials	66,872,896

Information Technology (10.0%)
69,812	Accelrys, Inc.[a]	469,137
136,000	Advanced Energy Industries, Inc.[a]	1,459,280
36,500	ATMI, Inc.[a]	731,095
137,500	Brooks Automation, Inc.	1,412,125
24,500	Cabot Microelectronics Corporation[a]	1,157,625
65,900	Cognex Corporation	2,358,561
59,100	Cohu, Inc.	670,785
125,000	Electro Rent Corporation	2,143,750
38,000	Electro Scientific Industries, Inc.[a]	550,240
74,280	Intevac, Inc.[a]	549,672
56,000	Ixia[a]	588,560
16,800	Littelfuse, Inc.	722,064
89,000	Methode Electronics, Inc.	737,810
74,900	Monotype Imaging Holdings, Inc.[a]	1,167,691
113,100	Progress Software Corporation[a]	2,188,485
156,000	ShoreTel, Inc.[a]	995,280
316,000	Sonus Networks, Inc.[a,b]	758,400
28,000	Standard Microsystems Corporation[a]	721,560
82,400	StarTek, Inc.[a]	158,208
67,000	Synnex Corporation[a]	2,040,820
75,600	Teradyne, Inc.[a]	1,030,428
66,200	Xyratex, Ltd.	881,784
79,500	Zygo Corporation[a]	1,403,175

	Total Information Technology	24,896,535

Materials (8.9%)
39,300	AMCOL International Corporation	1,055,205
79,000	AptarGroup, Inc.	4,121,430
25,900	Carpenter Technology Corporation	1,333,332
90,800	Clearwater Paper Corporation[a]	3,233,388
60,100	Franco-Nevada Corporation[b]	2,287,670
21,300	Haynes International, Inc.	1,162,980
89,800	Innospec, Inc.[a]	2,520,686
24,000	Minerals Technologies, Inc.	1,356,720
121,000	Myers Industries, Inc.	1,493,140
310,000	North American Palladium, Ltd.[a,b]	790,500
33,000	Schnitzer Steel Industries, Inc.	1,395,240
190,000	Wausau Paper Corporation	1,569,400

	Total Materials	22,319,691

Telecommunications Services (0.3%)
95,000	Premiere Global Services, Inc.[a]	804,650

	Total Telecommunications Services	804,650

Utilities (5.6%)
39,300	Black Hills Corporation[b]	1,319,694
99,800	Cleco Corporation	3,802,380
66,300	El Paso Electric Company	2,296,632
53,700	NorthWestern Corporation	1,921,923
31,000	PNM Resources, Inc.	565,130
65,400	Southwest Gas Corporation	2,778,846
44,600	Vectren Corporation	1,348,258

	Total Utilities	14,032,863

	Total Common Stock (cost $207,200,124)	243,168,993

	Preferred Stock (0.8%)
Financials (0.5%)
820	East West Bancorp, Inc.[c]	1,185,925

	Total Financials	1,185,925

Health Care (0.3%)
51,400	National Healthcare Corporation,
	Convertible[c]	706,750

	Total Health Care	706,750

	Total Preferred Stock (cost $1,505,546)	1,892,675

	Collateral Held for Securities Loaned (6.2%)
15,559,565	Thrivent Financial Securities Lending Trust	15,559,565

	Total Collateral Held for Securities Loaned (cost $15,559,565)	15,559,565

	Total Investments (cost $224,265,235) 104.1%	$260,621,233

	Other Assets and Liabilities, Net (4.1%)	(10,240,083)

	Total Net Assets 100.0%	$250,381,150

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$61,544,745
Gross unrealized depreciation	(26,813,704)

Net unrealized appreciation (depreciation)	$34,731,041

Cost for federal income tax purposes	$225,890,192

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	32,486,576	32,486,576	—	—
Consumer Staples	1,487,680	1,487,680	—	—
Energy	11,838,934	11,838,934	—	—
Financials	56,162,212	56,162,212	—	—
Health Care	12,266,956	12,266,956	—	—
Industrials	66,872,896	66,872,896	—	—
Information Technology	24,896,535	24,896,535	—	—
Materials	22,319,691	20,032,021	2,287,670	—
Telecommunications Services	804,650	804,650	—	—
Utilities	14,032,863	14,032,863	—	—
Preferred Stock
Financials	1,185,925	—	1,185,925	—
Health Care	706,750	706,750	—	—
Collateral Held for Securities Loaned	15,559,565	15,559,565	—	—

Total	$260,621,233	$257,147,638	$3,473,595	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Small Cap Value Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(142)
Total Foreign Exchange Contracts		(142)

Total		($142)

Partner Small Cap Value Portfolio’s average volume of derivative activity for foreign exchange contracts during the period was <0.1% of average net assets.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$19,198,200	$91,623,096	$95,261,731	15,559,565	$15,559,565	$42,334
Total Value and Income Earned	19,198,200				15,559,565	42,334

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (83.3%)	Value
Consumer Discretionary (12.5%)
132,800	Big Lots, Inc.[a]	$5,014,528
67,671	Buffalo Wild Wings, Inc.[a]	4,568,469
13,800	DreamWorks Animation SKG, Inc.[a]	229,011
22,200	Finish Line, Inc.	428,127
233,331	Foot Locker, Inc.	5,562,611
66,200	Knology, Inc.[a]	940,040
99,400	Life Time Fitness, Inc.[a]	4,646,950
8,400	Penn National Gaming, Inc.[a]	319,788
469,462	Pier 1 Imports, Inc.[a]	6,539,606
96,664	Signet Jewelers, Ltd.	4,249,349
24,600	Toll Brothers, Inc.[a]	502,332

	Total Consumer Discretionary	33,000,811

Consumer Staples (4.5%)
124,137	Corn Products International, Inc.	6,528,365
82,700	TreeHouse Foods, Inc.[a]	5,406,926

	Total Consumer Staples	11,935,291

Energy (7.5%)
219,312	Arch Coal, Inc.	3,182,217
11,000	Helix Energy Solutions Group, Inc.[a]	173,800
66,912	Oil States International, Inc.[a]	5,110,069
357,343	Patriot Coal Corporation[a,b]	3,026,695
339,012	Petroleum Geo-Services ASA[a]	3,694,692
131,143	Swift Energy Company[a]	3,897,570
50,700	Tesco Corporation[a]	640,848

	Total Energy	19,725,891

Financials (9.1%)
48,896	Affiliated Managers Group, Inc.[a]	4,691,571
56,735	BBCN Bancorp, Inc.[a]	536,146
80,800	Hercules Technology Growth Capital, Inc.	762,752
350,736	Ocwen Financial Corporation[a]	5,078,657
2,445,323	Popular, Inc.[a]	3,398,999
185,984	Texas Capital Bancshares, Inc.[a]	5,692,970
238,703	Zions Bancorporation	3,886,085

	Total Financials	24,047,180

Health Care (9.7%)
273,200	Align Technology, Inc.[a]	6,481,670
88,342	Covance, Inc.[a]	4,038,996
169,511	Health Net, Inc.[a]	5,156,525
201,017	PSS World Medical, Inc.[a]	4,862,601
107,811	United Therapeutics Corporation[a]	5,094,070

	Total Health Care	25,633,862

Industrials (15.6%)
3,900	Alaska Air Group, Inc.[a]	292,851
190,268	Deluxe Corporation	4,330,500
183,904	EMCOR Group, Inc.	4,930,466
141,195	FTI Consulting, Inc.[a,b]	5,989,492
134,200	GATX Corporation	5,859,172
13,200	Hub Group, Inc.[a]	428,076
11,370	Huron Consulting Group, Inc.[a]	440,474
16,000	Kforce, Inc.[a]	197,280
26,700	Landstar System, Inc.	1,279,464
512,782	Manitowoc Company, Inc.	4,712,466
38,100	Navigant Consulting, Inc.[a]	434,721
23,400	Old Dominion Freight Line, Inc.[a]	948,402
199,872	Shaw Group, Inc.[a]	5,376,557
49,500	Steelcase, Inc.[b]	369,270
60,315	Teledyne Technologies, Inc.[a]	3,308,278
9,800	UTI Worldwide, Inc.	130,242
61,600	Waste Connections, Inc.	2,041,424

	Total Industrials	41,069,135

Information Technology (15.2%)
117,700	ADTRAN, Inc.	3,549,832
492,900	Atmel Corporation[a]	3,992,490
45,448	Ixia[a]	477,658
458,509	Monster Worldwide, Inc.[a]	3,635,976
152,445	Plantronics, Inc.	5,433,140
164,986	Plexus Corporation[a]	4,517,317
209,443	Quest Software, Inc.[a]	3,895,640
355,009	Teradyne, Inc.[a]	4,838,773
210,872	TIBCO Software, Inc.[a]	5,041,949
134,100	VeriFone Systems, Inc.[a]	4,763,232

	Total Information Technology	40,146,007

Materials (2.0%)
15,000	Packaging Corporation of America	378,600
36,800	Pan American Silver Corporation	802,608
26,400	Reliance Steel & Aluminum Company	1,285,416
46,800	Walter Energy, Inc.	2,834,208

	Total Materials	5,300,832

Telecommunications Services (0.5%)
38,300	Lumos Networks Corporation	587,522
38,300	NTELOS Holdings Corporation	780,554

	Total Telecommunications Services	1,368,076

Utilities (6.7%)
29,700	AGL Resources, Inc.	1,255,122
42,800	Avista Corporation	1,102,100
55,000	Cleco Corporation	2,095,500
15,200	IDACORP, Inc.	644,632
14,841	Laclede Group, Inc.	600,615
14,800	NV Energy, Inc.	241,980
270,700	PNM Resources, Inc.	4,934,861
121,887	Southwest Gas Corporation	5,178,979
53,400	Westar Energy, Inc.	1,536,852

	Total Utilities	17,590,641

	Total Common Stock (cost $218,290,626)	219,817,726

	Collateral Held for Securities Loaned (0.9%)
2,316,500	Thrivent Financial Securities
	Lending Trust	2,316,500

	Total Collateral Held for Securities Loaned (cost $2,316,500)	2,316,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Short-Term Investments (11.7%)[c]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.010%, 2/22/2012[d]	$4,999,928
3,000,000	0.015%, 3/7/2012[d,e]	2,999,918
	Federal Home Loan Mortgage Corporation Discount Notes
15,000,000	0.030%, 1/23/2012[d]	14,999,725
	Federal National Mortgage Association Discount Notes
1,000,000	0.088%, 2/22/2012[d,e]	999,873
	U.S. Treasury Bills
1,800,000	0.045%, 2/9/2012[e]	1,799,913
	Wal-Mart Stores, Inc.
5,000,000	0.020%, 1/10/2012[f]	4,999,975

	Total Short-Term Investments (at amortized cost)	30,799,332

	Total Investments (cost $251,406,458) 95.9%	$252,933,558

	Other Assets and Liabilities, Net 4.1%	10,904,444

	Total Net Assets 100.0%	$263,838,002

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At December 31, 2011, $2,999,781 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $4,999,975 or 1.9% of total net assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$24,892,245
Gross unrealized depreciation	(23,511,578)

Net unrealized appreciation (depreciation)	$1,380,667

Cost for federal income tax purposes	$251,552,891

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Small Cap Stock Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	33,000,811	33,000,811	—	—
Consumer Staples	11,935,291	11,935,291	—	—
Energy	19,725,891	16,031,199	3,694,692	—
Financials	24,047,180	24,047,180	—	—
Health Care	25,633,862	25,633,862	—	—
Industrials	41,069,135	41,069,135	—	—
Information Technology	40,146,007	40,146,007	—	—
Materials	5,300,832	5,300,832	—	—
Telecommunications Services	1,368,076	1,368,076	—	—
Utilities	17,590,641	17,590,641	—	—
Collateral Held for Securities Loaned	2,316,500	2,316,500	—	—
Short-Term Investments	30,799,332	—	30,799,332	—

Total	$252,933,558	$218,439,534	$34,494,024	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	438,132	438,132	—	—

Total Asset Derivatives	$438,132	$438,132	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	426	March 2012	$31,034,748	$31,472,880	$438,132
Total Futures Contracts					$438,132

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$438,132
Total Equity Contracts		438,132

Total Asset Derivatives		$438,132

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(733,975)
Total Equity Contracts		(733,975)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(27,106)
Total Foreign Exchange Contracts		(27,106)

Total		($761,081)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	9,714
Total Equity Contracts		9,714

Total		$9,714

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$26,307,462	9.2%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$52,670	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial
Securities Lending Trust	$13,642,150	$102,490,424	$113,816,074	2,316,500	$2,316,500	$53,126
Total Value and Income Earned	13,642,150				2,316,500	53,126

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.5%)	Value
Consumer Discretionary (15.0%)
7,300	American Public Education, Inc.[a,b]	$315,944
11,100	Arbitron, Inc.	381,951
5,000	Arctic Cat, Inc.[b]	112,750
8,800	Big 5 Sporting Goods Corporation	91,872
615	Biglari Holdings, Inc.[b]	226,468
9,800	BJ’s Restaurants, Inc.[b]	444,136
5,500	Blue Nile, Inc.[a,b]	224,840
2,100	Blyth, Inc.	119,280
22,100	Boyd Gaming Corporation[a,b]	164,866
17,025	Brown Shoe Company, Inc.[a]	151,522
36,200	Brunswick Corporation	653,772
10,950	Buckle, Inc.[a]	447,526
7,500	Buffalo Wild Wings, Inc.[b]	506,325
17,500	Cabela’s, Inc.[b]	444,850
26,400	Callaway Golf Company[a]	145,992
5,900	Capella Education Company[b]	212,695
24,400	Career Education Corporation[b]	194,468
20,700	Carter’s, Inc.[b]	824,067
12,000	Cato Corporation	290,400
7,625	CEC Entertainment, Inc.	262,681
10,100	Children’s Place Retail Stores, Inc.[a,b]	536,512
14,625	Christopher & Banks Corporation	34,223
12,500	Coinstar, Inc.[a,b]	570,500
36,100	Coldwater Creek, Inc.[b]	42,598
34,500	Corinthian Colleges, Inc.[a,b]	74,865
9,300	Cracker Barrel Old Country Store, Inc.	468,813
36,700	Crocs, Inc.[b]	542,059
11,200	Digital Generation, Inc.[b]	133,504
6,300	DineEquity, Inc.[b]	265,923
7,700	Drew Industries, Inc.[b]	188,881
12,633	E.W. Scripps Company[b]	101,190
10,550	Ethan Allen Interiors, Inc.[a]	250,140
21,093	Finish Line, Inc.	406,779
15,650	Fred’s, Inc.[a]	228,177
9,800	Genesco, Inc.[b]	605,052
9,200	Group 1 Automotive, Inc.[a]	476,560
17,900	Harte-Hanks, Inc.	162,711
7,800	Haverty Furniture Companies, Inc.	85,644
12,800	Helen of Troy, Ltd.[b]	392,960
10,750	Hibbett Sports, Inc.[b]	485,685
25,400	Hillenbrand, Inc.	566,928
17,175	Hot Topic, Inc.	113,527
29,900	Iconix Brand Group, Inc.[b]	487,071
16,200	Interval Leisure Group, Inc.[b]	220,482
11,000	iRobot Corporation[a,b]	328,350
17,900	Jack in the Box, Inc.[b]	374,110
10,600	JAKKS Pacific, Inc.	149,566
11,362	Joseph A. Bank Clothiers, Inc.[a,b]	554,011
6,600	Kirkland’s, Inc.[b]	87,780
11,100	K-Swiss, Inc.[a,b]	32,412
21,100	La-Z-Boy, Inc.[b]	251,090
9,200	Lincoln Educational Services	72,680
8,700	Lithia Motors, Inc.	190,182
60,118	Live Nation Entertainment, Inc.[b]	499,581
38,500	Liz Claiborne, Inc.[a,b]	332,255
11,300	Lumber Liquidators Holdings, Inc.[a,b]	199,558
7,600	M/I Homes, Inc.[b]	72,960
9,600	Maidenform Brands, Inc.[b]	175,680
8,100	Marcus Corporation	102,141
9,500	MarineMax, Inc.[b]	61,940
11,000	Marriott Vacations Worldwide Corporation[a,b]	188,760
20,800	Men’s Wearhouse, Inc.	674,128
11,300	Meritage Homes Corporation[b]	262,047
5,900	Midas, Inc.[b]	50,681
4,700	Monarch Casino & Resort, Inc.[b]	47,893
12,550	Monro Muffler Brake, Inc.	486,815
7,100	Movado Group, Inc.	129,007
10,900	Multimedia Games Holding Company, Inc.[b]	86,546
11,400	NutriSystem, Inc.[a]	147,402
7,600	O’Charley’s, Inc.[b]	41,724
35,000	OfficeMax, Inc.[b]	158,900
5,600	Oxford Industries, Inc.	252,672
8,600	P.F. Chang’s China Bistro, Inc.	265,826
7,500	Papa John’s International, Inc.[b]	282,600
5,300	Peet’s Coffee & Tea, Inc.[a,b]	332,204
21,400	Pep Boys - Manny, Moe & Jack	235,400
5,100	Perry Ellis International, Inc.[b]	72,522
8,300	PetMed Express, Inc.[a]	86,154
25,300	Pinnacle Entertainment, Inc.[b]	257,048
19,412	Pool Corporation	584,301
49,700	Quiksilver, Inc.[b]	179,417
4,500	Red Robin Gourmet Burgers, Inc.[b]	124,650
25,400	Ruby Tuesday, Inc.[b]	175,260
6,400	Rue21, Inc.[b]	138,240
14,300	Ruth’s Hospitality Group, Inc.[b]	71,071
18,100	Ryland Group, Inc.	285,256
6,600	School Specialty, Inc.[b]	16,500
22,800	Select Comfort Corporation[b]	494,532
21,825	Shuffle Master, Inc.[b]	255,789
15,000	Skechers USA, Inc.[b]	181,800
14,100	Sonic Automotive, Inc.[a]	208,821
25,252	Sonic Corporation[b]	169,946
13,700	Spartan Motors, Inc.	65,897
12,400	Stage Stores, Inc.	172,236
5,100	Stamps.com, Inc.[b]	133,263
7,900	Standard Motor Products, Inc.	158,395
41,100	Standard Pacific Corporation[a,b]	130,698
11,000	Stein Mart, Inc.[b]	74,910
15,550	Steven Madden, Ltd.[b]	536,475
7,700	Sturm, Ruger & Company, Inc.	257,642
9,600	Superior Industries International, Inc.	158,784
24,200	Texas Roadhouse, Inc.	360,580
10,400	True Religion Apparel, Inc.[b]	359,632
17,300	Tuesday Morning Corporation[b]	59,685
6,000	Universal Electronic, Inc.[b]	101,220
8,700	Universal Technical Institute, Inc.[b]	111,186
11,900	Vitamin Shoppe, Inc.[b]	474,572
7,600	VOXX International Corporation[b]	64,220
11,800	Winnebago Industries, Inc.[a,b]	87,084
19,600	Wolverine World Wide, Inc.	698,544
10,600	Zale Corporation[b]	40,386
8,900	Zumiez, Inc.[a,b]	247,064

	Total Consumer Discretionary	28,377,870

Consumer Staples (4.3%)
35,500	Alliance One International, Inc.[b]	96,560
7,500	Andersons, Inc.	327,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.5%)	Value
Consumer Staples (4.3%) - continued
19,400	B&G Foods, Inc.	$466,958
3,400	Boston Beer Company, Inc.[a,b]	369,104
5,100	Calavo Growers, Inc.[a]	130,968
5,800	Cal-Maine Foods, Inc.	212,106
15,500	Casey’s General Stores, Inc.	798,405
17,400	Central Garden & Pet Company[b]	144,768
47,600	Darling International, Inc.[b]	632,604
9,000	Diamond Foods, Inc.[a]	290,430
17,900	Hain Celestial Group, Inc.[b]	656,214
6,600	Inter Parfums, Inc.	102,696
5,900	J & J Snack Foods Corporation	314,352
5,600	Medifast, Inc.[a,b]	76,832
4,900	Nash Finch Company	143,472
20,500	Prestige Brands Holdings, Inc.[b]	231,035
7,700	Sanderson Farms, Inc.[a]	386,001
3,700	Seneca Foods Corporation[b]	95,534
19,000	Snyders-Lance, Inc.	427,500
9,300	Spartan Stores, Inc.	172,050
14,600	TreeHouse Foods, Inc.[b]	954,548
19,800	United Natural Foods, Inc.[b]	792,198
6,470	WD-40 Company	261,453

	Total Consumer Staples	8,083,238

Energy (4.0%)
10,800	Approach Resources, Inc.[a,b]	317,628
11,900	Basic Energy Services, Inc.[b]	234,430
14,700	Bristow Group, Inc.	696,633
5,200	Contango Oil & Gas Company[b]	302,536
25,200	Exterran Holdings, Inc.[b]	229,320
8,100	GeoResources, Inc.[a,b]	237,411
5,800	Gulf Island Fabrication, Inc.	169,418
18,100	Gulfport Energy Corporation[b]	533,045
13,800	Hornbeck Offshore Services, Inc.[b]	428,076
51,800	ION Geophysical Corporation[b]	317,534
12,400	Lufkin Industries, Inc.	834,644
10,500	Matrix Service Company[b]	99,120
10,700	Overseas Shipholding Group, Inc.[a]	116,951
1,900	OYO Geospace Corporation[b]	146,927
18,600	Penn Virginia Corporation	98,394
9,600	Petroleum Development Corporation[b]	337,056
23,200	PetroQuest Energy, Inc.[a,b]	153,120
25,100	Pioneer Drilling Company[b]	242,968
8,850	SEACOR Holdings, Inc.[b]	787,296
19,900	Stone Energy Corporation[b]	524,962
17,300	Swift Energy Company[b]	514,156
31,450	Tetra Technologies, Inc.[b]	293,743

	Total Energy	7,615,368

Financials (19.7%)
17,328	Acadia Realty Trust	348,986
7,300	Amerisafe, Inc.[b]	169,725
18,800	Bank Mutual Corporation	59,784
11,600	Bank of the Ozarks, Inc.[a]	343,708
31,700	BBCN Bancorp, Inc.[b]	299,565
62,600	BioMed Realty Trust, Inc.	1,131,808
31,700	Boston Private Financial Holdings, Inc.	251,698
29,200	Brookline Bancorp, Inc.	246,448
8,200	Calamos Asset Management, Inc.	102,582
11,900	Cash America International, Inc.	554,897
22,700	Cedar Realty Trust, Inc.	97,837
6,000	City Holding Company[a]	203,340
35,500	Colonial Properties Trust	740,530
16,100	Columbia Banking System, Inc.	310,247
15,000	Community Bank System, Inc.[a]	417,000
42,200	Cousins Properties, Inc.	270,502
22,165	Delphi Financial Group, Inc.	981,910
68,067	DiamondRock Hospitality Company	656,166
11,375	Dime Community Bancshares, Inc.	143,325
10,900	EastGroup Properties, Inc.	473,932
8,200	eHealth, Inc.[a,b]	120,540
14,200	Employers Holdings, Inc.	256,878
8,900	Encore Capital Group, Inc.[b]	189,214
19,000	Entertainment Properties Trust	830,490
38,400	Extra Space Storage, Inc.	930,432
17,800	EZCORP, Inc.[b]	469,386
57,600	F.N.B. Corporation[a]	651,456
15,900	Financial Engines, Inc.[a,b]	355,047
8,373	First Bancorp[b]	29,222
12,200	First Cash Financial Services, Inc.[b]	428,098
42,700	First Commonwealth Financial Corporation	224,602
23,700	First Financial Bancorp	394,368
12,750	First Financial Bankshares, Inc.	426,232
30,312	First Midwest Bancorp, Inc.	307,061
14,400	Forestar Real Estate Group, Inc.[b]	217,872
29,300	Franklin Street Properties Corporation	291,535
11,000	Getty Realty Corporation	153,450
29,200	Glacier Bancorp, Inc.	351,276
12,762	Hanmi Financial Corporation[b]	94,439
31,700	Healthcare Realty Trust, Inc.	589,303
9,120	Home Bancshares, Inc.	236,299
16,200	Horace Mann Educators Corporation	222,102
8,700	Independent Bank Corporation (MA)	237,423
4,800	Infinity Property & Casualty Corporation	272,352
31,500	Inland Real Estate Corporation	239,715
15,800	Interactive Brokers Group, Inc.	236,052
16,300	Investment Technology Group, Inc.[b]	176,203
23,800	Kilroy Realty Corporation	906,066
25,900	Kite Realty Group Trust	116,809
34,100	LaSalle Hotel Properties	825,561
54,559	Lexington Realty Trust	408,647
12,300	LTC Properties, Inc.	379,578
20,774	Meadowbrook Insurance Group, Inc.	221,866
45,000	Medical Properties Trust, Inc.	444,150
15,400	Mid-America Apartment Communities, Inc.	963,270
16,800	National Financial Partners[b]	227,136
50,000	National Penn Bancshares, Inc.[a]	422,000
4,500	Navigators Group, Inc.[b]	214,560
13,500	NBT Bancorp, Inc.	298,755
39,600	Northwest Bancshares, Inc.	492,624
38,500	Old National Bancorp	448,525
18,600	Oritani Financial Corporation	237,522
13,600	PacWest Bancorp	257,720
8,900	Parkway Properties, Inc.	87,754

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.5%)	Value
Financials (19.7%) - continued
22,600	Pennsylvania Real Estate Investment Trust	$235,944
14,000	Pinnacle Financial Partners, Inc.[a,b]	226,100
6,300	Piper Jaffray Companies[b]	127,260
7,000	Portfolio Recovery Associates, Inc.[b]	472,640
21,100	Post Properties, Inc.	922,492
8,700	Presidential Life Corporation	86,913
24,200	PrivateBancorp, Inc.	265,716
12,400	ProAssurance Corporation	989,768
44,971	Prospect Capital Corporation[a]	417,784
21,900	Provident Financial Services, Inc.	293,241
7,600	PS Business Parks, Inc.	421,268
6,800	RLI Corporation[a]	495,448
11,400	S&T Bancorp, Inc.[a]	222,870
6,200	Safety Insurance Group, Inc.	250,976
4,800	Saul Centers, Inc.	170,016
22,000	Selective Insurance Group, Inc.	390,060
7,000	Simmons First National Corporation	190,330
11,300	Sovran Self Storage, Inc.	482,171
12,600	Sterling Bancorp	108,864
7,800	Stewart Information Services Corporation	90,090
21,850	Stifel Financial Corporation[b]	700,292
63,700	Susquehanna Bancshares, Inc.	533,806
11,926	SWS Group, Inc.	81,932
35,300	Tanger Factory Outlet Centers, Inc.	1,034,996
15,200	Texas Capital Bancshares, Inc.[b]	465,272
3,340	Tompkins Financial Corporation	128,623
16,200	Tower Group, Inc.	326,754
37,982	Trustco Bank Corporation NY	213,079
13,100	UMB Financial Corporation	487,975
46,600	Umpqua Holdings Corporation	577,374
18,400	United Bankshares, Inc.[a]	520,168
7,675	United Community Banks, Inc.[b]	53,648
8,400	United Fire & Casualty Company	169,512
5,200	Universal Health Realty Income Trust	202,800
9,400	Urstadt Biddle Properties, Inc.	169,952
24,400	Wilshire Bancorp, Inc.[a,b]	88,572
14,600	Wintrust Financial Corporation[a]	409,530
5,912	World Acceptance Corporation[a,b]	434,532

	Total Financials	37,146,348

Health Care (11.2%)
8,800	Abaxis, Inc.[b]	243,496
28,700	Affymetrix, Inc.[b]	117,383
4,600	Air Methods Corporation[b]	388,470
27,800	Align Technology, Inc.[b]	659,555
3,400	Almost Family, Inc.[b]	56,372
11,933	Amedisys, Inc.[b]	130,189
16,500	AMN Healthcare Services, Inc.[b]	73,095
12,750	AmSurg Corporation[b]	332,010
5,000	Analogic Corporation	286,600
21,900	ArQule, Inc.[b]	123,516
10,100	Bio-Reference Laboratories, Inc.[b]	164,327
12,000	Cambrex Corporation[b]	86,160
5,300	Cantel Medical Corporation	148,029
20,500	Centene Corporation[b]	811,595
8,100	Chemed Corporation	414,801
4,500	Computer Programs and Systems, Inc.	229,995
11,350	CONMED Corporation[b]	291,355
2,600	Corvel Corporation[b]	134,446
12,700	Cross Country Healthcare, Inc.[b]	70,485
11,450	CryoLife, Inc.[b]	54,960
25,000	Cubist Pharmaceuticals, Inc.[b]	990,500
10,100	Cyberonics, Inc.[b]	338,350
10,100	Emergent Biosolutions, Inc.[b]	170,084
6,700	Ensign Group, Inc.	164,150
13,697	Enzo Biochem, Inc.[b]	30,681
17,800	eResearch Technology, Inc.[b]	83,482
12,500	Gentiva Health Services, Inc.[b]	84,375
9,500	Greatbatch, Inc.[b]	209,950
10,200	Haemonetics Corporation[b]	624,444
13,500	Hanger Orthopedic Group, Inc.[b]	252,315
27,300	Healthspring, Inc.[b]	1,488,942
13,500	Healthways, Inc.[b]	92,610
4,200	Hi-Tech Pharmacal Company[b]	163,338
4,900	ICU Medical, Inc.[b]	220,500
8,100	Integra LifeSciences Holdings Corporation[b]	249,723
13,000	Invacare Corporation	198,770
6,700	IPC The Hospitalist Company, Inc.[b]	306,324
3,200	Kensey Nash Corporation[b]	61,408
21,200	Kindred Healthcare, Inc.[b]	249,524
3,800	Landauer, Inc.	195,700
6,400	LHC Group, Inc.[b]	82,112
11,400	Magellan Health Services, Inc.[b]	563,958
21,600	Medicines Company[b]	402,624
16,800	Meridian Bioscience, Inc.[a]	316,512
17,075	Merit Medical Systems, Inc.[b]	228,463
11,500	Molina Healthcare, Inc.[b]	256,795
5,200	MWI Veterinary Supply, Inc.[b]	345,488
12,000	Natus Medical, Inc.[b]	113,160
9,550	Neogen Corporation[b]	292,612
17,200	NuVasive, Inc.[a,b]	216,548
13,500	Omnicell, Inc.[b]	223,020
7,900	Palomar Medical Technologies, Inc.[b]	73,470
14,600	Par Pharmaceutical Companies, Inc.[b]	477,858
24,100	PAREXEL International Corporation[b]	499,834
12,000	PharMerica Corporation[b]	182,160
21,400	PSS World Medical, Inc.[b]	517,666
16,000	Quality Systems, Inc.	591,840
25,500	Questcor Pharmaceuticals, Inc.[b]	1,060,290
24,000	Salix Pharmaceuticals, Ltd.[b]	1,148,400
28,500	Savient Pharmaceuticals, Inc.[a,b]	63,555
5,700	SonoSite, Inc.[b]	307,002
5,900	SurModics, Inc.[b]	86,494
14,800	Symmetry Medical, Inc.[b]	118,252
28,700	Viropharma, Inc.[b]	786,093
13,700	West Pharmaceutical Services, Inc.	519,915
9,000	Zoll Medical Corporation[b]	568,620

	Total Health Care	21,034,750

Industrials (15.0%)
15,800	A.O. Smith Corporation	633,896
7,650	AAON, Inc.[a]	156,748

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.5%)	Value
Industrials (15.0%) - continued
15,800	AAR Corporation	$302,886
19,500	ABM Industries, Inc.	402,090
28,000	Actuant Corporation	635,320
15,900	Aegion Corporation[b]	243,906
7,200	Aerovironment, Inc.[b]	226,584
11,400	Albany International Corporation	263,568
6,100	Allegiant Travel Company[b]	325,374
3,600	American Science & Engineering, Inc.	245,196
11,500	Apogee Enterprises, Inc.	140,990
17,050	Applied Industrial Technologies, Inc.	599,648
10,300	Arkansas Best Corporation	198,481
8,100	Astec Industries, Inc.[b]	260,901
5,100	AZZ, Inc.	231,744
19,100	Barnes Group, Inc.	460,501
18,925	Belden, Inc.	629,824
21,300	Brady Corporation	672,441
20,400	Briggs & Stratton Corporation	315,996
3,500	Cascade Corporation	165,095
5,200	CDI Corporation	71,812
9,850	Ceradyne, Inc.[b]	263,783
7,000	Circor International, Inc.	247,170
15,200	Comfort Systems USA, Inc.	162,944
3,600	Consolidated Graphics, Inc.[b]	173,808
6,400	Cubic Corporation	278,976
19,000	Curtiss-Wright Corporation	671,270
12,300	Dolan Company[b]	104,796
13,700	Dycom Industries, Inc.[b]	286,604
27,100	EMCOR Group, Inc.	726,551
7,800	Encore Wire Corporation[a]	202,020
19,400	EnerSys[b]	503,818
8,500	EnPro Industries, Inc.[b]	280,330
10,800	ESCO Technologies, Inc.	310,824
5,400	Exponent, Inc.[b]	248,238
25,300	Federal Signal Corporation[b]	104,995
11,600	Forward Air Corporation	371,780
7,600	Franklin Electric Company, Inc.	331,056
7,700	G & K Services, Inc.	224,147
24,300	GenCorp, Inc.[a,b]	129,276
25,500	Geo Group, Inc.[b]	427,125
12,400	Gibraltar Industries, Inc.[b]	173,104
18,730	Griffon Corporation	171,005
27,137	Healthcare Services Group, Inc.	480,054
23,448	Heartland Express, Inc.	335,072
7,300	Heidrick & Struggles International, Inc.	157,242
15,300	Hub Group, Inc.[b]	496,179
22,200	II-VI, Inc.[b]	407,592
9,100	Insperity, Inc.	230,685
23,400	Interface, Inc.	270,036
11,700	John Bean Technologies Corporation	179,829
10,700	Kaman Corporation	292,324
13,100	Kaydon Corporation	399,550
11,500	Kelly Services, Inc.	157,320
23,850	Knight Transportation, Inc.	373,014
1,500	Lawson Products, Inc.	23,145
5,150	Lindsay Manufacturing Company[a]	282,684
7,000	Lydall, Inc.[b]	66,430
14,300	Mobile Mini, Inc.[b]	249,535
18,350	Moog, Inc.[b]	806,116
15,500	Mueller Industries, Inc.	595,510
2,000	National Presto Industries, Inc.	187,200
21,300	Navigant Consulting, Inc.[b]	243,033
8,060	NCI Building Systems, Inc.[b]	87,612
19,125	Old Dominion Freight Line, Inc.[b]	775,136
15,000	On Assignment, Inc.[b]	167,700
23,900	Orbital Sciences Corporation[b]	347,267
11,000	Orion Marine Group, Inc.[b]	73,150
3,600	Powell Industries, Inc.[b]	112,608
15,075	Quanex Building Products Corporation	226,426
18,000	Resources Global Professionals	190,620
18,700	Robbins & Myers, Inc.	907,885
16,500	Simpson Manufacturing Company, Inc.	555,390
20,600	SkyWest, Inc.	259,354
5,000	Standard Register Company	11,650
5,100	Standex International Corporation	174,216
16,100	Sykes Enterprises, Inc.[b]	252,126
15,000	Teledyne Technologies, Inc.[b]	822,750
7,600	Tennant Company	295,412
25,406	Tetra Tech, Inc.[b]	548,516
12,500	Toro Company	758,250
16,300	TrueBlue, Inc.[b]	226,244
6,200	UniFirst Corporation	351,788
17,400	United Stationers, Inc.	566,544
8,000	Universal Forest Products, Inc.	246,960
8,200	Viad Corporation	143,336
8,000	Vicor Corporation	63,680
11,800	Watts Water Technologies, Inc.	403,678

	Total Industrials	28,377,469

Information Technology (19.3%)
18,000	Advanced Energy Industries, Inc.[b]	193,140
6,200	Agilysys, Inc.[b]	49,290
11,300	Anixter International, Inc.[b]	673,932
47,923	Arris Group, Inc.[b]	518,527
12,900	ATMI, Inc.[b]	258,387
11,913	Avid Technology, Inc.[b]	101,618
6,100	Badger Meter, Inc.[a]	179,523
4,100	Bel Fuse, Inc.	76,875
23,450	Benchmark Electronics, Inc.[b]	315,872
7,200	Black Box Corporation	201,888
17,600	Blackbaud, Inc.	487,520
17,400	Blue Coat Systems, Inc.[b]	442,830
14,600	Bottomline Technologies, Inc.[b]	338,282
27,700	Brightpoint, Inc.[b]	298,052
26,307	Brooks Automation, Inc.	270,173
9,200	Cabot Microelectronics Corporation[b]	434,700
10,700	CACI International, Inc.[b]	598,344
17,800	Cardtronics, Inc.[b]	481,668
9,600	Ceva, Inc.[b]	290,496
16,300	Checkpoint Systems, Inc.[b]	178,322
29,400	CIBER, Inc.[b]	113,484
26,000	Cirrus Logic, Inc.[b]	412,100
17,100	Cognex Corporation	612,009
9,800	Cohu, Inc.	111,230
17,700	CommVault Systems, Inc.[b]	756,144
13,400	comScore, Inc.[b]	284,080
8,300	Comtech Telecommunications Corporation	237,546
13,800	CSG Systems International, Inc.[b]	202,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.5%)	Value
Information Technology (19.3%) - continued
14,000	CTS Corporation	$128,800
12,400	Cymer, Inc.[b]	617,024
15,000	Daktronics, Inc.	143,550
16,900	DealerTrack Holdings, Inc.[b]	460,694
10,400	Digi International, Inc.[b]	116,064
15,700	Digital River, Inc.[b]	235,814
15,050	Diodes, Inc.[b]	320,565
9,400	DSP Group, Inc.[b]	48,974
6,800	DTS, Inc.[b]	185,232
12,700	Ebix, Inc.[a]	280,670
9,800	Electro Scientific Industries, Inc.[b]	141,904
35,300	Entropic Communications, Inc.[a,b]	180,383
12,900	EPIQ Systems, Inc.	155,058
18,200	Exar Corporation[b]	118,300
6,800	FARO Technologies, Inc.[b]	312,800
15,300	FEI Company[b]	623,934
6,000	Forrester Research, Inc.[b]	203,640
51,700	GT Advanced Technologies, Inc.[a,b]	374,308
47,200	Harmonic, Inc.[b]	237,888
16,000	Heartland Payment Systems, Inc.	389,760
12,600	Higher One Holdings, Inc.[a,b]	232,344
11,300	Hittite Microwave Corporation[b]	557,994
12,200	iGATE Corporation[a,b]	191,906
16,000	InfoSpace, Inc.[b]	175,840
17,875	Insight Enterprises, Inc.[b]	273,309
5,800	Interactive Intelligence Group[b]	132,936
20,800	Intermec, Inc.[b]	142,688
9,400	Intevac, Inc.[b]	69,560
19,300	j2 Global, Inc.	543,102
17,300	JDA Software Group, Inc.[b]	560,347
27,600	Kopin Corporation[b]	107,088
29,600	Kulicke and Soffa Industries, Inc.[b]	273,800
8,200	Liquidity Services, Inc.[b]	302,580
9,400	Littelfuse, Inc.	404,012
19,300	Liveperson, Inc.[b]	242,215
8,600	LogMeIn, Inc.[a,b]	331,530
8,400	Manhattan Associates, Inc.[b]	340,032
13,700	MAXIMUS, Inc.	566,495
6,100	Measurement Specialties, Inc.[b]	170,556
12,400	Mercury Computer Systems, Inc.[b]	164,796
15,100	Methode Electronics, Inc.	125,179
20,300	Micrel, Inc.	205,233
35,300	Microsemi Corporation[b]	591,275
3,300	MicroStrategy, Inc.[b]	357,456
21,300	MKS Instruments, Inc.	592,566
12,100	Monolithic Power Systems, Inc.[b]	182,347
14,600	Monotype Imaging Holdings, Inc.[b]	227,614
6,400	MTS Systems Corporation	260,800
6,900	Nanometrics, Inc.[b]	127,098
3,200	NCI, Inc.[b]	37,280
15,300	NETGEAR, Inc.[b]	513,621
14,000	NetScout Systems, Inc.[b]	246,400
15,300	Newport Corporation[b]	208,233
13,000	Novatel Wireless, Inc.[b]	40,690
7,800	Oplink Communications, Inc.[b]	128,466
6,000	Opnet Technologies, Inc.	220,020
8,000	OSI Systems, Inc.[b]	390,240
8,450	Park Electrochemical Corporation	216,489
7,400	PC-Tel, Inc.	50,616
12,400	Perficient, Inc.[b]	124,124
9,900	Pericom Semiconductor Corporation[b]	75,339
14,100	Plexus Corporation[b]	386,058
11,400	Power Integrations, Inc.	378,024
26,050	Progress Software Corporation[b]	504,067
16,800	Pulse Electronics Corporation	47,040
9,200	RadiSys Corporation[b]	46,552
10,400	RightNow Technologies, Inc.[a,b]	444,392
11,600	Rofin-Sinar Technologies, Inc.[b]	265,060
6,600	Rogers Corporation[b]	243,276
7,100	Rubicon Technology, Inc.[a,b]	66,669
13,000	Rudolph Technologies, Inc.[b]	120,380
11,100	ScanSource, Inc.[b]	399,600
13,100	Sigma Designs, Inc.[b]	78,600
11,700	Sourcefire, Inc.[b]	378,846
9,300	Standard Microsystems Corporation[b]	239,661
16,900	STR Holdings, Inc.[a,b]	139,087
8,600	Stratasys, Inc.[b]	261,526
11,200	Super Micro Computer, Inc.[b]	175,616
4,900	Supertex, Inc.[b]	92,512
17,350	Symmetricom, Inc.[b]	93,516
13,100	Synaptics, Inc.[a,b]	394,965
10,900	Synchronoss Technologies, Inc.[b]	329,289
10,500	Synnex Corporation[b]	319,830
35,250	Take-Two Interactive Software, Inc.[b]	477,637
16,900	Taleo Corporation[b]	653,861
25,100	Tekelec, Inc.[b]	274,343
10,300	TeleTech Holdings, Inc.[b]	166,860
21,000	Tessera Technologies, Inc.[b]	351,750
27,837	THQ, Inc.[a,b]	21,156
67,600	TriQuint Semiconductor, Inc.[b]	329,212
20,800	TTM Technologies, Inc.[b]	227,968
9,900	Tyler Technologies, Inc.[b]	298,089
10,500	Ultratech, Inc.[b]	257,985
36,300	United Online, Inc.	197,472
15,700	Veeco Instruments, Inc.[a,b]	326,560
17,200	Viasat, Inc.[a,b]	793,264
7,600	Virtusa Corporation[b]	110,048
10,000	Volterra Semiconductor Corporation[b]	256,100
15,800	Websense, Inc.[b]	295,934
15,700	Wright Express Corporation[b]	852,196
11,700	XO Group, Inc.[b]	97,578

	Total Information Technology	36,491,187

Materials (4.9%)
12,000	A. Schulman, Inc.	254,160
6,700	A.M. Castle & Company[b]	63,382
44,800	AK Steel Holding Corporation[a]	370,048
10,200	AMCOL International Corporation	273,870
9,500	American Vanguard Corporation	126,730
11,800	Balchem Corporation	478,372
16,000	Buckeye Technologies, Inc.	535,040
23,000	Calgon Carbon Corporation[b]	361,330
22,200	Century Aluminum Company[b]	188,922
9,300	Clearwater Paper Corporation[b]	331,173
4,400	Deltic Timber Corporation	265,716
18,300	Eagle Materials, Inc.	469,578
19,900	H.B. Fuller Company	459,889
3,600	Hawkins, Inc.[a]	132,696

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.5%)	Value
Materials (4.9%) - continued
4,900	Haynes International, Inc.	$267,540
24,800	Headwaters, Inc.[b]	55,056
6,400	Kaiser Aluminum Corporation[a]	293,632
15,900	KapStone Paper and Packaging Corporation[b]	250,266
8,400	Koppers Holdings, Inc.	288,624
13,100	Kraton Performance Polymers, Inc.[b]	265,930
7,500	LSB Industries, Inc.[b]	210,225
8,300	Materion Corporation[b]	201,524
13,563	Myers Industries, Inc.	167,367
6,100	Neenah Paper, Inc.	136,152
3,700	Olympic Steel, Inc.	86,284
13,100	OM Group, Inc.[b]	293,309
36,900	PolyOne Corporation	426,195
5,200	Quaker Chemical Corporation	202,228
12,300	RTI International Metals, Inc.[b]	285,483
6,600	Schweitzer-Mauduit International, Inc.	438,636
3,400	Stepan Company	272,544
11,300	Texas Industries, Inc.[a]	347,814
9,500	Tredegar Corporation	210,995
20,000	Wausau Paper Corporation	165,200
8,950	Zep, Inc.	125,121
	Total Materials	9,301,031

Telecommunications Services (0.6%)
3,800	Atlantic Tele-Network, Inc.	148,390
12,300	Cbeyond, Inc.[b]	98,523
79,600	Cincinnati Bell, Inc.[b]	241,188
14,200	General Communication, Inc.[b]	139,018
6,000	Lumos Networks Corporation	92,040
12,800	Neutral Tandem, Inc.[b]	136,832
6,100	NTELOS Holdings Corporation	124,318
9,000	USA Mobility, Inc.	124,830
	Total Telecommunications Services	1,105,139

Utilities (4.5%)
13,133	ALLETE, Inc.	551,323
7,650	American States Water Company	266,985
23,700	Avista Corporation	610,275
5,500	Central Vermont Public Service Corporation	193,050
6,100	CH Energy Group, Inc.	356,118
16,400	El Paso Electric Company	568,096
9,100	Laclede Group, Inc.	368,277
16,850	New Jersey Resources Corporation	829,020
10,900	Northwest Natural Gas Company	522,437
14,700	NorthWestern Corporation	526,113
29,300	Piedmont Natural Gas Company, Inc.[a]	995,614
12,300	South Jersey Industries, Inc.	698,763
18,700	Southwest Gas Corporation	794,563
20,466	UIL Holdings Corporation	723,883
15,000	UniSource Energy Corporation	553,800

	Total Utilities	8,558,317

	Total Common Stock (cost $159,326,123)	186,090,717

	Collateral Held for Securities Loaned (8.5%)
16,002,829	Thrivent Financial Securities Lending Trust	16,002,829
	Total Collateral Held for Securities Loaned (cost $16,002,829)	16,002,829
Principal Amount	Short-Term Investments (0.3%)[c]
	Federal Home Loan Bank Discount Notes
100,000	0.032%, 2/22/2012[d,e]	99,995
	Federal National Mortgage Association Discount Notes
300,000	0.105%, 2/22/2012[d,e]	299,996
	U.S. Treasury Bills
200,000	0.045%, 2/9/2012[e]	199,991
	Total Short-Term Investments (at amortized cost)	599,982
	Total Investments (cost $175,928,934) 107.3%	$ 202,693,528
	Other Assets and Liabilities, Net (7.3%)	(13,703,212)
	Total Net Assets 100.0%	$ 188,990,316

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At December 31, 2011, $599,981 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$45,964,064
Gross unrealized depreciation	(23,855,912)

Net unrealized appreciation (depreciation)	$22,108,152

Cost for federal income tax purposes	$180,585,376

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	28,377,870	28,377,870	—	—
Consumer Staples	8,083,238	8,083,238	—	—
Energy	7,615,368	7,615,368	—	—
Financials	37,146,348	37,146,348	—	—
Health Care	21,034,750	21,034,750	—	—
Industrials	28,377,469	28,377,469	—	—
Information Technology	36,491,187	36,491,187	—	—
Materials	9,301,031	9,301,031	—	—
Telecommunications Services	1,105,139	1,105,139	—	—
Utilities	8,558,317	8,558,317	—	—
Collateral Held for Securities Loaned	16,002,829	16,002,829	—	—
Short-Term Investments	599,982	—	599,982	—
Total	$202,693,528	$202,093,546	$599,982	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	59,868	59,868	—	—

Total Asset Derivatives	$59,868	$59,868	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	44	March 2012	$3,190,852	$3,250,720	$59,868
Total Futures Contracts					$59,868

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	59,868
Total Equity Contracts		59,868

Total Asset Derivatives		$59,868

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(146,843)
Total Equity Contracts		(146,843)

Total		($146,843)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Small Cap Index Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	23,449
Total Equity Contracts		23,449
Total		$23,449

The following table presents Small Cap Index Portfolio's average volume of derivative activity during the period ended December 31,

2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,168,112	1.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$17,693,984	$79,912,819	$81,603,974	16,002,829	$16,002,829	$86,384
Total Value and Income Earned	17,693,984				16,002,829	86,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2011

Shares	Common Stock (94.6%)	Value
Consumer Discretionary (15.5%)
3,098	Abercrombie & Fitch Company	$151,306
2,864	Darden Restaurants, Inc.	130,541
6,852	Discovery Communications, Inc.[a]	280,726
6,323	Dollar Tree, Inc.[a]	525,505
3,450	Gentex Corporation	102,085
7,787	Limited Brands, Inc.	314,205
3,386	O’Reilly Automotive, Inc.[a]	270,711
5,526	PetSmart, Inc.	283,429
3,466	Tractor Supply Company	243,140
1,393	VF Corporation	176,897
3,973	Williams-Sonoma, Inc.	152,961

	Total Consumer Discretionary	2,631,506

Consumer Staples (3.9%)
2,307	Clorox Company	153,554
3,431	Corn Products International, Inc.	180,436
4,683	Whole Foods Market, Inc.	325,843

	Total Consumer Staples	659,833

Energy (10.7%)
5,200	Alpha Natural Resources, Inc.[a]	106,236
2,000	Cameron International Corporation[a]	98,380
2,217	Concho Resources, Inc.[a]	207,844
6,025	ENSCO International plc ADR	282,693
20,521	Helix Energy Solutions Group, Inc.[a]	324,232
4,021	Oil States International, Inc.[a]	307,084
5,982	Peabody Energy Corporation	198,064
1,325	Range Resources Corporation	82,070
14,735	Weatherford International, Ltd.[a]	215,720

	Total Energy	1,822,323

Financials (5.2%)
2,719	Affiliated Managers Group, Inc.[a]	260,888
11,130	Discover Financial Services	267,120
1,537	IntercontinentalExchange, Inc.[a]	185,286
996	MSCI, Inc.[a]	32,798
8,557	TD Ameritrade Holding Corporation	133,917

	Total Financials	880,009

Health Care (8.3%)
3,320	Alexion Pharmaceuticals, Inc.[a]	237,380
6,351	AmerisourceBergen Corporation	236,194
1,500	BioMarin Pharmaceutical, Inc.[a]	51,570
4,791	CIGNA Corporation	201,222
535	Mettler-Toledo International, Inc.[a]	79,025
1,849	Onyx Pharmaceuticals, Inc.[a]	81,263
3,879	SXC Health Solutions Corporation[a,b]	219,086
5,047	Watson Pharmaceuticals, Inc.[a]	304,536

	Total Health Care	1,410,276

Industrials (15.7%)
2,355	AMETEK, Inc.	99,146
8,990	BE Aerospace, Inc.[a]	348,003
7,411	Chicago Bridge and Iron Company	280,136
1,714	Flowserve Corporation	170,235
3,500	Jacobs Engineering Group, Inc.[a]	142,030
6,784	JB Hunt Transport Services, Inc.	305,755
5,181	Kansas City Southern[a]	352,360
5,091	Pentair, Inc.	169,479
937	Precision Castparts Corporation	154,408
3,844	Roper Industries, Inc.	333,928
2,061	SPX Corporation	124,216
2,361	Stericycle, Inc.[a]	183,969

	Total Industrials	2,663,665

Information Technology (26.6%)
5,235	Akamai Technologies, Inc.[a]	168,986
1,616	Altera Corporation	59,954
4,635	ANSYS, Inc.[a]	265,493
18,317	Atmel Corporation[a]	148,368
7,899	Broadcom Corporation[a]	231,915
13,392	Electronic Arts, Inc.[a]	275,875
4,222	F5 Networks, Inc.[a]	448,039
5,036	Fortinet, Inc.[a]	109,835
4,252	Lam Research Corporation[a]	157,409
17,314	Marvell Technology Group, Ltd.[a]	239,799
2,784	Mercadolibre, Inc.	221,439
2,518	Nice Systems, Ltd. ADR[a]	86,745
12,990	Nuance Communications, Inc.[a]	326,828
19,046	NVIDIA Corporation[a]	263,978
4,426	Red Hat, Inc.[a]	182,749
8,021	SuccessFactors, Inc.[a]	319,797
11,185	Symantec Corporation[a]	175,045
8,490	Teradata Corporation[a]	411,850
6,592	VeriFone Systems, Inc.[a]	234,148
5,633	Xilinx, Inc.	180,594

	Total Information Technology	4,508,846

Materials (6.4%)
6,050	Celanese Corporation	267,833
2,005	FMC Corporation	172,510
2,774	Newmont Mining Corporation	166,468
6,652	Pan American Silver Corporation	145,080
4,959	Silver Wheaton Corporation	143,613
3,075	Walter Energy, Inc.	186,222

	Total Materials	1,081,726

Telecommunications Services (2.3%)
2,952	SBA Communications Corporation[a]	126,818
13,537	TW Telecom, Inc.[a]	262,347

	Total Telecommunications Services	389,165

	Total Common Stock (cost $15,788,418)	16,047,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2011

Shares	Collateral Held for Securities Loaned (0.1%)	Value
17,250	Thrivent Financial Securities Lending Trust	$17,250

	Total Collateral Held for Securities Loaned (cost $17,250)	17,250

	Total Investments (cost $15,805,668) 94.7%	$16,064,599

	Other Assets and Liabilities, Net 5.3%	907,248

	Total Net Assets 100.0%	$16,971,847

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,211,543
Gross unrealized depreciation	(952,612)

Net unrealized appreciation (depreciation)	$258,931

Cost for federal income tax purposes	$15,805,668

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Mid Cap Growth Portfolio II’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	2,631,506	2,631,506	—	—
Consumer Staples	659,833	659,833	—	—
Energy	1,822,323	1,822,323	—	—
Financials	880,009	880,009	—	—
Health Care	1,410,276	1,410,276	—	—
Industrials	2,663,665	2,663,665	—	—
Information Technology	4,508,846	4,508,846	—	—
Materials	1,081,726	1,081,726	—	—
Telecommunications Services	389,165	389,165	—	—
Collateral Held for Securities Loaned	17,250	17,250	—	—

Total	$16,064,599	$16,064,599	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$4,709,450	$44,655,730	$49,347,930	17,250	$17,250	$10,908
Total Value and Income Earned	4,709,450				17,250	10,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (95.3%)	Value
Consumer Discretionary (14.6%)
79,600	Abercrombie & Fitch Company	$3,887,664
58,500	Darden Restaurants, Inc.	2,666,430
143,950	Discovery Communications, Inc.[a]	5,897,632
107,400	Dollar Tree, Inc.[a]	8,926,014
69,273	Gentex Corporation	2,049,788
120,100	Limited Brands, Inc.	4,846,035
65,300	O'Reilly Automotive, Inc.[a]	5,220,735
114,900	PetSmart, Inc.	5,893,221
65,000	Tractor Supply Company	4,559,750
28,700	VF Corporation	3,644,613
82,100	Williams-Sonoma, Inc.	3,160,850

	Total Consumer Discretionary	50,752,732

Consumer Staples (4.0%)
51,300	Clorox Company	3,414,528
74,700	Corn Products International, Inc.	3,928,473
96,570	Whole Foods Market, Inc.	6,719,341

	Total Consumer Staples	14,062,342

Energy (10.1%)
106,000	Alpha Natural Resources, Inc.[a]	2,165,580
41,500	Cameron International Corporation[a]	2,041,385
45,800	Concho Resources, Inc.[a]	4,293,750
121,500	ENSCO International plc ADR	5,700,780
299,403	Helix Energy Solutions Group, Inc.[a]	4,730,567
77,900	Oil States International, Inc.[a]	5,949,223
122,700	Peabody Energy Corporation	4,062,597
28,300	Range Resources Corporation	1,752,902
301,200	Weatherford International, Ltd.[a]	4,409,568

	Total Energy	35,106,352

Financials (5.4%)
54,800	Affiliated Managers Group, Inc.[a]	5,258,060
244,400	Discover Financial Services	5,865,600
32,850	IntercontinentalExchange, Inc.[a]	3,960,067
20,835	MSCI, Inc.[a]	686,097
199,500	TD Ameritrade Holding Corporation	3,122,175

	Total Financials	18,891,999

Health Care (9.7%)
69,600	Alexion Pharmaceuticals, Inc.[a]	4,976,400
117,400	AmerisourceBergen Corporation	4,366,106
31,500	BioMarin Pharmaceutical, Inc.[a]	1,082,970
38,675	C.R. Bard, Inc.	3,306,713
105,000	CIGNA Corporation	4,410,000
11,300	Mettler-Toledo International, Inc.[a]	1,669,123
39,500	Onyx Pharmaceuticals, Inc.[a]	1,736,025
36,600	Shire Pharmaceuticals Group plc ADR	3,802,740
50,719	SXC Health Solutions Corporation[a]	2,864,609
95,600	Watson Pharmaceuticals, Inc.[a]	5,768,504

	Total Health Care	33,983,190

Industrials (17.1%)
53,631	AMETEK, Inc.	2,257,865
194,400	BE Aerospace, Inc.[a]	7,525,224
32,700	C.H. Robinson Worldwide, Inc.	2,281,806
149,672	Chicago Bridge and Iron Company	5,657,602
35,352	Flowserve Corporation	3,511,161
71,100	Jacobs Engineering Group, Inc.[a]	2,885,238
148,000	JB Hunt Transport Services, Inc.	6,670,360
111,500	Kansas City Southern[a]	7,583,115
103,575	Pentair, Inc.	3,448,011
20,550	Precision Castparts Corporation	3,386,434
81,775	Roper Industries, Inc.	7,103,794
48,100	SPX Corporation	2,898,987
55,800	Stericycle, Inc.[a]	4,347,936

	Total Industrials	59,557,533

Information Technology (25.4%)
107,414	Akamai Technologies, Inc.[a]	3,467,324
37,800	Altera Corporation	1,402,380
99,900	ANSYS, Inc.[a]	5,722,272
416,900	Atmel Corporation[a]	3,376,890
132,900	Broadcom Corporation[a]	3,901,944
263,225	Electronic Arts, Inc.[a]	5,422,435
75,375	F5 Networks, Inc.[a]	7,998,795
106,900	Fortinet, Inc.[a]	2,331,489
86,500	Lam Research Corporation[a]	3,202,230
353,100	Marvell Technology Group, Ltd.[a]	4,890,435
48,200	Mercadolibre, Inc.	3,833,828
60,500	Nice Systems, Ltd. ADR[a]	2,084,225
245,900	Nuance Communications, Inc.[a]	6,186,844
373,925	NVIDIA Corporation[a]	5,182,601
91,200	Red Hat, Inc.[a]	3,765,648
140,300	SuccessFactors, Inc.[a]	5,593,761
180,350	Symantec Corporation[a]	2,822,477
175,400	Teradata Corporation[a]	8,508,654
144,500	VeriFone Systems, Inc.[a]	5,132,640
112,500	Xilinx, Inc.	3,606,750

	Total Information Technology	88,433,622

Materials (6.8%)
137,375	Celanese Corporation	6,081,591
42,500	FMC Corporation	3,656,700
64,200	Newmont Mining Corporation	3,852,642
137,600	Pan American Silver Corporation	3,001,056
108,100	Silver Wheaton Corporation	3,130,576
65,900	Walter Energy, Inc.	3,990,904

	Total Materials	23,713,469

Telecommunications Services (2.2%)
66,600	SBA Communications Corporation[a]	2,861,136
253,600	TW Telecom, Inc.[a]	4,914,768

	Total Telecommunications Services	7,775,904

	Total Common Stock (cost $288,642,956)	332,277,143

	Total Investments (cost $288,642,956) 95.3%	$332,277,143

	Other Assets and Liabilities, Net 4.7%	16,556,371

	Total Net Assets 100.0%	$348,833,514

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$51,868,118
Gross unrealized depreciation	(8,903,928)
Net unrealized appreciation (depreciation)	$42,964,190

Cost for federal income tax purposes	$289,312,953

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Mid Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	50,752,732	50,752,732	—	—
Consumer Staples	14,062,342	14,062,342	—	—
Energy	35,106,352	35,106,352	—	—
Financials	18,891,999	18,891,999	—	—
Health Care	33,983,190	33,983,190	—	—
Industrials	59,557,533	59,557,533	—	—
Information Technology	88,433,622	88,433,622	—	—
Materials	23,713,469	23,713,469	—	—
Telecommunications Services	7,775,904	7,775,904	—	—

Total	$332,277,143	$332,277,143	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$9,754,800	$113,424,263	$123,179,063	—	$—	$22,570
Total Value and Income Earned	9,754,800				—	22,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (12.2%)
77,745	Lear Corporation	$3,094,251
52,794	Liberty Global, Inc.[a]	2,166,138
223,721	Liberty Interactive Corporation[a]	3,627,636
91,357	Macy’s, Inc.	2,939,868
2,777	NVR, Inc.[a]	1,905,022
33,492	PetSmart, Inc.	1,717,805
36,678	PVH Corporation	2,585,432
31,576	Ross Stores, Inc.	1,500,807
82,013	Scripps Networks Interactive	3,478,991
43,714	Starwood Hotels & Resorts Worldwide, Inc.	2,096,961
36,541	TRW Automotive Holdings Corporation[a]	1,191,237

	Total Consumer Discretionary	26,304,148

Consumer Staples (5.5%)
38,032	Bunge, Ltd.	2,175,430
42,837	Coca-Cola Enterprises, Inc.	1,104,338
18,559	Corn Products International, Inc.	976,018
22,253	Energizer Holdings, Inc.[a]	1,724,162
58,803	J.M. Smucker Company	4,596,631
64,308	Sara Lee Corporation	1,216,707

	Total Consumer Staples	11,793,286

Energy (5.6%)
51,903	Cameron International Corporation[a]	2,553,109
40,842	Energen Corporation	2,042,100
67,451	EQT Corporation	3,695,640
35,111	Pioneer Natural Resources Company	3,141,732
10,424	Range Resources Corporation	645,663

	Total Energy	12,078,244

Financials (29.5%)
28,985	Alexandria Real Estate Equities, Inc.	1,999,095
23,454	AvalonBay Communities, Inc.	3,063,092
25,282	Camden Property Trust	1,573,552
54,622	CIT Group, Inc.[a]	1,904,669
58,093	Comerica, Inc.	1,498,799
86,988	Douglas Emmett, Inc.	1,586,661
6,130	Essex Property Trust, Inc.	861,326
46,567	Everest Re Group, Ltd.	3,915,819
178,012	Fifth Third Bancorp	2,264,313
39,527	First Republic Bank[a]	1,209,921
132,503	Genworth Financial, Inc.[a]	867,895
53,386	Hartford Financial Services Group, Inc.	867,523
214,152	Host Hotels & Resorts, Inc.	3,163,025
102,741	Invesco, Ltd.	2,064,067
127,862	Kimco Realty Corporation	2,076,479
35,722	Lazard, Ltd.	932,701
22,417	Legg Mason, Inc.	539,129
49,668	Liberty Property Trust[b]	1,533,748
33,885	Lincoln National Corporation[b]	658,047
24,504	M&T Bank Corporation	1,870,635
49,116	Marsh & McLennan Companies, Inc.	1,553,048
255,064	MFA Financial, Inc.	1,714,030
105,787	NASDAQ OMX Group, Inc.[a]	2,592,839
29,895	PartnerRe, Ltd.	1,919,558
152,331	Principal Financial Group, Inc.	3,747,343
237,937	SLM Corporation	3,188,356
102,976	SunTrust Banks, Inc.	1,822,675
65,576	Tanger Factory Outlet Centers, Inc.	1,922,688
29,981	Taubman Centers, Inc.	1,861,820
50,006	Ventas, Inc.	2,756,831
80,096	W.R. Berkley Corporation	2,754,501
24,921	Willis Group Holdings plc	966,935
127,311	XL Group plc	2,516,939

	Total Financials	63,768,059

Health Care (6.1%)
63,347	Aetna, Inc.	2,672,610
505,594	Boston Scientific Corporation[a]	2,699,872
107,761	Hologic, Inc.[a]	1,886,895
61,932	Life Technologies Corporation[a]	2,409,774
36,687	Patterson Companies, Inc.	1,083,000
155,447	Warner Chilcott plc[a]	2,351,913

	Total Health Care	13,104,064

Industrials (9.6%)
58,936	BE Aerospace, Inc.[a]	2,281,413
13,691	Chicago Bridge and Iron Company	517,520
28,446	Cooper Industries plc	1,540,351
14,979	Dover Corporation	869,531
47,547	Eaton Corporation	2,069,721
6,558	Gardner Denver, Inc.	505,359
19,499	Kansas City Southern[a]	1,326,127
115,572	Masco Corporation	1,211,195
19,017	Parker Hannifin Corporation	1,450,046
44,517	Pentair, Inc.	1,481,971
60,001	Republic Services, Inc.	1,653,027
21,103	Rockwell Automation, Inc.	1,548,327
114,455	Spirit Aerosystems Holdings, Inc.[a]	2,378,375
95,960	Textron, Inc.	1,774,300

	Total Industrials	20,607,263

Information Technology (9.0%)
60,278	Adobe Systems, Inc.[a]	1,704,059
34,001	Amphenol Corporation	1,543,305
31,154	BMC Software, Inc.[a]	1,021,228
42,092	Cavium, Inc.[a]	1,196,676
46,333	Electronic Arts, Inc.[a]	954,460
58,215	Juniper Networks, Inc.[a]	1,188,168
73,812	Maxim Integrated Products, Inc.	1,922,065
53,896	NetApp, Inc.[a]	1,954,808
127,811	NVIDIA Corporation[a]	1,771,461
84,132	Parametric Technology Corporation[a]	1,536,250
92,911	Polycom, Inc.[a]	1,514,449
40,959	QLIK Technologies, Inc.[a]	991,208
66,036	Xilinx, Inc.	2,117,114

	Total Information Technology	19,415,251

Materials (3.5%)
43,175	Albemarle Corporation	2,223,944
22,152	Allegheny Technologies, Inc.	1,058,866
6,976	CF Industries Holdings, Inc.	1,011,381
119,333	Chemtura Corporation[a]	1,353,236
24,338	Cytec Industries, Inc.	1,086,692

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (96.1%)	Value
Materials (3.5%) - continued
16,970	Reliance Steel & Aluminum Company	$826,269

	Total Materials	7,560,388

Telecommunications Services (0.7%)
666,141	Sprint Nextel Corporation[a]	1,558,770

	Total Telecommunications Services	1,558,770

Utilities (14.4%)
91,589	AES Corporation[a]	1,084,414
78,045	CMS Energy Corporation	1,723,233
61,694	Edison International, Inc.	2,554,132
242,497	GenOn Energy, Inc.[a]	632,917
35,762	Great Plains Energy, Inc.	778,896
54,630	Northeast Utilities	1,970,504
151,071	NV Energy, Inc.	2,470,011
10,602	OGE Energy Corporation	601,239
44,660	Pinnacle West Capital Corporation	2,151,719
151,121	PPL Corporation	4,445,980
38,036	Questar Corporation	755,395
74,636	SCANA Corporation[b]	3,363,098
59,452	Sempra Energy	3,269,860
194,531	Xcel Energy, Inc.	5,376,837

	Total Utilities	31,178,235

	Total Common Stock (cost $196,873,971)	207,367,708

	Collateral Held for Securities Loaned (1.7%)
3,702,175	Thrivent Financial Securities Lending Trust	3,702,175

	Total Collateral Held for Securities Loaned (cost $3,702,175)	3,702,175

	Total Investments (cost $200,576,146) 97.8%	$211,069,883

	Other Assets and Liabilities, Net 2.2%	4,760,180

	Total Net Assets 100.0%	$215,830,063

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,512,468
Gross unrealized depreciation	(11,733,835)

Net unrealized appreciation (depreciation)	$9,778,633

Cost for federal income tax purposes	$201,291,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	26,304,148	26,304,148	—	—
Consumer Staples	11,793,286	11,793,286	—	—
Energy	12,078,244	12,078,244	—	—
Financials	63,768,059	63,768,059	—	—
Health Care	13,104,064	13,104,064	—	—
Industrials	20,607,263	20,607,263	—	—
Information Technology	19,415,251	19,415,251	—	—
Materials	7,560,388	7,560,388	—	—
Telecommunications Services	1,558,770	1,558,770	—	—
Utilities	31,178,235	31,178,235	—	—
Collateral Held for Securities Loaned	3,702,175	3,702,175	—	—

Total	$211,069,883	$211,069,883	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$6,220,480	$76,344,109	$78,862,414	3,702,175	$3,702,175	$21,863
Total Value and Income Earned	6,220,480				3,702,175	21,863

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (94.9%)	Value
Consumer Discretionary (11.0%)
137,714	Autoliv, Inc.[a]	$7,366,322
130,300	Charter Communications, Inc.[b]	7,419,282
82,836	Dollar Tree, Inc.[b]	6,884,500
158,200	Omnicom Group, Inc.	7,052,556
49,455	Panera Bread Company[b]	6,995,410
222,600	Williams-Sonoma, Inc.	8,570,100
285,978	WMS Industries, Inc.[b]	5,868,268

	Total Consumer Discretionary	50,156,438

Consumer Staples (3.7%)
134,300	Corn Products International, Inc.	7,062,837
147,512	TreeHouse Foods, Inc.[b]	9,644,335

	Total Consumer Staples	16,707,172

Energy (9.8%)
322,592	Alpha Natural Resources, Inc.[b]	6,590,554
133,200	ENSCO International plc ADR	6,249,744
419,000	Helix Energy Solutions Group, Inc.[b]	6,620,200
130,206	National Oilwell Varco, Inc.	8,852,706
117,800	Newfield Exploration Company[b]	4,444,594
166,600	Southwestern Energy Company[b]	5,321,204
460,600	Weatherford International, Ltd.[b]	6,743,184

	Total Energy	44,822,186

Financials (18.6%)
242,700	CBL & Associates Properties, Inc.[a]	3,810,390
396,373	Duke Realty Corporation	4,776,295
146,571	Endurance Specialty Holdings, Ltd.	5,606,341
340,735	Equity One, Inc.	5,785,680
351,320	HCC Insurance Holdings, Inc.	9,661,300
495,948	Host Hotels & Resorts, Inc.	7,325,152
35,849	IntercontinentalExchange, Inc.[b]	4,321,597
183,224	Lazard, Ltd.	4,783,979
122,600	M&T Bank Corporation	9,359,284
272,900	NASDAQ OMX Group, Inc.[b]	6,688,779
149,633	Northern Trust Corporation	5,934,445
334,760	W.R. Berkley Corporation	11,512,396
348,372	Zions Bancorporation	5,671,496

	Total Financials	85,237,134

Health Care (12.4%)
64,000	Alexion Pharmaceuticals, Inc.[b]	4,576,000
83,182	C.R. Bard, Inc.	7,112,061
101,500	Covance, Inc.[b]	4,640,580
180,591	Coventry Health Care, Inc.[b]	5,484,548
209,331	Health Net, Inc.[b]	6,367,849
225,700	Thoratec Corporation[b]	7,574,492
120,000	United Therapeutics Corporation[b]	5,670,000
80,014	Varian Medical Systems, Inc.[b]	5,371,340
68,000	Waters Corporation[b]	5,035,400
89,869	Zimmer Holdings, Inc.[b]	4,800,802

	Total Health Care	56,633,072

Industrials (13.7%)
159,382	Chicago Bridge and Iron Company	6,024,640
218,293	CSX Corporation	4,597,251
128,148	Expeditors International of Washington, Inc.	5,248,942
160,700	FTI Consulting, Inc.[a,b]	6,816,894
694,086	Manitowoc Company, Inc.	6,378,650
99,608	Manpower, Inc.	3,560,986
291,834	Oshkosh Corporation[b]	6,239,411
81,282	Parker Hannifin Corporation	6,197,752
174,700	Republic Services, Inc.	4,812,985
97,532	SPX Corporation	5,878,254
146,788	Tyco International, Ltd.	6,856,467

	Total Industrials	62,612,232

Information Technology (17.0%)
116,500	Alliance Data Systems Corporation[a,b]	12,097,360
205,804	eBay, Inc.[b]	6,242,035
160,152	Itron, Inc.[b]	5,728,637
294,532	Juniper Networks, Inc.[b]	6,011,398
22,082	Lam Research Corporation[b]	817,476
484,166	NVIDIA Corporation[b]	6,710,541
835,746	Teradyne, Inc.[b]	11,391,218
381,900	TIBCO Software, Inc.[b]	9,131,229
311,165	ValueClick, Inc.[b]	5,068,878
162,700	VeriFone Systems, Inc.[b]	5,779,104
269,791	Xilinx, Inc.	8,649,499

	Total Information Technology	77,627,375

Materials (4.3%)
125,117	Albemarle Corporation	6,444,777
168,624	Silgan Holdings, Inc.	6,515,631
498,800	Steel Dynamics, Inc.	6,559,220

	Total Materials	19,519,628

Utilities (4.4%)
318,500	CMS Energy Corporation	7,032,480
431,278	NV Energy, Inc.	7,051,395
205,766	UGI Corporation	6,049,521

	Total Utilities	20,133,396

	Total Common Stock (cost $383,554,658)	433,448,633

	Collateral Held for Securities Loaned (2.1%)
9,724,975	Thrivent Financial Securities Lending Trust	9,724,975

	Total Collateral Held for Securities Loaned (cost $9,724,975)	9,724,975

Principal Amount	Short-Term Investments (3.3%)[c]
	Federal Home Loan Bank Discount Notes
5,000,000	0.015%, 1/20/2012[d]	4,999,960
10,000,000	0.010%, 2/22/2012[d]	9,999,856

	Total Short-Term Investments (at amortized cost)	14,999,816

	Total Investments (cost $408,279,449) 100.3%	$458,173,424

	Other Assets and Liabilities, Net (0.3%)	(1,148,006)

	Total Net Assets 100.0%	$457,025,418

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$68,829,247
Gross unrealized depreciation	(21,142,117)

Net unrealized appreciation (depreciation)	$47,687,130

Cost for federal income tax purposes	$410,486,294

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	50,156,438	50,156,438	—	—
Consumer Staples	16,707,172	16,707,172	—	—
Energy	44,822,186	44,822,186	—	—
Financials	85,237,134	85,237,134	—	—
Health Care	56,633,072	56,633,072	—	—
Industrials	62,612,232	62,612,232	—	—
Information Technology	77,627,375	77,627,375	—	—
Materials	19,519,628	19,519,628	—	—
Utilities	20,133,396	20,133,396	—	—
Collateral Held for Securities Loaned	9,724,975	9,724,975	—	—
Short-Term Investments	14,999,816	—	14,999,816	—

Total	$458,173,424	$443,173,608	$14,999,816	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$33,032,547	$207,756,708	$231,064,280	9,724,975	$9,724,975	$34,110
Total Value and Income Earned	33,032,547				9,724,975	34,110

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (12.6%)
3,433	99 Cents Only Stores[a]	$75,354
5,500	Aaron’s, Inc.	146,740
5,200	Advance Auto Parts, Inc.	362,076
5,850	Aeropostale, Inc.[a]	89,213
4,100	AMC Networks, Inc.[a]	154,078
13,980	American Eagle Outfitters, Inc.	213,754
2,900	American Greetings Corporation	36,279
3,750	Ann, Inc.[a]	92,925
4,900	Ascena Retail Group, Inc.[a]	145,628
3,100	Bally Technologies, Inc.[a,b]	122,636
2,970	Barnes & Noble, Inc.[a,b]	43,006
2,110	Bob Evans Farms, Inc.	70,769
5,755	Brinker International, Inc.	154,004
3,900	Cheesecake Factory, Inc.[a]	114,465
12,100	Chico’s FAS, Inc.	134,794
4,400	Collective Brands, Inc.[a]	63,228
2,800	Deckers Outdoor Corporation[a]	211,596
7,000	Dick’s Sporting Goods, Inc.	258,160
5,100	DreamWorks Animation SKG, Inc.[a]	84,634
11,000	Foot Locker, Inc.	262,240
3,800	Fossil, Inc.[a]	301,568
10,320	Gentex Corporation	305,369
4,800	Guess ?, Inc.	143,136
7,000	Hanesbrands, Inc.[a]	153,020
2,900	HSN, Inc.	105,154
2,070	International Speedway Corporation	52,474
1,400	ITT Educational Services, Inc.[a,b]	79,646
3,500	John Wiley and Sons, Inc.	155,400
5,100	KB Home[b]	34,272
4,200	Lamar Advertising Company[a]	115,500
3,100	Life Time Fitness, Inc.[a]	144,925
10,600	LKQ Corporation[a]	318,848
2,700	M.D.C. Holdings, Inc.	47,601
2,100	Matthews International Corporation	66,003
2,700	Meredith Corporation[b]	88,155
4,170	Mohawk Industries, Inc.[a]	249,574
8,700	New York Times Company[a,b]	67,251
400	NVR, Inc.[a]	274,400
20,200	Office Depot, Inc.[a]	43,430
2,100	Panera Bread Company[a]	297,045
8,000	PetSmart, Inc.	410,320
5,000	Polaris Industries, Inc.	279,900
4,900	PVH Corporation	345,401
7,200	RadioShack Corporation	69,912
4,200	Regis Corporation	69,510
4,200	Rent-A-Center, Inc.	155,400
11,550	Saks, Inc.[a,b]	112,613
1,810	Scholastic Corporation	54,246
4,100	Scientific Games Corporation[a]	39,770
16,500	Service Corporation International	175,725
6,300	Signet Jewelers, Ltd.	276,948
4,920	Sotheby’s Holdings, Inc.	140,368
800	Strayer Education, Inc.	77,752
3,200	Thor Industries, Inc.	87,776
10,600	Toll Brothers, Inc.[a]	216,452
5,100	Tractor Supply Company	357,765
4,100	Tupperware Brands Corporation	229,477
2,600	Under Armour, Inc.[a]	186,654
3,200	Valassis Communications, Inc.[a]	61,536
2,900	Warnaco Group, Inc.[a]	145,116
21,314	Wendy’s Company	114,243
7,480	Williams-Sonoma, Inc.	287,980
4,000	WMS Industries, Inc.[a]	82,080

	Total Consumer Discretionary	9,855,294

Consumer Staples (4.1%)
10,320	Church & Dwight Company, Inc.	472,243
5,500	Corn Products International, Inc.	289,245
4,850	Energizer Holdings, Inc.[a]	375,778
8,150	Flowers Foods, Inc.	154,687
9,400	Green Mountain Coffee Roasters, Inc.[a,b]	421,590
5,500	Hansen Natural Corporation[a]	506,770
1,440	Lancaster Colony Corporation	99,850
4,000	Ralcorp Holdings, Inc.[a]	342,000
3,510	Ruddick Corporation	149,667
11,800	Smithfield Foods, Inc.[a]	286,504
1,857	Tootsie Roll Industries, Inc.	43,955
1,640	Universal Corporation	75,374

	Total Consumer Staples	3,217,663

Energy (6.7%)
15,300	Arch Coal, Inc.	222,003
4,100	Atwood Oceanics, Inc.[a]	163,139
3,400	Bill Barrett Corporation[a]	115,838
1,400	Carbo Ceramics, Inc.	172,662
6,200	Cimarex Energy Company	383,780
3,400	Comstock Resources, Inc.[a]	52,020
5,400	Dresser-Rand Group, Inc.[a]	269,514
2,500	Dril-Quip, Inc.[a]	164,550
5,200	Energen Corporation	260,000
8,000	Forest Oil Corporation[a]	108,400
7,600	Helix Energy Solutions Group, Inc.[a]	120,080
14,990	HollyFrontier Corporation	350,766
4,600	Northern Oil and Gas, Inc.[a]	110,308
7,800	Oceaneering International, Inc.	359,814
3,700	Oil States International, Inc.[a]	282,569
6,600	Patriot Coal Corporation[a]	55,902
11,100	Patterson-UTI Energy, Inc.	221,778
10,139	Plains Exploration & Production Company[a]	372,304
8,600	Quicksilver Resources, Inc.[a,b]	57,706
4,600	SM Energy Company	336,260
9,000	Southern Union Company	378,990
5,800	Superior Energy Services, Inc.[a]	164,952
3,700	Tidewater, Inc.	182,410
3,000	Unit Corporation[a]	139,200
5,100	World Fuel Services Corporation	214,098

	Total Energy	5,259,043

Financials (20.0%)
3,800	Affiliated Managers Group, Inc.[a]	364,610
4,500	Alexandria Real Estate Equities, Inc.	310,365
5,100	American Campus Communities, Inc.	213,996
5,635	American Financial Group, Inc.	207,875
14,300	Apollo Investment Corporation	92,092
8,200	Arthur J. Gallagher & Company	274,208
5,100	Aspen Insurance Holdings, Ltd.	135,150
12,493	Associated Banc-Corp	139,547

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.0%)	Value
Financials (20.0%) - continued
5,970	Astoria Financial Corporation	$50,685
5,300	BancorpSouth, Inc.	58,406
3,400	Bank of Hawaii Corporation	151,266
5,400	BRE Properties, Inc.	272,592
8,400	Brown & Brown, Inc.	190,092
5,100	Camden Property Trust	317,424
5,600	Cathay General Bancorp	83,608
3,420	City National Corporation	151,096
5,769	Commerce Bancshares, Inc.	219,914
5,200	Corporate Office Properties Trust	110,552
4,400	Cullen/Frost Bankers, Inc.	232,804
18,200	Duke Realty Corporation	219,310
10,700	East West Bancorp, Inc.	211,325
8,300	Eaton Vance Corporation	196,212
4,300	Equity One, Inc.	73,014
2,500	Essex Property Trust, Inc.	351,275
3,910	Everest Re Group, Ltd.	328,792
4,600	Federal Realty Investment Trust	417,450
15,805	Fidelity National Financial, Inc.	251,774
7,700	First American Financial Corporation	97,559
25,000	First Niagara Financial Group, Inc.	215,750
7,898	FirstMerit Corporation	119,497
14,500	Fulton Financial Corporation	142,245
2,100	Greenhill & Company, Inc.	76,377
6,100	Hancock Holding Company	195,017
3,270	Hanover Insurance Group, Inc.	114,286
8,250	HCC Insurance Holdings, Inc.	226,875
5,200	Highwoods Properties, Inc.	154,284
3,500	Home Properties, Inc.	201,495
8,900	Hospitality Properties Trust	204,522
3,800	International Bancshares Corporation	69,673
13,500	Janus Capital Group, Inc.	85,185
10,500	Jefferies Group, Inc.[b]	144,375
3,100	Jones Lang LaSalle, Inc.	189,906
3,700	Kemper Corporation	108,077
8,400	Liberty Property Trust[b]	259,392
9,468	Macerich Company	479,081
6,300	Mack-Cali Realty Corporation	168,147
2,600	Mercury General Corporation	118,612
8,700	MSCI, Inc.[a]	286,491
7,500	National Retail Properties, Inc.	197,850
31,411	New York Community Bancorp, Inc.	388,554
18,450	Old Republic International Corporation	171,031
7,400	Omega Healthcare Investors, Inc.	143,190
2,907	Potlatch Corporation	90,437
3,400	Prosperity Bancshares, Inc.	137,190
5,970	Protective Life Corporation	134,683
7,425	Raymond James Financial, Inc.	229,878
8,712	Rayonier, Inc. REIT	388,817
9,600	Realty Income Corporation[b]	335,616
6,500	Regency Centers Corporation	244,530
5,300	Reinsurance Group of America, Inc.	276,925
10,640	SEI Investments Company	184,604
11,800	Senior Housing Property Trust	264,792
3,300	Signature Bank[a]	197,967
6,200	SL Green Realty Corporation	413,168
3,200	StanCorp Financial Group, Inc.	117,600
3,130	SVB Financial Group[a]	149,270
56,600	Synovus Financial Corporation	79,806
4,200	Taubman Centers, Inc.	260,820
11,320	TCF Financial Corporation	116,822
4,100	Transatlantic Holdings, Inc.	224,393
4,700	Trustmark Corporation[b]	114,163
15,703	UDR, Inc.	394,145
14,104	Valley National Bancorp[b]	174,466
7,975	W.R. Berkley Corporation	274,260
6,140	Waddell & Reed Financial, Inc.	152,088
7,727	Washington Federal, Inc.	108,101
5,330	Webster Financial Corporation	108,679
8,700	Weingarten Realty Investors	189,834
2,120	Westamerica Bancorporation	93,068

	Total Financials	15,639,027

Health Care (9.8%)
13,700	Allscripts Healthcare Solutions, Inc.[a]	259,478
3,500	AMERIGROUP Corporation[a]	206,780
1,400	Bio-Rad Laboratories, Inc.[a]	134,456
3,600	Catalyst Health Solutions, Inc.[a]	187,200
3,600	Charles River Laboratories International, Inc.[a]	98,388
6,500	Community Health Systems, Inc.[a]	113,425
3,400	Cooper Companies, Inc.	239,768
4,410	Covance, Inc.[a]	201,625
8,400	Endo Pharmaceutical Holdings, Inc.[a]	290,052
3,400	Gen-Probe, Inc.[a]	201,008
18,200	Health Management Associates, Inc.[a]	134,134
5,980	Health Net, Inc.[a]	181,912
6,500	Henry Schein, Inc.[a]	418,795
4,450	Hill-Rom Holdings, Inc.	149,920
6,100	HMS Holdings Corporation[a]	195,078
19,000	Hologic, Inc.[a]	332,690
4,100	IDEXX Laboratories, Inc.[a]	315,536
3,500	LifePoint Hospitals, Inc.[a]	130,025
6,430	Lincare Holdings, Inc.	165,315
4,400	Masimo Corporation[a]	82,214
4,600	Medicis Pharmaceutical Corporation	152,950
3,500	Mednax, Inc.[a]	252,035
2,300	Mettler-Toledo International, Inc.[a]	339,733
8,220	Omnicare, Inc.[b]	283,179
4,550	Owens & Minor, Inc.	126,445
5,500	Regeneron Pharmaceuticals, Inc.[a]	304,865
10,600	ResMed, Inc.[a]	269,240
4,200	STERIS Corporation	125,244
2,700	Techne Corporation	184,302
2,940	Teleflex, Inc.	180,193
4,300	Thoratec Corporation[a]	144,308
3,800	United Therapeutics Corporation[a]	179,550
6,900	Universal Health Services, Inc.	268,134
6,300	VCA Antech, Inc.[a]	124,425
15,020	Vertex Pharmaceuticals, Inc.[a]	498,814
3,100	Wellcare Health Plans, Inc.[a]	162,750

	Total Health Care	7,633,966

Industrials (16.1%)
3,000	Acuity Brands, Inc.	159,000
8,300	Aecom Technology Corporation[a]	170,731
7,030	AGCO Corporation[a]	302,079

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.0%)	Value
Industrials (16.1%) - continued
2,540	Alaska Air Group, Inc.[a]	$190,729
3,060	Alexander & Baldwin, Inc.	124,909
2,400	Alliant Techsystems, Inc.	137,184
11,555	AMETEK, Inc.	486,466
7,400	BE Aerospace, Inc.[a]	286,454
3,360	Brink’s Company	90,317
4,440	Carlisle Companies, Inc.	196,692
3,600	CLARCOR, Inc.	179,964
3,400	Clean Harbors, Inc.[a]	216,682
4,030	Con-way, Inc.	117,515
3,800	Copart, Inc.[a]	181,982
2,400	Corporate Executive Board Company	91,440
7,200	Corrections Corporation of America[a]	146,664
3,500	Crane Company	163,485
3,600	Deluxe Corporation	81,936
5,400	Donaldson Company, Inc.	367,632
2,200	Esterline Technologies Corporation[a]	123,134
13,300	Exelis, Inc.	120,365
11,200	Fortune Brands Home and Security, Inc.[a]	190,736
2,900	FTI Consulting, Inc.[a]	123,018
3,700	Gardner Denver, Inc.	285,122
3,320	GATX Corporation	144,951
3,800	General Cable Corporation[a]	95,038
4,300	Graco, Inc.	175,827
2,560	Granite Construction, Inc.	60,723
5,800	Harsco Corporation	119,364
4,190	Herman Miller, Inc.	77,305
3,230	HNI Corporation[b]	84,303
4,230	Hubbell, Inc.	282,818
3,501	Huntington Ingalls Industries, Inc.[a]	109,511
6,000	IDEX Corporation	222,660
6,700	ITT Corporation	129,511
6,440	JB Hunt Transport Services, Inc.	290,251
14,675	JetBlue Airways Corporation[a]	76,310
7,900	Kansas City Southern[a]	537,279
10,800	KBR, Inc.	300,996
5,740	Kennametal, Inc.	209,625
4,000	Kirby Corporation[a]	263,360
3,440	Korn/Ferry International[a]	58,686
3,400	Landstar System, Inc.	162,928
3,700	Lennox International, Inc.	124,875
6,100	Lincoln Electric Holdings, Inc.	238,632
5,870	Manpower, Inc.	209,853
2,200	Mine Safety Appliances Company	72,864
3,300	MSC Industrial Direct Company, Inc.	236,115
4,280	Nordson Corporation	176,250
6,600	Oshkosh Corporation[a]	141,108
7,160	Pentair, Inc.	238,356
3,000	Regal-Beloit Corporation	152,910
4,722	Rollins, Inc.	104,923
4,700	Shaw Group, Inc.[a]	126,430
3,660	SPX Corporation	220,588
7,900	Terex Corporation[a]	106,729
3,800	Thomas & Betts Corporation[a]	207,480
6,100	Timken Company	236,131
3,700	Towers Watson & Company	221,741
5,795	Trinity Industries, Inc.	174,198
3,100	Triumph Group, Inc.	181,195
4,498	United Rentals, Inc.[a,b]	132,916
5,800	URS Corporation[a]	203,696
7,500	UTI Worldwide, Inc.	99,675
1,600	Valmont Industries, Inc.	145,264
3,500	Wabtec Corporation	244,825
8,000	Waste Connections, Inc.	265,120
2,100	Watsco, Inc.	137,886
3,200	Werner Enterprises, Inc.	77,120
4,300	Woodward, Inc.	175,999

	Total Industrials	12,588,561

Information Technology (14.9%)
2,420	ACI Worldwide, Inc.[a]	69,309
5,690	Acxiom Corporation[a]	69,475
4,580	ADTRAN, Inc.	138,133
2,300	Advent Software, Inc.[a]	56,028
3,600	Alliance Data Systems Corporation[a,b]	373,824
6,700	ANSYS, Inc.[a]	383,776
7,000	AOL, Inc.[a]	105,700
8,070	Arrow Electronics, Inc.[a]	301,899
33,420	Atmel Corporation[a]	270,702
10,720	Avnet, Inc.[a]	333,285
9,000	Broadridge Financial Solutions, Inc.	202,950
19,580	Cadence Design Systems, Inc.[a]	203,632
6,900	Ciena Corporation[a]	83,490
16,600	Compuware Corporation[a]	138,112
3,400	Concur Technologies, Inc.[a]	172,686
8,700	Convergys Corporation[a]	111,099
7,700	CoreLogic, Inc.[a]	99,561
8,300	Cree, Inc.[a,b]	182,932
11,200	Cypress Semiconductor Corporation[a]	189,168
4,530	Diebold, Inc.	136,217
2,410	DST Systems, Inc.	109,703
3,400	Equinix, Inc.[a]	344,760
3,300	FactSet Research Systems, Inc.	288,024
2,550	Fair Isaac Corporation	91,392
9,100	Fairchild Semiconductor International, Inc.[a]	109,564
6,800	Gartner, Inc.[a]	236,436
5,600	Global Payments, Inc.	265,328
7,700	Informatica Corporation[a]	284,361
11,100	Ingram Micro, Inc.[a]	201,909
10,350	Integrated Device Technology, Inc.[a]	56,511
4,950	International Rectifier Corporation[a]	96,129
9,100	Intersil Corporation	95,004
2,900	Itron, Inc.[a]	103,733
6,260	Jack Henry & Associates, Inc.	210,398
8,600	Lam Research Corporation[a]	318,372
6,100	Lender Processing Services, Inc.	91,927
1,700	ManTech International Corporation	53,108
16,600	MEMC Electronic Materials, Inc.[a]	65,404
6,770	Mentor Graphics Corporation[a]	91,801
5,800	MICROS Systems, Inc.[a]	270,164
9,300	Monster Worldwide, Inc.[a]	73,749
6,662	National Instruments Corporation	172,879
11,400	NCR Corporation[a]	187,644

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.0%)	Value
Information Technology (14.9%) - continued
4,700	NeuStar, Inc.[a]	$160,599
8,400	Parametric Technology Corporation[a]	153,384
3,140	Plantronics, Inc.	111,909
12,740	Polycom, Inc.[a]	207,662
7,300	QLogic Corporation[a]	109,500
4,100	Quest Software, Inc.[a]	76,260
7,500	Rackspace Hosting, Inc.[a,b]	322,575
20,040	RF Micro Devices, Inc.[a]	108,216
11,200	Riverbed Technology, Inc.[a]	263,200
7,940	Rovi Corporation[a]	195,165
4,790	Semtech Corporation[a]	118,888
3,000	Silicon Laboratories, Inc.[a]	130,260
13,600	Skyworks Solutions, Inc.[a]	220,592
5,100	Solera Holdings, Inc.	227,154
10,380	Synopsys, Inc.[a]	282,336
2,980	Tech Data Corporation[a]	147,242
27,700	Tellabs, Inc.	111,908
11,600	TIBCO Software, Inc.[a]	277,356
8,900	Trimble Navigation, Ltd.[a]	386,260
6,000	ValueClick, Inc.[a]	97,740
7,600	VeriFone Systems, Inc.[a]	269,952
11,320	Vishay Intertechnology, Inc.[a]	101,767
3,800	Zebra Technologies Corporation[a]	135,964

	Total Information Technology	11,656,167

Materials (6.6%)
6,420	Albemarle Corporation	330,694
4,800	AptarGroup, Inc.	250,416
5,600	Ashland, Inc.	320,096
4,590	Cabot Corporation	147,523
3,200	Carpenter Technology Corporation	164,736
8,300	Commercial Metals Company	114,789
2,400	Compass Minerals International, Inc.	165,240
3,560	Cytec Industries, Inc.	158,954
2,600	Domtar Corporation	207,896
2,200	Greif, Inc.	100,210
3,800	Intrepid Potash, Inc.[a]	85,994
9,800	Louisiana-Pacific Corporation[a]	79,086
3,320	Martin Marietta Materials, Inc.[b]	250,361
1,280	Minerals Technologies, Inc.	72,358
800	NewMarket Corporation	158,488
5,800	Olin Corporation	113,970
7,100	Packaging Corporation of America	179,204
5,400	Reliance Steel & Aluminum Company	262,926
5,100	Rock-Tenn Company	294,270
9,400	RPM International, Inc.	230,770
3,100	Scotts Miracle-Gro Company[b]	144,739
3,630	Sensient Technologies Corporation	137,577
3,600	Silgan Holdings, Inc.	139,104
7,180	Sonoco Products Company	236,653
15,800	Steel Dynamics, Inc.	207,770
7,900	Temple-Inland, Inc.	250,509
6,760	Valspar Corporation	263,437
3,900	Worthington Industries, Inc.	63,882

	Total Materials	5,131,652

Telecommunications Services (0.5%)
6,620	Telephone & Data Systems, Inc.	171,392
10,800	TW Telecom, Inc.[a]	209,304

	Total Telecommunications Services	380,696

Utilities (5.7%)
8,000	Alliant Energy Corporation	352,880
9,966	Aqua America, Inc.	219,750
6,500	Atmos Energy Corporation	216,775
2,800	Black Hills Corporation	94,024
4,300	Cleco Corporation	163,830
9,663	Great Plains Energy, Inc.	210,460
6,880	Hawaiian Electric Industries, Inc.	182,182
3,530	IDACORP, Inc.	149,707
13,625	MDU Resources Group, Inc.	292,393
6,000	National Fuel Gas Company	333,480
7,440	NSTAR	349,383
16,900	NV Energy, Inc.	276,315
7,090	OGE Energy Corporation	402,074
5,675	PNM Resources, Inc.	103,455
12,800	Questar Corporation	254,208
8,300	UGI Corporation	244,020
5,890	Vectren Corporation	178,055
8,420	Westar Energy, Inc.	242,328
3,710	WGL Holdings, Inc.	164,056

	Total Utilities	4,429,375

	Total Common Stock (cost $65,942,971)	75,791,444

	Collateral Held for Securities Loaned (4.3%)
3,326,354	Thrivent Financial Securities Lending Trust	3,326,354

	Total Collateral Held for Securities Loaned (cost $3,326,354)	3,326,354

Principal Amount	Short-Term Investments (0.2%)[c]
	Federal National Mortgage Association Discount Notes
200,000	0.105%, 2/22/2012[d,e]	199,970

	Total Short-Term Investments (at amortized cost)	199,970

	Total Investments (cost $69,469,295) 101.5%	$79,317,768

	Other Assets and Liabilities, Net (1.5%)	(1,203,746)

	Total Net Assets 100.0%	$78,114,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2011

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At December 31, 2011, $199,970 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,651,227
Gross unrealized depreciation	(6,764,576)

Net unrealized appreciation (depreciation)	$7,886,651

Cost for federal income tax purposes	$71,431,117

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	9,855,294	9,855,294	—	—
Consumer Staples	3,217,663	3,217,663	—	—
Energy	5,259,043	5,259,043	—	—
Financials	15,639,027	15,639,027	—	—
Health Care	7,633,966	7,633,966	—	—
Industrials	12,588,561	12,588,561	—	—
Information Technology	11,656,167	11,656,167	—	—
Materials	5,131,652	5,131,652	—	—
Telecommunications Services	380,696	380,696	—	—
Utilities	4,429,375	4,429,375	—	—
Collateral Held for Securities Loaned	3,326,354	3,326,354	—	—
Short-Term Investments	199,970	—	199,970	—

Total	$79,317,768	$79,117,798	$199,970	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	85,372	85,372	—	—

Total Asset Derivatives	$85,372	$85,372	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	28	March 2012	$2,371,067	$2,456,439	$85,372
Total Futures Contracts					$85,372

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$85,372
Total Equity Contracts		85,372

Total Asset Derivatives		$85,372

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(274,923)
Total Equity Contracts		(274,923)

Total		($274,923)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	62,284
Total Equity Contracts		62,284

Total		$62,284

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$1,680,850	1.9%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$5,212,131	$33,445,424	$35,331,201	3,326,354	$3,326,354	$10,959
Total Value and Income Earned	5,212,131				3,326,354	10,959

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (87.4%)	Value
Australia (3.7%)
34,879	Ansell, Ltd.	$517,877
45,253	Australia & New Zealand Banking Group, Ltd.	947,823
162,873	BHP Billiton, Ltd.	5,749,233
373,328	Boart Longyear Group	1,062,020
114,815	Bradken, Ltd.	838,700
21,101	Campbell Brothers, Ltd.	1,056,632
210,531	Challenger, Ltd.	888,076
19,194	Flight Centre, Ltd.	316,247
94,993	Fortescue Metals Group, Ltd.	415,542
100,553	GrainCorp, Ltd.	804,702
74,453	Iluka Resources, Ltd.	1,179,269
257,590	Imdex, Ltd.	487,358
71,770	Mineral Resources, Ltd.	807,549
254,650	Mount Gibson Iron, Ltd.	291,010
213,449	NRW Holdings, Ltd.	563,587
28,788	Rio Tinto, Ltd.	1,774,771
186,823	SAI Global, Ltd.	860,452

	Total Australia	18,560,848

Austria (<0.1%)
8,094	Voestalpine AG	226,760

	Total Austria	226,760

Belgium (0.7%)
37,444	Anheuser-Busch InBev NV	2,285,175
3,402	Bekaert SA	108,632
17,046	Compagnie d’ Entreprises CFE	835,432

	Total Belgium	3,229,239

Bermuda (0.1%)
231,880	Archer, Ltd.[a]	621,578

	Total Bermuda	621,578

Brazil (3.3%)
148,320	Banco Bradesco SA ADR	2,473,978
37,849	Lojas Renner SA	982,292
47,168	Multiplan Empreendimentos Imobiliarios SA	967,737
117,550	Petroleo Brasileiro SA ADR	2,921,118
104,000	Petroleo Brasileiro SA PREF ADR	2,442,960
104,357	Souza Cruz SA	1,281,734
126,000	Ultrapar Participacoes SA ADR	2,167,200
145,000	Vale SA SP PREF ADR	2,987,000

	Total Brazil	16,224,019

Canada (3.2%)
17,153	Agrium, Inc.	1,151,278
29,972	Alimentation Couche-Tard, Inc.	932,580
41,757	Barrick Gold Corporation	1,891,525
47,473	Brookfield Asset Management, Inc.	1,306,579
8,400	Canadian National Railway Company	660,836
33,900	Cenovus Energy, Inc.	1,125,674
22,180	Finning International, Inc.	483,527
28,470	Goldcorp, Inc.	1,263,377
45,229	Neo Material Technologies, Inc[a]	325,411
18,700	Pacific Rubiales Energy Corporation	343,788
35,759	Potash Corporation of Saskatchewan, Inc.	1,478,025
20,571	Shoppers Drug Mart Corporation	830,674
13,063	SNC-Lavalin Group, Inc.	640,713
21,477	Suncor Energy, Inc.	619,350
14,398	Tim Hortons, Inc.	697,571
10,125	TMX Group, Inc.	414,322
29,917	Trican Well Service, Ltd.	515,355
64,582	Yamana Gold, Inc.	952,122

	Total Canada	15,632,707

Cayman Islands (0.1%)
125,749	Comba Telecom Systems Holdings, Ltd.	100,941
561,050	Sa Sa International Holdings, Ltd.	309,233

	Total Cayman Islands	410,174

Chile (0.3%)
18,200	Banco Santander Chile SA ADR	1,377,740

	Total Chile	1,377,740

China (0.5%)
1,866,000	PetroChina Company, Ltd.	2,317,256

	Total China	2,317,256

Denmark (0.8%)
38,923	Christian Hansen Holding AS	845,095
5,788	Coloplast AS	830,573
17,260	Novo Nordisk AS	1,982,885
12,861	Vestas Wind Systems[a]	138,321

	Total Denmark	3,796,874

Finland (0.9%)
97,417	Amer Sports Oyj	1,131,964
24,632	Cargotec Oyj	728,004
133,600	Neste Oil OYJ	1,343,555
26,717	Outotec Oyj	1,251,183

	Total Finland	4,454,706

France (5.7%)
123,203	Alcatel-Lucent[a]	191,445
33,559	Alten, Ltd.	787,370
13,791	AtoS	602,476
235,829	AXA SA	3,048,167
67,705	Beneteau SA	706,500
11,342	Bouygues SA	356,690
85,900	Cap Gemini SA	2,670,460
7,315	Christian Dior SA	863,388
95,286	Compagnie de Saint-Gobain	3,642,127
13,819	Compagnie Generale de Geophysique-Veritas[a]	320,745
41,415	Credit Agricole SA	232,019
27,169	Faurecia	512,023
22,198	Ingenico	799,619
7,316	Rallye SA	203,925
5,199	Remy Cointreau SA	416,935
18,280	Rubis	952,724
31,201	Safran SA	933,034
82,902	Total SA	4,230,030
3,407	Vallourec SA	220,067
27,171	Vinci SA	1,182,629
5,729	Virbac SA	887,370
172,463	Vivendi SA	3,764,524
8,758	Wendel SA	581,325

	Total France	28,105,592

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (87.4%)	Value
Germany (5.4%)
13,280	BASF SE	$924,470
18,639	Bayerische Motoren Werke AG	1,245,897
1,836,800	Commerzbank AGa	3,091,206
88,510	Daimler AG	3,877,224
59,450	Deutsche Boerse AGa	3,111,273
183,230	Deutz AGa	973,678
21,548	Gerresheimer AG	896,407
29,123	Gerry Weber International AG	886,399
36,200	Metro AG	1,319,873
9,520	Pfeiffer Vacuum Technology AG	831,490
20,509	Rheinmetall AG	908,182
15,125	RWE AG	530,902
36,053	SAP AG ADR	1,906,773
25,616	Siemens AG	2,450,665
38,672	Suedzucker AG	1,231,839
34,909	Symrise AG	929,618
35,375	TUI AGa	219,415
9,122	Volkswagen AG	1,363,750
2,177	Wacker Chemie AG	174,856

	Total Germany	26,873,917

Hong Kong (3.7%)
414,800	AIA Group, Ltd.	1,291,239
208,000	Cathay Pacific Airways, Ltd.	355,638
340,000	China Mobile, Ltd.	3,303,296
66,188	CLP Holdings, Ltd.	562,324
629,747	Dah Chong Hong Holdings, Ltd.	738,910
1,552,400	Guangzhou Automobile Group Company, Ltd.	1,291,495
336,000	Hang Lung Group, Ltd.	1,838,820
304,700	Hutchison Whampoa, Ltd.	2,542,671
3,688,942	New World Development Company, Ltd.	2,961,946
312,000	SJM Holdings, Ltd.	506,296
153,319	Swire Pacific, Ltd., Class A	1,847,270
340,000	Swire Pacific, Ltd., Class B	797,756
108,000	Wharf Holdings, Ltd.	486,829

	Total Hong Kong	18,524,490

Hungary (0.2%)
8,200	Richter Gedeon Nyrt	1,150,855

	Total Hungary	1,150,855

India (1.7%)
109,000	Bharti Airtel, Ltd.	704,316
16,100	GlaxoSmithKline Pharmaceuticals, Ltd.	588,844
7,344	Grasim Industries, Ltd.	343,911
8,000	Grasim Industries, Ltd. GDR	377,650
35,500	Hero Motocorp, Ltd.	1,272,912
116,000	Hindustan Unilever, Ltd.	889,489
140,200	Housing Development Finance Corporation	1,719,416
25,000	ICICI Bank, Ltd.	325,050
10,400	ICICI Bank, Ltd. ADR	274,872
14,500	Infosys, Ltd.	754,695
16,504	Infosys, Ltd. ADR	847,975
20,696	Ultra Tech Cement, Ltd.	454,285
4,570	Ultra Tech Cement, Ltd. GDR	100,384

	Total India	8,653,799

Indonesia (0.5%)
327,000	PT Astra International Tbk	2,664,754

	Total Indonesia	2,664,754

Ireland (0.1%)
11,100	Paddy Power plc	638,935

	Total Ireland	638,935

Israel (0.8%)
26,845	Mellanox Technologies, Ltd.[a]	872,194
76,350	Teva Pharmaceutical Industries, Ltd. ADR	3,081,486

	Total Israel	3,953,680

Italy (1.8%)
99,607	Banca Generali SPA	925,918
72,327	Davide Campari - Milano SPA	480,698
166,700	Eni SPA	3,436,712
420,984	Sorin SPA[a]	644,688
2,722,925	Telecom Italia SPA	2,436,079
28,302	UniCredit SPA	233,423
70,753	Yoox SPA[a]	760,675

	Total Italy	8,918,193

Japan (15.7%)
17,200	Aisin Seiki Company, Ltd.	487,450
97,300	Asics Corporation	1,093,666
139,000	Bank of Yokohama, Ltd.	655,800
168,700	Bridgestone Corporation	3,820,748
44,100	Canon, Inc.	1,940,723
12,400	Capcom Company, Ltd.	293,223
106,000	Chiyoda Corporation	1,076,205
33,000	Daihatsu Motor Company, Ltd.	586,832
177,800	Daiichi Sankyo Company, Ltd.	3,521,353
21,100	Daito Trust Construction Company, Ltd.	1,806,722
851,456	Daiwa Securities Group, Inc.	2,647,476
6,200	Dena Company, Ltd.	185,730
39,650	East Japan Railway Company	2,527,225
32,400	Elpida Memory, Inc.[a]	149,901
30,436	Exedy Corporation	873,830
11,500	Gree, Inc.	395,327
155,000	Hitachi, Ltd.	806,305
11,400	Idemitsu Kosan Company, Ltd.	1,174,851
364,000	IHI Corporation	882,505
96,300	ITOCHU Corporation	976,430
70,100	Kao Corporation	1,912,749
246,000	Kawasaki Heavy Industries, Ltd.	610,294
126,000	Kawasaki Kisen Kaisha, Ltd.	226,883
101	KDDI Corporation	648,653
32,400	Komatsu, Ltd.	755,500
238,261	Kureha Corporation	1,181,109
20,500	Lawson, Inc.	1,277,260
104,000	Marubeni Corporation	633,026
17,800	Maruwa Company, Ltd.	819,004
125,000	Mitsubishi Electric Corporation	1,197,980
29,100	Mitsui & Company, Ltd.	451,028
161,800	Mori Seiki Company, Ltd.	1,437,107
156,950	MS and AD Insurance Group Holdings, Inc.	2,897,077
49,300	Nabtesco Corporation	896,787
74,400	Namco Bandai Holdings, Inc.	1,055,925
146,450	Nikon Corporation	3,245,412
86,000	Nippon Shokubai Company, Ltd.	921,377

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (87.4%)	Value
Japan (15.7%) - continued
12,500	Nippon Telegraph & Telephone Corporation	$636,374
127,000	Nippon Yusen Kabushiki Kaisha	323,707
381,700	Nissan Motor Company, Ltd.	3,418,159
31,203	Pigeon Corporation	1,271,781
23,900	Ryohin Keikaku Company, Ltd.	1,167,023
21,400	Sanrio Company, Ltd.	1,097,628
18,300	Ship Healthcare Holdings, Inc.	399,339
212	So-net M3, Inc.	954,539
33,000	Sony Corporation	595,023
17,300	Start Today Company, Ltd.	405,859
189,000	Sumitomo Bakelite Company, Ltd	1,054,352
289,650	Sumitomo Corporation	3,915,238
93,800	Sumitomo Electric Industries, Ltd.	1,015,544
1,186,000	Sumitomo Mitsui Trust Holdings, Inc.	3,477,990
373,000	Sumitomo Osaka Cement Company, Ltd.	1,016,003
44,500	Sumitomo Rubber Industries, Ltd.	534,370
30,000	Sysmex Corporation	975,358
157,339	Tadano, Ltd.	994,861
6,000	TDK Corporation	264,620
129,000	Tokyu Corporation	635,271
18,000	Toyo Suisan Kaisha, Ltd.	435,595
7,558	Toyo Tanso Company, Ltd.	310,257
34,200	Toyota Motor Corporation	1,130,895
20,900	Trend Micro, Inc.	623,228
39,600	Unipres Corporation	1,131,951
149,400	UNY Company, Ltd.	1,343,963
52,200	Ushio, Inc.	750,256
19,600	West Japan Railway Company	851,647
19,100	Xebio Company, Ltd.	452,844
8,720	Yamada Denki Company, Ltd.	594,000

	Total Japan	77,847,148

Luxembourg (0.4%)
47,000	Tenaris SA ADR	1,747,460

	Total Luxembourg	1,747,460

Malaysia (0.5%)
640,000	CIMB Group Holdings Berhad	1,500,709
199,400	Public Bank Berhad	830,064

	Total Malaysia	2,330,773

Mexico (1.1%)
172,000	Consorcio ARA SAB de CV	47,454
36,500	Fomento Economico Mexicano SAB de CV ADR	2,544,415
13,500	Grupo Aeroportuario del Sureste SAB de CV ADR	755,190
483,500	Grupo Financiero Banorte SAB de CV ADR	1,463,871
259,000	Organizacion Soriana SAB de CVa	626,401

	Total Mexico	5,437,331

Netherlands (2.2%)
797,500	Aegon NVa	3,187,110
34,935	Imtech NV	900,922
77,839	Koninklijke DSM NV	3,597,589
41,135	TKH Group NV	898,773
60,301	Unilever NV	2,073,217

	Total Netherlands	10,657,611

Norway (2.1%)
27,903	DnB NOR ASA	271,962
166,649	Renewable Energy Corporation ASA[a]	91,891
41,300	Schibsted ASA	1,025,727
26,174	Seadrill, Ltd.	872,871
163,862	Statoil ASA	4,196,518
207,000	Storebrand ASA	1,070,866
1,036,000	STX OSV Holdings, Ltd.	925,140
153,958	Tomra Systems ASA	1,029,268
24,277	Yara International ASA	969,121

	Total Norway	10,453,364

Philippines (0.3%)
2,576,000	Ayala Land, Inc.	891,823
658,242	Bank of the Philippine Islands	828,571

	Total Philippines	1,720,394

Poland (0.3%)
31,000	Bank Pekao SA	1,264,115

	Total Poland	1,264,115

Portugal (0.3%)
469,700	Banco Espirito Santo SA	817,887
54,643	Jeronimo Martins SGPS SAa	902,497

	Total Portugal	1,720,384

Russia (0.4%)
36,500	Lukoil ADR	1,931,912

	Total Russia	1,931,912

Singapore (1.4%)
966,000	Biosenors International Group, Ltd.[a]	1,063,263
457,175	Keppel Corporation, Ltd.	3,272,233
102,000	Oversea-Chinese Banking Corporation, Ltd.	615,122
511,000	Raffles Medical Group, Ltd.	835,383
192,000	SembCorp Industries, Ltd.	598,825
570,895	Super Group, Ltd.	578,201

	Total Singapore	6,963,027

South Africa (0.6%)
59,584	Massmart Holdings, Ltd.	1,245,046
181,000	Truworths International, Ltd.	1,653,792

	Total South Africa	2,898,838

South Korea (2.6%)
12,181	BS Financial Group, Inc.[a]	116,936
4,101	E-Mart Company, Ltd.[a]	991,665
12,062	Fila Korea, Ltd.[a]	815,070
44,140	Halla Climate Control Corporation[a]	836,852
9,400	POSCO	3,100,694
6,250	Samsung Electronics Company, Ltd.	3,622,275
1,448	Shinsegae Company, Ltd.[a]	308,285
3,521	SK Telecom Company, Ltd.	432,886
174,207	SK Telecom Company, Ltd. ADR	2,370,957
4,374	Youngone Corporation[a]	105,589

	Total South Korea	12,701,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (87.4%)	Value
Spain (1.9%)
23,091	Abertis Infraestructuras SA	$366,931
399,125	Banco Bilbao Vizcaya Argentaria SA	3,437,888
316,028	Banco Popular Espanol SA	1,435,275
112,900	Indra Sistemas SA	1,431,245
16,657	Industria de Diseno Textil SA (Inditex)	1,359,700
46,058	Repsol YPF SA	1,409,058

	Total Spain	9,440,097

Sweden (2.2%)
54,631	Atlas Copco AB	1,170,543
18,650	Electrolux AB	296,329
23,642	Elekta AB	1,022,255
45,109	Hexpol AB	1,315,845
31,277	Hoganas AB	961,502
50,331	Husqvarna AB	231,084
62,173	JM AB	1,008,564
21,746	Kinnevik Investment AB	422,663
4,803	Modern Times Group AB	228,769
58,177	Nordea Bank AB	448,404
24,078	Skanska AB	397,399
89,015	Swedbank AB	1,148,694
91,031	Telefonaktiebolaget LM Ericsson	923,103
122,932	Volvo AB	1,339,211

	Total Sweden	10,914,365

Switzerland (6.6%)
42,088	ABB, Ltd.[a]	790,675
64,150	Adecco SAa	2,673,531
18,376	Aryzta AG	886,518
4,793	Bucher Industries AG	835,132
3,578	Burckhardt Compression Holding AG	890,767
138,300	Credit Suisse Group[a]	3,241,489
3,398	Dufry AGa	311,877
1,866	Galenica AG	1,089,903
2,772	Givaudan SAa	2,634,033
52,782	Holcim, Ltd.[a]	2,813,545
2,354	Kaba Holding AG	821,473
58,557	Nestle SA	3,362,548
59,950	Novartis AG	3,422,728
43,024	Roche Holding AG	7,276,145
61,292	UBS AGa	727,086
12,720	Zehnder Group AG	694,440

	Total Switzerland	32,471,890

Taiwan (0.8%)
337,300	Taiwan Mobile Company, Ltd.	1,050,878
1,250,951	Taiwan Semiconductor Manufacturing Company, Ltd.	3,125,626

	Total Taiwan	4,176,504

Thailand (1.9%)
317,100	Bangkok Bank pcl	1,645,898
280,100	PTT Exploration & Production pcl	1,493,806
356,000	PTT pcl	3,581,686
150,900	Siam Cement pcl	1,747,932
269,200	Siam Commercial Bank pcl	992,165

	Total Thailand	9,461,487

Turkey (0.6%)
473,982	Akbank TAS	1,502,011
37,000	BIM Birlesik Magazalar AS	1,024,580
151,000	Turkiye Garanti Bankasi AS	469,425

	Total Turkey	2,996,016

United Kingdom (11.6%)
11,192	Anglo American plc	413,443
39,058	Aveva Group plc	868,290
95,351	Babcock International Group plc	1,087,837
1,024,512	BAE Systems plc	4,527,169
132,883	BG Group plc	2,838,917
54,326	BHP Billiton plc	1,588,287
66,467	British American Tobacco plc	3,153,285
432,226	BT Group plc	1,281,172
51,884	Burberry Group plc	954,040
193,281	Carillion plc	901,928
39,955	Croda International plc	1,118,541
37,793	GlaxoSmithKline plc	861,169
179,512	Halma plc	920,811
73,350	HSBC Holdings plc ADR	2,794,636
36,030	IMI plc	425,298
56,564	Imperial Tobacco Group plc	2,140,454
106,116	Inchcape plc	482,804
178,210	Intermediate Capital Group plc	632,716
191,520	Kingfisher plc	744,248
307,029	Legal & General Group plc	490,655
1,481,439	Lloyds TSB Group plc[a]	594,968
60,167	Mondi plc	425,000
230,261	Morgan Crucible Company plc	939,425
103,700	Pearson plc	1,946,352
91,335	Prudential plc	903,704
38,854	Rio Tinto plc	1,897,927
15,728	Royal Dutch Shell plc	598,272
28,219	SABMiller plc	987,582
33,739	Shire plc	1,172,591
33,469	Spirax-Sarco Engineering plc	973,382
447,872	Spirent plc	817,493
58,717	SSE plc	1,175,380
79,653	Standard Chartered plc	1,742,247
55,860	Tate & Lyle plc	610,704
625,650	Tesco plc	3,914,611
41,201	Ultra Electronics Holdings plc	945,204
33,382	Unilever plc	1,119,461
1,148,550	Vodafone Group plc	3,202,348
310,270	William Morrison Supermarkets plc	1,569,372
335,550	WPP plc	3,519,080

	Total United Kingdom	57,280,803

United States (0.4%)
40,383	iShares MSCI EAFE Index Fund	2,000,170

	Total United States	2,000,170

	Total Common Stock (cost $458,895,533)	432,751,014

Principal Amount	Long-Term Fixed Income (9.8%)
Argentina (0.3%)
	Arcos Dorados SA
$73,000	7.500%, 10/1/2019	80,665
	Argentina Government International Bond
280,000	7.000%, 10/3/2015	261,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Argentina (0.3%) - continued
$347,882	7.820%, 12/31/2033[b]	$274,632
498,850	7.820%, 12/31/2033[b]	393,811
133,381	8.280%, 12/31/2033	95,034
2,090,001	0.000%, 12/15/2035[b,c]	265,071
290,000	0.000%, 12/15/2035[c]	33,713
100,000	2.260%, 12/31/2038[b,d]	35,913

	Total Argentina	1,439,939

Belarus (0.1%)
	Belarus Government International Bond
439,000	8.750%, 8/3/2015	384,125
100,000	8.950%, 1/26/2018	86,000

	Total Belarus	470,125

Belize (<0.1%)
	Belize Government International Bond
120,000	6.000%, 2/20/2029[d]	72,000

	Total Belize	72,000

Bermuda (<0.1%)
	Noble Group, Ltd.
160,000	6.750%, 1/29/2020	137,600

	Total Bermuda	137,600

Brazil (0.4%)
	Brazil Government International Bond
100,000	5.875%, 1/15/2019	118,250
570,000	4.875%, 1/22/2021	636,975
140,000	7.125%, 1/20/2037	193,200
340,000	5.625%, 1/7/2041	394,400
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[e,f,g]	10

	Total Brazil	1,342,835

Canada (0.1%)
	PTTEP Canada International Finance, Ltd.
270,000	5.692%, 4/5/2021[e]	282,393

	Total Canada	282,393

Cayman Islands (0.3%)
	CCL Finance, Ltd.
110,000	9.500%, 8/15/2014	122,513
	Country Garden Holdings Company
600,000	2.500%, 2/22/2013[h]	102,479
	ENN Energy Holdings, Ltd.
200,000	6.000%, 5/13/2021	180,602
	Evergrande Real Estate Group, Ltd.
1,440,000	7.500%, 1/19/2014[h]	178,375
	TGI International, Ltd.
180,000	9.500%, 10/3/2017	193,049
	Vale Overseas, Ltd.
110,000	5.625%, 9/15/2019	121,176
310,000	4.625%, 9/15/2020	320,572

	Total Cayman Islands	1,218,766

Chile (0.4%)
	AES Gener SA
30,000	5.250%, 8/15/2021	30,150
120,000	5.250%, 8/15/2021[e]	120,600
	Banco del Estado de Chile
200,000	4.125%, 10/7/2020	204,500
260,000	4.125%, 10/7/2020[e]	265,850
	Chile Government International Bond
130,000	3.875%, 8/5/2020	140,725
350,000	3.250%, 9/14/2021	359,625
	Corporacion Nacional del Cobre de Chile - Codelco
120,000	3.750%, 11/4/2020[e]	121,866
300,000	6.150%, 10/24/2036	370,191
	E-CL SA
140,000	5.625%, 1/15/2021[e]	147,929
	Empresa Nacional del Petroleo
100,000	4.750%, 12/6/2021[e]	99,582

	Total Chile	1,861,018

China (<0.1%)
	Sinochem Overseas Capital Company, Ltd.
130,000	6.300%, 11/12/2040[e]	123,162

	Total China	123,162

Colombia (0.7%)
	Colombia Government International Bond
30,000	8.250%, 12/22/2014	35,475
400,000	7.375%, 1/27/2017	486,000
580,000	7.375%, 3/18/2019	730,800
40,000	8.125%, 5/21/2024	55,600
860,000	7.375%, 9/18/2037	1,208,299
670,000	6.125%, 1/18/2041	827,450
	Empresa de Energia de Bogota SA
420,000	6.125%, 11/10/2021[e]	422,100

	Total Colombia	3,765,724

Costa Rica (<0.1%)
	Costa Rica Government International Bond
27,000	9.995%, 8/1/2020	36,788

	Total Costa Rica	36,788

Croatia (0.1%)
	Croatia Government International Bond
390,000	6.375%, 3/24/2021[e]	355,875

	Total Croatia	355,875

Dominican Republic (0.2%)
	Dominican Republic Government International Bond
163,947	9.040%, 1/23/2018	178,702
100,000	7.500%, 5/6/2021[e]	98,000
521,000	7.500%, 5/6/2021	510,580
100,000	8.625%, 4/20/2027	102,000

	Total Dominican Republic	889,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (9.8%)	Value
El Salvador (0.1%)
	El Salvador Government International Bond
$30,000	8.250%, 4/10/2032	$32,550
285,000	7.650%, 6/15/2035	290,700

	Total El Salvador	323,250

Gabon (0.1%)
	Gabon Government International Bond
250,000	8.200%, 12/12/2017	285,000

	Total Gabon	285,000

Hong Kong (<0.1%)
	Zijin International Finance Company, Ltd.
120,000	4.250%, 6/30/2016	118,249

	Total Hong Kong	118,249

Hungary (0.2%)
	Hungary Government International Bond
140,000	3.500%, 7/18/2016[b]	146,341
450,000	4.375%, 7/4/2017[b]	466,948
53,000	5.750%, 6/11/2018[b]	57,472
40,000	6.000%, 1/11/2019[b]	43,774
21,000	3.875%, 2/24/2020[b]	19,308
506,000	7.625%, 3/29/2041	445,280

	Total Hungary	1,179,123

Iceland (0.1%)
	Iceland Government International Bond
500,000	4.875%, 6/16/2016[e]	488,690

	Total Iceland	488,690

Indonesia (0.8%)
	Indonesia Government International Bond
49,000	6.875%, 1/17/2018	57,698
1,680,000	11.625%, 3/4/2019	2,482,199
590,000	4.875%, 5/5/2021[e]	631,300
855,000	8.500%, 10/12/2035	1,231,200
160,000	7.750%, 1/17/2038	216,000
	Perusahaan Penerbit SBSN
200,000	4.000%, 11/21/2018[e]	203,000

	Total Indonesia	4,821,397

Iraq (0.1%)
	Iraq Government International Bond
500,000	5.800%, 1/15/2028	410,000

	Total Iraq	410,000

Ireland (<0.1%)
	MTS International Funding, Ltd.
100,000	8.625%, 6/22/2020	107,375

	Total Ireland	107,375

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
1,192,000	2.500%, 12/31/2032[f]	596,000

	Total Ivory Coast	596,000

Kazakhstan (0.2%)
	BTA Bank JSC
206,000	10.750%, 7/1/2018[d]	33,990
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
110,000	6.250%, 5/20/2015	114,125
	KazMunayGas National Company
450,000	11.750%, 1/23/2015	528,750
270,000	6.375%, 4/9/2021[e]	274,050

	Total Kazakhstan	950,915

Luxembourg (0.3%)
	Alrosa Finance SA
200,000	7.750%, 11/3/2020[e]	199,000
	Gaz Capital SA
200,000	5.999%, 1/23/2021[e]	199,000
	Gazprom Via Gaz Capital SA
430,000	9.250%, 4/23/2019	511,227
	Gazprom Via Gazprom International, Ltd.
80,436	7.201%, 2/1/2020	84,961
	TNK-BP Finance SA
290,000	7.875%, 3/13/2018	309,938
130,000	7.250%, 2/2/2020	133,900
	Vimpel Communications OJSC Via UBS Luxembourg SA
100,000	8.250%, 5/23/2016	99,500

	Total Luxembourg	1,537,526

Mexico (0.6%)
	Mexican Bonos
3,363,900	10.000%, 11/20/2036[i]	298,564
	Mexico Government International Bond
60,000	7.500%, 1/14/2012	60,144
30,000	5.875%, 1/15/2014	32,400
20,000	6.625%, 3/3/2015	22,750
100,000	5.625%, 1/15/2017	115,000
286,000	5.950%, 3/19/2019	339,911
90,000	8.300%, 8/15/2031	134,550
230,000	6.750%, 9/27/2034	299,575
370,000	6.050%, 1/11/2040	452,325
180,000	5.750%, 10/12/2110	191,700
	Pemex Project Funding Master Trust
590,000	6.625%, 6/15/2035	668,913
	Petroleos Mexicanos
45,000	8.000%, 5/3/2019	56,138
310,000	5.500%, 1/21/2021	336,350

	Total Mexico	3,008,320

Namibia (<0.1%)
	Namibia Government International Bond
210,000	5.500%, 11/3/2021[e]	214,200

	Total Namibia	214,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Netherlands (<0.1%)
	Myriad International Holding BV
$140,000	6.375%, 7/28/2017	$149,100
	VimpelCom Holdings BV
230,000	7.504%, 3/1/2022[e]	193,200

	Total Netherlands	342,300

Nigeria (0.1%)
	Central Bank of Nigeria
200,000	6.750%, 1/28/2021[e]	208,000
	Nigeria Government International Bond
200,000	6.750%, 1/28/2021	208,000

	Total Nigeria	416,000

Pakistan (<0.1%)
	Pakistan Government International Bond
200,000	6.875%, 6/1/2017	144,000
100,000	7.875%, 3/31/2036	63,000

	Total Pakistan	207,000

Panama (0.2%)
	Panama Government International Bond
286,000	8.875%, 9/30/2027	429,000
260,000	9.375%, 4/1/2029	413,400

	Total Panama	842,400

Peru (0.2%)
	Corporacion Lindley SA
70,000	6.750%, 11/23/2021[e]	71,400
	Peru Government International Bond
30,000	7.125%, 3/30/2019	37,725
530,000	7.350%, 7/21/2025	702,250
124,000	8.750%, 11/21/2033	189,100

	Total Peru	1,000,475

Philippines (0.5%)
	Energy Development Corporation
240,000	6.500%, 1/20/2021	247,058
	Philippines Government International Bond
100,000	7.500%, 9/25/2024	127,000
70,000	9.500%, 10/21/2024	100,800
200,000	5.500%, 3/30/2026	224,000
547,000	9.500%, 2/2/2030	840,329
100,000	7.750%, 1/14/2031	134,000
761,000	6.375%, 10/23/2034	908,443

	Total Philippines	2,581,630

Poland (0.2%)
	Poland Government International Bond
730,000	5.000%, 3/23/2022	733,650

	Total Poland	733,650

Qatar (0.1%)
	Qatar Government International Bond
200,000	4.500%, 1/20/2022[e]	206,000
200,000	5.750%, 1/20/2042[e]	215,500
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
220,300	5.298%, 9/30/2020	236,272

	Total Qatar	657,772

Russia (0.6%)
	Russia Government International Bond
200,000	3.625%, 4/29/2015	201,000
2,137,600	7.500%, 3/31/2030	2,482,287

	Total Russia	2,683,287

Serbia (<0.1%)
	Serbia Government International Bond
208,000	6.750%, 11/1/2024	196,560

	Total Serbia	196,560

South Africa (0.4%)
	Peermont Global Proprietary, Ltd.
220,000	7.750%, 4/30/2014[b]	227,773
	South Africa Government International Bond
5,725,000	13.500%, 9/15/2015[j]	863,579
3,520,000	7.250%, 1/15/2020[j]	419,255
2,240,000	6.750%, 3/31/2021[j]	256,033
720,000	10.500%, 12/21/2026[j]	104,291

	Total South Africa	1,870,931

Sri Lanka (<0.1%)
	Sri Lanka Government International Bond
200,000	6.250%, 7/27/2021[e]	197,073

	Total Sri Lanka	197,073

Supranational (0.1%)
	Corporacion Andina de Fomento
639,000	3.750%, 1/15/2016	648,846

	Total Supranational	648,846

Turkey (0.6%)
	Export Credit Bank of Turkey
250,000	5.375%, 11/4/2016[e]	246,250
	Turkey Government International Bond
800,000	Zero Coupon, 7/17/2013[k]	356,388
1,160,000	5.625%, 3/30/2021	1,173,050
30,000	11.875%, 1/15/2030	49,089
90,000	7.250%, 3/5/2038	98,325
330,000	6.750%, 5/30/2040	339,900

	Total Turkey	2,263,002

Ukraine (0.3%)
	Ukraine Government International Bond
130,000	4.950%, 10/13/2015[b]	137,958
200,000	6.250%, 6/17/2016	175,500
560,000	6.250%, 6/17/2016[e]	491,400
100,000	8.375%, 11/3/2017	83,000
200,000	6.750%, 11/14/2017	172,000
150,000	7.750%, 9/23/2020	129,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Ukraine (0.3%) - continued
$290,000	7.950%, 2/23/2021[e]	$254,475

	Total Ukraine	1,444,083

United Arab Emirates (<0.1%)
	Dolphin Energy, Ltd.
219,154	5.888%, 6/15/2019	237,782

	Total United Arab Emirates	237,782

United States (0.5%)
	HSBC Bank USA
740,000	5.910%, 8/15/2040[g,l]	911,047
	U.S. Treasury Notes
1,200,000	0.375%, 7/31/2013	1,202,860

	Total United States	2,113,907

Uruguay (0.2%)
	Uruguay Government International Bond
130,000	7.875%, 1/15/2033	181,675
548,000	7.625%, 3/21/2036	757,610

	Total Uruguay	939,285

Venezuela (0.6%)
	Petroleos de Venezuela SA
331,600	5.250%, 4/12/2017	210,566
490,000	8.500%, 11/2/2017[e]	369,460
180,000	5.375%, 4/12/2027	88,650
30,000	5.500%, 4/12/2037	14,400
	Venezuela Government International Bond
100,000	13.625%, 8/15/2018	98,250
50,000	13.625%, 8/15/2018	49,125
600,000	7.750%, 10/13/2019	428,999
396,500	6.000%, 12/9/2020	242,361
740,000	9.000%, 5/7/2023	529,099
405,000	8.250%, 10/13/2024	266,288
660,000	7.650%, 4/21/2025	409,200
80,000	9.250%, 5/7/2028	55,400
360,000	11.950%, 8/5/2031	294,300
70,000	7.000%, 3/31/2038	40,425

	Total Venezuela	3,096,523

	Total Long-Term Fixed Income (cost $47,576,733)	48,508,058

Shares	Preferred Stock (<0.1%)
Germany (0.1%)
7,418	Draegerwerk AG & Company KGaA	601,210

	Total Germany	601,210

	Total Preferred Stock (cost $712,483)	601,210

Principal Amount	Short-Term Investments (<0.1%)[m]
	Federal National Mortgage Association Discount Notes
200,000	0.089%, 2/22/2012[n,o]	199,979

	Total Short-Term Investments (at amortized cost)	199,979

	Total Investments (cost $507,384,728) 97.3%	$482,060,261

	Other Assets and Liabilities, Net 2.7%	13,526,151

	Total Net Assets 100.0%	$495,586,412

a	Non-income producing security.
b	Principal amount is displayed in Euros.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2011.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $6,699,365 or 1.4% of total net assets.
f	Defaulted security. Interest is not being accrued.
g	Security is fair valued.
h	Principal amount is displayed in Chinese Yuan.
i	Principal amount is displayed in Mexican Pesos.
j	Principal amount is displayed in South African Rand.
k	Principal amount is displayed in Turkish Lira.
l	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
o	At December 31, 2011, $199,979 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$	34,992,303
Gross unrealized depreciation		(61,647,794)

Net unrealized appreciation (depreciation)		$(26,655,491)

Cost for federal income tax purposes		$508,715,752

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Worldwide Allocation Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	100,941	—	100,941	—
Consumer Discretionary	71,438,674	—	71,438,674	—
Consumer Staples	40,728,041	2,544,415	38,183,626	—
Energy	39,955,263	11,210,650	28,744,613	—
Financials	73,551,603	8,921,396	64,630,207	—
Health Care	33,737,786	3,081,486	30,656,300	—
Industrials	69,461,627	855,574	68,606,053	—
Information Technology	27,350,945	1,720,169	25,630,776	—
Materials	56,001,237	2,987,000	53,014,237	—
Telecommunications Services	16,066,959	2,370,957	13,696,002	—
Utilities	4,357,938	—	4,357,938	—
Long-Term Fixed Income
Basic Materials	1,374,216	—	1,374,216	—
Communications Services	400,075	—	400,075	—
Consumer Cyclical	410,917	—	410,917	—
Consumer Non-Cyclical	193,923	—	193,913	10
Energy	4,555,824	—	4,555,824	—
Financials	1,656,362	—	745,315	911,047
Foreign Government	37,171,760	—	37,171,760	—
Transportation	193,049	—	193,049	—
U.S. Government and Agencies	1,202,860	—	1,202,860	—
Utilities	1,349,072	—	1,349,072	—
Preferred Stock
Health Care	601,210	—	601,210	—
Short-Term Investments	199,979	—	199,979	—
Total	$482,060,261	$33,691,647	$447,457,557	$911,057

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	48,183	48,183	—	—
Foreign Currency Forward Contracts	155,803	—	155,803	—

Total Asset Derivatives	$203,986	$48,183	$155,803	$—

Liability Derivatives
Futures Contracts	26,083	26,083	—	—
Foreign Currency Forward Contracts	164,275	—	164,275	—

Total Liability Derivatives	$190,358	$26,083	$164,275	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Consumer Non-Cyclical	—	—	(1,895)	—	—	1,905	—	10
Financials	744,761	—	(33,589)	186,925	12,950	—	—	911,047
Foreign Government	14,245	—	(14,245)	—	—	—	—	—

Total	$759,006	$—	($49,729)	$186,925	$12,950	$1,905	$—	$911,057

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

* Includes the change in net unrealized appreciation/(depreciation) on Level 3 securities held on December 31, 2011 of ($124,247).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	4	March 2012	$882,153	$882,187	$34
5-Yr. U.S. Treasury Bond Futures	24	March 2012	2,946,481	2,958,188	11,707
10-Yr. U.S. Treasury Bond Futures	12	March 2012	1,559,359	1,573,500	14,141
20-Yr. U.S. Treasury Bond Futures	6	March 2012	860,451	868,875	8,424
MSCI EAFE Index Mini-Futures	21	March 2012	1,465,993	1,479,870	13,877
Ultra Long Term U.S Treasury Bond Futures	(9)	March 2012	(1,415,605)	(1,441,688)	(26,083)
Total Futures Contracts					$22,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	HSBC	185,111	1/18/2012	$98,720	$98,816	$96
Brazilian Real	MSC	239,168	1/18/2012	128,000	127,673	(327)
Chinese Yuan	MSC	6,420,000	5/9/2012	1,008,720	1,018,383	9,663
Chinese Yuan	CITI	6,434,905	5/9/2012	1,011,459	1,020,747	9,288
Chinese Yuan	JPM	1,931,400	3/1/2012	305,408	306,633	1,225
Chinese Yuan	HSBC	15,430,186	1/18/2012 -5/9/2012	2,427,017	2,449,034	22,017
Chinese Yuan	BB	2,883,744	3/1/2012	456,000	457,828	1,828
EURO	HSBC	108,541	1/20/2012	142,148	140,481	(1,667)
EURO	SSB	51,949	1/3/2012 - 1/5/2012	67,280	67,231	(49)
EURO	CSFB	98,000	3/21/2012	127,670	126,917	(753)
EURO	BB	98,000	3/21/2012	127,917	126,917	(1,000)
Indian Rupee	BB	7,293,550	1/18/2012	144,828	136,816	(8,012)
Indian Rupee	CITI	14,168,350	1/18/2012	284,088	265,778	(18,310)
Malaysian Ringgit	CITI	400,576	1/18/2012	128,000	126,226	(1,774)
Malaysian Ringgit	BB	416,920	1/18/2012	132,512	131,376	(1,136)
Malaysian Ringgit	RBS	1,807,313	1/18/2012	576,624	569,505	(7,119)
Mexican Peso	BB	8,726,518	1/30/2012 - 3/21/2012	612,106	623,540	11,434
Mexican Peso	HSBC	892,288	3/21/2012	64,000	63,567	(433)
Russian Ruble	BB	7,961,598	1/10/2012 - 1/18/2012	247,564	246,766	(798)
Russian Ruble	JPM	5,830,650	1/10/2012	189,000	180,814	(8,186)
Russian Ruble	CITI	4,728,210	1/18/2012	146,000	146,471	471
Russian Ruble	UBS	5,758,371	1/10/2012	181,399	178,572	(2,827)
Singapore Dollar	BB	405,006	3/21/2012	312,124	312,392	268
South African Rand	SSB	343,920	1/3/2012 - 1/6/2012	42,223	42,604	381
South Korea Won	CSFB	828,424,765	1/18/2012	705,793	719,137	13,344
South Korea Won	CITI	144,774,000	1/18/2012	126,000	125,675	(325)
Swiss Franc	SSB	22,000	1/3/2012 - 1/5/2012	23,381	23,421	40
Taiwan Dollar	BB	9,216,001	1/18/2012	306,607	304,587	(2,020)
Turkish Lira	JPM	122,624	3/21/2012	64,000	63,614	(386)
Total Purchases				$10,186,588	$10,201,521	$14,933
Sales
Brazilian Real	CITI	120,864	1/18/2012	$64,000	$64,520	($520)
Brazilian Real	HSBC	343,451	1/18/2012	189,000	183,342	5,658
Brazilian Real	BB	1,535,210	1/18/2012	832,543	819,530	13,013
Brazilian Real	SSB	44,278	1/3/2012	23,634	23,738	(104)
Brazilian Real	UBS	120,832	1/18/2012	64,000	64,503	(503)
Canadian Dollar	SSB	7,693	1/3/2012	7,516	7,551	(35)
Chinese Yuan	BB	13,302,196	3/1/2012 - 5/9/2012	2,080,999	2,110,347	(29,348)
Chinese Yuan	HSBC	2,062,908	3/1/2012	324,000	327,511	(3,511)
Chinese Yuan	RBS	7,917,847	5/9/2012	1,239,875	1,255,982	(16,107)
Chinese Yuan	DB	1,954,976	3/1/2012	307,000	310,376	(3,376)
Chinese Yuan	MSC	1,943,918	3/1/2012	305,000	308,620	(3,620)
Chinese Yuan	CITI	3,875,895	1/18/2012 - 3/1/2012	607,461	615,443	(7,982)
EURO	HSBC	195,000	3/21/2012	255,367	252,539	2,828
EURO	CITI	421,739	3/21/2012	549,407	546,181	3,226
EURO	BB	96,000	3/21/2012	127,895	124,327	3,568
EURO	JPM	2,028,529	1/20/2012	2,631,001	2,625,475	5,526
Hong Kong Dollar	SSB	2,749,761	1/3/2012 - 1/4/2012	353,828	354,049	(221)
Indian Rupee	CITI	21,502,720	1/18/2012	428,000	403,360	24,640
Japanese Yen	SSB	9,374,433	1/4/2012 - 1/6/2012	120,736	121,793	(1,057)
Malaysian Ringgit	JPM	1,784,429	1/18/2012	563,000	562,294	706
Malaysian Ringgit	BB	201,821	1/18/2012	63,000	63,596	(596)
Malaysian Ringgit	MSC	238,716	1/18/2012	76,000	75,222	778
Mexican Peso	MSC	4,040,126	3/21/2012	291,485	287,822	3,663
Norwegian Krone	SSB	114,325	1/3/2012	19,002	19,115	(113)
Russian Ruble	UBS	5,758,371	1/10/2012	179,303	178,572	731
Russian Ruble	JPM	5,830,650	1/10/2012	181,473	180,814	659
Russian Ruble	BB	8,709,009	1/10/2012 - 1/18/2012	271,254	269,919	1,335
Singapore Dollar	SSB	28,316	1/3/2012 - 1/5/2012	21,825	21,829	(4)
South African Rand	HSBC	3,513,843	3/22/2012	420,266	430,345	(10,079)
South African Rand	BB	10,299,792	2/9/2012	1,239,073	1,268,895	(29,822)
South Korea Won	JPM	292,162,559	1/18/2012	256,000	253,620	2,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales - continued
South Korea Won	SSB	116,802,000	1/18/2012	103,000	101,393	1,607
South Korea Won	CITI	276,826,599	1/18/2012	242,607	240,307	2,300
Taiwan Dollar	CITI	9,216,001	1/18/2012	306,000	304,586	1,414
Turkish Lira	BB	60,704	3/21/2012	32,000	31,491	509
Turkish Lira	HSBC	62,493	3/21/2012	32,000	32,419	(419)
Turkish Lira	CITI	673,974	3/21/2012	359,108	349,637	9,471
Total Sales				$15,167,658	$15,191,063	($23,405)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($8,472)

Counterparty
BB	-	Barclays Bank
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBS	-	The Royal Bank of Scotland
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Partner Worldwide Allocation Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	34,306
Total Interest Rate Contracts		34,306
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	13,877
Total Equity Contracts		13,877
Foreign Exchange Contracts Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	155,803
Total Foreign Exchange Contracts		155,803

Total Asset Derivatives		$203,986

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	26,083
Total Interest Rate Contracts		26,083
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	164,275
Total Foreign Exchange Contracts		164,275

Total Liability Derivatives		$190,358

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	11,027
Total Equity Contracts		11,027
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(18,179)
Total Foreign Exchange Contracts		(18,179)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	252,248
Interest Rate Swaps	Net realized gains/(losses) on Swap agreements	(2,150)
Total Interest Rate Contracts		250,098

Total		$242,946

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	176,441
Total Interest Rate Contracts		176,441
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(40,313)
Total Equity Contracts		(40,313)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	87,952
Total Foreign Exchange Contracts		87,952

Total		$224,080

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$1,481,201	0.3%	N/A	N/A
Interest Rate Contracts	9,136,649	1.7	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$48,689,643	9.1

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (99.1%)	Value
Australia (4.7%)
87,731	Ansell, Ltd.	$1,302,613
115,876	Australia & New Zealand Banking Group, Ltd.	2,427,019
398,156	BHP Billiton, Ltd.	14,054,456
536,253	Challenger, Ltd.	2,262,059
48,277	Flight Centre, Ltd.[a]	795,427
244,260	Fortescue Metals Group, Ltd.	1,068,503
252,924	GrainCorp, Ltd.	2,024,090
192,491	Iluka Resources, Ltd.	3,048,887
652,358	Mount Gibson Iron, Ltd.	745,504
536,410	NRW Holdings, Ltd.	1,416,326
73,792	Rio Tinto, Ltd.	4,549,254

	Total Australia	33,694,138

Austria (0.1%)
20,491	Voestalpine AG	574,072

	Total Austria	574,072

Belgium (0.9%)
95,848	Anheuser-Busch InBev NV	5,849,519
8,496	Bekaert SAa	271,291

	Total Belgium	6,120,810

Brazil (1.0%)
272,250	Petroleo Brasileiro SA ADR	6,765,413

	Total Brazil	6,765,413

Canada (5.6%)
44,201	Agrium, Inc.[a]	2,966,691
74,945	Alimentation Couche-Tard, Inc.	2,331,917
104,640	Barrick Gold Corporation	4,740,023
120,743	Brookfield Asset Management, Inc.	3,323,159
21,600	Canadian National Railway Company[a]	1,699,294
85,700	Cenovus Energy, Inc.	2,845,732
56,567	Finning International, Inc.	1,233,169
71,850	Goldcorp, Inc.	3,188,397
113,915	Neo Material Technologies, Inc[b]	819,589
47,200	Pacific Rubiales Energy Corporation	867,742
90,709	Potash Corporation of Saskatchewan, Inc.[a]	3,749,269
52,233	Shoppers Drug Mart Corporation[a]	2,109,212
33,011	SNC-Lavalin Group, Inc.	1,619,120
54,169	Suncor Energy, Inc.	1,562,117
36,244	Tim Hortons, Inc.	1,755,991
25,619	TMX Group, Inc.	1,048,347
75,693	Trican Well Service, Ltd.	1,303,899
163,629	Yamana Gold, Inc.[a]	2,412,355

	Total Canada	39,576,023

Denmark (1.1%)
14,416	Coloplast AS	2,068,684
45,254	Novo Nordisk AS	5,198,924
32,115	Vestas Wind Systems[a,b]	345,400

	Total Denmark	7,613,008

Finland (0.4%)
309,400	Neste Oil OYJ	3,111,498

	Total Finland	3,111,498

France (8.0%)
307,636	Alcatel-Lucent[a,b]	478,036
34,697	AtoS	1,515,779
541,475	AXA SA	6,998,741
28,731	Bouygues SA	903,548
197,600	Cap Gemini SA	6,142,989
18,805	Christian Dior SA	2,219,550
223,512	Compagnie de Saint-Gobain	8,543,325
34,504	Compagnie Generale de Geophysique-Veritas[b]	800,853
103,413	Credit Agricole SA	579,351
69,121	Faurecia	1,302,645
18,512	Rallye SA	516,000
13,105	Remy Cointreau SA	1,050,958
79,747	Safran SA	2,384,752
191,328	Total SA	9,762,408
8,507	Vallourec SA	549,488
68,392	Vinci SA	2,976,791
397,504	Vivendi SA	8,676,720
22,171	Wendel SA	1,471,633

	Total France	56,873,567

Germany (7.3%)
33,620	BASF SE	2,340,412
47,438	Bayerische Motoren Werke AG	3,170,924
4,204,800	Commerzbank AGa,b	7,076,384
205,984	Daimler AG	9,023,229
137,650	Deutsche Boerse AGb	7,203,814
82,750	Metro AG	3,017,114
38,271	RWE AG	1,343,348
90,710	SAP AG ADR	4,797,475
65,584	Siemens AG	6,274,379
98,710	Suedzucker AG	3,144,259
88,332	TUI AGa,b	547,882
23,292	Volkswagen AG	3,482,183
5,434	Wacker Chemie AGa	436,458

	Total Germany	51,857,861

Hong Kong (3.1%)
527,000	Cathay Pacific Airways, Ltd.	901,062
174,092	CLP Holdings, Ltd.	1,479,062
3,594,400	Guangzhou Automobile Group Company, Ltd.	2,990,304
690,000	Hutchison Whampoa, Ltd.	5,757,937
8,554,025	New World Development Company, Ltd.	6,868,244
808,000	SJM Holdings, Ltd.	1,311,177
102,932	Swire Pacific, Ltd.	1,240,180
273,000	Wharf Holdings, Ltd.	1,230,595

	Total Hong Kong	21,778,561

Israel (1.0%)
176,150	Teva Pharmaceutical Industries, Ltd. ADR	7,109,414

	Total Israel	7,109,414

Italy (2.2%)
181,923	Davide Campari - Milano SPA	1,209,092
377,800	Eni SPA	7,788,782
6,736,050	Telecom Italia SPA	6,026,442
70,671	UniCredit SPA[a]	582,864

	Total Italy	15,607,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (99.1%)	Value
Japan (20.3%)
43,900	Aisin Seiki Company, Ltd.	$1,244,132
348,000	Bank of Yokohama, Ltd.	1,641,860
387,550	Bridgestone Corporation	8,777,303
111,500	Canon, Inc.	4,906,818
31,800	Capcom Company, Ltd.	751,974
85,000	Daihatsu Motor Company, Ltd.	1,511,538
407,700	Daiichi Sankyo Company, Ltd.	8,074,553
51,250	Daito Trust Construction Company, Ltd.	4,388,365
1,931,550	Daiwa Securities Group, Inc.	6,005,868
16,300	Dena Company, Ltd.	488,290
90,900	East Japan Railway Company	5,793,816
81,000	Elpida Memory, Inc.[a,b]	374,754
30,800	Gree, Inc.	1,058,789
405,000	Hitachi, Ltd.	2,106,798
29,000	Idemitsu Kosan Company, Ltd.	2,988,655
928,000	IHI Corporation	2,249,904
246,600	ITOCHU Corporation	2,500,391
176,000	Kao Corporation	4,802,339
623,000	Kawasaki Heavy Industries, Ltd.	1,545,581
318,000	Kawasaki Kisen Kaisha, Ltd.	572,609
263	KDDI Corporation	1,689,066
80,900	Komatsu, Ltd.	1,886,419
52,200	Lawson, Inc.	3,252,341
264,000	Marubeni Corporation	1,606,911
318,000	Mitsubishi Electric Corporation	3,047,660
74,800	Mitsui & Company, Ltd.	1,159,343
355,100	Mori Seiki Company, Ltd.	3,153,997
349,295	MS and AD Insurance Group Holdings, Inc.	6,447,496
189,100	Namco Bandai Holdings, Inc.	2,683,810
328,050	Nikon Corporation	7,269,766
31,400	Nippon Telegraph & Telephone Corporation	1,598,572
327,000	Nippon Yusen Kabushiki Kaisha	833,483
873,850	Nissan Motor Company, Ltd.	7,825,408
46,200	Ship Healthcare Holdings, Inc.	1,008,167
82,400	Sony Corporation	1,485,754
43,500	Start Today Company, Ltd.	1,020,512
664,900	Sumitomo Corporation	8,987,544
236,800	Sumitomo Electric Industries, Ltd.	2,563,760
2,723,550	Sumitomo Mitsui Trust Holdings, Inc.	7,986,913
112,900	Sumitomo Rubber Industries, Ltd.	1,355,738
15,000	TDK Corporation	661,550
334,000	Tokyu Corporation	1,644,810
46,000	Toyo Suisan Kaisha, Ltd.	1,113,186
86,400	Toyota Motor Corporation	2,856,999
52,400	Trend Micro, Inc.	1,562,544
379,800	UNY Company, Ltd.	3,416,581
49,900	West Japan Railway Company	2,168,223
48,400	Xebio Company, Ltd.	1,147,520
22,080	Yamada Denki Company, Ltd.	1,504,072

	Total Japan	144,722,482

Netherlands (2.9%)
1,830,950	Aegon NVb	7,317,165
177,116	Koninklijke DSM NV	8,186,005
152,466	Unilever NV	5,241,954

	Total Netherlands	20,745,124

Norway (2.2%)
71,249	DnB NOR ASA	694,441
416,123	Renewable Energy Corporation ASA[a,b]	229,452
67,574	Seadrill, Ltd.	2,253,511
387,505	Statoil ASA	9,924,032
61,063	Yara International ASA	2,437,593

	Total Norway	15,539,029

Portugal (0.6%)
1,115,950	Banco Espirito Santo SAa	1,943,200
139,618	Jeronimo Martins SGPS SAb	2,305,965

	Total Portugal	4,249,165

Singapore (1.5%)
1,058,115	Keppel Corporation, Ltd.	7,573,463
263,000	Oversea-Chinese Banking Corporation, Ltd.	1,586,050
487,000	SembCorp Industries, Ltd.	1,518,895

	Total Singapore	10,678,408

South Korea (2.0%)
21,850	POSCO	7,207,465
25,110	SK Telecom Company, Ltd.	3,087,126
284,190	SK Telecom Company, Ltd. ADR	3,867,826

	Total South Korea	14,162,417

Spain (3.2%)
58,494	Abertis Infraestructuras SA	929,507
916,346	Banco Bilbao Vizcaya Argentaria SA	7,893,004
754,825	Banco Popular Espanol SAa	3,428,119
276,050	Indra Sistemas SAa	3,499,515
41,897	Industria de Diseno Textil SA (Inditex)	3,420,025
117,418	Repsol YPF SA	3,592,182

	Total Spain	22,762,352

Sweden (2.7%)
137,322	Atlas Copco AB	2,942,310
46,570	Electrolux AB	739,949
60,167	Elekta AB	2,601,557
125,996	Husqvarna AB	578,484
54,720	Kinnevik Investment AB	1,063,556
11,994	Modern Times Group AB	571,280
151,883	Nordea Bank AB	1,170,650
60,995	Skanska AB	1,006,702
225,161	Swedbank AB	2,905,591
228,967	Telefonaktiebolaget LM Ericsson	2,321,849
313,738	Volvo AB	3,417,835

	Total Sweden	19,319,763

Switzerland (9.8%)
108,053	ABB, Ltd.[b]	2,029,908
146,850	Adecco SAb	6,120,157
46,749	Aryzta AG	2,255,324
317,500	Credit Suisse Group[b]	7,441,594
8,607	Dufry AGb	789,973
4,721	Galenica AGa	2,757,466
6,527	Givaudan SAb	6,202,140
122,136	Holcim, Ltd.[b]	6,510,461
142,859	Nestle SA	8,203,465
134,350	Novartis AG	7,670,451
103,357	Roche Holding AG	17,479,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (99.1%)	Value
Switzerland (9.8%) - continued
153,047	UBS AGb	$1,815,545

	Total Switzerland	69,276,042

Thailand (1.7%)
729,325	Bangkok Bank pcl	3,785,539
820,550	PTT pcl	8,255,485

	Total Thailand	12,041,024

United Kingdom (16.3%)
29,201	Anglo American plc	1,078,714
2,395,305	BAE Systems plc	10,584,502
342,072	BG Group plc	7,308,037
140,130	BHP Billiton plc	4,096,871
170,516	British American Tobacco plc	8,089,513
1,115,030	BT Group plc	3,305,088
132,460	Burberry Group plc	2,435,668
102,614	Croda International plc	2,872,682
95,562	GlaxoSmithKline plc	2,177,519
169,350	HSBC Holdings plc ADR	6,452,236
93,148	IMI plc	1,099,520
147,360	Imperial Tobacco Group plc	5,576,291
267,507	Inchcape plc	1,217,097
449,248	Intermediate Capital Group plc	1,595,008
487,635	Kingfisher plc	1,894,953
783,950	Legal & General Group plc	1,252,810
3,699,196	Lloyds TSB Group plc[b]	1,485,653
152,239	Mondi plc	1,075,367
239,200	Pearson plc	4,489,560
231,721	Prudential plc	2,292,739
102,378	Rio Tinto plc	5,000,924
39,559	Royal Dutch Shell plc	1,504,772
88,341	Shire plc	3,070,272
148,017	SSE plc	2,962,961
141,194	Tate & Lyle plc	1,543,639
1,440,750	Tesco plc	9,014,588
86,213	Unilever plc	2,891,141
2,636,937	Vodafone Group plc	7,352,218
791,548	William Morrison Supermarkets plc	4,003,716
771,000	WPP plc	8,085,860

	Total United Kingdom	115,809,919

United States (0.5%)
73,601	iShares MSCI EAFE Index Fund	3,645,458

	Total United States	3,645,458

	Total Common Stock (cost $787,648,838)	703,632,728

	Collateral Held for Securities Loaned (5.4%)
38,197,124	Thrivent Financial Securities Lending Trust	38,197,124

	Total Collateral Held for Securities Loaned (cost $38,197,124)	38,197,124

	Total Investments (cost $825,845,962) 104.5%	$741,829,852

	Other Assets and Liabilities, Net (4.5%)	(32,002,347)

	Total Net Assets 100.0%	$709,827,505

a	All or a portion of the security is on loan.
b	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation and depreciation of investments,
Gross unrealized appreciation	$37,732,524
Gross unrealized depreciation	(123,321,756)

Net unrealized appreciation (depreciation)	$(85,589,232)

Cost for federal income tax purposes	$827,419,084

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner International Stock Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	111,188,001	—	111,188,001	—
Consumer Staples	76,706,984	—	76,706,984	—
Energy	61,828,433	6,765,413	55,063,020	—
Financials	118,231,731	10,097,694	108,134,037	—
Health Care	59,216,565	7,109,414	52,107,151	—
Industrials	113,995,592	—	113,995,592	—
Information Technology	32,408,875	—	32,408,875	—
Materials	97,169,291	—	97,169,291	—
Telecommunications Services	26,926,338	3,867,826	23,058,512	—
Utilities	5,960,918	—	5,960,918	—
Collateral Held for Securities Loaned	38,197,124	38,197,124	—	—

Total	$741,829,852	$66,037,471	$675,792,381	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives Foreign Currency Forward Contracts	142	—	142	—

Total Liability Derivatives	$142	$—	$142	$—

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Canadian Dollar	SSB	31,542	1/3/2012	$30,818	$30,960	($142)
Total Sales				$30,818	$30,960	($142)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($142)

Counterparty

SSB	-	State Street Bank

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	142
Total Foreign Exchange Contracts		142

Total Liability Derivatives		$142

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner International Stock Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(667,317)
Total Foreign Exchange Contracts		(667,317)

Total		($667,317)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Partner International Stock Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	3,246
Total Foreign Exchange Contracts		3,246

Total		$3,246

The following table presents Partner International Stock Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$9,386,157	1.1

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$7,579,024	$434,939,380	$404,321,280	38,197,124	$38,197,124	$901,065
Total Value and Income Earned	7,579,024				38,197,124	901,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (11.1%)
5,210	CarMax, Inc.[a]	$158,801
1,030	Darden Restaurants, Inc.	46,947
2,080	Johnson Controls, Inc.	65,021
2,350	Kohl’s Corporation	115,972
290	Priceline.com, Inc.[a]	135,636
3,460	Starbucks Corporation	159,195

	Total Consumer Discretionary	681,572

Consumer Staples (9.3%)
1,300	Coca-Cola Company	90,961
970	Costco Wholesale Corporation	80,820
5,300	CVS Caremark Corporation	216,134
570	Green Mountain Coffee Roasters, Inc.[a]	25,565
1,700	PepsiCo, Inc.	112,795
720	Procter & Gamble Company	48,031

	Total Consumer Staples	574,306

Energy (10.1%)
4,460	Cameron International Corporation[a]	219,388
2,670	Noble Corporation[a]	80,687
3,710	QEP Resources, Inc.	108,703
7,310	Suncor Energy, Inc. ADR	210,747

	Total Energy	619,525

Financials (11.2%)
900	Aflac, Inc.	38,934
3,050	American Express Company	143,868
950	IntercontinentalExchange, Inc.[a]	114,523
5,720	SunTrust Banks, Inc.	101,244
2,780	T. Rowe Price Group, Inc.	158,321
4,850	Wells Fargo & Company	133,666

	Total Financials	690,556

Health Care (15.2%)
3,200	Allergan, Inc.	280,768
900	Cerner Corporation[a]	55,125
1,200	Edwards Lifesciences Corporation[a]	84,840
4,870	Gilead Sciences, Inc.[a]	199,329
170	Intuitive Surgical, Inc.[a]	78,712
2,700	Novartis AG ADR	154,359
490	Perrigo Company	47,677
1,010	St. Jude Medical, Inc.	34,643

	Total Health Care	935,453

Industrials (9.4%)
970	3M Company	79,278
1,940	C.H. Robinson Worldwide, Inc.	135,373
1,990	Cooper Industries plc	107,759
3,150	Danaher Corporation	148,176
2,690	Expeditors International of Washington, Inc.	110,182

	Total Industrials	580,768

Information Technology (27.2%)
2,090	Acme Packet, Inc.[a]	64,602
650	Apple, Inc.[a]	263,250
2,750	Cognizant Technology Solutions Corporation[a]	176,853
240	Google, Inc.[a]	155,016
580	Informatica Corporation[a]	21,419
600	International Business Machines Corporation	110,328
2,150	Intuit, Inc.	113,069
3,810	Juniper Networks, Inc.[a]	77,762
1,280	Mercadolibre, Inc.	101,811
2,840	Microsoft Corporation	73,726
5,140	QUALCOMM, Inc.	281,158
710	Salesforce.com, Inc.[a]	72,037
3,130	Texas Instruments, Inc.	91,114
800	VMware, Inc.[a]	66,552

	Total Information Technology	1,668,697

Materials (2.6%)
2,730	Ecolab, Inc.	157,821

	Total Materials	157,821

	Total Common Stock (cost $5,668,501)	5,908,698

	Total Investments (cost $5,668,501) 96.1%	$5,908,698

	Other Assets and Liabilities, Net 3.9%	237,593

	Total Net Assets 100.0%	$6,146,291

a	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$534,556
Gross unrealized depreciation	(300,768)

Net unrealized appreciation (depreciation)	$233,788

Cost for federal income tax purposes	$5,674,910

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Socially Responsible Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	681,572	681,572	—	—
Consumer Staples	574,306	574,306	—	—
Energy	619,525	619,525	—	—
Financials	690,556	690,556	—	—
Health Care	935,453	935,453	—	—
Industrials	580,768	580,768	—	—
Information Technology	1,668,697	1,668,697	—	—
Materials	157,821	157,821	—	—

Total	$5,908,698	$5,908,698	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (95.3%)	Value
Consumer Discretionary (10.6%)
2,055	Amazon.com, Inc.[a]	$355,720
2,425	Coach, Inc.	148,022
2,150	DIRECTV[a]	91,934
850	Priceline.com, Inc.[a]	397,554
3,980	Starbucks Corporation	183,120
1,475	TJX Companies, Inc.	95,211
675	Wynn Resorts, Ltd.	74,581

	Total Consumer Discretionary	1,346,142

Consumer Staples (4.4%)
4,200	Companhia de Bebidas das Americas ADR	151,578
1,450	Hansen Natural Corporation[a]	133,603
3,025	Herbalife, Ltd.	156,301
1,675	Mead Johnson Nutrition Company	115,123

	Total Consumer Staples	556,605

Energy (10.3%)
2,025	Apache Corporation	183,425
3,750	Baker Hughes, Inc.	182,400
3,500	Chesapeake Energy Corporation	78,015
2,925	Complete Production Services, Inc.[a]	98,163
4,150	Helmerich & Payne, Inc.	242,194
4,075	National Oilwell Varco, Inc.	277,059
8,600	Patterson-UTI Energy, Inc.	171,828
1,200	Schlumberger, Ltd.	81,972

	Total Energy	1,315,056

Financials (2.9%)
1,700	American Express Company	80,189
750	Franklin Resources, Inc.	72,045
720	IntercontinentalExchange, Inc.[a]	86,796
2,400	T. Rowe Price Group, Inc.	136,680

	Total Financials	375,710

Health Care (8.9%)
3,125	Celgene Corporation[a]	211,250
5,150	Cubist Pharmaceuticals, Inc.[a]	204,043
850	Intuitive Surgical, Inc.[a]	393,558
1,950	Novo Nordisk A/S ADR	224,757
1,600	Watson Pharmaceuticals, Inc.[a]	96,544

	Total Health Care	1,130,152

Industrials (10.8%)
7,075	ABB, Ltd. ADR[a]	133,222
5,200	Dover Corporation	301,860
8,675	Eaton Corporation	377,623
3,750	Fluor Corporation	188,438
11,300	Komatsu, Ltd. ADR	266,906
1,325	Parker Hannifin Corporation	101,031

	Total Industrials	1,369,080

Information Technology (39.2%)
3,625	Accenture plc	192,959
2,000	ANSYS, Inc.[a]	114,560
1,470	Apple, Inc.[a]	595,350
2,675	ASML Holding NV	111,788
5,825	Autodesk, Inc.[a]	176,672
5,450	Check Point Software Technologies, Ltd.[a]	286,343
1,475	Citrix Systems, Inc.[a]	89,562
2,900	Cognizant Technology Solutions Corporation[a]	186,499
1,450	CommVault Systems, Inc.[a]	61,944
11,000	EMC Corporation[a]	236,940
1,750	F5 Networks, Inc.[a]	185,710
947	Google, Inc.[a]	611,667
2,000	Informatica Corporation[a]	73,860
5,325	Intel Corporation	129,131
3,750	Intuit, Inc.	197,212
425	MasterCard, Inc.	158,449
3,500	Nuance Communications, Inc.[a]	88,060
1,750	Open Text Corporation[a]	89,495
14,175	Oracle Corporation	363,589
8,050	QUALCOMM, Inc.	440,335
1,700	Salesforce.com, Inc.[a]	172,482
4,550	Solarwinds, Inc.[a]	127,173
1,850	Teradata Corporation[a]	89,744
2,400	VMware, Inc.[a]	199,656

	Total Information Technology	4,979,180

Materials (7.5%)
2,050	Agrium, Inc.	137,576
6,050	Barrick Gold Corporation	273,762
1,425	Cliffs Natural Resources, Inc.	88,849
5,150	Freeport-McMoRan Copper & Gold, Inc.	189,468
2,800	Goldcorp, Inc.	123,900
3,350	Pan American Silver Corporation	73,064
4,350	Yamana Gold, Inc.	63,901

	Total Materials	950,520

Telecommunications Services (0.7%)
3,656	Tim Participacoes SA ADR	94,325

	Total Telecommunications Services	94,325

	Total Common Stock (cost $11,435,172)	12,116,770

Contracts	Options Purchased (0.2%)
8	Put on Priceline.com, Inc. $435.00, expires 4/21/2012	$22,000

	Total Options Purchased (cost $20,286)	22,000

	Total Investments (cost $11,455,458) 95.5%	$12,138,770

	Other Assets and Liabilities, Net 4.5%	570,731

	Total Net Assets 100.0%	$12,709,501

a	Non-income producing security.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,348,969
Gross unrealized depreciation	(670,079)

Net unrealized appreciation (depreciation)	$678,890

Cost for federal income tax purposes	$11,459,880

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner All Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	1,346,142	1,346,142	—	—
Consumer Staples	556,605	556,605	—	—
Energy	1,315,056	1,315,056	—	—
Financials	375,710	375,710	—	—
Health Care	1,130,152	1,130,152	—	—
Industrials	1,369,080	1,369,080	—	—
Information Technology	4,979,180	4,979,180	—	—
Materials	950,520	950,520	—	—
Telecommunications Services	94,325	94,325	—	—
Options Purchased	22,000	22,000	—	—

Total	$12,138,770	$12,138,770	$—	$—

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Options Purchased	Investments in securities at value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	22,000
Total Equity Contracts		22,000

Total Asset Derivatives		$22,000

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	(33,058)
Total Equity Contracts		(33,058)

Total		($33,058)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	3,585
Total Equity Contracts		3,585

Total		$3,585

The following table presents Partner All Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Options (Contracts)
Equity Contracts	64

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (94.8%)	Value
Consumer Discretionary (6.2%)
6,533	Comcast Corporation	$154,898
1,844	Mohawk Industries, Inc.[a]	110,363
56,650	Talbots, Inc.[a]	150,689

	Total Consumer Discretionary	415,950

Consumer Staples (9.3%)
16,060	Adecoagro SAa	132,816
3,810	Church & Dwight Company, Inc.	174,346
3,430	Coca-Cola Company	239,997
1,310	Wal-Mart Stores, Inc.	78,286

	Total Consumer Staples	625,445

Energy (13.0%)
840	Apache Corporation	76,087
2,190	Bill Barrett Corporation[a]	74,613
3,050	Chevron Corporation	324,520
2,750	Nabors Industries, Ltd.[a]	47,685
1,548	Noble Energy, Inc.	146,116
4,060	Penn West Petroleum, Ltd.	80,388
1,630	Royal Dutch Shell plc ADR	119,137

	Total Energy	868,546

Financials (19.8%)
5,540	CIT Group, Inc.[a]	193,180
2,100	Goldman Sachs Group, Inc.	189,903
1,978	J.P. Morgan Chase & Company	65,768
3,090	M&T Bank Corporation	235,891
5,042	MetLife, Inc.	157,209
8,630	U.S. Bancorp	233,442
3,890	Unum Group	81,962
6,280	Wells Fargo & Company	173,077

	Total Financials	1,330,432

Health Care (13.2%)
4,330	Gilead Sciences, Inc.[a]	177,227
5,430	HCA Holdings, Inc.[a]	119,623
1,890	Humana, Inc.	165,583
7,990	Medtronic, Inc.	305,617
2,260	UnitedHealth Group, Inc.	114,537

	Total Health Care	882,587

Industrials (10.1%)
38,041	AerCap Holdings NVa	429,483
1,770	Navistar International Corporation[a]	67,048
3,920	Tyco International, Ltd.	183,103

	Total Industrials	679,634

Information Technology (10.2%)
2,490	Hewlett-Packard Company	64,142
6,320	Juniper Networks, Inc.[a]	128,991
8,010	Microsoft Corporation	207,940
4,960	Oracle Corporation	127,224
4,950	Xilinx, Inc.	158,697

	Total Information Technology	686,994

Materials (4.1%)
1,681	Celanese Corporation	74,418
2,670	Mosaic Company	134,648
1,170	Rock-Tenn Company	67,509

	Total Materials	276,575

Telecommunications Services (2.0%)
4,770	Vodafone Group plc ADR	133,703

	Total Telecommunications Services	133,703

Utilities (6.9%)
67,310	GenOn Energy, Inc.[a]	175,679
4,660	Public Service Enterprise Group, Inc.	153,826
2,880	SCANA Corporation	129,773
	Total Utilities	459,278

	Total Common Stock (cost $6,828,826)	6,359,144

	Total Investments (cost $6,828,826) 94.8%	$6,359,144

	Other Assets and Liabilities, Net 5.2%	346,570

	Total Net Assets 100.0%	$6,705,714

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$382,295
Gross unrealized depreciation	(853,107)

Net unrealized appreciation (depreciation)	$(470,812)

Cost for federal income tax purposes	$6,829,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner All Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	415,950	415,950	—	—
Consumer Staples	625,445	625,445	—	—
Energy	868,546	868,546	—	—
Financials	1,330,432	1,330,432	—	—
Health Care	882,587	882,587	—	—
Industrials	679,634	679,634	—	—
Information Technology	686,994	686,994	—	—
Materials	276,575	276,575	—	—
Telecommunications Services	133,703	133,703	—	—
Utilities	459,278	459,278	—	—

Total	$6,359,144	$6,359,144	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner All Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(12)
Total Foreign Exchange Contracts		(12)

Total		($12)

Partner All Cap Value Portfolio’s average volume of derivative activity for foreign exchange contracts during the period was <0.1% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.9%)	Value
Consumer Discretionary (10.6%)
3,740	Amazon.com, Inc.[a]	$647,394
8,140	Coach, Inc.	496,865
23,970	DISH Network Corporation	682,666
13,690	Johnson Controls, Inc.	427,949
1,190	Priceline.com, Inc.[a]	556,575
2,330	PVH Corporation	164,242
9,750	Starwood Hotels & Resorts Worldwide, Inc.	467,707
9,010	Time Warner Cable, Inc.	572,766
12,620	Viacom, Inc.	573,074
3,240	Wynn Resorts, Ltd.	357,988
8,180	Yum! Brands, Inc.	482,702

	Total Consumer Discretionary	5,429,928

Consumer Staples (11.4%)
31,910	Altria Group, Inc.	946,132
31,250	CVS Caremark Corporation	1,274,375
11,380	Dr. Pepper Snapple Group, Inc.	449,283
4,720	Estee Lauder Companies, Inc.	530,150
1,190	Green Mountain Coffee Roasters, Inc.[a]	53,372
8,070	Kellogg Company	408,100
16,070	Kroger Company	389,215
4,780	Mead Johnson Nutrition Company	328,529
22,440	Procter & Gamble Company	1,496,972

	Total Consumer Staples	5,876,128

Energy (12.2%)
4,730	Anadarko Petroleum Corporation	361,041
3,800	Apache Corporation	344,204
21,780	Chevron Corporation	2,317,392
4,154	ENSCO International plc ADR	194,906
6,630	Exxon Mobil Corporation	561,959
9,190	Halliburton Company	317,147
8,190	Hess Corporation	465,192
5,140	National Oilwell Varco, Inc.	349,468
12,590	Occidental Petroleum Corporation	1,179,683
6,830	QEP Resources, Inc.	200,119

	Total Energy	6,291,111

Financials (13.3%)
13,330	Berkshire Hathaway, Inc.[a]	1,017,079
4,350	Boston Properties, Inc.	433,260
1,770	CME Group, Inc.	431,296
20,210	First Horizon National Corporation	161,680
4,380	Goldman Sachs Group, Inc.	396,083
30,900	Invesco, Ltd.	620,781
37,890	J.P. Morgan Chase & Company	1,259,843
65,700	KeyCorp	505,233
26,050	MetLife, Inc.	812,239
3,960	Public Storage, Inc.	532,462
100,730	Regions Financial Corporation	433,139
15,190	TD Ameritrade Holding Corporation	237,723

	Total Financials	6,840,818

Health Care (11.8%)
6,120	Allergan, Inc.	536,969
8,320	Amgen, Inc.	534,227
3,990	Biogen Idec, Inc.[a]	439,100
6,370	DENTSPLY International, Inc.	222,886
10,550	Express Scripts, Inc.[a]	471,479
5,000	Gilead Sciences, Inc.[a]	204,650
15,460	Hologic, Inc.[a]	270,705
6,050	Hospira, Inc.[a]	183,739
1,680	Johnson & Johnson	110,174
2,380	Medicis Pharmaceutical Corporation	79,135
5,550	Omnicare, Inc.	191,198
9,340	Onyx Pharmaceuticals, Inc.[a]	410,493
61,255	Pfizer, Inc.	1,325,558
3,840	Thermo Fisher Scientific, Inc.[a]	172,685
9,960	UnitedHealth Group, Inc.	504,773
8,263	Valeant Pharmaceuticals International, Inc.[a]	385,799

	Total Health Care	6,043,570

Industrials (10.5%)
8,250	Boeing Company	605,137
4,440	Caterpillar, Inc.	402,264
4,810	Cummins, Inc.	423,376
15,460	Danaher Corporation	727,238
2,640	Flowserve Corporation	262,205
35,090	General Electric Company	628,462
2,040	Joy Global, Inc.	152,939
2,020	Precision Castparts Corporation	332,876
7,500	Republic Services, Inc.	206,625
5,550	Union Pacific Corporation	587,967
6,110	United Parcel Service, Inc.	447,191
8,410	United Technologies Corporation	614,687

	Total Industrials	5,390,967

Information Technology (19.1%)
16,480	Akamai Technologies, Inc.[a]	531,974
5,410	Apple, Inc.[a]	2,191,050
10,900	Avago Technologies, Ltd.	314,574
17,380	Broadcom Corporation[a]	510,277
7,900	Check Point Software Technologies, Ltd.[a]	415,066
10,850	Cognizant Technology Solutions Corporation[a]	697,763
17,940	EMC Corporation[a]	386,428
10,210	Fidelity National Information Services, Inc.	271,484
2,600	Google, Inc.[a]	1,679,340
24,140	Hewlett-Packard Company	621,846
18,380	Juniper Networks, Inc.[a]	375,136
3,470	Lam Research Corporation[a]	128,459
25,880	ON Semiconductor Corporation[a]	199,794
11,460	QUALCOMM, Inc.	626,862
25,770	Sapient Corporation	324,702
6,290	VMware, Inc.[a]	523,265

	Total Information Technology	9,798,020

Materials (3.4%)
1,850	CF Industries Holdings, Inc.	268,213
5,490	Ecolab, Inc.	317,377
8,470	Freeport-McMoRan Copper & Gold, Inc.	311,611
10,600	LyondellBasell Industries NV	344,394
3,150	PPG Industries, Inc.	262,994

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.9%)	Value
Materials (3.4%) - continued
2,490	Praxair, Inc.	$266,181

	Total Materials	1,770,770

Telecommunications Services (3.1%)
4,680	American Tower Corporation	280,847
11,732	AT&T, Inc.	354,775
12,389	CenturyLink, Inc.	460,871
10,180	NII Holdings, Inc.[a]	216,834
111,600	Sprint Nextel Corporation[a]	261,144

	Total Telecommunications Services	1,574,471

Utilities (3.5%)
15,010	AES Corporation[a]	177,718
11,590	Edison International, Inc.	479,826
10,050	Exelon Corporation	435,868
23,530	PPL Corporation	692,253

	Total Utilities	1,785,665

	Total Common Stock (cost $49,639,043)	50,801,448

	Total Investments (cost $49,639,043) 98.9%	$50,801,448

	Other Assets and Liabilities, Net 1.1%	566,654

	Total Net Assets 100.0%	$51,368,102

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,876,711
Gross unrealized depreciation	(2,993,079)

Net unrealized appreciation (depreciation)	$883,632

Cost for federal income tax purposes	$49,917,816

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,429,928	5,429,928	—	—
Consumer Staples	5,876,128	5,876,128	—	—
Energy	6,291,111	6,291,111	—	—
Financials	6,840,818	6,840,818	—	—
Health Care	6,043,570	6,043,570	—	—
Industrials	5,390,967	5,390,967	—	—
Information Technology	9,798,020	9,798,020	—	—
Materials	1,770,770	1,770,770	—	—
Telecommunications Services	1,574,471	1,574,471	—	—
Utilities	1,785,665	1,785,665	—	—

Total	$50,801,448	$50,801,448	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$488,000	$11,860,107	$12,348,107	—	$—	$1,086
Total Value and Income Earned	488,000				—	1,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.5%)	Value
Consumer Discretionary (12.2%)
2,854	Amazon.com, Inc.[a]	$494,027
14,859	Comcast Corporation	352,307
4,629	Discovery Communications, Inc.[a]	189,650
4,600	Home Depot, Inc.	193,384
8,150	Las Vegas Sands Corporation[a]	348,250

	Total Consumer Discretionary	1,577,618

Consumer Staples (13.6%)
11,896	Altria Group, Inc.	352,716
5,907	Anheuser-Busch InBev NV ADR	360,268
4,317	British American Tobacco plc ADR	409,597
1,360	Coca-Cola Company	95,159
9,066	Wal-Mart Stores, Inc.	541,784

	Total Consumer Staples	1,759,524

Energy (11.5%)
3,897	Apache Corporation	352,990
4,088	Baker Hughes, Inc.	198,841
6,863	ENSCO International plc ADR	322,012
6,792	Peabody Energy Corporation	224,883
26,327	Weatherford International, Ltd.[a]	385,427

	Total Energy	1,484,153

Financials (5.0%)
4,377	Citigroup, Inc.	115,159
504	CME Group, Inc.	122,809
5,968	J.P. Morgan Chase & Company	198,436
7,605	Wells Fargo & Company	209,594

	Total Financials	645,998

Health Care (12.5%)
5,481	Amgen, Inc.	351,935
5,529	Baxter International, Inc.	273,575
3,964	McKesson Corporation	308,835
16,817	Mylan, Inc.[a]	360,893
6,240	UnitedHealth Group, Inc.	316,243

	Total Health Care	1,611,481

Industrials (10.5%)
3,650	Boeing Company	267,727
1,430	Caterpillar, Inc.	129,558
6,100	CSX Corporation	128,466
800	Fluor Corporation	40,200
2,448	Honeywell International, Inc.	133,049
1,730	Parker Hannifin Corporation	131,913
1,537	Precision Castparts Corporation	253,282
2,568	Union Pacific Corporation	272,054

	Total Industrials	1,356,249

Information Technology (31.1%)
6,129	Akamai Technologies, Inc.[a]	197,844
2,151	Apple, Inc.[a]	871,155
822	Baidu.com, Inc. ADR[a]	95,738
4,468	Broadcom Corporation[a]	131,181
4,206	Cognizant Technology Solutions Corporation[a]	270,488
6,204	eBay, Inc.[a]	188,167
11,484	EMC Corporation[a]	247,365
1,379	F5 Networks, Inc.[a]	146,340
837	Google, Inc.[a]	540,618
4,005	Microsoft Corporation	103,970
2,902	NetApp, Inc.[a]	105,256
14,274	Oracle Corporation	366,128
7,250	QUALCOMM, Inc.	396,575
1,529	Salesforce.com, Inc.[a]	155,132
2,409	VMware, Inc.[a]	200,405

	Total Information Technology	4,016,362

Materials (2.1%)
7,254	Freeport-McMoRan Copper & Gold, Inc.	266,875

	Total Materials	266,875

	Total Common Stock (cost $13,586,589)	12,718,260

	Total Investments (cost $13,586,589) 98.5%	$12,718,260

	Other Assets and Liabilities, Net 1.5%	188,726

	Total Net Assets 100.0%	$12,906,986

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$817,797
Gross unrealized depreciation	(1,686,126)

Net unrealized appreciation (depreciation)	$(868,329)

Cost for federal income tax purposes	$13,586,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Large Cap Growth Portfolio II’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	1,577,618	1,577,618	—	—
Consumer Staples	1,759,524	1,759,524	—	—
Energy	1,484,153	1,484,153	—	—
Financials	645,998	645,998	—	—
Health Care	1,611,481	1,611,481	—	—
Industrials	1,356,249	1,356,249	—	—
Information Technology	4,016,362	4,016,362	—	—
Materials	266,875	266,875	—	—

Total	$12,718,260	$12,718,260	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$21,183,150	$97,738,250	$118,921,400	—	$—	$39,168
Total Value and Income Earned	21,183,150				—	39,168

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (13.0%)
182,500	Amazon.com, Inc.[a]	$31,590,750
923,200	Comcast Corporation	21,889,072
276,563	Discovery Communications, Inc.[a]	11,330,786
289,700	Home Depot, Inc.	12,178,988
453,800	Las Vegas Sands Corporation[a]	19,390,874
67,900	Time Warner Cable, Inc.	4,316,403
91,000	Viacom, Inc.	4,132,310

	Total Consumer Discretionary	104,829,183

Consumer Staples (13.8%)
737,700	Altria Group, Inc.	21,872,805
342,881	Anheuser-Busch InBev NV ADR	20,912,312
251,458	British American Tobacco plc ADR	23,858,335
89,096	Coca-Cola Company	6,234,047
569,100	Wal-Mart Stores, Inc.	34,009,416
60,700	Whole Foods Market, Inc.	4,223,506

	Total Consumer Staples	111,110,421

Energy (8.2%)
181,808	Apache Corporation	16,468,169
256,731	Baker Hughes, Inc.	12,487,396
38,400	Chevron Corporation	4,085,760
300,746	ENSCO International plc ADR	14,111,002
41,000	Occidental Petroleum Corporation	3,841,700
167,351	Peabody Energy Corporation	5,540,991
54,700	Schlumberger, Ltd.	3,736,557
411,300	Weatherford International, Ltd.[a]	6,021,432

	Total Energy	66,293,007

Financials (5.3%)
85,800	Aon Corporation	4,015,440
208,000	Citigroup, Inc.	5,472,480
31,700	CME Group, Inc.	7,724,339
374,771	J.P. Morgan Chase & Company	12,461,136
477,700	Wells Fargo & Company	13,165,412

	Total Financials	42,838,807

Health Care (12.3%)
341,183	Amgen, Inc.	21,907,361
343,600	Baxter International, Inc.	17,001,328
248,900	McKesson Corporation	19,391,799
968,770	Mylan, Inc.[a]	20,789,804
386,200	UnitedHealth Group, Inc.	19,572,616

	Total Health Care	98,662,908

Industrials (11.0%)
230,900	Boeing Company	16,936,515
87,100	Caterpillar, Inc.	7,891,260
379,500	CSX Corporation	7,992,270
74,900	Fluor Corporation	3,763,725
147,300	Honeywell International, Inc.	8,005,755
104,300	Parker Hannifin Corporation	7,952,875
96,300	Precision Castparts Corporation	15,869,277
154,238	Union Pacific Corporation	16,339,974
51,900	United Technologies Corporation	3,793,371

	Total Industrials	88,545,022

Information Technology (32.8%)
224,828	Akamai Technologies, Inc.[a]	7,257,448
147,500	Apple, Inc.[a]	59,737,500
51,800	Baidu.com, Inc. ADR[a]	6,033,146
280,400	Broadcom Corporation[a]	8,232,544
216,500	Cisco Systems, Inc.	3,914,320
263,002	Cognizant Technology Solutions Corporation[a]	16,913,659
390,700	eBay, Inc.[a]	11,849,931
721,200	EMC Corporation[a]	15,534,648
86,532	F5 Networks, Inc.[a]	9,182,776
52,652	Google, Inc.[a]	34,007,927
254,100	Microsoft Corporation	6,596,436
180,600	NetApp, Inc.[a]	6,550,362
896,350	Oracle Corporation	22,991,377
455,300	QUALCOMM, Inc.	24,904,910
96,116	Salesforce.com, Inc.[a]	9,751,929
132,200	Texas Instruments, Inc.	3,848,342
151,337	VMware, Inc.[a]	12,589,725
126,300	Xilinx, Inc.	4,049,178

	Total Information Technology	263,946,158

Materials (1.5%)
320,100	Freeport-McMoRan Copper & Gold, Inc.	11,776,479

	Total Materials	11,776,479

	Total Common Stock (cost $776,631,318)	788,001,985

	Total Investments (cost $776,631,318) 97.9%	$788,001,985

	Other Assets and Liabilities, Net 2.1%	17,281,147

	Total Net Assets 100.0%	$805,283,132

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$56,301,058
Gross unrealized depreciation	(46,902,151)

Net unrealized appreciation (depreciation)	$9,398,907

Cost for federal income tax purposes	$778,603,078

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Large Cap Growth Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	104,829,183	104,829,183	—	—
Consumer Staples	111,110,421	111,110,421	—	—
Energy	66,293,007	66,293,007	—	—
Financials	42,838,807	42,838,807	—	—
Health Care	98,662,908	98,662,908	—	—
Industrials	88,545,022	88,545,022	—	—
Information Technology	263,946,158	263,946,158	—	—
Materials	11,776,479	11,776,479	—	—

Total	$788,001,985	$788,001,985	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Large Cap Growth Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	339,935
Total Equity Contracts		339,935

Total		$339,935

The following table presents Large Cap Growth Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Options (Contracts)
Equity Contracts	67

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$26,672,700	$288,313,351	$314,986,051	—	$—	$49,988
Total Value and Income Earned	26,672,700				—	49,988

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (18.5%)
10,000	Amazon.com, Inc.[a]	$1,731,000
900	AutoZone, Inc.[a]	292,473
11,100	CarMax, Inc.[a]	338,328
7,694	Carnival plc	253,615
1,300	Chipotle Mexican Grill, Inc.[a]	439,062
2,900	Coach, Inc.	177,016
7,600	Ctrip.com International, Ltd. ADR[a,b]	177,840
2,400	Discovery Communications, Inc.[a]	98,328
2,300	Fossil, Inc.[a]	182,528
5,000	Harley-Davidson, Inc.	194,350
6,700	Johnson Controls, Inc.	209,442
8,900	Las Vegas Sands Corporation[a]	380,297
11,300	Liberty Interactive Corporation[a]	183,230
14,333	Marriott International, Inc.	418,094
6,800	MGM Resorts International[a]	70,924
6,900	NIKE, Inc.	664,953
40,100	Prada Holding SPA[a]	180,474
2,400	Priceline.com, Inc.[a]	1,122,504
2,100	Ralph Lauren Corporation	289,968
5,500	Ross Stores, Inc.	261,415
14,900	Starbucks Corporation	685,549
7,000	Starwood Hotels & Resorts Worldwide, Inc.	335,790
11,300	Walt Disney Company	423,750
5,600	Yum! Brands, Inc.	330,456

	Total Consumer Discretionary	9,441,386

Consumer Staples (1.9%)
4,900	Costco Wholesale Corporation	408,268
4,400	CVS Caremark Corporation	179,432
1,900	Hansen Natural Corporation[a]	175,066
2,800	Whole Foods Market, Inc.	194,824

	Total Consumer Staples	957,590

Energy (7.2%)
8,400	Cameron International Corporation[a]	413,196
2,300	Cimarex Energy Company	142,370
5,200	Continental Resources, Inc.[a,b]	346,892
6,700	EOG Resources, Inc.	660,017
12,100	FMC Technologies, Inc.[a]	631,983
6,300	Occidental Petroleum Corporation	590,310
5,900	Peabody Energy Corporation	195,349
10,400	Schlumberger, Ltd.	710,424

	Total Energy	3,690,541

Financials (4.2%)
14,100	American Express Company	665,097
2,200	CBRE Group, Inc.[a]	33,484
5,500	Franklin Resources, Inc.	528,330
2,800	IntercontinentalExchange, Inc.[a]	337,540
18,000	Invesco, Ltd.	361,620
7,500	U.S. Bancorp	202,875

	Total Financials	2,128,946

Health Care (5.9%)
2,700	Alexion Pharmaceuticals, Inc.[a]	193,050
3,200	Allergan, Inc.	280,768
2,800	Baxter International, Inc.	138,544
2,400	Biogen Idec, Inc.[a]	264,120
4,000	Celgene Corporation[a]	270,400
1,600	Covidien plc	72,016
3,100	Edwards Lifesciences Corporation[a]	219,170
7,600	Express Scripts, Inc.[a]	339,644
11,400	Human Genome Sciences, Inc.[a]	84,246
9,100	McKesson Corporation	708,981
5,500	Stryker Corporation	273,405
4,300	Valeant Pharmaceuticals International, Inc.[a]	200,767

	Total Health Care	3,045,111

Industrials (15.8%)
5,700	Babcock & Wilcox Company[a]	137,598
6,100	Boeing Company	447,435
1,600	Caterpillar, Inc.	144,960
4,100	Cooper Industries plc	222,015
2,500	Cummins, Inc.	220,050
31,400	Danaher Corporation	1,477,056
3,100	Deere & Company	239,785
3,800	Emerson Electric Company	177,042
6,500	Expeditors International of Washington, Inc.	266,240
18,000	Fastenal Company[b]	784,980
9,800	FedEx Corporation	818,398
2,500	Fluor Corporation	125,625
3,300	Joy Global, Inc.	247,401
4,600	Kansas City Southern[a]	312,846
15,200	McDermott International, Inc.[a]	174,952
4,500	Precision Castparts Corporation	741,555
3,000	Roper Industries, Inc.	260,610
5,800	Union Pacific Corporation	614,452
6,200	United Parcel Service, Inc.	453,778
1,100	W.W. Grainger, Inc.	205,909

	Total Industrials	8,072,687

Information Technology (35.0%)
10,400	Accenture plc	553,592
2,600	Akamai Technologies, Inc.[a]	83,928
11,600	Apple, Inc.[a]	4,698,000
6,700	Autodesk, Inc.[a]	203,211
9,500	Baidu.com, Inc. ADR[a]	1,106,465
11,000	Broadcom Corporation[a]	322,960
25,700	Corning, Inc.	333,586
18,000	eBay, Inc.[a]	545,940
8,000	EMC Corporation[a]	172,320
5,217	Facebook, Inc., Class Aa,c,d	162,494
9,948	Facebook, Inc., Class Ba,c,d	309,851
3,750	Google, Inc.[a]	2,422,125
10,000	Groupon, Inc.[a,b]	206,300
4,200	Informatica Corporation[a]	155,106
18,900	Juniper Networks, Inc.[a]	385,749
3,200	LinkedIn Corporation[a,b]	201,632
5,129	Mail.ru Group, Ltd. GDR[a,c]	133,354
3,950	MasterCard, Inc.	1,472,639
6,600	NetApp, Inc.[a]	239,382
8,400	Nuance Communications, Inc.[a]	211,344
26,600	QUALCOMM, Inc.	1,455,020
6,400	Red Hat, Inc.[a]	264,256
1,800	Salesforce.com, Inc.[a]	182,628
3,900	SanDisk Corporation[a]	191,919
19,200	Tencent Holdings, Ltd.	384,449
4,800	Teradata Corporation[a]	232,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.4%)	Value
Information Technology (35.0%) - continued
5,200	Trimble Navigation, Ltd.[a]	$225,680
2,380	Twitter, Inc.[a,c,d]	33,320
7,400	Visa, Inc.	751,322
14,800	Western Union Company	270,248

	Total Information Technology	17,911,668

Materials (4.4%)
2,400	Air Products and Chemicals, Inc.	204,456
10,448	BHP Billiton, Ltd.	368,803
5,600	Freeport-McMoRan Copper & Gold, Inc.	206,024
5,200	Potash Corporation of Saskatchewan, Inc.	214,656
11,700	Praxair, Inc.	1,250,730

	Total Materials	2,244,669

Telecommunications Services (4.5%)
18,400	American Tower Corporation	1,104,184
26,500	Crown Castle International Corporation[a]	1,187,200

	Total Telecommunications Services	2,291,384

	Total Common Stock (cost $34,595,982)	49,783,982

	Preferred Stock (0.2%)
Information Technology (0.2%)
4,432	LivingSocial.com Convertible[a,c,d]	34,082
6	Twitter, Inc., Convertible, Series Aa,c,d	84
96	Twitter, Inc., Convertible, Series Ba,c,d	1,344
25	Twitter, Inc., Convertible, Series Ca,c,d	350
913	Twitter, Inc., Convertible, Series Da,c,d	12,782
3,855	Twitter, Inc., Convertible, Series G-2[a,c,d]	53,970

	Total Information Technology	102,612

	Total Preferred Stock (cost $112,861)	102,612

	Collateral Held for Securities Loaned (3.3%)
1,659,825	Thrivent Financial Securities Lending Trust	1,659,825

	Total Collateral Held for Securities Loaned (cost $1,659,825)	1,659,825

	Total Investments (cost $36,368,668) 100.9%	$51,546,419

	Other Assets and Liabilities, Net (0.9%)	(446,604)

	Total Net Assets 100.0%	$51,099,815

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Growth Stock Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
Facebook, Inc., Class A	8/12/2011	$157,818
Facebook, Inc., Class B	3/31/2011	$248,758
LivingSocial.com Convertible	11/18/2011	$34,082
Mail.ru Group, Ltd. GDR	11/5/2010	$181,792
Twitter, Inc.	9/13/2011	$38,303
Twitter, Inc., Convertible, Series A	9/13/2011	$97
Twitter, Inc., Convertible, Series B	9/13/2011	$1,545
Twitter, Inc., Convertible, Series C	9/13/2011	$402
Twitter, Inc., Convertible, Series D	9/13/2011	$14,694
Twitter, Inc., Convertible, Series G-2	7/28/2011	$62,041

d	Security is fair valued.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$16,708,711
Gross unrealized depreciation	(1,651,847)

Net unrealized appreciation (depreciation)	$15,056,864

Cost for federal income tax purposes	$36,489,555

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Growth Stock Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	9,441,386	9,007,297	434,089	—
Consumer Staples	957,590	957,590	—	—
Energy	3,690,541	3,690,541	—	—
Financials	2,128,946	2,128,946	—	—
Health Care	3,045,111	3,045,111	—	—
Industrials	8,072,687	8,072,687	—	—
Information Technology	17,911,668	17,021,554	384,449	505,665
Materials	2,244,669	1,875,866	368,803	—
Telecommunications Services	2,291,384	2,291,384	—	—
Preferred Stock
Information Technology	102,612	—	—	102,612
Collateral Held for Securities Loaned	1,659,825	1,659,825	—	—

Total	$51,546,419	$49,750,801	$1,187,341	$608,277

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Growth Stock Portfolio.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Common Stock
Information Technology	14,400	3,091	9,028	672,218	(59,718)	—	(133,354)	505,665
Preferred Stock
Information Technology	—	—	(10,248)	112,860	—	—	—	102,612

Total	$14,400	$3,091	$1,220	$785,078	($59,718)	$—	($133,354)	$608,277

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2011 of $50,539.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Growth Stock Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	1,773
Total Foreign Exchange Contracts		1,773

Total		$1,773

The following table presents Partner Growth Stock Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$2,648	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31,2011
Thrivent Financial Securities Lending Trust	$669,650	$10,175,876	$9,185,701	1,659,825	$1,659,825	$9,850
Total Value and Income Earned	669,650				1,659,825	9,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (9.1%)
109,517	Carnival Corporation	$3,574,635
146,770	CBS Corporation	3,983,338
194,810	Harley-Davidson, Inc.	7,572,265
174,660	Lowe's Companies, Inc.	4,432,871
371,844	Macy's, Inc.	11,965,940
560,620	News Corporation	10,192,071
96,850	Omnicom Group, Inc.	4,317,573
207,950	Target Corporation	10,651,199
121,610	Time Warner Cable, Inc.	7,730,747
90,580	Viacom, Inc.	4,113,238

	Total Consumer Discretionary	68,533,877

Consumer Staples (10.6%)
331,080	Altria Group, Inc.	9,816,522
195,790	CVS Caremark Corporation	7,984,316
197,970	Diageo plc ADR	17,306,538
541,142	Kraft Foods, Inc.	20,217,065
108,379	Philip Morris International, Inc.	8,505,584
115,600	Unilever NV ADR[a]	3,973,172
197,500	Wal-Mart Stores, Inc.	11,802,600

	Total Consumer Staples	79,605,797

Energy (13.0%)
117,880	Baker Hughes, Inc.	5,733,683
186,355	Chevron Corporation	19,828,172
314,942	ConocoPhillips	22,949,824
318,830	ENSCO International plc ADR	14,959,504
167,120	EOG Resources, Inc.	16,462,991
54,840	Exxon Mobil Corporation	4,648,238
79,430	Occidental Petroleum Corporation	7,442,591
416,330	Weatherford International, Ltd.[b]	6,095,071

	Total Energy	98,120,074

Financials (21.1%)
250,420	ACE, Ltd.	17,559,450
235,050	Aon Corporation	11,000,340
72,810	Goldman Sachs Group, Inc.	6,584,208
647,216	J.P. Morgan Chase & Company	21,519,932
712,180	KKR & Company, LPa	9,137,269
309,700	Principal Financial Group, Inc.	7,618,620
297,050	Progressive Corporation	5,795,446
281,690	State Street Corporation	11,354,924
178,329	SVB Financial Group[b]	8,504,510
109,843	Travelers Companies, Inc.	6,499,410
226,640	U.S. Bancorp	6,130,612
666,400	Unum Group	14,041,048
98,670	Vanguard REIT ETF[a]	5,722,860
982,410	Wells Fargo & Company	27,075,220

	Total Financials	158,543,849

Health Care (14.0%)
141,440	Baxter International, Inc.	6,998,451
236,490	Bristol-Myers Squibb Company	8,333,908
276,460	Covidien plc	12,443,465
200,555	Johnson & Johnson	13,152,397
519,290	Merck & Company, Inc.	19,577,233
1,432,555	Pfizer, Inc.	31,000,490
267,017	UnitedHealth Group, Inc.	13,532,421

	Total Health Care	105,038,365

Industrials (10.4%)
1,459,160	General Electric Company	26,133,556
177,990	Honeywell International, Inc.	9,673,756
91,660	Parker Hannifin Corporation	6,989,075
221,870	SPX Corporation	13,372,105
308,110	Textron, Inc.	5,696,954
167,654	United Technologies Corporation	12,253,831
73,670	WESCO International, Inc.[b]	3,905,247

	Total Industrials	78,024,524

Information Technology (9.0%)
152,547	Avnet, Inc.[b]	4,742,686
904,800	Cisco Systems, Inc.	16,358,784
84,399	International Business Machines Corporation	15,519,288
316,500	Microsoft Corporation	8,216,340
133,770	Oracle Corporation	3,431,201
360,850	Texas Instruments, Inc.	10,504,344
277,570	Xilinx, Inc.	8,898,894

	Total Information Technology	67,671,537

Materials (2.8%)
140,390	Dow Chemical Company	4,037,616
230,001	E.I. du Pont de Nemours and Company	10,529,446
104,944	Sigma-Aldrich Corporation	6,554,802

	Total Materials	21,121,864

Telecommunications Services (3.1%)
262,341	AT&T, Inc.	7,933,192
391,724	Verizon Communications, Inc.	15,715,967

	Total Telecommunications Services	23,649,159

Utilities (4.3%)
403,550	Exelon Corporation	17,501,964
623,450	NiSource, Inc.	14,844,344

	Total Utilities	32,346,308

	Total Common Stock (cost $683,473,115)	732,655,354

	Collateral Held for Securities Loaned (0.8%)
6,250,075	Thrivent Financial Securities Lending Trust	6,250,075

	Total Collateral Held for Securities Loaned (cost $6,250,075)	6,250,075

Principal Amount	Short-Term Investments (2.0%)[c]
	Federal Home Loan Bank Discount Notes
10,000,000	0.010%, 2/22/2012[d]	9,999,856

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Short-Term Investments (2.0%)[c]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.005%, 2/8/2012[d]	$4,999,973

	Total Short-Term Investments (at amortized cost)	14,999,829

	Total Investments (cost $704,723,019) 100.2%	$753,905,258

	Other Assets and Liabilities, Net (0.2%)	(1,850,982)

	Total Net Assets 100.0%	$752,054,276

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$79,451,080
Gross unrealized depreciation	(31,408,136)

Net unrealized appreciation (depreciation)	$48,042,944

Cost for federal income tax purposes	$705,862,314

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	68,533,877	68,533,877	—	—
Consumer Staples	79,605,797	79,605,797	—	—
Energy	98,120,074	98,120,074	—	—
Financials	158,543,849	158,543,849	—	—
Health Care	105,038,365	105,038,365	—	—
Industrials	78,024,524	78,024,524	—	—
Information Technology	67,671,537	67,671,537	—	—
Materials	21,121,864	21,121,864	—	—
Telecommunications Services	23,649,159	23,649,159	—	—
Utilities	32,346,308	32,346,308	—	—
Collateral Held for Securities Loaned	6,250,075	6,250,075	—	—
Short-Term Investments	14,999,829	—	14,999,829	—

Total	$753,905,258	$738,905,429	$14,999,829	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011- December 31, 2011
Thrivent Financial Securities Lending Trust	$24,701,033	$201,322,965	$219,773,923	6,250,075	$6,250,075	$24,332
Total Value and Income Earned	24,701,033				6,250,075	24,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (10.1%)
57,950	Amazon.com, Inc.[a]	$10,031,145
53,010	CBS Corporation	1,438,691
293,400	Comcast Corporation	6,956,514
91,430	Discovery Communications, Inc.[a]	3,745,887
68,670	Harley-Davidson, Inc.	2,669,203
92,000	Home Depot, Inc.	3,867,680
161,075	Las Vegas Sands Corporation[a]	6,882,735
139,920	Macy’s, Inc.	4,502,626
27,700	McDonald’s Corporation	2,779,141
274,980	News Corporation	4,999,136
35,350	Omnicom Group, Inc.	1,575,903
98,820	Target Corporation	5,061,560
42,920	Time Warner Cable, Inc.	2,728,425

	Total Consumer Discretionary	57,238,646

Consumer Staples (14.8%)
353,190	Altria Group, Inc.	10,472,084
116,638	Anheuser-Busch InBev NV ADR	7,113,752
85,273	British American Tobacco plc ADR	8,090,702
60,700	Campbell Soup Company[b,c]	2,017,668
64,025	Coca-Cola Company	4,479,829
26,200	Colgate-Palmolive Company	2,420,618
69,200	CVS Caremark Corporation	2,821,976
69,950	Diageo plc ADR	6,115,029
28,100	Dr. Pepper Snapple Group, Inc.	1,109,388
58,800	General Mills, Inc.	2,376,108
43,600	H.J. Heinz Company	2,356,144
62,300	Hormel Foods Corporation	1,824,767
34,500	Kimberly-Clark Corporation	2,537,820
192,844	Kraft Foods, Inc.	7,204,652
38,900	PepsiCo, Inc.	2,581,015
38,201	Philip Morris International, Inc.	2,998,014
39,100	Procter & Gamble Company	2,608,361
248,320	Wal-Mart Stores, Inc.	14,839,603

	Total Consumer Staples	83,967,530

Energy (11.3%)
76,935	Apache Corporation	6,968,772
122,096	Baker Hughes, Inc.	5,938,750
78,370	Chevron Corporation	8,338,568
113,990	ConocoPhillips	8,306,451
248,017	ENSCO International plc ADR	11,636,958
59,040	EOG Resources, Inc.	5,816,031
28,620	Occidental Petroleum Corporation	2,681,694
134,120	Peabody Energy Corporation	4,440,713
666,810	Weatherford International, Ltd.[a]	9,762,098

	Total Energy	63,890,035

Financials (11.9%)
90,080	ACE, Ltd.	6,316,410
83,270	Aon Corporation	3,897,036
86,500	Citigroup, Inc.[c]	2,275,815
10,000	CME Group, Inc.	2,436,700
45,900	Genworth Financial, Inc.[a]	300,645
26,580	Goldman Sachs Group, Inc.	2,403,629
346,564	J.P. Morgan Chase & Company	11,523,253
252,540	KKR & Company, LP	3,240,088
109,484	Principal Financial Group, Inc.	2,693,306
105,330	Progressive Corporation	2,054,988
99,890	State Street Corporation	4,026,566
63,010	SVB Financial Group[a]	3,004,947
79,660	U.S. Bancorp	2,154,803
241,460	Unum Group	5,087,562
35,290	Vanguard REIT ETF	2,046,820
496,560	Wells Fargo & Company	13,685,194

	Total Financials	67,147,762

Health Care (14.1%)
47,700	Abbott Laboratories	2,682,171
136,329	Amgen, Inc.	8,753,685
159,280	Baxter International, Inc.	7,881,174
145,320	Bristol-Myers Squibb Company	5,121,077
99,580	Covidien plc	4,482,096
66,700	Eli Lilly and Company	2,772,052
42,500	Forest Laboratories, Inc.[a]	1,286,050
70,660	Johnson & Johnson	4,633,883
78,254	McKesson Corporation	6,096,769
183,840	Merck & Company, Inc.	6,930,768
332,098	Mylan, Inc.[a]	7,126,823
502,525	Pfizer, Inc.	10,874,641
218,600	UnitedHealth Group, Inc.	11,078,648

	Total Health Care	79,719,837

Industrials (9.6%)
73,350	Boeing Company	5,380,222
27,750	Caterpillar, Inc.	2,514,150
120,600	CSX Corporation	2,539,836
16,800	Fluor Corporation	844,200
514,710	General Electric Company	9,218,456
111,460	Honeywell International, Inc.	6,057,851
65,880	Parker Hannifin Corporation	5,023,350
30,300	Precision Castparts Corporation	4,993,137
78,450	SPX Corporation	4,728,182
107,190	Textron, Inc.	1,981,943
49,074	Union Pacific Corporation	5,198,900
60,450	United Technologies Corporation	4,418,290
25,450	WESCO International, Inc.[a]	1,349,105

	Total Industrials	54,247,622

Information Technology (18.7%)
121,073	Akamai Technologies, Inc.[a]	3,908,236
46,424	Apple, Inc.[a]	18,801,720
16,300	Baidu.com, Inc. ADR[a]	1,898,461
88,150	Broadcom Corporation[a]	2,588,084
318,690	Cisco Systems, Inc.	5,761,915
83,032	Cognizant Technology Solutions Corporation[a]	5,339,788
123,600	eBay, Inc.[a]	3,748,788
226,800	EMC Corporation[a]	4,885,272
27,238	F5 Networks, Inc.[a]	2,890,497
16,521	Google, Inc.[a]	10,670,914
29,778	International Business Machines Corporation	5,475,579
9,900	JDS Uniphase Corporation[a]	103,356
192,140	Microsoft Corporation	4,987,954
57,300	NetApp, Inc.[a]	2,078,271
330,210	Oracle Corporation	8,469,887
143,150	QUALCOMM, Inc.	7,830,305
30,265	Salesforce.com, Inc.[a]	3,070,687
208,450	Texas Instruments, Inc.	6,067,979
47,606	VMware, Inc.[a]	3,960,343

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (97.6%)	Value
Information Technology (18.7%) - continued
100,210	Xilinx, Inc.	$3,212,733

	Total Information Technology	105,750,769

Materials (2.1%)
15,900	AK Steel Holding Corporation[b]	131,334
81,017	E.I. du Pont de Nemours and Company	3,708,958
143,265	Freeport-McMoRan Copper & Gold, Inc.	5,270,720
37,396	Sigma-Aldrich Corporation	2,335,754
9,600	United States Steel Corporation[b]	254,016

	Total Materials	11,700,782

Telecommunications Services (1.4%)
84,900	AT&T, Inc.	2,567,376
138,034	Verizon Communications, Inc.	5,537,924

	Total Telecommunications Services	8,105,300

Utilities (3.6%)
42,500	Consolidated Edison, Inc.	2,636,275
119,700	Duke Energy Corporation	2,633,400
158,260	Exelon Corporation	6,863,736
225,200	NiSource, Inc.[b]	5,362,012
57,800	Southern Company	2,675,562

	Total Utilities	20,170,985

	Total Common Stock (cost $545,312,699)	551,939,268

	Collateral Held for Securities Loaned (0.2%)
1,256,975	Thrivent Financial Securities Lending Trust	1,256,975

	Total Collateral Held for Securities Loaned (cost $1,256,975)	1,256,975

Principal Amount	Short-Term Investments (0.1%)[d]
	Federal National Mortgage Association Discount Notes
500,000	0.102%, 2/22/2012[e,f]	499,926

	Total Short-Term Investments (at amortized cost)	499,926

	Total Investments (cost $547,069,600) 97.9%	$553,696,169

	Other Assets and Liabilities, Net 2.1%	12,153,418

	Total Net Assets 100.0%	$565,849,587

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	All or a portion of the security was earmarked to cover written options.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
f	At December 31, 2011, $499,926 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$37,759,677
Gross unrealized depreciation	(33,321,137)

Net unrealized appreciation (depreciation)	$4,438,540

Cost for federal income tax purposes	$549,257,629

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	57,238,646	57,238,646	—	—
Consumer Staples	83,967,530	83,967,530	—	—
Energy	63,890,035	63,890,035	—	—
Financials	67,147,762	67,147,762	—	—
Health Care	79,719,837	79,719,837	—	—
Industrials	54,247,622	54,247,622	—	—
Information Technology	105,750,769	105,750,769	—	—
Materials	11,700,782	11,700,782	—	—
Telecommunications Services	8,105,300	8,105,300	—	—
Utilities	20,170,985	20,170,985	—	—
Collateral Held for Securities Loaned	1,256,975	1,256,975	—	—
Short-Term Investments	499,926	—	499,926	—

Total	$553,696,169	$553,196,243	$499,926	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	40,802	40,802	—	—

Total Asset Derivatives	$40,802	$40,802	$—	$—

Liability Derivatives
Call Options Written	7,050	7,050	—	—

Total Liability Derivatives	$7,050	$7,050	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	7	March 2012	$2,151,248	$2,192,050	$40,802
Total Futures Contracts					$40,802

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	10	$1,265.00	January 2012	($8,800)	($2,700)
S&P 500 Mini-Futures Call Option	20	1,270.00	January 2012	(15,300)	(4,350)
Total Call Options Written				($24,100)	($7,050)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$40,802
Total Equity Contracts		40,802

Total Asset Derivatives		$40,802

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	7,050
Total Equity Contracts		7,050

Total Liability Derivatives		$7,050

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Large Cap Stock Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	34,439
Futures	Net realized gains/(losses) on Futures contracts	2,164,456
Total Equity Contracts		2,198,895

Total		$2,198,895

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Large Cap Stock Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(15,675)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(655,273)
Total Equity Contracts		(670,948)

Total		($670,948)

The following table presents Large Cap Stock Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$15,609,331	2.6%	49

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$18,613,928	$72,475,367	$89,832,320	1,256,975	$1,256,975	$30,503
Total Value and Income Earned	18,613,928				1,256,975	30,503

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.1%)	Value
Consumer Discretionary (10.6%)
2,200	Abercrombie & Fitch Company	$107,448
9,100	Amazon.com, Inc.[a]	1,575,210
2,900	Apollo Group, Inc.[a]	156,223
1,200	AutoNation, Inc.[a]	44,244
800	AutoZone, Inc.[a]	259,976
6,000	Bed Bath & Beyond, Inc.[a]	347,820
7,325	Best Buy Company, Inc.	171,185
1,700	Big Lots, Inc.[a]	64,192
2,800	BorgWarner, Inc.[a]	178,472
5,500	Cablevision Systems Corporation	78,210
5,600	CarMax, Inc.[a]	170,688
11,300	Carnival Corporation	368,832
16,472	CBS Corporation	447,050
800	Chipotle Mexican Grill, Inc.[a]	270,192
7,300	Coach, Inc.	445,592
68,315	Comcast Corporation	1,619,749
7,000	D.R. Horton, Inc.	88,270
3,350	Darden Restaurants, Inc.	152,693
1,600	DeVry, Inc.	61,536
17,700	DIRECTV[a]	756,852
6,700	Discovery Communications, Inc.[a]	274,499
3,000	Dollar Tree, Inc.[a]	249,330
2,350	Expedia, Inc.	68,197
2,900	Family Dollar Stores, Inc.	167,214
95,311	Ford Motor Company[a]	1,025,546
6,000	Gannett Company, Inc.	80,220
8,662	Gap, Inc.	160,680
4,000	Genuine Parts Company	244,800
6,200	Goodyear Tire & Rubber Company[a]	87,854
7,300	H&R Block, Inc.	119,209
5,900	Harley-Davidson, Inc.	229,333
1,800	Harman International Industries, Inc.	68,472
2,850	Hasbro, Inc.	90,886
38,600	Home Depot, Inc.	1,622,744
7,500	International Game Technology	129,000
11,667	Interpublic Group of Companies, Inc.	113,520
3,500	J.C. Penney Company, Inc.	123,025
17,000	Johnson Controls, Inc.	531,420
6,300	Kohl’s Corporation	310,905
3,500	Leggett & Platt, Inc.	80,640
4,000	Lennar Corporation	78,600
6,204	Limited Brands, Inc.	250,331
31,400	Lowe’s Companies, Inc.	796,932
10,468	Macy’s, Inc.	336,860
6,806	Marriott International, Inc.	198,531
8,550	Mattel, Inc.	237,348
25,600	McDonald’s Corporation	2,568,448
7,300	McGraw-Hill Companies, Inc.	328,281
1,300	Netflix, Inc.[a]	90,077
7,173	Newell Rubbermaid, Inc.	115,844
55,000	News Corporation	981,200
9,300	NIKE, Inc.	896,241
4,100	Nordstrom, Inc.	203,811
7,000	Omnicom Group, Inc.	312,060
3,300	O’Reilly Automotive, Inc.[a]	263,835
1,200	Priceline.com, Inc.[a]	561,252
8,392	Pulte Group, Inc.[a]	52,954
1,700	Ralph Lauren Corporation	234,736
5,900	Ross Stores, Inc.	280,427
2,500	Scripps Networks Interactive	106,050
1,032	Sears Holdings Corporation[a,b]	32,797
2,200	Sherwin-Williams Company	196,394
1,500	Snap-On, Inc.	75,930
17,475	Staples, Inc.	242,728
18,700	Starbucks Corporation	860,387
4,900	Starwood Hotels & Resorts Worldwide, Inc.	235,053
16,800	Target Corporation	860,496
3,200	Tiffany & Company	212,032
7,958	Time Warner Cable, Inc.	505,890
25,050	Time Warner, Inc.	905,307
9,400	TJX Companies, Inc.	606,770
2,350	TripAdvisor, Inc.[a]	59,243
2,800	Urban Outfitters, Inc.[a]	77,168
2,200	VF Corporation	279,378
13,772	Viacom, Inc.	625,387
45,047	Walt Disney Company	1,689,262
170	Washington Post Company	64,058
1,857	Whirlpool Corporation	88,115
3,872	Wyndham Worldwide Corporation	146,478
2,000	Wynn Resorts, Ltd.	220,980
11,480	Yum! Brands, Inc.	677,435

	Total Consumer Discretionary	30,697,034

Consumer Staples (11.3%)
51,600	Altria Group, Inc.	1,529,940
16,668	Archer-Daniels-Midland Company	476,705
10,800	Avon Products, Inc.	188,676
4,000	Beam, Inc.	204,920
2,625	Brown-Forman Corporation	211,339
4,600	Campbell Soup Company	152,904
3,300	Clorox Company	219,648
57,000	Coca-Cola Company	3,988,290
7,900	Coca-Cola Enterprises, Inc.	203,662
12,100	Colgate-Palmolive Company	1,117,919
10,500	ConAgra Foods, Inc.	277,200
4,400	Constellation Brands, Inc.[a]	90,948
10,800	Costco Wholesale Corporation	899,856
32,644	CVS Caremark Corporation	1,331,222
4,600	Dean Foods Company[a]	51,520
5,300	Dr. Pepper Snapple Group, Inc.	209,244
2,900	Estee Lauder Companies, Inc.	325,728
16,100	General Mills, Inc.	650,601
8,000	H.J. Heinz Company	432,320
3,900	Hershey Company	240,942
3,500	Hormel Foods Corporation	102,515
2,951	J.M. Smucker Company	230,680
6,200	Kellogg Company	313,534
9,892	Kimberly-Clark Corporation	727,655
44,252	Kraft Foods, Inc.	1,653,255
14,900	Kroger Company	360,878
3,300	Lorillard, Inc.	376,200
3,400	McCormick & Company, Inc.	171,428
5,028	Mead Johnson Nutrition Company	345,574
4,000	Molson Coors Brewing Company	174,160
39,230	PepsiCo, Inc.	2,602,910
43,600	Philip Morris International, Inc.	3,421,728
69,038	Procter & Gamble Company	4,605,525
8,500	Reynolds American, Inc.	352,070

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.1%)	Value
Consumer Staples (11.3%) - continued
8,500	Safeway, Inc.	$178,840
14,900	Sara Lee Corporation	281,908
5,281	SUPERVALU, Inc.[b]	42,882
14,800	Sysco Corporation[b]	434,084
7,400	Tyson Foods, Inc.	152,736
22,300	Walgreen Company	737,238
43,800	Wal-Mart Stores, Inc.	2,617,488
4,100	Whole Foods Market, Inc.	285,278

	Total Consumer Staples	32,972,150

Energy (12.0%)
5,569	Alpha Natural Resources, Inc.[a]	113,775
12,472	Anadarko Petroleum Corporation	951,988
9,620	Apache Corporation	871,380
10,883	Baker Hughes, Inc.	529,349
2,700	Cabot Oil & Gas Corporation	204,930
6,200	Cameron International Corporation[a]	304,978
16,500	Chesapeake Energy Corporation	367,785
49,896	Chevron Corporation	5,308,934
33,249	ConocoPhillips	2,422,855
5,700	Consol Energy, Inc.	209,190
10,000	Denbury Resources, Inc.[a]	151,000
10,100	Devon Energy Corporation	626,200
1,800	Diamond Offshore Drilling, Inc.	99,468
19,318	El Paso Corporation	513,279
6,700	EOG Resources, Inc.	660,017
3,800	EQT Corporation	208,202
120,290	Exxon Mobil Corporation	10,195,780
6,000	FMC Technologies, Inc.[a]	313,380
23,000	Halliburton Company	793,730
2,700	Helmerich & Payne, Inc.	157,572
7,500	Hess Corporation	426,000
17,568	Marathon Oil Corporation	514,215
8,884	Marathon Petroleum Corporation	295,748
4,900	Murphy Oil Corporation	273,126
7,300	Nabors Industries, Ltd.[a]	126,582
10,600	National Oilwell Varco, Inc.	720,694
3,400	Newfield Exploration Company[a]	128,282
6,400	Noble Corporation[a]	193,408
4,400	Noble Energy, Inc.	415,316
20,300	Occidental Petroleum Corporation	1,902,110
6,800	Peabody Energy Corporation	225,148
3,100	Pioneer Natural Resources Company	277,388
4,500	QEP Resources, Inc.	131,850
4,000	Range Resources Corporation	247,760
3,200	Rowan Companies, Inc.[a]	97,056
33,594	Schlumberger, Ltd.	2,294,806
8,700	Southwestern Energy Company[a]	277,878
16,404	Spectra Energy Corporation	504,423
2,700	Sunoco, Inc.	110,754
3,600	Tesoro Corporation[a]	84,096
14,100	Valero Energy Corporation	296,805
14,700	Williams Companies, Inc.	485,394

	Total Energy	35,032,631

Financials (13.2%)
8,500	ACE, Ltd.	596,020
11,800	Aflac, Inc.	510,468
12,782	Allstate Corporation	350,355
25,300	American Express Company	1,193,401
10,867	American International Group, Inc.[a]	252,114
5,700	Ameriprise Financial, Inc.	282,948
8,125	Aon Corporation	380,250
2,936	Apartment Investment & Management Company	67,264
2,400	Assurant, Inc.	98,544
2,401	AvalonBay Communities, Inc.	313,571
254,410	Bank of America Corporation	1,414,520
30,352	Bank of New York Mellon Corporation	604,308
17,400	BB&T Corporation	437,958
44,069	Berkshire Hathaway, Inc.[a]	3,362,465
2,600	BlackRock, Inc.	463,424
3,800	Boston Properties, Inc.	378,480
11,473	Capital One Financial Corporation	485,193
8,200	CBRE Group, Inc.[a]	124,804
27,125	Charles Schwab Corporation	305,427
7,000	Chubb Corporation	484,540
4,138	Cincinnati Financial Corporation[b]	126,043
73,293	Citigroup, Inc.	1,928,339
1,700	CME Group, Inc.	414,239
5,050	Comerica, Inc.	130,290
13,725	Discover Financial Services	329,400
6,410	E*TRADE Financial Corporation[a]	51,024
7,500	Equity Residential	427,725
2,400	Federated Investors, Inc.[b]	36,360
22,994	Fifth Third Bancorp	292,484
6,581	First Horizon National Corporation	52,648
3,700	Franklin Resources, Inc.	355,422
12,400	Genworth Financial, Inc.[a]	81,220
12,300	Goldman Sachs Group, Inc.	1,112,289
11,200	Hartford Financial Services Group, Inc.	182,000
10,300	HCP, Inc.	426,729
4,800	Health Care REIT, Inc.	261,744
17,641	Host Hotels & Resorts, Inc.	260,558
13,200	Hudson City Bancorp, Inc.	82,500
21,771	Huntington Bancshares, Inc.	119,523
1,900	IntercontinentalExchange, Inc.[a]	229,045
11,400	Invesco, Ltd.	229,026
95,348	J.P. Morgan Chase & Company	3,170,321
24,000	KeyCorp	184,560
10,300	Kimco Realty Corporation	167,272
3,200	Legg Mason, Inc.	76,960
5,000	Leucadia National Corporation	113,700
7,594	Lincoln National Corporation	147,475
7,700	Loews Corporation	289,905
3,200	M&T Bank Corporation	244,288
13,600	Marsh & McLennan Companies, Inc.	430,032
26,532	MetLife, Inc.	827,268
5,000	Moody’s Corporation	168,400
37,250	Morgan Stanley	563,592
3,300	NASDAQ OMX Group, Inc.[a]	80,883
6,100	Northern Trust Corporation	241,926
6,600	NYSE Euronext	172,260
9,100	People’s United Financial, Inc.	116,935
4,000	Plum Creek Timber Company, Inc.	146,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.1%)	Value
Financials (13.2%) - continued
13,114	PNC Financial Services Group, Inc.	$756,284
7,700	Principal Financial Group, Inc.	189,420
15,500	Progressive Corporation	302,405
11,496	Prologis, Inc.	328,671
11,800	Prudential Financial, Inc.	591,416
3,600	Public Storage, Inc.	484,056
31,577	Regions Financial Corporation	135,781
7,344	Simon Property Group, Inc.	946,935
12,700	SLM Corporation	170,180
12,300	State Street Corporation	495,813
13,400	SunTrust Banks, Inc.	237,180
6,368	T. Rowe Price Group, Inc.	362,658
2,600	Torchmark Corporation	112,814
10,381	Travelers Companies, Inc.	614,244
47,885	U.S. Bancorp	1,295,289
7,424	Unum Group	156,424
7,300	Ventas, Inc.	402,449
4,597	Vornado Realty Trust	353,325
132,340	Wells Fargo & Company	3,647,290
13,382	Weyerhaeuser Company REIT	249,842
8,100	XL Group plc	160,137
4,700	Zions Bancorporation	76,516

	Total Financials	38,445,808

Health Care (11.5%)
39,100	Abbott Laboratories	2,198,593
9,096	Aetna, Inc.	383,760
7,600	Allergan, Inc.	666,824
6,500	AmerisourceBergen Corporation	241,735
19,840	Amgen, Inc.	1,273,926
14,100	Baxter International, Inc.	697,668
5,400	Becton, Dickinson and Company	403,488
6,000	Biogen Idec, Inc.[a]	660,300
37,250	Boston Scientific Corporation[a]	198,915
42,498	Bristol-Myers Squibb Company	1,497,630
2,200	C.R. Bard, Inc.	188,100
8,675	Cardinal Health, Inc.	352,292
5,687	CareFusion Corporation[a]	144,507
11,200	Celgene Corporation[a]	757,120
3,700	Cerner Corporation[a]	226,625
7,200	CIGNA Corporation	302,400
3,700	Coventry Health Care, Inc.[a]	112,369
12,100	Covidien plc	544,621
2,400	DaVita, Inc.[a]	181,944
3,600	DENTSPLY International, Inc.	125,964
2,900	Edwards Lifesciences Corporation[a]	205,030
25,500	Eli Lilly and Company	1,059,780
12,200	Express Scripts, Inc.[a]	545,218
6,800	Forest Laboratories, Inc.[a]	205,768
18,800	Gilead Sciences, Inc.[a]	769,484
4,080	Hospira, Inc.[a]	123,910
4,200	Humana, Inc.	367,962
900	Intuitive Surgical, Inc.[a]	416,709
68,540	Johnson & Johnson	4,494,853
2,500	Laboratory Corporation of America Holdings[a]	214,925
4,543	Life Technologies Corporation[a]	176,768
6,142	McKesson Corporation	478,523
9,686	Medco Health Solutions, Inc.[a]	541,447
26,400	Medtronic, Inc.	1,009,800
76,483	Merck & Company, Inc.	2,883,409
10,700	Mylan, Inc.[a]	229,622
2,300	Patterson Companies, Inc.	67,896
2,900	PerkinElmer, Inc.	58,000
2,400	Perrigo Company	233,520
192,860	Pfizer, Inc.	4,173,491
4,000	Quest Diagnostics, Inc.	232,240
8,084	St. Jude Medical, Inc.	277,281
8,200	Stryker Corporation	407,622
11,000	Tenet Healthcare Corporation[a]	56,430
9,400	Thermo Fisher Scientific, Inc.[a]	422,718
26,700	UnitedHealth Group, Inc.	1,353,156
2,900	Varian Medical Systems, Inc.[a]	194,677
2,300	Waters Corporation[a]	170,315
3,200	Watson Pharmaceuticals, Inc.[a]	193,088
8,700	WellPoint, Inc.	576,375
4,550	Zimmer Holdings, Inc.[a]	243,061

	Total Health Care	33,541,859

Industrials (10.5%)
17,500	3M Company	1,430,275
2,600	Avery Dennison Corporation	74,568
18,560	Boeing Company	1,361,376
4,200	C.H. Robinson Worldwide, Inc.	293,076
16,200	Caterpillar, Inc.	1,467,720
2,800	Cintas Corporation	97,468
4,000	Cooper Industries plc	216,600
26,300	CSX Corporation	553,878
4,800	Cummins, Inc.	422,496
14,300	Danaher Corporation	672,672
10,300	Deere & Company	796,705
4,700	Dover Corporation	272,835
1,200	Dun & Bradstreet Corporation	89,796
8,400	Eaton Corporation	365,652
18,400	Emerson Electric Company	857,256
3,100	Equifax, Inc.	120,094
5,400	Expeditors International of Washington, Inc.	221,184
7,500	Fastenal Company[b]	327,075
7,960	FedEx Corporation	664,740
1,500	First Solar, Inc.[a,b]	50,640
1,400	Flowserve Corporation	139,048
4,300	Fluor Corporation	216,075
8,900	General Dynamics Corporation	591,049
265,000	General Electric Company	4,746,150
3,100	Goodrich Corporation	383,470
19,375	Honeywell International, Inc.	1,053,031
12,100	Illinois Tool Works, Inc.	565,191
7,800	Ingersoll-Rand plc	237,666
4,700	Iron Mountain, Inc.	144,760
3,300	Jacobs Engineering Group, Inc.[a]	133,914
2,700	Joy Global, Inc.	202,419
2,600	L-3 Communications Holdings, Inc.	173,368
6,600	Lockheed Martin Corporation	533,940
9,000	Masco Corporation	94,320
8,500	Norfolk Southern Corporation	619,310
6,598	Northrop Grumman Corporation	385,851
9,037	PACCAR, Inc.	338,616
2,900	Pall Corporation	165,735
3,875	Parker Hannifin Corporation	295,469
5,000	Pitney Bowes, Inc.[b]	92,700
3,600	Precision Castparts Corporation	593,244
5,300	Quanta Services, Inc.[a]	114,162

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.1%)	Value
Industrials (10.5%) - continued
4,800	R.R. Donnelley & Sons Company	$69,264
8,600	Raytheon Company	416,068
7,920	Republic Services, Inc.	218,196
3,600	Robert Half International, Inc.	102,456
3,600	Rockwell Automation, Inc.	264,132
3,800	Rockwell Collins, Inc.	210,406
2,500	Roper Industries, Inc.	217,175
1,300	Ryder System, Inc.	69,082
19,500	Southwest Airlines Company	166,920
4,300	Stanley Black & Decker, Inc.	290,680
2,200	Stericycle, Inc.[a]	171,424
6,900	Textron, Inc.	127,581
11,500	Tyco International, Ltd.	537,165
12,100	Union Pacific Corporation	1,281,874
24,200	United Parcel Service, Inc.	1,771,198
22,700	United Technologies Corporation	1,659,143
1,600	W.W. Grainger, Inc.	299,504
11,499	Waste Management, Inc.	376,132
4,700	Xylem, Inc.	120,743

	Total Industrials	30,544,737

Information Technology (18.7%)
16,000	Accenture plc	851,680
12,400	Adobe Systems, Inc.[a]	350,548
14,700	Advanced Micro Devices, Inc.[a]	79,380
8,715	Agilent Technologies, Inc.[a]	304,415
4,600	Akamai Technologies, Inc.[a]	148,488
8,100	Altera Corporation	300,510
4,200	Amphenol Corporation	190,638
7,500	Analog Devices, Inc.	268,350
23,300	Apple, Inc.[a]	9,436,500
32,800	Applied Materials, Inc.	351,288
5,700	Autodesk, Inc.[a]	172,881
12,300	Automatic Data Processing, Inc.	664,323
4,300	BMC Software, Inc.[a]	140,954
12,200	Broadcom Corporation[a]	358,192
9,312	CA, Inc.	188,242
134,900	Cisco Systems, Inc.	2,438,992
4,700	Citrix Systems, Inc.[a]	285,384
7,600	Cognizant Technology Solutions Corporation[a]	488,756
3,900	Computer Sciences Corporation	92,430
39,400	Corning, Inc.	511,412
38,300	Dell, Inc.[a]	560,329
28,800	eBay, Inc.[a]	873,504
8,400	Electronic Arts, Inc.[a]	173,040
51,186	EMC Corporation[a]	1,102,546
1,900	F5 Networks, Inc.[a]	201,628
6,100	Fidelity National Information Services, Inc.	162,199
3,600	Fiserv, Inc.[a]	211,464
4,000	FLIR Systems, Inc.	100,280
3,400	GameStop Corporation[a]	82,042
6,300	Google, Inc.[a]	4,069,170
3,000	Harris Corporation[b]	108,120
49,786	Hewlett-Packard Company	1,282,487
127,800	Intel Corporation	3,099,150
29,500	International Business Machines Corporation	5,424,460
7,500	Intuit, Inc.	394,425
4,600	Jabil Circuit, Inc.	90,436
5,762	JDS Uniphase Corporation[a]	60,155
13,200	Juniper Networks, Inc.[a]	269,412
4,200	KLA-Tencor Corporation	202,650
1,900	Lexmark International, Inc.	62,833
5,800	Linear Technology Corporation	174,174
14,200	LSI Corporation[a]	84,490
2,600	MasterCard, Inc.	969,332
4,800	Microchip Technology, Inc.[b]	175,824
24,800	Micron Technology, Inc.[a]	155,992
187,900	Microsoft Corporation	4,877,884
3,500	Molex, Inc.[b]	83,510
6,561	Motorola Mobility Holdings, Inc.[a]	254,567
7,255	Motorola Solutions, Inc.	335,834
9,000	NetApp, Inc.[a]	326,430
1,700	Novellus Systems, Inc.[a]	70,193
15,250	NVIDIA Corporation[a]	211,365
98,737	Oracle Corporation	2,532,604
8,100	Paychex, Inc.	243,891
42,100	QUALCOMM, Inc.	2,302,870
4,900	Red Hat, Inc.[a]	202,321
7,000	SAIC, Inc.[a]	86,030
3,400	Salesforce.com, Inc.[a]	344,964
6,000	SanDisk Corporation[a]	295,260
18,524	Symantec Corporation[a]	289,901
10,700	TE Connectivity, Ltd.	329,667
4,300	Teradata Corporation[a]	208,593
4,700	Teradyne, Inc.[a]	64,061
28,600	Texas Instruments, Inc.	832,546
4,100	Total System Services, Inc.	80,196
4,000	VeriSign, Inc.	142,880
12,700	Visa, Inc.	1,289,431
5,800	Western Digital Corporation[a]	179,510
15,580	Western Union Company	284,491
34,885	Xerox Corporation	277,685
6,600	Xilinx, Inc.	211,596
31,100	Yahoo!, Inc.[a]	501,643

	Total Information Technology	54,573,428

Materials (3.4%)
5,300	Air Products and Chemicals, Inc.	451,507
1,800	Airgas, Inc.	140,544
26,764	Alcoa, Inc.	231,509
2,769	Allegheny Technologies, Inc.	132,358
4,100	Ball Corporation	146,411
2,500	Bemis Company, Inc.	75,200
1,600	CF Industries Holdings, Inc.	231,968
3,600	Cliffs Natural Resources, Inc.	224,460
29,593	Dow Chemical Company	851,095
23,111	E.I. du Pont de Nemours and Company	1,058,021
3,500	Eastman Chemical Company	136,710
7,500	Ecolab, Inc.	433,575
1,800	FMC Corporation	154,872
23,792	Freeport-McMoRan Copper & Gold, Inc.	875,308
2,100	International Flavors & Fragrances, Inc.	110,082
10,971	International Paper Company	324,742
4,381	MeadWestvaco Corporation	131,211
13,378	Monsanto Company	937,396
7,400	Mosaic Company	373,182
12,348	Newmont Mining Corporation	741,003
7,900	Nucor Corporation	312,603

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (98.1%)	Value
Materials (3.4%) - continued
4,100	Owens-Illinois, Inc.[a]	$79,458
3,900	PPG Industries, Inc.	325,611
7,500	Praxair, Inc.	801,750
4,952	Sealed Air Corporation	85,224
3,100	Sigma-Aldrich Corporation	193,626
2,100	Titanium Metals Corporation	31,458
3,600	United States Steel Corporation[b]	95,256
3,200	Vulcan Materials Company[b]	125,920

	Total Materials	9,812,060

Telecommunications Services (3.1%)
9,800	American Tower Corporation	588,098
148,739	AT&T, Inc.	4,497,867
15,425	CenturyLink, Inc.	573,810
25,078	Frontier Communications Corporation[b]	129,152
7,400	MetroPCS Communications, Inc.[a]	64,232
75,120	Sprint Nextel Corporation[a]	175,781
70,996	Verizon Communications, Inc.	2,848,360
14,707	Windstream Corporation	172,660

	Total Telecommunications Services	9,049,960

Utilities (3.8%)
16,200	AES Corporation[a]	191,808
3,005	AGL Resources, Inc.	126,991
6,100	Ameren Corporation	202,093
12,160	American Electric Power Company, Inc.	502,330
10,773	CenterPoint Energy, Inc.	216,430
6,400	CMS Energy Corporation	141,312
7,400	Consolidated Edison, Inc.	459,022
5,100	Constellation Energy Group, Inc.	202,317
14,294	Dominion Resources, Inc.	758,726
4,300	DTE Energy Company	234,135
33,408	Duke Energy Corporation	734,976
8,200	Edison International, Inc.	339,480
4,400	Entergy Corporation	321,420
16,624	Exelon Corporation	720,983
10,434	FirstEnergy Corporation	462,226
2,015	Integrys Energy Group, Inc.	109,173
10,600	NextEra Energy, Inc.	645,328
7,109	NiSource, Inc.	169,265
4,500	Northeast Utilities	162,315
5,800	NRG Energy, Inc.[a]	105,096
2,600	ONEOK, Inc.	225,394
5,700	Pepco Holdings, Inc.	115,710
10,100	PG&E Corporation	416,322
2,800	Pinnacle West Capital Corporation	134,904
14,500	PPL Corporation	426,590
7,420	Progress Energy, Inc.	415,668
12,700	Public Service Enterprise Group, Inc.	419,227
2,900	SCANA Corporation	130,674
6,075	Sempra Energy	334,125
21,600	Southern Company	999,864
5,500	TECO Energy, Inc.	105,270
5,900	Wisconsin Energy Corporation	206,264
12,205	Xcel Energy, Inc.	337,346

	Total Utilities	11,072,784

	Total Common Stock (cost $251,214,798)	285,742,451

	Collateral Held for Securities Loaned (0.4%)
1,237,026	Thrivent Financial Securities Lending Trust	1,237,026

	Total Collateral Held for Securities Loaned (cost $1,237,026)	1,237,026

Principal Amount	Short-Term Investments (0.2%)[c]
600,000	Federal National Mortgage Association Discount Notes 0.105%, 2/22/2012[d,e]	599,911

	Total Short-Term Investments (at amortized cost)	599,911

	Total Investments (cost $253,051,735) 98.7%	$287,579,388

	Other Assets and Liabilities, Net 1.3%	3,705,913

	Total Net Assets 100.0%	$291,285,301

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At December 31, 2011, $599,911 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$59,356,104
Gross unrealized depreciation	(45,087,831)

Net unrealized appreciation (depreciation)	$14,268,273

Cost for federal income tax purposes	$273,311,115

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Large Cap Index Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	30,697,034	30,697,034	—	—
Consumer Staples	32,972,150	32,972,150	—	—
Energy	35,032,631	35,032,631	—	—
Financials	38,445,808	38,445,808	—	—
Health Care	33,541,859	33,541,859	—	—
Industrials	30,544,737	30,544,737	—	—
Information Technology	54,573,428	54,573,428	—	—
Materials	9,812,060	9,812,060	—	—
Telecommunications Services	9,049,960	9,049,960	—	—
Utilities	11,072,784	11,072,784	—	—
Collateral Held for Securities Loaned	1,237,026	1,237,026	—	—
Short-Term Investments	599,911	—	599,911	—

Total	$287,579,388	$286,979,477	$599,911	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	181,289	181,289	—	—

Total Asset Derivatives	$181,289	$181,289	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	17	March 2012	$5,142,261	$5,323,550	$181,289
Total Futures Contracts					$181,289

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	181,289
Total Equity Contracts		181,289

Total Asset Derivatives		$181,289

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(413,657)
Total Equity Contracts		(413,657)

Total		($413,657)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	95,140
Total Equity Contracts		95,140

Total		$95,140

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,935,887	1.6%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$1,725,760	$34,453,181	$34,941,915	1,237,026	$1,237,026	$26,260
Total Value and Income Earned	1,725,760				1,237,026	26,260

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (81.7%)	Value
Consumer Discretionary (6.6%)
14,500	Arbitron, Inc.	$498,945
10,500	Best Buy Company, Inc.[a]	245,385
3,800	Carnival plc ADR	125,134
16,300	CEC Entertainment, Inc.[a]	561,535
10,100	Coach, Inc.	616,504
37,300	Comcast Corporation	884,383
7,500	Home Depot, Inc.	315,300
9,100	Polaris Industries, Inc.	509,418
7,000	Six Flags Entertainment Corporation	288,680
600	Starwood Hotels & Resorts Worldwide, Inc.	28,782
5,500	Strayer Education, Inc.	534,545
4,900	Tim Hortons, Inc.	237,258
4,000	Toyota Motor Corporation ADR	264,520
12,000	Yum! Brands, Inc.	708,120

	Total Consumer Discretionary	5,818,509

Consumer Staples (8.1%)
4,000	Anheuser-Busch InBev NV ADR	243,960
11,500	Coca-Cola Company	804,655
5,400	Colgate-Palmolive Company	498,906
8,100	Companhia de Bebidas das Americas ADR	292,329
21,100	CVS Caremark Corporation	860,458
15,800	Dr. Pepper Snapple Group, Inc.	623,784
9,600	Herbalife, Ltd.	496,032
8,200	Mead Johnson Nutrition Company	563,586
18,200	Philip Morris International, Inc.	1,428,336
8,100	Unilever plc ADR	271,512
18,400	Wal-Mart Stores, Inc.	1,099,584

	Total Consumer Staples	7,183,142

Energy (13.1%)
4,900	BP plc ADR	209,426
5,200	Cenovus Energy, Inc.	172,640
22,700	Chevron Corporation[a]	2,415,280
700	CNOOC, Ltd. ADR	122,276
4,600	Core Laboratories NV	524,170
9,300	Diamond Offshore Drilling, Inc.	513,918
7,200	Enbridge, Inc.	269,352
33,400	Exxon Mobil Corporation[a]	2,830,984
9,800	Helmerich & Payne, Inc.	571,928
23,000	Marathon Oil Corporation	673,210
9,800	National Oilwell Varco, Inc.[a]	666,302
5,900	Penn West Petroleum, Ltd.	116,820
2,300	PetroChina Company, Ltd. ADR	285,913
10,800	Petroleo Brasileiro SA PREF ADR	253,692
3,400	Royal Dutch Shell plc ADR, Class A	248,506
4,600	Royal Dutch Shell plc ADR, Class B	349,646
4,700	Suncor Energy, Inc. ADR	135,501
4,400	Total SA ADR	224,884
26,900	Valero Energy Corporation	566,245
17,300	W&T Offshore, Inc.	366,933

	Total Energy	11,517,626

Financials (18.9%)
26,500	Aegon NV ADR[b]	106,530
14,700	Aflac, Inc.[a]	635,922
700	Agree Realty Corporation	17,066
400	Alexandria Real Estate Equities, Inc.	27,588
1,400	American Campus Communities, Inc.	58,744
1,000	Ashford Hospitality Trust, Inc.	8,000
1,600	AvalonBay Communities, Inc.	208,960
10,400	Aviva plc ADR	96,200
1,900	BioMed Realty Trust, Inc.	34,352
2,000	Boston Properties, Inc.	199,200
1,300	Brandywine Realty Trust	12,350
800	BRE Properties, Inc.	40,384
1,500	Brookfield Office Properties, Inc.	23,460
1,000	Camden Property Trust	62,240
11,300	Cash America International, Inc.	526,919
1,000	CBL & Associates Properties, Inc.	15,700
20,300	CBOE Holdings, Inc.[a]	524,958
4,300	China Life Insurance Company, Ltd. ADR	158,971
300	Corporate Office Properties Trust	6,378
4,900	Credit Suisse Group ADR	115,052
400	CubeSmart	4,256
2,200	DCT Industrial Trust, Inc.	11,264
800	DDR Corporation	9,736
2,000	DiamondRock Hospitality Company	19,280
1,200	Digital Realty Trust, Inc.	80,004
700	Duke Realty Corporation	8,435
700	DuPont Fabros Technology, Inc.	16,954
100	EastGroup Properties, Inc.	4,348
1,400	Education Realty Trust, Inc.	14,322
200	Entertainment Properties Trust	8,742
1,500	Equity One, Inc.	25,470
3,200	Equity Residential	182,496
600	Essex Property Trust, Inc.	84,306
1,500	Federal Realty Investment Trust	136,125
700	First Industrial Realty Trust, Inc.[b]	7,161
700	Forest City Enterprises, Inc.[b]	8,274
2,700	Franklin Street Properties Corporation	26,865
1,000	Getty Realty Corporation	13,950
1,000	Glimcher Realty Trust	9,200
1,500	Government Properties Income Trust	33,825
2,900	HCP, Inc.	120,147
400	Health Care REIT, Inc.	21,812
1,100	Highwoods Properties, Inc.	32,637
400	Hospitality Properties Trust	9,192
7,800	Host Hotels & Resorts, Inc.	115,206
5,600	HSBC Holdings plc ADR	213,360
17,800	ING Groep NV ADR[b]	127,626
1,800	iShares Dow Jones Select Dividend Index Fund ETF	96,750
18,750	iShares Dow Jones U.S. Real Estate Index Fund ETF	1,064,812
14,900	iShares MSCI EAFE Index Fund	737,997
10,800	iShares S&P U.S. Preferred Stock Index Fund	384,696
9,500	Itau Unibanco Holding SA ADR	176,320
600	Kilroy Realty Corporation	22,842
4,400	Kimco Realty Corporation	71,456
1,700	Kite Realty Group Trust	7,667
1,200	LaSalle Hotel Properties	29,052
800	Lexington Realty Trust	5,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (81.7%)	Value
Financials (18.9%) - continued
1,800	Liberty Property Trust	$55,584
500	LTC Properties, Inc.	15,430
1,100	Macerich Company	55,660
1,000	Mack-Cali Realty Corporation	26,690
8,800	Manulife Financial Corporation	93,456
700	Medical Properties Trust, Inc.	6,909
35,000	Mitsubishi UFJ Financial Group, Inc. ADR	146,650
1,100	National Health Investors, Inc.	48,378
1,700	National Retail Properties, Inc.	44,846
700	Omega Healthcare Investors, Inc.	13,545
900	Post Properties, Inc.	39,348
400	Potlatch Corporation	12,444
29,200	PowerShares Preferred Portfolio	399,748
4,278	Prologis, Inc.	122,308
13,200	Prudential Financial, Inc.	661,584
400	PS Business Parks, Inc.	22,172
1,900	Public Storage, Inc.	255,474
500	Ramco-Gershenson Properties Trust	4,915
18,700	Raymond James Financial, Inc.	578,952
900	Rayonier, Inc. REIT	40,167
700	Realty Income Corporation	24,472
1,500	Regency Centers Corporation	56,430
133,900	Regions Financial Corporation	575,770
2,300	Senior Housing Property Trust	51,612
3,100	Simon Property Group, Inc.	399,714
1,100	SL Green Realty Corporation	73,304
100	Sovran Self Storage, Inc.	4,267
41,300	SPDR Dow Jones Wilshire International Real Estate ETF	1,314,579
57,300	Symetra Financial Corporation	519,711
3,200	Toronto-Dominion Bank	239,392
30,800	U.S. Bancorp	833,140
700	UDR, Inc.	17,570
400	Universal Health Realty Income Trust	15,600
300	Urstadt Biddle Properties, Inc.	5,424
21,100	Vanguard FTSE All-World Ex-US Index Fund ETF	836,615
3,600	Vanguard REIT ETF	208,800
2,922	Ventas, Inc.	161,090
1,800	Vornado Realty Trust	138,348
200	Washington Real Estate Investment Trust	5,470
54,400	Wells Fargo & Company[a]	1,499,264
1,800	Westpac Banking Corporation ADR	184,320

	Total Financials	16,630,703

Health Care (7.6%)
13,800	Amgen, Inc.	886,098
6,200	C.R. Bard, Inc.[a]	530,100
9,600	McKesson Corporation	747,936
21,000	Medtronic, Inc.	803,250
5,050	Novartis AG ADR	288,709
1,600	Novo Nordisk A/S ADR	184,416
41,500	PDL BioPharma, Inc.	257,300
79,200	Pfizer, Inc.	1,713,888
7,000	Sanofi ADR	255,780
19,600	UnitedHealth Group, Inc.	993,328

	Total Health Care	6,660,805

8,050	ABB, Ltd. ADR[b]	151,581

3,200	Caterpillar, Inc.[a]	289,920
12,900	Corporate Executive Board Company	491,490
7,900	Dun & Bradstreet Corporation	591,157
5,200	Emerson Electric Company	242,268
10,900	Fluor Corporation[a]	547,725
35,200	Knight Transportation, Inc.	550,528
8,600	L-3 Communications Holdings, Inc.	573,448
11,700	Nordson Corporation	481,806
20,900	Republic Services, Inc.	575,795
2,000	Siemens AG ADR	191,220
3,500	United Technologies Corporation	255,815
16,600	Waste Connections, Inc.	550,124

	Total Industrials	5,492,877

Information Technology (10.2%)
12,600	Accenture plc	670,698
27,200	Cisco Systems, Inc.[a]	491,776
45,300	Corning, Inc.	587,994
54,100	Intel Corporation	1,311,925
6,000	International Business Machines Corporation	1,103,280
19,900	j2 Global, Inc.	559,986
28,900	Lender Processing Services, Inc.	435,523
10,500	Linear Technology Corporation	315,315
76,400	Microsoft Corporation	1,983,344
19,500	Nokia OYJ ADR	93,990
38,100	Oracle Corporation	977,265
3,700	SAP AG ADR	195,915
18,000	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	232,380

	Total Information Technology	8,959,391

Materials (4.1%)
1,800	Barrick Gold Corporation	81,450
2,300	BHP Billiton plc ADR	134,297
3,700	BHP Billiton, Ltd. ADR	261,331
4,200	CF Industries Holdings, Inc.	608,916
8,600	Cliffs Natural Resources, Inc.[a]	536,210
6,900	Domtar Corporation	551,724
18,600	Freeport-McMoRan Copper & Gold, Inc.	684,294
90,200	Hecla Mining Company	471,746
1,400	POSCO ADR	114,940
9,500	Vale SA SP PREF ADR	195,700

	Total Materials	3,640,608

Telecommunications Services (3.0%)
8,700	America Movil SAB de CV ADR	196,620
23,700	AT&T, Inc.	716,688
6,300	China Mobile, Ltd. ADR	305,487
9,000	Nippon Telegraph & Telephone Corporation ADR	227,970
13,000	NTT DOCOMO, INC. ADR	238,550
9,200	Telefonica SA ADR	158,148
15,200	Verizon Communications, Inc.[a]	609,824

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (81.7%)	Value
Telecommunications Services (3.0%) - continued
6,300	Vodafone Group plc ADR	$176,589

	Total Telecommunications Services	2,629,876

Utilities (3.9%)
16,000	American Electric Power Company, Inc.[a]	660,960
4,600	Consolidated Edison, Inc.	285,338
13,600	Laclede Group, Inc.	550,392
4,100	National Grid plc ADR	198,768
21,900	Portland General Electric Company	553,851
8,300	Public Service Enterprise Group, Inc.	273,983
28,600	Questar Corporation	567,996
19,200	TECO Energy, Inc.	367,488

	Total Utilities	3,458,776

	Total Common Stock (cost $71,671,785)	71,992,313

Principal Amount	Long-Term Fixed Income (4.9%)
Energy (0.9%)
	Enbridge Energy Partners, LP
350,000	8.050%, 10/1/2037	369,810
	Enterprise Products Operating, LLC
425,000	7.034%, 1/15/2068	442,000

	Total Energy	811,810

Financials (3.6%)
	Aegon NV
500,000	2.397%, 7/29/2049[c,d]	215,750
	American International Group, Inc.
150,000	8.175%, 5/15/2058	133,500
	Bank of America Corporation
305,000	7.625%, 6/1/2019	315,436
	BBVA International Preferred SA Unipersonal
175,000	5.919%, 12/29/2049[d]	115,855
	J.P. Morgan Chase & Company
175,000	7.900%, 4/29/2049[d]	186,321
	Liberty Mutual Group, Inc.
350,000	10.750%, 6/15/2058[e]	439,250
	MetLife Capital Trust IV
400,000	7.875%, 12/15/2037[e]	415,000
	Reinsurance Group of America, Inc.
425,000	6.750%, 12/15/2065	368,442
	Wachovia Capital Trust III
250,000	5.570%, 3/15/2042[c,d]	209,375
	XL Group plc
475,000	6.500%, 12/29/2049[d]	371,688
	ZFS Finance USA Trust II
400,000	6.450%, 12/15/2065[e]	364,000

	Total Financials	3,134,617

Utilities (0.4%)
	Dominion Resources, Inc.
375,000	2.879%, 9/30/2066[c]	315,139
	Total Utilities	315,139

	Total Long-Term Fixed Income (cost $4,420,349)	4,261,566

Shares	Preferred Stock (0.7%)
Financials (0.6%)
5,000	Bank of America Corporation[d]	109,800
9,500	Citigroup Capital XII	239,020
2,500	J.P. Morgan Chase Capital XXIX	63,800
3,000	U.S. Bancorp[d]	81,990

	Total Financials	494,610

Utilities (0.1%)
2,870	Xcel Energy, Inc.	77,921

	Total Utilities	77,921

	Total Preferred Stock (cost $591,381)	572,531

Contracts	Options Purchased (<0.1%)
	Put on Caterpillar Inc.
32	$82.50, expires 1/21/2012	1,984
	Put on Chevron Corporation
176	$95.00, expires 1/21/2012	4,752
	Put on Cliffs Natural Resources, Inc.
86	$57.50, expires 1/21/2012	9,804
	Put on Exxon Mobil Corporation
270	$77.50, expires 1/21/2012	5,400
	Put on Fluor Corporation
109	$45.00, expires 1/21/2012	2,725
	Put on National Oilwell Varco, Inc.
98	$60.00, expires 1/21/2012	3,234

	Total Options Purchased (cost $127,099)	27,899

Principal Amount	Short-Term Investments (4.3%)[f]
	Federal Home Loan Bank Discount Notes
3,000,000	0.015%, 1/20/2012[g]	2,999,976
	Federal National Mortgage Association Discount Notes
800,000	0.105%, 2/22/2012[g,h]	799,882

	Total Short-Term Investments (at amortized cost)	3,799,858

	Total Investments (cost $80,610,472) 91.6%	$80,654,167

	Other Assets and Liabilities, Net 8.4%	7,423,652

	Total Net Assets 100.0%	$88,077,819

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2011

a	All or a portion of the security was earmarked to cover written options.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $1,218,250 or 1.4% of total net assets.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At December 31, 2011, $799,882 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,161,958
Gross unrealized depreciation	(4,242,135)

Net unrealized appreciation (depreciation)	$(80,177)

Cost for federal income tax purposes	$80,734,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Equity Income Plus Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,818,509	5,818,509	—	—
Consumer Staples	7,183,142	7,183,142	—	—
Energy	11,517,626	11,517,626	—	—
Financials	16,630,703	16,630,703	—	—
Health Care	6,660,805	6,660,805	—	—
Industrials	5,492,877	5,492,877	—	—
Information Technology	8,959,391	8,959,391	—	—
Materials	3,640,608	3,640,608	—	—
Telecommunications Services	2,629,876	2,629,876	—	—
Utilities	3,458,776	3,458,776	—	—
Long-Term Fixed Income
Energy	811,810	—	811,810	—
Financials	3,134,617	—	3,134,617	—
Utilities	315,139	—	315,139	—
Preferred Stock
Financials	494,610	494,610	—	—
Utilities	77,921	77,921	—	—
Options Purchased	27,899	27,899	—	—
Short-Term Investments	3,799,858	—	3,799,858	—

Total	$80,654,167	$72,592,743	$8,061,424	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	175,065	175,065	—	—
Call Options Written	22,225	22,225	—	—

Total Asset Derivatives	$197,290	$197,290	$—	$—

Liability Derivatives
Call Options Written	111,251	111,251	—	—

Total Liability Derivatives	$111,251	$111,251	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	156	March 2012	$9,595,215	$9,770,280	$175,065
Total Futures Contracts					$175,065

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Caterpillar, Inc. Call Option	32	$92.50	January 2012	($5,728)	$1,599
Chevron Corporation Call Option	176	105.00	January 2012	(58,080)	(29,044)
Cliffs Natural Resources, Inc. Call Option	86	67.50	January 2012	(8,256)	13,758
Exxon Mobil Corporation Call Option	270	82.50	January 2012	(81,000)	(54,007)
Fluor Corporation Call Option	109	52.50	January 2012	(7,085)	3,049
National Oilwell Varco, Inc. Call Option	98	70.00	January 2012	(13,916)	3,819
S&P 500 Mini-Futures Call Option	80	1,270.00	January 2012	(61,200)	(17,400)
S&P 500 Mini-Futures Call Option	40	1,265.00	January 2012	(35,200)	(10,800)
Total Call Options Written				($270,465)	($89,026)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	$22,225
Options Purchased	Investments in securities at value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	27,899
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	175,065
Total Equity Contracts		225,189

Total Asset Derivatives		$225,189

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	111,251
Total Equity Contracts		111,251

Total Liability Derivatives		$111,251

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(187,135)
Futures	Net realized gains/(losses) on Futures contracts	(177,087)
Total Equity Contracts		(364,222)

Total		($364,222)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(90,464)
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(99,200)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	28,994
Total Equity Contracts		(160,670)

Total		($160,670)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2011

The following table presents Equity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$8,770,814	10.3%	109

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (65.5%)	Value
Consumer Discretionary (7.0%)
1,200	Abercrombie & Fitch Company	$58,608
5,000	Amazon.com, Inc.[a]	865,500
1,600	Apollo Group, Inc.[a]	86,192
700	AutoNation, Inc.[a]	25,809
400	AutoZone, Inc.[a]	129,988
3,300	Bed Bath & Beyond, Inc.[a]	191,301
4,075	Best Buy Company, Inc.	95,233
900	Big Lots, Inc.[a]	33,984
1,500	BorgWarner, Inc.[a]	95,610
3,100	Cablevision Systems Corporation	44,082
3,100	CarMax, Inc.[a]	94,488
6,300	Carnival Corporation	205,632
9,062	CBS Corporation	245,943
400	Chipotle Mexican Grill, Inc.[a]	135,096
4,000	Coach, Inc.	244,160
37,665	Comcast Corporation	893,037
3,800	D.R. Horton, Inc.	47,918
1,800	Darden Restaurants, Inc.	82,044
800	DeVry, Inc.	30,768
9,800	DIRECTV[a]	419,048
3,700	Discovery Communications, Inc.[a]	151,589
1,600	Dollar Tree, Inc.[a]	132,976
1,300	Expedia, Inc.	37,726
1,600	Family Dollar Stores, Inc.	92,256
52,588	Ford Motor Company[a]	565,847
3,300	Gannett Company, Inc.	44,121
4,800	Gap, Inc.	89,040
2,200	Genuine Parts Company	134,640
3,400	Goodyear Tire & Rubber Company[a]	48,178
4,100	H&R Block, Inc.	66,953
3,200	Harley-Davidson, Inc.	124,384
1,000	Harman International Industries, Inc.	38,040
1,600	Hasbro, Inc.	51,024
21,300	Home Depot, Inc.	895,452
4,100	International Game Technology	70,520
6,389	Interpublic Group of Companies, Inc.	62,165
2,000	J.C. Penney Company, Inc.	70,300
9,400	Johnson Controls, Inc.	293,844
3,500	Kohl’s Corporation	172,725
1,900	Leggett & Platt, Inc.	43,776
2,200	Lennar Corporation	43,230
3,362	Limited Brands, Inc.	135,657
17,300	Lowe’s Companies, Inc.	439,074
5,800	Macy’s, Inc.	186,644
3,663	Marriott International, Inc.	106,850
4,725	Mattel, Inc.	131,166
14,200	McDonald’s Corporation	1,424,686
4,100	McGraw-Hill Companies, Inc.	184,377
800	Netflix, Inc.[a,b]	55,432
4,026	Newell Rubbermaid, Inc.	65,020
30,300	News Corporation	540,552
5,100	NIKE, Inc.	491,487
2,200	Nordstrom, Inc.	109,362
3,800	Omnicom Group, Inc.	169,404
1,800	O’Reilly Automotive, Inc.[a]	143,910
700	Priceline.com, Inc.[a]	327,397
4,637	Pulte Group, Inc.[a]	29,259
900	Ralph Lauren Corporation	124,272
3,200	Ross Stores, Inc.	152,096
1,300	Scripps Networks Interactive	55,146
580	Sears Holdings Corporation[a,b]	18,432
1,200	Sherwin-Williams Company	107,124
800	Snap-On, Inc.	40,496
9,700	Staples, Inc.	134,733
10,300	Starbucks Corporation	473,903
2,700	Starwood Hotels & Resorts Worldwide, Inc.	129,519
9,300	Target Corporation	476,346
1,800	Tiffany & Company	119,268
4,380	Time Warner Cable, Inc.	278,437
13,816	Time Warner, Inc.	499,310
5,200	TJX Companies, Inc.	335,660
1,300	TripAdvisor, Inc.[a]	32,773
1,500	Urban Outfitters, Inc.[a]	41,340
1,200	VF Corporation	152,388
7,662	Viacom, Inc.	347,931
24,887	Walt Disney Company	933,262
20	Washington Post Company	7,536
1,058	Whirlpool Corporation	50,202
2,132	Wyndham Worldwide Corporation	80,654
1,100	Wynn Resorts, Ltd.	121,539
6,420	Yum! Brands, Inc.	378,844

	Total Consumer Discretionary	16,884,715

Consumer Staples (7.6%)
28,500	Altria Group, Inc.	845,025
9,241	Archer-Daniels-Midland Company	264,293
6,000	Avon Products, Inc.	104,820
2,200	Beam, Inc.	112,706
1,425	Brown-Forman Corporation	114,727
2,500	Campbell Soup Company	83,100
1,800	Clorox Company	119,808
31,400	Coca-Cola Company	2,197,058
4,300	Coca-Cola Enterprises, Inc.	110,854
6,700	Colgate-Palmolive Company	619,013
5,700	ConAgra Foods, Inc.	150,480
2,400	Constellation Brands, Inc.[a]	49,608
6,000	Costco Wholesale Corporation	499,920
18,005	CVS Caremark Corporation	734,244
2,500	Dean Foods Company[a]	28,000
3,000	Dr. Pepper Snapple Group, Inc.	118,440
1,500	Estee Lauder Companies, Inc.	168,480
8,900	General Mills, Inc.	359,649
4,450	H.J. Heinz Company	240,478
2,100	Hershey Company	129,738
1,900	Hormel Foods Corporation	55,651
1,555	J.M. Smucker Company	121,554
3,400	Kellogg Company	171,938
5,480	Kimberly-Clark Corporation	403,109
24,460	Kraft Foods, Inc.	913,825
8,300	Kroger Company	201,026
1,900	Lorillard, Inc.	216,600
1,800	McCormick & Company, Inc.	90,756
2,822	Mead Johnson Nutrition Company	193,956
2,200	Molson Coors Brewing Company	95,788
21,597	PepsiCo, Inc.	1,432,961
24,000	Philip Morris International, Inc.	1,883,520
38,079	Procter & Gamble Company	2,540,250
4,700	Reynolds American, Inc.	194,674

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (65.5%)	Value
Consumer Staples (7.6%) - continued
4,700	Safeway, Inc.	$98,888
8,200	Sara Lee Corporation	155,144
2,969	SUPERVALU, Inc.	24,108
8,200	Sysco Corporation	240,506
4,000	Tyson Foods, Inc.	82,560
12,300	Walgreen Company	406,638
24,200	Wal-Mart Stores, Inc.	1,446,192
2,200	Whole Foods Market, Inc.	153,076

	Total Consumer Staples	18,173,161

Energy (8.0%)
3,037	Alpha Natural Resources, Inc.[a]	62,046
6,936	Anadarko Petroleum Corporation	529,425
5,268	Apache Corporation	477,175
6,061	Baker Hughes, Inc.	294,807
1,400	Cabot Oil & Gas Corporation	106,260
3,400	Cameron International Corporation[a]	167,246
9,100	Chesapeake Energy Corporation	202,839
27,574	Chevron Corporation	2,933,873
18,382	ConocoPhillips	1,339,496
3,100	Consol Energy, Inc.	113,770
5,500	Denbury Resources, Inc.[a]	83,050
5,600	Devon Energy Corporation	347,200
1,000	Diamond Offshore Drilling, Inc.	55,260
10,686	El Paso Corporation	283,927
3,700	EOG Resources, Inc.	364,487
2,100	EQT Corporation	115,059
66,334	Exxon Mobil Corporation	5,622,470
3,300	FMC Technologies, Inc.[a]	172,359
12,700	Halliburton Company	438,277
1,500	Helmerich & Payne, Inc.	87,540
4,100	Hess Corporation	232,880
9,722	Marathon Oil Corporation	284,563
4,961	Marathon Petroleum Corporation	165,152
2,700	Murphy Oil Corporation	150,498
4,000	Nabors Industries, Ltd.[a]	69,360
5,900	National Oilwell Varco, Inc.	401,141
1,800	Newfield Exploration Company[a]	67,914
3,500	Noble Corporation[a]	105,770
2,400	Noble Energy, Inc.	226,536
11,200	Occidental Petroleum Corporation	1,049,440
3,700	Peabody Energy Corporation	122,507
1,700	Pioneer Natural Resources Company	152,116
2,400	QEP Resources, Inc.	70,320
2,200	Range Resources Corporation	136,268
1,700	Rowan Companies, Inc.[a]	51,561
18,525	Schlumberger, Ltd.	1,265,443
4,800	Southwestern Energy Company[a]	153,312
9,021	Spectra Energy Corporation	277,396
1,500	Sunoco, Inc.	61,530
2,000	Tesoro Corporation[a]	46,720
7,700	Valero Energy Corporation	162,085
8,200	Williams Companies, Inc.	270,764

	Total Energy	19,319,842

Financials (8.8%)
4,700	ACE, Ltd.	329,564
6,500	Aflac, Inc.	281,190
6,996	Allstate Corporation	191,760
14,000	American Express Company	660,380
6,020	American International Group, Inc.[a]	139,664
3,140	Ameriprise Financial, Inc.	155,870
4,450	Aon Corporation	208,260
1,654	Apartment Investment & Management Company	37,893
1,300	Assurant, Inc.	53,378
1,353	AvalonBay Communities, Inc.	176,702
140,254	Bank of America Corporation	779,812
16,801	Bank of New York Mellon Corporation	334,508
9,600	BB&T Corporation	241,632
24,350	Berkshire Hathaway, Inc.[a]	1,857,905
1,400	BlackRock, Inc.	249,536
2,000	Boston Properties, Inc.	199,200
6,365	Capital One Financial Corporation	269,176
4,500	CBRE Group, Inc.[a]	68,490
14,925	Charles Schwab Corporation	168,055
3,800	Chubb Corporation	263,036
2,251	Cincinnati Financial Corporation[b]	68,565
40,438	Citigroup, Inc.	1,063,924
900	CME Group, Inc.	219,303
2,700	Comerica, Inc.	69,660
7,595	Discover Financial Services	182,280
3,530	E*TRADE Financial Corporation[a]	28,099
4,100	Equity Residential	233,823
1,300	Federated Investors, Inc.[b]	19,695
12,716	Fifth Third Bancorp	161,747
3,644	First Horizon National Corporation	29,152
2,000	Franklin Resources, Inc.	192,120
6,800	Genworth Financial, Inc.[a]	44,540
6,800	Goldman Sachs Group, Inc.	614,924
6,200	Hartford Financial Services Group, Inc.	100,750
5,600	HCP, Inc.	232,008
2,600	Health Care REIT, Inc.	141,778
9,747	Host Hotels & Resorts, Inc.	143,963
7,300	Hudson City Bancorp, Inc.	45,625
11,916	Huntington Bancshares, Inc.	65,419
1,000	IntercontinentalExchange, Inc.[a]	120,550
6,200	Invesco, Ltd.	124,558
52,624	J.P. Morgan Chase & Company	1,749,748
13,200	KeyCorp	101,508
5,600	Kimco Realty Corporation	90,944
1,700	Legg Mason, Inc.	40,885
2,700	Leucadia National Corporation	61,398
4,211	Lincoln National Corporation	81,778
4,200	Loews Corporation	158,130
1,700	M&T Bank Corporation	129,778
7,400	Marsh & McLennan Companies, Inc.	233,988
14,616	MetLife, Inc.	455,727
2,700	Moody’s Corporation	90,936
20,490	Morgan Stanley	310,014
1,800	NASDAQ OMX Group, Inc.[a]	44,118
3,300	Northern Trust Corporation	130,878
3,600	NYSE Euronext	93,960
5,000	People’s United Financial, Inc.	64,250
2,200	Plum Creek Timber Company, Inc.	80,432

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (65.5%)	Value
Financials (8.8%) - continued
7,320	PNC Financial Services Group, Inc.	$422,144
4,200	Principal Financial Group, Inc.	103,320
8,500	Progressive Corporation	165,835
6,381	Prologis, Inc.	182,433
6,500	Prudential Financial, Inc.	325,780
2,000	Public Storage, Inc.	268,920
17,400	Regions Financial Corporation	74,820
4,053	Simon Property Group, Inc.	522,594
7,000	SLM Corporation	93,800
6,800	State Street Corporation	274,108
7,400	SunTrust Banks, Inc.	130,980
3,500	T. Rowe Price Group, Inc.	199,325
1,400	Torchmark Corporation	60,746
5,725	Travelers Companies, Inc.	338,748
26,421	U.S. Bancorp	714,688
4,058	Unum Group	85,502
4,000	Ventas, Inc.	220,520
2,570	Vornado Realty Trust	197,530
72,982	Wells Fargo & Company	2,011,384
7,440	Weyerhaeuser Company REIT	138,905
4,400	XL Group plc	86,988
2,600	Zions Bancorporation	42,328

	Total Financials	21,148,364

Health Care (7.7%)
21,600	Abbott Laboratories	1,214,568
5,056	Aetna, Inc.	213,313
4,200	Allergan, Inc.	368,508
3,600	AmerisourceBergen Corporation	133,884
10,952	Amgen, Inc.	703,228
7,800	Baxter International, Inc.	385,944
3,000	Becton, Dickinson and Company	224,160
3,330	Biogen Idec, Inc.[a]	366,467
20,450	Boston Scientific Corporation[a]	109,203
23,405	Bristol-Myers Squibb Company	824,792
1,200	C.R. Bard, Inc.	102,600
4,775	Cardinal Health, Inc.	193,913
3,087	CareFusion Corporation[a]	78,441
6,100	Celgene Corporation[a]	412,360
2,000	Cerner Corporation[a]	122,500
4,000	CIGNA Corporation	168,000
1,950	Coventry Health Care, Inc.[a]	59,221
6,700	Covidien plc	301,567
1,300	DaVita, Inc.[a]	98,553
2,000	DENTSPLY International, Inc.	69,980
1,600	Edwards Lifesciences Corporation[a]	113,120
14,100	Eli Lilly and Company	585,996
6,700	Express Scripts, Inc.[a]	299,423
3,700	Forest Laboratories, Inc.[a]	111,962
10,400	Gilead Sciences, Inc.[a]	425,672
2,230	Hospira, Inc.[a]	67,725
2,300	Humana, Inc.	201,503
500	Intuitive Surgical, Inc.[a]	231,505
37,806	Johnson & Johnson	2,479,317
1,400	Laboratory Corporation of America Holdings[a]	120,358
2,437	Life Technologies Corporation[a]	94,824
3,380	McKesson Corporation	263,336
5,310	Medco Health Solutions, Inc.[a]	296,829
14,600	Medtronic, Inc.	558,450
42,127	Merck & Company, Inc.	1,588,188
5,900	Mylan, Inc.[a]	126,614
1,300	Patterson Companies, Inc.	38,376
1,600	PerkinElmer, Inc.	32,000
1,300	Perrigo Company	126,490
106,355	Pfizer, Inc.	2,301,522
2,200	Quest Diagnostics, Inc.	127,732
4,380	St. Jude Medical, Inc.	150,234
4,500	Stryker Corporation	223,695
6,050	Tenet Healthcare Corporation[a]	31,036
5,200	Thermo Fisher Scientific, Inc.[a]	233,844
14,800	UnitedHealth Group, Inc.	750,064
1,600	Varian Medical Systems, Inc.[a]	107,408
1,200	Waters Corporation[a]	88,860
1,800	Watson Pharmaceuticals, Inc.[a]	108,612
4,800	WellPoint, Inc.	318,000
2,490	Zimmer Holdings, Inc.[a]	133,016

	Total Health Care	18,486,913

Industrials (7.0%)
9,700	3M Company	792,781
1,500	Avery Dennison Corporation	43,020
10,328	Boeing Company	757,559
2,300	C.H. Robinson Worldwide, Inc.	160,494
8,900	Caterpillar, Inc.	806,340
1,500	Cintas Corporation	52,215
2,200	Cooper Industries plc	119,130
14,500	CSX Corporation	305,370
2,700	Cummins, Inc.	237,654
7,900	Danaher Corporation	371,616
5,700	Deere & Company	440,895
2,600	Dover Corporation	150,930
700	Dun & Bradstreet Corporation	52,381
4,600	Eaton Corporation	200,238
10,200	Emerson Electric Company	475,218
1,700	Equifax, Inc.	65,858
2,900	Expeditors International of Washington, Inc.	118,784
4,100	Fastenal Company[b]	178,801
4,340	FedEx Corporation	362,433
800	First Solar, Inc.[a]	27,008
800	Flowserve Corporation	79,456
2,300	Fluor Corporation	115,575
4,900	General Dynamics Corporation	325,409
146,100	General Electric Company	2,616,651
1,700	Goodrich Corporation	210,290
10,737	Honeywell International, Inc.	583,556
6,700	Illinois Tool Works, Inc.	312,957
4,300	Ingersoll-Rand plc	131,021
2,600	Iron Mountain, Inc.	80,080
1,800	Jacobs Engineering Group, Inc.[a]	73,044
1,500	Joy Global, Inc.	112,455
1,400	L-3 Communications Holdings, Inc.	93,352
3,700	Lockheed Martin Corporation	299,330
5,000	Masco Corporation	52,400
4,700	Norfolk Southern Corporation	342,442
3,606	Northrop Grumman Corporation	210,879
4,950	PACCAR, Inc.	185,477
1,600	Pall Corporation	91,440
2,050	Parker Hannifin Corporation	156,312
2,800	Pitney Bowes, Inc.[b]	51,912
2,000	Precision Castparts Corporation	329,580
2,900	Quanta Services, Inc.[a]	62,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (65.5%)	Value
Industrials (7.0%) - continued
2,600	R.R. Donnelley & Sons Company	$37,518
4,800	Raytheon Company	232,224
4,405	Republic Services, Inc.	121,358
2,000	Robert Half International, Inc.	56,920
2,000	Rockwell Automation, Inc.	146,740
2,100	Rockwell Collins, Inc.	116,277
1,300	Roper Industries, Inc.	112,931
700	Ryder System, Inc.	37,198
10,780	Southwest Airlines Company	92,277
2,300	Stanley Black & Decker, Inc.	155,480
1,200	Stericycle, Inc.[a]	93,504
3,800	Textron, Inc.	70,262
6,400	Tyco International, Ltd.	298,944
6,700	Union Pacific Corporation	709,798
13,400	United Parcel Service, Inc.	980,746
12,500	United Technologies Corporation	913,625
800	W.W. Grainger, Inc.	149,752
6,330	Waste Management, Inc.	207,054
2,600	Xylem, Inc.	66,794

	Total Industrials	16,834,211

Information Technology (12.5%)
8,900	Accenture plc	473,747
6,800	Adobe Systems, Inc.[a]	192,236
8,100	Advanced Micro Devices, Inc.[a]	43,740
4,763	Agilent Technologies, Inc.[a]	166,372
2,500	Akamai Technologies, Inc.[a]	80,700
4,400	Altera Corporation	163,240
2,300	Amphenol Corporation	104,397
4,100	Analog Devices, Inc.	146,698
12,900	Apple, Inc.[a]	5,224,500
18,100	Applied Materials, Inc.	193,851
3,100	Autodesk, Inc.[a]	94,023
6,800	Automatic Data Processing, Inc.	367,268
2,400	BMC Software, Inc.[a]	78,672
6,750	Broadcom Corporation[a]	198,180
5,075	CA, Inc.	102,591
74,400	Cisco Systems, Inc.	1,345,152
2,600	Citrix Systems, Inc.[a]	157,872
4,200	Cognizant Technology Solutions Corporation[a]	270,102
2,100	Computer Sciences Corporation	49,770
21,700	Corning, Inc.	281,666
21,100	Dell, Inc.[a]	308,693
15,900	eBay, Inc.[a]	482,247
4,600	Electronic Arts, Inc.[a]	94,760
28,224	EMC Corporation[a]	607,945
1,100	F5 Networks, Inc.[a]	116,732
3,400	Fidelity National Information Services, Inc.	90,406
1,950	Fiserv, Inc.[a]	114,543
2,200	FLIR Systems, Inc.	55,154
1,900	GameStop Corporation[a]	45,847
3,500	Google, Inc.[a]	2,260,650
1,600	Harris Corporation	57,664
27,461	Hewlett-Packard Company	707,395
70,500	Intel Corporation	1,709,625
16,300	International Business Machines Corporation	2,997,244
4,100	Intuit, Inc.	215,619
2,500	Jabil Circuit, Inc.	49,150
3,200	JDS Uniphase Corporation[a]	33,408
7,300	Juniper Networks, Inc.[a]	148,993
2,300	KLA-Tencor Corporation	110,975
1,000	Lexmark International, Inc.	33,070
3,200	Linear Technology Corporation	96,096
7,800	LSI Corporation[a]	46,410
1,500	MasterCard, Inc.	559,230
2,600	Microchip Technology, Inc.[b]	95,238
13,700	Micron Technology, Inc.[a]	86,173
103,600	Microsoft Corporation	2,689,456
1,850	Molex, Inc.[b]	44,141
3,677	Motorola Mobility Holdings, Inc.[a]	142,668
3,917	Motorola Solutions, Inc.	181,318
5,000	NetApp, Inc.[a]	181,350
900	Novellus Systems, Inc.[a]	37,161
8,450	NVIDIA Corporation[a]	117,117
54,459	Oracle Corporation	1,396,873
4,450	Paychex, Inc.	133,989
23,300	QUALCOMM, Inc.	1,274,510
2,700	Red Hat, Inc.[a]	111,483
3,800	SAIC, Inc.[a]	46,702
1,900	Salesforce.com, Inc.[a]	192,774
3,300	SanDisk Corporation[a]	162,393
10,172	Symantec Corporation[a]	159,192
5,900	TE Connectivity, Ltd.	181,779
2,300	Teradata Corporation[a]	111,573
2,500	Teradyne, Inc.[a]	34,075
15,800	Texas Instruments, Inc.	459,938
2,200	Total System Services, Inc.	43,032
2,200	VeriSign, Inc.	78,584
7,000	Visa, Inc.	710,710
3,200	Western Digital Corporation[a]	99,040
8,562	Western Union Company	156,342
19,183	Xerox Corporation	152,697
3,600	Xilinx, Inc.	115,416
17,200	Yahoo!, Inc.[a]	277,436

	Total Information Technology	30,149,793

Materials (2.3%)
2,900	Air Products and Chemicals, Inc.	247,051
900	Airgas, Inc.	70,272
14,764	Alcoa, Inc.	127,709
1,481	Allegheny Technologies, Inc.	70,792
2,200	Ball Corporation	78,562
1,400	Bemis Company, Inc.	42,112
900	CF Industries Holdings, Inc.	130,482
2,000	Cliffs Natural Resources, Inc.	124,700
16,377	Dow Chemical Company	471,002
12,819	E.I. du Pont de Nemours and Company	586,854
1,900	Eastman Chemical Company	74,214
4,200	Ecolab, Inc.	242,802
1,000	FMC Corporation	86,040
13,088	Freeport-McMoRan Copper & Gold, Inc.	481,507
1,100	International Flavors & Fragrances, Inc.	57,662
6,021	International Paper Company	178,222
2,380	MeadWestvaco Corporation	71,281
7,366	Monsanto Company	516,136
4,100	Mosaic Company	206,763
6,817	Newmont Mining Corporation	409,088
4,400	Nucor Corporation	174,108

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (65.5%)	Value
Materials (2.3%) - continued
2,300	Owens-Illinois, Inc.[a]	$44,574
2,100	PPG Industries, Inc.	175,329
4,100	Praxair, Inc.	438,290
2,628	Sealed Air Corporation	45,228
1,700	Sigma-Aldrich Corporation	106,182
1,100	Titanium Metals Corporation	16,478
2,000	United States Steel Corporation[b]	52,920
1,800	Vulcan Materials Company[b]	70,830

	Total Materials	5,397,190

Telecommunications Services (2.1%)
5,400	American Tower Corporation	324,054
81,979	AT&T, Inc.	2,479,045
8,594	CenturyLink, Inc.	319,697
13,810	Frontier Communications Corporation[b]	71,122
4,100	MetroPCS Communications, Inc.[a]	35,588
41,469	Sprint Nextel Corporation[a]	97,037
39,170	Verizon Communications, Inc.	1,571,500
8,017	Windstream Corporation	94,120

	Total Telecommunications Services	4,992,163

Utilities (2.5%)
8,900	AES Corporation[a]	105,376
1,586	AGL Resources, Inc.	67,024
3,400	Ameren Corporation	112,642
6,640	American Electric Power Company, Inc.	274,299
5,924	CenterPoint Energy, Inc.	119,013
3,500	CMS Energy Corporation	77,280
4,100	Consolidated Edison, Inc.	254,323
2,800	Constellation Energy Group, Inc.	111,076
7,930	Dominion Resources, Inc.	420,925
2,300	DTE Energy Company	125,235
18,442	Duke Energy Corporation	405,724
4,500	Edison International, Inc.	186,300
2,400	Entergy Corporation	175,320
9,174	Exelon Corporation	397,876
5,767	FirstEnergy Corporation	255,478
1,107	Integrys Energy Group, Inc.	59,977
5,800	NextEra Energy, Inc.	353,104
3,934	NiSource, Inc.	93,669
2,400	Northeast Utilities	86,568
3,200	NRG Energy, Inc.[a]	57,984
1,400	ONEOK, Inc.	121,366
3,100	Pepco Holdings, Inc.	62,930
5,600	PG&E Corporation	230,832
1,500	Pinnacle West Capital Corporation	72,270
8,000	PPL Corporation	235,360
4,091	Progress Energy, Inc.	229,178
7,000	Public Service Enterprise Group, Inc.	231,070
1,600	SCANA Corporation	72,096
3,287	Sempra Energy	180,785
11,900	Southern Company	550,851
3,000	TECO Energy, Inc.	57,420
3,200	Wisconsin Energy Corporation	111,872
6,710	Xcel Energy, Inc.	185,464

	Total Utilities	6,080,687

	Total Common Stock (cost $136,522,983)	157,467,039

Principal Amount	Long-Term Fixed Income (36.3%)
Asset-Backed Securities (1.5%)
	Countrywide Asset-Backed Certificates
$ 284,460	5.549%, 8/25/2021[c]	249,668
	Countrywide Home Loans, Inc.
451,327	6.085%, 6/25/2021[c]	306,276
	Credit Based Asset Servicing and Securitization, LLC
306,375	5.501%, 12/25/2036	198,701
	First Horizon ABS Trust
440,371	0.424%, 10/25/2026[c,d]	321,647
789,817	0.454%, 10/25/2034[c,d]	500,503
	GMAC Mortgage Corporation Loan Trust
1,225,441	0.474%, 8/25/2035[c,d]	765,325
745,102	0.474%, 12/25/2036[c,d]	461,427
	IndyMac Seconds Asset-Backed Trust
389,570	0.464%, 10/25/2036[c,d]	71,240
	Wachovia Asset Securitization, Inc.
927,388	0.434%, 7/25/2037[c,d,e]	671,444

	Total Asset-Backed Securities	3,546,231

Basic Materials (0.1%)
	Alcoa, Inc.
250,000	5.400%, 4/15/2021	250,466

	Total Basic Materials	250,466

Capital Goods (0.3%)
	Boeing Capital Corporation
225,000	2.125%, 8/15/2016	229,848
	Danaher Corporation
225,000	2.300%, 6/23/2016	233,862
	United Technologies Corporation
225,000	6.050%, 6/1/2036	285,581

	Total Capital Goods	749,291

Collateralized Mortgage Obligations (0.3%)
	Bear Stearns Mortgage Funding Trust
193,885	0.574%, 8/25/2036[d]	54,867
	Merrill Lynch Mortgage Investors, Inc.
810,754	2.612%, 6/25/2035	647,973

	Total Collateralized Mortgage Obligations	702,840

Commercial Mortgage-Backed Securities (3.0%)
	Banc of America Commercial Mortgage, Inc.
600,000	5.622%, 6/10/2049	643,378

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (36.3%)	Value
Commercial Mortgage-Backed Securities (3.0%) - continued
	Bear Stearns Commercial Mortgage Securities, Inc.
$1,148,248	0.428%, 3/15/2022[d,f]	$1,116,181
	Commercial Mortgage Pass-Through Certificates
2,000,000	0.408%, 12/15/2020[d,f]	1,823,888
750,000	5.306%, 12/10/2046	813,307
	Credit Suisse Mortgage Capital Certificates
848,743	0.448%, 10/15/2021[d,f]	782,319
700,000	5.467%, 9/15/2039	744,459
	GE Capital Commercial Mortgage Corporation
108,202	4.641%, 3/10/2040	110,700
	GS Mortgage Securities Corporation II
1,000,000	1.317%, 3/6/2020[d,f]	991,145
	Morgan Stanley Capital I
225,000	3.224%, 7/15/2049	232,942

	Total Commercial Mortgage-Backed Securities	7,258,319

Communications Services (0.5%)
	AT&T, Inc.
200,000	6.400%, 5/15/2038	247,076
	CBS Corporation
200,000	7.875%, 9/1/2023	249,650
	Cox Communications, Inc.
115,000	6.450%, 12/1/2036[f]	123,760
	Crown Castle Towers, LLC
250,000	4.174%, 8/15/2017[f]	256,037
	News America, Inc.
225,000	6.400%, 12/15/2035	246,553
	Time Warner Cable, Inc.
200,000	7.300%, 7/1/2038	243,031

	Total Communications Services	1,366,107

Consumer Cyclical (0.8%)
	California Institute of Technology
175,000	4.700%, 11/1/2111	181,708
	Harley-Davidson Financial Services, Inc.
250,000	3.875%, 3/15/2016[f]	258,978
	University of Southern California
150,000	5.250%, 10/1/2111	188,205
	Wal-Mart Stores, Inc.
450,000	7.550%, 2/15/2030	657,119
	Walt Disney Company
500,000	5.625%, 9/15/2016	592,248

	Total Consumer Cyclical	1,878,258

Consumer Non-Cyclical (1.0%)
	AmerisourceBergen Corporation
300,000	4.875%, 11/15/2019	336,387
	Boston Scientific Corporation
225,000	7.000%, 11/15/2035	259,185
	Colgate-Palmolive Company
250,000	1.250%, 5/1/2014	253,386
	GlaxoSmithKline Capital, Inc.
200,000	6.375%, 5/15/2038	267,610
	Kellogg Company
400,000	4.250%, 3/6/2013	415,342
	Philip Morris International, Inc.
200,000	6.375%, 5/16/2038	260,739
	Wyeth
450,000	6.000%, 2/15/2036	574,943

	Total Consumer Non-Cyclical	2,367,592

Energy (0.5%)
	BP Capital Markets plc
250,000	4.742%, 3/11/2021	283,163
	Cameron International Corporation
100,000	4.500%, 6/1/2021	107,349
	Energy Transfer Partners, LP
300,000	6.700%, 7/1/2018	332,828
	Petrobras International Finance Company
175,000	5.375%, 1/27/2021	183,855
	Petro-Canada
200,000	6.800%, 5/15/2038	258,235

	Total Energy	1,165,430

Financials (2.7%)
	BAC Capital Trust XI
225,000	6.625%, 5/23/2036	197,339
	Barclays Bank plc
200,000	5.000%, 9/22/2016	207,133
	Bear Stearns Companies, LLC
250,000	4.650%, 7/2/2018	255,580
	BNP Paribas SA
657,000	3.313%, 12/20/2014[d]	618,616
	Chubb Corporation
400,000	6.500%, 5/15/2038	514,356
	Citigroup, Inc.
250,000	1.302%, 4/1/2014[d]	235,581
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
150,000	4.750%, 1/15/2020[f]	159,535
	Danske Bank AS
250,000	3.875%, 4/14/2016[f]	232,072
	Fifth Third Bancorp
175,000	3.625%, 1/25/2016	177,554
	FUEL Trust
100,000	4.207%, 4/15/2016[f]	100,849
200,000	3.984%, 6/15/2016[f]	199,973
	General Electric Capital Corporation
225,000	5.875%, 1/14/2038	238,407
	HCP, Inc.
175,000	3.750%, 2/1/2016	178,057
	Health Care REIT, Inc.
300,000	6.125%, 4/15/2020	310,834
	HSBC Holdings plc
200,000	6.800%, 6/1/2038	207,149
	ING Bank NV
250,000	4.000%, 3/15/2016[f]	241,561
	J.P. Morgan Chase & Company
250,000	3.450%, 3/1/2016	253,988
	Lloyds TSB Bank plc
150,000	5.800%, 1/13/2020[f]	142,407

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (36.3%)	Value
Financials (2.7%) - continued
	Marsh & McLennan Companies, Inc.
$ 225,000	4.800%, 7/15/2021	$246,278
	MetLife, Inc.
150,000	5.000%, 6/15/2015	163,409
	Northern Trust Corporation
250,000	3.450%, 11/4/2020	257,431
	Preferred Term Securities XXIII, Ltd.
1,004,612	0.746%, 12/22/2036[d,e]	401,845
	Prudential Financial, Inc.
225,000	5.700%, 12/14/2036	223,392
	SSIF Nevada, LP
250,000	1.101%, 4/14/2014[d,f]	246,035
	Wachovia Bank NA
425,000	4.875%, 2/1/2015	450,312
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[g]	50

	Total Financials	6,459,743

Foreign Government (1.7%)
	Bank Nederlandse Gemeenten
500,000	4.375%, 2/16/2021[f]	532,955
	Chile Government International Bond
150,000	3.875%, 8/5/2020	162,375
	Finland Government International Bond
250,000	2.250%, 3/17/2016[f]	261,375
	Italy Government International Bond
750,000	4.375%, 6/15/2013	737,671
300,000	5.375%, 6/12/2017	277,763
	Newfoundland Government Notes
500,000	8.650%, 10/22/2022	742,372
	Province of British Columbia
375,000	2.650%, 9/22/2021	385,875
	Province of New Brunswick
250,000	2.750%, 6/15/2018	261,333
	Quebec Government Notes
600,000	4.875%, 5/5/2014[b]	654,380

	Total Foreign Government	4,016,099

Mortgage-Backed Securities (10.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
746	6.000%, 5/1/2012	809
585	7.000%, 8/1/2012	596
1,532	6.500%, 11/1/2012	1,574
11,273	6.000%, 2/1/2014	12,225
22,869	5.500%, 4/1/2014	24,758
11,272	6.000%, 4/1/2014	12,225
4,806	6.000%, 4/1/2014	5,212
11,569	6.500%, 6/1/2014	12,299
9,377	7.500%, 9/1/2014	10,102
348,904	5.500%, 12/1/2017	378,375
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
14,988	6.500%, 4/1/2024	16,783
23,827	9.000%, 11/1/2024	29,107
1,349	9.000%, 4/1/2025	1,651
1,926	7.000%, 9/1/2025	2,222
1,243	8.500%, 9/1/2025	1,490
728	6.500%, 5/1/2026	832
9,291	6.000%, 7/1/2026	10,332
1,201	7.500%, 7/1/2026	1,392
2,206	8.000%, 11/1/2026	2,614
2,076	7.500%, 1/1/2027	2,408
4,079	6.500%, 2/1/2027	4,673
5,606	7.000%, 2/1/2027	6,506
17,730	8.000%, 3/1/2027	21,010
3,665	7.500%, 4/1/2027	4,258
10,063	8.000%, 6/1/2027	11,947
2,959	8.500%, 7/1/2027	3,565
4,119	7.000%, 9/1/2027	4,779
6,866	8.000%, 10/1/2027	8,151
6,036	7.500%, 11/1/2027	7,013
3,163	7.500%, 12/1/2027	3,675
19,581	6.500%, 6/1/2028	22,436
10,551	7.000%, 10/1/2028	12,273
58,316	6.500%, 11/1/2028	66,820
33,918	6.000%, 3/1/2029	37,783
18,195	6.500%, 4/1/2029	20,848
31,025	6.000%, 5/1/2029	34,560
36,167	7.000%, 5/1/2029	42,156
12,904	6.500%, 7/1/2029	14,785
18,284	6.500%, 8/1/2029	20,950
6,310	7.000%, 9/1/2029	7,354
6,873	7.000%, 10/1/2029	8,011
6,563	7.500%, 11/1/2029	7,651
8,596	7.000%, 1/1/2030	9,954
14,536	7.500%, 1/1/2030	16,970
5,666	8.000%, 8/1/2030	6,725
18,736	6.000%, 3/1/2031	20,871
76,011	6.000%, 6/1/2031	84,672
75,922	6.000%, 1/1/2032	84,572
6,000,000	5.000%, 1/1/2042[h]	6,447,186
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
634	6.500%, 5/1/2012	651
594	6.500%, 7/1/2012	610
2,029	7.000%, 10/1/2012	2,067
9,659	6.000%, 11/1/2013	10,428
28,589	5.500%, 12/1/2013	31,039
14,835	6.000%, 12/1/2013	16,016
2,660	7.500%, 4/1/2015	2,924
4,400,000	3.000%, 1/1/2027[h]	4,543,686
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,973	10.500%, 8/1/2020	4,614
5,213	9.500%, 4/1/2025	6,278
980	7.500%, 9/1/2025	1,135
1,719	8.500%, 11/1/2025	2,015
4,656	6.500%, 2/1/2026	5,318
3,000	7.000%, 3/1/2026	3,474
3,795	6.500%, 4/1/2026	4,335
1,458	8.500%, 5/1/2026	1,713
1,648	7.500%, 7/1/2026	1,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (36.3%)	Value
Mortgage-Backed Securities (10.4%) - continued
$9,732	7.500%, 8/1/2026	$11,308
1,729	8.000%, 8/1/2026	2,021
5,648	7.000%, 11/1/2026	6,540
1,942	8.000%, 11/1/2026	2,271
605	7.500%, 12/1/2026	702
3,287	7.000%, 3/1/2027	3,806
3,457	7.500%, 5/1/2027	4,027
7,691	6.500%, 7/1/2027	8,792
1,116	7.500%, 8/1/2027	1,300
25,933	8.000%, 9/1/2027	30,299
5,090	7.000%, 10/1/2027	5,910
3,823	8.000%, 12/1/2027	4,466
10,448	6.500%, 2/1/2028	11,943
5,787	7.000%, 2/1/2028	6,718
57,521	6.500%, 7/1/2028	65,755
25,255	7.000%, 8/1/2028	29,390
11,526	6.500%, 11/1/2028	13,177
32,401	6.500%, 11/1/2028	37,039
1,684	7.000%, 11/1/2028	1,960
49,049	6.000%, 12/1/2028	54,677
22,651	7.000%, 12/1/2028	26,360
23,706	6.000%, 3/1/2029	26,426
30,763	6.500%, 6/1/2029	35,167
33,001	6.000%, 7/1/2029	36,787
1,985	6.500%, 7/1/2029	2,269
38,156	7.500%, 8/1/2029	44,613
15,108	7.000%, 11/1/2029	17,619
27,132	7.000%, 11/1/2029	31,642
11,458	8.500%, 4/1/2030	13,507
8,351	7.500%, 8/1/2030	9,781
63,839	6.500%, 7/1/2031	72,659
26,055	6.500%, 10/1/2031	29,654
31,526	6.500%, 12/1/2031	35,882
38,797	6.500%, 5/1/2032	44,060
208,602	6.500%, 7/1/2032	236,901
6,650,000	4.500%, 1/1/2042[h]	7,076,019
3,500,000	6.000%, 1/1/2042[h]	3,853,829
	Government National Mortgage Association 15-Yr. Pass Through
275	7.000%, 4/15/2012	282
15,493	6.000%, 7/15/2014	16,936
	Government National Mortgage Association 30-Yr. Pass Through
4,131	9.500%, 1/15/2025	5,022
2,578	7.500%, 8/15/2025	3,008
10,032	7.000%, 1/15/2026	11,635
11,074	7.000%, 1/15/2026	12,843
10,577	7.000%, 4/15/2026	12,266
11,978	6.000%, 5/15/2026	13,622
11,190	7.000%, 6/15/2026	12,977
6,627	8.500%, 6/15/2026	7,989
2,396	8.500%, 7/15/2026	2,888
11,036	8.000%, 9/15/2026	13,039
3,514	7.500%, 10/15/2026	4,103
1,958	8.000%, 11/15/2026	2,313
1,562	8.500%, 11/15/2026	1,883
2,105	9.000%, 12/15/2026	2,546
14,960	7.500%, 4/15/2027	17,507
4,882	8.000%, 6/20/2027	5,767
466	8.000%, 8/15/2027	552
54,483	6.500%, 10/15/2027	63,164
16,301	7.000%, 10/15/2027	18,952
22,409	7.000%, 11/15/2027	26,052
1,161	7.000%, 11/15/2027	1,350
64,213	7.000%, 7/15/2028	74,817
15,891	7.500%, 7/15/2028	18,635
42,387	6.500%, 9/15/2028	49,141
46,263	6.000%, 12/15/2028	52,787
24,178	6.500%, 1/15/2029	28,031
178,999	6.500%, 3/15/2029	207,521
26,996	6.500%, 4/15/2029	31,297
18,133	7.000%, 4/15/2029	21,168
48,569	6.000%, 6/15/2029	55,418
42,048	7.000%, 6/15/2029	49,088
10,462	8.000%, 5/15/2030	12,461
31,534	7.000%, 9/15/2031	37,009
37,084	6.500%, 2/15/2032	42,993

	Total Mortgage-Backed Securities	25,039,716

Technology (0.1%)
	Hewlett-Packard Company
100,000	4.300%, 6/1/2021	102,543
	Xerox Corporation
200,000	4.500%, 5/15/2021	202,693

	Total Technology	305,236

Transportation (<0.1%)
	Delta Air Lines, Inc.
142,982	4.950%, 11/23/2019[b]	145,664

	Total Transportation	145,664

U.S. Government and Agencies (12.4%)
	Federal Home Loan Mortgage Corporation
2,000,000	0.625%, 12/29/2014	1,998,536
1,500,000	5.125%, 11/17/2017	1,806,138
	Federal National Mortgage Association
1,500,000	5.625%, 4/17/2028	1,964,279
	Resolution Funding Corporation
1,000,000	8.625%, 1/15/2021	1,473,268
	Tennessee Valley Authority
150,000	5.250%, 9/15/2039	191,477
	U.S. Treasury Bonds
1,575,000	4.375%, 5/15/2041	2,052,176
	U.S. Treasury Notes
4,000,000	0.125%, 8/31/2013	3,992,968
5,250,000	2.375%, 8/31/2014	5,530,549
1,475,000	2.375%, 9/30/2014	1,556,240
1,400,000	1.250%, 10/31/2015	1,435,875
900,000	2.000%, 1/31/2016	949,500
1,000,000	2.625%, 2/29/2016	1,080,938
1,500,000	3.000%, 2/28/2017	1,658,907
300,000	2.750%, 2/28/2018	328,922
1,750,000	2.375%, 6/30/2018	1,875,233
1,900,000	1.500%, 8/31/2018	1,927,757

	Total U.S. Government and Agencies	29,822,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (36.3%)	Value
U.S. Municipals (0.1%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
$ 150,000	5.720%, 12/1/2038	$183,684

	Total U.S. Municipals	183,684

Utilities (0.9%)
	Commonwealth Edison Company
225,000	5.900%, 3/15/2036	275,928
	Kinder Morgan Energy Partners, LP
200,000	4.150%, 3/1/2022[b]	203,427
	Oncor Electric Delivery Company
425,000	6.375%, 1/15/2015	485,640
	ONEOK Partners, LP
225,000	6.650%, 10/1/2036	266,090
	Progress Energy, Inc.
300,000	7.000%, 10/30/2031	398,891
	Southern California Edison Company
225,000	5.000%, 1/15/2014	243,463
	Xcel Energy, Inc.
225,000	6.500%, 7/1/2036	288,837

	Total Utilities	2,162,276

	Total Long-Term Fixed Income (cost $86,411,089)	87,419,715

Shares	Collateral Held for Securities Loaned (0.7%)
1,713,875	Thrivent Financial Securities Lending Trust	1,713,875

	Total Collateral Held for Securities Loaned (cost $1,713,875)	1,713,875

Principal Amount	Short-Term Investments (6.5%)[i]
	Federal Home Loan Bank Discount Notes
12,000,000	0.015%, 1/20/2012[j]	11,999,905
	Federal National Mortgage Association Discount Notes
3,000,000	0.010%, 1/9/2012[j]	2,999,993
650,000	0.105%, 2/22/2012[j,k]	649,903

	Total Short-Term Investments (at amortized cost)	15,649,801

	Total Investments (cost $240,297,748) 109.0%	$262,250,430

	Other Assets and Liabilities, Net (9.0%)	(21,728,390)

	Total Net Assets 100.0%	$240,522,040

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
Preferred Term Securities XXIII, Ltd.	9/14/2006	$1,004,612
Wachovia Asset Securitization, Inc.	3/16/2007	$927,388

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $7,469,070 or 3.1% of total net assets.
g	Defaulted security. Interest is not being accrued.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
k	At December 31, 2011, $649,903 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$58,348,365
Gross unrealized depreciation	(41,802,123)

Net unrealized appreciation (depreciation)	$16,546,242

Cost for federal income tax purposes	$245,704,188

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Balanced Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	16,884,715	16,884,715	—	—
Consumer Staples	18,173,161	18,173,161	—	—
Energy	19,319,842	19,319,842	—	—
Financials	21,148,364	21,148,364	—	—
Health Care	18,486,913	18,486,913	—	—
Industrials	16,834,211	16,834,211	—	—
Information Technology	30,149,793	30,149,793	—	—
Materials	5,397,190	5,397,190	—	—
Telecommunications Services	4,992,163	4,992,163	—	—
Utilities	6,080,687	6,080,687	—	—
Long-Term Fixed Income
Asset-Backed Securities	3,546,231	—	3,546,231	—
Basic Materials	250,466	—	250,466	—
Capital Goods	749,291	—	749,291	—
Collateralized Mortgage Obligations	702,840	—	702,840	—
Commercial Mortgage-Backed Securities	7,258,319	—	7,258,319	—
Communications Services	1,366,107	—	1,366,107	—
Consumer Cyclical	1,878,258	—	1,878,258	—
Consumer Non-Cyclical	2,367,592	—	2,367,592	—
Energy	1,165,430	—	1,165,430	—
Financials	6,459,743	—	6,057,898	401,845
Foreign Government	4,016,099	—	4,016,099	—
Mortgage-Backed Securities	25,039,716	—	25,039,716	—
Technology	305,236	—	305,236	—
Transportation	145,664	—	145,664	—
U.S. Government and Agencies	29,822,763	—	29,822,763	—
U.S. Municipals	183,684	—	183,684	—
Utilities	2,162,276	—	2,162,276	—
Collateral Held for Securities Loaned	1,713,875	1,713,875	—	—
Short-Term Investments	15,649,801	—	15,649,801	—

Total	$262,250,430	$159,180,914	$102,667,671	$401,845

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	34,973	34,973	—	—

Total Asset Derivatives	$34,973	$34,973	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Asset-Backed Securities	821,946	—	18,038	—	(168,540)	—	(671,444)	—
Financials	615,298	—	(46,069)	—	(167,384)	—	—	401,845

Total	$1,437,244	$—	($28,031)	$—	($335,924)	$—	($671,444)	$401,845

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2011 of ($125,576).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	6	March 2012	$1,843,927	$1,878,900	$34,973
Total Futures Contracts					$34,973

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	34,973
Total Equity Contracts		34,973

Total Asset Derivatives		$34,973

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Balanced Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	344,744
Total Equity Contracts		344,744

Total		$344,744

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	34,547
Total Equity Contracts		34,547

Total		$34,547

The following table presents Balanced Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,146,108	1.6%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$962,860	$59,189,996	$58,438,981	1,713,875	$1,713,875	$15,437
Total Value and Income Earned	962,860				1,713,875	15,437

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Bank Loans (1.4%)[a]	Value
Financials (0.5%)
	Nuveen Investments, Inc., Term Loan
$3,605,000	12.500%, 7/31/2015	$3,721,261

	Total Financials	3,721,261

Technology (0.4%)
	First Data Corporation, Term Loan
4,280,676	4.294%, 3/26/2018	3,573,166

	Total Technology	3,573,166

Utilities (0.5%)
	Texas Competitive Electric Holdings, LLC, Term Loan
5,788,562	4.830%, 10/10/2017[b,c]	3,652,988

	Total Utilities	3,652,988

	Total Bank Loans (cost $13,134,065)	10,947,415

	Long-Term Fixed Income (92.0%)
Asset-Backed Securities (0.5%)
	J.P. Morgan Mortgage Acquisition Corporation
2,600,000	5.461%, 10/25/2036	1,986,829
	Renaissance Home Equity Loan Trust
2,657,567	5.746%, 5/25/2036	1,200,732
1,800,000	6.011%, 5/25/2036	704,885

	Total Asset-Backed Securities	3,892,446

Basic Materials (7.8%)
	AbitibiBowater, Inc.
4,823,000	10.250%, 10/15/2018[d]	5,317,357
	APERAM
1,570,000	7.750%, 4/1/2018[d]	1,303,100
	Arch Coal, Inc.
2,100,000	7.000%, 6/15/2019[d]	2,142,000
1,650,000	7.250%, 10/1/2020	1,687,125
1,050,000	7.250%, 6/15/2021[d]	1,078,875
	Cascades, Inc.
1,000,000	7.750%, 12/15/2017	990,000
	CONSOL Energy, Inc.
1,900,000	8.000%, 4/1/2017	2,080,500
2,770,000	8.250%, 4/1/2020	3,060,850
	FMG Resources Property, Ltd.
2,630,000	7.000%, 11/1/2015[d]	2,656,300
3,700,000	6.875%, 2/1/2018[d]	3,542,750
4,390,000	8.250%, 11/1/2019[d]	4,466,825
	Graphic Packaging International, Inc.
800,000	9.500%, 6/15/2017	876,000
1,600,000	7.875%, 10/1/2018	1,704,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
5,090,000	8.875%, 2/1/2018	4,771,875
3,150,000	9.000%, 11/15/2020	2,598,750
	Lyondell Chemical Company
705,000	8.000%, 11/1/2017	770,213
1,345,965	11.000%, 5/1/2018	1,470,467
	LyondellBasell Industries NV
1,600,000	6.000%, 11/15/2021[d]	1,660,000
	Midwest Vanadium Pty., Ltd.
2,630,000	11.500%, 2/15/2018[d]	1,919,900
	NOVA Chemicals Corporation
5,610,000	8.625%, 11/1/2019	6,185,025
	Novelis, Inc.
3,950,000	8.750%, 12/15/2020	4,236,375
	Ryerson Holding Corporation
4,770,000	Zero Coupon, 2/1/2015	2,122,650
	Ryerson, Inc.
2,300,000	12.000%, 11/1/2015	2,323,000
	Severstal Columbus, LLC
1,600,000	10.250%, 2/15/2018	1,676,000

	Total Basic Materials	60,639,937

Capital Goods (7.6%)
	Associated Materials, LLC
4,800,000	9.125%, 11/1/2017[e]	4,188,000
	BE Aerospace, Inc.
3,720,000	6.875%, 10/1/2020	4,054,800
	Case New Holland, Inc.
5,300,000	7.875%, 12/1/2017	5,989,000
	Cemex SAB de CV
1,550,000	5.579%, 9/30/2015[d,f]	1,152,812
5,130,000	9.000%, 1/11/2018[d]	4,091,175
	Coleman Cable, Inc.
2,420,000	9.000%, 2/15/2018	2,398,825
	EnergySolutions, Inc.
2,650,000	10.750%, 8/15/2018	2,481,063
	Liberty Tire Recycling
2,660,000	11.000%, 10/1/2016[d]	2,653,350
	Manitowoc Company, Inc.
4,730,000	8.500%, 11/1/2020[e]	4,984,237
	Nortek, Inc.
3,160,000	10.000%, 12/1/2018[d]	2,994,100
3,140,000	8.500%, 4/15/2021[d,e]	2,653,300
	Owens-Illinois, Inc.
3,470,000	7.800%, 5/15/2018	3,834,350
	Packaging Dynamics Corporation
790,000	8.750%, 2/1/2016[d]	790,000
	Plastipak Holdings, Inc.
2,995,000	8.500%, 12/15/2015[d]	3,054,900
500,000	10.625%, 8/15/2019[d]	552,500
	RBS Global, Inc./Rexnord Corporation
4,520,000	8.500%, 5/1/2018	4,791,200
	Reynolds Group Issuer, Inc.
1,580,000	9.000%, 4/15/2019[d]	1,501,000
2,630,000	8.250%, 2/15/2021[d]	2,327,550
	RSC Equipment Rental, Inc.
3,120,000	8.250%, 2/1/2021	3,159,000
	Sealed Air Corporation
1,650,000	8.375%, 9/15/2021[d]	1,823,250

	Total Capital Goods	59,474,412

Communications Services (15.5%)
	AMC Networks, Inc.
5,310,000	7.750%, 7/15/2021[d]	5,774,625
	Cablevision Systems Corporation
4,260,000	8.625%, 9/15/2017	4,717,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (92.0%)	Value
Communications Services (15.5%) - continued
	CCO Holdings, LLC
$4,250,000	7.250%, 10/30/2017	$4,478,438
2,110,000	7.000%, 1/15/2019	2,199,675
800,000	7.375%, 6/1/2020	844,000
	Clear Channel Worldwide Holdings, Inc.
6,450,000	9.250%, 12/15/2017	6,966,000
	Cricket Communications, Inc.
3,660,000	7.750%, 10/15/2020[e]	3,202,500
	CSC Holdings, LLC
4,250,000	6.750%, 11/15/2021[d]	4,473,125
	Digicel, Ltd.
4,210,000	8.250%, 9/1/2017[d]	4,231,050
	Dish DBS Corporation
3,740,000	6.750%, 6/1/2021	4,029,850
	EH Holding Corporation
4,850,000	6.500%, 6/15/2019[d]	5,056,125
	Frontier Communications Corporation
3,190,000	8.250%, 4/15/2017	3,261,775
	GCI, Inc.
4,200,000	6.750%, 6/1/2021	4,095,000
	Intelsat Bermuda, Ltd.
5,700,000	11.250%, 2/4/2017	5,514,750
	Intelsat Jackson Holdings SA
7,180,000	7.250%, 10/15/2020	7,287,700
	Intelsat Luxembourg SA
790,000	11.500%, 2/4/2017[d]	762,350
2,712,153	11.500%, 2/4/2017	2,617,228
	Level 3 Financing, Inc.
2,130,000	8.750%, 2/15/2017	2,167,275
2,120,000	8.125%, 7/1/2019[d]	2,088,200
	Nielsen Finance, LLC/Nielsen Finance Company
2,800,000	7.750%, 10/15/2018	3,024,000
	NII Capital Corporation
5,330,000	8.875%, 12/15/2019	5,609,825
5,340,000	7.625%, 4/1/2021	5,299,950
	Quebecor Media, Inc.
3,790,000	7.750%, 3/15/2016	3,894,225
	Satmex Escrow SA de CV
5,230,000	9.500%, 5/15/2017	5,334,600
	Sprint Nextel Corporation
6,040,000	9.000%, 11/15/2018[d]	6,342,000
	TW Telecom Holdings, Inc.
2,400,000	8.000%, 3/1/2018	2,556,000
	UPC Holding BV
4,500,000	9.875%, 4/15/2018[d]	4,798,125
	UPCB Finance V, Ltd.
1,600,000	7.250%, 11/15/2021[d]	1,620,000
	Videotron Ltee
2,290,000	9.125%, 4/15/2018	2,521,862
	Virgin Media Finance plc
1,790,000	8.375%, 10/15/2019	1,964,525
	XM Satellite Radio, Inc.
3,680,000	7.625%, 11/1/2018[d]	3,864,000

	Total Communications Services	120,596,728

Consumer Cyclical (15.3%)
	American Axle & Manufacturing, Inc.
2,150,000	5.250%, 2/11/2014[e]	2,128,500
2,130,000	7.875%, 3/1/2017[e]	2,108,700
	Beazer Homes USA, Inc.
3,200,000	6.875%, 7/15/2015	2,392,000
2,630,000	9.125%, 5/15/2019	1,794,975
	Bon-Ton Department Stores, Inc.
1,050,000	10.250%, 3/15/2014[e]	673,312
	Burlington Coat Factory Warehouse Corporation
3,650,000	10.000%, 2/15/2019	3,567,875
	Caesars Entertainment Operating Company, Inc.
4,000,000	10.000%, 12/15/2018[e]	2,740,000
	Chrysler Group, LLC
3,870,000	8.000%, 6/15/2019[d,e]	3,541,050
4,320,000	8.250%, 6/15/2021[d]	3,931,200
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
2,350,000	10.125%, 3/1/2012	1,598,000
	DineEquity, Inc.
4,200,000	9.500%, 10/30/2018	4,509,750
	Eldorado Resorts, LLC
2,100,000	8.625%, 6/15/2019[d]	1,874,250
	FireKeepers Development Authority
3,030,000	13.875%, 5/1/2015[d]	3,439,050
	Ford Motor Credit Company, LLC
5,320,000	7.000%, 4/15/2015	5,719,000
	Gaylord Entertainment Company
5,060,000	6.750%, 11/15/2014[e]	5,009,400
	General Motors Financial Company, Inc.
1,310,000	6.750%, 6/1/2018[d,e]	1,336,200
	Lear Corporation
2,200,000	7.875%, 3/15/2018	2,381,500
2,200,000	8.125%, 3/15/2020	2,420,000
	Levi Strauss & Company
2,630,000	7.625%, 5/15/2020[e]	2,685,888
	Limited Brands, Inc.
1,570,000	6.625%, 4/1/2021	1,664,200
	Marina District Finance Company, Inc.
4,760,000	9.500%, 10/15/2015[e]	4,450,600
530,000	9.875%, 8/15/2018[e]	483,625
	NCL Corporation, Ltd.
2,170,000	11.750%, 11/15/2016	2,495,500
4,470,000	9.500%, 11/15/2018	4,659,975
	Peninsula Gaming, LLC
2,170,000	8.375%, 8/15/2015	2,300,200
4,520,000	10.750%, 8/15/2017	4,734,700
	Realogy Corporation
2,980,000	11.500%, 4/15/2017	2,324,400
	Realogy Corporation, Convertible
1,570,000	11.000%, 4/15/2018[g]	910,600
	Rite Aid Corporation
2,870,000	7.500%, 3/1/2017	2,866,412
2,060,000	9.500%, 6/15/2017	1,879,750
	ROC Finance, LLC
4,780,000	12.125%, 9/1/2018[d]	5,030,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (92.0%)	Value
Consumer Cyclical (15.3%) - continued
	Seminole Indian Tribe of Florida
$5,145,000	7.804%, 10/1/2020[d]	$5,015,295
	Service Corporation International
2,100,000	6.750%, 4/1/2015	2,257,500
	Seven Seas Cruises S de RL, LLC
4,210,000	9.125%, 5/15/2019[d]	4,304,725
	Shingle Springs Tribal Gaming Authority
5,950,000	9.375%, 6/15/2015[g]	3,361,750
	Tunica-Biloxi Gaming Authority
4,770,000	9.000%, 11/15/2015[g]	4,591,125
	West Corporation
4,650,000	8.625%, 10/1/2018	4,696,500
3,940,000	7.875%, 1/15/2019	3,910,450
	WMG Acquisition Corporation
530,000	9.500%, 6/15/2016[d]	575,050
2,650,000	11.500%, 10/1/2018[d]	2,630,125

	Total Consumer Cyclical	118,994,082

Consumer Non-Cyclical (13.1%)
	Biomet, Inc.
2,090,000	10.375%, 10/15/2017	2,262,425
3,400,000	11.625%, 10/15/2017	3,689,000
	Capella Healthcare, Inc.
3,960,000	9.250%, 7/1/2017	4,019,400
	Community Health Systems, Inc.
1,644,000	8.875%, 7/15/2015[e]	1,697,430
	Del Monte Corporation
1,300,000	7.625%, 2/15/2019	1,248,000
	DJO Finance, LLC/DJO Finance Corporation
1,600,000	9.750%, 10/15/2017[e]	1,244,000
1,730,000	7.750%, 4/15/2018	1,327,775
	Emergency Medical Services Corporation
4,320,000	8.125%, 6/1/2019	4,309,200
	Endo Pharmaceuticals Holdings, Inc.
790,000	7.000%, 7/15/2019	841,350
2,640,000	7.250%, 1/15/2022	2,808,300
	Fresenius Medical Care US Finance, Inc.
2,660,000	6.500%, 9/15/2018[d,e]	2,786,350
	Grifols, Inc.
4,380,000	8.250%, 2/1/2018	4,599,000
	HCA, Inc.
2,710,000	8.500%, 4/15/2019	2,967,450
4,270,000	7.250%, 9/15/2020	4,504,850
5,180,000	7.500%, 2/15/2022	5,296,550
	Health Management Associates, Inc.
3,200,000	7.375%, 1/15/2020[d]	3,328,000
	Ingles Markets, Inc.
1,600,000	8.875%, 5/15/2017	1,732,000
	Jarden Corporation
1,070,000	7.500%, 1/15/2020	1,139,550
	JBS Finance II, Ltd.
5,050,000	8.250%, 1/29/2018[g]	4,582,875
	JBS USA, LLC/JBS USA Finance, Inc.
3,150,000	11.625%, 5/1/2014	3,571,313
	Kinetic Concepts, Inc./KCI USA, Inc.
4,740,000	10.500%, 11/1/2018[d]	4,645,200
	Libbey Glass, Inc.
749,000	10.000%, 2/15/2015	801,430
	Michael Foods, Inc.
4,240,000	9.750%, 7/15/2018	4,462,600
	Mylan, Inc.
3,210,000	7.875%, 7/15/2020[d]	3,543,037
	Revlon Consumer Products Corporation
3,730,000	9.750%, 11/15/2015	3,967,788
	Select Medical Corporation
1,625,000	7.625%, 2/1/2015	1,527,500
3,100,000	6.267%, 9/15/2015[e,f]	2,604,000
	Spectrum Brands Holdings, Inc.
930,000	9.500%, 6/15/2018[d]	1,017,187
3,700,000	9.500%, 6/15/2018	4,046,875
	Teleflex, Inc.
4,210,000	6.875%, 6/1/2019	4,388,925
	Tenet Healthcare Corporation
1,400,000	6.250%, 11/1/2018[d]	1,424,500
2,150,000	8.875%, 7/1/2019	2,413,375
1,060,000	8.000%, 8/1/2020	1,061,325
	Valeant Pharmaceuticals International
2,120,000	6.875%, 12/1/2018[d]	2,114,700
1,610,000	6.750%, 8/15/2021[d]	1,553,650
	Visant Corporation
4,890,000	10.000%, 10/1/2017	4,474,350

	Total Consumer Non-Cyclical	102,001,260

Energy (13.6%)
	Chesapeake Energy Corporation
3,190,000	6.875%, 8/15/2018	3,413,300
	Citgo Petroleum Corporation
3,550,000	11.500%, 7/1/2017[g]	3,922,750
	Coffeyville Resources, LLC
1,584,000	9.000%, 4/1/2015[d]	1,679,040
3,600,000	10.875%, 4/1/2017[d]	4,032,000
	Concho Resources, Inc.
5,240,000	6.500%, 1/15/2022	5,475,800
	Connacher Oil and Gas, Ltd.
4,720,000	8.500%, 8/1/2019[d]	4,271,600
	Denbury Resources, Inc.
800,000	9.750%, 3/1/2016	882,000
428,000	8.250%, 2/15/2020	478,290
1,710,000	6.375%, 8/15/2021	1,786,950
	Energy XXI Gulf Coast, Inc.
2,110,000	9.250%, 12/15/2017	2,289,350
1,580,000	7.750%, 6/15/2019	1,611,600
	Forest Oil Corporation
4,130,000	7.250%, 6/15/2019	4,212,600
	Harvest Operations Corporation
5,290,000	6.875%, 10/1/2017[d]	5,475,150
	Helix Energy Solutions Group, Inc.
4,000,000	9.500%, 1/15/2016[d]	4,160,000
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020	2,441,250
2,195,000	7.750%, 2/1/2021	2,282,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (92.0%)	Value
Energy (13.6%) - continued
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
$2,660,000	6.250%, 6/15/2022	$2,779,700
	McJunkin Red Man Corporation
3,230,000	9.500%, 12/15/2016	3,278,450
	Newfield Exploration Company
3,900,000	6.625%, 4/15/2016	4,017,000
2,660,000	5.750%, 1/30/2022	2,872,800
	Oasis Petroleum, Inc.
2,670,000	7.250%, 2/1/2019	2,763,450
1,590,000	6.500%, 11/1/2021	1,578,075
	Peabody Energy Corporation
3,750,000	6.000%, 11/15/2018[d]	3,825,000
	Petrohawk Energy Corporation
3,190,000	7.250%, 8/15/2018	3,588,750
	Pioneer Natural Resources Company
3,200,000	7.500%, 1/15/2020	3,753,091
	Plains Exploration & Production Company
2,500,000	6.750%, 2/1/2022	2,618,750
	Precision Drilling Corporation
2,450,000	6.625%, 11/15/2020	2,505,125
1,060,000	6.500%, 12/15/2021[d]	1,081,200
	QEP Resources, Inc.
3,670,000	6.875%, 3/1/2021	3,954,425
	SandRidge Energy, Inc.
3,680,000	8.000%, 6/1/2018[d]	3,716,800
	SESI, LLC
1,700,000	6.375%, 5/1/2019	1,729,750
5,200,000	7.125%, 12/15/2021[d]	5,460,000
	Southwestern Energy Company
2,950,000	7.500%, 2/1/2018	3,399,875
	United Refining Company
4,710,000	10.500%, 2/28/2018	4,403,850

	Total Energy	105,740,571

Financials (7.3%)
	Ally Financial, Inc.
2,080,000	7.500%, 12/31/2013	2,137,200
2,650,000	8.000%, 3/15/2020	2,716,250
5,590,000	7.500%, 9/15/2020	5,645,900
	Aviv Healthcare Properties, LP
3,160,000	7.750%, 2/15/2019	3,096,800
	CIT Group, Inc.
2,870,000	5.250%, 4/1/2014[d]	2,859,238
7,400,000	7.000%, 5/1/2017[e]	7,400,000
	Community Choice Financial, Inc.
2,620,000	10.750%, 5/1/2019[d]	2,593,800
	Developers Diversified Realty Corporation
3,190,000	7.875%, 9/1/2020	3,558,617
	Eksportfinans ASA
2,670,000	2.375%, 5/25/2016	2,162,524
	Harbinger Group, Inc.
2,890,000	10.625%, 11/15/2015[e]	2,824,975
	Icahn Enterprises, LP
4,730,000	7.750%, 1/15/2016	4,907,375
5,780,000	8.000%, 1/15/2018	6,011,200
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015	2,306,250
1,950,000	8.750%, 3/15/2017	2,008,500
1,600,000	8.875%, 9/1/2017	1,656,000
	Nuveen Investments, Inc.
2,630,000	10.500%, 11/15/2015[d]	2,583,975
	Speedy Cash, Inc.
2,100,000	10.750%, 5/15/2018[d]	2,110,500

	Total Financials	56,579,104

Technology (4.6%)
	Advanced Micro Devices, Inc.
3,200,000	8.125%, 12/15/2017	3,320,000
930,000	7.750%, 8/1/2020	955,575
	Amkor Technology, Inc.
10,480,000	6.625%, 6/1/2021[e]	10,087,000
	Equinix, Inc.
3,770,000	8.125%, 3/1/2018	4,109,300
1,050,000	7.000%, 7/15/2021	1,107,750
	First Data Corporation
2,090,000	11.250%, 3/31/2016[e]	1,734,700
1,850,000	12.625%, 1/15/2021[d]	1,609,500
	Freescale Semiconductor, Inc.
2,110,000	8.050%, 2/1/2020[e]	1,983,400
2,400,000	10.750%, 8/1/2020	2,502,000
	NXP BV/NXP Funding, LLC
2,660,000	9.750%, 8/1/2018[d]	2,899,400
	Seagate HDD Cayman
3,140,000	7.750%, 12/15/2018[d]	3,340,175
	Sensata Technologies BV
2,100,000	6.500%, 5/15/2019[d]	2,073,750

	Total Technology	35,722,550

Transportation (3.1%)
	American Petroleum Tankers, LLC
1,204,000	10.250%, 5/1/2015	1,228,080
	CMA CGM SA
4,710,000	8.500%, 4/15/2017[d]	2,084,175
	Continental Airlines, Inc.
3,000,000	6.750%, 9/15/2015[d]	2,857,500
	Delta Air Lines, Inc.
1,246,000	9.500%, 9/15/2014[d,e]	1,283,380
	Hertz Corporation
5,750,000	6.750%, 4/15/2019	5,764,375
	Navios Maritime Acquisition Corporation
2,360,000	8.625%, 11/1/2017	1,711,000
	Navios Maritime Holdings, Inc.
1,330,000	8.875%, 11/1/2017[e]	1,266,825
3,270,000	8.125%, 2/15/2019	2,436,150
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
1,360,000	9.250%, 4/15/2019[d]	1,088,000
	United Air Lines, Inc.
2,045,487	9.750%, 1/15/2017	2,252,592

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (92.0%)	Value
Transportation (3.1%) - continued
	United Maritime Group, LLC/United Maritime Group Finance Corporation
$2,140,000	11.750%, 6/15/2015	$2,177,450

	Total Transportation	24,149,527

Utilities (3.6%)
	AES Corporation
5,900,000	7.375%, 7/1/2021[d,e]	6,357,250
	Covanta Holding Corporation
2,600,000	7.250%, 12/1/2020	2,733,013
	Crosstex Energy/Crosstex Energy Finance Corporation
3,730,000	8.875%, 2/15/2018	4,075,025
	Holly Energy Partners, LP
2,130,000	8.250%, 3/15/2018	2,236,500
	Inergy, LP
5,060,000	7.000%, 10/1/2018	5,135,900
	Regency Energy Partners, LP
3,670,000	6.875%, 12/1/2018	3,899,375
	Targa Resources Partners, LP
3,460,000	7.875%, 10/15/2018	3,650,300

	Total Utilities	28,087,363

	Total Long-Term Fixed Income (cost $716,941,707)	715,877,980

Shares	Preferred Stock (1.1%)
Financials (1.1%)
3,381	Ally Financial, Inc., 7.000%[d,h]	2,423,649
62,690	Ally Financial, Inc., 8.500%[h]	1,152,869
104,852	Citigroup Capital XII, 8.500%	2,638,076
26,500	Citigroup, Inc., Convertible[i]	2,153,125

	Total Financials	8,367,719

	Total Preferred Stock (cost $9,077,313)	8,367,719

	Common Stock (<0.1%)
Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[j,k]	0

	Total Consumer Discretionary	0

	Total Common Stock (cost $6,270,446)	0

	Collateral Held for Securities Loaned (6.5%)
50,915,269	Thrivent Financial Securities Lending Trust	50,915,269

	Total Collateral Held for Securities Loaned (cost $50,915,269)	50,915,269

Principal Amount	Short-Term Investments (3.0%)[l]
	Federal Home Loan Bank Discount Notes
3,000,000	0.010%, 1/18/2012[m]	2,999,986
5,000,000	0.015%, 1/20/2012[m]	4,999,961
10,000,000	0.005%, 2/8/2012[m]	9,999,947
4,000,000	0.010%, 2/22/2012[m]	3,999,942
	Federal National Mortgage Association Discount Notes
1,600,000	0.077%, 2/22/2012[m]	1,599,822

	Total Short-Term Investments (at amortized cost)	23,599,658

	Total Investments (cost $819,938,458) 104.0%	$809,708,041

	Other Assets and Liabilities, Net (4.0%)	(31,181,760)

	Total Net Assets 100.0%	$778,526,281

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $208,646,245 or 26.8% of total net assets.
e	All or a portion of the security is on loan.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
Citgo Petroleum Corporation	6/18/2010	$3,508,181
JBS Finance II, Ltd.	7/22/2010	4,981,017
Realogy Corporation, Convertible	3/10/2011	1,794,797
Shingle Springs Tribal Gaming Authority	6/22/2007	5,786,644
Tunica-Biloxi Gaming Authority	11/8/2005	4,750,717

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.
j	Security is fair valued.
k	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2011

l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$26,468,041
Gross unrealized depreciation	(36,796,071)

Net unrealized appreciation (depreciation)	$(10,328,030)

Cost for federal income tax purposes	$820,036,071

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing High Yield Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Financials	3,721,261	—	3,721,261	—
Technology	3,573,166	—	3,573,166	—
Utilities	3,652,988	—	3,652,988	—
Long-Term Fixed Income
Asset-Backed Securities	3,892,446	—	3,892,446	—
Basic Materials	60,639,937	—	60,639,937	—
Capital Goods	59,474,412	—	59,474,412	—
Communications Services	120,596,728	—	120,596,728	—
Consumer Cyclical	118,994,082	—	118,994,082	—
Consumer Non-Cyclical	102,001,260	—	102,001,260	—
Energy	105,740,571	—	105,740,571	—
Financials	56,579,104	—	56,579,104	—
Technology	35,722,550	—	35,722,550	—
Transportation	24,149,527	—	24,149,527	—
Utilities	28,087,363	—	28,087,363	—
Preferred Stock
Financials	8,367,719	5,944,070	2,423,649	—
Common Stock
Consumer Discretionary	—	—	—	—
Collateral Held for Securities Loaned	50,915,269	50,915,269	—	—
Short-Term Investments	23,599,658	—	23,599,658	—

Total	$809,708,041	$56,859,339	$752,848,702	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Transportation	2,517,314	—	(121,240)	—	(143,482)	—	(2,252,592)	—
Common Stock
Consumer Discretionary ^	—	—	—	—	—	—	—	—
Materials ^	—	(47,568)	47,568	—	—	—	—	—

Total	$2,517,314	($47,568)	($73,672)	$—	($143,482)	$—	($2,252,592)	$—

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

^	Securities in these sections are fair valued at $0.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for High Yield Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(146,283)
Total Foreign Exchange Contracts		(146,283)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,291
Total Interest Rate Contracts		3,291
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	397,788
Total Credit Contracts		397,788

Total		$254,796

The following table presents High Yield Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$1,329,442	0.2%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$110,183	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$7,947,488	1.0%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$58,703,553	$328,813,709	$336,601,993	50,915,269	$50,915,269	$275,011
Total Value and Income Earned	58,703,553				50,915,269	275,011

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Bank Loans (6.8%)[a]	Value
Capital Goods (0.5%)
	Reynolds Group, Term Loan
$532,869	6.500%, 8/9/2018	$528,969

	Total Capital Goods	528,969

Communications Services (1.8%)
	Cumulus Media Holdings, Inc., Term Loan
1,065,000	5.750%, 9/16/2018	1,042,560
	Towerco Finance, LLC, Term Loan
538,643	5.250%, 2/2/2017	536,397
	Univision Communications, Inc., Term Loan
540,000	2.296%, 9/29/2014	514,350

	Total Communications Services	2,093,307

Consumer Cyclical (0.4%)
	Chrysler Group, LLC, Term Loan
522,375	6.000%, 5/24/2017	493,253

	Total Consumer Cyclical	493,253

Consumer Non-Cyclical (0.8%)
	CHS/Community Health Systems, Inc., Term Loan
26,286	2.546%, 7/25/2014	25,432
512,662	2.757%, 7/25/2014	496,001
	Visant Corporation, Term Loan
496,972	5.260%, 12/22/2016	465,021

	Total Consumer Non-Cyclical	986,454

Energy (0.5%)
	GenOn Energy, Inc., Term Loan
538,637	4.250%, 9/20/2017[b,c]	536,326

	Total Energy	536,326

Financials (0.8%)
	Nuveen Investments, Inc., Term Loan
525,000	6.013%, 5/13/2017	503,475
	Springleaf Financial Funding Company, Term Loan
525,000	5.500%, 5/10/2017	455,983

	Total Financials	959,458

Technology (1.2%)
	First Data Corporation, Term Loan
525,000	4.294%, 3/26/2018	438,228
	Freescale Semiconductor, Term Loan
523,283	4.520%, 12/1/2016	499,474
	Intelsat Jackson Holdings SA, Term Loan
523,684	5.250%, 4/2/2018	519,102

	Total Technology	1,456,804

Transportation (0.4%)
	Delta Air Lines, Inc., Term Loan
522,375	5.500%, 4/20/2017	492,338

	Total Transportation	492,338

Utilities (0.4%)
	Calpine Corporation, Term Loan
522,369	4.500%, 4/1/2018	511,049

	Total Utilities	511,049

	Total Bank Loans (cost $8,000,386)	8,057,958

	Long-Term Fixed Income (54.6%)
Asset-Backed Securities (2.1%)
	Carrington Mortgage Loan Trust
1,200,000	0.444%, 8/25/2036[d]	372,231
	GSAMP Trust
713,557	0.474%, 2/25/2036[d]	555,805
444,427	0.374%, 8/25/2036[d]	404,130
	J.P. Morgan Mortgage Trust
367,019	2.806%, 2/25/2036	264,209
	Renaissance Home Equity Loan Trust
512,531	5.746%, 5/25/2036	231,570
632,000	6.011%, 5/25/2036	247,493
950,000	5.797%, 8/25/2036	388,476

	Total Asset-Backed Securities	2,463,914

Basic Materials (2.3%)
	Alcoa, Inc.
190,000	6.150%, 8/15/2020	197,406
	ArcelorMittal
85,000	5.500%, 3/1/2021	78,022
	Arch Coal, Inc.
620,000	7.000%, 6/15/2019[e]	632,400
	Dow Chemical Company
400,000	8.550%, 5/15/2019	523,331
	FMG Resources Property, Ltd.
620,000	7.000%, 11/1/2015[e]	626,200
	Novelis, Inc.
620,000	8.375%, 12/15/2017	658,750

	Total Basic Materials	2,716,109

Capital Goods (1.8%)
	Bombardier, Inc.
970,000	7.750%, 3/15/2020[e,f]	1,057,300
	Case New Holland, Inc.
620,000	7.875%, 12/1/2017	700,600
	Textron, Inc.
300,000	7.250%, 10/1/2019	339,303

	Total Capital Goods	2,097,203

Collateralized Mortgage Obligations (5.5%)
	Bear Stearns Adjustable Rate Mortgage Trust
442,792	2.400%, 10/25/2035[d]	345,243
	Citigroup Mortgage Loan Trust, Inc.
593,802	5.500%, 11/25/2035	501,807
	CitiMortgage Alternative Loan Trust
869,835	5.750%, 4/25/2037	566,089
	Countrywide Alternative Loan Trust
373,762	6.000%, 4/25/2036	242,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (54.6%)	Value
Collateralized Mortgage Obligations (5.5%) - continued
$ 333,327	6.000%, 1/25/2037	$218,942
	Deutsche Alt-A Securities, Inc.
291,219	5.500%, 10/25/2021	278,483
1,227,160	0.970%, 4/25/2047[d]	704,613
	First Horizon Mortgage Pass- Through Trust
450,737	5.553%, 8/25/2037	297,481
	GSR Mortgage Loan Trust
503,017	0.484%, 8/25/2046[d]	377,098
	HomeBanc Mortgage Trust
496,649	2.221%, 4/25/2037	265,206
	J.P. Morgan Mortgage Trust
313,154	6.500%, 1/25/2035	309,356
232,459	2.772%, 10/25/2036	169,469
803,308	4.441%, 1/25/2037	524,061
	MASTR Alternative Loans Trust
349,529	6.500%, 7/25/2034	365,374
	New York Mortgage Trust, Inc.
616,421	2.805%, 5/25/2036	71,664
	Structured Adjustable Rate Mortgage Loan Trust
494,896	5.394%, 9/25/2036	90,256
	WaMu Mortgage Pass Through Certificates
293,579	2.312%, 11/25/2036	208,495
189,864	2.567%, 8/25/2046	125,594
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,017,610	0.958%, 2/25/2047[d]	373,011
	Wells Fargo Mortgage Backed Securities Trust
494,673	6.000%, 7/25/2037	452,011

	Total Collateralized Mortgage Obligations	6,486,546

Commercial Mortgage-Backed Securities (2.0%)
	Banc of America Commercial Mortgage, Inc.
650,000	5.655%, 4/10/2049	606,696
	Greenwich Capital Commercial Funding Corporation
650,000	5.867%, 12/10/2049	576,556
	LB-UBS Commercial Mortgage Trust
650,000	6.167%, 9/15/2045	611,564
	Wachovia Bank Commercial Mortgage Trust
650,000	0.398%, 9/15/2021[d,g]	578,438

	Total Commercial Mortgage- Backed Securities	2,373,254

Communications Services (5.3%)
	Cablevision Systems Corporation
620,000	8.625%, 9/15/2017	686,650
	CBS Corporation
300,000	8.875%, 5/15/2019	385,318
	CCO Holdings, LLC
620,000	7.000%, 1/15/2019	646,350
	CenturyLink, Inc.
350,000	6.450%, 6/15/2021	350,645
	Clear Channel Worldwide Holdings, Inc.
620,000	9.250%, 12/15/2017	669,600
	Dish DBS Corporation
90,000	6.750%, 6/1/2021	96,975
	EH Holding Corporation
620,000	6.500%, 6/15/2019[e]	646,350
	Intelsat Jackson Holdings SA
620,000	7.250%, 4/1/2019[e]	629,300
	News America, Inc.
175,000	4.500%, 2/15/2021	183,489
	NII Capital Corporation
530,000	7.625%, 4/1/2021	526,025
	Sprint Nextel Corporation
620,000	9.000%, 11/15/2018[e]	651,000
	Telecom Italia Capital SA
85,000	6.999%, 6/4/2018	79,466
	Telefonica Emisiones SAU
65,000	5.462%, 2/16/2021	62,027
	UPCB Finance V, Ltd.
620,000	7.250%, 11/15/2021[e]	627,750

	Total Communications Services	6,240,945

Consumer Cyclical (4.9%)
	Chrysler Group, LLC
560,000	8.000%, 6/15/2019[e]	512,400
	Ford Motor Credit Company, LLC
350,000	6.625%, 8/15/2017	380,996
	Home Depot, Inc.
200,000	3.950%, 9/15/2020	217,913
	Lennar Corporation
620,000	12.250%, 6/1/2017	737,800
	Macy’s Retail Holdings, Inc.
260,000	6.700%, 7/15/2034	286,980
	MGM Resorts International
610,000	11.125%, 11/15/2017	695,400
	Rite Aid Corporation
620,000	7.500%, 3/1/2017	619,225
	Starwood Hotels & Resorts Worldwide, Inc.
620,000	6.750%, 5/15/2018[h]	700,600
	Toys R Us Property Company II, LLC
620,000	8.500%, 12/1/2017	641,700
	Viacom, Inc.
100,000	3.875%, 12/15/2021	102,087
	West Corporation
275,000	7.875%, 1/15/2019	272,937
	WMG Acquisition Corporation
620,000	11.500%, 10/1/2018[e]	615,350

	Total Consumer Cyclical	5,783,388

Consumer Non-Cyclical (4.4%)
	Amgen, Inc.
80,000	2.500%, 11/15/2016	80,959
	Beam, Inc.
175,000	5.375%, 1/15/2016	192,145

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (54.6%)	Value
Consumer Non-Cyclical (4.4%) - continued
	Bunge Limited Finance Corporation
$125,000	4.100%, 3/15/2016	$129,441
	Community Health Systems, Inc.
624,000	8.875%, 7/15/2015[h]	644,280
	Gilead Sciences, Inc.
85,000	3.050%, 12/1/2016	86,996
	HCA, Inc.
620,000	7.500%, 2/15/2022	633,950
	JBS USA, LLC/JBS USA Finance, Inc.
625,000	11.625%, 5/1/2014	708,594
	Kinetic Concepts, Inc./KCI USA, Inc.
620,000	10.500%, 11/1/2018[e]	607,600
	Reynolds Group Issuer, Inc.
620,000	6.875%, 2/15/2021[e]	616,900
	Safeway, Inc.
85,000	4.750%, 12/1/2021	87,071
	Tenet Healthcare Corporation
620,000	8.875%, 7/1/2019	695,950
	Teva Pharmaceutical Finance IV BV
165,000	3.650%, 11/10/2021	167,827
	Valeant Pharmaceuticals International
620,000	6.875%, 12/1/2018[e]	618,450

	Total Consumer Non-Cyclical	5,270,163

Energy (4.4%)
	BP Capital Markets plc
175,000	4.750%, 3/10/2019	194,376
	Chesapeake Energy Corporation
570,000	9.500%, 2/15/2015[f]	652,650
	Denbury Resources, Inc.
620,000	6.375%, 8/15/2021	647,900
	Enbridge Energy Partners, LP
600,000	8.050%, 10/1/2037	633,961
	Enterprise Products Operating, LLC
700,000	7.034%, 1/15/2068	728,000
	Harvest Operations Corporation
620,000	6.875%, 10/1/2017[e]	641,700
	Linn Energy, LLC
620,000	7.750%, 2/1/2021	644,800
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
620,000	6.500%, 8/15/2021	645,575
	Nexen, Inc.
175,000	6.400%, 5/15/2037	185,370
	Weatherford International, Ltd.
210,000	6.000%, 3/15/2018	233,654

	Total Energy	5,207,986

Financials (13.5%)
	Abbey National Capital Trust I
525,000	8.963%, 12/29/2049[i]	472,500
	Abbey National Treasury Services plc
175,000	4.000%, 4/27/2016	157,002
	ABN Amro North American Holding Preferred Capital Repackage Trust I
350,000	6.523%, 12/29/2049[e,i]	238,437
	Aegon NV
400,000	2.397%, 7/29/2049[d,i]	172,600
	Ally Financial, Inc.
620,000	8.000%, 3/15/2020	635,500
	American Express Company
400,000	6.800%, 9/1/2066	398,000
	American International Group, Inc.
175,000	8.250%, 8/15/2018	185,238
	Apollo Investment Corporation, Convertible
700,000	5.750%, 1/15/2016[e]	584,500
	Bank of America Corporation
525,000	5.875%, 1/5/2021	499,709
240,000	8.000%, 12/29/2049[i]	214,906
	BB&T Capital Trust IV
200,000	6.820%, 6/12/2057	201,250
	BBVA International Preferred SA Unipersonal
525,000	5.919%, 12/29/2049[h,i]	347,566
	BNP Paribas SA
87,000	3.600%, 2/23/2016	81,604
	CIT Group, Inc.
620,000	7.000%, 5/1/2017	620,000
	CNA Financial Corporation
400,000	7.350%, 11/15/2019	445,800
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
525,000	11.000%, 12/29/2049[e,i]	614,250
	Coventry Health Care, Inc.
85,000	5.450%, 6/15/2021	94,453
	Credit Suisse New York, NY
87,000	4.375%, 8/5/2020	85,301
	Developers Diversified Realty Corporation
260,000	7.875%, 9/1/2020	290,044
	Discover Bank
400,000	8.700%, 11/18/2019	456,074
	Eksportfinans ASA
85,000	2.375%, 5/25/2016	68,844
	Health Care REIT, Inc.
380,000	6.500%, 3/15/2041	380,745
	HSBC Finance Corporation
285,000	6.676%, 1/15/2021	294,803
	Huntington National Bank
400,000	6.600%, 6/15/2018	431,622
	Icahn Enterprises, LP
620,000	8.000%, 1/15/2018	644,800
	ING Bank NV
170,000	5.000%, 6/9/2021[e]	164,739
	International Lease Finance Corporation
530,000	5.750%, 5/15/2016	491,597
	J.P. Morgan Chase & Company
170,000	3.150%, 7/5/2016	170,796
	J.P. Morgan Chase Capital XX
440,000	6.550%, 9/29/2036	440,000
	J.P. Morgan Chase Capital XXVII
350,000	7.000%, 11/1/2039	352,188

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (54.6%)	Value
Financials (13.5%) - continued
	KeyCorp
$110,000	5.100%, 3/24/2021	$114,231
	LBG Capital No. 1 plc
380,000	7.875%, 11/1/2020[e]	288,040
	Lehman Brothers Holdings, Inc.
400,000	7.000%, 9/27/2027[j]	102,500
	Liberty Mutual Group, Inc.
525,000	10.750%, 6/15/2058[e]	658,875
	Lincoln National Corporation
630,000	6.050%, 4/20/2067	524,475
	Lloyds TSB Bank plc
100,000	6.500%, 9/14/2020[e]	83,676
	MetLife Capital Trust IV
575,000	7.875%, 12/15/2037[e]	596,562
	Morgan Stanley
190,000	5.750%, 1/25/2021	177,233
	Northern Trust Corporation
175,000	3.375%, 8/23/2021	179,374
	Prudential Financial, Inc.
300,000	6.200%, 11/15/2040	313,922
	Regions Bank
400,000	7.500%, 5/15/2018	396,000
	Reinsurance Group of America, Inc.
600,000	6.750%, 12/15/2065	520,153
	Santander Holdings USA, Inc.
90,000	4.625%, 4/19/2016	86,428
	SLM Corporation
350,000	8.000%, 3/25/2020	353,500
	Swiss RE Capital I, LP
420,000	6.854%, 5/29/2049[e,i]	356,940
	XL Group plc
600,000	6.500%, 12/29/2049[i]	469,500
	ZFS Finance USA Trust II
550,000	6.450%, 12/15/2065[e]	500,500

	Total Financials	15,956,777

Foreign Government (2.5%)
	Brazil Government International Bond
550,000	4.875%, 1/22/2021	614,625
	Colombia Government International Bond
175,000	4.375%, 7/12/2021	188,125
	Mexico Government International Bond
275,000	5.125%, 1/15/2020	314,187
	Panama Government International Bond
175,000	5.200%, 1/30/2020	198,187
	Peru Government International Bond
175,000	7.125%, 3/30/2019	220,062
	Philippines Government International Bond
350,000	4.000%, 1/15/2021	358,750
	Poland Government International Bond
170,000	5.000%, 3/23/2022	170,850
	Russia Government International Bond
350,000	5.000%, 4/29/2020[e]	361,078
	Turkey Government International Bond
350,000	5.625%, 3/30/2021	353,938
200,000	5.125%, 3/25/2022	191,000

	Total Foreign Government	2,970,802

Mortgage-Backed Securities (2.9%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
3,300,000	3.000%, 1/1/2027[c]	3,407,765

	Total Mortgage-Backed Securities	3,407,765

Technology (0.6%)
	Hewlett-Packard Company
85,000	4.650%, 12/9/2021	89,682
	Seagate HDD Cayman
620,000	7.750%, 12/15/2018[e]	659,525

	Total Technology	749,207

Transportation (0.9%)
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
620,000	8.250%, 1/15/2019	615,350
	Burlington Northern Santa Fe, LLC
175,000	3.450%, 9/15/2021	180,371
	CSX Corporation
85,000	4.750%, 5/30/2042	87,707
	United Air Lines, Inc.
134,375	10.400%, 11/1/2016	148,645

	Total Transportation	1,032,073

Utilities (1.5%)
	AES Corporation
620,000	7.375%, 7/1/2021[e]	668,050
	CenterPoint Energy, Inc.
140,000	6.500%, 5/1/2018	163,438
	NiSource Finance Corporation
350,000	6.125%, 3/1/2022	402,942
	Southern Union Company
200,000	3.447%, 11/1/2066[d]	186,500
	TransCanada PipeLines, Ltd.
400,000	6.350%, 5/15/2067	401,346

	Total Utilities	1,822,276

	Total Long-Term Fixed Income (cost $66,286,155)	64,578,408

Shares	Common Stock (32.1%)	Value
Consumer Discretionary (2.7%)
12,400	DIRECTV[k]	530,224
8,500	Gap, Inc.	157,675
7,600	McDonald's Corporation	762,508
5,900	Strayer Education, Inc.[h]	573,421
13,600	TJX Companies, Inc.	877,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (32.1%)	Value
Consumer Discretionary (2.7%) - continued
5,700	Weight Watchers International, Inc.	$313,557

	Total Consumer Discretionary	3,215,265

Consumer Staples (3.3%)
6,900	Coca-Cola Company	482,793
4,000	Colgate-Palmolive Company	369,560
7,300	Dr. Pepper Snapple Group, Inc.	288,204
2,400	Herbalife, Ltd.	124,008
5,600	Kimberly-Clark Corporation	411,936
1,200	Lorillard, Inc.	136,800
7,200	PepsiCo, Inc.	477,720
7,500	Philip Morris International, Inc.	588,600
2,437	Procter & Gamble Company	162,572
3,900	Walgreen Company	128,934
12,700	Wal-Mart Stores, Inc.	758,952

	Total Consumer Staples	3,930,079

Energy (3.9%)
6,800	Chevron Corporation	723,520
100	CNOOC, Ltd. ADR	17,468
7,000	ConocoPhillips	510,090
3,500	Core Laboratories NVh	398,825
9,300	Ecopetrol SA ADR[h]	414,036
3,000	Energen Corporation	150,000
20,000	Energy Income and Growth Fund	565,000
1,900	Exxon Mobil Corporation	161,044
33,800	Marathon Oil Corporation	989,326
3,900	Marathon Petroleum Corporation	129,831
2,600	Murphy Oil Corporation	144,924
2,300	Occidental Petroleum Corporation	215,510
9,000	W&T Offshore, Inc.	190,890

	Total Energy	4,610,464

Financials (8.6%)
11,800	Aflac, Inc.	510,468
6,800	Allstate Corporation	186,388
4,000	Ameriprise Financial, Inc.	198,560
6,489	Annaly Capital Management, Inc.	103,564
79,500	Anworth Mortgage Asset Corporation	499,260
62,500	Ares Capital Corporation[f]	965,625
5,200	Axis Capital Holdings, Ltd.	166,192
21,630	Commerce Bancshares, Inc.	824,536
1,400	Goldman Sachs Group, Inc.	126,602
28,650	Invesco Mortgage Capital, Inc.	402,532
17,500	iPath S&P 500 VIX Short-Term Futures ETN[h,k]	621,775
28,500	iShares MSCI Emerging Markets Index Fund	1,081,290
44,400	MFA Financial, Inc.	298,368
7,700	Montpelier Re Holdings, Inc.	136,675
45,500	NFJ Dividend Interest & Premium Strategy Fund[h]	728,910
40,500	Solar Capital, Ltd.	894,645
3,800	Travelers Companies, Inc.	224,846
57,050	Two Harbors Investment Corporation	527,142
9,600	U.S. Bancorp	259,680
7,700	Validus Holdings, Ltd.	242,550
16,600	Wells Fargo & Company	457,496
36,000	Western Asset Emerging Markets Debt Fund, Inc.	680,400

	Total Financials	10,137,504

Health Care (3.3%)
10,400	Abbott Laboratories	584,792
1,300	AstraZeneca plc ADR	60,177
16,600	Forest Laboratories, Inc.[k]	502,316
5,900	Johnson & Johnson	386,922
16,600	Medtronic, Inc.	634,950
6,400	Novo Nordisk A/S ADR	737,664
65,800	PDL BioPharma, Inc.[h]	407,960
22,453	Pfizer, Inc.	485,883
3,100	UnitedHealth Group, Inc.	157,108

	Total Health Care	3,957,772

Industrials (3.3%)
3,400	3M Company	277,882
80,700	Alerian MLP ETF[h]	1,341,234
6,300	Allegiant Travel Company[k]	336,042
3,300	Caterpillar, Inc.	298,980
2,300	Dun & Bradstreet Corporation	172,109
6,300	Emerson Electric Company	293,517
4,600	KBR, Inc.	128,202
21,000	Knight Transportation, Inc.	328,440
10,000	Nordson Corporation	411,800
17,000	Southwest Airlines Company	145,520
4,000	Verisk Analytics, Inc.[k]	160,520

	Total Industrials	3,894,246

Information Technology (2.9%)
12,600	Accenture plc	670,698
7,200	BMC Software, Inc.[k]	236,016
9,100	Cisco Systems, Inc.	164,528
17,000	Intel Corporation	412,250
3,300	International Business Machines Corporation	606,804
9,300	Lender Processing Services, Inc.	140,151
4,900	Linear Technology Corporation	147,147
1,000	MasterCard, Inc.	372,820
20,500	Microsoft Corporation	532,180
11,000	Teradyne, Inc.[k]	149,930

	Total Information Technology	3,432,524

Materials (1.0%)
7,100	E.I. du Pont de Nemours and Company	325,038
4,300	LyondellBasell Industries NV	139,707
3,700	Newmont Mining Corporation	222,037
4,100	Southern Copper Corporation	123,738
18,800	Vale SA SP ADR	403,260

	Total Materials	1,213,780

Telecommunications Services (1.6%)
13,500	AT&T, Inc.	408,240
12,100	Nippon Telegraph & Telephone Corporation ADR	306,493
11,900	NTT DOCOMO, INC. ADR[h]	218,365
2,800	Philippine Long Distance Telephone Company ADR	161,336
4,835	Telefonica Brasil SA ADR	132,141

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Shares	Common Stock (32.1%)	Value
Telecommunications Services (1.6%) - continued
15,700	Verizon Communications, Inc.	$629,884

	Total Telecommunications Services	1,856,459

Utilities (1.5%)
7,800	Empire District Electric Company	164,502
24,500	Enersis SA ADR	431,935
4,100	Laclede Group, Inc.	165,927
42,300	Questar Corporation	840,078
4,100	Southern Company	189,789

	Total Utilities	1,792,231

	Total Common Stock (cost $37,588,421)	38,040,324

	Preferred Stock (0.3%)
Financials (0.3%)
12,800	Citigroup Capital XII, 8.500%	322,048

	Total Financials	322,048

	Total Preferred Stock (cost $339,200)	322,048

	Collateral Held for Securities Loaned (4.0%)
4,748,550	Thrivent Financial Securities Lending Trust	4,748,550

	Total Collateral Held for Securities Loaned (cost $4,748,550)	4,748,550

Principal Amount	Short-Term Investments (1.0%)[l]
	Federal National Mortgage Association Discount Notes
$1,200,000	0.105%, 2/22/2012[m,n]	1,199,821

	Total Short-Term Investments (at amortized cost)	1,199,821

	Total Investments (cost $118,162,533) 98.8%	$116,947,109

	Other Assets and Liabilities, Net 1.2%	1,445,815

	Total Net Assets 100.0%	$118,392,924

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $14,257,872 or 12.0% of total net assets.
f	All or a portion of the security was earmarked to cover written options.
g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
Wachovia Bank Commercial Mortgage Trust	4/25/2007	$650,000

h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	In bankruptcy. Interest is not being accrued.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
n	At December 31, 2011, $1,199,821 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.
ETN	-	Exchange Traded Note.
Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,184,023
Gross unrealized depreciation	(6,478,095)

Net unrealized appreciation (depreciation)	$(1,294,072)

Cost for federal income tax purposes	$118,241,181

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Diversified Income Plus Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Capital Goods	528,969	—	528,969	—
Communications Services	2,093,307	—	2,093,307	—
Consumer Cyclical	493,253	—	493,253	—
Consumer Non-Cyclical	986,454	—	986,454	—
Energy	536,326	—	536,326	—
Financials	959,458	—	959,458	—
Technology	1,456,804	—	1,456,804	—
Transportation	492,338	—	492,338	—
Utilities	511,049	—	511,049	—
Long-Term Fixed Income
Asset-Backed Securities	2,463,914	—	2,463,914	—
Basic Materials	2,716,109	—	2,716,109	—
Capital Goods	2,097,203	—	2,097,203	—
Collateralized Mortgage Obligations	6,486,546	—	6,486,546	—
Commercial Mortgage-Backed Securities	2,373,254	—	2,373,254	—
Communications Services	6,240,945	—	6,240,945	—
Consumer Cyclical	5,783,388	—	5,783,388	—
Consumer Non-Cyclical	5,270,163	—	5,270,163	—
Energy	5,207,986	—	5,207,986	—
Financials	15,956,777	—	15,956,777	—
Foreign Government	2,970,802	—	2,970,802	—
Mortgage-Backed Securities	3,407,765	—	3,407,765	—
Technology	749,207	—	749,207	—
Transportation	1,032,073	—	883,428	148,645
Utilities	1,822,276	—	1,822,276	—
Common Stock
Consumer Discretionary	3,215,265	3,215,265	—	—
Consumer Staples	3,930,079	3,930,079	—	—
Energy	4,610,464	4,610,464	—	—
Financials	10,137,504	10,137,504	—	—
Health Care	3,957,772	3,957,772	—	—
Industrials	3,894,246	3,894,246	—	—
Information Technology	3,432,524	3,432,524	—	—
Materials	1,213,780	1,213,780	—	—
Telecommunications Services	1,856,459	1,856,459	—	—
Utilities	1,792,231	1,792,231	—	—
Preferred Stock
Financials	322,048	322,048	—	—
Collateral Held for Securities Loaned	4,748,550	4,748,550	—	—
Short-Term Investments	1,199,821	—	1,199,821	—

Total	$116,947,109	$43,110,922	$73,687,542	$148,645

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	77,019	77,019	—	—

Total Asset Derivatives	$77,019	$77,019	$—	$—

Liability Derivatives
Futures Contracts	55,199	55,199	—	—
Call Options Written	7,050	7,050	—	—

Total Liability Derivatives	$62,249	$62,249	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Diversified Income Plus Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Transportation	432,459	21,703	(24,401)	150,500	(431,616)	—	—	148,645

Total	$432,459	$21,703	($24,401)	$150,500	($431,616)	$—	$—	$148,645

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2011 of ($1,363).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Note Futures	26	March 2012	$3,193,204	$3,204,703	$11,499
10-Yr. U.S. Treasury Note Futures	(5)	March 2012	(645,258)	(655,625)	(10,367)
S&P 500 Index Futures	(8)	March 2012	(2,460,368)	(2,505,200)	(44,832)
S&P 500 Index Mini-Futures	58	March 2012	3,567,020	3,632,540	65,520
Total Futures Contracts					$21,820

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	10	$1,265.00	January 2012	($8,800)	($2,700)
S&P 500 Mini-Futures Call Option	20	1,270.00	January 2012	(15,300)	(4,350)
Total Call Options Written				($24,100)	($7,050)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Diversified Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,499
Total Interest Rate Contracts		11,499
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	65,520
Total Equity Contracts		65,520

Total Asset Derivatives		$77,019

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	7,050
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	44,832
Total Equity Contracts		51,882
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,367
Total Interest Rate Contracts		10,367

Total Liability Derivatives		$62,249

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Diversified Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(72,171)
Futures	Net realized gains/(losses) on Futures contracts	(430,276)
Total Equity Contracts		(502,447)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(1,570)
Total Foreign Exchange Contracts		(1,570)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	126,783
Total Interest Rate Contracts		126,783
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(270,017)
Total Credit Contracts		(270,017)

Total		($647,251)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Diversified Income Plus Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(7,913)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(55,600)
Total Equity Contracts		(63,513)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	30,430
Total Interest Rate Contracts		30,430
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	306,020
Total Credit Contracts		306,020

Total		$272,937

The following table presents Diversified Income Plus Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$9,094,301	7.9%	N/A	N/A	N/A	N/A	21
Interest Rate Contracts	3,770,454	3.3	N/A	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$398	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$3,282,602	2.9%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$5,464,100	$69,357,418	$70,072,968	4,748,550	$4,748,550	$30,953
Total Value and Income Earned	5,464,100				4,748,550	30,953

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (86.5%)	Value
Asset-Backed Securities (7.1%)
	Americredit Automobile Receivables Trust
$ 55,014	5.550%, 4/7/2014[a]	$55,568
6,713	5.270%, 1/6/2015[b]	6,889
	CPS Auto Trust
14,735	6.480%, 7/15/2013[a,c]	14,976
	Dominos Pizza Master Issuer, LLC
100,000	5.261%, 4/25/2037[a,c]	100,400
	DT Auto Owner Trust
31,483	0.960%, 1/15/2014[c]	31,446
46,121	1.400%, 12/15/2041[c]	46,120
	Franklin Auto Trust
50,000	7.160%, 5/20/2016[c]	51,409
	Harley Davidson Motorcycle Trust
200,000	6.040%, 8/15/2014	202,383
	Navistar Financial Corporation Owner Trust
150,000	2.600%, 4/20/2015[c]	150,272
	Santander Drive Auto Receivables Trust
26,620	1.010%, 7/15/2013[c]	26,611
34,496	1.370%, 8/15/2013[c]	34,524

	Total Asset-Backed Securities	720,598

Basic Materials (1.0%)
	Ecolab, Inc.
40,000	4.350%, 12/8/2021	42,716
	Yara International ASA
50,000	7.875%, 6/11/2019[c]	61,368

	Total Basic Materials	104,084

Capital Goods (1.3%)
	BE Aerospace, Inc.
60,000	6.875%, 10/1/2020	65,400
	John Deere Capital Corporation
15,000	1.250%, 12/2/2014	15,163
	Masco Corporation
60,000	5.875%, 7/15/2012	60,890

	Total Capital Goods	141,453

Collateralized Mortgage Obligations (0.8%)
	Countrywide Alternative Loan Trust
37,401	4.968%, 7/25/2035	37,727
	Credit Suisse First Boston Mortgage Securities Corporation
44,014	2.561%, 12/25/2033	8,574
	GMAC Mortgage Corporation Loan Trust
28,555	5.500%, 10/25/2033	28,953
	J.P. Morgan Mortgage Trust
5,483	4.701%, 7/25/2035	5,429
	Merrill Lynch Mortgage Investors Trust
4,366	2.536%, 12/25/2035	4,271

	Total Collateralized Mortgage Obligations	84,954

Commercial Mortgage-Backed Securities (7.5%)
	Banc of America Commercial Mortgage, Inc.
7,964	6.186%, 6/11/2035	7,959
	Federal Home Loan Mortgage Corporation
100,000	5.250%, 4/18/2016	117,802
	GE Capital Commercial Mortgage Corporation
45,011	5.349%, 8/11/2036	45,482
52,558	4.996%, 12/10/2037	53,609
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
38,974	6.162%, 5/12/2034	38,993
	LB-UBS Commercial Mortgage Trust
100,000	4.853%, 9/15/2031	101,569
	Morgan Stanley Dean Witter Capital I
150,000	6.550%, 7/15/2033	148,776
147,577	5.740%, 12/15/2035	149,151
	Wachovia Bank Commercial Mortgage Trust
77,721	4.566%, 4/15/2035	79,738
28,547	5.230%, 7/15/2041	28,666

	Total Commercial Mortgage- Backed Securities	771,745

Communications Services (7.5%)
	American Tower Corporation
80,000	4.500%, 1/15/2018	81,381
50,000	5.900%, 11/1/2021	52,568
	AT&T, Inc.
100,000	2.950%, 5/15/2016	104,214
50,000	3.875%, 8/15/2021	52,887
	Crown Castle Towers, LLC
80,000	4.883%, 8/15/2020[c]	81,763
	SBA Tower Trust
60,000	4.254%, 4/15/2015[c]	61,682
	Telefonica Emisiones SAU
60,000	6.421%, 6/20/2016	62,790
70,000	5.134%, 4/27/2020	65,752
	Time Warner Cable, Inc.
200,000	4.000%, 9/1/2021	202,346

	Total Communications Services	765,383

Consumer Cyclical (6.5%)
	Darden Restaurants, Inc.
50,000	4.500%, 10/15/2021	51,299
	Gap, Inc.
60,000	5.950%, 4/12/2021	57,228
	Home Depot, Inc.
60,000	5.875%, 12/16/2036	75,293
	Jones Group, Inc.
30,000	6.875%, 3/15/2019	27,000
	Lowe’s Companies, Inc.
20,000	3.800%, 11/15/2021	20,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (86.5%)	Value
Consumer Cyclical (6.5%) - continued
	McGuire Air Force Base/Fort Dix Privatized Military Housing Project
$50,000	5.611%, 9/15/2051[c]	$48,135
	Ohana Military Communities, LLC
60,000	5.880%, 10/1/2051[c]	60,015
80,000	5.462%, 10/1/2026[c]	85,829
	O’Reilly Automotive, Inc.
30,000	4.625%, 9/15/2021	31,456
	Spencer Spirit Holdings, Inc.
50,000	11.000%, 5/1/2017[c]	49,000
	Target Corporation
10,000	3.875%, 7/15/2020	11,048
	Time Warner, Inc.
20,000	4.000%, 1/15/2022	20,629
30,000	5.375%, 10/15/2041	32,496
	Volkswagen International Finance NV
100,000	0.982%, 4/1/2014[b,c]	97,991

	Total Consumer Cyclical	668,417

Consumer Non-Cyclical (4.3%)
	AmerisourceBergen Corporation
10,000	3.500%, 11/15/2021	10,269
	Amgen, Inc.
25,000	2.500%, 11/15/2016	25,300
25,000	3.875%, 11/15/2021	25,228
	Aristotle Holding, Inc.
20,000	2.750%, 11/21/2014[c]	20,242
	Becton Dickinson and Company
25,000	3.125%, 11/8/2021	25,862
	Coca-Cola Company
70,000	1.800%, 9/1/2016	71,201
	Colgate-Palmolive Company
25,000	1.300%, 1/15/2017	24,833
	CVS Corporation
60,000	6.125%, 8/15/2016	69,882
	CVS Pass-Through Trust
48,198	7.507%, 1/10/2032[c]	55,746
	Dr Pepper Snapple Group, Inc.
20,000	3.200%, 11/15/2021	20,293
	HCA, Inc.
15,000	8.000%, 10/1/2018	15,862
	Hershey Company
10,000	1.500%, 11/1/2016	10,006
	Kellogg Company
20,000	1.875%, 11/17/2016	20,081
	St. Jude Medical, Inc.
40,000	2.500%, 1/15/2016	41,260

	Total Consumer Non-Cyclical	436,065

Energy (2.3%)
	Enterprise Products Operating, LLC
75,000	7.034%, 1/15/2068	78,000
	Great River Energy
41,077	5.829%, 7/1/2017[c]	46,644
	Kinder Morgan Energy Partners, LP
40,000	5.625%, 9/1/2041	41,235
	Pioneer Natural Resources Company
60,000	5.875%, 7/15/2016	65,298

	Total Energy	231,177

Financials (23.9%)
	Agfirst Farm Credit Bank
120,000	6.585%, 6/15/2049[d,e]	90,000
	Ally Financial, Inc.
25,000	4.500%, 2/11/2014	24,125
	American Express Bank FSB
60,000	0.426%, 6/12/2012[b]	59,892
	American Express Credit Corporation
25,000	2.800%, 9/19/2016	25,122
	Bank of America Corporation
130,000	5.000%, 5/13/2021	118,409
	Bank of Montreal
70,000	2.625%, 1/25/2016[c]	72,259
	Bank of New York Mellon Corporation
100,000	1.700%, 11/24/2014	100,542
	Bank of Nova Scotia
100,000	1.250%, 11/7/2014[c]	99,577
	Boston Properties, LP
50,000	3.700%, 11/15/2018	51,054
	Canadian Imperial Bank of Commerce
60,000	2.750%, 1/27/2016[c]	62,072
	Capital One Financial Corporation
100,000	4.800%, 2/21/2012	100,457
30,000	4.750%, 7/15/2021	30,873
	Discover Bank
60,000	8.700%, 11/18/2019	68,411
	ERP Operating, LP
75,000	6.625%, 3/15/2012	75,763
50,000	4.625%, 12/15/2021	50,988
	Fifth Third Bank
60,000	0.576%, 5/17/2013[b]	58,878
	FUEL Trust
200,000	4.207%, 4/15/2016[c]	201,698
	Glitnir Banki HF
50,000	3.226%, 3/22/2012[c,f]	13,000
	Goldman Sachs Group, Inc.
50,000	5.125%, 1/15/2015	51,106
25,000	5.250%, 7/27/2021	24,389
	J.P. Morgan Chase & Company
50,000	4.400%, 7/22/2020	51,061
50,000	4.350%, 8/15/2021	50,495
	Jefferies Group, Inc.
100,000	7.750%, 3/15/2012	101,500
	Nationwide Health Properties, Inc.
60,000	6.900%, 10/1/2037	68,259
	Nordea Bank AB
50,000	4.875%, 5/13/2021[c]	42,260
	PNC Funding Corporation
100,000	2.700%, 9/19/2016	101,797
	Prudential Holdings, LLC
60,000	1.434%, 12/18/2017[b,d]	56,090

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (86.5%)	Value
Financials (23.9%) - continued
	Royal Bank of Canada
$100,000	1.450%, 10/30/2014	$100,519
	Simon Property Group, LP
30,000	4.125%, 12/1/2021	31,370
	SSIF Nevada, LP
70,000	1.101%, 4/14/2014[b,c]	68,890
	Stadshypotek AB
60,000	1.129%, 9/30/2013[b,c]	59,907
	SunTrust Bank
25,000	0.796%, 8/24/2015[b]	23,206
	Swedbank Hypotek AB
60,000	2.125%, 8/31/2016[c]	59,047
	Toronto-Dominion Bank
50,000	2.375%, 10/19/2016	50,879
	U.S. Bank National Association
60,000	3.778%, 4/29/2020	61,786
	US AgBank FCB
50,000	6.110%, 4/10/2049[d,e]	30,623
	Wachovia Capital Trust III
120,000	5.570%, 3/15/2042[b,e]	100,500

	Total Financials	2,436,804

Foreign Government (1.0%)
	Province of Ontario
100,000	3.000%, 7/16/2018	105,173

	Total Foreign Government	105,173

Mortgage-Backed Securities (1.7%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
50,000	3.500%, 12/1/2041	51,422
120,000	4.000%, 1/1/2042[g]	126,056

	Total Mortgage-Backed Securities	177,478

Technology (4.3%)
	Dun & Bradstreet Corporation
60,000	2.875%, 11/15/2015	61,631
	Hewlett-Packard Company
50,000	0.923%, 5/30/2014[b]	48,342
	International Business Machines Corporation
150,000	0.875%, 10/31/2014	150,054
	Symantec Corporation
60,000	2.750%, 9/15/2015	60,998
	Xerox Corporation
50,000	5.500%, 5/15/2012	50,829
60,000	4.500%, 5/15/2021	60,808

	Total Technology	432,662

Transportation (2.9%)
	APL, Ltd.
50,000	8.000%, 1/15/2024[h]	35,321
	Asciano Finance, Ltd.
60,000	5.000%, 4/7/2018[c]	60,165
	Canadian National Railway Company
25,000	1.450%, 12/15/2016	24,860
	Ryder System, Inc.
60,000	3.500%, 6/1/2017	60,713
	Skyway Concession Company, LLC
50,000	0.859%, 6/30/2017[b,d]	37,963
	Toll Road Investors Partnership II, LP
800,000	Zero Coupon, 2/15/2043[d,h]	86,960

	Total Transportation	305,982

U.S. Government and Agencies (14.1%)
	Federal Home Loan Banks
60,000	5.000%, 11/17/2017	72,006
	U.S. Treasury Bonds
121,000	3.750%, 8/15/2041	142,307
210,000	3.125%, 11/15/2041	220,008
	U.S. Treasury Notes
70,000	0.375%, 11/15/2014	70,044
70,000	0.875%, 11/30/2016	70,213
127,000	2.125%, 8/15/2021	130,254
731,000	2.000%, 11/15/2021	739,338

	Total U.S. Government and Agencies	1,444,170

Utilities (0.3%)
	Consolidated Edison Company of New York, Inc.
25,000	4.450%, 6/15/2020	28,339

	Total Utilities	28,339

	Total Long-Term Fixed Income (cost $8,765,240)	8,854,484

Principal Amount	Short-Term Investments (1.0%)[i]
	Federal National Mortgage Association Discount Notes
100,000	0.105%, 2/22/2012[j,k]	99,986

	Total Short-Term Investments (at amortized cost)	99,986

	Total Investments (cost $8,865,226) 87.5%	$8,954,470

	Other Assets and Liabilities, Net 12.5%	1,275,893

	Total Net Assets 100.0%	$10,230,363

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $1,863,048 or 18.2% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2011

d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Socially Responsible Bond Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
Agfirst Farm Credit Bank	7/10/2009	$47,626
Prudential Holdings, LLC	2/9/2011	$55,641
Skyway Concession Company, LLC	6/9/2008	$43,812
Toll Road Investors Partnership II, LP	5/14/2008	$112,512
US AgBank FCB	7/13/2009	$18,258

e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	In bankruptcy. Interest is not being accrued.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	Security is fair valued.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
k	At December 31, 2011, $99,986 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$236,171
Gross unrealized depreciation	(152,901)

Net unrealized appreciation (depreciation)	$83,270
Cost for federal income tax purposes	$8,871,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Socially Responsible Bond Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	720,598	—	720,598	—
Basic Materials	104,084	—	104,084	—
Capital Goods	141,453	—	141,453	—
Collateralized Mortgage Obligations	84,954	—	84,954	—
Commercial Mortgage-Backed Securities	771,745	—	771,745	—
Communications Services	765,383	—	765,383	—
Consumer Cyclical	668,417	—	668,417	—
Consumer Non-Cyclical	436,065	—	436,065	—
Energy	231,177	—	231,177	—
Financials	2,436,804	—	2,436,804	—
Foreign Government	105,173	—	105,173	—
Mortgage-Backed Securities	177,478	—	177,478	—
Technology	432,662	—	432,662	—
Transportation	305,982	—	183,701	122,281
U.S. Government and Agencies	1,444,170	—	1,444,170	—
Utilities	28,339	—	28,339	—
Short-Term Investments	99,986	—	99,986	—

Total	$8,954,470	$—	$8,832,189	$122,281

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	22,228	22,228	—	—

Total Asset Derivatives	$22,228	$22,228	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Socially Responsible Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation / (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Transportation	33,085	—	(25,204)	—	—	114,400	—	122,281

Total	$33,085	$—	($25,204)	$—	$—	$114,400	$—	$122,281

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2011 of ($23,316).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Note Futures	9	March 2012	$1,163,291	$1,180,125	$16,834
20-Yr. U.S. Treasury Bond Futures	2	March 2012	284,231	289,625	5,394
Total Futures Contracts					$22,228

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$22,228
Total Interest Rate Contracts		22,228

Total Asset Derivatives		$22,228

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(50,974)
Total Interest Rate Contracts		(50,974)

Total		($50,974)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	41,086
Total Interest Rate Contracts		41,086

Total		$41,086

The following table presents Partner Socially Responsible Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Interest Rate Contracts (Long Position)	$533,933	6.3
Interest Rate Contracts (Short Position)	$3,268,167	38.5

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Bank Loans (1.1%)[a]	Value
Capital Goods (<0.1%)
	Transdigm Group, Inc., Term Loan
$ 623,700	4.000%, 2/14/2017	$617,856

	Total Capital Goods	617,856

Communications Services (0.1%)
	Atlantic Broadband Finance, LLC, Term Loan
1,330,582	4.000%, 3/8/2016	1,300,923
	Charter Communications Operating, LLC, Term Loan
34,373	7.250%, 3/6/2014	34,250
	Lamar Media Corporation, Term Loan
691,254	4.000%, 12/30/2016	689,181

	Total Communications Services	2,024,354

Consumer Cyclical (0.2%)
	Chrysler Group, LLC, Term Loan
2,547,200	6.000%, 5/24/2017	2,405,194

	Total Consumer Cyclical	2,405,194

Consumer Non-Cyclical (0.1%)
	Dole Food Company, Term Loan
210,700	5.043%, 7/8/2018	209,339
	Michael Foods, Inc., Term Loan
1,344,667	4.250%, 2/25/2018	1,327,858
	Solvest Ltd., Term Loan
391,300	5.029%, 7/8/2018	388,773

	Total Consumer Non-Cyclical	1,925,970

Energy (0.1%)
	MEG Energy Corporation, Term Loan
1,596,000	4.000%, 3/18/2018	1,587,525

	Total Energy	1,587,525

Financials (0.1%)
	Springleaf Financial Funding Company, Term Loan
1,625,000	5.500%, 5/10/2017	1,411,378

	Total Financials	1,411,378

Technology (0.3%)
	Freescale Semiconductor, Term Loan
1,626,399	4.520%, 12/1/2016	1,552,398
	Intelsat Jackson Holdings SA, Term Loan
1,880,550	5.250%, 4/2/2018	1,864,095
	Syniverse Holdings, Inc., Term Loan
316,800	5.250%, 12/21/2017	316,141

	Total Technology	3,732,634

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
2,537,250	5.500%, 4/20/2017	2,391,358

	Total Transportation	2,391,358

	Total Bank Loans (cost $16,600,216)	16,096,269

	Long-Term Fixed Income (96.0%)
Asset-Backed Securities (0.9%)
	Carrington Mortgage Loan Trust
2,200,000	0.444%, 8/25/2036[b]	682,425
	GMAC Mortgage Corporation Loan Trust
4,901,766	0.474%, 8/25/2035[b,c]	3,061,300
5,712,450	0.474%, 12/25/2036[b,c]	3,537,606
	GSAMP Trust
4,444,274	0.374%, 8/25/2036[b]	4,041,298
	IndyMac Seconds Asset-Backed Trust
779,140	0.464%, 10/25/2036[b,c]	142,480
	Renaissance Home Equity Loan Trust
3,037,220	5.746%, 5/25/2036	1,372,264
2,000,000	6.011%, 5/25/2036	783,206

	Total Asset-Backed Securities	13,620,579

Basic Materials (5.5%)
	AbitibiBowater, Inc.
2,104,000	10.250%, 10/15/2018[d]	2,319,660
	Alcoa, Inc.
2,570,000	5.720%, 2/23/2019	2,659,012
1,325,000	6.150%, 8/15/2020	1,376,643
2,000,000	6.750%, 1/15/2028	2,056,514
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,763,965
3,000,000	6.125%, 6/1/2018	2,962,686
2,750,000	5.250%, 8/5/2020	2,497,171
	Arch Coal, Inc.
2,080,000	7.000%, 6/15/2019[d]	2,121,600
	Celulosa Arauco y Constitucion SA
2,520,000	5.000%, 1/21/2021	2,617,867
	CF Industries, Inc.
4,620,000	6.875%, 5/1/2018	5,289,900
	Cliffs Natural Resources, Inc.
3,200,000	4.875%, 4/1/2021	3,188,467
	CONSOL Energy, Inc.
510,000	8.000%, 4/1/2017	558,450
1,560,000	8.250%, 4/1/2020	1,723,800
	Domtar Corporation
1,900,000	7.125%, 8/15/2015	2,090,000
	Dow Chemical Company
3,250,000	5.900%, 2/15/2015	3,616,343
1,870,000	8.550%, 5/15/2019	2,446,573
3,850,000	4.250%, 11/15/2020	4,001,840
1,620,000	5.250%, 11/15/2041	1,704,036
	Ecolab, Inc.
1,575,000	3.000%, 12/8/2016	1,629,196
	FMG Resources Property, Ltd.
1,890,000	7.000%, 11/1/2015[d]	1,908,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Basic Materials (5.5%) - continued
$ 680,000	8.250%, 11/1/2019[d]	$691,900
	Georgia-Pacific, LLC
3,480,000	5.400%, 11/1/2020[d]	3,854,615
	International Paper Company
2,500,000	7.500%, 8/15/2021	3,085,898
650,000	4.750%, 2/15/2022	690,919
1,250,000	7.300%, 11/15/2039	1,520,605
	Lyondell Chemical Company
958,270	11.000%, 5/1/2018	1,046,910
	LyondellBasell Industries NV
320,000	6.000%, 11/15/2021[d]	332,000
	Nalco Company
2,000,000	6.625%, 1/15/2019[d]	2,315,000
	NOVA Chemicals Corporation
1,250,000	8.625%, 11/1/2019	1,378,125
	Novelis, Inc.
1,920,000	8.375%, 12/15/2017	2,040,000
	Rio Tinto Finance USA, Ltd.
3,285,000	6.500%, 7/15/2018	3,959,433
1,900,000	3.500%, 11/2/2020	1,942,000
	Teck Resources, Ltd.
1,469,000	10.250%, 5/15/2016	1,689,350
	Vale Overseas, Ltd.
3,125,000	6.875%, 11/10/2039	3,579,375
	Weyerhaeuser Company
2,570,000	7.375%, 3/15/2032	2,697,554

	Total Basic Materials	80,356,307

Capital Goods (2.7%)
	BAE Systems plc
3,880,000	4.750%, 10/11/2021[d]	3,948,676
	Ball Corporation
1,940,000	5.750%, 5/15/2021	2,032,150
	Boeing Capital Corporation
1,600,000	2.125%, 8/15/2016	1,634,477
	Case New Holland, Inc.
1,250,000	7.750%, 9/1/2013	1,328,125
2,275,000	7.875%, 12/1/2017	2,570,750
	Caterpillar Financial Services Corporation
2,600,000	1.125%, 12/15/2014	2,603,232
	CNH Capital, LLC
450,000	6.250%, 11/1/2016[d]	463,500
	CRH America, Inc.
1,750,000	4.125%, 1/15/2016	1,747,212
1,900,000	8.125%, 7/15/2018	2,167,925
	Crown Americas, LLC
2,690,000	7.625%, 5/15/2017	2,935,462
	John Deere Capital Corporation
3,300,000	5.350%, 4/3/2018	3,875,536
	L-3 Communications Corporation
3,250,000	3.950%, 11/15/2016	3,280,300
	Lockheed Martin Corporation
2,575,000	3.350%, 9/15/2021	2,561,605
	Republic Services, Inc.
630,000	5.500%, 9/15/2019	727,066
1,600,000	5.000%, 3/1/2020	1,796,374
2,200,000	5.250%, 11/15/2021	2,494,554
	Sealed Air Corporation
1,290,000	8.375%, 9/15/2021[d]	1,425,450
	Textron, Inc.
2,500,000	6.200%, 3/15/2015	2,683,700

	Total Capital Goods	40,276,094

Collateralized Mortgage Obligations (1.5%)
	Banc of America Mortgage Securities, Inc.
4,970,537	2.764%, 9/25/2035	3,780,098
	Bear Stearns Mortgage Funding Trust
904,795	0.574%, 8/25/2036[b]	256,048
	CitiMortgage Alternative Loan Trust
3,225,638	5.750%, 4/25/2037	2,099,245
	Countrywide Alternative Loan Trust
4,374,920	6.000%, 1/25/2037	2,873,614
	Deutsche Alt-A Securities, Inc.
3,067,899	0.970%, 4/25/2047[b]	1,761,532
	HomeBanc Mortgage Trust
2,855,734	2.221%, 4/25/2037	1,524,933
	Merrill Lynch Mortgage Investors, Inc.
4,053,773	2.612%, 6/25/2035	3,239,864
	Wachovia Mortgage Loan Trust, LLC
3,471,174	2.790%, 5/20/2036	2,221,895
	Washington Mutual Alternative Mortgage Pass-Through Certificates
6,105,660	0.958%, 2/25/2047[b]	2,238,067
	Washington Mutual Mortgage Pass-Through Certificates
872,359	0.584%, 10/25/2045[b]	625,902

	Total Collateralized Mortgage Obligations	20,621,198

Commercial Mortgage-Backed Securities (2.4%)
	Banc of America Commercial Mortgage, Inc.
3,200,000	5.655%, 4/10/2049	2,986,810
	Bear Stearns Commercial Mortgage Securities, Inc.
1,377,897	0.428%, 3/15/2022[b,d]	1,339,417
3,500,000	5.331%, 2/11/2044	3,685,577
	Citigroup/Deutsche Bank Commercial Mortgage
1,900,000	5.322%, 12/11/2049	2,015,241
	Commercial Mortgage Pass-Through Certificates
2,000,000	0.408%, 12/15/2020[b,d]	1,823,888
	Credit Suisse First Boston Mortgage Securities
3,200,000	5.542%, 1/15/2049	3,387,449
	Credit Suisse Mortgage Capital Certificates
3,182,786	0.448%, 10/15/2021[b,d]	2,933,698
3,250,000	5.467%, 9/15/2039	3,456,417

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Commercial Mortgage-Backed Securities (2.4%) - continued
	LB-UBS Commercial Mortgage Trust
$ 3,200,000	6.167%, 9/15/2045	$3,010,778
	Morgan Stanley Capital, Inc.
3,200,000	5.406%, 3/15/2044	2,981,744
	Wachovia Bank Commercial Mortgage Trust
7,500,000	0.398%, 9/15/2021[b,e]	6,674,280
	WaMu Commercial Mortgage Securities Trust
44,044	3.830%, 1/25/2035[d]	44,177

	Total Commercial Mortgage- Backed Securities	34,339,476

Communications Services (8.5%)
	Alltel Corporation
3,875,000	7.000%, 3/15/2016	4,593,045
	America Movil SAB de CV
1,290,000	2.375%, 9/8/2016	1,286,406
3,800,000	5.000%, 3/30/2020	4,198,134
	American Tower Corporation
2,200,000	4.625%, 4/1/2015	2,293,086
1,250,000	4.500%, 1/15/2018	1,271,579
	AT&T, Inc.
5,100,000	4.450%, 5/15/2021	5,602,166
2,255,000	5.550%, 8/15/2041	2,655,075
	Cablevision Systems Corporation
1,300,000	8.625%, 9/15/2017	1,439,750
2,000,000	8.000%, 4/15/2020	2,145,000
	CBS Corporation
2,500,000	8.875%, 5/15/2019	3,210,980
1,300,000	7.875%, 9/1/2023	1,622,725
	CCO Holdings, LLC
1,880,000	7.250%, 10/30/2017	1,981,050
1,280,000	7.000%, 1/15/2019	1,334,400
	Cellco Partnership/Verizon Wireless Capital, LLC
2,600,000	8.500%, 11/15/2018	3,509,220
	CenturyLink, Inc.
2,520,000	5.150%, 6/15/2017	2,497,779
	Clear Channel Worldwide Holdings, Inc.
1,880,000	9.250%, 12/15/2017	2,030,400
	Comcast Corporation
1,900,000	6.300%, 11/15/2017	2,247,316
2,900,000	5.700%, 5/15/2018	3,337,201
2,700,000	6.400%, 5/15/2038	3,243,869
	Cox Communications, Inc.
1,900,000	9.375%, 1/15/2019[d]	2,570,105
2,500,000	8.375%, 3/1/2039[d]	3,347,398
	Crown Castle Towers, LLC
5,050,000	4.174%, 8/15/2017[d]	5,171,942
	CSC Holdings, Inc.
1,290,000	7.625%, 7/15/2018	1,419,000
	DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.
3,875,000	5.000%, 3/1/2021	4,147,099
	Discovery Communications, LLC
1,920,000	4.375%, 6/15/2021	2,026,737
	Dish DBS Corporation
1,945,000	6.750%, 6/1/2021	2,095,737
	EH Holding Corporation
3,220,000	6.500%, 6/15/2019[d]	3,356,850
	Embarq Corporation
2,600,000	7.082%, 6/1/2016	2,818,260
	Intelsat Jackson Holdings SA
1,900,000	7.500%, 4/1/2021[d]	1,921,375
	NBCUniversal Media, LLC
3,750,000	5.150%, 4/30/2020	4,175,156
	News America, Inc.
1,900,000	7.625%, 11/30/2028	2,294,784
2,140,000	6.400%, 12/15/2035	2,344,995
	NII Capital Corporation
1,900,000	8.875%, 12/15/2019	1,999,750
	Qwest Communications International, Inc.
3,180,000	7.125%, 4/1/2018	3,307,200
	Qwest Corporation
600,000	8.375%, 5/1/2016	687,224
3,200,000	6.500%, 6/1/2017	3,496,000
	Rogers Communications, Inc.
2,410,000	8.750%, 5/1/2032	3,264,786
	SBA Tower Trust
3,500,000	5.101%, 4/15/2017[d]	3,644,375
	Telefonica SA
1,280,000	5.877%, 7/15/2019	1,264,984
	Telemar Norte Leste SA
3,800,000	5.500%, 10/23/2020[d]	3,743,000
	Time Warner Cable, Inc.
2,500,000	8.250%, 4/1/2019	3,140,030
2,550,000	6.750%, 6/15/2039	3,013,381
	Time Warner Entertainment Company, LP
1,850,000	8.375%, 3/15/2023	2,409,444
	Verizon Communications, Inc.
2,600,000	3.500%, 11/1/2021	2,706,917
	Virgin Media Finance plc
2,520,000	9.500%, 8/15/2016	2,828,700

	Total Communications Services	123,694,410

Consumer Cyclical (5.3%)
	American Honda Finance Corporation
4,400,000	3.875%, 9/21/2020[d]	4,548,579
	Chrysler Group, LLC
1,290,000	8.000%, 6/15/2019[d,f]	1,180,350
	Daimler Finance North America, LLC
2,260,000	3.875%, 9/15/2021[d]	2,271,169
	FireKeepers Development Authority
1,240,000	13.875%, 5/1/2015[d]	1,407,400
	Ford Motor Credit Company, LLC
2,130,000	8.000%, 6/1/2014[f]	2,318,435
2,600,000	3.875%, 1/15/2015	2,590,297
1,930,000	7.000%, 4/15/2015	2,074,750
630,000	6.625%, 8/15/2017	685,792
	Home Depot, Inc.
3,900,000	5.875%, 12/16/2036	4,894,040

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Consumer Cyclical (5.3%) - continued
	Hyatt Hotels Corporation
$ 3,100,000	5.750%, 8/15/2015[d]	$3,319,706
	Hyundai Motor Manufacturing Czech
2,525,000	4.500%, 4/15/2015[d]	2,585,327
	Johnson Controls, Inc.
3,150,000	5.250%, 12/1/2041	3,339,010
	KIA Motors Corporation
3,260,000	3.625%, 6/14/2016[d,f]	3,231,817
	Macy’s Retail Holdings, Inc.
3,570,000	8.125%, 7/15/2015	4,121,790
3,210,000	7.450%, 7/15/2017	3,747,964
	MGM Resorts International
1,280,000	11.125%, 11/15/2017	1,459,200
1,300,000	9.000%, 3/15/2020	1,439,750
	Peninsula Gaming, LLC
480,000	10.750%, 8/15/2017	502,800
	RCI Banque SA
2,225,000	4.600%, 4/12/2016[d]	2,117,944
	Sheraton Holding Corporation
1,290,000	7.375%, 11/15/2015	1,457,700
	Starwood Hotels & Resorts Worldwide, Inc.
1,850,000	6.750%, 5/15/2018[f]	2,090,500
	Time Warner, Inc.
1,300,000	4.000%, 1/15/2022	1,340,912
1,600,000	7.700%, 5/1/2032	2,087,496
	Toll Brothers Finance Corporation
2,000,000	6.750%, 11/1/2019	2,103,442
	Toys R Us Property Company II, LLC
1,920,000	8.500%, 12/1/2017	1,987,200
	Viacom, Inc.
2,900,000	3.875%, 12/15/2021	2,960,520
	Wal-Mart Stores, Inc.
5,000,000	3.250%, 10/25/2020	5,346,590
4,000,000	5.250%, 9/1/2035	4,784,756
	West Corporation
1,580,000	7.875%, 1/15/2019	1,568,150
	Wyndham Worldwide Corporation
1,885,000	6.000%, 12/1/2016	2,032,784
1,270,000	5.625%, 3/1/2021	1,311,358

	Total Consumer Cyclical	76,907,528

Consumer Non-Cyclical (6.7%)
	Altria Group, Inc.
1,750,000	9.700%, 11/10/2018	2,354,473
1,595,000	4.750%, 5/5/2021	1,756,156
2,500,000	9.950%, 11/10/2038	3,802,455
	Anheuser-Busch InBev Worldwide, Inc.
2,550,000	5.375%, 1/15/2020	2,990,650
2,525,000	5.000%, 4/15/2020	2,894,130
	Aristotle Holding, Inc.
4,525,000	4.750%, 11/15/2021[d]	4,682,339
	Beam, Inc.
808,000	6.375%, 6/15/2014	883,499
236,000	5.375%, 1/15/2016	259,121
1,518,000	5.875%, 1/15/2036	1,590,456
	Biomet, Inc.
2,525,000	10.000%, 10/15/2017	2,727,000
	Boston Scientific Corporation
3,800,000	4.500%, 1/15/2015	3,987,769
	Bunge Limited Finance Corporation
2,220,000	5.100%, 7/15/2015	2,323,601
1,600,000	4.100%, 3/15/2016	1,656,840
	Cargill, Inc.
1,950,000	3.250%, 11/15/2021[d]	1,962,568
	Celgene Corporation
2,500,000	3.950%, 10/15/2020	2,517,805
	Community Health Systems, Inc.
1,975,000	8.875%, 7/15/2015[f]	2,039,187
1,940,000	8.000%, 11/15/2019[d,f]	1,959,400
	DJO Finance, LLC/DJO Finance Corporation
640,000	7.750%, 4/15/2018	491,200
	Endo Pharmaceuticals Holdings, Inc.
1,420,000	7.000%, 7/15/2019	1,512,300
	Energizer Holdings, Inc.
1,750,000	4.700%, 5/19/2021[d]	1,841,693
	Express Scripts, Inc.
2,235,000	3.125%, 5/15/2016	2,247,389
	Fresenius Medical Care US Finance, Inc.
1,290,000	6.500%, 9/15/2018[d]	1,351,275
	Gilead Sciences, Inc.
810,000	3.050%, 12/1/2016	829,023
875,000	4.400%, 12/1/2021	926,356
	Hasbro, Inc.
3,250,000	6.350%, 3/15/2040	3,513,507
	HCA, Inc.
2,490,000	8.500%, 4/15/2019	2,726,550
1,270,000	7.250%, 9/15/2020	1,339,850
320,000	7.500%, 2/15/2022	327,200
	Hershey Company
1,600,000	4.125%, 12/1/2020	1,789,777
	JBS Finance II, Ltd.
1,250,000	8.250%, 1/29/2018[e]	1,134,375
	Kinetic Concepts, Inc./KCI USA, Inc.
1,940,000	10.500%, 11/1/2018[d]	1,901,200
	Kraft Foods, Inc.
2,600,000	6.125%, 2/1/2018	3,047,621
3,200,000	5.375%, 2/10/2020	3,692,323
	Life Technologies Corporation
3,700,000	6.000%, 3/1/2020	4,136,008
	Mylan, Inc.
3,855,000	7.875%, 7/15/2020[d]	4,254,956
	Philip Morris International, Inc.
4,525,000	2.900%, 11/15/2021	4,613,459
	Roche Holdings, Inc.
3,210,000	6.000%, 3/1/2019[d]	3,901,476
	Safeway, Inc.
1,575,000	3.400%, 12/1/2016	1,615,268
	Tenet Healthcare Corporation
2,070,000	8.875%, 7/1/2019	2,323,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Consumer Non-Cyclical (6.7%) - continued
	Teva Pharmaceutical Finance IV BV
$ 4,225,000	3.650%, 11/10/2021	$4,297,395
	Tyson Foods, Inc.
3,940,000	6.850%, 4/1/2016	4,324,150

	Total Consumer Non-Cyclical	98,525,375

Energy (10.9%)
	Anadarko Petroleum Corporation
3,400,000	6.375%, 9/15/2017	3,941,056
1,940,000	6.450%, 9/15/2036	2,211,796
	BG Energy Capital plc
1,575,000	4.000%, 10/15/2021[d]	1,623,460
	BP Capital Markets plc
3,250,000	2.248%, 11/1/2016	3,270,725
3,525,000	4.500%, 10/1/2020	3,882,333
1,900,000	4.742%, 3/11/2021	2,152,043
	Canadian Natural Resources, Ltd.
2,275,000	3.450%, 11/15/2021	2,371,089
	CenterPoint Energy Resources Corporation
6,850,000	6.125%, 11/1/2017	7,852,655
	Chesapeake Energy Corporation
1,940,000	9.500%, 2/15/2015	2,221,300
	CNPC HK Overseas Capital, Ltd.
2,870,000	5.950%, 4/28/2041[d]	3,183,892
	Concho Resources, Inc.
1,280,000	6.500%, 1/15/2022	1,337,600
	Devon Energy Corporation
3,840,000	5.600%, 7/15/2041	4,616,939
	El Paso Pipeline Partners Operating Company, LLC
1,290,000	5.000%, 10/1/2021	1,327,686
	Enbridge Energy Partners, LP
950,000	5.200%, 3/15/2020	1,055,379
3,800,000	8.050%, 10/1/2037[f]	4,015,088
	Energy Transfer Partners, LP
5,120,000	6.700%, 7/1/2018	5,680,256
3,500,000	4.650%, 6/1/2021	3,428,586
	Enterprise Products Operating, LLC
2,600,000	7.034%, 1/15/2068	2,704,000
4,000,000	6.300%, 9/15/2017	4,684,512
	EQT Corporation
1,300,000	8.125%, 6/1/2019	1,524,860
	Gazprom OAO Via Gaz Capital SA
3,250,000	4.950%, 5/23/2016[d]	3,254,062
	Harvest Operations Corporation
1,300,000	6.875%, 10/1/2017[d]	1,345,500
	Inergy, LP
630,000	6.875%, 8/1/2021[f]	633,150
	Key Energy Services, Inc.
2,075,000	6.750%, 3/1/2021	2,075,000
	Kinder Morgan Energy Partners, LP
1,270,000	3.500%, 3/1/2016	1,320,446
1,250,000	5.950%, 2/15/2018	1,428,055
3,100,000	5.800%, 3/1/2021	3,508,183
	Linn Energy, LLC
3,250,000	7.750%, 2/1/2021	3,380,000
	Marathon Oil Corporation
2,364,000	5.900%, 3/15/2018	2,767,466
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
1,910,000	6.500%, 8/15/2021	1,988,787
1,300,000	6.250%, 6/15/2022	1,358,500
	Nabors Industries, Inc.
2,575,000	4.625%, 9/15/2021[d]	2,615,440
	Newfield Exploration Company
1,290,000	6.625%, 4/15/2016	1,328,700
710,000	5.750%, 1/30/2022	766,800
	Nexen, Inc.
1,910,000	7.400%, 5/1/2028	2,248,693
	Noble Energy, Inc.
3,100,000	8.250%, 3/1/2019	4,031,218
1,270,000	6.000%, 3/1/2041	1,469,337
	Odebrecht Drilling Norbe VIII/IX, Ltd.
1,225,000	6.350%, 6/30/2021[d]	1,261,750
	ONEOK Partners, LP
3,250,000	6.850%, 10/15/2037	3,946,023
	Peabody Energy Corporation
810,000	6.000%, 11/15/2018[d]	826,200
	Petrobras International Finance Company
2,050,000	5.750%, 1/20/2020	2,193,746
3,175,000	5.375%, 1/27/2021	3,335,658
	Pioneer Natural Resources Company
2,500,000	6.875%, 5/1/2018	2,827,440
	Plains All American Pipeline, LP
3,150,000	6.500%, 5/1/2018	3,663,778
	Plains Exploration & Production Company
1,870,000	8.625%, 10/15/2019	2,054,662
	Rowan Companies, Inc.
4,450,000	5.000%, 9/1/2017	4,675,873
	SandRidge Energy, Inc.
950,000	7.500%, 3/15/2021	942,875
	Schlumberger Investment SA
1,935,000	3.300%, 9/14/2021[d]	1,987,897
	Southwestern Energy Company
2,000,000	7.500%, 2/1/2018	2,305,000
	Spectra Energy Partners, LP
3,200,000	4.600%, 6/15/2021	3,343,859
	Statoil ASA
2,600,000	3.150%, 1/23/2022	2,673,975
	Suncor Energy, Inc.
4,710,000	6.100%, 6/1/2018	5,575,528
	Transocean, Inc.
2,200,000	5.050%, 12/15/2016	2,246,363
1,920,000	7.375%, 4/15/2018	2,066,285
	Valero Energy Corporation
3,125,000	6.125%, 2/1/2020	3,476,022
	Weatherford International, Inc.
2,245,000	6.350%, 6/15/2017	2,508,092
	Weatherford International, Ltd.
4,500,000	6.000%, 3/15/2018	5,006,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Energy (10.9%) - continued
	Woodside Finance, Ltd.
$ 3,125,000	4.500%, 11/10/2014[d]	$3,290,341

	Total Energy	158,812,816

Financials (25.5%)
	Abbey National Capital Trust I
3,090,000	8.963%, 12/29/2049[g]	2,781,000
	Aegon NV
2,600,000	2.397%, 7/29/2049[b,g]	1,121,900
	Ally Financial, Inc.
1,900,000	4.500%, 2/11/2014	1,833,500
1,570,000	7.500%, 9/15/2020	1,585,700
	American Express Credit Corporation
5,175,000	2.800%, 9/19/2016	5,200,358
	American International Group, Inc.
3,225,000	4.250%, 9/15/2014	3,131,888
3,000,000	6.400%, 12/15/2020	3,027,690
	Associated Banc Corporation
3,180,000	5.125%, 3/28/2016	3,277,658
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	4,129,205
	AXA SA
3,900,000	6.463%, 12/14/2018[d,g]	2,476,500
	Axis Specialty Finance, LLC
3,250,000	5.875%, 6/1/2020	3,341,328
	Banco do Brasil SA
2,555,000	5.875%, 1/26/2022[d]	2,557,555
	Bank of America Corporation
3,200,000	6.500%, 8/1/2016	3,222,624
2,580,000	5.625%, 10/14/2016	2,475,200
3,300,000	5.750%, 12/1/2017	3,116,919
3,880,000	7.625%, 6/1/2019	4,012,762
2,560,000	5.875%, 1/5/2021	2,436,677
	Bank of Nova Scotia
3,855,000	2.150%, 8/3/2016[d]	3,882,185
	Barclays Bank plc
5,000,000	2.500%, 9/21/2015[d,f]	4,932,320
	BBVA International Preferred SA Unipersonal
3,150,000	5.919%, 12/29/2049[f,g]	2,085,398
	Bear Stearns Companies, LLC
2,100,000	4.650%, 7/2/2018	2,146,874
	Berkshire Hathaway, Inc.
3,215,000	3.750%, 8/15/2021	3,340,533
	Blackstone Holdings Finance Company, LLC
3,140,000	5.875%, 3/15/2021[d]	3,064,006
	Boston Properties, LP
3,750,000	5.875%, 10/15/2019	4,223,104
	Capital One Capital V
1,925,000	10.250%, 8/15/2039	1,997,188
	Capital One Financial Corporation
1,500,000	6.150%, 9/1/2016	1,560,798
3,210,000	4.750%, 7/15/2021	3,303,453
	CIT Group, Inc.
950,000	5.250%, 4/1/2014[d]	946,438
3,304,731	7.000%, 5/1/2017	3,304,731
	Citigroup, Inc.
3,125,000	6.010%, 1/15/2015	3,264,703
4,800,000	4.750%, 5/19/2015	4,861,243
2,700,000	6.125%, 5/15/2018	2,873,764
2,550,000	8.500%, 5/22/2019	3,001,569
1,940,000	6.125%, 8/25/2036	1,678,119
	CME Group Index Services, LLC
2,600,000	4.400%, 3/15/2018[d]	2,762,448
	CNA Financial Corporation
3,775,000	7.350%, 11/15/2019	4,207,238
1,300,000	5.875%, 8/15/2020	1,335,424
	CommonWealth REIT
3,150,000	6.250%, 8/15/2016	3,339,772
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,915,000	5.250%, 5/24/2041	1,877,225
1,290,000	11.000%, 12/29/2049[d,g]	1,509,300
	Corporacion Andina de Fomento
1,540,000	8.125%, 6/4/2019	1,891,587
	Credit Suisse of New York, Convertible
1,280,000	0.500%, 6/22/2018[h]	1,220,864
	Discover Bank
1,875,000	8.700%, 11/18/2019	2,137,847
2,200,000	7.000%, 4/15/2020[f]	2,301,790
	DnB NOR Boligkreditt
4,400,000	2.900%, 3/29/2016[d]	4,473,022
	Eksportfinans ASA
3,250,000	2.375%, 5/25/2016	2,632,286
	Fairfax Financial Holdings, Ltd.
2,875,000	5.800%, 5/15/2021[d]	2,740,441
	Fifth Third Bancorp
3,210,000	0.983%, 12/20/2016[b]	2,829,185
2,800,000	5.450%, 1/15/2017	2,952,258
	Fifth Third Capital Trust IV
1,950,000	6.500%, 4/15/2067	1,911,000
	FUEL Trust
1,275,000	4.207%, 4/15/2016[d]	1,285,824
3,200,000	3.984%, 6/15/2016[d]	3,199,568
	GE Capital Trust I
4,500,000	6.375%, 11/15/2067	4,421,250
	General Electric Capital Corporation
1,900,000	6.000%, 8/7/2019	2,182,393
2,500,000	4.375%, 9/16/2020	2,554,713
1,600,000	5.300%, 2/11/2021	1,710,323
1,550,000	6.750%, 3/15/2032	1,814,959
	Goldman Sachs Group, Inc.
3,250,000	6.250%, 9/1/2017	3,397,670
2,850,000	5.950%, 1/18/2018	2,919,030
3,250,000	5.250%, 7/27/2021	3,170,505
1,260,000	6.750%, 10/1/2037	1,172,446
	Health Care Property Investors, Inc.
3,100,000	5.625%, 5/1/2017	3,287,680
	Health Care REIT, Inc.
3,200,000	6.125%, 4/15/2020	3,315,565
3,150,000	4.950%, 1/15/2021	3,012,156
	HSBC USA, Inc.
1,900,000	5.000%, 9/27/2020	1,795,513
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,229,996

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Financials (25.5%) - continued
	Hutchinson Whampoa Finance, Ltd.
$ 2,550,000	6.000%, 12/29/2049[d,g]	$2,537,250
	Icahn Enterprises, LP
1,290,000	7.750%, 1/15/2016	1,338,375
	ING Bank NV
3,150,000	2.500%, 1/14/2016[d]	3,093,231
	International Lease Finance Corporation
1,600,000	5.750%, 5/15/2016	1,484,067
3,125,000	6.750%, 9/1/2016[d]	3,203,125
	J.P. Morgan Chase & Company
1,600,000	3.150%, 7/5/2016	1,607,488
3,150,000	5.500%, 10/15/2040	3,264,058
3,200,000	7.900%, 4/29/2049[g]	3,407,008
	J.P. Morgan Chase Bank NA
3,215,000	5.875%, 6/13/2016	3,480,022
	J.P. Morgan Chase Capital XXV
3,100,000	6.800%, 10/1/2037	3,111,625
	KeyCorp
4,575,000	5.100%, 3/24/2021	4,750,955
	Kilroy Realty, LP
2,565,000	4.800%, 7/15/2018	2,533,438
	LBG Capital No. 1 plc
1,900,000	7.875%, 11/1/2020[d]	1,440,200
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	3,070,713
1,875,000	4.750%, 10/1/2020	1,905,328
	Marsh & McLennan Companies, Inc.
1,925,000	4.800%, 7/15/2021	2,107,041
	Merrill Lynch & Company, Inc.
3,050,000	6.875%, 4/25/2018	3,007,114
3,000,000	7.750%, 5/14/2038	2,850,366
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[d]	726,250
	MetLife Capital Trust X
2,250,000	9.250%, 4/8/2038[d]	2,570,625
	Morgan Stanley
3,125,000	4.200%, 11/20/2014	3,013,878
2,580,000	5.375%, 10/15/2015	2,520,993
3,730,000	6.625%, 4/1/2018	3,683,162
1,900,000	5.625%, 9/23/2019	1,759,550
4,700,000	5.500%, 1/26/2020	4,278,293
	MUFG Capital Finance 1, Ltd.
3,230,000	6.346%, 7/29/2049[g]	3,280,520
	National Bank of Canada
3,890,000	2.200%, 10/19/2016[d]	3,922,205
	National City Bank
5,050,000	5.800%, 6/7/2017	5,559,484
	Nationwide Building Society
2,400,000	6.250%, 2/25/2020[d]	2,381,234
	Nordea Bank AB
3,170,000	4.875%, 5/13/2021[d]	2,679,309
	ORIX Corporation
4,450,000	5.000%, 1/12/2016	4,674,850
	PNC Financial Services Group, Inc.
3,210,000	6.750%, 7/29/2049[f,g]	3,139,155
	Preferred Term Securities XXIII, Ltd.
4,688,188	0.746%, 12/22/2036[b,e]	1,875,275
	ProLogis, LP
2,550,000	6.250%, 3/15/2017	$2,754,798
1,930,000	6.875%, 3/15/2020	2,142,927
	Prudential Financial, Inc.
1,250,000	6.200%, 1/15/2015	1,365,944
3,125,000	5.375%, 6/21/2020	3,344,472
1,120,000	5.700%, 12/14/2036	1,111,998
1,425,000	6.200%, 11/15/2040	1,491,127
	QBE Capital Funding III, Ltd.
2,240,000	7.250%, 5/24/2041[d]	1,972,405
	Rabobank Capital Funding Trust II
2,126,000	5.260%, 12/29/2049[d,g]	1,994,715
	Regions Bank
1,930,000	7.500%, 5/15/2018	1,910,700
	Regions Financial Corporation
3,175,000	5.750%, 6/15/2015	3,032,125
	Reinsurance Group of America, Inc.
3,785,000	5.625%, 3/15/2017	4,119,310
	Royal Bank of Scotland plc
2,500,000	4.875%, 3/16/2015	2,390,455
	Simon Property Group, LP
2,280,000	5.750%, 12/1/2015	2,550,791
1,250,000	10.350%, 4/1/2019	1,715,875
2,000,000	5.650%, 2/1/2020	2,292,116
	SLM Corporation
3,200,000	5.000%, 10/1/2013	3,200,000
3,300,000	5.375%, 5/15/2014	3,302,313
3,670,000	6.250%, 1/25/2016	3,568,998
	SSIF Nevada, LP
3,250,000	1.101%, 4/14/2014[b,d]	3,198,458
	SunTrust Banks, Inc.
3,170,000	3.600%, 4/15/2016	3,228,128
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/29/2049[d,g]	3,569,404
	TD Ameritrade Holding Corporation
3,775,000	5.600%, 12/1/2019	4,081,711
	U.S. Bank National Association
3,200,000	3.778%, 4/29/2020	3,295,235
	UnitedHealth Group, Inc.
2,500,000	6.500%, 6/15/2037	3,179,588
	Unum Group
2,500,000	7.125%, 9/30/2016	2,852,768
	Ventas Realty, LP
3,200,000	4.750%, 6/1/2021	3,088,467
	Wachovia Bank NA
2,025,000	4.875%, 2/1/2015	2,145,603
	Wachovia Corporation
2,500,000	5.250%, 8/1/2014	2,636,933
	WEA Finance, LLC
1,500,000	7.125%, 4/15/2018[d]	1,676,435
	WellPoint, Inc.
3,215,000	3.700%, 8/15/2021	3,304,023
	Wells Fargo & Company
2,520,000	2.625%, 12/15/2016	2,518,463
3,815,000	4.600%, 4/1/2021	4,183,842
	Willis North America, Inc.
3,500,000	6.200%, 3/28/2017	3,848,299
1,900,000	7.000%, 9/29/2019	2,115,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Financials (25.5%) - continued
	ZFS Finance USA Trust II
$ 2,500,000	6.450%, 12/15/2065[d,f]	$2,275,000

	Total Financials	372,500,798

Foreign Government (4.7%)
	Brazil Government International Bond
1,930,000	4.875%, 1/22/2021	2,156,775
	Chile Government International Bond
4,520,000	3.250%, 9/14/2021	4,644,300
	Export-Import Bank of Korea
2,580,000	4.375%, 9/15/2021[f]	2,550,141
	Finland Government International Bond
5,100,000	2.250%, 3/17/2016[d]	5,332,055
	Hydro Quebec
3,200,000	2.000%, 6/30/2016	3,266,685
	Korea Development Bank
2,500,000	4.375%, 8/10/2015	2,573,590
	Mexico Government International Bond
3,150,000	5.125%, 1/15/2020	3,598,875
2,230,000	6.050%, 1/11/2040	2,726,175
	Province of British Columbia
3,830,000	2.100%, 5/18/2016	3,985,031
3,250,000	2.650%, 9/22/2021	3,344,250
	Province of New Brunswick
3,850,000	2.750%, 6/15/2018	4,024,536
	Province of Ontario
10,500,000	2.300%, 5/10/2016	10,812,931
3,230,000	1.600%, 9/21/2016	3,220,055
8,680,000	3.000%, 7/16/2018	9,129,051
	Province of Quebec
3,230,000	5.125%, 11/14/2016	3,756,613
4,507,000	2.750%, 8/25/2021	4,501,984

	Total Foreign Government	69,623,047

Mortgage-Backed Securities (6.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
13,000,000	3.000%, 1/1/2027[i]	13,418,444
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
11,375,000	3.000%, 1/1/2027[i]	11,746,462
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
27,485,000	4.500%, 1/1/2042[i]	29,245,772
19,675,000	5.000%, 1/1/2042[i]	21,255,158
11,400,000	6.000%, 1/1/2042[i]	12,552,472

	Total Mortgage-Backed Securities	88,218,308

Technology (1.5%)
	Amkor Technology, Inc.
3,190,000	6.625%, 6/1/2021	3,070,375
	CA, Inc.
3,075,000	5.375%, 12/1/2019	3,354,112
	Equinix, Inc.
1,800,000	8.125%, 3/1/2018	1,962,000
640,000	7.000%, 7/15/2021	675,200
	Hewlett-Packard Company
3,200,000	2.650%, 6/1/2016	3,175,190
1,300,000	4.650%, 12/9/2021	1,371,604
	Seagate HDD Cayman
1,260,000	7.750%, 12/15/2018[d]	1,340,325
	Texas Instruments, Inc.
5,000,000	2.375%, 5/16/2016	5,208,355
	Xerox Corporation
1,250,000	6.400%, 3/15/2016	1,398,670
950,000	5.625%, 12/15/2019	1,037,762

	Total Technology	22,593,593

Transportation (2.2%)
	American Airlines Pass Through Trust
1,783,373	10.375%, 7/2/2019	1,897,062
	Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
1,300,000	8.250%, 1/15/2019	1,290,250
	Burlington Northern Santa Fe, LLC
3,200,000	5.400%, 6/1/2041	3,699,245
	Continental Airlines, Inc.
2,200,000	6.750%, 9/15/2015[d]	2,095,500
1,042,716	7.250%, 11/10/2019	1,111,796
	CSX Corporation
1,293,000	7.900%, 5/1/2017	1,610,662
1,280,000	4.250%, 6/1/2021	1,367,690
1,807,000	6.220%, 4/30/2040	2,213,555
	Delta Air Lines, Inc.
2,478,366	4.950%, 11/23/2019[f]	2,524,836
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[d]	3,719,600
1,915,000	4.500%, 8/16/2021[d]	1,964,108
	Kansas City Southern de Mexico SA de CV
480,000	6.125%, 6/15/2021	493,200
	Navios Maritime Holdings, Inc.
1,510,000	8.875%, 11/1/2017[f]	1,438,275
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
480,000	9.250%, 4/15/2019[d]	384,000
	Railamerica, Inc.
1,940,000	9.250%, 7/1/2017	2,119,450
	Union Pacific Corporation
1,920,000	4.750%, 9/15/2041	2,091,752
	US Airways Group, Inc.
2,128,990	6.250%, 4/22/2023	1,966,655

	Total Transportation	31,987,636

U.S. Government and Agencies (6.4%)
	U.S. Treasury Bonds
1,500,000	4.375%, 5/15/2041	1,954,453
	U.S. Treasury Bonds, TIPS
6,500,668	0.625%, 7/15/2021	6,953,709
	U.S. Treasury Notes
3,400,000	1.500%, 6/30/2016	3,516,079
6,500,000	1.000%, 8/31/2016	6,571,097

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (96.0%)	Value
U.S. Government and Agencies (6.4%) - continued
$ 8,400,000	1.000%, 10/31/2016	$8,481,379
4,520,000	0.875%, 12/31/2016	4,528,122
3,000,000	3.000%, 2/28/2017	3,317,814
3,190,000	2.875%, 3/31/2018	3,522,956
7,110,000	2.375%, 6/30/2018	7,618,806
5,160,000	3.625%, 2/15/2020	5,984,393
9,500,000	3.500%, 5/15/2020	10,928,715
7,020,000	2.625%, 11/15/2020	7,557,465
7,605,000	3.125%, 5/15/2021	8,491,454
7,470,000	2.125%, 8/15/2021	7,661,419
2,000,000	3.875%, 8/15/2040	2,397,500
	U.S. Treasury Notes, TIPS
3,980,569	0.125%, 4/15/2016	4,149,461

	Total U.S. Government and Agencies	93,634,822

U.S. Municipals (0.5%)
	California General Obligation Bonds (Build America Bonds)
1,280,000	7.950%, 3/1/2036	1,447,398
	Denver, Colorado City & County Airport Revenue Bonds
2,550,000	5.250%, 11/15/2022	2,903,354
	Illinois State General Obligation Bonds
3,175,000	5.877%, 3/1/2019	3,418,427

	Total U.S. Municipals	7,769,179

Utilities (4.8%)
	AES Corporation
1,565,000	7.750%, 10/15/2015	1,701,938
740,000	7.375%, 7/1/2021[d,f]	797,350
	Ameren Illinois Company
3,200,000	6.125%, 11/15/2017	3,745,539
	Cleveland Electric Illuminating Company
1,775,000	5.700%, 4/1/2017	1,952,571
	Columbus Southern Power Company
2,400,000	6.050%, 5/1/2018	2,822,827
	Comision Federal de Electricidad
1,125,000	4.875%, 5/26/2021[d]	1,158,750
	Commonwealth Edison Company
1,500,000	6.150%, 9/15/2017	1,781,268
	Dolphin Subsidiary II, Inc.
3,230,000	6.500%, 10/15/2016[d]	3,439,950
	Dominion Resources, Inc.
2,540,000	2.879%, 9/30/2066[b]	2,134,540
	DTE Energy Company
2,500,000	6.375%, 4/15/2033	3,027,178
	Exelon Generation Company, LLC
1,050,000	5.200%, 10/1/2019	1,153,418
2,500,000	4.000%, 10/1/2020	2,569,967
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,712,804
	ITC Holdings Corporation
3,000,000	5.875%, 9/30/2016[d]	3,415,449
2,600,000	6.050%, 1/31/2018[d]	3,033,547
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,821,535
	NiSource Finance Corporation
2,800,000	6.400%, 3/15/2018	3,219,586
3,200,000	5.450%, 9/15/2020	3,544,502
	NRG Energy, Inc.
1,930,000	7.875%, 5/15/2021[d]	1,881,750
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	1,879,505
	Ohio Power Company
2,200,000	5.375%, 10/1/2021	2,523,609
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	4,140,293
	Power Receivables Finance, LLC
197,093	6.290%, 1/1/2012[e,f]	197,035
	PSEG Power, LLC
3,600,000	5.000%, 4/1/2014	3,855,013
1,300,000	5.320%, 9/15/2016	1,449,989
	Southern Star Central Corporation
1,600,000	6.750%, 3/1/2016	1,628,000
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	3,219,687
	Union Electric Company
2,900,000	6.400%, 6/15/2017	3,466,384

	Total Utilities	70,273,984

	Total Long-Term Fixed Income (cost $1,362,502,405)	1,403,755,150

Shares	Preferred Stock (0.4%)
Financials (0.4%)
83,918	Citigroup Capital XII, 8.500%	2,111,377
22,000	Citigroup, Inc., Convertible[j]	1,787,500
359,990	Federal National Mortgage Association, 8.250%[g,k]	496,786
81,250	HSBC Holdings plc, 8.000%[g]	2,117,375

	Total Financials	6,513,038

	Total Preferred Stock (cost $13,195,804)	6,513,038

	Common Stock (<0.1%)
Financials (<0.1%)
17,331	CIT Group, Inc.[k]	604,332

	Total Financials	604,332

	Total Common Stock (cost $554,987)	604,332

	Collateral Held for Securities Loaned (1.9%)
27,407,116	Thrivent Financial Securities Lending Trust	27,407,116

	Total Collateral Held for Securities Loaned (cost $27,407,116)	27,407,116

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Short-Term Investments (7.0%)[l]	Value
	Federal Home Loan Bank Discount Notes
$ 7,000,000	0.020%, 1/6/2012[m]	$6,999,980
21,000,000	0.015%, 1/20/2012[m]	20,999,834
21,000,000	0.010%, 2/22/2012[m]	20,999,697
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.005%, 2/8/2012[m]	4,999,973
10,000,000	0.005%, 2/17/2012[m]	9,999,935
	Federal National Mortgage Association Discount Notes
13,000,000	0.010%, 1/9/2012[m]	12,999,971
5,000,000	0.020%, 1/17/2012[m]	4,999,956
1,800,000	0.105%, 2/22/2012[m,n]	1,799,731
	Straight-A Funding, LLC
10,000,000	0.190%, 2/13/2012[d,m]	9,997,731
8,000,000	0.190%, 3/2/2012[d,m]	7,997,424

	Total Short-Term Investments (at amortized cost)	101,794,232

	Total Investments (cost $1,522,054,760) 106.4%	$1,556,170,137

	Other Assets and Liabilities, Net (6.4%)	(93,100,676)

	Total Net Assets 100.0%	$1,463,069,461

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
c	All or a portion of the security is insured or guaranteed.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $228,810,259 or 15.6% of total net assets.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
JBS Finance II, Ltd.	7/22/2010	$1,232,925
Power Receivables Finance, LLC	9/30/2003	197,035
Preferred Term Securities XXIII, Ltd.	9/14/2006	4,688,188
Wachovia Bank Commercial Mortgage Trust	5/2/2007	7,500,408

f	All or a portion of the security is on loan.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
J	Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
n	At December 31, 2011, $1,729,742 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT - Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

TIPS - Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$75,806,913
Gross unrealized depreciation	(41,704,901)

Net unrealized appreciation (depreciation)	$34,102,012

Cost for federal income tax purposes	$1,522,068,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Income Portfolio's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Capital Goods	617,856	—	617,856	—
Communications Services	2,024,354	—	2,024,354	—
Consumer Cyclical	2,405,194	—	2,405,194	—
Consumer Non-Cyclical	1,925,970	—	1,925,970	—
Energy	1,587,525	—	1,587,525	—
Financials	1,411,378	—	1,411,378	—
Technology	3,732,634	—	3,732,634	—
Transportation	2,391,358	—	2,391,358	—
Long-Term Fixed Income
Asset-Backed Securities	13,620,579	—	13,620,579	—
Basic Materials	80,356,307	—	80,356,307	—
Capital Goods	40,276,094	—	40,276,094	—
Collateralized Mortgage Obligations	20,621,198	—	20,621,198	—
Commercial Mortgage-Backed
Securities	34,339,476	—	34,339,476	—
Communications Services	123,694,410	—	120,050,035	3,644,375
Consumer Cyclical	76,907,528	—	76,907,528	—
Consumer Non-Cyclical	98,525,375	—	98,525,375	—
Energy	158,812,816	—	158,812,816	—
Financials	372,500,798	—	369,404,659	3,096,139
Foreign Government	69,623,047	—	69,623,047	—
Mortgage-Backed Securities	88,218,308	—	88,218,308	—
Technology	22,593,593	—	22,593,593	—
Transportation	31,987,636	—	31,987,636	—
U.S. Government and Agencies	93,634,822	—	93,634,822	—
U.S. Municipals	7,769,179	—	7,769,179	—
Utilities	70,273,984	—	70,273,984	—
Preferred Stock
Financials	6,513,038	6,513,038	—	—
Common Stock
Financials	604,332	604,332	—	—
Collateral Held for Securities Loaned	27,407,116	27,407,116	—	—
Short-Term Investments	101,794,232	—	101,794,232	—

Total	$1,556,170,137	$34,524,486	$1,514,905,137	$6,740,514

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	884,106	884,106	—	—

Total Asset Derivatives	$884,106	$884,106	$—	$—

Liability Derivatives
Futures Contracts	3,326,675	3,326,675	—	—

Total Liability Derivatives	$3,326,675	$3,326,675	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Communications Services	—	—	5,593	—	—	3,638,782	—	3,644,375
Financials	2,871,390	—	(274,125)	1,280,000	(781,126)	—	—	3,096,139
Transportation	12,402,746	605,121	(1,067,406)	—	(8,931,602)	—	(3,008,859)	—

Total	$15,274,136	$605,121	($1,335,938)	$1,280,000	($9,712,728)	$3,638,782	($3,008,859)	$6,740,514

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2011 of ($519,170).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Note Futures	315	March 2012	$69,473,228	$69,472,267	($961)
5-Yr. U.S. Treasury Note Futures	(595)	March 2012	(72,987,954)	(73,338,397)	(350,443)
10-Yr. U.S. Treasury Note Futures	(1,435)	March 2012	(185,189,103)	(188,164,374)	(2,975,271)
20-Yr. U.S. Treasury Bond Futures	600	March 2012	86,003,394	86,887,500	884,106
Total Futures Contracts					($2,442,569)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	884,106
Total Interest Rate Contracts		884,106

Total Asset Derivatives		$884,106

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,326,675
Total Interest Rate Contracts		3,326,675

Total Liability Derivatives		$3,326,675

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Income Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(2,629)
Total Foreign Exchange Contracts		(2,629)
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(319,650)
Futures	Net realized gains/(losses) on Futures contracts	(3,483,681)
Total Interest Rate Contracts		(3,803,331)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(845,504)
Total Credit Contracts		(845,504)

Total		($4,651,464)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Income Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	132,150
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,522,189)
Total Interest Rate Contracts		(6,390,039)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	139,943
Total Credit Contracts		139,943

Total		($6,250,096)

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$403,900,545	28.6%	N/A	N/A	N/A	N/A	43
Foreign Exchange Contracts	N/A	N/A	$5,525	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$24,558,757	1.7%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011- December 31, 2011
High Yield Fund	$18,293,310	$—	$18,147,903	—	$—	$841,733
Thrivent Financial Securities Lending Trust	13,325,870	239,982,291	225,901,045	27,407,116	27,407,116	45,717
Total Value and Income Earned	31,619,180				27,407,116	887,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (107.6%)	Value
Asset-Backed Securities (3.0%)
	Countrywide Asset-Backed Certificates
$ 355,574	5.549%, 8/25/2021[a]	$312,086
	Countrywide Home Loans, Inc.
451,327	6.085%, 6/25/2021[a]	306,276
	Credit Based Asset Servicing and Securitization, LLC
382,968	5.501%, 12/25/2036	248,377
	First Horizon ABS Trust
1,100,927	0.424%, 10/25/2026[a,b]	804,116
987,272	0.454%, 10/25/2034[a,b]	625,628
	GMAC Mortgage Corporation Loan Trust
1,225,442	0.474%, 8/25/2035[a,b]	765,325
1,490,204	0.474%, 12/25/2036[a,b]	922,854
	Green Tree Financial Corporation
20,588	6.330%, 11/1/2029	21,041
	IndyMac Seconds Asset-Backed Trust
519,427	0.464%, 10/25/2036[a,b]	94,986
	Wachovia Asset Securitization, Inc.
1,236,517	0.434%, 7/25/2037[a,b,c]	895,259

	Total Asset-Backed Securities	4,995,948

Basic Materials (0.3%)
	Dow Chemical Company
27,000	7.375%, 11/1/2029	34,266
	Rio Tinto Alcan, Inc.
500,000	5.200%, 1/15/2014	534,138

	Total Basic Materials	568,404

Capital Goods (1.4%)
	Boeing Capital Corporation
375,000	2.125%, 8/15/2016	383,081
	Danaher Corporation
375,000	2.300%, 6/23/2016	389,770
	General Electric Company
600,000	5.000%, 2/1/2013	625,257
	Republic Services, Inc.
500,000	5.250%, 11/15/2021	566,944
	United Technologies Corporation
275,000	6.050%, 6/1/2036	349,043

	Total Capital Goods	2,314,095

Collateralized Mortgage Obligations (0.5%)
	Bear Stearns Mortgage Funding Trust
193,885	0.574%, 8/25/2036[b]	54,867
	Merrill Lynch Mortgage Investors, Inc.
1,013,443	2.612%, 6/25/2035	809,966

	Total Collateralized Mortgage Obligations	864,833

Commercial Mortgage-Backed Securities (6.0%)
	Banc of America Commercial Mortgage, Inc.
645,000	5.622%, 6/10/2049	691,631
	Bear Stearns Commercial Mortgage Securities, Inc.
1,148,248	0.428%, 3/15/2022[b,d]	1,116,181
	Commercial Mortgage Pass- Through Certificates
2,500,000	0.408%, 12/15/2020[b,d]	2,279,860
500,000	5.306%, 12/10/2046	542,204
	Credit Suisse Mortgage Capital Certificates
1,060,929	0.448%, 10/15/2021[b,d]	977,899
235,000	5.467%, 9/15/2039	249,926
	GE Capital Commercial Mortgage Corporation
432,808	4.641%, 3/10/2040	442,800
	GS Mortgage Securities Corporation II
2,000,000	1.317%, 3/6/2020[b,d]	1,982,290
	LB-UBS Commercial Mortgage Trust
900,000	4.786%, 10/15/2029	958,702
	Morgan Stanley Capital I
500,000	3.224%, 7/15/2049	517,648

	Total Commercial Mortgage- Backed Securities	9,759,141

Communications Services (1.5%)
	AT&T, Inc.
300,000	6.400%, 5/15/2038	370,613
	BellSouth Corporation
27,000	6.875%, 10/15/2031	33,647
	CBS Corporation
350,000	7.875%, 9/1/2023	436,888
	Cox Communications, Inc.
135,000	6.450%, 12/1/2036[d]	145,284
	Crown Castle Towers, LLC
500,000	4.174%, 8/15/2017[d]	512,074
	News America, Inc.
275,000	6.400%, 12/15/2035	301,343
	Telecom Italia Capital SA
300,000	5.250%, 10/1/2015	275,199
	Time Warner Cable, Inc.
300,000	7.300%, 7/1/2038	364,547
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	37,603

	Total Communications Services	2,477,198

Consumer Cyclical (1.6%)
	California Institute of Technology
325,000	4.700%, 11/1/2111	337,457
	Daimler Finance North America, LLC
27,000	8.500%, 1/18/2031	37,751
	Target Corporation
27,000	7.000%, 7/15/2031	36,419
	Time Warner, Inc.
27,000	7.625%, 4/15/2031	34,854
	Toyota Motor Credit Corporation
500,000	1.250%, 11/17/2014	502,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (107.6%)	Value
Consumer Cyclical (1.6%) - continued
	University of Southern California
$ 275,000	5.250%, 10/1/2111	$345,043
	Wal-Mart Stores, Inc.
527,000	7.550%, 2/15/2030	769,559
	Walt Disney Company
500,000	5.625%, 9/15/2016	592,248

	Total Consumer Cyclical	2,656,121

Consumer Non-Cyclical (2.2%)
	AmerisourceBergen Corporation
500,000	4.875%, 11/15/2019	560,645
	Boston Scientific Corporation
275,000	7.000%, 11/15/2035	316,782
	Colgate-Palmolive Company
500,000	1.250%, 5/1/2014	506,771
	GlaxoSmithKline Capital, Inc.
300,000	6.375%, 5/15/2038	401,416
	Kellogg Company
600,000	4.250%, 3/6/2013	623,013
27,000	7.450%, 4/1/2031	36,820
	Kraft Foods, Inc.
27,000	6.500%, 11/1/2031	33,567
	Philip Morris International, Inc.
300,000	6.375%, 5/16/2038	391,108
	Wyeth
550,000	6.000%, 2/15/2036	702,708

	Total Consumer Non-Cyclical	3,572,830

Energy (1.5%)
	Anadarko Finance Company
27,000	7.500%, 5/1/2031	32,667
	BP Capital Markets plc
350,000	1.153%, 12/6/2013[b]	350,870
	Cameron International Corporation
200,000	4.500%, 6/1/2021	214,698
	ConocoPhillips Holding Company
27,000	6.950%, 4/15/2029	36,809
	Devon Financing Corporation, ULC
27,000	7.875%, 9/30/2031	38,192
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	499,241
	Petrobras International Finance Company
325,000	5.375%, 1/27/2021	341,445
	Petro-Canada
300,000	6.800%, 5/15/2038	387,352
	Valero Energy Corporation
500,000	4.750%, 6/15/2013	523,387

	Total Energy	2,424,661

Financials (7.9%)
	African Development Bank
250,000	6.875%, 10/15/2015	291,294
	AXA SA
27,000	8.600%, 12/15/2030	26,592
	BAC Capital Trust XI
275,000	6.625%, 5/23/2036	241,192
	Barclays Bank plc
500,000	2.375%, 1/13/2014	489,388
300,000	5.000%, 9/22/2016	310,699
	Bear Stearns Companies, LLC
500,000	4.650%, 7/2/2018	511,161
	BNP Paribas SA
803,000	3.313%, 12/20/2014[b]	756,086
	Chubb Corporation
600,000	6.500%, 5/15/2038	771,533
	Citigroup, Inc.
500,000	1.302%, 4/1/2014[b]	471,163
250,000	4.700%, 5/29/2015	254,138
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
350,000	4.750%, 1/15/2020[d]	372,249
	Danske Bank AS
500,000	3.875%, 4/14/2016[d]	464,144
	Fifth Third Bancorp
325,000	3.625%, 1/25/2016	329,742
	FUEL Trust
150,000	4.207%, 4/15/2016[d]	151,273
200,000	3.984%, 6/15/2016[d]	199,973
	General Electric Capital Corporation
475,000	5.875%, 1/14/2038	503,304
	HCP, Inc.
325,000	3.750%, 2/1/2016	330,676
	Health Care REIT, Inc.
450,000	6.125%, 4/15/2020	466,251
	HSBC Finance Corporation
650,000	6.375%, 11/27/2012	668,551
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	310,724
	International Lease Finance Corporation
850,000	5.875%, 5/1/2013	837,250
	J.P. Morgan Chase & Company
250,000	3.450%, 3/1/2016	253,988
	Lloyds TSB Bank plc
350,000	5.800%, 1/13/2020[d]	332,282
	Marsh & McLennan Companies, Inc.
185,000	5.750%, 9/15/2015	204,878
375,000	4.800%, 7/15/2021	410,463
	MetLife, Inc.
200,000	5.000%, 6/15/2015	217,879
	Northern Trust Corporation
500,000	3.450%, 11/4/2020	514,862
	Preferred Term Securities XXIII, Ltd.
1,004,612	0.746%, 12/22/2036[b,c]	401,845
	Prudential Financial, Inc.
275,000	5.700%, 12/14/2036	273,035
	Royal Bank of Canada
500,000	1.128%, 10/30/2014[b]	498,566
	SSIF Nevada, LP
500,000	1.101%, 4/14/2014[b,d]	492,071
	Wachovia Bank NA
500,000	4.875%, 2/1/2015	529,779
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[e]	50

	Total Financials	12,887,081

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (107.6%)	Value
Foreign Government (3.0%)
	Bank Nederlandse Gemeenten
$ 750,000	4.375%, 2/16/2021[d]	$799,432
	Chile Government International Bond
350,000	3.875%, 8/5/2020	378,875
	Finland Government International Bond
500,000	2.250%, 3/17/2016[d]	522,751
	Hydro-Quebec
27,000	8.400%, 1/15/2022	39,481
	Italy Government International Bond
200,000	4.375%, 6/15/2013	196,712
700,000	5.375%, 6/12/2017	648,114
	Nova Scotia Government Notes
250,000	7.250%, 7/27/2013	272,693
	Province of British Columbia
750,000	2.650%, 9/22/2021	771,750
	Province of New Brunswick
250,000	2.750%, 6/15/2018	261,333
	Quebec Government Notes
400,000	4.875%, 5/5/2014[f]	436,254
400,000	7.500%, 7/15/2023	570,830

	Total Foreign Government	4,898,225

Mortgage-Backed Securities (31.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
808	6.500%, 10/1/2012	830
813	6.500%, 1/1/2013	850
978	6.000%, 9/1/2013	1,061
962	5.500%, 3/1/2014	1,042
5,800	6.000%, 4/1/2014	6,290
2,714	7.000%, 10/1/2014	2,890
5,162	6.500%, 3/1/2016	5,580
11,928	6.000%, 6/1/2016	12,958
10,980	6.000%, 9/1/2016	11,928
132,945	7.000%, 6/1/2017	144,925
174,452	5.500%, 12/1/2017	189,188
5,000,000	3.000%, 1/1/2027[g]	5,160,940
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,243	6.500%, 4/1/2024	4,758
4,033	7.000%, 5/1/2024	4,637
1,195	7.500%, 8/1/2025	1,382
14,008	8.500%, 11/1/2025	16,783
1,531	8.000%, 1/1/2026	1,810
1,690	7.000%, 4/1/2027	1,962
2,532	7.500%, 7/1/2027	2,936
4,408	7.000%, 8/1/2027	5,115
2,387	7.500%, 10/1/2027	2,774
2,790	7.000%, 5/1/2028	3,245
17,417	6.000%, 8/1/2028	19,402
6,061	6.500%, 2/1/2029	6,945
16,310	6.000%, 3/1/2029	18,169
9,366	7.500%, 10/1/2029	10,918
4,081	7.500%, 11/1/2029	4,757
5,849	6.500%, 5/1/2031	6,673
25,844	6.000%, 6/1/2031	28,788
6,525	7.000%, 6/1/2031	7,491
6,923	7.000%, 6/1/2031	7,947
19,796	6.000%, 7/1/2031	22,051
7,222	7.000%, 9/1/2031	8,291
10,070	6.500%, 10/1/2031	11,488
113,812	6.000%, 1/1/2032	126,780
25,307	6.000%, 1/1/2032	28,191
15,058	7.000%, 5/1/2032	17,304
114,482	6.500%, 7/1/2032	130,316
122,786	6.500%, 10/1/2032	139,769
174,532	6.000%, 11/1/2032	194,419
11,500,000	5.000%, 1/1/2042[g]	12,357,106
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
208	8.000%, 7/1/2012	213
433	6.500%, 12/1/2012	445
1,745	6.500%, 6/1/2013	1,822
3,538	6.000%, 12/1/2013	3,819
7,250,000	3.000%, 1/1/2027[g]	7,486,756
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,973	10.500%, 8/1/2020	4,614
2,747	8.000%, 12/1/2024	3,197
3,329	7.000%, 10/1/2025	3,843
13,548	6.500%, 11/1/2025	15,129
622	8.500%, 12/1/2025	729
2,420	7.500%, 1/1/2026	2,804
3,940	6.500%, 5/1/2026	4,501
2,145	8.000%, 9/1/2026	2,508
4,806	7.500%, 2/1/2027	5,584
3,452	7.000%, 3/1/2027	3,997
4,357	9.000%, 11/1/2027	5,130
1,936	7.000%, 1/1/2028	2,248
39,413	7.500%, 2/1/2028	45,902
3,431	6.000%, 5/1/2028	3,825
1,456	6.500%, 9/1/2028	1,664
10,037	7.000%, 10/1/2028	11,681
24,944	7.500%, 11/1/2028	28,982
6,769	6.500%, 2/1/2029	7,738
21,501	6.000%, 3/1/2029	23,967
12,189	7.000%, 3/1/2029	14,214
26,637	6.500%, 4/1/2029	30,451
2,499	6.500%, 8/1/2029	2,857
7,631	7.500%, 8/1/2029	8,923
6,912	7.000%, 10/1/2029	8,061
7,018	7.500%, 12/1/2029	8,205
4,326	8.000%, 4/1/2030	5,082
1,741	7.500%, 12/1/2030	2,039
38,165	6.000%, 5/1/2031	42,543
107,667	6.500%, 4/1/2032	122,273
77,594	6.500%, 5/1/2032	88,121
63,867	7.000%, 5/1/2032	74,036
302,623	6.500%, 7/1/2032	343,676
148,871	6.500%, 8/1/2032	169,067
14,450,000	4.500%, 1/1/2042[g]	15,375,710
7,500,000	6.000%, 1/1/2042[g]	8,258,205
	Government National Mortgage Association 15-Yr. Pass Through
2,220	7.000%, 9/15/2013	2,326

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (107.6%)	Value
Mortgage-Backed Securities (31.2%) - continued
	Government National Mortgage Association 30-Yr. Pass Through
$ 4,749	7.500%, 3/15/2023	$5,521
1,662	7.000%, 1/15/2024	1,923
2,397	9.000%, 9/15/2024	2,876
2,556	8.000%, 6/15/2025	3,020
1,799	8.000%, 9/15/2026	2,125
7,720	7.500%, 10/15/2027	9,035
6,377	7.000%, 11/15/2027	7,414
1,530	7.000%, 1/15/2028	1,782
6,633	6.500%, 7/15/2028	7,690
5,621	7.000%, 8/15/2028	6,549
47,268	7.500%, 11/15/2028	55,429
8,021	6.500%, 12/15/2028	9,299
29,404	6.500%, 3/15/2029	34,090
2,915	6.500%, 4/15/2029	3,379
5,564	8.000%, 10/15/2030	6,627
11,007	7.500%, 1/15/2031	12,991
4,634	7.000%, 4/15/2031	5,439
14,759	6.500%, 6/15/2031	17,111
16,980	7.000%, 9/15/2031	19,928
173,340	6.500%, 1/15/2032	200,961
25,015	6.500%, 4/15/2032	29,001

	Total Mortgage-Backed Securities	51,399,766

Technology (0.7%)
	Hewlett-Packard Company
200,000	4.300%, 6/1/2021	205,086
	International Business Machines Corporation
500,000	1.000%, 8/5/2013	503,936
	Xerox Corporation
400,000	4.500%, 5/15/2021	405,386

	Total Technology	1,114,408

Transportation (0.5%)
	Delta Air Lines, Inc.
285,965	4.950%, 11/23/2019[f]	291,327
	Union Pacific Corporation
437,000	4.163%, 7/15/2022	474,307

	Total Transportation	765,634

U.S. Government and Agencies (44.2%)
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,035,354
	Federal Home Loan Banks
1,000,000	3.625%, 5/29/2013	1,045,959
5,000,000	0.310%, 9/16/2013[b]	5,002,420
850,000	4.500%, 9/16/2013	909,100
1,000,000	3.625%, 10/18/2013	1,056,879
3,750,000	5.000%, 11/17/2017	4,500,375
	Federal Home Loan Mortgage Corporation
500,000	3.750%, 6/28/2013	525,646
1,000,000	5.125%, 11/17/2017	1,204,092
350,000	6.750%, 3/15/2031	526,143
	Federal National Mortgage Association
1,000,000	0.625%, 10/30/2014	998,182
500,000	5.960%, 9/11/2028	686,463
100,000	6.250%, 5/15/2029	140,787
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	290,870
	Tennessee Valley Authority
250,000	6.000%, 3/15/2013	267,160
350,000	5.250%, 9/15/2039	446,779
	U.S. Treasury Bonds
2,500,000	5.250%, 11/15/2028	3,446,875
3,975,000	4.375%, 5/15/2041	5,179,302
	U.S. Treasury Notes
3,500,000	0.375%, 8/31/2012	3,506,153
3,000,000	0.250%, 11/30/2013[f]	3,000,351
2,750,000	2.000%, 11/30/2013	2,840,772
1,500,000	2.250%, 5/31/2014	1,569,258
2,000,000	4.250%, 8/15/2014	2,203,124
3,000,000	2.375%, 8/31/2014	3,160,314
375,000	2.375%, 9/30/2014	395,654
600,000	1.250%, 10/31/2015	615,375
3,150,000	2.000%, 1/31/2016	3,323,250
4,000,000	2.625%, 2/29/2016	4,323,752
500,000	1.500%, 6/30/2016	517,071
1,500,000	1.000%, 10/31/2016	1,514,532
3,250,000	3.000%, 2/28/2017	3,594,298
1,000,000	2.250%, 11/30/2017	1,066,875
1,250,000	2.750%, 2/28/2018	1,370,507
4,500,000	2.375%, 6/30/2018	4,822,029
3,250,000	1.500%, 8/31/2018	3,297,479
3,300,000	3.125%, 5/15/2021	3,684,655
500,000	3.500%, 2/15/2039	562,422

	Total U.S. Government and Agencies	72,630,257

U.S. Municipals (0.2%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
350,000	5.720%, 12/1/2038	428,596

	Total U.S. Municipals	428,596

Utilities (1.9%)
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	488,553
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	337,246
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	33,204
	Kinder Morgan Energy Partners, LP
300,000	4.150%, 3/1/2022[f]	305,141
	National Rural Utilities Cooperative Finance Corporation
27,000	8.000%, 3/1/2032	38,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (107.6%)	Value
Utilities (1.9%) - continued
	Oncor Electric Delivery Company
$ 475,000	6.375%, 1/15/2015	$542,774
	ONEOK Partners, LP
275,000	6.650%, 10/1/2036	325,221
	Progress Energy, Inc.
400,000	7.000%, 10/30/2031	531,854
	Southern California Edison Company
225,000	5.000%, 1/15/2014	243,463
	Xcel Energy, Inc.
275,000	6.500%, 7/1/2036	353,023

	Total Utilities	3,198,496

	Total Long-Term Fixed Income (cost $172,583,010)	176,955,694

Shares	Collateral Held for Securities Loaned (2.5%)
4,114,838	Thrivent Financial Securities Lending Trust	4,114,838

	Total Collateral Held for Securities Loaned (cost $4,114,838)	4,114,838

Principal Amount	Short-Term Investments (20.1%)[h]
	Federal Home Loan Bank Discount Notes
3,000,000	0.010%, 1/18/2012[i]	2,999,986
4,000,000	0.015%, 1/20/2012[i]	3,999,969
	Federal Home Loan Mortgage Corporation Discount Notes
7,000,000	0.030%, 1/23/2012[i]	6,999,871
	Federal National Mortgage Association Discount Notes
19,000,000	0.010%, 1/11/2012[i]	18,999,947

	Total Short-Term Investments (at amortized cost)	32,999,773

	Total Investments (cost $209,697,621) 130.2%	$214,070,305

	Other Assets and Liabilities, Net (30.2%)	(49,607,970)

	Total Net Assets 100.0%	$164,462,335

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
Preferred Term Securities XXIII, Ltd.	9/14/2006	$1,004,612
Wachovia Asset Securitization, Inc.	3/16/2007	$1,236,517

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $10,347,763 or 6.3% of total net assets.
e	Defaulted security. Interest is not being accrued.
f	All or a portion of the security is on loan.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,146,134
Gross unrealized depreciation	(4,838,429)

Net unrealized appreciation (depreciation)	$4,307,705

Cost for federal income tax purposes	$209,762,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Bond Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	4,995,948	—	4,995,948	—
Basic Materials	568,404	—	568,404	—
Capital Goods	2,314,095	—	2,314,095	—
Collateralized Mortgage Obligations	864,833	—	864,833	—
Commercial Mortgage-Backed
Securities	9,759,141	—	9,759,141	—
Communications Services	2,477,198	—	2,477,198	—
Consumer Cyclical	2,656,121	—	2,656,121	—
Consumer Non-Cyclical	3,572,830	—	3,572,830	—
Energy	2,424,661	—	2,424,661	—
Financials	12,887,081	—	12,485,236	401,845
Foreign Government	4,898,225	—	4,898,225	—
Mortgage-Backed Securities	51,399,766	—	51,399,766	—
Technology	1,114,408	—	1,114,408	—
Transportation	765,634	—	765,634	—
U.S. Government and Agencies	72,630,257	—	72,630,257	—
U.S. Municipals	428,596	—	428,596	—
Utilities	3,198,496	—	3,198,496	—
Collateral Held for Securities Loaned	4,114,838	4,114,838	—	—
Short-Term Investments	32,999,773	—	32,999,773	—

Total	$214,070,305	$4,114,838	$209,553,622	$401,845

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Bond Index Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation / (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Asset-Backed Securities	1,095,928	—	24,051	—	(224,720)	—	(895,259)	—
Financials	615,298	—	(46,069)	—	(167,384)	—	—	401,845

Total	$1,711,226	$—	($22,018)	$—	($392,104)	$—	($895,259)	$401,845

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2011 of ($125,576).

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$357,000	$50,137,813	$46,379,975	4,114,838	$4,114,838	$4,186
Total Value and Income Earned	357,000				4,114,838	4,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (99.6%)	Value
Asset-Backed Securities (11.1%)
	Avis Budget Rental Car Funding
$5,500,000	2.370%, 11/20/2014[a]	$5,491,585
	Bank of America Auto Trust
2,984,136	1.390%, 3/15/2014[a]	2,991,519
	Carrington Mortgage Loan Trust
1,400,000	0.444%, 8/25/2036[b]	434,270
	Chrysler Financial Auto Securitization
2,048,048	2.820%, 1/15/2016	2,061,776
	Citibank Omni Master Trust
6,000,000	4.900%, 11/15/2018[a]	6,525,804
	CNH Equipment Trust
2,958,972	7.210%, 12/16/2013	3,012,237
	Countrywide Asset-Backed Certificates
711,149	5.549%, 8/25/2021[c]	624,171
	Countrywide Home Loans, Inc.
2,707,961	6.085%, 6/25/2021[c]	1,837,655
	Credit Based Asset Servicing and Securitization, LLC
1,838,248	5.501%, 12/25/2036	1,192,209
	Discover Card Master Trust
9,500,000	0.928%, 9/15/2015[b]	9,562,795
	Enterprise Fleet Financing, LLC
6,500,000	1.430%, 10/20/2016[a]	6,489,665
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[d,e]	2
	First Horizon ABS Trust
726,009	0.424%, 9/25/2029[b,c]	528,860
	First National Master Note Trust
7,500,000	1.628%, 7/15/2015[b]	7,530,525
	Ford Credit Auto Owner Trust
473,031	3.960%, 5/15/2013	474,202
	Fosse Master Issuer plc
6,500,000	1.805%, 10/18/2054[a,b]	6,475,228
	GE Capital Credit Card Master Note Trust
7,000,000	3.690%, 7/15/2015	7,110,243
	GMAC Mortgage Corporation Loan Trust
1,470,530	0.474%, 8/25/2035[b,c]	918,390
2,218,301	5.750%, 10/25/2036[c]	1,438,834
3,477,144	0.474%, 12/25/2036[b,c]	2,153,325
	GSAMP Trust
2,854,227	0.474%, 2/25/2036[b]	2,223,220
2,977,663	0.374%, 8/25/2036[b]	2,707,670
	Harley-Davidson Motorcycle Trust
380,225	3.190%, 11/15/2013	380,964
	John Deere Owner Trust
3,500,000	3.960%, 5/16/2016	3,540,205
	Mortgage Equity Conversion Asset Trust
6,003,303	0.610%, 1/25/2042[b,d]	5,312,923
5,931,795	0.590%, 2/25/2042[b,d]	5,249,639
	Nissan Auto Receivables Owner Trust
1,503,149	4.280%, 6/16/2014	1,505,284
6,000,000	4.740%, 8/17/2015	6,144,774
	Renaissance Home Equity Loan Trust
3,809,834	5.608%, 5/25/2036	1,687,886
1,250,000	5.285%, 1/25/2037	440,148
	Santander Drive Auto Receivables Trust
3,186,242	0.950%, 8/15/2013	3,185,917
	SLM Student Loan Trust
12,000,000	0.488%, 4/27/2020[b]	11,916,072
11,580,203	0.488%, 4/25/2022[b]	11,485,697
6,542,207	0.498%, 4/25/2023[b]	6,521,612
3,709,006	0.694%, 3/25/2025[b]	3,673,429
10,211,251	0.814%, 3/25/2026[b]	10,224,444
	USAA Auto Owner Trust
5,500,000	4.770%, 9/15/2014	5,611,139
	Volkswagen Auto Loan Enhanced Trust
1,377,223	1.310%, 1/20/2014	1,380,165
	Wachovia Asset Securitization, Inc.
1,545,647	0.434%, 7/25/2037[b,c,d]	1,119,074
	Wachovia Student Loan Trust
8,264,721	0.528%, 7/27/2020[b]	8,215,687
	World Omni Auto Receivables Trust
2,565,715	1.340%, 12/16/2013	2,569,797
4,000,000	1.330%, 1/15/2018	3,989,680

	Total Asset-Backed Securities	165,938,721

Basic Materials (0.7%)
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,763,965
3,250,000	3.750%, 8/5/2015	3,106,925
	Dow Chemical Company
2,500,000	4.850%, 8/15/2012	2,557,690
2,000,000	2.500%, 2/15/2016	2,008,702

	Total Basic Materials	10,437,282

Capital Goods (1.8%)
	Caterpillar Financial Services Corporation
4,000,000	2.050%, 8/1/2016	4,106,204
	Caterpillar, Inc.
4,500,000	1.375%, 5/27/2014	4,552,605
	CRH America, Inc.
2,000,000	4.125%, 1/15/2016	1,996,814
	Danaher Corporation
2,000,000	0.817%, 6/21/2013[b]	2,002,916
	Eaton Corporation
3,000,000	0.885%, 6/16/2014[b]	2,998,713
	Hutchinson Whampoa Finance, Ltd.
3,300,000	4.625%, 9/11/2015[a]	3,493,017
	John Deere Capital Corporation
5,000,000	0.791%, 10/4/2013[b]	5,018,930
	Textron, Inc.
2,700,000	6.200%, 3/15/2015	2,898,396

	Total Capital Goods	27,067,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (99.6%)	Value
Collateralized Mortgage Obligations (3.6%)
	American Home Mortgage Assets Trust
$3,428,860	1.128%, 11/25/2046[b]	$1,254,236
	Banc of America Mortgage Securities, Inc.
1,449,740	2.764%, 9/25/2035	1,102,529
	Bear Stearns Adjustable Rate Mortgage Trust
1,857,955	2.400%, 10/25/2035[b]	1,448,638
	Chase Mortgage Finance Corporation
445,843	5.255%, 1/25/2036	31,524
	Countrywide Alternative Loan Trust
1,410,879	5.500%, 11/25/2035	1,329,795
1,193,380	5.500%, 2/25/2036	822,505
2,083,295	6.000%, 1/25/2037	1,368,388
	Countrywide Home Loans, Inc.
2,689,762	2.700%, 3/20/2036	1,101,269
2,589,055	2.778%, 9/20/2036	1,294,978
	Deutsche Alt-A Securities, Inc.
4,295,059	0.970%, 4/25/2047[b]	2,466,146
	Federal National Mortgage Association
10,336,295	2.250%, 6/25/2025	10,545,904
	GSR Mortgage Loan Trust
3,581,483	0.484%, 8/25/2046[b]	2,684,938
	HomeBanc Mortgage Trust
1,986,598	2.221%, 4/25/2037	1,060,823
	Impac CMB Trust
1,056,884	0.814%, 4/25/2035[b]	828,380
752,914	0.934%, 8/25/2035[b]	439,788
	J.P. Morgan Alternative Loan Trust
4,149,935	2.661%, 3/25/2036	2,156,775
	J.P. Morgan Mortgage Trust
7,224	5.477%, 6/25/2036	7,151
604,393	2.772%, 10/25/2036	440,619
	Merrill Lynch Mortgage Investors, Inc.
2,229,575	2.612%, 6/25/2035	1,781,925
	Permanent Master plc
10,000,000	1.880%, 7/15/2042[b,d]	9,973,370
	Residential Accredit Loans, Inc.
1,818,076	3.610%, 9/25/2035	1,070,176
	Wachovia Mortgage Loan Trust, LLC
2,103,742	2.790%, 5/20/2036	1,346,603
	WaMu Mortgage Pass-Through Certificates
3,705,652	1.088%, 10/25/2046[b]	1,862,979
3,590,036	1.028%, 12/25/2046[b]	1,842,001
3,812,468	0.948%, 1/25/2047[b]	1,872,284
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,546,949	1.128%, 9/25/2046[b]	1,200,242
5,223,732	0.958%, 2/25/2047[b]	1,914,790
	Washington Mutual Mortgage Pass-Through Certificates
1,246,227	0.584%, 10/25/2045[b]	894,146
	Wells Fargo Mortgage Backed Securities Trust
556,971	2.666%, 3/25/2036	429,958
1,530,931	2.689%, 3/25/2036	1,217,032

	Total Collateralized Mortgage Obligations	55,789,892

Commercial Mortgage-Backed Securities (6.6%)
	Bear Stearns Commercial Mortgage Securities, Inc.
6,074,085	5.613%, 6/11/2050	6,282,669
1,837,197	0.428%, 3/15/2022[a,b]	1,785,889
1,563,951	5.663%, 6/11/2040	1,601,589
250,243	5.205%, 2/11/2044	250,273
2,000,000	5.331%, 2/11/2044	2,106,044
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,181,959
	Commercial Mortgage Pass- Through Certificates
1,500,000	5.306%, 12/10/2046	1,626,613
	Credit Suisse AG Guernsey
2,000,000	2.600%, 5/27/2016[a]	2,026,778
	Credit Suisse First Boston Mortgage Securities Corporation
6,205,974	4.691%, 4/15/2037	6,414,433
	Credit Suisse Mortgage Capital Certificates
4,000,000	5.467%, 9/15/2039	4,254,052
	Government National Mortgage Association
5,437,439	2.870%, 3/16/2051	5,618,245
9,662,797	2.164%, 3/16/2033	9,795,100
8,603,381	3.214%, 1/16/2040	8,959,294
	Greenwich Capital Commercial Funding Corporation
3,000,000	5.074%, 1/5/2036	3,095,343
5,500,000	5.224%, 4/10/2037	5,888,757
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
6,500,000	5.429%, 12/12/2043	6,972,739
	LB-UBS Commercial Mortgage Trust
3,656,837	5.303%, 2/15/2040	3,666,905
2,400,000	6.167%, 9/15/2045	2,258,083
	Morgan Stanley Capital, Inc.
2,400,000	5.406%, 3/15/2044	2,236,308
4,251,218	5.601%, 4/12/2049	4,341,743
	NCUA Guaranteed Notes
5,000,000	2.900%, 10/29/2020	5,279,060
	Network Rail Infrastructure Finance plc
9,000,000	1.500%, 1/13/2014[a]	9,091,170
	Wachovia Bank Commercial Mortgage Trust
2,500,000	5.765%, 7/15/2045	2,766,245

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (99.6%)	Value
Commercial Mortgage-Backed Securities (6.6%) - continued
	WaMu Commercial Mortgage Securities Trust
$91,942	3.830%, 1/25/2035[a]	$92,220

	Total Commercial Mortgage-Backed Securities	99,591,511

Communications Services (2.2%)
	Alltel Corporation
2,675,000	7.000%, 7/1/2012	2,756,205
	CBS Corporation
2,500,000	8.875%, 5/15/2019	3,210,980
	Crown Castle Towers, LLC
3,250,000	4.523%, 1/15/2015[a]	3,389,558
2,500,000	3.214%, 8/15/2015[a]	2,527,935
1,650,000	4.174%, 8/15/2017[a]	1,689,843
	GTP Acquisition Partners I, LLC
2,000,000	4.347%, 6/15/2016[a]	1,991,488
	Qwest Communications International, Inc.
2,000,000	7.125%, 4/1/2018	2,080,000
	SBA Tower Trust
4,500,000	4.254%, 4/15/2015[a]	4,626,149
	Telecom Italia Capital SA
4,000,000	4.950%, 9/30/2014	3,712,816
	Telemar Norte Leste SA
1,000,000	5.500%, 10/23/2020[a]	985,000
	Time Warner Cable, Inc.
2,400,000	5.400%, 7/2/2012	2,454,115
3,350,000	7.500%, 4/1/2014	3,750,844

	Total Communications Services	33,174,933

Consumer Cyclical (1.8%)
	American Honda Finance Corporation
5,000,000	1.850%, 9/19/2014[a]	5,023,425
	Daimler Finance North America, LLC
4,000,000	1.184%, 3/28/2014[a,b]	3,860,220
	Ford Motor Credit Company, LLC
2,750,000	7.000%, 4/15/2015	2,956,250
	Harley-Davidson Financial Services, Inc.
1,250,000	3.875%, 3/15/2016[a]	1,294,890
	KIA Motors Corporation
2,000,000	3.625%, 6/14/2016[a]	1,982,710
	RCI Banque SA
1,500,000	4.600%, 4/12/2016[a]	1,427,827
	Toyota Motor Credit Corporation
6,100,000	1.250%, 11/17/2014	6,134,032
	Volkswagen International Finance NV
4,000,000	1.875%, 4/1/2014[a,f]	4,009,852

	Total Consumer Cyclical	26,689,206

Consumer Non-Cyclical (2.1%)
	Altria Group, Inc.
4,000,000	4.125%, 9/11/2015	4,342,388
	Anheuser-Busch InBev Worldwide, Inc.
2,500,000	0.972%, 1/27/2014[b]	2,504,655
	Bunge Limited Finance Corporation
1,500,000	4.100%, 3/15/2016	1,553,287
	Cargill, Inc.
2,146,000	4.307%, 5/14/2021[a]	2,332,623
	Celgene Corporation
2,500,000	2.450%, 10/15/2015	2,532,695
	Coca-Cola Enterprises, Inc.
3,000,000	2.000%, 8/19/2016	2,981,832
	Express Scripts, Inc.
2,000,000	3.125%, 5/15/2016	2,011,086
	General Mills, Inc.
2,000,000	0.811%, 5/16/2014[b]	1,992,996
	Kraft Foods, Inc.
2,500,000	4.125%, 2/9/2016	2,714,318
	Lorillard Tobacco Company
2,000,000	3.500%, 8/4/2016	2,022,966
	Quest Diagnostics, Inc.
3,000,000	1.424%, 3/24/2014[b]	3,015,276
	Teva Pharmaceutical Finance III BV
3,000,000	1.067%, 3/21/2014[b]	2,982,576

	Total Consumer Non-Cyclical	30,986,698

Energy (3.0%)
	BP Capital Markets plc
5,000,000	1.153%, 12/6/2013[b]	5,012,425
4,000,000	1.140%, 3/11/2014[b]	3,997,976
	Cameron International Corporation
3,000,000	1.459%, 6/2/2014[b]	3,011,925
	Cenovus Energy, Inc.
2,000,000	4.500%, 9/15/2014	2,154,564
	CNPC HK Overseas Capital, Ltd.
2,750,000	3.125%, 4/28/2016[a,f]	2,850,931
	Energy Transfer Partners, LP
2,000,000	6.000%, 7/1/2013	2,105,450
	Enterprise Products Operating, LLC
4,000,000	3.200%, 2/1/2016	4,141,120
	International Petroleum Investment Company, Ltd.
2,000,000	3.125%, 11/15/2015[a]	1,995,000
	Kinder Morgan Energy Partners, LP
1,250,000	3.500%, 3/1/2016	1,299,651
	Nabors Industries, Inc.
1,000,000	4.625%, 9/15/2021[a]	1,015,705
	Occidental Petroleum Corporation
3,000,000	1.450%, 12/13/2013	3,052,014
	Petrobras International Finance Company
3,000,000	3.875%, 1/27/2016	3,090,633
	Rowan Companies, Inc.
1,500,000	5.000%, 9/1/2017	1,576,137
	Schlumberger SA
3,500,000	2.650%, 1/15/2016[a]	3,637,595
	Statoil ASA
3,214,000	5.125%, 4/30/2014[a]	3,499,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (99.6%)	Value
Energy (3.0%) - continued
	Valero Energy Corporation
$650,000	6.125%, 2/1/2020	$723,013
	Weatherford International, Ltd.
1,500,000	6.000%, 3/15/2018	1,668,952

	Total Energy	44,832,610

Financials (28.0%)
	Abbey National Treasury Services plc
3,000,000	3.875%, 11/10/2014[a]	2,815,521
	ABN Amro Bank NV
6,500,000	2.198%, 1/30/2014[a,b]	6,339,632
	Achmea Hypotheekbank NV
6,079,000	3.200%, 11/3/2014[a]	6,379,588
	Ally Financial, Inc.
1,750,000	4.500%, 2/11/2014	1,688,750
	American International Group, Inc.
2,000,000	5.050%, 10/1/2015	1,936,454
	Australia and New Zealand Banking Group, Ltd.
6,500,000	2.400%, 11/23/2016[a]	6,438,621
	Bank of America Corporation
3,000,000	1.848%, 1/30/2014[b]	2,708,466
2,000,000	5.625%, 10/14/2016	1,918,760
	Bank of Montreal
6,000,000	2.625%, 1/25/2016[a]	6,193,596
	Bank of New York Mellon Corporation
2,500,000	1.345%, 11/24/2014[b]	2,496,160
2,500,000	1.700%, 11/24/2014[f]	2,513,558
	Bank of Nova Scotia
3,000,000	1.250%, 11/7/2014[a]	2,987,325
4,000,000	2.150%, 8/3/2016[a]	4,028,208
	Barclays Bank plc
1,800,000	2.375%, 1/13/2014	1,761,795
6,000,000	2.500%, 9/21/2015[a,f]	5,918,784
	Barclays Bank plc, Convertible
4,500,000	1.000%, 6/25/2017[g]	4,662,900
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	2,793,073
2,200,000	4.650%, 7/2/2018	2,249,106
	Berkshire Hathaway Finance Corporation
3,250,000	0.523%, 1/13/2012[b]	3,250,000
3,000,000	2.450%, 12/15/2015	3,110,256
	Caisse centrale Desjardins du Quebec
4,000,000	2.550%, 3/24/2016[a]	4,107,336
	Canadian Imperial Bank of Commerce
6,500,000	0.900%, 9/19/2014[a,f]	6,434,058
	Capital One Financial Corporation
4,000,000	1.553%, 7/15/2014[b]	3,872,284
	CDP Financial, Inc.
6,000,000	3.000%, 11/25/2014[a]	6,239,496
	Cie de Financement Foncier
7,500,000	2.250%, 3/7/2014[a]	7,372,448
	Citigroup, Inc.
5,000,000	6.000%, 12/13/2013	5,173,795
4,600,000	1.302%, 4/1/2014[b]	4,334,695
	CME Group Index Services, LLC
3,000,000	4.400%, 3/15/2018[a]	3,187,440
	CNA Financial Corporation
3,000,000	6.500%, 8/15/2016	3,244,962
	Commonwealth Bank of Australia
6,700,000	2.500%, 12/10/2012[a]	6,813,310
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3,000,000	2.125%, 10/13/2015	2,939,700
	Credit Agricole Home Loan SFH
6,000,000	1.162%, 7/21/2014[a,b]	5,764,326
	Credit Suisse of New York, Convertible
1,600,000	0.500%, 6/22/2018[h]	1,526,080
	Credit Suisse Securities USA, LLC
5,500,000	1.000%, 4/28/2017[g]	5,203,000
	Danske Bank AS
4,500,000	3.875%, 4/14/2016[a]	4,177,300
	Dexia Credit Local SA
9,500,000	2.750%, 4/29/2014[a]	8,632,555
	DnB NOR Boligkreditt
6,500,000	2.900%, 3/29/2016[a]	6,607,874
	Eksportfinans ASA
2,450,000	2.375%, 5/25/2016	1,984,338
	Fifth Third Bancorp
550,000	3.625%, 1/25/2016	558,026
	Fifth Third Bank
4,165,000	0.576%, 5/17/2013[b]	4,087,106
	FUEL Trust
2,000,000	4.207%, 4/15/2016[a]	2,016,978
2,300,000	3.984%, 6/15/2016[a]	2,299,689
	GATX Corporation
2,000,000	4.750%, 10/1/2012	2,040,382
2,000,000	4.750%, 5/15/2015	2,131,732
	General Electric Capital Corporation
5,000,000	0.806%, 9/15/2014[b]	4,796,610
4,500,000	3.350%, 10/17/2016	4,686,296
	Goldman Sachs Group, Inc., Convertible
102,940	2.600%, 3/16/2012[a,i]	980,915
2,006	0.500%, 3/30/2012[a,j]	1,253,826
97,190	0.250%, 11/9/2012[a,k]	2,539,089
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	1,997,092
	Health Care REIT, Inc.
750,000	6.125%, 4/15/2020	777,086
	HSBC Bank plc
4,500,000	1.625%, 8/12/2013[a]	4,432,725
6,000,000	1.625%, 7/7/2014[a,f]	5,930,394
	ING Bank NV
9,500,000	2.500%, 1/14/2016[a]	9,328,791
2,500,000	4.000%, 3/15/2016[a]	2,415,608
	International Lease Finance Corporation
1,100,000	8.625%, 9/15/2015	1,127,500
	Irish Life & Permanent plc
8,000,000	3.600%, 1/14/2013[a]	6,996,608
	J.P. Morgan Chase & Company
4,000,000	1.329%, 9/30/2013[b]	3,958,484
750,000	3.150%, 7/5/2016	753,510
600,000	4.350%, 8/15/2021	605,944

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (99.6%)	Value
Financials (28.0%) - continued
	J.P. Morgan Chase Bank NA
$1,800,000	5.875%, 6/13/2016	$1,948,379
	Landwirtschaftliche Rentenbank
7,000,000	0.746%, 3/15/2016[a,b]	6,981,828
	Lehman Brothers Holdings E- Capital Trust I
3,500,000	1.259%, 8/19/2065[b,l]	350
	Lloyds TSB Bank plc
5,500,000	4.375%, 1/12/2015[a]	5,294,608
300,000	6.500%, 9/14/2020[a]	251,028
	MetLife, Inc.
3,500,000	1.685%, 8/6/2013[b]	3,513,282
	Metropolitan Life Global Funding I
2,680,000	5.125%, 4/10/2013[a]	2,799,616
3,250,000	3.650%, 6/14/2018[a]	3,373,490
	Morgan Stanley
3,000,000	4.750%, 4/1/2014	2,955,261
2,000,000	4.200%, 11/20/2014	1,928,882
	National Australia Bank, Ltd.
3,500,000	1.372%, 7/25/2014[a,b]	3,477,422
	National Bank of Canada
3,000,000	1.650%, 1/30/2014[a]	3,031,674
2,750,000	2.200%, 10/19/2016[a]	2,772,767
	Nationwide Building Society
4,000,000	4.650%, 2/25/2015[a]	3,966,620
	NCUA Guaranteed Notes
3,974,485	0.624%, 12/7/2020[b]	3,976,758
	Nederlandse Waterschapsbank NV
6,500,000	1.375%, 5/16/2014[a]	6,485,173
3,000,000	1.250%, 10/20/2014[a]	2,976,786
	New York Life Global Funding
6,000,000	3.000%, 5/4/2015[a]	6,283,890
	Nordea Eiendomskreditt AS
6,000,000	1.875%, 4/7/2014[a]	6,005,424
	Oesterreichische Kontrollbank AG
9,000,000	2.000%, 6/3/2016	8,970,471
	ORIX Corporation
4,000,000	5.000%, 1/12/2016	4,202,112
	Private Export Funding Corporation
5,000,000	2.125%, 7/15/2016	5,198,560
	ProLogis LP, Convertible
2,000,000	2.250%, 4/1/2037	1,995,000
	Prudential Financial, Inc.
3,000,000	5.100%, 9/20/2014	3,226,668
2,000,000	6.100%, 6/15/2017	2,195,700
	Rabobank Capital Funding Trust II
1,856,000	5.260%, 12/29/2049[a,m]	1,741,388
	Reinsurance Group of America, Inc.
2,500,000	6.450%, 11/15/2019	2,808,618
	Royal Bank of Canada
5,000,000	1.128%, 10/30/2014[b]	4,985,655
6,500,000	3.125%, 4/14/2015[a,f]	6,819,924
	Santander US Debt SA Unipersonal
1,750,000	2.991%, 10/7/2013[a]	1,673,023
	SLM Corporation
1,500,000	8.000%, 3/25/2020	1,515,000
	SSIF Nevada, LP
5,000,000	1.101%, 4/14/2014[a,b]	4,920,705
	Stadshypotek AB
6,000,000	1.129%, 9/30/2013[a,b]	5,990,682
	State Street Capital Trust III
2,000,000	5.536%, 3/15/2042[b,m]	1,967,460
	Sumitomo Mitsui Banking Corporation
4,000,000	1.366%, 7/22/2014[a,b,f]	4,015,348
	Svenske Exportkredit AB
5,000,000	3.250%, 9/16/2014	5,165,785
	Swedbank AB
5,000,000	2.800%, 2/10/2012[a]	4,997,700
	Swedbank Hypotek AB
7,000,000	1.024%, 3/28/2014[a,b]	6,880,489
	Toronto-Dominion Bank
4,000,000	0.600%, 7/26/2013[b]	3,994,196
3,000,000	2.200%, 7/29/2015[a,f]	3,071,865
	U.S. Bank National Association
4,000,000	3.778%, 4/29/2020	4,119,044
	U.S. Central Federal Credit Union
6,500,000	1.900%, 10/19/2012	6,590,681
	UnitedHealth Group, Inc.
2,000,000	5.500%, 11/15/2012	2,077,146
	Vestjysk Bank AS
9,500,000	1.109%, 6/17/2013[a,b]	9,543,073
	Wachovia Corporation
4,000,000	5.250%, 8/1/2014	4,219,092
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
3,350,000	5.750%, 9/2/2015[a]	3,560,755
	Wells Fargo & Company
4,500,000	2.625%, 12/15/2016	4,497,255
	Westpac Banking Corporation
5,000,000	1.309%, 3/31/2014[a,b]	5,014,340

	Total Financials	419,500,914

Foreign Government (5.1%)
	Bank Nederlandse Gemeenten NV
6,500,000	1.500%, 3/28/2014[a]	6,498,551
7,500,000	1.000%, 11/17/2014[a,f]	7,386,465
	Corporacion Andina de Fomento
4,500,000	5.750%, 1/12/2017	4,921,821
	European Investment Bank
9,000,000	1.250%, 2/14/2014[f]	8,996,607
	Finland Government International Bond
5,500,000	2.250%, 3/17/2016[a]	5,750,256
	Hydro Quebec
3,000,000	2.000%, 6/30/2016	3,062,517
	Kommunalbanken AS
7,500,000	2.750%, 5/5/2015[a]	7,782,487
	Korea Housing Finance Corporation
3,000,000	3.500%, 12/15/2016[a]	3,021,954
	Kreditanstalt fuer Wiederaufbau
10,000,000	0.295%, 6/17/2013[b]	9,995,270
	Mexico Government International Bond
1,250,000	5.125%, 1/15/2020	1,428,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (99.6%)	Value
Foreign Government (5.1%) - continued
	Poland Government International Bond
$2,000,000	5.125%, 4/21/2021	$2,035,000
	Province of British Columbia
6,500,000	2.100%, 5/18/2016	6,763,107
575,000	2.650%, 9/22/2021	591,675
	Province of New Brunswick
3,000,000	2.750%, 6/15/2018	3,136,002
	Province of Ontario
5,000,000	1.600%, 9/21/2016	4,984,605

	Total Foreign Government	76,354,442

Mortgage-Backed Securities (2.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,550,000	3.000%, 1/1/2027[n]	4,696,455
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,332,875	6.500%, 9/1/2037	3,739,709
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
8,250,000	3.000%, 1/1/2027[n]	8,519,412
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,267,328	5.830%, 9/1/2037[b]	4,623,842
2,182,481	5.618%, 10/1/2037[b]	2,356,719
13,000,000	6.000%, 1/1/2042[n]	14,314,222

	Total Mortgage-Backed Securities	38,250,359

Technology (0.9%)
	Affiliated Computer Services, Inc.
2,000,000	5.200%, 6/1/2015	2,146,996
	Hewlett-Packard Company
3,000,000	0.923%, 5/30/2014[b]	2,900,541
	Symantec Corporation
1,000,000	2.750%, 9/15/2015	1,016,627
	Texas Instruments, Inc.
3,000,000	0.637%, 5/15/2013[b,f]	3,006,021
2,000,000	2.375%, 5/16/2016	2,083,342
	Xerox Corporation
3,000,000	1.281%, 5/16/2014[b]	2,955,945

	Total Technology	14,109,472

Transportation (0.9%)
	Continental Airlines, Inc.
2,650,000	6.750%, 9/15/2015[a]	2,524,125
	CSX Corporation
2,500,000	6.250%, 4/1/2015	2,856,525
	Delta Air Lines, Inc.
1,750,000	6.750%, 5/23/2017	1,612,188
	Erac USA Finance Company
4,500,000	2.750%, 7/1/2013[a]	4,575,910
	US Airways Group, Inc.
1,838,673	6.250%, 4/22/2023	1,698,474

	Total Transportation	13,267,222

U.S. Government and Agencies (28.4%)
	FDIC Structured Sale Guaranteed Notes
8,000,000	Zero Coupon, 1/7/2013[a]	7,957,040
	Federal Agricultural Mortgage Corporation
8,000,000	1.250%, 12/6/2013	8,113,296
3,500,000	2.000%, 7/27/2016	3,595,550
	Federal Farm Credit Bank
10,000,000	1.375%, 6/25/2013	10,163,180
17,950,000	0.516%, 9/23/2013[b]	17,974,197
	Federal Home Loan Banks
10,000,000	0.324%, 2/10/2012[b]	9,995,330
10,000,000	0.310%, 9/16/2013[b]	10,004,840
	Federal Home Loan Mortgage Corporation
14,000,000	0.235%, 6/17/2013[b]	14,005,992
16,500,000	0.625%, 12/29/2014	16,487,922
	Federal National Mortgage Association
7,000,000	5.125%, 1/2/2014	7,569,100
11,600,000	0.625%, 10/30/2014	11,578,911
10,500,000	1.375%, 11/15/2016	10,592,736
	U.S. Treasury Bonds
8,375,000	4.375%, 5/15/2041	10,912,365
	U.S. Treasury Notes
8,500,000	0.625%, 12/31/2012	8,539,848
41,000,000	0.250%, 11/30/2013[f]	41,004,797
12,000,000	1.500%, 12/31/2013	12,298,128
25,800,000	2.250%, 5/31/2014	26,991,238
52,550,000	0.750%, 6/15/2014	53,120,640
18,700,000	2.375%, 9/30/2014	19,729,959
51,400,000	2.000%, 1/31/2016	54,227,000
10,000,000	1.500%, 6/30/2016	10,341,410
3,875,000	2.750%, 2/28/2018	4,248,573
8,250,000	2.375%, 6/30/2018	8,840,387
4,500,000	1.500%, 8/31/2018	4,565,741
	U.S. Treasury Notes, TIPS
11,284,350	0.125%, 4/15/2016	11,763,935
10,711,050	1.875%, 7/15/2019	12,619,791
15,526,800	1.125%, 1/15/2021	17,316,015

	Total U.S. Government and Agencies	424,557,921

Utilities (0.8%)
	Commonwealth Edison Company
3,300,000	1.625%, 1/15/2014	3,323,935
	National Rural Utilities Cooperative Finance Corporation
2,650,000	5.500%, 7/1/2013	2,834,273
	Oncor Electric Delivery Company, LLC
2,700,000	5.750%, 9/30/2020	3,051,138
	ONEOK Partners, LP
650,000	8.625%, 3/1/2019	834,397
	Power Receivables Finance, LLC
31,120	6.290%, 1/1/2012[d]	31,111

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (99.6%)	Value
Utilities (0.8%) - continued
	Virginia Electric & Power Company
$1,360,000	5.100%, 11/30/2012	$1,412,637

	Total Utilities	11,487,491

	Total Long-Term Fixed Income (cost $1,511,889,071)	1,492,036,269

Shares	Mutual Funds (1.3%)
Fixed Income Mutual Funds (1.3%)
4,208,125	Thrivent High Yield Fund	19,694,026

	Total Fixed Income Mutual Funds	19,694,026

	Total Mutual Funds (cost $15,500,000)	19,694,026

	Preferred Stock (0.2%)
Financials (0.2%)
18,750	Citigroup, Inc., Convertible[o]	1,523,437
148,505	Federal National Mortgage Association, 8.250%[m,p]	204,937
66,000	HSBC Holdings plc, 8.000%[m]	1,719,960

	Total Financials	3,448,334

	Total Preferred Stock (cost $6,626,911)	3,448,334

	Collateral Held for Securities Loaned (5.9%)
88,106,653	Thrivent Financial Securities Lending Trust	88,106,653

	Total Collateral Held for Securities Loaned (cost $88,106,653)	88,106,653

Principal Amount	Short-Term Investments (0.2%)[q]
	Federal National Mortgage Association Discount Notes
2,800,000	0.105%, 2/22/2012[r,s]	2,799,582

	Total Short-Term Investments (at amortized cost)	2,799,582

	Total Investments (cost $1,624,922,217) 107.2%	$1,606,084,864

	Other Assets and Liabilities, Net (7.2%)	(108,252,463)

	Total Net Assets 100.0%	$1,497,832,401

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $388,661,592 or 25.9% of total net assets.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
c	All or a portion of the security is insured or guaranteed.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$214,738
Mortgage Equity Conversion Asset Trust	2/14/2007	$5,931,795
Mortgage Equity Conversion Asset Trust	1/18/2007	$6,003,302
Permanent Master plc	10/26/2011	$10,000,000
Power Receivables Finance, LLC	9/30/2003	$31,111
Wachovia Asset Securitization, Inc.	3/16/2007	$1,545,647

e	Defaulted security. Interest is not being accrued.
f	All or a portion of the security is on loan.
g	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
h	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
i	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of RadioShack Corporation.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
k	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
l	In bankruptcy. Interest is not being accrued.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
n	Denotes investments purchased on a when-issued or delayed delivery basis.
o	Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.
p	Non-income producing security.
q	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
r	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
s	At December 31, 2011, $2,799,582 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$31,854,687
Gross unrealized depreciation	(50,964,813)

Net unrealized appreciation (depreciation)	$(19,110,126)
Cost for federal income tax purposes	$1,625,194,990

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	165,938,721	—	155,376,159	10,562,562
Basic Materials	10,437,282	—	10,437,282	—
Capital Goods	27,067,595	—	27,067,595	—
Collateralized Mortgage Obligations	55,789,892	—	55,789,892	—
Commercial Mortgage-Backed Securities	106,090,062	—	106,090,062	—
Communications Services	33,174,933	—	33,174,933	—
Consumer Cyclical	26,689,206	—	26,689,206	—
Consumer Non-Cyclical	30,986,698	—	30,986,698	—
Energy	44,832,610	—	44,832,610	—
Financials	426,887,379	—	410,721,569	16,165,810
Foreign Government	62,469,426	—	62,469,426	—
Mortgage-Backed Securities	38,250,359	—	38,250,359	—
Technology	14,109,472	—	14,109,472	—
Transportation	13,267,222	—	13,267,222	—
U.S. Government and Agencies	424,557,921	—	424,557,921	—
Utilities	11,487,491	—	11,487,491	—
Mutual Funds
Fixed Income Mutual Funds	19,694,026	19,694,026	—	—
Preferred Stock
Financials	3,448,334	3,448,334	—	—
Collateral Held for Securities Loaned	88,106,653	88,106,653	—	—
Short-Term Investments	2,799,582	—	2,799,582	—

Total	$1,606,084,864	$111,249,013	$1,468,107,479	$26,728,372

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	7,368	7,368	—	—

Total Asset Derivatives	$7,368	$7,368	$—	$—

Liability Derivatives
Futures Contracts	1,984,090	1,984,090	—	—
Credit Default Swaps	731,073	—	731,073	—

Total Liability Derivatives	$2,715,163	$1,984,090	$731,073	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Asset-Backed Securities	13,112,902	—	(714,237)	—	(717,029)	—	(1,119,074)	10,562,562
Financials	18,030,517	24,783	(1,545,737)	7,238,428	(3,605,423)	—	(3,976,758)	16,165,810
Transportation	11,511,420	753,355	(939,701)	—	(11,325,074)	—	—	—
U.S. Government and Agencies	6,714,931	3,638	—	—	(6,718,569)	—	—	—

Total	$49,369,770	$781,776	($3,199,675)	$7,238,428	($22,366,095)	$—	($5,095,832)	$26,728,372

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2011 of ($2,231,498).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Note Futures	(55)	March 2012	($12,125,614)	($12,130,079)	($4,465)
5-Yr. U.S. Treasury Note Futures	(1,865)	March 2012	(228,777,368)	(229,875,815)	(1,098,447)
10-Yr. U.S. Treasury Note Futures	(425)	March 2012	(54,846,947)	(55,728,125)	(881,178)
20-Yr. U.S. Treasury Bond Futures	5	March 2012	716,695	724,063	7,368
Total Futures Contracts					($1,976,722)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 17, 5 Year, at 5.00%; Bank of America	Buy	12/20/2016	$11,515,000	($1,309,754)	$809,048	($500,706)
CDX IG, Series 17, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2016	23,500,000	(445,089)	214,722	(230,367)
Total Credit Default Swaps					$1,023,770	($731,073)

1	As the buyer of protection, Limited Maturity Bond Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Limited Maturity Bond Portfolio's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$7,368
Total Interest Rate Contracts		7,368

Total Asset Derivatives		$7,368

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,984,090
Total Interest Rate Contracts		1,984,090
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	731,073
Total Credit Contracts		731,073

Total Liability Derivatives		$2,715,163

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Limited Maturity Bond Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(864,971)
Futures	Net realized gains/(losses) on Futures contracts	(16,483,488)
Total Interest Rate Contracts		(17,348,459)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	1,049,461
Total Credit Contracts		1,049,461

Total		($16,298,998)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Limited Maturity Bond Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	41,025
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,820,686)
Total Interest Rate Contracts		(6,779,661)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(518,321)
Total Credit Contracts		(518,321)

Total		($7,297,982)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2011

The following table presents Limited Maturity Bond Portfolio's average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$291,626,529	20.2%	N/A	N/A	220
Credit Contracts	N/A	N/A	$49,100,486	3.4%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
High Yield Fund	$20,367,326	$—	$—	4,208,125	$19,694,026	$1,570,420
Thrivent Financial Securities Lending Trust	10,590,250	534,402,376	456,885,973	88,106,653	88,106,653	48,944
Total Value and Income Earned	30,957,576				107,800,679	1,619,364

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (105.4%)	Value
Asset-Backed Securities (8.1%)
	Carrington Mortgage Loan Trust
$ 200,000	0.444%, 8/25/2036[a]	$62,039
	Countrywide Asset-Backed Certificates
195,000	5.859%, 10/25/2046	99,864
	Credit Based Asset Servicing and Securitization, LLC
122,550	5.501%, 12/25/2036	79,481
	First Horizon ABS Trust
440,371	0.424%, 10/25/2026[a,b]	321,646
789,817	0.454%, 10/25/2034[a,b]	500,502
	GMAC Mortgage Corporation Loan Trust
980,353	0.474%, 8/25/2035[a,b]	612,260
	GSAMP Trust
296,285	0.374%, 8/25/2036[a]	269,420
	Popular ABS Mortgage Pass- Through Trust
100,000	5.297%, 11/25/2035	67,271
	Renaissance Home Equity Loan Trust
250,000	5.797%, 8/25/2036	102,230
200,000	5.285%, 1/25/2037	70,424
	Wachovia Asset Securitization, Inc.
618,259	0.434%, 7/25/2037[a,b,c]	447,630

	Total Asset-Backed Securities	2,632,767

Collateralized Mortgage Obligations (10.3%)
	Banc of America Mortgage Securities, Inc.
414,211	2.764%, 9/25/2035	315,008
	CitiMortgage Alternative Loan Trust
228,332	5.750%, 4/25/2037	148,598
	Countrywide Alternative Loan Trust
105,702	5.500%, 10/25/2035	97,772
119,338	5.500%, 2/25/2036	82,250
166,664	6.000%, 1/25/2037	109,471
	Credit Suisse First Boston Mortgage Securities Corporation
28,494	1.034%, 5/25/2034[a]	24,781
	Federal National Mortgage Association
387,611	2.250%, 6/25/2025	395,471
	GSR Mortgage Loan Trust
61,620	0.484%, 8/25/2046[a]	46,194
	Impac CMB Trust
352,295	0.814%, 4/25/2035[a]	276,127
62,814	0.934%, 8/25/2035[a]	36,691
	J.P. Morgan Mortgage Trust
177,454	6.500%, 1/25/2035	175,302
688	5.477%, 6/25/2036	681
82,087	2.772%, 10/25/2036	59,844
	Merrill Lynch Mortgage Investors, Inc.
638,469	2.612%, 6/25/2035	510,279
	MLCC Mortgage Investors, Inc.
197,064	0.954%, 8/25/2029[a]	167,161
	Residential Accredit Loans, Inc.
143,396	5.500%, 12/25/2034	145,018
204,534	3.610%, 9/25/2035	120,395
	WaMu Mortgage Pass Through Certificates
105,946	5.933%, 10/25/2036	72,523
63,288	2.567%, 8/25/2046	41,865
	Wells Fargo Mortgage Backed Securities Trust
401,019	2.666%, 3/25/2036	309,570
109,922	2.696%, 4/25/2036	89,635
121,195	6.000%, 7/25/2037	110,743

	Total Collateralized Mortgage Obligations	3,335,379

Commercial Mortgage-Backed Securities (7.5%)
	Banc of America Commercial Mortgage, Inc.
75,000	5.655%, 4/10/2049	70,003
	Bear Stearns Commercial Mortgage Securities, Inc.
46,918	5.663%, 6/11/2040	48,048
	Commercial Mortgage Pass- Through Certificates
250,000	5.306%, 12/10/2046	271,102
	Government National Mortgage Association
263,531	2.164%, 3/16/2033	267,139
	LB-UBS Commercial Mortgage Trust
300,000	4.786%, 10/15/2029	319,567
130,804	5.303%, 2/15/2040	131,164
100,000	5.866%, 9/15/2045	109,681
	Morgan Stanley Capital I
100,000	3.224%, 7/15/2049	103,530
	Wachovia Bank Commercial Mortgage Trust
1,250,000	0.398%, 9/15/2021[a,c]	1,112,380

	Total Commercial Mortgage- Backed Securities	2,432,614

Mortgage-Backed Securities (75.8%)
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
122,120	5.500%, 9/1/2024	133,860
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,000,000	5.000%, 1/1/2042[d]	3,223,593
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
8,000,000	3.000%, 1/1/2027[d]	8,261,248
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
791,779	6.000%, 8/1/2024	883,007

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Long-Term Fixed Income (105.4%)	Value
Mortgage-Backed Securities (75.8%) - continued
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$8,750,000	4.500%, 1/1/2042[d]	$9,310,552
2,500,000	6.000%, 1/1/2042[d]	2,752,735

	Total Mortgage-Backed Securities	24,564,995

U.S. Government and Agencies (3.7%)
	U.S. Treasury Notes
1,125,000	2.250%, 7/31/2018	1,196,543

	Total U.S. Government and Agencies	1,196,543

	Total Long-Term Fixed Income (cost $35,482,225)	34,162,298

Principal Amount	Short-Term Investments (62.0%)[e]	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.020%, 1/6/2012[f]	2,999,992
	Federal Home Loan Mortgage Corporation Discount Notes
17,000,000	0.030%, 1/23/2012[f]	16,999,688
	Federal National Mortgage Association Discount Notes
100,000	0.090%, 2/22/2012[f,g]	99,987

	Total Short-Term Investments (at amortized cost)	20,099,667

	Total Investments (cost $55,581,892) 167.4%	$54,261,965

	Other Assets and Liabilities, Net (67.4%)	(21,839,637)

	Total Net Assets 100.0%	$32,422,328

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
b	All or a portion of the security is insured or guaranteed.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Mortgage Securities Portfolio owned as of December 31, 2011.

Security	Acquisition Date	Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$618,259
Wachovia Bank Commercial
Mortgage Trust	2/28/2007	1,250,101

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
g	At December 31, 2011, $99,987 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$463,878
Gross unrealized depreciation	(1,783,805)

Net unrealized appreciation (depreciation)	$(1,319,927)
Cost for federal income tax purposes	$55,581,892

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Mortgage Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	2,632,767	—	2,632,767	—
Collateralized Mortgage Obligations	3,335,379	—	3,335,379	—
Commercial Mortgage-Backed Securities	2,432,614	—	2,432,614	—
Mortgage-Backed Securities	24,564,995	—	24,564,995	—
U.S. Government and Agencies	1,196,543	—	1,196,543	—
Short-Term Investments	20,099,667	—	20,099,667	—

Total	$54,261,965	$—	$54,261,965	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	5,688	5,688	—	—

Total Asset Derivatives	$5,688	$5,688	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Mortgage Securities Portfolio.

Investments in Securities	Value December 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Asset-Backed Securities	547,964	—	12,026	—	(112,360)	—	(447,630)	—

Total	$547,964	$—	$12,026	$—	($112,360)	$—	($447,630)	$—

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Note Futures	5	March 2012	$649,937	$655,625	$5,688
Total Futures Contracts					$5,688

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,688
Total Interest Rate Contracts		5,688

Total Asset Derivatives		$5,688

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2011

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	1,016
Options Purchased	Net realized gains/(losses) on Investments	(5,811)
Futures	Net realized gains/(losses) on Futures contracts	54,331
Total Interest Rate Contracts		49,536

Total		$49,536

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	21,406
Total Interest Rate Contracts		21,406

Total		$21,406

The following table presents Mortgage Securities Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$627,461	1.9%	1

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2011

Principal Amount	Asset Backed Commercial Paper (18.2%)[a]	Value
	Chariot Funding, LLC
$1,720,000	0.250%, 4/13/2012[b,c]	$1,718,770
1,720,000	0.300%, 5/29/2012[b,c]	1,717,864
	Dealers Capital Access
1,000,000	0.500%, 1/20/2012[b]	999,736
1,700,000	0.550%, 1/27/2012[b]	1,699,325
1,720,000	0.600%, 2/15/2012[b]	1,718,710
1,720,000	0.580%, 2/28/2012[b]	1,718,393
1,710,000	0.520%, 3/22/2012[b]	1,707,999
	Golden Funding Corporation
1,735,000	0.500%, 2/22/2012[b,c]	1,733,747
1,710,000	0.600%, 3/8/2012[b,c]	1,708,091
1,700,000	0.510%, 3/9/2012[b,c]	1,698,362
	Jupiter Securitization Company, LLC
1,710,000	0.220%, 2/22/2012[b,c]	1,709,457
	Kells Funding, LLC
2,450,000	0.420%, 1/17/2012[b,c]	2,449,542
1,840,000	0.410%, 1/25/2012[b,c]	1,839,497
	Nieuw Amsterdam Receivables Corporation
1,850,000	0.450%, 2/14/2012[b,c]	1,848,983
	Sydney Capital Corporation
1,730,000	0.350%, 2/16/2012[b,c]	1,729,226
1,725,000	0.350%, 3/15/2012[b,c]	1,723,759
	Thunder Bay Funding, LLC
1,710,000	0.240%, 1/17/2012[b,c]	1,709,818
1,770,000	0.250%, 2/15/2012[b,c]	1,769,447

	Total Asset Backed Commercial Paper	31,200,726

	Financial Company Commercial Paper (23.0%)[a]
	AllianceBernstein, LP
1,725,000	0.250%, 1/18/2012[c]	1,724,796
	Bank of Nova Scotia
1,890,000	0.300%, 2/10/2012	1,890,000
	Bank of Nova Scotia/Houston
780,000	0.493%, 6/11/2012[d]	780,000
1,580,000	0.740%, 9/12/2012[d]	1,581,337
	Barclays Bank plc
1,570,000	1.327%, 3/5/2012[b,c,d]	1,572,291
1,455,000	0.671%, 4/10/2012[b,c,d]	1,456,067
	General Electric Capital Corporation
910,000	0.511%, 2/15/2012[b]	915,947
1,600,000	0.660%, 6/12/2012[b,d]	1,600,016
1,375,000	0.568%, 6/15/2012[b]	1,408,837
1,600,000	0.592%, 7/27/2012[b,d]	1,601,587
	J.P. Morgan Chase & Company
1,770,000	0.578%, 2/22/2012[d]	1,770,193
	J.P. Morgan Chase Bank NA
795,000	0.435%, 5/18/2012[d]	795,000
	Prudential Funding, LLC
875,000	0.410%, 2/21/2012[b]	874,492
	Royal Bank of Canada
1,570,000	0.265%, 4/5/2012[d]	1,570,000
1,550,000	0.401%, 7/9/2012[d]	1,550,000
	Royal Bank of Canada, New York
1,770,000	0.471%, 5/16/2012[d]	1,770,249
1,000,000	1.184%, 6/18/2012[d]	1,003,396
	Toronto-Dominion Bank NY
850,000	0.356%, 1/12/2012[d]	850,000

	Financial Company Commercial Paper (23.0%)[a]
1,890,000	0.300%, 2/10/2012	1,890,000
885,000	0.426%, 10/19/2012[d]	885,000
	US Bank NA
1,785,000	0.310%, 3/30/2012	1,783,632
1,770,000	0.340%, 4/16/2012	1,768,228
	US Bank NA Caymans
4,000,000	0.020%, 1/3/2012	4,000,000
	Wells Fargo & Company
1,700,000	0.506%, 1/24/2012[d]	1,700,079
	Westpac Banking Corporation
780,000	0.610%, 1/10/2012[c,d]	780,005
1,810,000	0.470%, 3/16/2012[c]	1,808,228

	Total Financial Company Commercial Paper	39,329,380

	Government Agency Debt (19.5%)[a]
	Federal Farm Credit Bank
900,000	0.170%, 8/8/2012[b,d]	899,935
	Federal Home Loan Banks
2,000,000	0.170%, 3/20/2012[b,d]	1,999,953
1,570,000	0.190%, 1/25/2013[b,d]	1,570,084
	Federal Home Loan Mortgage Corporation
2,000,000	0.070%, 1/25/2012[b,d]	1,999,686
1,130,000	0.210%, 10/12/2012[b,d]	1,130,541
930,000	0.270%, 9/3/2013[b,d]	929,662
	Federal National Mortgage Association
3,570,000	0.270%, 9/13/2012[b,d]	3,571,965
2,000,000	0.315%, 9/17/2012[b,d]	2,000,000
900,000	0.240%, 11/23/2012[b,d]	899,840
850,000	0.310%, 10/28/2013[b,d]	849,843
	Overseas Private Investment Corporation
1,896,551	0.090%, 1/4/2012[b,d]	1,896,551
5,435,000	0.489%, 12/9/2012[b]	5,436,710
2,115,000	0.500%, 12/9/2012[b]	2,115,665
3,515,000	0.500%, 12/9/2012[b]	3,516,106
1,280,000	0.500%, 12/9/2012[b]	1,280,359
	Straight-A Funding, LLC
3,060,000	0.090%, 1/18/2012[b,c]	3,059,870

	Total Government Agency Debt	33,156,770

Shares	Investment Company (6.7%)	Value
	AIM Investments Institutional Government and Agency Portfolio
15,000	0.020%	15,000
	BlackRock Cash Funds
7,533,000	0.150%	7,533,000
	Dreyfus Institutional Cash Advantage Fund
3,780,000	0.060%	3,780,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2011

Shares	Investment Company (6.7%)	Value
	DWS Money Market Series
150,029	0.090%	$150,029

	Total Investment Company	11,478,029

Principal Amount	Other Commercial Paper (7.7%)[a]
	Caisse D’Amortissement de la Dette Sociale
$1,600,000	0.537%, 6/22/2012[b,c,d]	1,600,000
	Erste Abwicklungsanstalt
850,000	0.530%, 1/23/2012[b,c]	849,725
	Georgia Transmission Corporation
1,140,000	0.310%, 1/27/2012[c]	1,139,745
860,000	0.400%, 4/12/2012[c]	859,025
	Louis Dreyfus Commodities, LLC
2,000,000	0.500%, 1/3/2012[b]	1,999,944
	Nestle Capital Corporation
1,000,000	0.210%, 2/6/2012[b,c]	999,790
	Reckitt Benckiser Treasury Services plc
1,850,000	0.460%, 3/8/2012[b,c]	1,848,416
1,810,000	0.470%, 3/14/2012[b,c]	1,808,275
	Toyota Motor Credit Corporation
1,850,000	0.420%, 2/27/2012[b]	1,848,770

	Total Other Commercial Paper	12,953,690

	Other Municipal Debt (0.5%)[a]
	County of Hamilton, Tennessee
850,000	0.430%, 1/27/2012[b]	850,000

	Total Other Municipal Debt	850,000

	Variable Rate Demand Note (10.6%)[a]
	Andrew W. Mellon Foundation
2,230,000	0.180%, 1/6/2012[d]	2,230,000
	Denver, Colorado Airport System Revenue Bonds
5,200,000	0.100%, 1/6/2012[b,d]	5,200,000
	Douglas County, Nebraska Hospital Authority No. 2 Health Facilities Revenue Refunding Bonds (Children’s Hospital)
1,600,000	0.070%, 1/3/2012[b,d]	1,600,000
	Lancaster County, Nebraska Hospital Authority No. 1 Hospital Revenue Refunding Bonds (BryanLGH Medical Center)
1,910,000	0.100%, 1/6/2012[b,d]	1,910,000
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
2,000,000	0.120%, 1/6/2012[b,d]	2,000,000
	Pitney Road Partners, LLC
1,400,000	0.250%, 1/6/2012[b,c,d]	1,400,000
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
$2,050,000	0.070%, 1/6/2012[b,d]	2,050,000
	Wisconsin State Health & Educational Facilities Authority Revenue Prohealth Care Inc.
1,565,000	0.070%, 1/3/2012[b,d]	1,565,000

	Total Variable Rate Demand Note	17,955,000

	Total Investments (at amortized cost) 86.2%	$146,923,595

	Other Assets and Liabilities, Net 13.8%	23,536,286

	Total Net Assets 100.0%	$170,459,881

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011, the value of these investments was $44,262,796 or 26.0% of total net assets.
c	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.

Cost for federal income tax purposes	$146,923,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2011

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Money Market Portfolio's assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	31,200,726	—	31,200,726	—
Financial Company Commercial Paper	39,329,380	—	39,329,380	—
Government Agency Debt	33,156,770	—	33,156,770	—
Investment Company	11,478,029	11,478,029	—	—
Other Commercial Paper	12,953,690	—	12,953,690	—
Other Municipal Debt	850,000	—	850,000	—
Variable Rate Demand Note	17,955,000	—	17,955,000	—

Total	$146,923,595	$11,478,029	$135,445,566	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2011	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$610,639,824	$2,924,067,468	$4,418,060,078	$2,222,573,373
Investments in securities at value	277,265,305	1,231,154,890	1,703,061,136	942,747,161
Investments in affiliates at value	277,982,691	1,515,057,548	2,544,701,887	1,242,836,799
Investments at Value	555,247,996	2,746,212,438	4,247,763,023	2,185,583,960
Cash	18,370,223	36,475,646	41,605,382	34,054,585
Dividends and interest receivable	485,351	2,341,532	3,893,263	2,000,402
Prepaid expenses	1,814	4,765	6,152	3,027
Receivable for investments sold	22,369	60,583	65,722	30,328
Receivable for fund shares sold	260,549	1,152,983	3,018,955	2,408,167
Unrealized gain on forward contracts	—	—	—	—
Receivable from affiliate	—	—	—	—
Receivable for variation margin	456,560	791,875	505,433	690,568
Total Assets	574,844,862	2,787,039,822	4,296,857,930	2,224,771,037
Liabilities
Accrued expenses	26,637	41,969	50,341	30,896
Payable for investments purchased	13,358,066	123,856,928	155,458,312	165,160,363
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	162,501	467,060	139,191	367,033
Unrealized loss on forward contracts	—	—	—	—
Swap agreements, at value	51,641	1,136,109	5,301,844	2,874,701
Payable for variation margin	465,197	1,033,788	1,052,648	458,733
Payable to affiliate	222,343	874,749	1,168,959	591,547
Mortgage dollar roll deferred revenue	4,157	27,939	39,919	20,970
Total Liabilities	14,290,542	127,438,542	163,211,214	169,504,243
Net Assets
Capital stock (beneficial interest)	588,022,679	2,771,379,332	4,204,860,716	2,039,024,879
Accumulated undistributed net investment income/(loss)	3,736,236	34,451,457	74,101,970	38,926,840
Accumulated undistributed net realized gain/(loss)	23,360,227	29,284,500	20,308,304	8,876,117
Net unrealized appreciation/(depreciation) on:
Investments	4,248,167	21,746,687	23,178,066	9,679,824
Affiliated investments	(59,639,995)	(199,601,717)	(193,475,121)	(46,669,237)
Futures contracts	824,119	2,188,451	3,754,072	4,983,831
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(360)	(934)	(841)	—
Swap agreements	3,247	153,504	919,550	444,540
Total Net Assets	$560,554,320	$2,659,601,280	$4,133,646,716	$2,055,266,794
Sharesof beneficial interest outstanding	49,162,058	237,665,015	367,386,708	182,172,883
Net asset value per share	$11.40	$11.19	$11.25	$11.28

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio		Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$29,598,193	$16,231,107	$34,917,328	$36,828,169		$129,063,605	$8,277,626	$194,842,929
28,564,542	17,773,069	29,634,765	37,876,253		107,368,085	9,050,619	193,151,122
3,695,344	—	—	—		—	—	20,479,131
32,259,886	17,773,069	29,634,765	37,876,253		107,368,085	9,050,619	213,630,253
1,063,175	142,291	1,950,340	1,010,547	(a)	334,428	2,038,433	4,601,969
23,593	52,618	22,223	33,684		407,453	18,624	34,346
917	888	901	899		1,392	872	1,183
—	47,189	—	36,825		—	—	90,132
2,797	2,084	29,974	1,974		933	17,775	1,119
—	—	—	254		—	—	—
—	—	—	—		—	1,481	—
—	—	—	—		—	—	—
33,350,368	18,018,139	31,638,203	38,960,436		108,112,291	11,127,804	218,359,002

14,197	9,261	8,908	21,114		40,745	8,713	25,960
—	—	—	28,235		—	—	208,567
3,695,344	—	—	—		—	—	20,479,131
5,940	969	6,021	25,956		32,027	544	618
—	—	—	78		—	—	—
—	—	—	—		—	—	—
—	—	—	—		—	—	—
19,477	8,197	20,871	31,481		73,520	—	154,300
—	—	—	—		—	—	—
3,734,958	18,427	35,800	106,864		146,292	9,257	20,868,576

33,969,745	16,177,843	32,775,209	37,355,786		130,852,908	10,981,244	190,692,805
(11,463)	32,857	71,401	221,915		4,269,528	189,443	(21,909)
(7,004,565)	247,722	4,038,356	228,549		(5,460,821)	(825,115)	(11,967,794)

2,661,693	1,541,962	(5,282,563)	1,048,084		(21,695,520)	772,993	18,787,324
—	—	—	—		—	—	—
—	—	—	—		—	—	—
—	—	—	176		—	—	—
—	(672)	—	(938)		(96)	(18)	—
—	—	—	—		—	—	—
$29,615,410	$17,999,712	$31,602,403	$38,853,572		$107,965,999	$11,118,547	$197,490,426
4,776,439	1,598,488	3,794,545	3,556,844		6,846,011	1,285,525	15,899,277
$6.20	$11.26	$8.33	$10.92		$15.77	$8.65	$12.42

(a)	Includes foreign currency holdings of $26,871 (cost $27,021).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2011	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Assets
Investments at cost	$224,265,235	$251,406,458	$175,732,350	$15,805,668
Investments in securities at value	245,061,668	250,617,058	186,690,699	16,047,349
Investments in affiliates at value	15,559,565	2,316,500	16,002,829	17,250
Investments at Value	260,621,233	252,933,558	202,693,528	16,064,599
Cash	5,250,129	13,427,614	2,607,231	953,416
Dividends and interest receivable	343,008	114,658	212,835	6,307
Prepaid expenses	1,313	1,353	1,244	1,106
Receivable for investments sold	8,109	—	12,235	4,647
Receivable for fund shares sold	1,075	6,706	11,963	320
Unrealized gain on forward contracts	—	—	—	—
Receivable from affiliate	—	—	—	—
Receivable for variation margin	—	—	—	—
Total Assets	266,224,867	266,483,889	205,539,036	17,030,395
Liabilities
Accrued expenses	31,075	45,546	50,259	19,477
Payable for investments purchased	70,602	—	343,533	—
Payable upon return of collateral for securities loaned	15,559,565	2,316,500	16,002,829	17,250
Payable for fund shares redeemed	9,623	7,277	80,675	12,733
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	119,280	12,292	—
Payable to affiliate	172,852	157,284	59,132	9,088
Total Liabilities	15,843,717	2,645,887	16,548,720	58,548
Net Assets
Capital stock (beneficial interest)	216,350,058	299,079,432	149,733,026	14,429,012
Accumulated undistributed net investment income/(loss)	886,760	(42,048)	1,250,358	(16,096)
Accumulated undistributed net realized gain/(loss)	(3,211,666)	(37,164,614)	10,985,886	2,300,000
Net unrealized appreciation/(depreciation) on:
Investments	36,355,998	1,527,100	26,961,178	258,931
Futures contracts	—	438,132	59,868	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$250,381,150	$263,838,002	$188,990,316	$16,971,847
Shares of beneficial interest outstanding	13,429,501	22,003,520	14,800,318	1,849,840
Net asset value per share	$18.64	$11.99	$12.77	$9.17

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$288,642,956	$200,576,146	$408,279,449	$69,469,295	$507,384,728	$825,845,962	$5,668,501
332,277,143	207,367,708	448,448,449	75,991,414	482,060,261	703,632,728	5,908,698
—	3,702,175	9,724,975	3,326,354	—	38,197,124	—
332,277,143	211,069,883	458,173,424	79,317,768	482,060,261	741,829,852	5,908,698
16,592,060	8,084,290	8,398,059	2,250,939	11,892,627 (a)	5,340,289 (b)	351,112
143,354	475,574	424,363	79,877	1,610,518	1,497,069	4,224
1,553	1,234	1,691	1,025	1,451	2,436	867
84,239	268,343	318,120	40,750	630,309	—	—
5,414	442	2,955	505	237	7,879	106
—	—	—	—	152,667	—	—
—	—	—	—	—	—	4,933
—	—	—	—	16,833	—	—
349,103,763	219,899,766	467,318,612	81,690,864	496,364,903	748,677,525	6,269,940

63,953	23,233	51,394	19,475	52,277	127,703	9,163
—	203,822	229,719	162,852	165,719	—	114,392
—	3,702,175	9,724,975	3,326,354	—	38,197,124	—
80,072	557	19,367	34,096	16,473	46,393	94
—	—	—	—	161,139	142	—
—	—	—	9,520	5,062	—	—
126,224	139,916	267,739	24,545	377,821	478,658	—
270,249	4,069,703	10,293,194	3,576,842	778,491	38,850,020	123,649

333,038,070	207,457,577	465,145,568	62,734,386	525,232,470	1,024,414,105	6,304,040
699,790	1,893,645	1,068,813	620,714	(97,092)	19,809,786	(5,140)
(28,538,533)	(4,014,896)	(59,082,938)	4,825,077	(4,218,911)	(250,371,602)	(392,806)

43,634,187	10,493,737	49,893,975	9,848,473	(25,324,467)	(84,016,110)	240,197
—	—	—	85,372	22,100	—	—
—	—	—	—	(8,472)	(142)	—
—	—	—	—	(19,216)	(8,532)	—
$348,833,514	$215,830,063	$457,025,418	$78,114,022	$495,586,412	$709,827,505	$6,146,291
19,933,836	17,252,233	39,813,988	6,625,001	67,048,254	77,286,224	604,748
$17.50	$12.51	$11.48	$11.79	$7.39	$9.18	$10.16

(a)	Includes foreign currency holdings of $71,944 (cost $72,175).
(b)	Includes foreign currency holdings of $32,099 (cost $31,925).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2011	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Assets
Investments at cost	$11,455,458	$6,828,826	$49,639,043	$13,586,589
Investments in securities at value	12,138,770	6,359,144	50,801,448	12,718,260
Investments in affiliates at value	—	—	—	—
Investments at Value	12,138,770	6,359,144	50,801,448	12,718,260
Cash	571,876	412,780	543,799	212,350
Dividends and interest receivable	2,327	10,371	64,748	16,750
Prepaid expenses	876	871	976	1,533
Receivable for investments sold	96,324	—	110,726	—
Receivable for fund shares sold	5,278	—	663	311
Receivable from affiliate	—	4,370	—	—
Total Assets	12,815,451	6,787,536	51,522,360	12,949,204
Liabilities
Accrued expenses	8,993	9,164	15,852	31,470
Payable for investments purchased	95,670	67,404	95,974	—
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	235	5,254	9,057	3,325
Open options written, at value	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	1,052	—	33,375	7,423
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	105,950	81,822	154,258	42,218
Net Assets
Capital stock (beneficial interest)	12,133,538	7,568,889	64,341,628	9,459,802
Accumulated undistributed net investment income/(loss)	(6,326)	38,289	284,934	242,609
Accumulated undistributed net realized gain/(loss)	(101,023)	(431,782)	(14,420,865)	4,072,904
Net unrealized appreciation/(depreciation) on:
Investments	683,312	(469,682)	1,162,405	(868,329)
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Total Net Assets	$12,709,501	$6,705,714	$51,368,102	$12,906,986
Shares of beneficial interest outstanding	1,359,607	825,628	6,085,163	2,025,271
Net asset value per share	$9.35	$8.12	$8.44	$6.37

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$776,631,318	$36,368,668	$704,723,019	$547,069,600	$253,051,735	$80,610,472	$240,297,748
788,001,985	49,886,594	747,655,183	552,439,194	286,342,362	80,654,167	260,536,555
—	1,659,825	6,250,075	1,256,975	1,237,026	—	1,713,875
788,001,985	51,546,419	753,905,258	553,696,169	287,579,388	80,654,167	262,250,430
17,005,650	1,200,854	3,595,600	13,054,054	4,685,904	7,613,945	1,272,393
1,094,744	42,381	1,314,040	811,928	437,990	153,455	708,528
2,733	971	2,276	2,003	1,478	970	1,373
—	34,765	—	—	45,760	—	24,960
44,018	11,993	13,665	8,942	14,808	24,964	10,218
—	—	—	—	—	—	—
806,149,130	52,837,383	758,830,839	567,573,096	292,765,328	88,447,501	264,267,902

196,927	15,674	87,681	84,328	77,065	10,241	69,951
—	25,724	—	—	—	—	21,816,420
—	1,659,825	6,250,075	1,256,975	1,237,026	—	1,713,875
379,418	4,934	47,151	32,459	56,192	1,795	49,526
—	—	—	24,100	—	270,465	—
—	—	—	8,400	20,400	37,423	7,200
289,653	31,411	391,656	317,247	89,344	49,758	75,446
—	—	—	—	—	—	13,444
865,998	1,737,568	6,776,563	1,723,509	1,480,027	369,682	23,745,862

1,145,033,219	39,377,117	827,849,977	664,030,620	276,118,031	93,701,322	212,115,057
74,149	(11,999)	13,258,241	5,991,140	5,168,346	1,497,783	5,214,816
(351,194,903)	(3,443,054)	(138,236,181)	(110,832,494)	(24,710,018)	(7,251,020)	1,204,512

11,370,667	15,177,751	49,182,239	6,626,569	34,527,653	43,695	21,952,682
—	—	—	(7,050)	—	(89,026)	—
—	—	—	40,802	181,289	175,065	34,973
$805,283,132	$51,099,815	$752,054,276	$565,849,587	$291,285,301	$88,077,819	$240,522,040
50,445,809	4,479,057	72,354,692	69,766,364	16,445,505	9,995,282	16,608,053
$15.96	$11.41	$10.39	$8.11	$17.71	$8.81	$14.48

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2011	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Assets
Investments at cost	$819,938,458	$118,162,533	$8,865,226	$1,522,054,760
Investments in securities at value	758,792,772	112,198,559	8,954,470	1,528,763,021
Investments in affiliates at value	50,915,269	4,748,550	—	27,407,116
Investments at Value	809,708,041	116,947,109	8,954,470	1,556,170,137
Cash	5,024,731	9,088,477	1,370,737	11,939,758
Dividends and interest receivable	14,543,124	1,060,385	67,141	15,775,146
Prepaid expenses	2,263	1,025	871	3,240
Receivable for investments sold	710,747	4,467	—	65,680
Receivable for fund shares sold	28,567	59,627	17,687	58,428
Swap agreements, at value	—	—	—	—
Receivable from affiliate	—	—	3,670	—
Receivable for variation margin	—	14,069	3,156	212,111
Total Assets	830,017,473	127,175,159	10,417,732	1,584,224,500
Liabilities
Accrued expenses	93,332	19,920	9,155	136,242
Payable for investments purchased	—	3,915,328	176,483	92,410,938
Payable upon return of collateral for securities loaned	50,915,269	4,748,550	—	27,407,116
Payable for fund shares redeemed	207,460	15,702	1,731	123,240
Open options written, at value	—	24,100	—	—
Payable for variation margin	—	15,309	—	505,857
Payable to affiliate	275,131	41,746	—	518,807
Mortgage dollar roll deferred revenue	—	1,580	—	52,839
Total Liabilities	51,491,192	8,782,235	187,369	121,155,039
Net Assets
Capital stock (beneficial interest)	920,072,598	130,481,817	9,814,861	1,456,253,953
Accumulated undistributed net investment income/(loss)	431,283	5,453,179	(849)	117,953
Accumulated undistributed net realized gain/(loss)	(131,747,183)	(16,341,418)	304,879	(24,975,253)
Net unrealized appreciation/(depreciation) on:
Investments	(10,230,417)	(1,215,424)	89,244	34,115,377
Affiliated investments	—	—	—	—
Written option contracts	—	(7,050)	—	—
Futures contracts	—	21,820	22,228	(2,442,569)
Swap agreements	—	—	—	—
Total Net Assets	$778,526,281	$118,392,924	$10,230,363	$1,463,069,461
Shares of beneficial interest outstanding	166,983,768	18,055,186	955,411	145,059,373
Net asset value per share	$4.66	$6.56	$10.71	$10.09

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$209,697,621	$1,624,922,217	$55,581,892	$146,923,595
209,955,467	1,498,284,185	54,261,965	146,923,595
4,114,838	107,800,679	—	—
214,070,305	1,606,084,864	54,261,965	146,923,595	(a)
2,123,315	30,170	1,667,137	20,086,527
861,702	7,281,489	34,496	51,853
1,147	2,954	918	1,258
—	24,698	—	3,418,924
147,692	66,845	1,357	172,405
—	1,023,770	—	—
—	—	—	—
—	1,563	1,406	—
217,204,161	1,614,516,353	55,967,279	170,654,562

38,035	107,952	13,849	3,526
48,429,487	27,419,711	23,498,701	—
4,114,838	88,106,653	—	—
65,252	56,649	4,242	159,566
—	—	—	—
—	444,366	—	—
51,385	529,364	14,292	31,589
42,829	19,257	13,867	—
52,741,826	116,683,952	23,544,951	194,681

158,107,030	1,533,909,346	32,939,471	170,459,881
28,355	(327,345)	1,082	—
1,954,266	(14,204,452)	796,014	—

4,372,684	(23,031,380)	(1,319,927)	—
—	4,194,027	—	—
—	—	—	—
—	(1,976,722)	5,688	—
—	(731,073)	—	—
$164,462,335	$1,497,832,401	$32,422,328	$170,459,881
14,667,623	154,862,611	3,103,892	170,459,881
$11.21	$9.67	$10.45	$1.00

(a)	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations

For the year ended December 31, 2011	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$2,727,290	$7,902,378	$9,013,465	$3,009,529
Interest	1,336,581	9,787,584	19,526,578	10,875,563
Income from mortgage dollar rolls	103,259	710,563	982,292	646,714
Income from securities loaned	—	—	—	—
Income from affiliated investments	1,201,949	22,615,200	54,968,213	30,160,586
Foreign tax withholding	(46,035)	(113,431)	(115,993)	(19,597)
Total Investment Income	5,323,044	40,902,294	84,374,555	44,672,795
Expenses
Adviser fees	2,190,801	7,781,800	10,373,411	5,091,906
Sub-Adviser fees	—	—	—	—
Administrative service fees	197,390	607,003	863,541	443,692
Audit and legal fees	26,090	56,888	74,098	42,340
Custody fees	91,804	111,819	119,430	65,540
Insurance expenses	6,850	19,101	26,094	13,388
Directors’ fees	11,987	30,291	41,180	23,319
Other expenses	25,344	28,274	29,334	18,537
Total Expenses Before Reimbursement	2,550,266	8,635,176	11,527,088	5,698,722
Less:
Reimbursement from adviser	(83,194)	—	—	—
Custody earnings credit	(342)	(138)	(115)	(126)
Total Net Expenses	2,466,730	8,635,038	11,526,973	5,698,596
Net Investment Income/(Loss)	2,856,314	32,267,256	72,847,582	38,974,199
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	8,027,155	17,000,724	15,901,155	10,760,400
Affiliated investments	8,590,870	1,192,103	(8,951,111)	(3,366,805)
In-kind redemptions	—	—	—	—
Distributions of realized capital gains from affiliated investments	2,512,593	7,908,996	7,676,263	1,989,590
Written option contracts	813	2,031	2,438	813
Futures contracts	5,675,239	5,433,220	8,059,841	435,152
Foreign currency transactions	(40,422)	(109,687)	(100,276)	(952)
Swap agreements	127,472	1,654,393	2,499,043	1,077,349
Change in net unrealized appreciation/(depreciation) on:
Investments	(16,351,058)	(28,738,622)	(30,310,436)	(15,799,899)
Affiliated investments	(35,591,325)	(117,867,488)	(119,605,006)	(37,213,151)
Futures contracts	846,963	1,743,367	2,177,286	3,843,944
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(360)	(934)	(841)	—
Swap agreements	3,247	153,504	919,550	444,540
Net Realized and Unrealized Gains/(Losses)	(26,198,813)	(111,628,393)	(121,732,094)	(37,829,019)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(23,342,499)	$(79,361,137)	$(48,884,512)	$1,145,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$148,344	$297,955	$444,177	$1,191,323	$6,815,495	$277,889	$647,845
111	—	540	23	8,659	—	3,595
—	—	—	—	—	—	—
159,163	—	—	—	45,529	—	126,593
—	—	—	—	—	—	—
—	(19,169)	(5,720)	(93,838)	(8,147)	(310)	—
307,618	278,786	438,997	1,097,508	6,861,536	277,579	778,033

100,349	54,521	225,886	186,805	2,346,960	60,909	782,654
150,523	118,128	30,164	301,077	—	7,727	1,328,003
86,690	83,635	86,828	88,132	138,674	81,830	122,213
17,261	16,964	17,136	37,003	22,188	16,805	20,025
7,542	8,416	6,164	42,781	17,721	4,140	37,771
3,399	3,294	3,401	3,430	5,234	3,235	4,556
4,809	4,580	4,580	4,580	17,266	4,580	12,306
7,826	8,756	8,063	12,649	10,638	8,141	10,526
378,399	298,294	382,222	676,457	2,558,681	187,367	2,318,054

—	(62,556)	—	(93,320)	—	(104,613)	(211,066)
(195)	(172)	(772)	(538)	(24)	(248)	(836)
378,204	235,566	381,450	582,599	2,558,657	82,506	2,106,152
(70,586)	43,220	57,547	514,909	4,302,879	195,073	(1,328,119)

3,927,971	248,326	4,348,045	1,076,613	14,742,097	129,974	30,411,991
—	—	—	—	—	—	—
—	—	—	—	32,083,911	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(5,117)	(7,499)	(8,387)	(494)	(231)	—
—	—	—	—	—	—	—

(8,364,415)	(993,415)	(9,582,100)	(6,285,582)	(49,731,717)	487,001	(37,113,124)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	176	—	—	—
—	(2,714)	(131)	(2,874)	639	(90)	—
—	—	—	—	—	—	—
(4,436,444)	(752,920)	(5,241,685)	(5,220,054)	(2,905,564)	616,654	(6,701,133)

$(4,507,030)	$(709,700)	$(5,184,138)	$(4,705,145)	$1,397,315	$811,727	$(8,029,252)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2011	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Investment Income
Dividends	$3,532,186	$1,819,294	$2,128,198	$815,558
Interest	2,907	19,526	1,324	6,054
Income from securities loaned	42,334	53,126	86,384	10,908
Foreign tax withholding	(3,549)	(138)	—	(1,132)
Total Investment Income	3,573,878	1,891,808	2,215,906	831,388
Expenses
Adviser fees	513,515	1,953,949	713,450	1,271,796
Sub-Adviser fees	1,540,545	—	—	—
Administrative service fees	131,351	137,045	120,769	108,262
Audit and legal fees	20,973	21,530	20,203	19,254
Custody fees	15,021	20,920	34,630	13,674
Insurance expenses	4,852	5,076	4,518	4,167
Directors’ fees	14,170	15,719	13,119	10,277
Other expenses	10,339	10,131	16,002	9,143
Total Expenses Before Reimbursement	2,250,766	2,164,370	922,691	1,436,573
Less:
Reimbursement from adviser	—	—	—	(423,932)
Custody earnings credit	(251)	(107)	(229)	(128)
Total Net Expenses	2,250,515	2,164,263	922,462	1,012,513
Net Investment Income/(Loss)	1,323,363	(272,455)	1,293,444	(181,125)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	3,364,198	39,441,336	16,005,145	6,198,365
In-kind redemptions	—	—	—	31,095,319
Futures contracts	—	(733,975)	(146,843)	—
Foreign currency transactions	(124)	(8,424)	—	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,846,842)	(52,971,169)	(15,822,439)	(38,135,402)
Futures contracts	—	9,714	23,449	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(6,482,768)	(14,262,518)	59,312	(841,718)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(5,159,405)	$(14,534,973)	$1,352,756	$(1,022,843)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$2,588,966	$3,820,929	$4,736,554	$1,089,367	$15,222,367	$28,491,788	$55,361
11,615	3,121	16,601	854	3,434,500	8,153	—
22,570	21,863	34,110	10,959	—	901,065	—
(5,457)	(103)	(3,430)	—	(1,273,136)	(2,404,457)	(1,179)
2,617,694	3,845,810	4,783,835	1,101,180	17,383,731	26,996,549	54,182

1,571,119	620,883	3,317,962	307,814	1,995,791	4,010,441	16,461
—	1,094,224	—	—	2,696,768	2,875,041	27,436
158,556	125,737	179,014	97,589	187,472	245,887	81,098
23,424	20,406	24,885	18,190	32,435	31,031	16,750
18,167	28,255	20,269	20,180	312,735	257,187	6,779
5,705	4,630	6,434	3,763	6,328	8,422	3,214
20,236	12,818	23,065	5,036	22,948	37,316	4,580
10,760	9,470	10,939	12,933	64,913	33,657	7,857
1,807,967	1,916,423	3,582,568	465,505	5,319,390	7,498,982	164,175

—	—	—	—	—	(692,700)	(110,272)
(160)	(237)	(109)	(443)	(2,110)	(326)	(77)
1,807,807	1,916,186	3,582,459	465,062	5,317,280	6,805,956	53,826
809,887	1,929,624	1,201,376	636,118	12,066,451	20,190,593	356

17,854,603	19,848,018	31,255,555	7,706,917	16,835,029	39,196,279 (a)	217,579
—	—	—	—	—	—	—
—	—	—	(274,923)	263,275	—	—
—	—	—	—	(395,141)	(406,656)	—
—	—	—	—	(2,150)	—	—

(38,786,888)	(36,357,876)	(62,951,078)	(9,589,245)	(98,990,540)	(174,309,362)	(398,153)
—	—	—	62,284	136,128	—	—
—	—	—	—	87,952	3,246	—
—	—	—	—	(45,555)	(118,385)	—
(20,932,285)	(16,509,858)	(31,695,523)	(2,094,967)	(82,111,002)	(135,634,878)	(180,574)
$(20,122,398)	$(14,580,234)	$(30,494,147)	$(1,458,849)	$(70,044,551)	$(115,444,285)	$(180,218)

(a)	Includes foreign capital gain taxes paid of $14,610.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2011	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Investment Income
Dividends	$100,716	$117,781	$925,770	$3,551,088
Interest	—	—	—	9,599
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	—	—	1,086	39,168
Foreign tax withholding	(2,004)	(1,772)	(8,190)	(129,414)
Total Investment Income	98,712	116,009	918,666	3,470,441
Expenses
Adviser fees	40,219	22,213	201,422	2,750,520
Sub-Adviser fees	87,141	33,320	345,296	—
Administrative service fees	82,681	81,481	91,510	148,763
Audit and legal fees	16,866	16,796	17,679	22,851
Custody fees	5,596	9,386	36,938	22,187
Insurance expenses	3,267	3,232	3,556	5,550
Directors’ fees	4,581	4,581	4,791	18,120
Other expenses	8,272	7,832	8,918	10,011
Total Expenses Before Reimbursement	248,623	178,841	710,110	2,978,002
Less:
Reimbursement from adviser	(114,415)	(106,150)	(115,098)	(644,955)
Custody earnings credit	(202)	(182)	(260)	(125)
Total Net Expenses	134,006	72,509	594,752	2,332,922
Net Investment Income/(Loss)	(35,294)	43,500	323,914	1,137,519
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	992,252	591,455	5,397,966	17,210,060
In-kind redemptions	—	—	—	(3,957,731)
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Foreign currency transactions	—	35	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,010,738)	(1,408,253)	(8,435,631)	(47,505,736)
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(1,018,486)	(816,763)	(3,037,665)	(34,253,407)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,053,780)	$(773,263)	$(2,713,751)	$(33,115,888)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$9,109,247	$426,050	$18,487,757	$10,304,736	$6,509,901	$1,897,540	$3,457,216
7,040	36	8,400	29,896	4,869	362,158	2,225,596
—	—	—	—	—	—	714,766
49,988	9,850	24,332	30,503	26,260	—	15,437
(162,928)	(1,227)	(118,411)	(128,354)	—	(30,904)	—
9,003,347	434,709	18,402,078	10,236,781	6,541,030	2,228,794	6,413,015

3,635,164	228,592	4,718,767	3,857,242	1,064,255	555,413	891,758
—	228,593	—	—	—	—	—
261,758	91,430	237,292	201,122	142,617	97,090	131,260
32,408	17,664	29,664	26,734	24,176	19,682	22,178
47,708	19,565	27,664	40,264	32,794	15,739	35,754
9,011	3,547	8,196	7,011	5,171	3,698	4,772
43,293	4,848	34,365	28,098	17,883	4,607	15,711
14,050	9,519	12,557	12,117	15,653	11,621	24,493
4,043,392	603,758	5,068,505	4,172,588	1,302,549	707,850	1,125,926

—	(57,148)	—	—	—	—	—
(110)	(124)	(102)	(274)	(162)	(736)	(290)
4,043,282	546,486	5,068,403	4,172,314	1,302,387	707,114	1,125,636
4,960,065	(111,777)	13,333,675	6,064,467	5,238,643	1,521,680	5,287,379
95,643,198	6,716,623	46,625,093	41,261,604	4,192,361	3,228,434	6,989,930

—	—	—	—	—	—	—
339,935	—	—	34,439	—	(187,135)	—
—	—	—	2,164,456	(413,657)	(177,087)	344,744
—	(996)	—	—	—	—	—

(147,794,994)	(7,257,902)	(84,034,835)	(76,328,882)	(3,224,336)	(6,795,261)	(1,997,826)
—	—	—	(15,675)	—	(90,464)	—
—	—	—	(655,273)	95,140	28,994	34,547
—	392	—	—	—	—	—
(51,811,861)	(541,883)	(37,409,742)	(33,539,331)	649,508	(3,992,519)	5,371,395

$(46,851,796)	$(653,660)	$(24,076,067)	$(27,474,864)	$5,888,151	$(2,470,839)	$10,658,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2011	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Investment Income
Dividends	$683,853	$1,691,678	$—	$560,657
Interest	63,448,730	4,622,063	290,453	66,588,027
Income from mortgage dollar rolls	—	9,166	—	2,175,003
Income from securities loaned	275,011	30,953	—	45,717
Income from affiliated investments	—	—	—	841,733
Foreign tax withholding	—	(23,973)	—	—
Total Investment Income	64,407,594	6,329,887	290,453	70,211,137
Expenses
Adviser fees	3,119,514	458,207	25,491	5,653,792
Sub-Adviser fees	—	—	33,988	—
Administrative service fees	235,976	102,910	81,699	362,690
Audit and legal fees	29,275	18,385	16,820	38,009
Custody fees	25,360	18,279	7,094	48,811
Insurance expenses	7,787	3,862	3,230	11,245
Directors’ fees	34,554	8,799	4,580	57,348
Other expenses	22,862	17,022	11,321	39,107
Total Expenses Before Reimbursement	3,475,328	627,464	184,223	6,211,002
Less:
Reimbursement from adviser	—	—	(126,121)	(42,463)
Custody earnings credit	(157)	(763)	(227)	(148)
Total Net Expenses	3,475,171	626,701	57,875	6,168,391
Net Investment Income/(Loss)	60,932,423	5,703,186	232,578	64,042,746
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	20,765,705	3,770,932	366,809	27,266,316
Affiliated investments	—	—	—	4,847,903
Written option contracts	—	(72,171)	—	—
Futures contracts	3,291	(303,493)	(50,974)	(3,483,681)
Foreign currency transactions	(167,342)	(1,459)	—	(22,823)
Swap agreements	397,788	(270,017)	—	(845,504)
Change in net unrealized appreciation/(depreciation) on:
Investments	(45,857,753)	(6,657,456)	(38,458)	129,613
Affiliated investments	—	—	—	(4,993,310)
Written option contracts	—	(7,913)	—	—
Futures contracts	—	(25,170)	41,086	(6,522,189)
Swap agreements	—	306,020	—	139,943
Net Realized and Unrealized Gains/(Losses)	(24,858,311)	(3,260,727)	318,463	16,516,268
Net Increase/(Decrease) in Net Assets Resulting From Operations	$36,074,112	$2,442,459	$551,041	$80,559,014

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$—	$316,576	$—	$13,332
3,748,677	36,988,438	588,735	479,918
1,451,520	596,493	662,768	—
4,186	48,944	—	—
—	1,570,420	—	—
—	—	—	—
5,204,383	39,520,871	1,251,503	493,250

552,188	5,763,592	165,474	669,639
—	—	—	—
111,553	368,180	86,619	113,482
19,295	37,976	17,221	19,056
16,942	46,356	9,627	17,189
4,086	11,330	3,378	4,121
11,150	56,766	4,795	12,862
17,809	28,050	9,249	9,478
733,023	6,312,250	296,363	845,827

—	(77,877)	—	(349,498)
(330)	(131)	(513)	(29)
732,693	6,234,242	295,850	496,300
4,471,690	33,286,629	955,653	(3,050)

2,271,157	13,397,540	892,579	3,050
—	—	—	—
—	—	1,016	—
—	(16,483,488)	54,331	—
—	—	—	—
—	1,049,461	—	—

5,624,220	(11,888,274)	(460,143)	—
—	(673,300)	—	—
—	—	—	—
—	(6,820,686)	21,406	—
—	(518,321)	—	—
7,895,377	(21,937,068)	509,189	3,050
$12,367,067	$11,349,561	$1,464,842	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations
Net investment income/(loss)	$2,856,314	$4,932,595	$32,267,256	$39,949,882
Net realized gains/(losses)	24,893,720	12,868,104	33,081,780	54,407,266
Change in net unrealized appreciation/(depreciation)	(51,092,533)	69,017,762	(144,710,173)	231,966,142
Net Change in Net Assets Resulting From Operations	(23,342,499)	86,818,461	(79,361,137)	326,323,290
Distributions to Shareholders
From net investment income	(7,624,972)	(7,662,901)	(51,900,841)	(49,859,905)
From net realized gains	(9,854,172)	(4,658,714)	(31,682,401)	(32,185,155)
Total Distributions to Shareholders	(17,479,144)	(12,321,615)	(83,583,242)	(82,045,060)
Capital Stock Transactions
Sold	54,562,284	49,645,698	339,804,960	298,120,172
Distributions reinvested	17,479,144	12,321,615	83,583,242	82,045,060
Redeemed	(57,770,507)	(46,935,716)	(106,396,856)	(101,856,910)
Total Capital Stock Transactions	14,270,921	15,031,597	316,991,346	278,308,322
Net Increase/(Decrease) in Net Assets	(26,550,722)	89,528,443	154,046,967	522,586,552
Net Assets, Beginning of Period	587,105,042	497,576,599	2,505,554,313	1,982,967,761
Net Assets, End of Period	$560,554,320	$587,105,042	$2,659,601,280	$2,505,554,313
Accumulated Undistributed Net Investment Income/(Loss)	$3,736,236	$7,673,941	$34,451,457	$52,006,434
Capital Stock Share Transactions
Sold	4,497,044	4,524,218	28,933,351	27,140,256
Distributions reinvested	1,452,649	1,191,980	7,154,139	7,946,176
Redeemed	(4,814,726)	(4,349,806)	(9,153,921)	(9,392,696)

Total Capital Stock Share Transactions	1,134,967	1,366,392	26,933,569	25,693,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Partner Technology Portfolio		Partner Healthcare Portfolio
12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010

$72,847,582	$76,087,432	$38,974,199	$36,500,892	$(70,586)	$(178,783)	$43,220	$(23,805)
25,087,353	73,544,508	10,895,547	24,333,345	3,927,971	3,132,366	243,209	616,981
(146,819,447)	257,696,702	(48,724,566)	86,495,720	(8,364,415)	4,253,477	(996,129)	1,033,839
(48,884,512)	407,328,642	1,145,180	147,329,957	(4,507,030)	7,207,060	(709,700)	1,627,015

(86,731,755)	(76,890,890)	(38,905,574)	(31,302,287)	—	—	—	(23,542)
(56,121,130)	(45,561,952)	(23,432,837)	(19,836,135)	—	—	(593,771)	(262,307)
(142,852,885)	(122,452,842)	(62,338,411)	(51,138,422)	—	—	(593,771)	(285,849)

735,610,343	614,351,156	524,415,702	427,186,569	4,028,249	4,407,853	3,532,995	5,259,908
142,852,885	122,452,842	62,338,411	51,138,422	—	—	593,771	285,849
(122,448,401)	(110,836,145)	(61,611,570)	(58,578,795)	(6,210,837)	(6,258,515)	(2,691,766)	(2,317,699)
756,014,827	625,967,853	525,142,543	419,746,196	(2,182,588)	(1,850,662)	1,435,000	3,228,058
564,277,430	910,843,653	463,949,312	515,937,731	(6,689,618)	5,356,398	131,529	4,569,224
3,569,369,286	2,658,525,633	1,591,317,482	1,075,379,751	36,305,028	30,948,630	17,868,183	13,298,959
$4,133,646,716	$3,569,369,286	$2,055,266,794	$1,591,317,482	$29,615,410	$36,305,028	$17,999,712	$17,868,183
$74,101,970	$86,827,001	$38,926,840	$38,931,043	$(11,463)	$(10,525)	$32,857	$(5,246)

62,941,549	55,461,086	45,578,099	38,370,189	588,137	724,915	299,511	455,646
12,349,397	11,646,203	5,439,794	4,793,583	—	—	49,636	26,100
(10,622,664)	(10,069,318)	(5,337,581)	(5,244,829)	(915,838)	(1,059,465)	(229,385)	(203,825)

6 4,668,282	57,037,971	45,680,312	37,918,943	(327,701)	(334,550)	119,762	277,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner Natural Resources Portfolio		Partner Emerging Markets Portfolio
For the periods ended	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations
Net investment income/(loss)	$57,547	$(12,343)	$514,909	$190,917
Net realized gains/(losses)	4,340,546	(7,377)	1,068,226	(19,638)
Change in net unrealized appreciation/(depreciation)	(9,582,231)	3,874,560	(6,288,280)	6,533,560
Net Change in Net Assets Resulting From Operations	(5,184,138)	3,854,840	(4,705,145)	6,704,839
Distributions to Shareholders
From net investment income	(24,409)	(19,477)	(432,330)	—
Total Distributions to Shareholders	(24,409)	(19,477)	(432,330)	—
Capital Stock Transactions
Sold	12,752,094	7,563,833	12,171,485	22,150,878
Distributions reinvested	24,409	19,477	432,330	—
Redeemed	(4,664,964)	(3,851,104)	(9,556,440)	(5,338,930)
In-kind redemptions	—	—	—	—
Total Capital Stock Transactions	8,111,539	3,732,206	3,047,375	16,811,948
Net Increase/(Decrease) in Net Assets	2,902,992	7,567,569	(2,090,100)	23,516,787
Net Assets, Beginning of Period	28,699,411	21,131,842	40,943,672	17,426,885
Net Assets, End of Period	$31,602,403	$28,699,411	$38,853,572	$40,943,672
Accumulated Undistributed Net Investment Income/(Loss)	$71,401	$(16,267)	$221,915	$147,723
Capital Stock Share Transactions
Sold	1,293,529	912,419	1,023,676	2,019,483
Distributions reinvested	2,450	2,527	35,959	—
Redeemed	(502,842)	(482,071)	(810,480)	(504,508)
In-kind redemptions	—	—	—	—

Total Capital Stock Share Transactions	793,137	432,875	249,155	1,514,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Real Estate Securities Portfolio		Partner Utilities Portfolio		Partner Small Cap Growth Portfolio		Partner Small Cap Value Portfolio
12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010

$4,302,879	$4,836,890	$195,073	$195,676	$(1,328,119)	$(1,082,589)	$1,323,363	$1,842,784
46,825,514	7,698,310	129,743	(295,153)	30,411,991	22,505,875	3,364,074	6,589,551
(49,731,078)	60,495,701	486,911	605,367	(37,113,124)	25,265,662	(9,846,842)	44,504,600
1,397,315	73,030,901	811,727	505,890	(8,029,252)	46,688,948	(5,159,405)	52,936,935

—	(8,680,000)	(188,302)	(150,229)	—	—	(560,137)	(2,402,557)
—	(8,680,000)	(188,302)	(150,229)	—	—	(560,137)	(2,402,557)

10,492,356	22,234,058	3,664,291	2,299,675	5,269,479	9,014,114	4,001,480	12,437,630
—	8,680,000	188,302	150,229	—	—	560,137	2,402,557
(26,179,966)	(31,217,013)	(1,264,285)	(1,275,037)	(8,274,466)	(7,664,976)	(15,399,807)	(24,782,056)
(207,194,357)	—	—	—	—	—	—	—
(222,881,967)	(302,955)	2,588,308	1,174,867	(3,004,987)	1,349,138	(10,838,190)	(9,941,869)
(221,484,652)	64,047,946	3,211,733	1,530,528	(11,034,239)	48,038,086	(16,557,732)	40,592,509
329,450,651	265,402,705	7,906,814	6,376,286	208,524,665	160,486,579	266,938,882	226,346,373
$107,965,999	$329,450,651	$11,118,547	$7,906,814	$197,490,426	$208,524,665	$250,381,150	$266,938,882
$4,269,528	$(32,857)	$189,443	$190,394	$(21,909)	$(210,701)	$886,760	$13,432

686,920	1,766,561	438,639	302,294	389,293	850,994	213,874	758,747
—	598,464	22,572	20,755	—	—	29,458	130,058
(1,720,834)	(2,377,533)	(152,395)	(167,856)	(631,342)	(718,272)	(816,570)	(1,410,305)
(14,854,346)	—	—	—	—	—	—	—

(15,888,260)	(12,508)	308,816	155,193	(242,049)	132,722	(573,238)	(521,500)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Small Cap Stock Portfolio		Small Cap Index Portfolio
For the periods ended	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations
Net investment income/(loss)	$(272,455)	$(291,640)	$1,293,444	$1,743,657
Net realized gains/(losses)	38,698,937	55,417,334	15,858,302	13,215,131
Change in net unrealized appreciation/(depreciation)	(52,961,455)	6,615,584	(15,798,990)	32,309,249
Net Change in Net Assets Resulting From Operations	(14,534,973)	61,741,278	1,352,756	47,268,037
Distributions to Shareholders
From net investment income	—	(107,303)	(1,738,716)	(1,688,689)
From net realized gains	—	—	(5,929,388)	—
Total Distributions to Shareholders	—	(107,303)	(7,668,104)	(1,688,689)
Capital Stock Transactions
Sold	9,883,221	13,439,189	3,467,541	3,643,585
Distributions reinvested	—	107,303	7,668,104	1,688,689
Redeemed	(34,747,549)	(30,435,902)	(35,931,155)	(34,729,940)
In-kind redemptions	—	—	—	—
Total Capital Stock Transactions	(24,864,328)	(16,889,410)	(24,795,510)	(29,397,666)
Net Increase/(Decrease) in Net Assets	(39,399,301)	44,744,565	(31,110,858)	16,181,682
Net Assets, Beginning of Period	303,237,303	258,492,738	220,101,174	203,919,492
Net Assets, End of Period	$263,838,002	$303,237,303	$188,990,316	$220,101,174
Accumulated Undistributed Net Investment Income/(Loss)	$(42,048)	$(38,794)	$1,250,358	$1,708,671
Capital Stock Share Transactions
Sold	817,829	1,298,393	266,080	318,673
Distributions reinvested	—	10,599	585,316	155,052
Redeemed	(2,759,965)	(2,886,516)	(2,742,693)	(3,081,494)
In-kind redemptions	—	—	—	—

Total Capital Stock Share Transactions	(1,942,136)	(1,577,524)	(1,891,297)	(2,607,769)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Mid Cap Growth Portfolio II			Mid Cap Growth Portfolio		Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio
12/31/2011		12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010

$(181,125)		$158,648	$809,887	$1,258,925	$1,929,624	$1,465,614	$1,201,376	$2,039,361
37,293,684		17,017,642	17,854,603	34,366,352	19,848,018	19,361,980	31,255,555	36,061,225
(38,135,402)		18,083,987	(38,786,888)	62,196,129	(36,357,876)	25,881,479	(62,951,078)	69,833,782
(1,022,843)		35,260,277	(20,122,398)	97,821,406	(14,580,234)	46,709,073	(30,494,147)	107,934,368

(164,024)		—	(1,271,495)	(947,099)	(501,793)	(1,688,800)	(227,230)	(2,143,045)
(5,762,903)		(12,175,789)	—	—	—	—	—	—
(5,926,927)		(12,175,789)	(1,271,495)	(947,099)	(501,793)	(1,688,800)	(227,230)	(2,143,045)

1,181,655		4,127,514	14,564,553	12,318,445	3,149,836	10,033,281	4,514,214	16,381,052
5,926,927		12,175,789	1,271,495	947,099	501,793	1,688,800	227,230	2,143,045
(9,586,659	)d	(5,002,263)	(65,517,978)	(55,446,013)	(4,902,288)	(8,283,642)	(28,471,182)	(56,361,371)
(133,828,325)		—	—	—	—	—	—	—
(136,306,402)		11,301,040	(49,681,930)	(42,180,469)	(1,250,659)	3,438,439	(23,729,738)	(37,837,274)
(143,256,172)		34,385,528	(71,075,823)	54,693,838	(16,332,686)	48,458,712	(54,451,115)	67,954,049
160,228,019		125,842,491	419,909,337	365,215,499	232,162,749	183,704,037	511,476,533	443,522,484
$16,971,847		$160,228,019	$348,833,514	$419,909,337	$215,830,063	$232,162,749	$457,025,418	$511,476,533
$(16,096)		$127,388	$699,790	$1,151,918	$1,893,645	$476,775	$1,068,813	$138,855

119,495		478,499	778,985	780,913	238,184	903,936	364,509	1,646,930
605,165		1,262,455	67,592	63,855	36,760	136,786	18,241	180,466
(993,586)		(563,662)	(3,532,552)	(3,557,867)	(368,342)	(680,225)	(2,306,482)	(5,350,949)
(13,980,645)		—	—	—	—	—	—	—

(14,249,571)		1,177,292	(2,685,975)	(2,713,099)	(93,398)	360,497	(1,923,732)	(3,523,553)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio
For the periods ended	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations
Net investment income/(loss)	$636,118	$710,547	$12,066,451	$6,499,765
Net realized gains/(losses)	7,431,994	6,190,215	16,701,013	5,131,016
Change in net unrealized appreciation/(depreciation)	(9,526,961)	13,514,870	(98,812,015)	46,651,811
Net Change in Net Assets Resulting From Operations	(1,458,849)	20,415,632	(70,044,551)	58,282,592
Distributions to Shareholders
From net investment income	(714,334)	(915,779)	(11,145,255)	(6,741,083)
From net realized gains	(5,251,300)	—	(9,296,969)	—
Total Distributions to Shareholders	(5,965,634)	(915,779)	(20,442,224)	(6,741,083)
Capital Stock Transactions
Sold	3,054,967	3,692,861	51,510,070	215,387,135
Distributions reinvested	5,965,634	915,779	20,442,224	6,741,083
Redeemed	(17,658,888)	(16,864,029)	(8,484,281)	(5,936,398)
Total Capital Stock Transactions	(8,638,287)	(12,255,389)	63,468,013	216,191,820
Net Increase/(Decrease) in Net Assets	(16,062,770)	7,244,464	(27,018,762)	267,733,329
Net Assets, Beginning of Period	94,176,792	86,932,328	522,605,174	254,871,845
Net Assets, End of Period	$78,114,022	$94,176,792	$495,586,412	$522,605,174
Accumulated Undistributed Net Investment Income/(Loss)	$620,714	$698,930	$(97,092)	$(925,747)
Capital Stock Share Transactions
Sold	240,808	330,237	5,715,846	27,030,292
Distributions reinvested	472,525	86,004	2,759,006	768,871
Redeemed	(1,381,798)	(1,506,899)	(997,461)	(757,779)

Total Capital Stock Share Transactions	(668,465)	(1,090,658)	7,477,391	27,041,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner International Stock Portfolio		Partner Socially Responsible Stock Portfolio		Partner All Cap Growth Portfolio		Partner All Cap Value Portfolio
12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010

$20,190,593	$16,436,338	$356	$2,201	$(35,294)	$(14,613)	$43,500	$24,879
38,789,623	7,284,176	217,579	(9,014)	992,252	156,516	591,490	439,956
(174,424,501)	46,575,330	(398,153)	709,608	(2,010,738)	1,970,797	(1,408,253)	630,686
(115,444,285)	70,295,844	(180,218)	702,795	(1,053,780)	2,112,700	(773,263)	1,095,521

(312,749)	(16,065,985)	(45)	(4,433)	—	—	(44,465)	—
—	—	—	—	—	—	—	—
(312,749)	(16,065,985)	(45)	(4,433)	—	—	(44,465)	—

7,217,381	4,983,579	2,616,339	1,834,566	4,620,594	4,249,755	1,688,814	2,323,618
312,749	16,065,985	45	4,433	—	—	44,465	—
(71,285,023)	(68,883,073)	(717,117)	(2,240,089)	(2,615,700)	(2,700,508)	(1,567,521)	(1,584,915)
(63,754,893)	(47,833,509)	1,899,267	(401,090)	2,004,894	1,549,247	165,758	738,703
(179,511,927)	6,396,350	1,719,004	297,272	951,114	3,661,947	(651,970)	1,834,224
889,339,432	882,943,082	4,427,287	4,130,015	11,758,387	8,096,440	7,357,684	5,523,460
$709,827,505	$889,339,432	$6,146,291	$4,427,287	$12,709,501	$11,758,387	$6,705,714	$7,357,684
$19,809,786	$(589,578)	$(5,140)	$(5,207)	$(6,326)	$(5,260)	$38,289	$39,887

683,763	514,732	245,680	201,950	448,817	490,313	188,169	289,627
29,241	1,508,576	4	428	—	—	4,853	—
(6,757,650)	(7,059,463)	(68,601)	(246,241)	(257,354)	(330,236)	(176,547)	(202,448)

(6,044,646)	(5,036,155)	177,083	(43,863)	191,463	160,077	16,475	87,179

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner All Cap Portfolio		Large Cap Growth Portfolio II
For the periods ended	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations
Net investment income/(loss)	$323,914	$284,298	$1,137,519	$1,138,069
Net realized gains/(losses)	5,397,966	5,317,492	13,252,329	42,707,448
Change in net unrealized appreciation/(depreciation)	(8,435,631)	3,419,746	(47,505,736)	(14,270,355)
Net Change in Net Assets Resulting From Operations	(2,713,751)	9,021,536	(33,115,888)	29,575,162
Distributions to Shareholders
From net investment income	(361,337)	(425,206)	(548,812)	(1,062,853)
From net realized gains	—	—	(7,238,369)	(46,391,869)
Total Distributions to Shareholders	(361,337)	(425,206)	(7,787,181)	(47,454,722)
Capital Stock Transactions
Sold	2,630,190	2,965,952	683,861	13,054,152
Distributions reinvested	361,337	425,206	7,787,181	47,454,722
Redeemed	(10,971,976)	(12,178,664)	(4,428,415)	(14,902,948)
In-kind redemptions	—	—	(335,344,769)	—
Total Capital Stock Transactions	(7,980,449)	(8,787,506)	(331,302,142)	45,605,926
Net Increase/(Decrease) in Net Assets	(11,055,537)	(191,176)	(372,205,211)	27,726,366
Net Assets, Beginning of Period	62,423,639	62,614,815	385,112,197	357,385,831
Net Assets, End of Period	$51,368,102	$62,423,639	$12,906,986	$385,112,197
Accumulated Undistributed Net Investment Income/(Loss)	$284,934	$277,270	$242,609	$520,973
Capital Stock Share Transactions
Sold	292,227	373,560	98,054	1,814,296
Distributions reinvested	41,168	56,045	1,155,762	6,959,263
Redeemed	(1,242,268)	(1,537,172)	(669,723)	(2,072,421)
In-kind redemptions	—	—	(54,050,379)	—

Total Capital Stock Share Transactions	(908,873)	(1,107,567)	(53,466,286)	6,701,138

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Large Cap Growth Portfolio		Partner Growth Stock Portfolio		Large Cap Value Portfolio		Large Cap Stock Portfolio
12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010

$4,960,065	$5,398,474	$(111,777)	$(111,541)	$13,333,675	$10,379,540	$6,064,467	$4,398,244
95,983,133	74,005,891	6,715,627	3,250,837	46,625,093	34,506,203	43,460,499	49,849,838
(147,794,994)	17,421,764	(7,257,510)	5,778,826	(84,034,835)	46,319,560	(76,999,830)	7,449,282
(46,851,796)	96,826,129	(653,660)	8,918,122	(24,076,067)	91,205,303	(27,474,864)	61,697,364

(4,952,199)	(5,477,772)	—	(10,928)	(178,536)	(10,382,197)	(72,332)	(4,434,436)
—	—	—	—	—	—	—	—
(4,952,199)	(5,477,772)	—	(10,928)	(178,536)	(10,382,197)	(72,332)	(4,434,436)

31,961,443	14,875,050	2,771,906	2,657,012	5,504,321	26,733,249	4,646,041	13,368,032
4,952,199	5,477,772	—	10,928	178,536	10,382,197	72,332	4,434,436
(163,129,043)	(153,711,612)	(12,445,518)	(11,486,072)	(40,657,075)	(39,675,311)	(39,602,993)	(64,056,535)
—	—	—	—	—	—	—	—
(126,215,401)	(133,358,790)	(9,673,612)	(8,818,132)	(34,974,218)	(2,559,865)	(34,884,620)	(46,254,067)
(178,019,396)	(42,010,433)	(10,327,272)	89,062	(59,228,821)	78,263,241	(62,431,816)	11,008,861
983,302,528	1,025,312,961	61,427,087	61,338,025	811,283,097	733,019,856	628,281,403	617,272,542
$805,283,132	$983,302,528	$51,099,815	$61,427,087	$752,054,276	$811,283,097	$565,849,587	$628,281,403
$74,149	$137,213	$(11,999)	$(11,051)	$13,258,241	$131,811	$5,991,140	$11,693

1,852,307	965,096	234,864	255,064	512,876	2,762,528	549,110	1,738,095
308,812	325,518	—	1,117	16,597	968,598	8,524	522,294
(9,617,541)	(9,972,843)	(1,060,071)	(1,127,792)	(3,805,123)	(4,067,316)	(4,701,845)	(8,255,951)
—	—	—	—	—	—	—	—

(7,456,422)	(8,682,229)	(825,207)	(871,611)	(3,275,650)	(336,190)	(4,144,211)	(5,995,562)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Large Cap Index Portfolio		Equity Income Plus Portfolio
For the periods ended	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations
Net investment income/(loss)	$5,238,643	$5,292,660	$1,521,680	$1,257,472
Net realized gains/(losses)	3,778,704	2,484,140	2,864,212	1,748,795
Change in net unrealized appreciation/(depreciation)	(3,129,196)	35,968,282	(6,856,731)	6,746,238
Net Change in Net Assets Resulting From Operations	5,888,151	43,745,082	(2,470,839)	9,752,505
Distributions to Shareholders
From net investment income	(5,204,623)	(6,071,009)	(238,167)	(1,091,095)
From net realized gains	—	—	—	—
Total Distributions to Shareholders	(5,204,623)	(6,071,009)	(238,167)	(1,091,095)
Capital Stock Transactions
Sold	6,327,864	4,998,559	17,179,648	12,697,884
Distributions reinvested	5,204,623	6,071,009	238,167	1,091,095
Redeemed	(52,460,205)	(55,384,625)	(2,933,661)	(1,126,810)
Total Capital Stock Transactions	(40,927,718)	(44,315,057)	14,484,154	12,662,169
Net Increase/(Decrease) in Net Assets	(40,244,190)	(6,640,984)	11,775,148	21,323,579
Net Assets, Beginning of Period	331,529,491	338,170,475	76,302,671	54,979,092
Net Assets, End of Period	$291,285,301	$331,529,491	$88,077,819	$76,302,671
Accumulated Undistributed Net Investment Income/(Loss)	$5,168,346	$5,235,385	$1,497,783	$232,290
Capital Stock Share Transactions
Sold	356,181	312,434	1,868,977	1,490,262
Distributions reinvested	294,086	396,951	25,758	121,252
Redeemed	(2,925,178)	(3,450,988)	(322,694)	(139,940)

Total Capital Stock Share Transactions	(2,274,911)	(2,741,603)	1,572,041	1,471,574

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Balanced Portfolio		High Yield Portfolio		Diversified Income Plus Portfolio		Partner Socially Responsible Bond Portfolio
12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010

$5,287,379	$5,784,781	$60,932,423	$64,037,035	$5,703,186	$5,935,878	$232,578	$221,472
7,334,674	9,675,197	20,999,442	18,724,722	3,123,792	2,684,198	315,835	242,800
(1,963,279)	18,180,722	(45,857,753)	23,998,230	(6,384,519)	5,500,594	2,628	11,620
10,658,774	33,640,700	36,074,112	106,759,987	2,442,459	14,120,670	551,041	475,892

(5,741,540)	(7,030,465)	(60,572,233)	(64,046,375)	(5,830,693)	(4,650,351)	(232,005)	(221,596)
(8,517,319)	(1,826,310)	—	—	—	—	—	(275,856)
(14,258,859)	(8,856,775)	(60,572,233)	(64,046,375)	(5,830,693)	(4,650,351)	(232,005)	(497,452)

8,642,974	5,772,338	80,264,421	80,573,299	26,678,361	17,961,894	3,646,516	5,658,903
14,258,859	8,856,775	60,572,233	64,046,375	5,830,693	4,650,351	232,005	497,432
(49,372,777)	(49,978,166)	(120,800,753)	(160,313,331)	(16,736,539)	(13,225,573)	(2,769,272)	(3,516,635)
(26,470,944)	(35,349,053)	20,035,901	(15,693,657)	15,772,515	9,386,672	1,109,249	2,639,700
(30,071,029)	(10,565,128)	(4,462,220)	27,019,955	12,384,281	18,856,991	1,428,285	2,618,140
270,593,069	281,158,197	782,988,501	755,968,546	106,008,643	87,151,652	8,802,078	6,183,938
$240,522,040	$270,593,069	$778,526,281	$782,988,501	$118,392,924	$106,008,643	$10,230,363	$8,802,078
$5,214,816	$5,723,736	$431,283	$529,058	$5,453,179	$5,812,376	$(849)	$(1,422)

582,865	421,740	16,614,795	17,296,149	3,954,790	2,825,605	346,053	530,437
999,857	670,373	12,711,981	13,795,413	888,202	770,104	22,178	47,873
(3,360,829)	(3,631,342)	(25,047,046)	(34,205,099)	(2,502,061)	(2,084,239)	(266,171)	(333,345)

(1,778,107)	(2,539,229)	4,279,730	(3,113,537)	2,340,931	1,511,470	102,060	244,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Income Portfolio		Bond Index Portfolio
For the periods ended	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations
Net investment income/(loss)	$64,042,746	$64,673,260	$4,471,690	$5,102,426
Net realized gains/(losses)	27,762,211	39,392,671	2,271,157	2,020,684
Change in net unrealized appreciation/(depreciation)	(11,245,943)	35,474,734	5,624,220	7,104,007
Net Change in Net Assets Resulting From Operations	80,559,014	139,540,665	12,367,067	14,227,117
Distributions to Shareholders
From net investment income	(63,413,810)	(64,435,842)	(4,452,733)	(5,092,427)
From net realized gains	—	—	(996,560)	—
Total Distributions to Shareholders	(63,413,810)	(64,435,842)	(5,449,293)	(5,092,427)
Capital Stock Transactions
Sold	165,217,508	155,625,675	23,741,777	20,751,109
Distributions reinvested	63,413,810	64,435,842	5,449,293	5,092,427
Redeemed	(104,919,017)	(251,110,099)	(33,033,339)	(30,119,545)
Total Capital Stock Transactions	123,712,301	(31,048,582)	(3,842,269)	(4,276,009)
Net Increase/(Decrease) in Net Assets	140,857,505	44,056,241	3,075,505	4,858,681
Net Assets, Beginning of Period	1,322,211,956	1,278,155,715	161,386,830	156,528,149
Net Assets, End of Period	$1,463,069,461	$1,322,211,956	$164,462,335	$161,386,830
Accumulated Undistributed Net Investment Income/(Loss)	$117,953	$393,275	$28,355	$9,363
Capital Stock Share Transactions
Sold	16,387,092	15,895,157	2,152,749	1,954,827
Distributions reinvested	6,298,371	6,592,114	498,530	481,492
Redeemed	(10,426,939)	(25,853,912)	(3,029,092)	(2,841,577)

Total Capital Stock Share Transactions	12,258,524	(3,366,641)	(377,813)	(405,258)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Limited Maturity Bond Portfolio		Mortgage Securities Portfolio		Money Market Portfolio
12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010

$33,286,629	$39,553,618	$955,653	$1,134,436	$(3,050)	$(16,636)
(2,036,487)	9,160,097	947,926	54,666	3,050	16,636
(19,900,581)	11,950,491	(438,737)	2,547,643	—	—
11,349,561	60,664,206	1,464,842	3,736,745	—	—

(32,036,799)	(39,165,559)	(954,571)	(1,134,436)	—	—
—	—	(126,365)	(314,976)	—	—
(32,036,799)	(39,165,559)	(1,080,936)	(1,449,412)	—	—

235,573,770	239,166,783	4,387,941	5,167,343	111,357,087	61,776,705
32,036,799	39,165,559	1,080,936	1,449,412	—	—
(67,825,943)	(86,736,588)	(6,958,496)	(6,929,109)	(112,663,789)	(136,018,196)
199,784,626	191,595,754	(1,489,619)	(312,354)	(1,306,702)	(74,241,491)
179,097,388	213,094,401	(1,105,713)	1,974,979	(1,306,702)	(74,241,491)
1,318,735,013	1,105,640,612	33,528,041	31,553,062	171,766,583	246,008,074
$1,497,832,401	$1,318,735,013	$32,422,328	$33,528,041	$170,459,881	$171,766,583
$(327,345)	$(141,600)	$1,082	$—	$—	$—

23,994,742	24,480,712	421,586	507,606	111,357,087	61,776,705
3,270,092	4,010,919	103,802	142,609	—	—
(6,938,394)	(8,886,056)	(668,997)	(681,460)	(112,663,789)	(136,018,196)

20,326,440	19,605,575	(143,609)	(31,245)	(1,306,702)	(74,241,491)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into forty-one separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost, whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Directors. As of December 31, 2011, the following Portfolios held these types of Level 3 securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Worldwide Allocation	2	0.18%
Partner Growth Stock	9	1.19%
High Yield	1	0.00%
Partner Socially Responsible Bond	2	1.20%

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. During the year ended December 31, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Real Estate Securities Portfolio, Partner Utilities Portfolio, Partner Small Cap Value Portfolio, Small Cap Stock Portfolio, Partner Worldwide Allocation Portfolio, Partner International Stock Portfolio, Partner All Cap Value Portfolio, Partner Growth Stock Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio and Income Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable. These amounts are shown as part of net realized gains/(losses) on investments in the Statement of Operations.

GAAP requires management of the Portfolios to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Portfolio must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

Management of the Portfolios analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2011, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2008, through 2011. Additionally, as of December 31, 2011, the tax year ended December 31, 2007, is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2011, management of the Portfolios has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(G) Custody Earnings Credit – The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended December 31, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio and Mortgage Securities Porfolio engaged in over-the-counter options. Partner All Cap Growth Portfolio, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Equity Income Plus Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in exchange-traded options.

(J) Futures Contracts – Certain Portfolios may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the year ended December 31, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Equity Income Plus Portfolio, Balanced Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements – Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses on the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Portfolios’ Schedules of Investments for additional information as of December 31, 2011. During the year ended December 31, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Worldwide Allocation Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in these types of investments.

(L) Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios transfer mortgage securities to a counterparty and simultaneously agree to the return of similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios maintain liquid securities having a value not less than the agreed upon price (including accrued interest) for such dollar rolls. The value of the securities that the Portfolios are required to accept on return may decline below the agreed upon price of those securities.

During the term of the agreement, the Portfolios forgo principal and interest paid on the mortgage securities transferred. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new return date and agreed upon price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. The recognition of the gains/losses are deferred until the closing of the roll and are included in Net realized gains/(losses) in the Statement of Operations. During the year ended December 31, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Balanced Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

During the year ended December 31, 2011, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Equity Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. As of December 31, 2011, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Partner Technology	$3,578,307
Partner Small Cap Growth	19,839,850
Partner Small Cap Value	14,374,031
Small Cap Stock	2,294,584
Small Cap Index	15,456,976
Mid Cap Growth II	16,944
Partner Mid Cap Value	3,592,368
Mid Cap Stock	9,539,944
Mid Cap Index	3,225,956
Partner International Stock	35,131,290
Partner Growth Stock	1,598,368
Large Cap Value	6,047,947
Large Cap Stock	1,228,527
Large Cap Index	1,201,566

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

Portfolio	Securities on Loan
Balanced	1,669,833
High Yield	48,860,126
Diversified Income Plus	4,604,450
Income	26,506,868
Bond Index	4,032,722
Limited Maturity Bond	86,022,268

(N) When Issued and Delayed Delivery Transactions – Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended December 31, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Balanced Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(P) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2011, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Real Estate Securities Portfolio, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Large Cap Stock Portfolio, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2011, High Yield Porfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(R) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivable on defaulted securities is monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(U) Loss Contingencies – High Yield Portfolio and Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Balanced Portfolio and Large Cap Index Portfolio are named in a class of over 3,000 shareholder defendants in an adversary action filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”). The suit seeks to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Balanced Portfolio and Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Balanced Portfolio and Large Cap Index Portfolio are defendants in an adversary action filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune Company (“Tribune”). The suit seeks to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the holders of certain notes issued by Tribune prior to the LBO Transaction. Balanced Portfolio and Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust (“Trustee”). The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Mid Cap Index Portfolio owned shares of Lyondell stock before the merger. On December 21, 2007, Mid Cap Index Portfolio tendered its shares of Lyondell for $1,542,720.

(V) Litigation – Awards from class action litigation are recorded as a reduction of cost if the Portfolio still owns the applicable securities on the payment date. If the Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

(W) Recent Accounting Pronouncements – In May 2011, FASB released Accounting Standards Update 2011-04 (ASU 2011-04), Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRSs). This updated standard is a collaboration between FASB and International Accounting Standards Board (IASB) to ensure that fair value has the same meaning in U.S. GAAP and in IFRSs and that their respective fair value measurement and disclosure requirements are materially the same. The amendments adopted include additional disclosures about transfers between Level 1 and Level 2 of the fair value hierarchy and information about the sensitivity of the fair value measurement of the Level 3 assets to changes in unobservable inputs and any interrelationships between those unobservable inputs. The disclosures required by ASU 2011-04 will be in effective for any reporting period (annual or quarterly interim) beginning after December 15, 2011. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

(X) In-kind Redemptions – During the year ended December 31, 2011, the Thrivent Asset Allocation Portfolios, as the shareholders of underlying Thrivent Series Funds (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”). The underlying portfolios distributed portfolio securities rather than cash as payment for the redemption of these fund shares. For financial reporting purposes, the underlying funds recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying portfolios as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolios. These in-kind transactions were conducted at market value. The transactions were as follows:

Underlying Portfolio	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain/(Loss)
Aggressive Allocation Portfolio
Real Estate Securities	810,212	10/17/2011	$11,301,165	($1,195,433)
Mid Cap Growth II	4,438,418	11/11/2011	42,486,309	6,007,001
Large Cap Growth II	3,733,062	11/21/2011	23,161,040	(1,897,783)
Moderately Aggressive Allocation Portfolio
Real Estate Securities	5,203,112	10/17/2011	$72,575,081	$1,481,061
Mid Cap Growth II	6,718,565	11/11/2011	64,312,796	16,763,029
Large Cap Growth II	22,733,298	11/21/2011	141,044,198	(6,185,156)
Moderate Allocation Portfolio
Real Estate Securities	6,860,851	10/17/2011	$95,697,896	$21,151,702
Mid Cap Growth II	2,823,662	11/11/2011	27,029,220	8,325,290
Large Cap Growth II	22,153,231	11/21/2011	137,445,293	2,311,946
Moderately Conservative Allocation Portfolio
Real Estate Securities	1,980,171	10/17/2011	$27,620,215	$10,646,581
Large Cap Growth II	5,430,788	11/21/2011	33,694,238	1,813,262

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Portfolios – Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Utilities	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth II	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.850%	0.850%	0.850%	0.850%	0.800%	0.800%	0.750%	0.700%	0.700%	0.700%	0.700%
Partner Socially Responsible Stock	0.800%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner All Cap Value	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth II	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Equity Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced	0.350%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Socially Responsible Bond	0.700%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mortgage Securities	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Technology Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Emerging Markets Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Small Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. For assets that are invested in companies that have market capitalizations that fall within the bottom half of the Russell 2000® Growth Index (the “microcap portion”), the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM. Partner Worldwide Allocation Portfolio The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Portfolio are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Portfolio are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.
The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Investment Management, Inc. (formally Calvert Asset Management Company, Inc.) (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Socially Responsible Bond Portfolio

The Adviser has entered into a subadvisory agreement with Calvert for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $50 million, 0.375% for the next $50 million, 0.35% for the next $50 million, 0.325% of the next $100 million and 0.30% for assets over $250 million.

(C) Expense Reimbursements – As of December 31, 2011, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Small Cap Growth	0.10%	N/A
Mid Cap Growth II	0.30%	N/A
Partner International Stock	0.08%	N/A
Partner All Cap	0.20%	N/A
Large Cap Growth II	0.15%[1]	N/A
Partner Growth Stock	0.10%	N/A
Money Market	0.21%[2]	N/A

[1]	Prior expense reimbursement of 0.25% expired on April 30, 2011.
[2]

Thrivent Asset Mgt. has voluntarily agreed to reimburse certain portfolio level expenses of Thrivent Money Market Portfolio to the extent necessary in order to maintain a minimum annualized net yield of 0.00%.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

As of December 31, 2011, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Aggressive Allocation	0.89%[1]	5/15/2011
Partner Healthcare	1.25%[2]	4/30/2012
Partner Natural Resources	1.19%	4/30/2012
Partner Emerging Markets	1.40%[3]	4/30/2012
Partner Utilities	0.90%	4/30/2012
Partner Worldwide Allocation	1.00%	4/30/2012
Partner Socially Responsible Stock	0.98%	4/30/2012
Partner All Cap Growth	1.00%	4/30/2012
Partner All Cap Value	0.98%	4/30/2012
Equity Income Plus	0.85%	4/30/2012
Partner Socially Responsible Bond	0.68%	4/30/2012

[1]	All direct and indirect expenses are subject to the contractual expense limit.
[2]	Prior contractual expense limit of 1.39% expired on April 30, 2011.
[3]	Prior contractual expense limit of 1.50% expired on April 30, 2011.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income Portfolio may invest cash in High Yield Fund and Money Market Portfolio, subject to certain limitations. During the year ended December 31, 2011, Income Portfolio and Limited Maturity Bond Portfolio invested in High Yield Fund. During the year ended December 31, 2011, no Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund or Money Market Portfolio.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2011, the Adviser received aggregate fees for accounting and administrative personnel and services of $7,402,519 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $565,382 in fees from the Fund for the year ended December 31, 2011. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)		Capital Stock
Aggressive Allocation	$830,953	$(830,953	) $	—
Moderately Aggressive Allocation	2,078,608	(2,078,608)		—
Moderate Allocation	1,159,142	(1,159,142)		—
Moderately Conservative Allocation	(72,828)	72,828		—
Partner Technology	69,648	—		(69,648)
Partner Healthcare	(5,117)	5,117		—
Partner Natural Resources	54,530	(54,530)		—
Partner Emerging Markets	(8,387)	8,387		—
Real Estate Securities	(494)	(32,924,296)		32,924,790
Partner Utilities	(7,722)	7,722		—

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Partner Small Cap Growth	1,516,911	(1,284,051)	(232,860)
Partner Small Cap Value	110,102	(110,102)	—
Small Cap Stock	269,201	8,424	(277,625)
Small Cap Index	(13,041)	13,041	—
Mid Cap Growth II	201,665	(34,805,106)	34,603,441
Mid Cap Growth	9,480	(9,480)	—
Partner Mid Cap Value	(10,961)	10,961	—
Mid Cap Stock	(44,188)	44,188	—
Partner Worldwide Allocation	(92,541)	92,541	—
Partner International Stock	521,520	(521,520)	—
Partner Socially Responsible Stock	(244)	244	—
Partner All Cap Growth	34,228	—	(34,228)
Partner All Cap Value	(633)	633	—
Partner All Cap	45,087	(45,087)	—
Large Cap Growth II	(867,071)	(9,153,017)	10,020,088
Large Cap Growth	(70,930)	109,531,404	(109,460,474)
Partner Growth Stock	110,829	996	(111,825)
Large Cap Value	(28,709)	28,709	—
Large Cap Stock	(12,688)	12,688	—
Large Cap Index	(101,059)	101,059	—
Equity Income Plus	(18,020)	18,220	(200)
Balanced	(54,759)	54,759	—
High Yield	(457,965)	344,085,464	(343,627,499)
Diversified Income Plus	(231,690)	73,690	158,000
Income	(904,258)	904,258	—
Bond Index	35	(35)	—
Limited Maturity Bond	(1,435,575)	1,435,575	—
Money Market	3,050	(3,050)	—

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$8,474,435	$20,858,286
Moderately Aggressive Allocation	42,258,689	29,976,332
Moderate Allocation	80,123,575	25,316,658
Moderately Conservative Allocation	44,927,476	11,650,410
Partner Healthcare	55,995	248,326
Partner Natural Resources	77,727	4,038,356
Partner Emerging Markets	252,692	239,345
Real Estate Securities	4,306,245	—
Partner Utilities	195,769	—
Partner Small Cap Value	1,706,505	—
Small Cap Index	1,510,323	15,713,467
Mid Cap Growth II	—	2,300,000
Mid Cap Growth	760,026	—
Partner Mid Cap Value	1,912,517	—
Mid Cap Stock	1,116,616	—
Mid Cap Index	712,523	7,728,514
Partner Worldwide Allocation	182,626	—
Partner International Stock	19,917,035	—
Partner Socially Responsible Stock	1,186	—
Partner All Cap Value	44,615	—
Partner All Cap	295,655	—
Large Cap Growth II	2,703,926	1,639,164
Large Cap Growth	265,318	—
Large Cap Value	13,341,407	—
Large Cap Stock	6,069,916	—
Large Cap Index	5,240,636	—
Equity Income Plus	1,504,441	—
Balanced	7,073,128	5,504,467
High Yield	520,280	—
Diversified Income Plus	5,482,226	—
Partner Socially Responsible Bond	269,930	72,641
Income	250,591	—
Bond Index	1,693,768	397,118
Limited Maturity Bond	179,322	—
Mortgage Securities	539,659	273,995

At December 31, 2011, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Partner Technology	$4,459,684	2016
	2,198,564	2017

	$6,658,248

Real Estate Securities	5,422,551	2017

	$5,422,551

Partner Utilities	243,838	2016
	285,260	2017
	296,017	2018

	$825,115

Partner Small Cap Growth	11,257,434	2017

	$11,257,434

Partner Small Cap Value	2,378,572	2017

	$2,378,572

Small Cap Stock	36,568,210	2017

	$36,568,210

Mid Cap Growth	27,868,536	2017

	$27,868,536

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

Portfolio	Capital Loss Carryover	Expiration Year
Partner Mid Cap Value	3,299,792	2017

	$3,299,792

Mid Cap Stock	28,879,374	2016
	27,996,719	2017

	$56,876,093

Partner International Stock	62,173,678	2016
	186,079,623	2017

	$248,253,301

Partner Socially Responsible Stock	372,232	2017
	14,165	2018

	$386,397

Partner All Cap Growth	96,601	2017

	$96,601

Partner All Cap Value	430,652	2017

	$430,652

Partner All Cap	2,829,972	2016
	11,312,120	2017

	$14,142,092

Large Cap Growth	163,432,783	2016
	185,657,815	2017

	$349,090,598

Partner Growth Stock	3,322,166	2017

	$3,322,166

Large Cap Value	137,096,888	2017

	$137,096,888

Large Cap Stock	10,258,437	2016
	98,352,276	2017

	$108,610,713

Large Cap Index	3,715,464	2017

	$3,715,464

Equity Income Plus	1,483,204	2016
	5,497,079	2017

	$6,980,283

High Yield	30,516,064	2012
	10,993,224	2013
	560,014	2014
	42,742,264	2016
	46,838,004	2017

	$131,649,570

Diversified Income Plus	6,851,449	2016
	9,354,607	2017

	$16,206,056

Income	17,759,581	2017

	$17,759,581

Limited Maturity Bond	2,169,430	2016
	6,959,975	2017

	$9,129,405

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the year ending December 31, 2011 and later, will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the Act). The Act made several changes to the tax rules that impact the Portfolios. Under the Act, if the losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above, which may make them more likely to expire unused. No new capital losses were generated during the year ending December 31, 2011.

During the fiscal year 2011, capital loss carryovers utilized by the Portfolios were as follows:

Capital Loss
Portfolio	Carryover
Partner Technology	3,776,166
Partner Natural Resources	245,911
Partner Emerging Markets	836,629
Real Estate Securities	13,507,120
Partner Utilities	131,326
Partner Small Cap Growth	29,195,487
Partner Small Cap Value	3,243,122
Small Cap Stock	38,446,602
Mid Cap Growth	14,619,993
Partner Mid Cap Value	19,555,967
Mid Cap Stock	29,902,527
Partner Worldwide Allocation	10,601,730
Partner International Stock	36,957,830
Partner Socially Responsible Stock	220,068
Partner All Cap Growth	991,013
Partner All Cap Value	588,160
Partner All Cap	5,275,378
Large Cap Growth	88,825,021
Partner Growth Stock	6,686,142
Large Cap Value	46,283,016
Large Cap Stock	40,979,562
Large Cap Index	788,145
Equity Income Plus	2,955,420
High Yield	21,298,636
Diversified Income Plus	3,036,854
Income	34,772,686
Limited Maturity Bond	728,793

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

In addition, the following capital loss carryovers expired during the fiscal year 2011: Large Cap Growth Portfolio, $109,531,404; High Yield Portfolio, $343,627,499. The following Portfolios deferred, on a tax basis, the following Post-October 2011 losses:

Portfolio	Post-October Loss
Partner Worldwide Allocation	$3,057,155

These amounts are deferred for tax purposes, deemed to occur in the next fiscal year, and are subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains during the next fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Portfolio	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Aggressive Allocation	$14,282,959	$12,321,615	$3,196,185	$—	$—	$—
Moderately Aggressive Allocation	68,387,593	82,045,060	15,195,649	—	—	—
Moderate Allocation	111,192,082	122,452,842	31,660,803	—	—	—
Moderately Conservative Allocation	48,557,013	48,468,152	13,781,398	2,670,270	—	—
Partner Healthcare	58,257	285,849	535,514	—	—	—
Partner Natural Resources	24,409	19,477	—	—	—	—
Partner Emerging Markets	432,330	—	—	—	—	—
Real Estate Securities	—	8,680,000	—	—	—	—
Partner Utilities	188,302	150,229	—	—	—	—
Partner Small Cap Value	560,137	2,402,557	—	—	—	—
Small Cap Stock	—	107,303	—	—	—	—
Small Cap Index	1,738,716	1,688,689	5,929,388	—	—	—
Mid Cap Growth II	2,445,054	3,887,907	3,481,873	8,287,882	—	—
Mid Cap Growth	1,271,495	947,099	—	—	—	—
Partner Mid Cap Value	501,793	1,688,800	—	—	—	—
Mid Cap Stock	227,230	2,143,045	—	—	—	—
Mid Cap Index	714,334	915,779	5,251,300	—	—	—
Partner Worldwide Allocation	11,145,255	6,741,083	9,296,969	—	—	—
Partner International Stock	312,749	16,065,985	—	—	—	—
Partner Socially Responsible Stock	45	4,433	—	—	—	—
Partner All Cap Value	44,465	—	—	—	—	—
Partner All Cap	361,337	425,206	—	—	—	—
Large Cap Growth II	6,076,312	28,106,422	1,710,869	19,348,300	—	—
Large Cap Growth	4,952,199	5,477,772	—	—	—	—
Partner Growth Stock	—	10,928	—	—	—	—
Large Cap Value	178,536	10,382,197	—	—	—	—
Large Cap Stock	72,332	4,434,436	—	—	—	—
Large Cap Index	5,204,623	6,071,009	—	—	—	—
Equity Income Plus	238,167	1,091,095	—	—	—	—
Balanced	6,991,678	8,856,775	7,267,181	—	—	—
High Yield	60,572,233	64,046,375	—	—	—	—
Diversified Income Plus	5,830,693	4,650,351	—	—	—	—
Partner Socially Responsible Bond	232,005	380,002	—	117,450	—	—
Income	63,413,810	64,435,842	—	—	—	—
Bond Index	4,585,471	5,092,427	863,822	—	—	—
Limited Maturity Bond	32,036,799	39,165,559	—	—	—	—
Mortgage Securities	1,080,936	1,389,516	—	59,896	—	—

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2011, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$358,279	$451,728
Moderately Aggressive Allocation	1,137,944	1,344,489
Moderate Allocation	1,521,064	1,469,204
Moderately Conservative Allocation	630,916	467,843
Partner Technology	18,541	21,733
Partner Healthcare	13,100	12,010
Partner Natural Resources	46,513	37,668
Partner Emerging Markets	5,971	2,403
Real Estate Securities	45,075	51,284
Partner Utilities	8,831	7,803
Partner Small Cap Growth	210,087	214,365
Partner Small Cap Value	24,541	33,910
Small Cap Stock	221,496	259,968
Small Cap Index	26,526	55,838
Mid Cap Growth II	108,611	108,695
Mid Cap Growth	254,459	299,469
Partner Mid Cap Value	171,659	173,724
Mid Cap Stock	169,673	191,547
Mid Cap Index	13,561	27,720
Partner Worldwide Allocation	392,191	335,188
Partner International Stock	606,441	640,506
Partner Socially Responsible Stock	4,098	2,420
Partner All Cap Growth	11,499	9,914
Partner All Cap Value	9,791	9,783
Partner All Cap	71,502	79,848
Large Cap Growth II	549,729	537,814
Large Cap Growth	1,953,153	2,076,858
Partner Growth Stock	15,012	25,417
Large Cap Value	568,431	589,152
Large Cap Stock	814,952	804,143
Large Cap Index	12,574	51,282
Equity Income Plus	161,780	149,147
Balanced	17,434	40,804
High Yield	428,537	428,266
Diversified Income Plus	140,130	129,289
Partner Socially Responsible Bond	8,548	8,474
Income	895,534	891,654
Bond Index	22,157	22,504
Limited Maturity Bond	687,476	642,375
Mortgage Securities	282	3,052

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$72,038	$60,872
Moderately Aggressive Allocation	468,696	335,800
Moderate Allocation	655,926	462,484
Moderately Conservative Allocation	460,569	276,679
Partner Worldwide Allocation	1,200	—
Balanced	356,860	367,813
Diversified Income Plus	8,085	4,714
Partner Socially Responsible Bond	11,662	11,387
Income	1,171,254	1,069,600
Bond Index	681,984	687,232
Limited Maturity Bond	832,530	639,735
Mortgage Securities	296,294	294,878

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2011, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Growth Stock	10	1.45%
Balanced	2	0.45%
High Yield	5	2.23%
Diversified Income Plus	1	0.49%
Partner Socially Responsible Bond	5	2.95%
Income	4	0.68%
Bond Index	2	0.79%
Limited Maturity Bond	6	1.45%
Mortgage Securities	2	4.81%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premium Amount
Aggressive Allocation
Balance at December 31, 2010	—	$—
Opened	3	9,313
Closed	—	—
Expired	(1)	(813)
Exercised	(2)	(8,500)

Balance at December 31, 2011	—	$—

Moderately Aggressive Allocation
Balance at December 31, 2010	—	$—
Opened	6	23,281
Closed	—	—
Expired	(1)	(2,031)
Exercised	(5)	(21,250)

Balance at December 31, 2011	—	$—

Moderate Allocation
Balance at December 31, 2010	—	$—
Opened	7	27,938
Closed	—	—
Expired	(1)	(2,438)
Exercised	(6)	(25,500)

Balance at December 31, 2011	—	$—

Moderately Conservative Allocation
Balance at December 31, 2010	—	$—
Opened	3	9,313
Closed	—	—
Expired	(1)	(813)
Exercised	(2)	(8,500)

Balance at December 31, 2011	—	$—

Large Cap Growth
Balance at December 31, 2010	—	$—
Opened	4,520	681,226
Closed	(1,746)	(309,961)
Expired	(2,376)	(307,358)
Exercised	(398)	(63,907)

Balance at December 31, 2011	—	$—

Large Cap Stock
Balance at December 31, 2010	300	$126,750
Opened	3,315	1,407,023
Closed	(3,490)	(1,489,020)
Expired	(95)	(27,703)
Exercised	—	—

Balance at December 31, 2011	30	$17,050

Equity Income Plus
Balance at December 31, 2010	50	$21,125
Opened	3,552	1,394,772
Closed	(2,601)	(1,198,918)
Expired	(110)	(35,540)
Exercised	—	—

Balance at December 31, 2011	891	$181,439

Diversified Income Plus
Balance at December 31, 2010	30	$12,675
Opened	1,380	645,058
Closed	(1,320)	(623,042)
Expired	(60)	(17,641)
Exercised	—	—

Balance at December 31, 2011	30	$17,050

Mortgage Securities
Balance at December 31, 2010	—	$—
Opened	3	11,641
Closed	—	—
Expired	(1)	(1,016)
Exercised	(2)	(10,625)

Balance at December 31, 2011	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. Pursuant to these procedures, during the year ended December 31, 2011, the Portfolios engaged in purchases and sales of securities of $19,583,679 and $22,354,851 respectively.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2011

Authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Moderately Aggressive Allocation	550,000,000	0.01
Moderate Allocation	850,000,000	0.01
Moderately Conservative Allocation	600,000,000	0.01
Partner Technology	100,000,000	0.01
Partner Healthcare	50,000,000	0.01
Partner Natural Resources	200,000,000	0.01
Partner Emerging Markets	150,000,000	0.01
Real Estate Securities	200,000,000	0.01
Partner Utilities	150,000,000	0.01
Partner Small Cap Growth	50,000,000	0.01
Partner Small Cap Value	150,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth II	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	50,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	200,000,000	0.01
Partner International Stock	250,000,000	0.01
Partner Socially Responsible Stock	100,000,000	0.01
Partner All Cap Growth	200,000,000	0.01
Partner All Cap Value	50,000,000	0.01
Partner All Cap	200,000,000	0.01
Large Cap Growth II	200,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	100,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01
Equity Income Plus	200,000,000	0.01
Balanced	200,000,000	0.01
High Yield	300,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Partner Socially Responsible Bond	50,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	450,000,000	0.01
Mortgage Securities	50,000,000	0.01
Money Market	1,200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2011	$12.22	$0.06	$(0.52)	$(0.46)	$(0.16)	$(0.20)
Year Ended 12/31/2010	10.66	0.10	1.72	1.82	(0.16)	(0.10)
Year Ended 12/31/2009	8.51	0.09	2.47	2.56	(0.41)	—
Year Ended 12/31/2008	14.09	0.25	(5.34)	(5.09)	(0.18)	(0.31)
Year Ended 12/31/2007	13.01	0.13	1.09	1.22	(0.08)	(0.06)

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2011	11.89	0.12	(0.45)	(0.33)	(0.23)	(0.14)
Year Ended 12/31/2010	10.72	0.17	1.42	1.59	(0.25)	(0.17)
Year Ended 12/31/2009	8.64	0.17	2.37	2.54	(0.46)	—
Year Ended 12/31/2008	13.48	0.33	(4.71)	(4.38)	(0.23)	(0.23)
Year Ended 12/31/2007	12.66	0.18	0.80	0.98	(0.11)	(0.05)

MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2011	11.79	0.17	(0.28)	(0.11)	(0.26)	(0.17)
Year Ended 12/31/2010	10.82	0.22	1.21	1.43	(0.29)	(0.17)
Year Ended 12/31/2009	8.92	0.23	2.14	2.37	(0.47)	—
Year Ended 12/31/2008	12.82	0.37	(3.83)	(3.46)	(0.27)	(0.17)
Year Ended 12/31/2007	12.22	0.24	0.58	0.82	(0.15)	(0.07)

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2011	11.66	0.18	(0.16)	0.02	(0.25)	(0.15)
Year Ended 12/31/2010	10.91	0.23	0.97	1.20	(0.28)	(0.17)
Year Ended 12/31/2009	9.27	0.24	1.82	2.06	(0.42)	—
Year Ended 12/31/2008	12.08	0.37	(2.80)	(2.43)	(0.29)	(0.09)
Year Ended 12/31/2007	11.69	0.27	0.39	0.66	(0.20)	(0.07)

PARTNER TECHNOLOGY PORTFOLIO
Year Ended 12/31/2011	7.11	(0.01)	(0.90)	(0.91)	—	—
Year Ended 12/31/2010	5.69	(0.04)	1.46	1.42	—	—
Year Ended 12/31/2009	3.63	(0.03)	2.09	2.06	—	—
Year Ended 12/31/2008	8.24	—	(3.59)	(3.59)	—	(1.02)
Year Ended 12/31/2007	7.67	(0.01)	0.85	0.84	—	(0.27)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.36)	$11.40	(3.93)%	$560.6	0.42%	0.49%	0.43%	0.47%	74%
(0.26)	12.22	17.53%	587.1	0.34%	0.95%	0.39%	0.90%	68%
(0.41)	10.66	30.62%	497.6	0.23%	1.29%	0.26%	1.27%	22%
(0.49)	8.51	(37.23)%	354.3	0.20%	2.45%	0.20%	2.45%	30%
(0.14)	14.09	9.33%	496.4	0.15%	1.17%	0.20%	1.12%	16%

(0.37)	11.19	(2.86)%	2,659.6	0.33%	1.22%	0.33%	1.22%	64%
(0.42)	11.89	15.43%	2,505.6	0.28%	1.83%	0.28%	1.83%	39%
(0.46)	10.72	29.80%	1,983.0	0.20%	2.41%	0.20%	2.41%	17%
(0.46)	8.64	(33.40)%	1,354.6	0.17%	3.36%	0.17%	3.36%	27%
(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%

(0.43)	11.25	(1.02)%	4,133.6	0.29%	1.86%	0.29%	1.86%	53%
(0.46)	11.79	13.68%	3,569.4	0.26%	2.51%	0.26%	2.51%	30%
(0.47)	10.82	26.89%	2,658.5	0.19%	3.16%	0.19%	3.16%	16%
(0.44)	8.92	(27.74)%	1,811.6	0.17%	3.91%	0.17%	3.91%	22%
(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%

(0.40)	11.28	0.20%	2,055.3	0.31%	2.14%	0.31%	2.14%	46%
(0.45)	11.66	11.41%	1,591.3	0.28%	2.81%	0.28%	2.81%	30%
(0.42)	10.91	22.53%	1,075.4	0.22%	3.41%	0.22%	3.41%	16%
(0.38)	9.27	(20.61)%	714.8	0.18%	4.09%	0.18%	4.09%	21%
(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%

—	6.20	(12.83)%	29.6	1.13%	(0.21)%	1.13%	(0.21)%	56%
—	7.11	25.00%	36.3	1.15%	(0.57)%	1.15%	(0.57)%	54%
—	5.69	56.58%	30.9	1.22%	(0.67)%	1.23%	(0.68)%	181%
(1.02)	3.63	(48.32)%	24.3	0.89%	(0.01)%	0.91%	(0.03)%	269%
(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2011	$12.08	$0.03	$(0.46)	$(0.43)	$—	$(0.39)	$—
Year Ended 12/31/2010	11.08	(0.02)	1.22	1.20	(0.02)	(0.18)	—
Year Ended 12/31/2009	8.94	0.02	2.12	2.14	—	—	—
Year Ended 12/31/2008 (c)	10.00	—	(1.05)	(1.05)	(0.01)	—	—

PARTNER NATURAL RESOURCES PORTFOLIO
Year Ended 12/31/2011	9.56	0.02	(1.24)	(1.22)	(0.01)	—	—
Year Ended 12/31/2010	8.23	—	1.34	1.34	(0.01)	—	—
Year Ended 12/31/2009	5.72	0.01	2.50	2.51	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.01	(4.28)	(4.27)	(0.01)	—	—

PARTNER EMERGING MARKETS PORTFOLIO
Year Ended 12/31/2011	12.38	0.15	(1.48)	(1.33)	(0.13)	—	—
Year Ended 12/31/2010	9.72	0.06	2.60	2.66	—	—	—
Year Ended 12/31/2009	5.59	0.04	4.13	4.17	(0.04)	—	—
Year Ended 12/31/2008 (c)	10.00	0.06	(4.42)	(4.36)	(0.05)	—	—

REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2011 (d)	14.49	0.22	1.06	1.28	—	—	—
Year Ended 12/31/2010	11.67	0.22	2.99	3.21	(0.39)	—	—
Year Ended 12/31/2009	9.34	0.29	2.44	2.73	(0.29)	—	(0.11)
Year Ended 12/31/2008	17.74	0.41	(6.35)	(5.94)	(0.74)	(1.46)	(0.26)
Year Ended 12/31/2007	22.93	0.32	(3.84)	(3.52)	(0.30)	(1.37)	—

PARTNER UTILITIES PORTFOLIO
Year Ended 12/31/2011	8.10	0.13	0.60	0.73	(0.18)	—	—
Year Ended 12/31/2010	7.76	0.18	0.33	0.51	(0.17)	—	—
Year Ended 12/31/2009	6.93	0.18	0.65	0.83	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.12	(3.08)	(2.96)	(0.11)	—	—

PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2011	12.92	(0.08)	(0.42)	(0.50)	—	—	—
Year Ended 12/31/2010	10.03	(0.07)	2.96	2.89	—	—	—
Year Ended 12/31/2009	7.45	(0.03)	2.62	2.59	(0.01)	—	—
Year Ended 12/31/2008	13.94	0.01	(5.77)	(5.76)	—	(0.73)	—
Year Ended 12/31/2007	13.58	(0.04)	1.21	1.17	—	(0.81)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
(d)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.39)	$11.26	(3.79)%	$18.0	1.30%	0.24%	1.64%	(0.11)%	66%
(0.20)	12.08	11.13%	17.9	1.39%	(0.15)%	1.71%	(0.47)%	45%
—	11.08	23.83%	13.3	1.39%	0.19%	2.10%	(0.52)%	80%
(0.01)	8.94	(10.48)%	7.1	1.39%	(0.09)%	2.12%	(0.83)%	40%

(0.01)	8.33	(12.84)%	31.6	1.12%	0.17%	1.12%	0.17%	118%
(0.01)	9.56	16.33%	28.7	1.20%	(0.06)%	1.28%	(0.15)%	2%
—	8.23	43.72%	21.1	1.19%	0.15%	1.70%	(0.36)%	2%
(0.01)	5.72	(42.68)%	6.6	1.19%	0.23%	1.87%	(0.45)%	1%

(0.13)	10.92	(10.83)%	38.9	1.43%	1.27%	1.66%	1.04%	6%
—	12.38	27.33%	40.9	1.50%	0.74%	1.88%	0.36%	4%
(0.04)	9.72	74.70%	17.4	1.50%	0.78%	2.91%	(0.63)%	13%
(0.05)	5.59	(43.58)%	5.3	1.50%	1.18%	2.68%	0.00%	25%

—	15.77	8.83%	108.0	0.87%	1.47%	0.87%	1.47%	16%
(0.39)	14.49	27.56%	329.5	0.87%	1.62%	0.87%	1.62%	15%
(0.40)	11.67	29.08%	265.4	0.89%	3.34%	0.90%	3.33%	18%
(2.46)	9.34	(37.24)%	197.4	0.85%	2.74%	0.86%	2.73%	45%
(1.67)	17.74	(16.80)%	326.4	0.86%	1.60%	0.86%	1.60%	71%

(0.18)	8.65	9.08%	11.1	0.90%	2.13%	2.05%	0.99%	92%
(0.17)	8.10	6.69%	7.9	0.91%	2.80%	2.48%	1.23%	22%
—	7.76	12.00%	6.4	0.90%	2.93%	3.10%	0.73%	22%
(0.11)	6.93	(29.57)%	4.4	0.90%	2.55%	2.31%	1.14%	22%

—	12.42	(3.85)%	197.5	1.00%	(0.63)%	1.10%	(0.73)%	101%
—	12.92	28.86%	208.5	1.01%	(0.62)%	1.11%	(0.72)%	100%
(0.01)	10.03	34.75%	160.5	1.02%	(0.39)%	1.14%	(0.51)%	118%
(0.73)	7.45	(43.23)%	112.5	0.98%	0.08%	1.09%	(0.04)%	199%
(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2011	$19.06	$0.10	$(0.48)	$(0.38)	$(0.04)	$—
Year Ended 12/31/2010	15.58	0.13	3.52	3.65	(0.17)	—
Year Ended 12/31/2009	12.07	0.11	3.52	3.63	(0.11)	(0.01)
Year Ended 12/31/2008	18.44	0.13	(4.85)	(4.72)	(0.20)	(1.45)
Year Ended 12/31/2007	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)

SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2011	12.66	(0.01)	(0.66)	(0.67)	—	—
Year Ended 12/31/2010	10.13	(0.01)	2.54	2.53	—	—
Year Ended 12/31/2009	8.49	0.07	1.65	1.72	(0.08)	—
Year Ended 12/31/2008	15.48	0.06	(5.34)	(5.28)	(0.13)	(1.58)
Year Ended 12/31/2007	15.43	0.10	0.88	0.98	(0.05)	(0.88)

SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2011	13.19	0.10	(0.02)	0.08	(0.11)	(0.39)
Year Ended 12/31/2010	10.57	0.11	2.60	2.71	(0.09)	—
Year Ended 12/31/2009	10.54	0.11	2.03	2.14	(0.22)	(1.89)
Year Ended 12/31/2008	19.21	0.22	(5.15)	(4.93)	(0.20)	(3.54)
Year Ended 12/31/2007	21.55	0.24	(0.11)	0.13	(0.14)	(2.33)

MID CAP GROWTH PORTFOLIO II
Year Ended 12/31/2011 (c)	9.95	(0.01)	(0.40)	(0.41)	(0.01)	(0.36)
Year Ended 12/31/2010	8.43	0.01	2.32	2.33	—	(0.81)
Year Ended 12/31/2009	5.65	—	2.78	2.78	—	—
Year Ended 12/31/2008	11.42	0.01	(4.37)	(4.36)	(0.03)	(1.38)
Year Ended 12/31/2007	11.37	0.03	2.13	2.16	(0.06)	(2.05)

MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2011	18.56	0.04	(1.04)	(1.00)	(0.06)	—
Year Ended 12/31/2010	14.42	0.06	4.12	4.18	(0.04)	—
Year Ended 12/31/2009	9.55	0.04	4.83	4.87	—	—
Year Ended 12/31/2008	20.18	0.10	(7.19)	(7.09)	(0.18)	(3.36)
Year Ended 12/31/2007	17.59	0.08	3.38	3.46	(0.08)	(0.79)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.04)	$18.64	(1.99)%	$250.4	0.88%	0.52%	0.88%	0.52%	10%
(0.17)	19.06	23.46%	266.9	0.88%	0.75%	0.88%	0.75%	19%
(0.12)	15.58	30.24%	226.3	0.89%	0.86%	0.90%	0.85%	19%
(1.65)	12.07	(27.05)%	167.9	0.86%	1.08%	0.87%	1.07%	31%
(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%

—	11.99	(5.31)%	263.8	0.76%	(0.10)%	0.76%	(0.10)%	88%
—	12.66	25.09%	303.2	0.77%	(0.11)%	0.77%	(0.11)%	208%
(0.08)	10.13	20.38%	258.5	0.78%	0.65%	0.78%	0.65%	254%
(1.71)	8.49	(37.52)%	288.1	0.73%	0.66%	0.75%	0.64%	286%
(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%

(0.50)	12.77	0.53%	189.0	0.45%	0.63%	0.45%	0.63%	13%
(0.09)	13.19	25.88%	220.1	0.46%	0.86%	0.46%	0.86%	11%
(2.11)	10.57	25.29%	203.9	0.47%	0.94%	0.48%	0.94%	13%
(3.74)	10.54	(31.07)%	192.2	0.42%	1.28%	0.42%	1.28%	31%
(2.47)	19.21	(0.50)%	357.9	0.39%	1.00%	0.39%	0.99%	16%

(0.37)	9.17	(4.32)%	17.0	0.72%	(0.13)%	1.02%	(0.43)%	83%
(0.81)	9.95	28.03%	160.2	0.72%	0.12%	1.02%	(0.18)%	55%
—	8.43	49.31%	125.8	0.68%	(0.05)%	1.05%	(0.42)%	73%
(1.41)	5.65	(42.71)%	80.8	0.56%	0.30%	1.07%	(0.22)%	104%
(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%

(0.06)	17.50	(5.43)%	348.8	0.46%	0.21%	0.46%	0.21%	67%
(0.04)	18.56	29.11%	419.9	0.46%	0.34%	0.46%	0.34%	48%
—	14.42	50.94%	365.2	0.48%	0.30%	0.48%	0.29%	61%
(3.54)	9.55	(41.13)%	275.1	0.44%	0.54%	0.45%	0.52%	82%
(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER MID CAP VALUE PORTFOLIO
Year Ended 12/31/2011	$13.38	$0.11	$(0.95)	$(0.84)	$(0.03)	$—
Year Ended 12/31/2010	10.82	0.08	2.58	2.66	(0.10)	—
Year Ended 12/31/2009	8.25	0.12	2.54	2.66	(0.09)	—
Year Ended 12/31/2008	13.41	0.08	(4.61)	(4.53)	(0.18)	(0.45)
Year Ended 12/31/2007	13.06	0.14	0.28	0.42	—	(0.07)

MID CAP STOCK PORTFOLIO
Year Ended 12/31/2011	12.25	0.03	(0.79)	(0.76)	(0.01)	—
Year Ended 12/31/2010	9.80	0.05	2.45	2.50	(0.05)	—
Year Ended 12/31/2009	7.08	0.05	2.72	2.77	(0.05)	—
Year Ended 12/31/2008	13.15	0.04	(5.08)	(5.04)	(0.12)	(0.91)
Year Ended 12/31/2007	13.41	0.08	0.76	0.84	(0.12)	(0.98)

MID CAP INDEX PORTFOLIO
Year Ended 12/31/2011	12.91	0.10	(0.33)	(0.23)	(0.11)	(0.78)
Year Ended 12/31/2010	10.37	0.11	2.55	2.66	(0.12)	—
Year Ended 12/31/2009	8.31	0.12	2.72	2.84	(0.18)	(0.60)
Year Ended 12/31/2008	15.20	0.19	(5.02)	(4.83)	(0.19)	(1.87)
Year Ended 12/31/2007	15.05	0.20	1.00	1.20	(0.15)	(0.90)

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2011	8.77	0.19	(1.26)	(1.07)	(0.17)	(0.14)
Year Ended 12/31/2010	7.84	0.11	0.93	1.04	(0.11)	—
Year Ended 12/31/2009	6.03	0.10	1.81	1.91	(0.10)	—
Year Ended 12/31/2008 (c)	10.00	0.07	(3.98)	(3.91)	(0.06)	—

PARTNER INTERNATIONAL STOCK PORTFOLIO
Year Ended 12/31/2011	10.67	0.26	(1.75)	(1.49)	—	—
Year Ended 12/31/2010	9.99	0.20	0.68	0.88	(0.20)	—
Year Ended 12/31/2009	8.18	0.20	1.82	2.02	(0.21)	—
Year Ended 12/31/2008	17.26	0.33	(6.56)	(6.23)	(0.68)	(2.17)
Year Ended 12/31/2007	16.32	0.36	1.37	1.73	(0.24)	(0.55)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.03)	$12.51	(6.33)%	$215.8	0.84%	0.84%	0.84%	0.84%	76%
(0.10)	13.38	24.73%	232.2	0.85%	0.72%	0.85%	0.72%	91%
(0.09)	10.82	32.33%	183.7	0.87%	1.42%	0.88%	1.41%	114%
(0.63)	8.25	(35.05)%	123.3	0.83%	1.41%	0.85%	1.39%	97%
(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%

(0.01)	11.48	(6.29)%	457.0	0.72%	0.24%	0.72%	0.24%	35%
(0.05)	12.25	25.60%	511.5	0.73%	0.45%	0.73%	0.45%	78%
(0.05)	9.80	39.10%	443.5	0.73%	0.55%	0.74%	0.54%	53%
(1.03)	7.08	(40.75)%	379.9	0.72%	0.81%	0.73%	0.80%	234%
(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%

(0.89)	11.79	(2.23)%	78.1	0.53%	0.72%	0.53%	0.72%	16%
(0.12)	12.91	25.91%	94.2	0.54%	0.81%	0.54%	0.81%	13%
(0.78)	10.37	36.69%	86.9	0.56%	1.19%	0.57%	1.19%	18%
(2.06)	8.31	(36.29)%	75.1	0.46%	1.33%	0.46%	1.32%	24%
(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%

(0.31)	7.39	(12.13)%	495.6	0.99%	2.25%	0.99%	2.25%	64%
(0.11)	8.77	13.43%	522.6	1.00%	1.73%	1.05%	1.68%	84%
(0.10)	7.84	31.67%	254.9	1.00%	2.01%	1.20%	1.81%	80%
(0.06)	6.03	(39.09)%	105.9	1.00%	2.17%	1.25%	1.92%	49%

—	9.18	(13.91)%	709.8	0.82%	2.43%	0.90%	2.35%	73%
(0.20)	10.67	8.78%	889.3	0.83%	1.97%	0.91%	1.89%	100%
(0.21)	9.99	24.79%	882.9	0.85%	2.29%	0.91%	2.23%	76%
(2.85)	8.18	(41.10)%	778.1	0.81%	2.54%	0.89%	2.46%	70%
(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Year Ended 12/31/2011	$10.35	$—	$(0.19)	$(0.19)	$—	$—
Year Ended 12/31/2010	8.76	—	1.60	1.60	(0.01)	—
Year Ended 12/31/2009	6.48	0.03	2.29	2.32	(0.04)	—
Year Ended 12/31/2008 (c)	10.00	0.02	(3.52)	(3.50)	(0.02)	—

PARTNER ALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2011	10.07	(0.03)	(0.69)	(0.72)	—	—
Year Ended 12/31/2010	8.03	(0.01)	2.05	2.04	—	—
Year Ended 12/31/2009	5.34	(0.01)	2.70	2.69	—	—
Year Ended 12/31/2008 (c)	10.00	(0.01)	(4.65)	(4.66)	—	—

PARTNER ALL CAP VALUE PORTFOLIO
Year Ended 12/31/2011	9.09	0.05	(0.97)	(0.92)	(0.05)	—
Year Ended 12/31/2010	7.65	0.03	1.41	1.44	—	—
Year Ended 12/31/2009	5.47	0.06	2.20	2.26	(0.08)	—
Year Ended 12/31/2008 (c)	10.00	0.08	(4.51)	(4.43)	(0.10)	—

PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2011	8.93	0.06	(0.49)	(0.43)	(0.06)	—
Year Ended 12/31/2010	7.73	0.04	1.22	1.26	(0.06)	—
Year Ended 12/31/2009	6.10	0.06	1.66	1.72	(0.09)	—
Year Ended 12/31/2008	13.00	0.09	(5.05)	(4.96)	(0.08)	(1.86)
Year Ended 12/31/2007	12.03	0.07	2.28	2.35	(0.06)	(1.32)

LARGE CAP GROWTH PORTFOLIO II
Year Ended 12/31/2011 (d)	6.94	0.02	(0.45)	(0.43)	(0.01)	(0.13)
Year Ended 12/31/2010	7.32	0.02	0.55	0.57	(0.02)	(0.93)
Year Ended 12/31/2009	5.85	0.05	2.26	2.31	(0.04)	(0.80)
Year Ended 12/31/2008	11.96	0.02	(4.49)	(4.47)	(0.06)	(1.58)
Year Ended 12/31/2007	11.00	0.06	1.71	1.77	(0.08)	(0.73)

LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2011	16.98	0.10	(1.02)	(0.92)	(0.10)	—
Year Ended 12/31/2010	15.40	0.09	1.58	1.67	(0.09)	—
Year Ended 12/31/2009	10.96	0.11	4.43	4.54	(0.10)	—
Year Ended 12/31/2008	19.23	0.18	(8.26)	(8.08)	(0.19)	—
Year Ended 12/31/2007	16.64	0.12	2.67	2.79	(0.20)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
(d)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$—	$10.16	(1.82)%	$6.1	0.98%	0.01%	2.99%	(2.00)%	45%
(0.01)	10.35	18.31%	4.4	0.98%	0.05%	3.63%	(2.60)%	41%
(0.04)	8.76	35.65%	4.1	0.98%	0.41%	4.06%	(2.67)%	41%
(0.02)	6.48	(34.98)%	3.2	0.98%	0.30%	2.19%	(0.92)%	32%

—	9.35	(7.13)%	12.7	1.00%	(0.26)%	1.85%	(1.12)%	76%
—	10.07	25.33%	11.8	1.00%	(0.17)%	2.26%	(1.42)%	77%
—	8.03	50.32%	8.1	1.00%	(0.15)%	3.79%	(2.94)%	46%
—	5.34	(46.57)%	2.4	1.00%	(0.14)%	2.64%	(1.79)%	62%

(0.05)	8.12	(10.16)%	6.7	0.98%	0.59%	2.42%	(0.85)%	139%
—	9.09	18.86%	7.4	0.99%	0.39%	2.77%	(1.39)%	146%
(0.08)	7.65	41.20%	5.5	0.98%	1.26%	4.67%	(2.43)%	143%
(0.10)	5.47	(44.21)%	2.5	0.98%	1.43%	2.80%	(0.40)%	168%

(0.06)	8.44	(4.83)%	51.4	1.03%	0.56%	1.23%	0.36%	124%
(0.06)	8.93	16.34%	62.4	1.02%	0.47%	1.22%	0.27%	180%
(0.09)	7.73	28.48%	62.6	1.04%	0.76%	1.24%	0.56%	231%
(1.94)	6.10	(42.91)%	56.2	0.86%	0.84%	1.07%	0.64%	260%
(1.38)	13.00	20.37%	117.6	0.84%	0.61%	1.05%	0.41%	169%

(0.14)	6.37	(6.25)%	12.9	0.68%	0.33%	0.87%	0.14%	169%
(0.95)	6.94	8.35%	385.1	0.62%	0.32%	0.87%	0.07%	231%
(0.84)	7.32	39.78%	357.4	0.57%	0.67%	0.87%	0.37%	235%
(1.64)	5.85	(41.92)%	309.0	0.62%	0.90%	1.03%	0.49%	149%
(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%

(0.10)	15.96	(5.42)%	805.3	0.44%	0.55%	0.44%	0.55%	216%
(0.09)	16.98	10.90%	983.3	0.45%	0.56%	0.45%	0.56%	231%
(0.10)	15.40	41.40%	1,025.3	0.45%	0.79%	0.45%	0.79%	216%
(0.19)	10.96	(42.00)%	844.5	0.44%	0.74%	0.45%	0.73%	177%
(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2011	$11.58	$(0.03)	$(0.14)	$(0.17)	$—	$—
Year Ended 12/31/2010	9.93	(0.02)	1.67	1.65	—	—
Year Ended 12/31/2009	6.96	—	3.00	3.00	(0.03)	—
Year Ended 12/31/2008	13.55	0.05	(5.29)	(5.24)	(0.09)	(1.26)
Year Ended 12/31/2007	13.08	0.08	1.14	1.22	(0.07)	(0.68)

LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2011	10.73	0.18	(0.52)	(0.34)	—	—
Year Ended 12/31/2010	9.65	0.14	1.08	1.22	(0.14)	—
Year Ended 12/31/2009	8.10	0.16	1.55	1.71	(0.16)	—
Year Ended 12/31/2008	13.41	0.23	(4.66)	(4.43)	(0.43)	(0.45)
Year Ended 12/31/2007	13.50	0.19	0.48	0.67	(0.17)	(0.59)

LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2011	8.50	0.09	(0.48)	(0.39)	—	—
Year Ended 12/31/2010	7.72	0.06	0.78	0.84	(0.06)	—
Year Ended 12/31/2009	6.11	0.07	1.61	1.68	(0.07)	—
Year Ended 12/31/2008	11.04	0.15	(4.05)	(3.90)	(0.28)	(0.75)
Year Ended 12/31/2007	10.54	0.12	0.68	0.80	(0.12)	(0.18)

LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2011	17.71	0.34	(0.04)	0.30	(0.30)	—
Year Ended 12/31/2010	15.76	0.30	1.95	2.25	(0.30)	—
Year Ended 12/31/2009	13.72	0.33	2.98	3.31	(0.45)	(0.82)
Year Ended 12/31/2008	25.18	0.47	(8.99)	(8.52)	(0.50)	(2.44)
Year Ended 12/31/2007	25.32	0.49	0.87	1.36	(0.44)	(1.06)

EQUITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2011	9.06	0.15	(0.37)	(0.22)	(0.03)	—
Year Ended 12/31/2010	7.91	0.15	1.13	1.28	(0.13)	—
Year Ended 12/31/2009	6.89	0.14	1.01	1.15	(0.13)	—
Year Ended 12/31/2008 (c)	10.00	0.15	(3.11)	(2.96)	(0.15)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$11.41	(1.49)%	$51.1	0.96%	(0.20)%	1.06%	(0.30)%	26%
—	11.58	16.62%	61.4	0.95%	(0.19)%	1.05%	(0.29)%	36%
(0.03)	9.93	43.17%	61.3	0.98%	0.01%	1.08%	(0.09)%	53%
(1.35)	6.96	(42.13)%	52.1	0.82%	0.34%	0.92%	0.23%	44%
(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%

—	10.39	(3.08)%	752.1	0.64%	1.70%	0.64%	1.70%	73%
(0.14)	10.73	12.61%	811.3	0.65%	1.39%	0.65%	1.39%	109%
(0.16)	9.65	21.11%	733.0	0.65%	1.77%	0.65%	1.77%	110%
(0.88)	8.10	(34.33)%	664.1	0.64%	2.16%	0.65%	2.16%	53%
(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%

—	8.11	(4.58)%	565.8	0.69%	1.00%	0.69%	1.00%	139%
(0.06)	8.50	10.82%	628.3	0.69%	0.74%	0.69%	0.74%	181%
(0.07)	7.72	27.59%	617.3	0.70%	1.03%	0.71%	1.03%	169%
(1.03)	6.11	(37.68)%	497.4	0.66%	1.42%	0.67%	1.41%	100%
(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%

(0.30)	17.71	1.71%	291.3	0.42%	1.67%	0.42%	1.67%	4%
(0.30)	17.71	14.63%	331.5	0.42%	1.64%	0.42%	1.64%	6%
(1.27)	15.76	26.20%	338.2	0.43%	2.00%	0.43%	2.00%	7%
(2.94)	13.72	(37.12)%	319.7	0.38%	2.01%	0.39%	2.00%	8%
(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%

(0.03)	8.81	(2.46)%	88.1	0.83%	1.78%	0.83%	1.78%	195%
(0.13)	9.06	16.23%	76.3	0.85%	2.06%	0.89%	2.02%	362%
(0.13)	7.91	16.68%	55.0	0.85%	2.24%	0.99%	2.10%	416%
(0.15)	6.89	(29.58)%	41.4	0.80%	2.74%	0.84%	2.71%	74%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED PORTFOLIO
Year Ended 12/31/2011	$14.72	$0.34	$0.26	$0.60	$(0.34)	$(0.50)
Year Ended 12/31/2010	13.44	0.34	1.39	1.73	(0.36)	(0.09)
Year Ended 12/31/2009	11.75	0.38	2.06	2.44	(0.55)	(0.20)
Year Ended 12/31/2008	17.16	0.56	(4.82)	(4.26)	(0.58)	(0.57)
Year Ended 12/31/2007	16.77	0.57	0.35	0.92	(0.53)	—

HIGH YIELD PORTFOLIO
Year Ended 12/31/2011	4.81	0.37	(0.15)	0.22	(0.37)	—
Year Ended 12/31/2010	4.56	0.38	0.25	0.63	(0.38)	—
Year Ended 12/31/2009	3.48	0.38	1.07	1.45	(0.37)	—
Year Ended 12/31/2008	4.84	0.37	(1.34)	(0.97)	(0.39)	—
Year Ended 12/31/2007	5.11	0.40	(0.26)	0.14	(0.41)	—

DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2011	6.75	0.29	(0.13)	0.16	(0.35)	—
Year Ended 12/31/2010	6.14	0.38	0.55	0.93	(0.32)	—
Year Ended 12/31/2009	5.01	0.43	1.15	1.58	(0.45)	—
Year Ended 12/31/2008	6.98	0.46	(2.00)	(1.54)	(0.43)	—
Year Ended 12/31/2007	7.19	0.34	(0.41)	(0.07)	(0.14)	—

PARTNER SOCIALLY RESPONSIBLE BOND PORTFOLIO
Year Ended 12/31/2011	10.31	0.29	0.40	0.69	(0.29)	—
Year Ended 12/31/2010	10.16	0.33	0.48	0.81	(0.33)	(0.33)
Year Ended 12/31/2009	10.02	0.43	0.62	1.05	(0.36)	(0.55)
Year Ended 12/31/2008 (c)	10.00	0.26	0.01	0.27	(0.25)	—

INCOME PORTFOLIO
Year Ended 12/31/2011	9.96	0.46	0.12	0.58	(0.45)	—
Year Ended 12/31/2010	9.39	0.49	0.57	1.06	(0.49)	—
Year Ended 12/31/2009	8.20	0.50	1.19	1.69	(0.50)	—
Year Ended 12/31/2008	9.74	0.51	(1.53)	(1.02)	(0.52)	—
Year Ended 12/31/2007	9.90	0.53	(0.17)	0.36	(0.52)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$(0.84)	$14.48	4.18%	$240.5	0.44%	2.06%	0.44%	2.06%	143%
(0.45)	14.72	13.30%	270.6	0.44%	2.13%	0.44%	2.13%	136%
(0.75)	13.44	21.76%	281.2	0.44%	2.55%	0.44%	2.54%	115%
(1.15)	11.75	(26.06)%	280.0	0.39%	3.00%	0.41%	2.98%	133%
(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%

(0.37)	4.66	4.71%	778.5	0.45%	7.81%	0.45%	7.81%	58%
(0.38)	4.81	14.58%	783.0	0.45%	8.20%	0.45%	8.20%	82%
(0.37)	4.56	43.49%	756.0	0.45%	9.28%	0.46%	9.28%	61%
(0.39)	3.48	(21.19)%	597.2	0.43%	8.63%	0.45%	8.61%	50%
(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%

(0.35)	6.56	2.32%	118.4	0.55%	4.98%	0.55%	4.98%	127%
(0.32)	6.75	15.85%	106.0	0.57%	6.28%	0.57%	6.28%	116%
(0.45)	6.14	33.06%	87.2	0.61%	7.08%	0.63%	7.07%	88%
(0.43)	5.01	(23.30)%	75.0	0.51%	5.61%	0.52%	5.59%	115%
(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%

(0.29)	10.71	6.70%	10.2	0.68%	2.73%	2.17%	1.25%	254%
(0.66)	10.31	8.05%	8.8	0.69%	3.09%	2.40%	1.39%	146%
(0.91)	10.16	10.98%	6.2	0.68%	4.17%	2.51%	2.33%	148%
(0.25)	10.02	2.68%	6.8	0.68%	3.89%	1.66%	2.91%	60%

(0.45)	10.09	5.96%	1,463.1	0.44%	4.53%	0.44%	4.53%	142%
(0.49)	9.96	11.55%	1,322.2	0.44%	5.06%	0.44%	5.05%	146%
(0.50)	9.39	21.29%	1,278.2	0.44%	5.72%	0.45%	5.71%	160%
(0.52)	8.20	(10.85)%	1,097.1	0.44%	5.61%	0.45%	5.60%	160%
(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BOND INDEX PORTFOLIO
Year Ended 12/31/2011	$10.73	$0.31	$0.55	$0.86	$(0.31)	$(0.07)
Year Ended 12/31/2010	10.13	0.33	0.60	0.93	(0.33)	—
Year Ended 12/31/2009	9.72	0.37	0.43	0.80	(0.39)	—
Year Ended 12/31/2008	10.29	0.48	(0.56)	(0.08)	(0.49)	—
Year Ended 12/31/2007	10.22	0.50	0.07	0.57	(0.50)	—

LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2011	9.80	0.23	(0.14)	0.09	(0.22)	—
Year Ended 12/31/2010	9.62	0.32	0.18	0.50	(0.32)	—
Year Ended 12/31/2009	8.79	0.39	0.82	1.21	(0.38)	—
Year Ended 12/31/2008	9.84	0.42	(1.04)	(0.62)	(0.43)	—
Year Ended 12/31/2007	9.92	0.47	(0.08)	0.39	(0.47)	—

MORTGAGE SECURITIES PORTFOLIO
Year Ended 12/31/2011	10.32	0.30	0.17	0.47	(0.30)	(0.04)
Year Ended 12/31/2010	9.62	0.35	0.80	1.15	(0.35)	(0.10)
Year Ended 12/31/2009	8.82	0.43	0.69	1.12	(0.32)	—
Year Ended 12/31/2008	9.71	0.44	(0.91)	(0.47)	(0.42)	—
Year Ended 12/31/2007	9.71	0.49	(0.01)	0.48	(0.48)	—

MONEY MARKET PORTFOLIO
Year Ended 12/31/2011	1.00	—	—	—	—	—
Year Ended 12/31/2010	1.00	—	—	—	—	—
Year Ended 12/31/2009	1.00	—	—	—	—	—
Year Ended 12/31/2008	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/2007	1.00	0.05	—	0.05	(0.05)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.38)	$11.21	8.23%	$164.5	0.46%	2.83%	0.46%	2.83%	415%
(0.33)	10.73	9.24%	161.4	0.46%	3.12%	0.46%	3.12%	387%
(0.39)	10.13	8.47%	156.5	0.46%	3.78%	0.47%	3.77%	388%
(0.49)	9.72	(0.82)%	174.6	0.39%	4.83%	0.43%	4.79%	346%
(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%

(0.22)	9.67	0.90%	1,497.8	0.43%	2.31%	0.44%	2.30%	91%
(0.32)	9.80	5.25%	1,318.7	0.43%	3.27%	0.44%	3.27%	102%
(0.38)	9.62	14.04%	1,105.6	0.44%	4.23%	0.45%	4.23%	145%
(0.43)	8.79	(6.46)%	925.9	0.44%	4.44%	0.45%	4.43%	121%
(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%

(0.34)	10.45	4.53%	32.4	0.90%	2.89%	0.90%	2.89%	854%
(0.45)	10.32	12.09%	33.5	0.89%	3.43%	0.89%	3.43%	676%
(0.32)	9.62	13.02%	31.6	0.92%	4.67%	0.92%	4.67%	643%
(0.42)	8.82	(4.96)%	35.2	0.67%	4.67%	0.67%	4.67%	721%
(0.48)	9.71	5.09%	49.8	0.65%	5.05%	0.65%	5.05%	731%

—	1.00	0.00%	170.5	0.30%	0.00%	0.51%	(0.21)%	N/A
—	1.00	0.00%	171.8	0.31%	(0.01)%	0.50%	(0.19)%	N/A
—	1.00	0.43%	246.0	0.39%	0.47%	0.49%	0.37%	N/A
(0.03)	1.00	2.95%	683.4	0.36%	2.93%	0.46%	2.83%	N/A
(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by the Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its meeting on November 29, 2011, the Board voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series (each, a “Portfolio”) of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of the Portfolios;

3.	The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Portfolios grow;

6.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders;

7.	Other benefits realized by the Adviser from its relationship with the Fund; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors) met on six occasions from March 8 to November 29, 2011 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses and performance of each of the Portfolios in comparison to a peer group of comparable funds; detailed information prepared by management with respect to the cost of services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios, the personnel providing the services, changes in staff and systems improvements. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information

Additional Information

(unaudited)

presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contract Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Directors of Equity and Fixed Income Investments, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Directors of Equity and Fixed Income Investments presented information about each of the Portfolios. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of the Subadvisers to the Fund. The Independent Directors also met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment and retention of portfolio managers, research analysts, and other personnel, and investment in additional and updated technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Adviser also discussed improved risk controls. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Directors of Equities and Fixed Income Investments reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

For the three-year period ended June 30, 2011, the Board noted the average ranking of the Portfolios against their Lipper categories was 44% (with 1% being the best) and that 61% of the Portfolios performed in the top two quartiles. The Board concluded that the performance of each individual Portfolio was either satisfactory compared to its peer group or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

Additional Information

(unaudited)

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that the majority of the Portfolios’ advisory fees were at or below the medians of their peer groups. More specifically, the Board observed that 57.8% of the Portfolios comprising 72.8% of the Fund’s assets had gross advisory fees below their peer group medians. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Portfolios, noting that 68.9% of the Portfolios, representing 75.3% of total Fund assets, had effective advisory fees at or below their peer group medians. The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Portfolios and considered the effect of the waivers in lowering the Portfolios’ expenses.

On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were not excessive.

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. The Board noted that approximately 85% of the Portfolios had net operating expenses at or below the median of their peer groups.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Fund, including, among other things, research received by the Adviser generated from commission dollars spent on the

Additional Information

(unaudited)

Portfolios’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

Board of Directors and Officers

The following table provides information about the Directors and Officers of the Fund. Each Director oversees each of the 41 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 25 funds that offer Class A and Institutional Class shares.

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 41 series of the Fund, the 25 funds of Thrivent Mutual Funds and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Director (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 54	President since 2008; Trustee since 2009; Vice President from 2004 until 2008	67	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	None
Independent Directors (3)
Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 72	Trustee from 1992 until December 2011	67	President, Carthage College	Currently, Director of Optique Funds, Inc., an investment company consisting of one portfolio; Kenosha Hospital and Medical Center, Prairie School Board and United Health Systems Board. Previously, Director of the National Association of Independent Colleges and Universities

Board of Directors and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN Age 59	Trustee since 2011	67	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008; Independent Director/Trustee of three affiliated family of funds (AEGON/Transamerica Series Trust (consisted of 40 funds), Transamerica IDEX Funds (consisted of 53 funds) and Transamerica Income Shares, Inc. (consisted of one fund)) from 2001 through 2007; Independent Director of Central Vermont Public Service Corporation (electric utility) from 2001 through 2007; Advisory Board Director of AmSouth Bank, N.A. from 1997 through 2007	Please see principal occupation during the past 5 years

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 68	Trustee since 1987	67	Retired	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 68	Trustee since 2004	67	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007	Previously, Director of Washington Hospital Center

Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN Age 51	Trustee since 2011	67	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004	None

Board of Directors and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 55	Trustee since 2009	67	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 72	Chair from 2009 until December 2011; Trustee from 2004 until December 2011	67	Retired	None

James A. Nussle 625 Fourth Avenue South Minneapolis, MN Age 51	Trustee since 2011	67	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009; CEO of The Nussle Group, Navigating Strategies LLC (consulting firm) from January 2007 through September 2007; and Member of Congress in U.S. House of Representatives from 1991 through 2007	Currently, Advisory Board member of AVISTA Capital Partners

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 65	Trustee since 2006	67	Retired	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence

Board of Directors and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 61	Trustee since 2007	67	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007 of Harbor Funds	None

Board of Directors and Officers

Executive Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 54	President since 2008; Trustee since 2009; Vice President from 2004 until 2008	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 40	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, since 2006 and Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010, Thrivent Financial

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 44	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN Age 46	Chief Compliance Officer since 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 50	Vice President since 2006	Vice President, Products, Thrivent Financial since 2005

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI Age 34	Anti-Money Laundering Officer since 2011	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 50	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 56	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine 625 Fourth Avenue South Minneapolis, MN Age 32	Assistant Secretary since 2010	Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 41	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Board of Directors and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 42	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 34	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007

(1)	“Interested person” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Directors other than Mr. Swansen are not “interested persons” of the Fund and are referred to as “Independent Directors.”

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2011

With respect to

Thrivent Partner Technology Portfolio

The summary section of the prospectus of Thrivent Partner Technology Portfolio is amended. The following is added to the description under “Portfolio Manager(s)”:

GSAM uses its Growth Investment Team to manage the Portfolio. Steven M. Barry, David G. Shell, CFA, Scott Kolar, CFA, and Jeff Rabinowitz, CFA are portfolio managers to the Portfolio. Mr. Barry and Mr. Shell are both Managing Directors, Chief Investment Officers and Senior Portfolio Managers at GSAM; they have been with GSAM since the respective years of 1999 and 1997 and have been portfolio managers of this Portfolio since 2009. Mr. Kolar and Mr. Rabinowitz are both Managing Directors and Senior Portfolio Managers. They have been with GSAM since 1997 and 1999, respectively, and have been portfolio managers of this Portfolio since the respective years of 2010 and 2011.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Partner Technology Portfolio is deleted and replaced with the following:

GSAM uses its Growth Investment Team to manage the Portfolio. Steven M. Barry, David G. Shell, CFA, Scott Kolar, CFA, and Jeff Rabinowitz, CFA are portfolio managers to the Portfolio. Mr. Barry and Mr. Shell are both Managing Directors, Chief Investment Officers and Senior Portfolio Managers at GSAM; they have been with GSAM since the respective years of 1999 and 1997 and have been portfolio managers of this Portfolio since 2009. Mr. Kolar and Mr. Rabinowitz are both Managing Directors and Senior Portfolio Managers. They have been with GSAM since 1997 and 1999, respectively, and have been portfolio managers of this Portfolio since the respective years of 2010 and 2011.

Effective December 31, 2011, Mr. Shell will retire and will no longer have portfolio management responsibilities with respect to the Portfolio. All references to Mr. Shell in the Prospectus are deleted as of that date.

The date of this Supplement is November 22, 2011.

Please include this Supplement with your Prospectus.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Financial for Lutherans

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CHOOSE eDELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
4321 N BALLARD RD
APPLETON WI 54913-9847

Fold Here

Why should you consider eDelivery?

- It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.
- It's simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.
- It's less expensive than mailing your documents.
- It's good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That's as many as 26 acres of trees that could be saved by choosing eDelivery.

TAPE HERE DO NOT STAPLE

TAPE HERE DO NOT STAPLE

TAPE HERE
TAPE HERE
TAPE HERE
TAPE HERE

DO NOT STAPLE TAPE HERE

DO NOT STAPLE TAPE HERE

Thrivent Financial for Lutherans®

625 Fourth Ave. S., Minneapolis, MN 55415-1665

Choose eDelivery.

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

- **Prospectus**
- **Annual and semiannual reports**
- **Annual privacy notices**

Fold Here

I understand and agree to the following:

- I will receive electronic delivery of Thrivent documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from www.adobe.com)
- This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1: ______________________________ (Please print first and last name.)

Contract owner 2: ______________________________ (Please print first and last name.)

Email: ______________________________

Email: ______________________________

Signature: ______________________________

Signature: ______________________________

Address (if different than above): ______________________________

City: ____________________ State: ____________ ZIP: ____________

23572AR R2-12

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of
Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Constance L. Souders, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $556,733 for the year ended December 31, 2010 and $568,000 for the year ended December 31, 2011.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2010 and $0 for the fiscal year ended December 31, 2011. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2010 and $0 for the year ended December 31, 2011.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $139,492 for the year ended December 31, 2010 and $147,062 for the year ended December 31, 2011. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2010 and $0 for the year ended December 31, 2011.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2010 and $0 for the year ended December 31, 2011. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $1,500 for the year ended December 31, 2010 and $1,800 for the year ended December 31, 2011. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These $1,800 figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or for any service affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2011, were for work performed by persons other than full-time, permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2010 and December 31, 2011 were $1,500 and $1,800, respectively. These $1,800 figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 10.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2012		THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2012	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: February 27, 2012	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer